UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08894

JNL Series Trust

(Exact Name of Registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices) (Zip code)

Steven J. Fredricks
Jackson National Asset Management, LLC
1 Corporate Way
Lansing, Michigan 48951

(Name and address of agent for service)

Registrant's telephone number, including area code: (517) 381-5500

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders

Dear Fellow Investor,

The confidence that you and thousands of other investors have placed in Jackson National Life Insurance Company® (JacksonSM) allowed us to generate record variable annuity (VA) sales of more than $9.1 billion in 2007, a 29-percent increase over the prior year. In fact, Jackson ranked second in the industry in variable annuity net flows during both the second and third quarters of 2007 and, during the first nine months of 2007, Jackson had the largest year-over-year percentage increase in variable annuity net assets among the VA industry’s top-25 issuers.1

After years of building your nest egg, you may be unnerved by the prospect of losing any of its value. Furthermore, choosing sound investments on your own can oftentimes be challenging. That’s why it is important to work with a financial professional, who can help you design a portfolio that features the diversification you need to help protect you from downturns in the market.

We offer more than 80 investment options that you can employ to diversify your portfolio, including several options that incorporate Jackson’s disciplined investing strategy. The heart of disciplined investing is a fundamental process, designed to meet a portfolio’s objectives, that is applied to the securities selection process. By applying a quantitative and impartial approach, disciplined investing can eliminate emotion from the stock selection process.

An essential component of disciplined investing is working with your representative to build a long-term plan and then adhering to that plan. In addition to being long term and regimented, a sound plan should have diversification among asset classes and investment strategies. This is why we also offer you actively managed portfolios sub-advised by some of the most respected names in the industry. During 2007, we further diversified our offering by adding 20 new investment options sub-advised by Capital Guardian Trust Company, Franklin Advisers, Inc., Credit Suisse Asset Management LLC, Pacific Investment Management Company LLC (PIMCO), Mellon Capital Management Corporation, PPM America, Inc., and Standard & Poor’s Investment Advisory Services LLC.

Thank you for choosing Jackson for your investment needs. We are committed to providing high-quality, diversified investment options that can help you achieve your retirement dreams.

Mark D. Nerud

President and Chief Executive Officer

JNL Series Trust

JNL Variable Fund LLC

1Morningstar Annuity Research Center. Top 25 issuers ranked by variable annuity net assets.

JNL/AIM International Growth Fund (Formerly JNL/JPMorgan International Equity Fund) AIM Capital Management, Inc. Team Management

Objective: The investment objective of the JNL/AIM International Growth Fund is long-term growth of capital.

Portfolio Manager Commentary: For the year ended December 31, 2007, the Fund underperformed its benchmarks by posting a return of 9.7% for Class A shares compared to 11.2% for the MSCI EAFE Index and 16.5% for the MSCI EAFE Growth Index.

For the 11 months ended November 30, 2007, the JNL/AIM International Growth Fund was sub-advised by J.P. Morgan Investment Management Inc. and during that period, the Fund underperformed its benchmark by posting a return of 11.6% for Class A shares compared to the 13.7% return for the MSCI EAFE Index.

AIM Capital Management, Inc. replaced J.P. Morgan Investment Management Inc. as the sub-adviser for the Fund on December 3, 2007. Since AIM Capital Management Inc. took over investment decisions through the end of 2007, the Fund outperformed its benchmark by posting a return of -1.7% for Class A shares compared to the -2.1% return for the MSCI EAFE Growth Index.

During the first 11 months of the year, holdings in Europe ex-U.K. and Pacific ex-Japan weighed on relative performance, while exposure to the emerging markets and Japan contributed. Sector-wise, financials and telecommunications detracted, while energy and materials aided returns.

U.K.-based plumbing and heating equipment distributor Wolseley was a major detractor, reporting its first profit decline in six years, due mostly to the effects of housing woes on its U.S. business, which accounts for more than half of the company’s revenues. Concerns about detrimental effects of U.K. rate hikes also weighed on the stock. Alternatively, shares of CVRD, the Brazilian diversified mining company, contributed to returns on news about an early positive settlement of iron ore price negotiations.

In December 2007, solid stock selection combined with an overweight position to the strong oil and gas industry contributed favorably to both absolute and relative results. Stocks held by the Fund – which are not represented in the index— were top contributors to Fund performance. The Fund was underweight healthcare, the weakest sector over the one-month period. AstraZeneca, a European index pharmaceutical stock not held in the Fund, performed poorly, benefiting the Fund’s relative results.

Solid stock selection in Brazil and Canada – markets not represented in the benchmark – contributed favorably to both relative and absolute results. Favorable stock selection and an underweight to the weak UK market helped relative results as well. Fund holdings across automobiles and household durables were down for the period detracting from both absolute and relative results.

The Fund was underweight in the utilities sector, which was one of the strongest sectors for the period. Our bottom-up EQV (earnings, quality and valuation) process led us to an underweight exposure to the utilities sector. In general this was because it is harder to identify the type of attractive growth companies we seek in the utility sector. In addition, from a valuation perspective, many stock valuations appeared expensive, inflated by M&A speculation in the sector.

Our overweight position to the weak commercial banking sector, a segment negatively impacted by U.S. subprime mortgage problems, detracted from relative results as well. Financial stocks have seen a broad and fairly indiscriminate sell-off around the globe recently. Some stocks are seeing much weaker long-term fundamentals and deserve to have declined sharply—others less so. We believe the stocks that are held in the Fund remain liquid, high-quality investments in global growth opportunities.

Global equity markets were generally weak during the fourth quarter of 2007 with the MSCI EAFE Index returning -1.7%. Notwithstanding firm economic underpinnings Europe was unable to escape the broader correction in global equity markets and was down for the period. Continuing a lackluster trend, Japanese equities ended the quarter on a negative note as well. Global emerging equity markets posted positive returns for the quarter, albeit with some volatility mid-period, to cap another year of outperformance for the asset class. Meanwhile from an investment style perspective, growth ended the quarter and the year strongly outperforming value.

As longer-term, bottom-up investors, the Fund managers are more concerned about a company’s fundamentals over a two- to three-year period. Near-term panic rarely causes revolutionary changes in our portfolio. Rather, changes tend to be evolutionary and we often view volatility as an opportunity to purchase quality growth companies at cheaper valuations. The managers believe strict implementation of the Fund’s EQV investment strategy, regardless of market volatility, should enable the Fund to weather short-term storms.

JNL/AIM International Growth Fund (Class A)

JNL/AIM International Growth Fund = $18,334

MSCI EAFE Growth Index = $18,720

MSCI EAFE Index = $22,959

Average Annual Total Returns for Class A Shares
1 year	9.70%
5 year	17.35%
10 year	6.23%

Average Annual Total Returns for Class B Shares
1 year	9.96%
Since inception	14.19%
(Inception date March 5, 2004).

AIM Capital Management, Inc. assumed portfolio management responsibility on December 3, 2007.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/AIM Large Cap Growth Fund AIM Capital Management, Inc. Geoff Keeling & Rob Shoss

Portfolio Manager Commentary: For the year ended December 31, 2007, the JNL/AIM Large Cap Growth Fund outperformed its benchmark by posting a return of 15.8% for Class A shares compared to the 11.8% return for the Russell 1000® Growth Index.

Despite high market volatility late in the year, major U.S. equity markets finished the year in positive territory. In the first part of the year, strong economic growth, favorable corporate earnings and increased merger and acquisition activity drove equity markets. However, concerns about the credit markets, continued weakness in housing and rising oil prices weighed heavily on investor sentiment during much of the second half of the year.

In this environment, large- and mid-cap stocks generally outperformed small-cap stocks. Additionally, growth stocks generally outperformed value stocks. With the exception of the financials and consumer discretionary sectors, positive performance was broad among Russell 1000 Growth Index sectors with the best returns found in the materials, energy and utilities sectors.

The largest contributors to positive absolute performance of the Fund included holdings in the industrials, information technology (IT), telecom and health care sectors. Detractors to absolute performance were concentrated in the consumer discretionary sector.

Relative to the Russell 1000 Growth Index, the Fund outperformed in several sectors, including telecom, industrials, materials and consumer discretionary. The Fund’s holdings in each of these sectors generally outperformed those of the Russell 1000 Growth Index. An underweight position in the consumer discretionary sector also contributed to outperformance, as many consumer discretionary stocks struggled late during the year.

The Fund underperformed by the widest margin in the financials sector. Underperformance in this sector was primarily due to an overweight position, as many holdings in this sector faced selling pressure during the second half of the year. The Fund also underperformed in the consumer staples, IT and energy sectors.

The Fund maintains a disciplined strategy of selecting the best investment opportunities based on earnings, quality and valuation. The portfolio is positioned for what we and many independent analysts believe will be a rebound for growth stocks. Global valuations have converged in recent years, resulting in little disparity in valuation between growth and value stocks. Current valuations suggest very little premium is paid for high quality growth. As a result, we expect companies that grow faster than investors expect and deliver superior returns on capital will outperform, especially as global economic growth potentially moderates.

At the close of the year, the portfolio is overweight compared to the Russell 1000 Growth Index in the industrials, IT, telecommunication services and materials sectors. Underweight positions include the consumer staples, consumer discretionary, energy, and utilities sectors.

JNL/AIM Large Cap Growth Fund (Class A)

JNL/AIM Large Cap Growth Fund = $15,654

S&P 500 Index = $15,206

Russell 1000 Growth Index = $13,339

Average Annual Total Returns for Class A Shares

1 year	15.75%
5 year	13.86%
Since inception	7.52%

(Inception date October 29, 2001).

Average Annual Total Returns for Class B Shares

1 year	16.05%
Since inception	9.85%

(Inception date March 5, 2004).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/AIM Real Estate Fund AIM Capital Management, Inc. Team Management

Objective: The investment objective of the JNL/AIM Real Estate Fund is high total return.

Portfolio Manager Commentary: For the year ended December 31, 2007, the JNL/AIM Real Estate Fund outperformed its benchmark by posting a return of -15.0% for Class A shares compared to the -15.7% return for the FTSE NAREIT Equity REIT Index.

The year was characterized by extremes. Subprime loan concerns and record high crude oil prices, a weakened housing market and U.S. dollar, and subsequently the potentially negative impact on consumer spending, caused market volatility to increase during the year. Yet, despite concerns over a slowing economy, several major market indices ended the year in positive territory and, in fact, were propelled towards all-time closing highs during the year. Strong global growth, steady corporate earnings and continued merger and acquisition activity drove equity markets. During the year, the U.S. Federal Reserve Board lowered the federal funds target rate from 5.25% to 4.25% in three separate actions. Against this backdrop, energy, materials and utilities were among the best performing sectors of the S&P 500 Index. Conversely, financials, consumer discretionary and health care were the weakest performing sectors.

Real estate securities were among the weaker performing markets for the year, and thus underperformed the broad domestic market as measured by the S&P 500 Index. U.S. REITs had enjoyed four years of strong double-digit gains, widely surpassing the S&P 500 Index. Strong investor inflows and privatizations within the U.S. REIT market helped REITs to reach all time closing highs in February 2007. Following February, however, the U.S. REIT market experienced a downturn in the wake of ongoing concerns in the sub-prime lending markets, widening debt spreads, and perceptions of slower future economic growth.

Top contributors to annual Fund performance were health care REITs Ventas Inc. and HCP Inc. Health care, as a defensive sector less directly linked to the overall economy, outperformed during the year. Ventas, a REIT with exposure to nursing homes, senior housing and hospitals, benefited from favorable earnings growth within the health care REIT sector. HCP continues to benefit from the acquisition of CNL Retirement Properties, which closed in 2006, thus creating the largest health care REIT and further diversifying the company’s health care assets.

On the other hand, General Growth Properties and SL Green Realty Corp. detracted from Fund performance during the year. General Growth Properties, the third largest retail REIT that has exposure in shopping centers and regional malls, suffered as a result of increased recession fears and worries about a potentially negative effect on consumer spending. As a majority of retail landlord net operating income comes from contractual rents that must be paid regardless of store sales, we believe it would require a sustained downturn in consumer spending and retail sales before rental and earnings growth would be materially affected. SL Green, which is focused on commercial office properties located in New York City, continues to suffer as a result of negative sentiment regarding financial service firm employment. We believe tenant demand remains positive, particularly in tight markets such as New York City where fundamentals appear likely to remain strong. We continue to own both stocks.

We remain committed to owning quality REITs that we believe could benefit from relatively better sector trends. We continue to control risk by holding a portfolio diversified by property type and geographic location. Real estate, while not immune to macroeconomic issues or interest rate movement, tends to operate on a somewhat longer term cycle. As treasury yields have generally trended lower, the current dividend yield for U.S. REITs may represent an attractive opportunity for investors. Near-term volatility could persist until credit stabilizes. However, the long-term return profile looks attractive given higher real yields, expectations for moderate earnings, and dividend growth coupled with the diversification benefits of real estate.

JNL/AIM Real Estate Fund (Class A)

JNL/AIM Real Estate Fund=$13,561

FTSE NAREIT Equity REIT Index=$13,045

Average Annual Total Returns for Class A Shares

1 year	-15.01%
Since inception	12.11%

(Inception date May 2, 2005).

Average Annual Total Returns for Class B Shares

1 year	-14.82%
Since inception	12.34%

(Inception date May 2, 2005).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/AIM Small Cap Growth Fund AIM Capital Management, Inc. Juliet Ellis & Juan Hartsfield

Objective: The investment objective of JNL/AIM Small Cap Growth Fund is long-term growth of capital.

Portfolio Manager Commentary: For the year ended December 31, 2007, the JNL/AIM Small Cap Growth Fund outperformed its benchmark by posting a return of 11.4% for Class A shares compared to the 7.1% return for the Russell 2000® Growth Index.

Despite high market volatility late in the year, major U.S. equity markets finished the year in positive territory. In the first part of the year, strong economic growth, favorable corporate earnings and increased merger and acquisition activity drove equity markets. However, concerns about the credit markets, continued weakness in housing and rising oil prices weighed heavily on investor sentiment during much of the second half of the year.

In this environment, large- and mid-cap stocks generally outperformed small-cap stocks. Additionally, growth stocks generally outperformed value stocks. With the exception of the financials and consumer discretionary sectors, positive performance was broad among Russell 1000 Growth Index sectors with the best returns found in the materials, energy and utilities sectors.

The Fund benefited from positive absolute performance in eight out of 10 economic sectors, with the highest positive impact on performance coming from holdings in the healthcare, information technology (“IT”) and energy sectors.

Outperformance in the IT sector was driven primarily by solid stock selection in a number of industries including internet software and services, software and semiconductors/semiconductor equipment. Two software holdings were among the Fund’s top five contributors to overall performance during the fiscal year.

Many companies in the energy sector continued to benefit from higher oil prices and the ongoing modernization and expansion of the global energy infrastructure. The Fund outperformed the Russell 2000 Growth Index in this sector due to solid stock selection in both energy equipment and services holdings as well as exploration and production holdings. An overweight position in energy equipment and services holdings also contributed to outperformance.

The Fund also outperformed the Russell 2000 Growth Index in the healthcare sector. Outperformance in this sector was driven primarily by stock selection in biotechnology and healthcare providers and services holdings.

Underperformance versus the Russell 2000 Growth Index was isolated in the materials and consumer discretionary sectors. In the materials sector, underperformance was primarily driven by stock selection. Underperformance in the consumer discretionary sector was driven largely by stock selection in the specialty retail industry. Many retail stocks faced selling pressure during the year, as investors feared that consumers would finally begin to slow their discretionary spending.

During the year, the most significant positioning changes included additions in the industrials, materials and consumer staples sectors. These purchases were funded by reducing exposure to the consumer discretionary, healthcare and financials sectors. All changes to the Fund were based on our bottom-up stock selection process of identifying high quality growth companies trading at what we believe are attractive valuations.

JNL/AIM Small Cap Growth Fund (Class A)

JNL/AIM Small Cap Growth Fund=$17,241

Russell 2000 Growth Index=$16,710

Average Annual Total Returns for Class A Shares
1 year	11.37%
5 year	15.36%
Since inception	9.22%

(Inception date October 29, 2001).

Average Annual Total Returns for Class B Shares
1 year	11.58%
Since inception	9.66%

(Inception date March 5, 2004).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Capital Guardian Global Balanced Fund (formerly JNL/FMR Balanced Fund and JNL/FI Balanced Fund) Capital Guardian Trust Company Team Management

Objective: The investment objective of the JNL/Capital Guardian Global Balanced Fund is to seek income and capital growth, consistent with reasonable risk.

Portfolio Manager Commentary: For the 11 months ended November 30, 2007, the JNL/Capital Guardian Global Balanced Fund was sub-advised by Fidelity Management & Research Company (January 1 through April 30, 2007) and Pyramis Global Advisers, LLC (April 30 through November 30, 2007). During that period, the Fund returned 9.0% for Class A shares, which outperformed the 6.2% return for its equity benchmark, the S&P 500 Index and outperformed the 7.0% return for its fixed income benchmark, the Lehman Brothers Government/Credit Index.

Capital Guardian Trust Company started managing the Fund on December 3, 2007. At that time, the Fund’s strategy changed to a global investment focus. Capital Guardian Trust Company replaced Pyramis Global Advisers, LLC as the sub-adviser for the Fund. Since Capital Guardian Trust Company took over investment decisions through the end of 2007, the Fund had a total return of -0.9% for Class A Shares, which outperformed the -1.1% return for its equity benchmark, the MSCI All Country World Index and underperformed the -0.3% return for its fixed income benchmark, the Lehman Brothers Global Aggregate Bond Index.

In December 2007. world stocks declined as credit markets showed only a feeble response to several supportive policy initiatives by central banks and other authorities, leading to lowered expectations for global economic growth and corporate profitability. German stocks rose, bucking the general trend, and Japanese stocks slid. Crude oil continued its ascent, approaching $100 per barrel. The dollar strengthened in December but weakened substantially against most currencies in the year, bringing its loss against the euro for 2007 to a whopping 10%. Emerging markets held up better for the month than developed markets.

With stocks declining more than bonds on a global basis, the marginal overweight in equities detracted from relative returns. In the equity portion of the portfolio, selection in information technology and telecommunication services were the biggest detractors. Positively impacting returns was stock selection in materials, particularly Potash Corp., the largest holding in the equity portfolio, which was up over 20% for the month. Stock selection and underweighting financials was also beneficial.

In the bond portion of the portfolio, currency exposure and issuer selection were positive contributors while duration detracted.

The portfolio is slightly overweight equities versus bonds. Problems in the U.S. subprime mortgage area are likely to persist throughout 2008. Global economic growth, however, is expected to slow but remain healthy because areas outside the U.S., emerging markets in particular, are growing steadily and are better able to withstand a slow down in the U.S. than in past cycles. In addition, many central banks have been accommodative in their monetary policies and have taken operational measures to combat the effects of the credit crisis on the economy.

While the portfolio is underweight fixed income overall, it is overweight non-U.S. fixed income in anticipation of additional dollar weakness. While the U.S. dollar continues to lose yield support, the possibility of declining real interest rates outside the U.S. combined with a reduced current account deficit and low valuation could provide a floor for the dollar later in the year.

JNL/Capital Guardian Global Balanced Fund (Class A)

JNL/Capital Guardian Global Balanced Fund=$14,330

S&P 500 Index=$11,498

MSCI All Country World Index=$13,888

Global Balanced Hybrid Composite*=$15,236

Balanced Hybrid Composite**=$15,460

*65% MSCI All Country World Index, 35% Lehman Brothers Global Aggregate Bond Index

**30% Russell 3000 Index, 30% Russell 3000 Value Index, and 40% Lehman Brothers U.S. Treasury Index

Average Annual Total Returns for Class A Shares

1 year	7.96%

5 year	10.37%
Since inception	4.80%

(Inception date May 1, 2000).

Average Annual Total Returns for Class B Shares

1 year	8.24%
Since inception	9.49%

(Inception date March 5, 2004).

Capital Guardian Trust Company assumed portfolio management responsibility on December 3, 2007.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Capital Guardian Global Diversified Research Fund

(Formerly JNL/Select Global Growth Fund) Capital Guardian Trust Company Andrew F. Barth

Objective: The investment objective of the JNL/Capital Guardian Global Diversified Research Fund is long-term growth of capital.

Portfolio Manager Commentary: For the year ended December 31, 2007, the Fund outperformed its benchmark by posting a return of 20.7% for Class A shares compared to both the MSCI World Growth Index, which returned 14.8% and the MSCI All Country World Index, which returned 11.7%.

For the 11 months ended November 30, 2007, the JNL/Capital Guardian Global Diversified Research Fund was sub-advised by Wellington Management Company LLP and during that period, the Fund returned 22.6% for Class A shares, which outperformed the 16.0% return from the MSCI World Growth Index.

Capital Guardian Trust Company started managing the Fund on December 3, 2007 and replaced Wellington Management Company LLP as the sub-adviser for the Fund. Since Capital Guardian Trust Company took over investment decisions through the end of 2007, the Fund had a total return of -1.6% for Class A shares, which underperformed the -1.1% return from its new benchmark, the MSCI All Country World Index.

In the first half of 2007, equity markets shrugged off concerns of a slowing economy, potentially higher inflation, and a softening US housing market and powered higher, fueled by strong economic growth outside of the US and record global merger and acquisition activity. In the third quarter, investors became more cautious as food and energy prices continued to rise, mortgage markets deteriorated further, and concerns grew that a weak US housing market would spread to the rest of the US economy and impact global growth. Global equity markets fell modestly during the fourth quarter as the effects of deteriorating US housing and credit markets raised investors’ concerns, tempering enthusiasm for equities.

The Fund’s outperformance during the 11 months ended November 30, 2007 was driven by security selection. Security selection was strongest in the Information Technology, Industrials, and Financials sectors.The Fund also benefited from sector allocation decisions, including a lower-than-benchmark weight to Consumer Discretionary, as we continue to believe that discretionary consumer spending could slow further in the US. Stock picking in the Consumer Discretionary and Telecommunication Services sectors detracted from relative returns. An underweight versus the benchmark in Materials, and an overweight to Financials detracted from results for the period.

Positions in Research in Motion (Information Technology), Nintendo (Information Technology), and Cia Vale do Rio Doce (Materials), contributed to relative performance. Research in Motion, a consumer electronic device company, benefited from new product releases, strong consumer subscriber growth, and a growing international footprint. Shares of Nintendo, an electronic entertainment company, increased as sales of the Nintendo DS and the Wii gaming consoles continued to be very strong. Cia Vale do Rio Doce, a Brazilian metals and mining company, benefited from solid iron ore fundamentals as strong Chinese demand sustains tight capacity and strong spot pricing.

The largest relative detractors from performance were Comcast (Consumer Discretionary), Rakuten (Consumer Discretionary), and Orix (Financials). Comcast, a cable TV provider, experienced a slowdown in subscriber growth due to both the economy and competition. Rakuten, a Japanese online retailer and brokerage firm, fell due to margin pressure resulting from higher overhead costs. Shares of Japanese financial company Orix continued to move lower due to the global sell-off in financials.

For December 2007, the overall underweighting in financials was positive, but stock selection in the sector was the largest detractor from relative returns. Washington Mutual was the biggest detractor to the portfolio. The largest U.S. savings and loan saw its shares tumble as the housing and credit markets deteriorated and after regulators began investigating how the company set values for mortgages sold to investors. Overweighting and stock selection in consumer discretionary and health care also negatively impacted returns. Stock selection in industrials was a positive contributor, particularly Siemens, the top holding, which was up almost 5% for the month.

Investors are trying to discern the extent to which global economic growth will be curtailed amid tighter credit conditions, weak housing markets and potentially slower consumer spending and the loss of significant sources of profit in the financials sector. We believe these negative factors will be partly offset by continued demand from emerging markets.

Nevertheless, we are increasingly focused on companies with earnings visibility. That encompasses some traditionally defensive areas such as telecommunication services; it also includes stocks in areas such as materials, where we believe secular growth in demand will remain strong, and information technology, where consumer electronics are leading the development of next-generation technologies. We are closely monitoring the financials sector and will invest selectively in companies that we like on a fundamental basis and where we believe prices may be approaching a bottom.

JNL/Capital Guardian Global Diversified Research Fund (Class A)

JNL/Capital Guardian Global Diversified Research Fund=$18,295

MSCI All Country World Index=$16,955

MSCI World Growth Index=$17,463

Average Annual Total Returns for Class A Shares

1 year	20.65%
5 year	13.96%
10 year	6.22%

Average Annual Total Returns for Class B Shares

1 year	20.87%
Since inception	10.88%

(Inception date March 5, 2004).

Capital Guardian Trust Company assumed portfolio management responsibility on December 3, 2007.

Past performance is not predictive of future performance. Investment return and pricipal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Capital Guardian U.S. Growth Equity Fund

(Formerly JNL/Select Large Cap Growth Fund) Capital Guardian Trust Company Team Management

Objective: The investment objective of the JNL/Capital Guardian U.S. Growth Equity Fund is long-term growth of capital.

Portfolio Manager Commentary: For the year ended December 31, 2007, the Fund underperformed its benchmark by posting a return of 9.7% for Class A shares compared to the Russell 1000 Growth Index, which returned 11.8%.

For the 11 months ended November 30, 2007, the JNL/Capital Guardian U.S. Growth Equity Fund was sub-advised by Wellington Management Company LLP and during that period, the Fund returned 14.4% for Class A shares, which outperformed the 12.2% return from its benchmark.

Capital Guardian Trust Company started managing the Fund on December 3, 2007 and replaced Wellington Management Company LLP as the sub-adviser for the Fund. Since Capital Guardian Trust Company took over investment decisions through the end of 2007, the Fund had a total return of -4.1% for Class A shares, which underperformed the -0.4% returned from its benchmark.

Through November 30, 2007, the Fund outperformed its benchmark in a period that was favorable to growth investing. Growth stocks, as measured by the Russell 1000 Growth, outperformed value stocks as measured by the Russell 1000 Value Index, and the broader market as measured by the S&P500 Index. In the first half of 2007, equity markets shrugged off concerns of a slowing economy, potentially higher inflation, and a softening US housing market and powered higher, fueled by strong economic growth outside of the US and record global merger and acquisition activity. In the third quarter, investors became more cautious as US housing and mortgage markets deteriorated further, food and energy prices continued to rise, and concerns grew that a weak US housing market would spread to the rest of the US economy and impact global growth. Equity markets fell modestly during the fourth quarter as the effects of deteriorating US housing and credit markets raised investors’ concerns, tempering enthusiasm for equities.

Stock selection in the Information Technology sector was the largest detractor from relative Fund performance, led by Network Appliance, Akamai Technologies, and Cadence Design Systems. Network Appliance, a data solutions company, reported a solid second quarter but their guidance was tempered. The stock fell on weakness in North America and in the financial services sector, though longer-term, storage remains one of the growth areas in technology. Cadence Design Systems, an electronic design automation (EDA) software and hardware company, declined due to investor uncertainty caused by a change in their software license model in October.

In aggregate, sector allocation was modestly additive. An overweight to the underperforming Telecommunication Services sector as well as an underweight to the strong-performing Consumer Staples sector detracted from relative Fund performance. This negative effect was more than offset by an underweight to the weak Consumer Discretionary sector and an overweight to the outperforming Materials sector.

In December 2007, the biggest impact to relative returns was stock selection in the information technology sector. VeriFone Holdings was down over 50% for the month. The underweight position in Apple negatively impacted relative returns, while portfolio holdings Yahoo! Inc. and Ciena Corp. were also poor performers. Stock selection in financials hurt returns, as did the combination of stock selection and overweighting in the weak consumer discretionary sector. Positively impacting returns was the combination of stock selection and underweighting in the also weak consumer staples sector. We think a U.S. economic slowdown is underway. While we do not yet know the full scope of the credit market crisis, we believe it will take time for all its ramifications to work through the financial system and the economy. This credit crunch is wider in scope, more opaque and more complex than past credit crises.

That said, so far the U.S. economy has shown some signs of slowing but not of a serious breakdown. Employment and economic growth have deteriorated somewhat amid modest inflation. But the Fed has shown that it is willing to act to ensure stability, and while there are pockets of weakness, there are also pockets of strength. We are encouraged by the growth of exports as overseas sales blossomed amid a weak dollar. While the dollar continues to lose yield support, the possibility of declining real interest rates outside the U.S. combined with a reduced U.S. current account deficit and low valuation could provide a floor for it later in the year.

JNL/Capital Guardian U.S. Growth Equity Fund (Class A)

JNL/Capital Guardian U.S. Growth Equity Fund=$21,590

Russell 1000 Growth Index=$14,563

Average Annual Total Returns for Class A Shares

1 year	9.73%
5 year	12.68%
10 year	7.99%

Average Annual Total Returns for Class B Shares

1 year	9.94%
Since inception	6.65%

(Inception date March 5, 2004)

Capital Guardian Trust Company assumed portfolio management responsibility on December 3, 2007.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Credit Suisse Global Natural Resources Fund Credit Suisse Asset Management, LLC Credit Suisse Asset Management Limited Neil Greyson and Vipin Ahuja

Objective: The investment objective of the JNL/Credit Suisse Global Natural Resources Fund is long-term capital growth.

Portfolio Manager Commentary: For the period January 16, 2007 through December 31, 2007, the JNL/Credit Suisse Global Natural Resources Fund posted a return of 39.0% for Class A shares, which outperformed the 8.5% return for the MSCI World Index.

The global natural resources sector enjoyed another robust year in 2007. The key theme to emerge from 2007 has been that of the partial de-coupling of the global economy from the US economy, with the contribution to global growth increasing from developing economies, such as Brazil, Russia India and China, the so called BRIC economies. As US and developed European growth slowed into the end of 2007, the growth rates of the developing economies remained strong and the ongoing industrialization together with consumption growth has supported a longer commodity cycle. In addition to the demand trends the lack of a supply side reaction resulting from scarcity of labor and new discoveries together with longer development lead times still resulted in tight conditions thus supporting prices.

Within the basic materials indices (as measured by the MSCI Indices, which comprise the custom benchmark, from inception date of the Fund January 16, 2007), the metals and mining index was the best performer over the year under review returning just over 46%, the oil and gas index returned 32%, the chemicals index rose 30% and the paper and forest products index lagged its peers, falling by almost 9%.

with planned production growth allowing the Fund to benefit not only from commodity price exposure, but also from organic earnings growth. This position has produced mixed results for the year under review, with recent concerns over US growth reducing earlier gains.

The last twelve months have seen exceptional volatility in the oil markets. Oil prices declined to the lows of approximately $50/bbl in January 2007 from almost $80/bl because of warm weather and a big build-up in crude and product inventories in the US. However crude prices steadily recovered during the year and at one point touched $100/bbl. Within our overweight position towards the oil and gas sector, the Fund has been underweight the large integrated producers in favor of oil services and exploration and production companies and we foresee no change to this strategy.

Within the paper and forest products sector we have held the view that the industry continues to suffer from over capacity and that we could expect continued declines in returns on invested capital as well as earnings weakness on currency strength, particularly in the Canadian dollar and the Euro. As such, we have maintained a sector underweight and an overweight in stocks with cost competitive production and a diversified revenue stream to both product and region.

Within the chemicals sector, we regarded the sector as being defensive in 2007 and allocated the Funds resources to companies exposed to the defensive sectors of the US economy in gasses, and to specialist European based names. We also continue to favor the market for catalysts and precious metal refiners.

We expect the environment for global equities to remain challenging as investors continue to speculate on the impact of a US recession on global growth. Our key theme for the sector remains one of the decreasing importance of the US to global commodities demand as emerging and BRIC economies infrastructure and consumption spending is to remain intact. We do expect to see headwinds for at least the first half of 2008 as volatility remains a feature, driven by the ongoing fallout from the credit crisis and the extent to which slower growth in the US impacts global growth. Equity valuations remain undemanding and earnings growth is on track to meet expectations and we do not anticipate any collapse in demand. The key for 2008 will be the extent that the developing and industrializing nations can decouple from a weaker US growth environment. Over the course of 2008 it is our expectation that we will see no major shifts in oil prices. The volatility is likely to remain, with the price driven by demand slowdown concerns and then driven up by supply shortage issues. However as we go into 2009 there is not sufficient additional supply forecast to come and even with modest demand assumptions the market could again tighten. We think the sustainable oil price will find a downside support at the marginal cost of production at around $60/bl and the upside could be much greater than $100/bl until we see demand reaction to the high price.

The natural resource sector has suffered along with global equities and most stocks are trading at very low multiples to near term earnings. We expect the sector to remain supported by robust earnings in the first quarter. Balance sheets remain strong and most companies are generating sufficient cash to fund their growth projects internally.

JNL/Credit Suisse Global Natural Resources Fund (Class A)

JNL/Credit Suisse Global Natural Resources Fund=$13,900

MSCI World Index=$10,852

Natural Resources Hybrid Composite*=$13,062

*50% MSCI Metals and Mining Index, 25% MSCI Oil and Gas Index, 15% MSCI Paper and Forest Index, 10% MSCI Chemicals Index

Total Return for Class A Shares

Since inception	39.00%

(Inception date January 16, 2007)

Total Return for Class B Shares

Since inception	39.30%

(Inception date January 16, 2007)

Past performance is not predictive of future performance. Investment return and pricipal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Credit Suisse Long/Short Fund Credit Suisse Asset Management, LLC Team Management

Objective: The investment objective of the JNL/Credit Suisse Long/Short Fund is total return.

For the period January 16, 2007 through December 31, 2007, the JNL/Credit Suisse Long/Short Fund outperformed its benchmark by posting a return of 8.5% for Class A shares compared to the 4.5% return for the S&P 500 Index.

We believe the Fund’s outperformance in 2007 can be attributed to the strength of our quantitative multi-factor stock selection model that we utilize to select positions in individual stocks. Our investment strategy is designed to outperform the benchmark over multiple market and style cycles in accordance with predefined risk parameters.

The top three individual stock contributors to the strong returns were Apple Computer Inc. (AAPL), which added 0.69% to relative performance; Cummins Engine Inc. (CMI), which provided 0.65% to relative performance; and Bank of New York Co Inc./Mellon Financial Corp. (BK/MEL), which added 0.39%. Please note that Bank of New York acquired Mellon Financial Corp. on July 2, 2007. The three biggest detractor positions to relative performance were Amgen Inc. (AMGN), which detracted 0.53% from relative performance; Citigroup Inc. (C), which detracted 0.46% from relative performance; and Teradyne Inc. (TER), which detracted 0.41%.

Our investment philosophy is based on the belief that market inefficiencies exist and may be identified and exploited through proprietary quantitative research. The process behind Credit Suisse’s quantitative investment management is simple: we systematically analyze thousands of financial instruments using sound academic and financial research seeking to identify subtle trends and the premia associated with certain factors. These trends and premia can then be measured to develop a modeling system for future cross-sectional stock returns. The research behind this investment process is far from simple -- requiring a complexity that harnesses the power of raw computing through tremendous amounts of data, sophisticated multi-factor modeling, orthogonal alpha driver analysis, and finally state-of-the-art portfolio construction and implementation techniques.

The portfolio management team employs a diverse set of factors to select a portfolio that we believe could potentially outperform the Fund’s benchmark. Over the past twelve months within the portfolio managers’ multi-factor stock selection model, Momentum factors, encompassing stock price and earnings trends, have been the leading contributors to performance. Growth, Valuation, and Profitability factors have also been large contributors to the strong returns of the Fund. Returns generated from exposure to Capital Use & Balance Sheet Quality factors have also been positive, but trail the returns from the other four factor groups.

Importantly, the Fund is quite different from long-only mutual funds, in that we believe we are better able to take advantage of both positive and negative views for individual stocks. The only way a long-only portfolio manager can benefit from a negative opinion on a stock is to simply not own the company. Conversely, the Long/Short Fund permits short positions in unattractive companies. Therefore, the Fund may potentially profit from poor returns on stocks held short by the Fund, and during a bear market cycle or period of increased stock volatility, the Fund may potentially outperform its S&P 500-benchmarked long-only peers.

In short, it is our view that the Long/Short strategy offers the portfolio management team a better expression of investment views than a long-only fund manager, while providing investors with a dynamic approach to stock market investing.

JNL/Credit Suisse Long/Short Fund (Class A)

JNL/Credit Suisse Long/Short Fund=$10,850

S&P 500 Index=$10,452

Total Return for Class A Shares
Since inception	8.50%

(Inception date January 16, 2007)

Total Return for Class B Shares
Since inception	8.70%

(Inception date January 16, 2007)

Past performance is not predictive of future performance. Investment return and pricipal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Eagle Core Equity Fund Eagle Asset Management, Inc. Team Management

Objective: The investment objective of the JNL/Eagle Core Equity Fund is long-term growth through capital appreciation, and secondarily, current income.

Portfolio Manager Commentary: For the year ended December 31, 2007, the JNL/Eagle Core Equity Fund underperformed its benchmark by posting a return of 0.6% for Class A shares compared to the 5.5% return for the S&P 500 Index.

The Fund underperformed the S&P 500 Index return during the first quarter due to underperformance in the large, market-weighted finance sector (e.g., Freddie Mac, Citigroup and American International Group); underperformance in the overweighted industrial sector (e.g., Waste Management and General Electric); and no exposure to the relatively strong materials sector. On the other hand, relative performance benefited from stock selection in the overweighted technology sector (e.g., Nokia, EMC and Oracle) as well as stock selection in market-weighted consumer staples (e.g., CVS/Caremark).

The Fund outperformed the S&P 500 Index during the second quarter, reflecting outperformance in the overweighted technology sector (e.g., EMC, Nokia and Intel); outperformance in the market-weighted consumer staples sector (e.g., Coca-Cola and CVS/Caremark); a lack of exposure to the weak utilities sector; and outperformance in the underweighted consumer discretionary sector. On the other hand, areas of weakness included our lack of exposure to the strong-performing energy sector; underperformance in overweighted healthcare (e.g., Amgen and Zimmer Holdings); and an overweighted position in the weak finance sector.

The Fund underperformed the S&P 500 Index in the third quarter. Factors that held the Fund back in the third quarter include a lack of participation in the strong performing energy sector for most of the period; underperformance in the weak and overweighted health care sector (e.g., Wyeth, Boston Scientific and Zimmer Holdings); and underperformance in market-weighted telecommunications services (e.g., Sprint Nextel). On the other hand, areas of relative strength included outperformance in the strong, overweighted technology sector (e.g., Nokia, Intel and Oracle) and outperformance in the weak-performing, underweighted consumer discretionary sector (e.g., McDonald’s). In addition, although we had an above-market weighting in the largest and second-weakest-performing sector – finance – our holdings in the highest-quality names (e.g., Goldman Sachs, Bank of America and Wachovia) helped the portfolio outperform the S&P finance sector. Our overall sector positioning is more reflective of a dynamic process that seeks attractive businesses selling at reasonable valuations than a macro-based, top-down strategy.

The Fund underperformed the S&P 500 Index somewhat during the fourth quarter, held back by underperformance in the market-weighted telecommunications services sector; underperformance in the overweighted and weak finance sector; and an underweighting in the strong energy sector. On the other hand, relative performance was helped by outperformance in the market-weighted consumer discretionary sector; outperformance in overweighted healthcare; and outperformance in underweighted technology.

In the current environment of sluggish economic growth with underlying inflation near the upper end of the Fed’s stated “comfort zone,” the strongest-performing S&P sectors during the fourth quarter included utilities, energy, consumer staples, materials and technology – the only positive-performing sectors – followed by healthcare. Below-average performing sectors included finance, consumer discretionary, telecommunications services and industrials.

Signs of weakness have become evident in the European zone and Japanese economies, which, along with the United States represent about 70% of the global marketplace. We believe that will ultimately impact demand for high-priced commodities and other exports of emerging markets including China, India and Russia. The visible shift toward reduced global demand is directly at odds with the trend-following mindset underpinning last year’s market leadership where the deepest cyclicals, such as commodities, energy and infrastructure, with the most extended profitability ratios were expected to remain strong as the United States “decoupled” from an otherwise strong global economy. Early-cycle financials, on the other hand, bore the brunt of selling pressure as credit-market turmoil seemed to reinforce the view that U.S. weakness was an anomaly on the global stage. We clearly underestimated the degree of subprime exposure of the largest financial institutions, as did the companies themselves. But valuations reflect a much deeper understanding of the pervasive, and global, subprime problem and we believe the finance sector is poised to respond favorably to further Federal Reserve accommodation to minimize recession risks.

Looking ahead over the next couple of quarters, we should get a better sense of the extent of the economic slowdown and position accordingly. Our current positioning in finance and underexposure to commodity cyclicals, however early, appears to us to be appropriate. That’s because previous market beliefs in eternal supernormal global growth ultimately have unwound in the face of historical economic reactions to cyclical excess. High-quality mega-cap stocks with above-average earnings predictability are particularly attractive to us at today’s relative valuations.

JNL/Eagle Core Equity Fund (Class A)

JNL/Eagle Core Equity Fund=$16,004

S&P 500 Index=$17,754

Average Annual Total Returns for Class A Shares

1 year	0.59%
5 year	9.11%
10 year	4.81%

Average Annual Total Returns for Class B Shares

1 year	0.84%
Since inception	5.07%

(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Eagle SmallCap Equity Fund Eagle Asset Management, Inc. Bert L. Boksen

Objective: The investment objective of the JNL/Eagle SmallCap Equity Fund is long-term capital appreciation.

Portfolio Manager Commentary: For the year ended December 31, 2007, the JNL/Eagle SmallCap Equity Fund outperformed its benchmark by posting a return of 12.1% for Class A shares compared to the 7.0% return for the Russell 2000 Growth Index.

We had a strong year on both a relative and absolute basis, significantly outperforming the benchmark Russell 2000 Growth Index. The portfolio also outperformed the benchmark for the fourth quarter. Industrials, financials and materials were the top-contributing sectors, relative to the benchmark. Our overweight position in all three sectors magnified the strong portfolio returns. The biggest disappointments, relative to the benchmark, were in the energy sector where, after a strong run, a sharp drop in OYO Geospace hurt performance and in the consumer discretionary sector, which suffered from a decline in Volcom. Our strongest stocks for the quarter were Terra Industries, FCStone Group and Bucyrus International.

Last year was an interesting one for equity investors as the strong growth of the first half of 2007 was followed by a volatile and weakened second half. Subprime issues continued to plague the market during the fourth quarter, driving down returns and increasing volatility. This was especially true in the small-cap markets where the Russell 2000 Growth Index finished up 7.0 percent for the year, despite a flat third quarter and a tough fourth quarter that saw a loss of 2.1 percent. Much of the fourth-quarter loss occurred in the consumer discretionary and information technology sectors as investors sought non-cyclical, defensive positions while the healthcare sector helped to boost returns for the same reason. From a style perspective, Russell 2000 Growth investors fared better than their Russell 2000 Value counterparts for the fourth consecutive quarter, as growth finished the year almost 17 percentage points ahead of value.

It is clear to us that domestic growth is slowing and a recession could be a possibility in 2008. Thus, we are focused on investments that are less sensitive to domestic economic fluctuations.

In the financials sector, we have steered away from companies with direct subprime and mortgage exposure because we believe the fallout from subprime-mortgage issues could continue to trouble financial-services stocks. In our view, government efforts to ameliorate the problem have had little effect so far. We believe 2008 could likely see a downturn in the prospects for repayment of other forms of consumer credit, such as credit card and automobile-loan debt. We also believe the coming year will be a time to own defensive names in financial services. In the consumer discretionary and staples sectors, investors have understandably gravitated toward staples and businesses that are likely to post solid growth even in an environment of lower consumer confidence and discretionary spending. As such, we have a significant underweight position in consumer discretionary. Within the technology sector, we expect recent volatility to continue as investors try to reconcile solid end demand and reasonable company valuations with the potential for deterioration in both the consumer and enterprise markets. We believe this backdrop warrants caution, and we are focusing on investment opportunities with strong secular growth drivers, as well as companies that provide technologies or services that lower costs.

Within the energy segment, we continue to favor oil-services stocks. We also favor stocks within industrials that have exposure to the rapidly growing wind-power industry. Our bullish thesis on agriculture-related names within materials continues to play out as grain prices reach record levels. Given that demand for food should be relatively inelastic, we expect agricultural stocks to perform well despite any weakness in the economy. We are optimistic about companies in the healthcare sector that offer products or services designed to reduce healthcare expenditures, such as pharmacy benefits managers, vendors of healthcare information-technology systems and disease-management companies.

JNL/Eagle SmallCap Equity Fund (Class A)

JNL/Eagle SmallCap Equity Fund=$20,594

Russell 2000 Growth Index=$15,259

Average Annual Total Returns for Class A Shares
1 year	12.14%
5 year	18.05%
10 year	7.49%

Average Annual Total Returns for Class B Shares

1 year	12.32%
Since inception	11.50%

(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Global Growth Fund Templeton Global Advisors Limited Team Management

Objective: The investment objective of the JNL/Franklin Templeton Global Growth Fund is long-term capital growth.

Portfolio Manager Commentary: For the period January 16, 2007 through December 31, 2007, the JNL/Franklin Templeton Global Growth Fund underperformed its benchmark by posting a return of 0.6% for Class A shares compared to the 8.5% return for the MSCI World Index (the “Index”).

In 2007, most global equity markets posted strong total returns as they benefited from generally solid economic growth. However, concerns about slower growth and declining asset quality surfaced in the first quarter of the year. These were initially centered on the U.S. subprime mortgage market but spread in August to global capital markets. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. The private equity industry, which relies on the availability of cheap credit, played a pivotal role in several large and high-profile acquisitions and helped boost merger and acquisition activity to record levels in the first half of the year. This was an important driver of equity performance. As liquidity dried up in the second half of the year, deal activity slowed significantly and weighed on market performance.

World stock markets outperformed the United States for the fifth consecutive year as U.S. dollar weakness versus the currencies of many major trading partners enhanced equity returns for U.S.-based investors holding stocks denominated in other currencies. Emerging market equities, driven by strong economic growth and continued high demand for raw materials, outperformed those in developed markets. Japan underperformed other regions for the second consecutive year, and global large-cap growth stocks dominated a market concerned with credit quality, balance sheet strength, and global risk diversification.

During the period under review, relative to the Index, the Fund benefited from stock selection and an overweighting in the strongly performing industrial conglomerates industry. Standout performers were Germany’s Siemens and the Netherlands’ Koninklijke Philips Electronics. The Fund’s underweighted allocation and stock selection in the building products industry was also favorable. Stock selection in the diversified telecommunication services industry benefited the Fund’s relative performance, as France Telecom and Singapore Telecommunications performed well. Additionally, energy sector holdings BP, Total and Royal Dutch Shell also helped relative returns, as these stocks outperformed the Index.

The U.S. dollar depreciated versus most foreign currencies for the year, which also contributed to the Fund’s performance because investments in securities with non-U.S. currency exposure gained value as the dollar weakened.

Performance relative to the Index was hurt by the Fund’s overweighted exposure in the weak consumer discretionary sector, particularly in the media industry. Key detractors included U.S. media holdings Time Warner and Interpublic Group of Companies. Specialty retail industry holdings Chico’s FAS in the U.S. and the U.K.’s Kingfisher also weighed on Fund performance. U.S.-based wireless company Sprint Nextel, in the telecommunication services sector, was one of the Fund’s largest detractors from relative results for the period.

In the financials sector, several holdings declined in value for the period. These included commercial banks Royal Bank of Scotland Group and Japan’s Mitsubishi UFJ Financial Group, Sumitomo Mitsui Financial Group and Shinsei Bank, as well as insurance company American International Group. During the period, the Fund’s stock selection and overweighted allocation in the health care sector also weighed on relative performance. Detractors included such U.S. holdings as medical technology company Boston Scientific, biotechnology firm Amgen and drug maker Pfizer. In the materials sector, the Fund’s lack of exposure to the metals and mining and chemicals industries dampened relative results, as both industries outperformed the Index.

From a geographic perspective, stock selection in European countries including the U.K., Finland and Switzerland hurt relative performance. Stock selection in the U.S. and no exposure to the strong Canadian and Australian markets also were detractors. In Asia, the Fund’s underweighting in Hong Kong also hindered results.

JNL/Franklin Templeton Global Growth Fund (Class A)

JNL/Franklin Templeton Global Growth Fund=$10,063

MSCI World Index=$10,852

Total Return for Class A Shares

Since inception	0.63%

(Inception date January 16, 2007)

Total Return for Class B Shares

Since inception	0.82%

(Inception date January 16, 2007)

Past performance is not predictive of future performance. Investment return and pricipal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Income Fund Franklin Advisers, Inc. Edward C. Perks & Charles B. Johnson

Objective: The investment objective of the JNL/Franklin Templeton Income Fund is to maximize income while maintaining prospects for capital appreciation.

Portfolio Manager Commentary: For the year ended December 31, 2007, the JNL/Franklin Templeton Income Fund underperformed both of it’s benchmarks by posting a return of 1.9% for Class A shares. The Fund’s equity benchmark, the S&P 500 Index, returned 5.5% and the Fund’s fixed income benchmark, the Lehman Brothers Aggregate Bond Index returned 7.0%.

Strong economic growth and solid corporate earnings helped U.S. stocks post gains through the first three quarters of 2007. Concerns about subprime mortgage losses, weakening consumer spending and inflationary fears, partly due to rising crude oil prices, were offset somewhat by the Federal Reserve Board’s 50 basis-points (50 basis points equal half a percentage point) cut to the federal funds target rate at its September meeting. However, a broad market slump in the fourth quarter erased some of the earlier gains. Continued turmoil in the housing and financial sectors — including falling home prices, rising credit losses and tightening lending standards — weighed on equity prices. Conversely, utilities and energy-related shares generally performed well. Improving power market fundamentals and renewed interest in utility infrastructure rate base growth opportunities attracted investors. In the energy sector, rising crude oil prices helped drive strong performance during the year.

During the year under review, the 10-year U.S. Treasury yield fell from 4.71% to 4.04%. The interest rate decline drove the fixed income market’s 7.0% return, as measured by the Lehman Brothers Aggregate Bond Index. Reduced liquidity across a broad segment of fixed income markets along with heightened uncertainty regarding economic conditions contributed to a rally in U.S. Treasury securities. In sharp contrast to Treasury strength, corporate bonds — including investment grade and high yield — underperformed as credit spreads widened, reflecting higher risk premiums in the market. Several of the Fund’s electric utility equity holdings performed well, including Public Service Enterprise Group (PSEG), TXU and FirstEnergy. PSEG benefited from improving power markets in its core areas of operations as well as attractive growth opportunities in the regulated utility business. TXU’s share price surged as it was successfully acquired by private equity partners KKR and TPG.

Energy and basic materials equity holdings also contributed to the Fund’s performance partly driven by strong prices for oil, copper and gold. Shares of integrated oil companies Chevron and ConocoPhillips appreciated as crude oil prices increased and approached $100 per barrel at period-end. Domestic energy producer Chesapeake Energy benefited from strong natural gas prices and solid production performance. Freeport McMoran Copper & Gold and Barrick Gold stocks rose due to continued strong global demand for metals. Lyondell Chemical shares gained following Basell’s successful purchase of the company.

Turmoil in housing-related sectors, including financial companies exposed to subprime mortgages and related structured credit products, negatively impacted some Fund holdings. Financial firms including Washington Mutual, Citigroup and E*TRADE Financial, along with home builders D.R. Horton and KB Home, were significant detractors from performance during the period.

Corporate bond holdings negatively impacted Fund performance relative to the fixed income benchmark, as widening spreads more than offset the rally in U.S. Treasury securities. Specific holdings that hurt results included GMAC Financial Services and Charter Communications. GMAC was weighed down by mortgage lending exposure via its Residential Capital subsidiary. Despite attractive revenue and cash flow growth, Charter Communications declined as the cable sector weakened partly due to fears of elevated competition from telecommunication services providers and satellite broadcast companies.

JNL/Franklin Templeton Income Fund (Class A)

JNL/Franklin Templeton Income Fund=$11,181

S&P 500 Index=$11,568

Lehman Brothers Aggregate Bond Index=$11,252

Average Annual Total Returns for Class A Shares

1 year	1.85%
Since inception	6.92%

(Inception date May 1, 2006)

Average Annual Total Returns for Class B Shares

1 year	1.96%
Since inception	7.12%

(Inception date May 1, 2006)

Past performance is not predictive of future performance. Investment return and pricipal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Mutual Shares Fund Franklin Mutual Advisers, LLC Peter A. Langerman, Deborah A. Turner, and F. David Segal

Portfolio Manager Commentary: For the period January 16, 2007 through December 31, 2007, the JNL/Franklin Templeton Mutual Shares Fund underperformed its benchmark by posting a return of 0.2% for Class A shares compared to the 4.5% return for the S&P 500 Index.

Most global equity markets posted decent total returns in 2007 as they benefited from generally solid economic growth. The private equity industry played a pivotal role in several large, high-profile acquisitions early in the period and helped boost merger and acquisition activity to record levels. However, concerns about slower growth and declining asset quality surfaced in the middle of the year. Initially centered on the U.S. subprime mortgage market, concerns spread in August to global capital markets. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetites among lenders and investors. As liquidity dried up in the second half of the year, deal activity slowed significantly and weighed on market performance.

Many of the Fund’s international holdings performed well, particularly among tobacco, energy and industrial companies. Investments in merger arbitrage situations also contributed to the Fund’s performance as we took advantage of lower prices in late summer after concerns that deals would fall apart because of “buyer’s remorse” or unavailability of financing arose.

Three investments that performed well were Orkla, Berkshire Hathaway and British American Tobacco (BAT). Shares of Orkla, one of Norway’s largest conglomerates, advanced partly due to the company’s increased ownership in Renewable Energy Corp., which performed well. Berkshire Hathaway’s stock appreciated as the company benefited from a favorable pricing environment for U.S. property insurers and a lack of catastrophe losses in 2007. Shares of U.K.-based BAT benefited from strong operations as well as tobacco’s traditional role as a defensive stock.

Although many of our investments appreciated during the year, some of the Fund’s holdings underperformed. Three positions that declined in value included financial services conglomerate Citigroup; Belgium-based banking, insurance and investment management company Fortis; and Home Depot, the world’s largest home improvement chain. While we had limited direct exposure to the subprime mortgage originators, the spreading contagion of the ensuing credit crisis hurt valuations of most financial institutions, including some domestic and European banks owned by the Fund.

A challenging area for investors in the latter half of the year was what we would term “event-driven” stocks. These are investments in companies which we believe are attractively valued and where we see an identifiable catalyst to unlock the value. Many of these event-driven investments were also held by some of the hedge funds that faced pressure to raise liquidity. As opportunistic, valuation-driven investors, these types of short-term selling pressures provided us with the opportunity to increase the Fund’s holdings at what we feel are very attractive valuations.

Investors should note we maintained our currency hedging posture of being substantially hedged to the U.S. dollar for most of our non-U.S. holdings. As the U.S. dollar was weaker against most foreign currencies during 2007, the Fund benefited as a result of not being fully hedged.

Fear and volatility breed opportunity for patient investors. We believe the extended credit crisis has created a number of such opportunities. We have no crystal ball telling us precisely when the U.S. housing market will turn positive or where oil prices will be a year from now. We are confident, however, that if we stick to our strategy of buying good businesses at cheap valuations we can limit our downside risk and continue to drive consistent returns over the long term.

JNL/Franklin Templeton Mutual Shares Fund (Class A)

JNL/Franklin Templeton Mutual Shares Fund=$10,020

S&P 500 Index=$10,452

Total Return for Class A Shares

Since inception	0.20%

(Inception date January 16, 2007)

Total Return for Class B Shares

Since inception	0.30%

(Inception date January 16, 2007)

Past performance is not predictive of future performance. Investment return and pricipal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Small Cap Value Fund Franklin Advisory Services, LLC Team Management

Objective: The investment objective of the JNL/Franklin Templeton Small Cap Value Fund is long-term total return.

Portfolio Manager Commentary: For the year ended December 31, 2007, the JNL/Franklin Templeton Small Cap Value Fund outperformed its benchmark by posting a return of -6.1% for Class A shares compared to the -7.3% return for the Russell 2500TM Value Index.

During the 12 months under review, the Fund’s performance benefited from a variety of sectors. The energy sector was a top contributor, mainly due to Atwood Oceanics, Global Industries and Bristow Group. The materials sector also aided performance as shares of steel companies Steel Dynamics, Gerdau AmeriSteel, and Reliance Steel & Aluminum appreciated significantly.

The domestic equity market was volatile during calendar year 2007. The market fell in the first quarter following a sharp but short-lived sell-off in the Chinese market. Stocks rebounded in the second quarter, then contracted in July and August mainly due to rising oil prices, subprime mortgage woes and the slumping U.S. housing market.

After short-term stimulus from the Federal Reserve Board, investors seemed to regain confidence in the third quarter. However, fears of widespread contagion from the subprime mortgage crisis and signs of slowing economic growth contributed to market volatility in the fourth quarter. Large-cap stocks outperformed small caps during the period, while growth stocks significantly outperformed their value counterparts across the capitalization spectrum.

Detractors from performance included the consumer discretionary sector, where homebuilder M/I Homes was hurt by weak home sales amid tighter credit standards and overbuilding. Retail-related holdings in this sector also hurt performance, largely attributable to Tuesday Morning and West Marine. Another significant detractor from performance was the financials sector, mostly due to the effects of the subprime mortgage crisis, where Security Capital Assurance and PMI Group fell in value.

JNL/Franklin Templeton Small Cap Value Fund (Class A)

JNL/Franklin Templeton Small Cap Value Fund=$12,187

Russell 2500 Value Index=$12,745

Average Annual Total Returns for Class A Shares

1 year	-6.14%
Since inception	7.70%

(Inception date May 2, 2005).

Average Annual Total Returns for Class B Shares

1 year	-5.89%
Since inception	7.92%

(Inception date May 2, 2005).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Core Plus Bond Fund (Formerly JNL/Western Asset Strategic Bond Fund) Goldman Sachs Asset Management, L.P. Christopher Sullivan & James B. Clark

Objective: The primary investment objective of the JNL/Goldman Sachs Core Plus Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

Portfolio Manager Commentary: For the year ended December 31, 2007, the Fund underperformed its benchmark by posting a return of 6.9% for Class A shares compared to the 7.0% return for the Lehman Brothers Aggregate Bond Index.

For the 4 months ended April 30, 2007, the JNL/Goldman Sachs Core Plus Bond Fund was sub-advised by Western Asset Management Company and during that period, the Fund returned 1.8% for Class A shares, which underperformed the 2.1% return for its benchmark, the Lehman Brothers Aggregate Bond Index.

Goldman Sachs Asset Management, L.P. replaced Western Asset Management Company as the sub-adviser for the Fund on April 30, 2007. Since Goldman Sachs Asset Management, L.P. took over investment decisions through the end of 2007, the Fund had a total return of 5.0% for Class A shares, which outperformed the 4.8% return for the Lehman Brothers Aggregate Bond Index.

During the first four months of the year, a tactically-driven duration posture contributed to returns as interest rates oscillated during the period, while an overweight to the front end of the yield curve benefited as the curve steepened. Overweight exposure to the mortgage-backed sector had little impact on returns as a modest widening in spreads led to market-level performance. Underweight exposure to investment grade credits had little impact on returns, but an overweight exposure to high-quality finance paper and below-investment grade auto issues suffered due to heavy supply and fallout from subprime concerns. A moderate exposure to TIPS added to performance as inflation picked up and breakeven spreads widened. A modest exposure to emerging market debt added to returns as spreads tightened and a moderate diversification into select issues benefited. Non-dollar bond exposure detracted from performance as foreign bond markets generally underperformed the U.S.

The U.S. bond market experienced periods of extreme volatility during the year. The subprime mortgage market turned out to be the infamous catalyst of a turn in the economic cycle towards a slowdown. Although the U.S. housing market was weak entering the year, large-scale defaults by subprime borrowers prompted a complete repricing of the structured credit markets, causing the Federal Reserve Board (the “Fed”) to lower the Federal Funds rate from 5.25% to 4.25%, with continued easing expected throughout 2008. Corporate credit spreads began the year at all time tights but ended the year at their highest levels since 1991. Treasuries rallied significantly over the year, with the yield on the 10 year note down 70 basis points to 4.03%. Finally, global decoupling was a major theme, as the U.S. economy slowed while much of the rest of the world continued to perform well.

Top-down strategies were the key drivers of returns for the period subsequent to April 30. Our U.S. curve steepening position contributed to returns as the yield curve steepened over the period. Our long U.S. versus short Europe (5-year) relative value country trade significantly contributed to positive performance, due to the drop in U.S. interest rates. A short New Zealand dollar position in August and short British pound position in December added to returns over the period. At the cross-sector level, our long swap versus Treasuries position generated positive returns as swaps outperformed Treasuries over the period. Our short mortgage pass-through exposure (underperformed vs. Treasuries) and long exposure to interest rate volatility (volatility rose) added while our and long emerging market debt and commercial mortgage-backed security exposures detracted on sector underperformance relative to Treasuries. At the security level, our selection of adjustable rate mortgages and asset-backed home equity securities hurt performance as subprime contagion had a negative impact on these sectors. Our selection of Argentine debt also detracted.

Our forecast for GDP growth in 2008 is below consensus (2.3%) at 1.5%. Our inflation forecast is also below consensus (2.7%) at 2.0%. We expect more rate cuts by the Fed over the next 12 months, broadly in line with market expectations.

JNL/Goldman Sachs Core Plus Bond Fund (Class A)

JNL/Goldman Sachs Core Plus Bond Fund=$18,069

Lehman Brothers Aggregate Bond Index=$17,859

Average Annual Total Returns for Class A Shares
1 year	6.91%
5 year	6.88%
10 year	6.09%

Average Annual Total Returns for Class B Shares
1 year	7.18%
Since inception	5.27%

(Inception date March 5, 2004).

Goldman Sachs Asset Management, L.P. assumed portfolio management responsibility on April 30, 2007.

Past performance is not predictive of future performance. Investment return and pricipal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Mid Cap Value Fund Goldman Sachs Asset Management, L.P. Team Management

Portfolio Manager Commentary: For the year ended December 31, 2007, the JNL/Goldman Sachs Mid Cap Value Fund outperformed its benchmark by posting a return of 2.8% for Class A shares compared to the -1.4% return for the Russell Midcap Value Index.

U.S. equity markets finished the fiscal year in positive territory despite facing turbulent market conditions in the second half of the reporting period. For the year as a whole, the S&P 500 Index returned 5.5%. A slowdown in credit and housing market fundamentals prompted the return of market volatility from historically low levels. Headlines in the equity market focused on liquidity concerns and senior management changes at major financial institutions. On the economic front, the Federal Reserve Board responded to weakening market trends by cutting interest rates in an effort to alleviate liquidity pressures in the financial system. Additionally, a weak dollar helped fuel investment returns overseas.

The flight to quality exhibited in the summer of 2007 spilled into the later half of the year as investors favored stocks associated with high return-on-equities and return-on-assets. Additionally, the market was filled with “value traps,” as the cheapest stocks in the market sharply declined. Our attention to a company’s price and prospects contributed to the Fund’s success as we managed to avoid some of the weakest segments of the market. Stock selection was especially strong in Energy, Technology and Utilities. In contrast, our holdings in Services, Basic Materials and Insurance lagged during the reporting period.

In more credit-sensitive sectors, the Fund weathered this year’s increase in volatility with a continued focus on quality. Recognizing that many companies will be affected by woes in the credit market, we remain focused on well capitalized companies with strong balance sheets, diversified businesses and conservative management teams. We had limited exposure to mortgage REITs, mortgage banks and direct subprime lenders. In addition, we reduced our exposure to weakening situations in several Homebuilding and Financial industries. We believe the stocks held in the portfolio are well diversified and focused on commercial, rather than residential, end markets.

Stock selection rather than sector positioning led to strong results versus the benchmark in 2007. Standouts during the year included long term holdings such as Entergy Corp., which we believe to be a well managed utility company, and Activision, Inc., which has benefited from robust end markets. Results were also aided by merger and acquisition activity as MedImmune was acquired by AstraZeneca at a sizable premium. MedImmune had long served as an example of what we considered a mis-priced company despite its robust pipeline of products.

Weakness in the portfolio impacted select Financials and Insurance holdings. Market uncertainty weighed on our investment in Ambac Financial Group, Inc. and Bear Stearns. While we reduced our investment in Ambac Financial Group, we sold our remaining stake in Bear Stearns before conditions deteriorated further. We also exited our position in Lennar, which experienced similar weakness due to persistent soft trends in housing fundamentals.

We utilize a disciplined, forward-looking research process, which ensures style and market capitalization consistency in the mid-cap value space. We believe our focus on price and prospects offers investors the opportunity to capitalize on undervalued or little known companies that have the potential to become future market leaders.

Recent events in the financial markets have reminded investors how quickly sentiment can change and impact stock prices. Risks certainly increased in 2007, but the potential to capitalize on attractive opportunities also lie ahead. While we are broadly cautious given credit and liquidity pressures, we believe our quality focus and disciplined investment approach should be effective in an uncertain environment.

JNL/Goldman Sachs Mid Cap Value Fund (Class A)

JNL/Goldman Sachs Mid Cap Value Fund=$13,550

Russell Midcap Value Index=$13,615

Average Annual Total Returns for Class A Shares

1 year	2.80%
Since inception	12.07%

(Inception date May 2, 2005).

Average Annual Total Returns for Class B Shares

1 year	2.97%
Since inception	12.30%

(Inception date May 2, 2005).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Short Duration Bond Fund Goldman Sachs Asset Management, L.P. Team Management

Objective: The investment objective of the JNL/Goldman Sachs Short Duration Bond Fund is a high level of current income, and secondarily, the potential for capital appreciation.

Portfolio Manager Commentary: For the year ended December 31, 2007, the JNL/Goldman Sachs Short Duration Bond Fund underperformed its benchmark by posting a return of 4.8% for Class A shares compared to the 7.3% return for the Merrill Lynch 1-3 Year Treasury Index over the same period.

The U.S. bond market experienced periods of extreme volatility during the year. The subprime mortgage market turned out to be the infamous catalyst of a turn in the economic cycle towards a slowdown. Although the U.S. housing market was weak entering the year, large-scale defaults by subprime borrowers prompted a complete repricing of the structured credit markets, causing the Federal Reserve Board (the “Fed”) to lower the Federal Funds rate from 5.25% to 4.25%, with continued easing expected throughout 2008. Corporate credit spreads began the year at all time tights but ended the year at their highest levels since 1991. Treasuries rallied significantly over the year, with the yield on the 10 year note down 70 basis points to 4.03%. Finally, global decoupling was a major theme, as the U.S. economy slowed while much of the rest of the world continued to perform well.

A combination of top-down and bottom-up strategies impacted returns. Tactical management of the portfolio’s duration and term structure yielded positive results over the period. We maintained a short duration bias for much of the period; this strategy benefited returns in the first half of the year as yields trended higher. A tactical shift to a long duration bias at the end of July was also a contributor, as was our curve positioning trade in the fourth quarter. Within our cross-sector strategies, increased spread volatility and wider swap spreads were a significant drag on returns. In particular, the collateralized sectors endured a difficult second half due to an increase in risk aversion and liquidity concerns sparked by developments in the subprime market. The portfolio’s holdings in the mortgage-backed securities and corporate sectors underperformed significantly on the back of markedly increased volatility and liquidity concerns, particularly in the second half. High quality mortgage and asset backed securities came under significant selling pressure on the back of deleveraging by market participants. Within credit, the financial sector has been disproportionately impacted by the sources of recent market volatility. Subprime losses, off balance-sheet exposures and the disappearance of the securitization machine have heavily weighed on credit quality. Security selection and curve positioning within the government sector contributed to returns.

Our fixed income investment philosophy focuses on thoughtfully combining diversified sources of return by employing multiple investment strategies. We employ a globally integrated team to actively manage multiple sources of alpha including both long-term views and short-term tactical trading opportunities. With respect to our top-down strategies, we continue to maintain a modest short duration bias in the portfolio based on our expectation of higher interest rates. At current spread levels, we continue to believe most sectors appear over - or fully-valued, especially in the investment grade universe. Thus, we will seek to add value by focusing on security selection and subsector strategies.

Heading into 2008, we believe that growth risks lie to the downside. Tighter credit conditions, high oil prices, weak U.S. consumption, and softer equity markets are likely to have a negative wealth effect that will weigh on the U.S. consumer and U.S. growth. Our forecast for GDP growth in 2008 is below consensus (2.3%) at 1.5%. Our inflation forecast is also below consensus (2.7%) at 2.0%. We expect more rate cuts by the Fed over the next 12 months, broadly in line with market expectations.

JNL/Goldman Sachs Short Duration Bond Fund (Class A)

JNL/Goldman Sachs Short Duration Bond Fund=$10,807

Merrill Lynch 1-3 Year Treasury Index=$11,080

Average Annual Total Returns for Class A Shares

1 year	4.82%
Since inception	4.76%

Average Annual Total Returns for Class B Shares

1 year	4.95%
Since inception	4.96%

(Inception date May 1, 2006).

Past performance is not predictive of future performance. Investment return and pricipal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Founding Strategy Fund JNL/Mellon Capital Management 10 X 10 Fund JNL/Mellon Capital Management Index 5 Fund Jackson National Asset Management, LLC Team Management

JNL/Franklin Templeton Founding Strategy Fund

Objective: The investment objective of the JNL/Franklin Templeton Founding Strategy Fund is capital appreciation.

Portfolio Manager Commentary:

For the period January 16, 2007 through December 31, 2007, the JNL/Franklin Templeton Founding Strategy Fund underperformed its benchmark by posting a return of 0.9% compared to the 4.5% return for the S&P 500 Index. The Fund underperformed it’s Composite Index* which returned 7.0%. The Fund seeks to achieve its objective by investing equal allocations in the three following Funds: JNL/Franklin Templeton Income Fund, JNL/Franklin Templeton Global Growth Fund, and JNL/Franklin Templeton Mutual Shares Fund (the “Underlying Funds”). The Underlying Funds performance contributed to the results of the Fund proportionally based on the relative value to the Fund throughout the period. For the period ended December 31, 2007, the average daily investment in each of the Underlying Funds was 33 1/3% for the JNL/Franklin Templeton Income Fund, 33 1/3% for the JNL/Franklin Templeton Global Growth Fund, and 33 1/3% for the JNL/Franklin Templeton Mutual Shares Fund. The performance of each Underlying Fund is discussed elsewhere in this report.

* Composite Index is comprised of 50% S&P 500 Index, 33% MSCI World Index, and 17% Lehman Brothers Aggregate Bond Index

JNL/Franklin Templeton Founding Strategy Fund=$10,090

S&P 500 Index=$10,452

Composite Index=$10,700

Total Return for Class A Shares

Since inception	0.90%

(Inception date January 16, 2007)

*Composite Index is comprised of 50% S&P 500 Index, 33% MSCI World Index, and 17% Lehman Brothers Aggregate Bond Index

JNL/Mellon Capital Management 10 X 10 Fund

Objective: The investment objective of the JNL/Mellon Capital Management 10 X 10 Fund is capital appreciation and income.

Portfolio Manager Commentary: For the period April 30, 2007 through December 31, 2007, the JNL/Mellon Capital Management 10 X 10 Fund underperformed its benchmark by posting a return of -0.8% compared to the -0.2% return for the Russell 3000 Index. The Fund initially invested 50% of its assets in the JNL/Mellon Capital Management JNL 5 Fund and 10% in each of the following Funds: JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management International Index Fund, and JNL/Mellon Capital Management Bond Index Fund (the “Underlying Funds”). When subsequent cash inflows or outflows occur, the Fund purchases or sells shares of the Underlying Funds according to the approximate current percentage relationship of assets among the Underlying Funds. The Underlying Funds performance contributed to the results of the Fund proportionally based on the relative value to the Fund throughout the period. For the period ended December 31, 2007, the average daily investment in each of the Underlying Funds was 50.4% for the JNL/Mellon Capital Management JNL 5 Fund, 10.0% for the JNL/Mellon Capital Management S&P 500 Index Fund, 9.9% for the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, 9.6% for the JNL/Mellon Capital Management Small Cap Index Fund, 10.1% for the JNL/Mellon Capital Management International Index Fund, and 10.0% for the JNL/Mellon Capital Management Bond Index Fund. The performance of each Underlying Fund is discussed elsewhere in this report.

JNL/Mellon Capital Management 10 X 10 Fund

JNL/Mellon Capital Management 10 X 10 Fund= $9,920

Russell 3000 Index=$9,983

Total Return for Class A Shares

Since inception	-0.80%

(Inception date April 30, 2007)

JNL/Mellon Capital Management Index 5 Fund

Objective: The investment objective of the JNL/Mellon Capital Management Index 5 Fund is capital appreciation.

Portfolio Manager Commentary: For the period April 30, 2007 through December 31, 2007, the JNL/Mellon Capital Management Index 5 Fund posted a return of 0.0% compared to the -0.2% for the Russell 3000 Index. The Fund initially invested 20%, 20%, 20%, 20%, and 20% of its assets in the five following Funds; JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management International Index Fund, and JNL/Mellon Capital Management Bond Index Fund (the “Underlying Funds”). When subsequent cash inflows or outflows occur, the Fund purchases or sells shares of the Underlying Funds according to the approximate current percentage relationship of assets among the Underlying Funds. The Underlying Funds performance contributed to the results of the Fund proportionally based on the relative value to the Fund throughout the period. For the period ended December 31, 2007, the average daily investment in each of the Underlying Funds was 20.1% for the JNL/Mellon Capital Management S&P 500 Index Fund, 19.9% for the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, 19.3% for the JNL/Mellon Capital Management Small Cap Index Fund, 20.4% for the JNL/Mellon Capital Management International Index Fund, and 20.3% for the JNL/Mellon Capital Management Bond Index Fund. The performance of each Underlying Fund is discussed elsewhere in this report.

JNL/Mellon Capital Management Index 5 Fund=$10,000

Russell 3000 Index=$9,983

Total Return for Class A Shares

Since inception	0.00%

(Inception date April 30, 2007)

Past performance is not predictive of future performance. Investment return and pricipal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/JPMorgan International Value Fund J.P. Morgan Investment Management Inc. Gerd Woort-Menker & Jorden Huysinga

Objective: The investment objective of the JNL/JPMorgan International Value Fund is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

Portfolio Manager Commentary: For the year ended December 31, 2007, the JNL/JPMorgan International Value Fund outperformed its benchmark by posting a return of 12.0% for Class A shares compared to the 6.0% return for the MSCI EAFE Value Index.

All regions contributed, led by stock selection in Europe and the U.K. The basic materials and healthcare sectors contributed, while hardware technology and semiconductor detracted.

Much of the market gain in international equities reflects the relative weakness of the U.S. dollar. Among major markets, Japan led the decline (-4.1%) for the year, in contrast to the Asia-Pacific region, which ended the year up over 30%. Continental Europe also had significant gains, up 17.5%. Emerging markets outpaced developed counterparts, up over 39%.

Shares of Vedanta Resources, the U.K. copper and zinc producer, rose steadily on solid financial results and strong growth. The company unveiled ambitious expansion plans in aluminum, zinc, copper and iron ore and acquired iron ore company Sesa Goa.

Japanese bank Sumitomo Mitsui Financial Group detracted as investors sold indiscriminately, especially in the latter half of the year, due to dashed hopes of interest rate rises and mounting concerns about U.S. sub-prime exposure.

Optimism about the global economy early in 2007 has been replaced with somber caution as markets continue to focus on concerns about inflation and the desire for lower interest rates as we head into 2008. Financial markets remain fragile due to concerns about the effects of a U.S. economic slowdown. Asian economies appear likely to continue to power ahead, at least for now. Europe in aggregate remains solid, despite weakness in a couple of notable geographies, where housing markets have started to soften considerably.

JNL/JPMorgan International Value Fund (Class A)

JNL/JPMorgan International Value Fund=$20,179

MSCI EAFE Value Index=$24,773

Average Annual Total Returns for Class A Shares
1 year	11.97%
5 year	24.49%
Since inception	7.39%

(Inception date March 2,1998).

Average Annual Total Returns for Class B Shares

1 year	12.23%
Since inception	20.30%

(Inception date March 5, 2004).

Past performance is not predictive of future performance. Investment return and pricipal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/JPMorgan MidCap Growth Fund (Formerly JNL/FMR Mid Cap Equity and JNL/FI Mid Cap Equity Fund) J.P. Morgan Investment Management Inc. Christopher Jones & Timothy Parton

Objective: The investment objective of the JNL/JPMorgan MidCap Growth Fund is to seek capital growth over the long-term.

Portfolio Manager Commentary: For the year ended December 31, 2007, the JNL/JPMorgan MidCap Growth Fund matched its benchmark, the S&P MidCap 400 Index, by posting a return of 8.0% for Class A shares.

For the 11 months ended November 30, 2007, the Fund was sub-advised by Fidelity Management & Research Company (January 1 through April 30, 2007) and Pyramis Global Advisors, LLC (April 30 through November 30, 2007). During that period, the Fund returned 9.3% for Class A shares, which outperformed the 8.2% return from its benchmark, the S&P MidCap 400 Index.

J.P. Morgan Investment Management Inc. replaced Pyramis Global Advisors, LLC as the sub-adviser for the Fund on December 3, 2007. Since J.P. Morgan Investment Management Inc. took over investment decisions through the end of 2007, the Fund had a total return of -1.2% for Class A shares, which underperformed the -0.2% return from the S&P MidCap 400 Index.

During the 11 months ended, eight of the 10 sectors as measured by the S&P MidCap 400 Index posted positive returns with the strongest advances coming from the energy and materials sectors. The consumer discretionary and financial sectors had the worst performance during the period. Strong stock selection within the information technology sector was a leading contributor to the fund's performance. Within this sector, top-10 holding NAVTEQ, a digital map provider, and Juniper Networks, a network communications equipment maker, were the largest individual contributors. Both companies advanced after announcing strong second quarter results. Additionally, NAVTEQ shares rose on takeover rumors. Additionally, the portfolio benefited from a focus on stocks that benefited from the ongoing video gaming product cycle (Nintendo, Electronic Arts). A significant underweight in the financial services sector, particularly among smaller, more regional banks and insurance companies, also benefited performance. However, nearly every name in this sector was somehow affected as the credit cycle continued to unfold throughout the year. On the negative side, overweighting the consumer discretionary sector, specifically media and consumer durables & apparel stocks, hurt performance. During the period investors became more concerned about the resiliency of consumer spending. Additionally, an underweighted position coupled with poor security selection in the energy sector also hurt performance. The sector performed well over the 11-month period amidst strong demand for energy, high oil prices, and supply constraints.

For December, stock selection in the consumer discretionary and producer durables sectors contributed to returns, while stock selection in utilities and Portfolio underweight in other energy detracted. At the stock level, our holding in Genlyte Group Inc. aided returns as the manufacturer of lighting fixtures advanced after Royal Philips Electronics NV announced that it would purchase the company at a significant premium. On the downside, VeriFone Holdings Inc., which services transaction automation systems for financial institutions, was among the detractors to performance. Shares of VeriFone declined as the company announced it would need to restate results from the first three quarters of fiscal 2007. VeriFone had not properly valued the products in its inventory and, after accounting for higher inventory costs, the company expected its pretax income to be reduced.

Analysts continue to reduce short-term earnings estimates through the second quarter of 2008. While the bulk of the weakness is expected in the financial sector, its large weighting in major U.S. equity indexes suggests that the prospects for the sector are likely to affect the market as a whole. Tighter access to financing may mean more corporate sector restraint in the coming months, translating to rising unemployment, low levels of business investment and slower consumer spending. Although corporate cost-cutting may reduce short-term growth, we believe it is a vital tool in reducing inflationary pressures and maintaining corporate profitability. As was the case in prior profit cycles, current earnings challenges are likely to be succeeded by an eventual rebound in profit growth, which ultimately could bode well for stock prices. We cannot rule out material weakness in volatile U.S. equity markets as events run their course. However, a meaningful recovery may only be a matter of time, and the latter part of the year may well provide it.

JNL/JPMorgan MidCap Growth Fund (Class A)

JNL/JPMorgan MidCap Growth Fund=$17,211

S&P MidCap 400 Index=$28,889

Average Annual Total Returns for Class A Shares
1 year	7.96%
5 year	15.48%
10 year	5.57%

Average Annual Total Returns for Class B Shares

1 year	8.13%
Since inception	10.23%

(Inception date March 5, 2004).

J.P. Morgan Investment Management Inc. assumed portfolio management responsibility on December 3, 2007.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/JPMorgan U.S. Government & Quality Bond Fund (Formerly JNL/Western Asset U.S. Government & Quality Bond Fund) J.P. Morgan Investment Management Inc. Michael Sais

Objective: The investment objective of the JNL/JPMorgan U.S. Government & Quality Bond Fund is to obtain a high level of current income.

For the 4 months ended April 30, 2007, the Fund was sub-advised by Western Asset Management Company and during that period, the Fund returned 1.8% for Class A shares, which underperformed the 2.0% return for the Citigroup Treasury Index.

J.P. Morgan Investment Management Inc. replaced Western Asset Management as the sub-adviser for the Fund on April 30, 2007. Since J.P. Morgan Investment Management Inc. took over investment decisions through the end of 2007, the Fund had a total return of 4.6% for Class A shares, which underperformed the 6.9% return for the Citigroup Treasury Index.

During the first four months of 2007, short and intermediate-term interest rates fell for the period as the economy proved to be somewhat weaker than expected, while long-term interest rates edged higher as inflation expectations rose. Markets worldwide were rattled by a sudden sell-off in the Chinese equity market, and by rising delinquencies and bankruptcies associated with subprime lending. Job growth remained moderate. Credit spreads jumped during the period, but lower quality credits and emerging market debt generally outperformed. Mortgage-backed spreads widened somewhat in response to a pickup in volatility. The dollar weakened against most currencies and against gold. Real yields fell relative to their nominal counterparts, particularly for shorter maturities, as rising energy prices boosted inflation expectations and breakeven spreads. A tactically-driven duration posture contributed to returns as interest rates oscillated during the period, while an overweight to the front end of the yield curve benefited as the curve steepened. Overweight exposure to the mortgage-backed sector had little impact on returns as a modest widening in spreads led to market-level performance. A moderate exposure to TIPS added to performance as inflation picked up and breakeven spreads widened.

After April 30, 2007 the Fund’s longer duration relative to the index contributed to returns as rates rallied across the yield curve, driven by the flight-to-quality trade as volatility increased by dramatic levels beginning in the summer months. The Fund’s underperformance was due to significant spread widening in mortgage-backed securities, asset-backed securities and collateralized mortgage-backed securities, which were affected by the liquidity and credit crisis and unprecedented market conditions throughout the summer and again in November.

Interest rates fell across the yield curve during the year. The most dramatic move happened on the shorter end of the curve as the two-year Treasury moved to 3.05% at year-end from 4.81% a year prior. The Treasury market rally was fuelled by the unprecedented liquidity and credit crisis that emerged in the second half of the year, when the yield curve steepened dramatically after spending the previous months in a relatively flat to slightly inverted position. The spread between the two- and 30-year Treasuries increased from 0 basis points (“bps”) to 140 bps by year-end, while the spread between the two- and 10-year maturities moved from -11 bps to 97 bps, respectively.

Inflation concerns reappeared late in the period as the trend in both primary inflation gauges began to creep upward. The November core consumer price index was up 2.3% from a year prior, jumping from 2.1% at the end of the third quarter. The core personal consumption expenditures deflator, the Federal Reserve’s (Fed) preferred inflation gauge, also rose to 2.2% in November on a year-on-year basis versus 1.9% in September.

We believe the Fed may lower the fed funds rate at the end of January and maintain accommodative language until either growth prospects pick up or labor market data change materially. With weaker-than-expected labor market conditions, the Fed can reasonably forecast a tempering of inflation in the intermediate term. Our expectations are for solid growth in consumer spending, continued strength in net exports and strong government spending. Residential investment is expected to fall significantly further while business investment is expected to soften. We also anticipate a slower pace of inventory rebuilding.

JNL/JPMorgan U.S. Government & Quality Bond Fund (Class A)

JNL/JPMorgan U.S. Government & Quality Bond Fund=$16,745

Citigroup Treasury Index=$17,722

Average Annual Total Returns for Class A Shares
1 year	6.38%
5 year	3.39%
10 year	5.28%

Average Annual Total Returns for Class B Shares
1 year	6.64%
Since inception	3.67%

(Inception date March 5, 2004).

J.P. Morgan Investment Management Inc. assumed portfolio management responsibility on April 30, 2007.

Past performance is not predictive of future performance. Investment return and pricipal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Lazard Emerging Markets Fund Lazard Asset Management, LLC John R. Reinsberg James M. Donald

Objective: The investment objective of the JNL/Lazard Emerging Markets Fund is long-term capital appreciation.

Portfolio Manager Commentary: For the year ended December 31, 2007, the JNL/Lazard Emerging Markets Fund underperformed its benchmark by posting a return of 31.8% for Class A shares compared to the 39.4% return for the MSCI Emerging Markets Index.

Emerging markets equities recorded a record fifth consecutive positive year in 2007. Most country markets finished the year higher with Peru, Turkey, Brazil, India and China being the best performers. By Index sector, industrials, materials, telecom services and energy performed better than the MSCI Emerging Markets Index over the year. The worst performing sectors were information technology, consumer staples and consumer discretionary. Most developing-country stock markets were remarkably resilient and finished the first quarter higher. A dramatic rise was witnessed during the second quarter as investors became more optimistic about the global economic outlook, despite evidence of inflationary pressures and higher interest rates. Shares experienced a very volatile, but mostly stronger, market environment during the third quarter. The fourth quarter encompassed continued volatility and a modestly stronger market environment.

Very strong performance was recorded in CVRD and Kumba (Brazilian and South African iron-ore producers) due to robust iron-ore pricing trends. Shares of State Bank of India (an Indian bank) also posted strong gains, based upon the bank’s good results. Holdings in mobile phone operators Mobile TeleSystems (Russia) and Turkcell (Turkey) performed strongly, due to robust subscriber growth and the companies’ impressive results. Orascom Construction (an Egyptian construction company) recorded powerful gains, based on buoyant construction activity and the sale of its cement assets to Lafarge. Greater-than-Index exposure in Brazil, Egypt, Indonesia and India added value, as did lower than- Index exposure in Russia and Taiwan. Stock selection in Brazil, the Philippines, Russia, and Turkey, and within the materials, telecom services and energy sectors helped performance. Stock selection in South Korea, Mexico, Taiwan, India, and Indonesia, and within the industrials, consumer discretionary, information technology and financials sectors hurt performance. Lower-than-Index exposures in China and the energy sector subtracted value, as did greater than-Index exposure in the consumer discretionary sector.

Weak performance was recorded in Imperial Holdings (a South African conglomerate) because of investors’ concerns about rising interest rates. Shares of Samsung Electronics (a South Korean electronics company) performed poorly due to lackluster industry conditions as well as the strong Korean won. Holdings in Truworths International and Steinhoff International (South African-based consumer companies) were adversely impacted by the rising interest rate environment in South Africa.

We currently view the emerging markets as reasonably valued in the medium and long term. However, on a short-term basis, we believe there is evidence that some areas of the markets have become expensive or, at least, fairly valued. As a result, we are neutral in the near term. We continue to eliminate or trim positions where our upside expectations are modest and invest funds into shares which have higher upside potential.

JNL/Lazard Emerging Markets Fund (Class A)

JNL/Lazard Emerging Markets Fund=$14,486

MSCI Emerging Markets Index=$15,351

Average Annual Total Returns for Class A Shares
1 year	31.81%
Since inception	24.87%

(Inception date May 1, 2006).

Average Annual Total Returns for Class B Shares
1 year	32.12%
Since inception	25.11%

(Inception date May 1, 2006).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Lazard Mid Cap Value Fund Lazard Asset Management, LLC Team Management

Objective:

The investment objective of JNL/Lazard Mid Cap Value Fund is long-term capital appreciation.

Portfolio Manager Commentary: For the year ended December 31, 2007, the JNL/Lazard Mid Cap Value Fund underperformed its benchmark by posting a return of -2.6% for Class A shares compared to the 5.6% return for the Russell MidCap Index.

Equity markets continued to rise in 2007, but the rise was more volatile and many trends in place in recent years reversed. More cyclical areas of the market, such as materials, energy, industrials and technology outperformed during the year, as investors expect emerging economies to continue to grow strongly even if weakness in the U.S. housing market leads to a significant economic slowdown in the United States.

The utilities and consumer staples sectors also outperformed, as investors sought defensive characteristics amid an uncertain economic outlook. Conversely, financial stocks underperformed, and consumer discretionary stocks were weak due to the negative impact of declining housing prices on consumer confidence. The portfolio benefited from solid broad-based stock selection during the first half of the year, in some cases driven by robust corporate activity, as five of the portfolio’s holdings were acquired in the second quarter alone (Alltel Corp., CDW Corp., A.G. Edwards, Solectron and Avaya). The majority of these acquisitions were made by private-equity firms. These buyers, similar to our investment style, focus on buying companies with high levels of free cash flow at attractive valuations. We rotated capital away from these acquired holdings into areas we viewed as being inexpensive, such as the consumer discretionary sector. However, the market environment changed during the second half of the year, as volatility increased due to losses in subprime mortgages, significant write downs at some large financial institutions and an overall slowdown in housing. This period proved difficult for the portfolio, due to its exposure to companies whose businesses operate primarily in the United States and a lack of exposure to more highly valued companies exposed to non-U.S. growth.

Overall, stock selection in the consumer discretionary sector accounted for a majority of the portfolio’s underperformance, due to uncertainty about the impact of the housing slowdown on consumer spending. Generally weak consumer spending, as well as a decline in the number of department stores where the company’s traditional brands are sold, hurt the performance of retailer Liz Claiborne. Holdings in J.C. Penney also declined, after the company reported disappointing earnings due to slower sales and warmer-than-expected weather. Other consumer discretionary holdings were weak, including restaurant operators Darden and Brinker International as well as phone directory providers R.H. Donnelley and Idearc. Stock selection in the industrials sector also detracted from performance. Shares of Pitney Bowes declined after the company announced a disappointing quarter. Industrial holdings with exposure to housing, such as Masco and USG, also detracted from performance. Valuation measures in general, and free cash flow yield in particular, were not good predictors of stock performance this year. While the slump in housing prices has pressured U.S.-centric and consumer-related stocks, we believe that the recent volatility and extremely strong negative sentiment toward these groups has created opportunities among high-quality franchises that are attractively valued yet offer high returns on capital and strong levels of free cash flow. The portfolio’s free-cash-flow yield, compared to the market, has one of the widest premiums we have seen, and we believe that this will drive an improvement in relative performance over the next few quarters.

JNL/Lazard Mid Cap Value Fund (Class A)

JNL/Lazard Mid Cap Value Fund=$23,036

Russell MidCap Index=$24,325

Average Annual Total Returns for Class A Shares
1 year	-2.61%
5 year	14.29%
Since inception	8.85%

(Inception date March 2,1998).

Average Annual Total Returns for Class B Shares
1 year	-2.44%
Since inception	9.32%

(Inception date March 5, 2004).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Lazard Small Cap Value Fund Lazard Asset Management, LLC Patrick Mullin & Andrew Lacey

Objective:

The investment objective of the JNL/Lazard Small Cap Value Fund is long-term capital appreciation.

Portfolio Manager Commentary:

For the year ended December 31, 2007, the JNL/Lazard Small Cap Value Fund underperformed its benchmark by posting a return of -6.8% for Class A shares compared to the -1.6% return for the Russell 2000 Index.

The fourth quarter capped off a challenging year for small-cap investing, as the Russell 2000 Index finished the year with a loss of 1.6%. This was the worst-performing year for the smallcap benchmark since 2002 and only the second time since 1998 that small caps underperformed large caps. A big part of stock performance in 2007 was tied to a company’s exposure to international markets and in general, investors focused on larger, multinationals instead of smaller companies. The summer mortgage crisis and ensuing credit crunch also contributed to investors’ desire to move up the market-cap spectrum and focus on larger companies. The other big theme that continued to play out was the dominance of growth over value.

The Fund kept pace with the Russell 2000 Index through the first half of the year, but lost ground in the second half. The two largest detractors to performance were an underweight position in biotech and that we underestimated the severity of the housing and construction downturn. Several holdings that we bought on weakness in this sector continued to fall as market conditions further deteriorated. Beacon Roofing, Insteel Industries, Houston Wire & Cable, Watsco and Builders FirstSource are all suppliers of various products and services to both the commercial and residential building markets. While we were aware of the various degrees of residential housing exposure in these businesses, we believed that the stock prices reflected the worst-case scenarios and thought there were opportunities for these cash-generating businesses.

Concerns that economic weakness will impact the commercial sides of these businesses has continued to keep these stocks under pressure. While conditions remain difficult, we do believe that these companies have solid business models. We have historically avoided companies and industries that do not generate cash flows or lack sustainable sales revenues. Therefore, based on our investment criteria, we have tended to be underweight in health care biotechnology stocks. Many of these companies did extremely well in 2007 as the industry returned 16.5% vs. a loss of 1.6% for the broad Russell 2000 Index. Another area of weakness for the portfolio came from technology companies that have semiconductor exposure. Several holdings, including Integrated Device Technology, Actel, LTX, and Benchmark Electronics, were down over 25% for the year based on concerns related to the cyclicality of the semiconductor industry.

On the positive side, the consumer discretionary sector was a source of good returns for the portfolio. Despite difficult conditions for many companies relying on consumer spending, several holdings in this sector continued to post strong results. Bally Technologies, a gaming equipment and services provider, was up over 150% for the year, as the company continued to execute well and posted robust earnings increases. Rare Hospitality, a steak house operator, was another key contributor as it was purchased by Darden at a significant premium. Aeropostale, a teen-apparel retailer, was another strong performer in a challenging retail environment.

JNL/Lazard Small Cap Value Fund (Class A)

JNL/Lazard Small Cap Value Fund=$18,344

Russell 2000 Index=$18,754

Average Annual Total Returns for Class A Shares
1 year	-6.81%
5 year	12.77%
Since inception	6.36%

(Inception date March 2,1998).

Average Annual Total Returns for Class B Shares
1 year	-6.63%
Since inception	5.83%

(Inception date March 5, 2004).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Management Funds Mellon Capital Management Corporation Team Management

Portfolio Manager Commentary

JNL/Mellon Capital Management Bond Index Fund

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

JNL/Mellon Capital Management International Index Fund

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

JNL/Mellon Capital Management S&P 500 Index Fund

JNL/Mellon Capital Management Small Cap Index Fund

U.S. Market Overview: The U.S. stock market extended its streak of gains by rising for the fifth consecutive year in 2007. The S&P 500® Index rose 5.5%, while the broad cap Russell 3000® Index rose 5.1%. Stocks peaked in early October, but tumbled late in the year on concerns about the mortgage and credit markets. The Nasdaq gained 9.8%, its best annual return since 2003, benefiting from strength in technology stocks, with names like Apple, Google, and Research in Motion largely responsible for its success. Investors bid up growth stocks in 2007 as the broad-market Russell 3000® Growth Index outperformed the Russell 3000® Value Index for the first time since 1999. The growth index reflected an 11.4% return for 2007, while the value Index dipped 1% for the year. Another reversal in 2007 involved the resurgence of large-cap stocks, as the large-cap Russell 1000® Index rose 5.8% for the year, outpacing the small-cap Russell 2000® Index (-1.6%). Among the S&P 500 economic sectors, energy and materials were the best performers, while the financial services and consumer discretionary sectors were weakest.

Stocks advanced during the first quarter, but volatility increased significantly. Stocks climbed higher in the first seven weeks of the year, propelled by solid earnings growth and hopes that economic moderation would enable the Federal Reserve to cut interest rates. Stocks plunged late in February, however. The Chinese stock market in Shanghai fell 9%, which raised concerns about the Chinese economy and alarmed investors. Further, a sharp decline in U.S. durable goods orders report suggested a slowing manufacturing pace, while former Federal Reserve Chairman Alan Greenspan warned of an increased potential for a recession later this year.

Most U.S. stock indexes advanced in the second quarter, with a few major indices eclipsing record highs. Equities benefited from a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market, and sub-prime mortgage woes. The Dow Jones Industrial Average hit a series of new all-time highs, briefly eclipsing the 13,600 level and gaining 8.5% for the quarter. In late May, the S&P 500 finally surpassed its March 24, 2000 record close of 1,527.57 and rose 6.3% during the quarter.

The third quarter of 2007 was marked by spikes in volatility and risk aversion. U.S. sub-prime mortgage losses spread across the financial sector and severely tightened credit and liquidity conditions from mid-July to mid-August. In this environment, equities were extremely volatile as the credit crisis had a significant impact on investor confidence. The period began with solid momentum as second quarter earnings beat expectations and helped propel equities to new highs in late July. Concerns about the mortgage and credit markets escalated during August, and equity indexes plunged by up to 10% from their earlier highs. Risk appetite improved when the Federal Reserve (“Fed”) lowered its benchmark rate in mid-September by a larger-than-expected 50 basis points, fueling a late-quarter rally in U.S. equities.

U.S. stocks peaked in October, and then fell sharply in November, with the S&P 500 tumbling 4.2%, its largest monthly loss since December 2002. The Fed came to the rescue again during December, cutting the Fed Funds rate by 25 basis points. But investors remained cautious after the financial sector was hit following a string of multibillion-dollar credit-related write-downs by several major banks. Adding to this, for the first time in several years, third-quarter corporate earnings growth in the U.S. was negative. The S&P 500 lost 3.3% for the quarter, its worst quarterly loss since the third quarter of 2002.

U.S. Bond Market Overview: The Lehman Brothers® Aggregate Bond Index, a measure of the overall domestic bond market, generated a total return of 7.0% in 2007. Investor’s flight to quality explained a lot of the Lehman Brothers Aggregate’s performance. Treasuries outperformed corporate and mortgage-backed bonds, as credit spreads widened. In response to the deterioration of the credit market, the Federal Reserve cut the Fed Funds rate to 4.25% in the 3rd and 4th quarters of 2007.

The Lehman Brothers Aggregate Bond Index was up 1.5%, during the first quarter of 2007. During this period, the bond market experienced increased volatility, a steepening yield curve, flight-to-quality, and shifting expectations on future Federal Reserve monetary policy. The majority of the quarter’s return was generated in February as rates fell in response to anxiety over a sharp sell-off in the Chinese equity markets and a collapse in the U.S. sub-prime mortgage sector. Concerns existed in the marketplace that these factors would lead to risk aversion and impact consumer spending in other areas of the economy, potentially causing recessionary pressures. However, anxiety and risk aversion seemed to cool as the quarter came to an end. Amidst the interest rate volatility during the quarter, the yield curve steepened as yields on the 2-year Treasury fell 23 basis points to 4.58%, and yields on the 10-year fell six basis points to 4.64%. The yield on the 30-year Treasury bond finished up three basis points at 4.84%. The short-end declined as the market “priced-in” future rate cuts in response to moderate economic growth and concerns over the negative impact of the slowing housing sector and more restrictive lending policies. The long-end of the curve increased in response to inflationary pressures including tight labor markets, higher wages and elevating energy costs. At quarter-end, the spread between the 2-year and the 30-year Treasury was 27 basis points. Treasuries, with their lower relative yields, performed in-line or better when compared to other sectors within the Lehman Brothers Aggregate Bond Index.

During the second quarter, the bond market gave back a portion of the positive returns generated in the first quarter of the year. The Lehman Brothers Aggregate Bond Index generated a negative quarterly return of -0.52%, bringing the index’s year-to-date performance to 1.0%. The second quarter was characterized by rising interest rates. The rise in rates was mostly attributable to further indications of economic growth as evidenced by low unemployment and an anticipated increase in second quarter GDP. Investors in the bond market experienced an increase in volatility during the second quarter. The U.S. bond market was affected by the release of strong economic data as well as concerns over the troubled housing and sub-prime markets. Yields increased across most segments of the Treasury yield curve, mostly during May. By quarter-end, yields on the 2-year Treasury increased by 28 basis points to 4.86%, while yields on the 10-year Treasury elevated by 38 basis points to 5.02%. The yield on the 30-year Treasury rose by 28 basis points to 5.12% during the quarter.

In the third quarter, the Lehman Brothers Aggregate Bond Index generated a return of 2.8%, bringing the index’s year-to-date performance to 3.9%. The period was filled with volatility and turbulence, which led to the re-pricing of risk across many fixed income sectors. This environment led to "flight-to-quality," which drove Treasury yields down across all maturities. Given the effect of the sub-prime issues and the credit crunch, the market was hoping for Fed action to mitigate concerns of a financial crisis and recessionary pressures. The Fed cut the Fed Funds target rate (for the first time since the summer of 2003) by 0.50% to 4.75%. Both the bond and equity markets rallied favorably in response to the Fed’s actions. The yield on the 2-year U.S. Treasury fell by 0.87% to 3.98%, while the yield on the 10-year U.S. Treasury dropped 0.44% to 4.59%. The yield on the 30-year Treasury bond declined 0.29% to 4.84%. The U.S. Treasury sector benefited from "flight-to-quality" as the sector was the quarter’s top performer within the Lehman Brothers Aggregate Bond Index. Spread sectors such as mortgages and corporates generally underperformed their U.S. Treasury counterparts (on a duration-adjusted basis) given the spread widening of such securities, especially in July and August. By mid-September, the performance of non-U.S. Treasury sectors began to improve as investors had time to evaluate the market subsequent to the Fed’s rate cut. Generally speaking, higher quality bonds outpaced lower-quality counterparts during the period.

The Lehman Brothers Aggregate Bond Index generated a fourth quarter return of 3.0%, bringing the index’s year-to-date performance to 7.0%. The quarter was characterized by even more turbulence and spread movements, with swap spread widening to their 7-year peak in November. The U.S. Treasury sector was the best performing sector in the Lehman Brothers Aggregate Bond Index. The ABS sector underperformed U.S. Treasuries by 4.1% on a duration-adjusted basis, while credit and MBS sectors underperformed treasuries by 2.4% and 0.2% respectively. In response to the continued deterioration of credit and sub prime market, the Fed eased the Fed Funds rate twice on October 31 and December 11 from 4.75% to 4.25%.

International Market Overview: International stocks also fared well during 2007, as the MSCI EAFE® Index rose 3.5% in local terms. U.S. investors were helped by the U.S. dollar’s weakness, as the EAFE rose 11.2% in U.S dollar terms. The U.S. dollar index fell to a record low in November. Hong Kong was the winner in local terms, rising 41.6%, while Germany rose the most in U.S. dollar terms at 48.7%. Ireland was the MSCI’s biggest loser, falling 28% after housing prices collapsed in 2007. Japanese stocks were also near the bottom, falling 10.2% in local terms. Similar to U.S. stocks, energy and materials were the best performers after oil prices rallied throughout the year, while the financial services and consumer discretionary sectors underperformed.

Foreign stock markets largely performed well in the first quarter, despite some volatility surrounding the Chinese market correction. The MSCI EAFE rose 3.5% in U.S. dollar terms, and 2.8% in local terms. Similar systematic issues plagued international markets, as concerns over problem mortgages and slower growth spilled over into non-U.S. markets. Non-U.S. stocks proved resilient as March progressed, supported by stronger economic momentum in Europe, merger and acquisition (“M&A”) activity and currency gains. As in the U.S., materials stocks fared best while industrials also outperformed. Technology and energy lagged. European markets outperformed, gaining 3.9% in USD terms. Among the core euro zone markets, Germany stood out with a gain of 6.6%. After a strong start, Japan was hit hard as foreign investors retreated amidst the global sell-off and ended up 3.6%.

International equities also produced strong returns in the second quarter. The U.S. dollar continued to weaken against many major foreign currencies, enhancing returns for U.S. investors. For the quarter, the MSCI EAFE Index (in U.S. Dollars) returned 6.4% while the MSCI EAFE Index (in Local Currency) returned 5.9%. Europe returned 8.7%, buoyed by continued economic momentum, corporate restructuring gains, record levels of M&A activity and currency strength. Energy stocks led the MSCI EAFE Index, gaining over 16% as rising oil prices boosted earnings expectations. Materials and industrials also provided double-digit gains, aided by M&A activity. Health care was the only sector to decline and financials lagged under pressure from rising interest rates.

The MSCI EAFE Index rose 1.7% percent for the third quarter as currency gains and Pacific Basin strength offset setbacks in Europe and Japan. Investor sentiment toward Japan remained negative; however, a sharp turnaround in the yen, as nervous investors unwound carry trades, converted an over 7% decline to a 0.8% loss in U.S. dollar terms. Europe fell over 2% in local currencies, but euro strength helped push the region's return to a 1.7% gain in U.S. dollars. The Pacific Basin ex-Japan region was an outlier among the developed markets, rising 13.4% to an all-time high. Hong Kong jumped almost 24% with help from its proximity to China's strong growth.

The MSCI EAFE Index fell in the fourth quarter as sub-prime mortgage-related securities, credit market turmoil and a loss of economic momentum in Japan contributed to the setback. Though the MSCI EAFE Index fared better than U.S. stocks, the performance advantage came largely from currency gains. Relatively good growth prospects and stable earnings streams helped utilities, telecommunications and consumer staples advance; rising oil prices also boosted energy stocks. These gains were offset by steep declines in financials and other cyclical and consumer-related sectors. As in the U.S., technology also struggled.

JNL/Mellon Capital Management Bond Index Fund

Objective: The investment objective of the JNL/Mellon Capital Management Bond Index Fund is to match the performance of the Lehman Brothers® Aggregate Bond Index.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management Bond Index Fund performed in-line with its benchmark by posting a return of 6.4% for Class A shares compared to the 7.0% return of the Lehman Brothers Aggregate Bond Index.

Despite the relatively active contributions/withdrawals throughout the year the Fund slightly outperformed its benchmark on a gross-of-fees basis. Fund performance was driven by our corporate sector selection, as the Fund was underweight in lower quality corporate bonds.

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

Objective: The investment objective of the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is to exceed the performance of the S&P® 500 Index.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund underperformed its benchmark by posting a return of 3.8% for Class A shares compared to the 5.5% return for the S&P?500 Index.

The Fund had negative performance relative to the benchmark for the year. As expected, there was a divergence in performance between the different economic sectors and portfolio characteristics of the index; however, our strategy does not take concentrated bets in any specific economic sector or any particular portfolio characteristic such as price-to-earnings (P/E) or price-to-book (P/B).

Instead, we believe that sector exposures and exposures to different factors such as P/E and P/B are systematic risks that cannot be diversified. Therefore the portfolio is constructed to be neutral on sector level risks and other factors such as P/E and P/B, and add value mainly through stock selection.

Our stock selection model uses three major factors: Valuation, earnings quality and earnings revision. In 2007, the earnings revision factor had strong performance, the earnings quality was slightly positive, while the valuation factor had negative performance. For the year, our stock selection process successfully identified the most attractive stocks within Health Care and Technology sectors, but did not do as well in Financial Services sector, which contributed to the majority of the under-performance of the strategy.

The stocks with the largest positive contribution to relative return against the benchmark were Apple Inc., MEMC Electronic Materials Inc., Schlumberger Limited, Citigroup Inc., and Praxair Inc.

The stocks with the largest negative contribution to relative return against the benchmark were Washington Mutual Inc., CIT Group, MGIC Investment Corp., OfficeMax Inc., and Circuit City Stores Inc.

JNL/Mellon Capital Management International Index Fund

Objective: The investment objective of the JNL/Mellon Capital Management International Index Fund is to match the performance of the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE)® Free Index.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management International Index Fund performed in-line with its benchmark by posting a return of 10.4% for Class A shares compared to the 11.2% return for the MSCI EAFE Index.

The Fund is an index fund. As such its portfolio manager is not selecting specific stocks to own, but is trying to match the Fund’s overall stock weightings and characteristics to the index’s stock weightings and characteristics – while minimizing transaction costs. In this respect, the Fund’s return compared favorably to the return of the Fund’s benchmark, the Morgan Stanley EAFE Free Index.

There were several changes to the Fund’s benchmark during the year – both scheduled quarterly rebalancing of the index and also corporate actions that affected stocks in the benchmark. These changes consisted of roughly 127 additions and 58 deletions. These benchmark changes represented about 10% turnover.

The MSCI EAFE Free Index holds securities in 21 countries and 11 currencies. Among the countries, 18 had positive performance. The top three returns in US Dollar terms were: Finland 48%, Hong Kong 41%, and Germany 35%. Negative returns were realized in Japan, Belgium, and Ireland with Ireland, also in US Dollar terms, down –20%. Ireland’s performance compared sharply with the 46% return in 2006. All foreign stocks, excluding Hong Kong holdings, benefited from a decline in the US Dollar versus their local currency. The Norwegian Krone was up 13% versus the Dollar. The Euro, Australian Dollar, New Zealand dollar, and Danish Krone were all up approximately 8-11%.

Three countries dominate the EAFE Index. They represent about 56% of the index. Japan, a 22% weight in EAFE, was down 4%, Great Britain, a 24% weight in the index, was up about 8%, and France, a 10% weight in the index, was up about 13%.

There were several interesting stock returns in the Fund. Leighton Holding Limited, an Australian company that provides engineering and construction services, was up about 202%. The company posted a strong increase in profit related to the award of a number of new mining and construction projects. Vestas Wind Systems, a Danish manufacturer and developer of wind turbines used to generate electricity, gained 131%. The company reported strong sales earlier in the year and continued gaining on an increasing backlog of orders. Cosco Corp Singapore Ltd., a shipping management and repair company, advanced 151%. The company announced its biggest shipbuilding project mid year and continued to gain on new shipbuilding contracts later in the year. Nintendo Co., a Japanese video-game manufacturer, was up about 116%. The stock price rose on the success of their top-selling Wii game console.

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

Objective: The investment objective of the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is to match the performance of the S&P® 400 MidCap Index.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management S&P?400 MidCap Index

Fund performed in-line with its benchmark by posting a return of 7.5% for Class A shares compared to the 8.0% return for the S&P?400 MidCap Index.

The Fund is an index fund. As such its portfolio manager is not selecting specific stocks to own, but is trying to match the Fund’s overall stock weightings and characteristics to the index’s stock weightings and characteristics – while minimizing transaction costs. In this respect, the Fund’s return compared favorably to the return of the Fund’s benchmark, the S&P 400 MidCap Index.

There were several changes to the Fund’s benchmark during the year – both scheduled quarterly rebalancings of the index and also corporate actions that affected stocks in the benchmark. These changes consisted of roughly 61 additions and 61 deletions. These benchmark changes represented about 25% turnover.

Two stocks that performed well during 2007 were Terra Industries Inc., and CF Industries Holdings, Inc. Terra Industries Inc., a producer and marketer of nitrogen fertilizer and crop protection products serving agricultural and industrial markets, returned almost 299%. The strong growth was attributed to higher nitrogen selling prices and sales volumes due to the increased corn plantings and dealer demand in the U.S. CF Industries Holdings, a manufacturer and distributor of nitrogen and phosphate fertilizer products in North America, was up about 330%. Favorable pricing for almost all of the company’s products and low fertilizer inventories in the supply chain contributed to the positive growth in 2007.

Two stocks that fell during the year were Beazer Homers USA and Indymac Bancorp, Inc. Beazer Homes USA, Inc., a designer, seller and builder of single-family homes in various locations in the United States, was down by about 84%. The severe downturn in the U.S. housing market as well as the federal investigation into its mortgage unit’s past lending practices has negatively impacted the company’s performance. IndyMac, a U.S. home-mortgage lender, saw its shares fall by more than 85%. Past-due loans and a rise in delinquencies led the company to post a wider-than-expected third quarter loss. Investors were warned of the possibility of a significant cut in the company’s dividend.

JNL/Mellon Capital Management S&P 500 Index Fund

Objective: The investment objective of the JNL/Mellon Capital Management S&P 500 Index Fund is to match the performance of the S&P® 500 Index.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management S&P 500 Index Fund performed in-line with its benchmark by posting a return of 4.9% for Class A shares compared to the 5.5% return for the S&P?500 Index.

The Fund is an index fund. As such its portfolio manager is not selecting specific stocks to own, but is trying to match the Fund’s overall stock weightings and characteristics to the index’s stock weightings and characteristics – while minimizing transaction costs. In this respect, the Fund’s return compared favorably to the return of the Fund’s benchmark, the Standard and Poor’s S&P 500 Index.

There were several changes to the Fund’s benchmark during the year – both scheduled quarterly rebalancings of the index and also corporate actions that affected stocks in the benchmark. These changes consisted of roughly 41 additions and 41 deletions. These benchmark changes represented about 7% turnover.

The largest addition during the year was NYSE Euronext, which was added to the S&P 500 Index on October 24, 2007. Two stocks in the Fund that performedwell during 2007 were Amazon.com, Inc. and National-Oilwell Varco Inc. Amazon.com, an online retailer who sources and sells a range of products to its customers, was up about 135% as the company posted record-breaking holiday sales. National Oilwell Varco, a manufacturer and service provider for products used in oil and gas drilling, was up 140% after significant profit increases from strong growth in international demand.

Two stocks that fell during the year were E*Trade Financial Corporation and Countrywide Financial Corporation.           E*Trade, a global financial services company, was down by 84% in part due to borrowers falling behind on mortgage payments and a drop in U.S. home prices. On the realization of securities write-downs in the third quarter, earnings estimates were revised downward. Countrywide Financial, the biggest US mortgage lender, was down about 78%, which is mainly attributed to its weakened sub-prime mortgage business and a sharp fall in adjustable-rate mortgage lending.

JNL/Mellon Capital Management Small Cap Index Fund

Objective: The investment objective of the JNL/Mellon Capital Management Small Cap Index Fund is to match the performance of the Russell 2000® Index.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management Small Cap Index Fund performed in-line with its benchmark by posting a return of -2.1% for Class A shares compared to the -1.6% return for the Russell 2000 Index.

The Fund is an index fund. As such, its portfolio manager is not selecting specific stocks to own, but is trying to match the Fund’s overall stock weightings and characteristics to the index’s stock weightings and characteristics while minimizing transaction costs. In this respect, the Fund’s return compared favorably to the return of the Fund’s benchmark, the Russell 2000 Index.

There were several changes to the Fund’s benchmark during the year – including scheduled monthly share updates, quarterly additions of new IPO companies, and an index reconstitution in June. The Index is also affected by company mergers and acquisitions throughout the year. All of these index changes mean that the benchmark may have more or less than 2000 stocks in it at any given time. The Russell Company reevaluates the weights and companies represented in its indexes once a year and implements these new indexes near the end of June. This reconstitution affects all the stocks in the index and represents a major challenge in managing the portfolio so that the portfolio tracks the benchmark during this highly volatile trading period. The turnover in the portfolio during June 2007 was about 10%, representing about 48% of the yearly turnover of 21%.

Two stocks in the Fund that performed well during 2007 were Onyx Pharmaceuticals Inc. and Terra Industries, Inc. Onyx Pharmaceuticals Inc., a biopharmaceutical company developing innovative therapies to combat cancer, was up over 425% in 2007 due to improved earnings per share as compared to last year. Revenue growth of the company was primarily driven by the strong performance of its Nexavar franchise in both domestic and international markets. Nexavar is a small molecule drug that is approved for the treatment of advanced kidney cancer in more than 60 countries. Terra Industries Inc., a producer and marketer of nitrogen fertilizer and crop protection products serving agricultural and industrial markets, returned almost 299%. The strong growth was attributed to higher nitrogen selling prices and sales volumes due to the increased plantings and dealer demand in the U.S.

Two stocks in the Fund that fell during the year were Novastar Financial Inc. and Finish Line Inc. NovaStar Financial Inc., a non-conforming residential mortgage portfolio manager and retail broker of mortgage loans, was down over 97% in 2007. NovaStar's operations, liquidity and financial condition were adversely impacted by the subprime crisis. Finish Line Inc., a mall-based specialty retailer of brand name athletic, lifestyle and outdoor footwear, and softgoods, was down 83% in 2007. The stock price of Finish Line fell to a 52-week low in December 2007 after it was ruled that the company was required to complete its acquisition of Genesco, a footwear retailer in deteriorating financial condition, and the pending lawsuit by UBS seeking to void its commitment to finance the deal.

JNL/Mellon Capital Management Bond Index Fund (Class A)

JNL/Mellon Capital Management Bond Index Fund=$13,014

Lehman Brothers Aggregate Bond Index=$13,502

Average Annual Total Returns for Class A Shares
1 year	6.43%
5 year	3.69%
Since inception	4.52%

(Inception date January 15, 2002).

Average Annual Total Returns for Class B Shares
1 year	6.68%
Since inception	3.62%

(Inception date March 5, 2004).

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund (Class A)

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund=$11,382

S&P 500 Index=$12,627

Average Annual Total Returns for Class A Shares
1 year	3.76%
5 year	12.65%
Since inception	1.51%

(Inception date May 16,1999).

Average Annual Total Returns for Class B Shares
1 year	3.82%
Since inception	8.34%

(Inception date March 5, 2004).

Prior to December 15, 2003, the Fund was managed by JP Morgan Investment Management Inc.

Prior to February 18, 2004, the Fund was managed by Curian Capital LLC.

JNL/Mellon Capital Management International Index Fund (Class A)

JNL/Mellon Capital Management International Index Fund=$22,265

MSCI EAFE Index=$22,344

Average Annual Total Returns for Class A Shares
1 year	10.39%
5 year	20.82%
Since inception	14.36%

(Inception date January 15, 2002).

Average Annual Total Returns for Class B Shares
1 year	10.56%
Since inception	16.58%

(Inception date March 5, 2004).

JNL/Mellon Capital Management S&P 400 MidCap Index Fund (Class A)

JNL/Mellon Capital Management S&P 400 Mid Cap Index Fund=$17,696

S&P 400 MidCap Index=$18,255

Average Annual Total Returns for Class A Shares
1 year	7.45%
5 year	15.49%
Since inception	10.04%

(Inception date January 15, 2002).

Average Annual Total Returns for Class B Shares
1 year	7.69%
Since inception	9.99%

(Inception date March 5, 2004).

For the period from December 15, 2003 to February 17, 2004, the Fund was managed by Curian Capital LLC.

JNL/Mellon Capital Management S&P 500 Index Fund (Class A)

JNL/Mellon Capital Management S&P 500 Index Fund=$13,805

S&P 500 Index=$14,258

Average Annual Total Returns for Class A Shares
1 year	4.90%
5 year	12.11%
Since inception	5.56%

(Inception date January 15, 2002).

Average Annual Total Returns for Class B Shares
1 year	5.14%
Since inception	7.99%

(Inception date March 5, 2004).

For the period from December 15, 2003 to February 17, 2004, the Fund was managed by Curian Capital LLC.

JNL/Mellon Capital Management Small Cap Index Fund (Class A)

JNL/Mellon Capital Management Small Cap Index Fund=$16,471

Russell 2000 Index=$17,068

Average Annual Total Returns for Class A Shares
1 year	-2.11%
5 year	15.46%
Since inception	8.73%

(Inception date January 15, 2002).

Average Annual Total Returns for Class B Shares
1 year	-1.84%
Since inception	7.46%

(Inception date March 5, 2004).

For the period from December 15, 2003 to February 17, 2004, the Fund was managed by Curian Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Oppenheimer Global Growth Fund OppenheimerFunds Inc. Rajeev Bhaman

Objective: The investment objective of the JNL/Oppenheimer Global Growth Fund is to seek capital appreciation.

Portfolio Manager Commentary: For the year ended December 31, 2007, the JNL/Oppenheimer Global Growth Fund underperformed its benchmark by posting a return of 6.3% for Class A shares compared to the 9.0% return for the MSCI World Index.

The most significant contribution to the underperformance of the Fund was the Fund’s lack of holdings of metals and materials stocks and its relative underweight in energy and utilities stocks. Its substantial position in technology stocks hurt its relative performance too. The Fund’s relative underweight in financials, especially U.S.-based companies, helped returns, as we partially anticipated a more difficult economic environment for financial stocks.

Given the strategic orientation of the Fund, which focuses on long-term sustainable competitive advantage and away from commodities, the past year’s environment was somewhat unfavorable for our long-term strategy. We had some success in the past year from our investments in our second-largest holding Siemens AG, the German conglomerate, where restructuring continues to deliver value. Also, Nintendo Co. Ltd., which had a blockbuster release of its new Wii gaming platform and continued its dominance of the handheld electronic games business, more than doubled in the past year. Juniper Networks, Inc., one of the world’s leading network equipment providers, gained as evidence of the need to increase network capacity in telecom networks mounted. Among our long-term holdings, Vodafone Group plc, our third-largest holding, and Porsche AG, also had good years. Our lack of oil orientation notwithstanding, our investments in the increased complexity of the oil business also proved to be excellent investments. Transocean, Inc., the world’s largest driller and Hyundai Heavy Industries, the world’s largest shipbuilder (whose stock we sold and took profits), both had stellar years.

Our largest holding, Telefonaktiebolaget LM Ericsson, the leading wireless network equipment producer in the world had a terrible year, falling considerably, as order shortfalls played havoc with the stock price. We continue to believe that its world leading technology, significant barriers to entry and a compelling valuation presage excellent long term prospects for the company. Japan was the location of many of our poor performers. The lack of growth in the Japanese domestic economy hurt our holdings of Japanese banks. A dramatic reduction in the maximum interest chargeable by finance companies in Japan through a change in regulation hurt our holding in Credit Saison Co. Ltd. Regulatory changes in gaming laws affected the sales of pachinko and pachislot machines, which substantially reduced Sega Sammy Holdings Inc.’s profit and stock price. We are confident that the credit card opportunity in Japan is vast and that Credit Saison Co. Ltd.’s fortunes, while temporarily affected, will be restored and enhanced in the future. One of our most trying holdings has been Advanced Micro Devices Inc., which declined sharply as a result of missteps and delays. We still believe that the company has much to look forward to if it can execute better.

JNL/Oppenheimer Global Growth Fund (Class A)

JNL/Oppenheimer Global Growth Fund=$16,881

MSCI World Index=$15,586

Average Annual Total Returns for Class A Shares
1 year	6.33%
5 year	18.56%
Since inception	8.16%

(Inception date April 30, 2001).

Average Annual Total Returns for Class B Shares
1 year	6.56%
Since inception	12.87%

(Inception date March 5, 2004).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PIMCO Real Return Fund Pacific Investment Management Company LLC Mihir Worah

Objective: The investment objective of the JNL/PIMCO Real Return Fund is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

Portfolio Manager Commentary: For the period January 16, 2007 through December 31, 2007, the JNL/PIMCO Real Return Fund underperformed its benchmark by posting a return of 10.9% for Class A shares compared to the 11.6% return for the Lehman Brothers U.S. Treasury Inflation-Protected Securities (“TIPS”) Index. During the reporting period the Fund’s performance was relatively stable despite a volatile market (most noticeable in the second half of the year) as we employed an overweight to TIPS and an emphasis to emerging market currencies. Overall, TIPS outperformed all other sectors due to the flight to quality in the second half of the year amid concerns over subprime mortgage markets coupled with significant inflation accruals driven by increasing food and energy prices. We maintained a focus on quality, as the average credit rating of securities in the portfolio was held at the AA+ level during the reporting period. The Fund held 7.2% of its investments in ABS sub-prime securities as of December 31, 2007. These securities are of AAA credit quality, have strong credit support, and are short maturity instruments.

The Fund’s above benchmark duration, on average, was negative for performance over the period. The Fund benefited from tactical portfolio adjustments and holdings in non-index securities. In particular, while holdings of mortgage-backed securities detracted from performance, holdings in emerging market currencies, a curve steepening bias in the United States and in the United Kingdom all proved sources of added value. Also, an overweight to short-maturity TIPS in the United States added to performance as the price of oil reached new records.

The primary focus during the year centered on problems in the subprime mortgage sector. During most of the year, stronger economic data made it difficult for the Federal Reserve (“Fed”) to ease, given its focus on inflation concerns. Tight labor markets kept the unemployment rate relatively low and produced real wage gains for consumers, which helped offset headwinds from the residential property market. In addition, measures of core inflation (consumer price inflation with the volatile food and energy prices stripped out) remained above the Fed’s targeted range. Weakness in the subprime mortgage sector produced a significant tightening of credit conditions for lower quality and first-time borrowers, yet another blow to an already soft housing market.

The Fed remained on hold through most of the fiscal year after pausing in August 2006 with the federal funds rate at 5.25%. However, turmoil in the subprime market and a liquidity crunch in the asset-backed commercial paper market drove the Fed to take action. In August 2007, the Fed cut the discount rate by 50 basis points (“bps”), or one-half of a percentage point, to 5.75% to help alleviate liquidity concerns in the financial markets. Subsequently, at its September 18 meeting, the Fed cut both the federal funds rate and discount rate by 50 bps, to 4.75% and 5.25%, respectively. Credit markets seized up again late in the fourth quarter after a partial recovery from the initial subprime-related downturn in August and September. Continued writedowns of subprime assets by many of the world’s leading banks did little to assuage concerns about the soundness of their balance sheets.

To deal with this crisis, the Fed cut the federal funds rate by another 50 bps during the fourth quarter, bringing its total rate reductions in 2007 to 100 bps. In another move designed to get banks lending again, the Fed joined central banks in Canada, the United Kingdom, the European Union and Switzerland to inject more than $90 billion of liquidity into the global financial system via money market auctions. At the end of 2007, the benchmark 10-year U.S. Treasury Note yielded 4.03%, 0.68 percentage points lower than at the start of the year. Ten-year real yields ended the year at 1.70%, 0.71 percentage points lower for the year.

JNL/PIMCO Real Return Fund (Class A)

JNL/PIMCO Real Return Fund=$11,090

Lehman Brothers U.S. TIPS Index=$11,162

Total Return for Class A Shares

Since inception	10.90%

(Inception date January 16, 2007)

Total Return for Class B Shares

Since inception	11.10%

(Inception date January 16, 2007)

Past performance is not predictive of future performance. Investment return and pricipal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PIMCO Total Return Bond Fund Pacific Investment Management Company LLC William H. Gross

Objective: The investment objective of the JNL/PIMCO Total Return Bond Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

During the 12-month reporting period the Fund’s performance benefited from active management decisions, which emphasized high quality assets before the subprime debacle and added substantial value once the crisis hit in the second half of 2007. Curve-steepening strategies were employed, an underweight to investment-grade corporate bonds, and an emphasis to emerging market currencies, which all contributed to the Fund’s outperformance during the year.

The Fund benefited from tactical portfolio adjustments and holdings in non-index securities and direct holding of currency. In particular, holdings of emerging market currencies such as the Brazilian Real, the Russian Ruble, and the Mexican Peso more than offset the negative impact of an overweight in prime, AAA-rated, agency-guaranteed mortgage-backed securities, which lost ground as volatility soared this summer.

For the first part of the year, the Fund’s main detractors were an above-benchmark duration, curve-steepening strategies outside the United States (specifically in the United Kingdom), and an underweight to investment-grade corporate bonds. Strong monthly payroll and gross domestic readings in the United States, a booming British economy, and strong earnings results meant higher yields in the United States, expectations for rate increases in the United Kingdom, and further tightening of investment-grade spreads. In the second part of this year, however, subprime mortgage headlines increased, the credit crunch took hold, and volatility soared. Investors sought the quality of U.S. Treasury bonds and bid up expectations of interest rate cuts by the Federal Reserve. In the United Kingdom, investors cut back on expectations of rate hikes by the Bank of England. Additionally, in July and August, corporate bonds sold off, driving spreads significantly higher. As a result, curve-steepening strategies in the United States and United Kingdom and an underweight to corporate bonds proved valuable.

The primary focus during the year centered on problems in the subprime mortgage sector. During most of the year, stronger economic data made it difficult for the Federal Reserve (“Fed”) to ease, given its focus on inflation concerns. Tight labor markets kept the unemployment rate relatively low and produced real wage gains for consumers, which helped offset headwinds from the residential property market. In addition, measures of core inflation (consumer price inflation with the volatile food and energy prices stripped out) remained above the Fed’s targeted range. Weakness in the subprime mortgage sector produced a significant tightening of credit conditions for lower quality and first-time borrowers, yet another blow to an already soft housing market.

The Fed remained on hold through most of the fiscal year after pausing in August 2006 with the federal funds rate at 5.25%. However, turmoil in the subprime market and a liquidity crunch in the asset-backed commercial paper market drove the Fed to take action. In August 2007, the Fed cut the discount rate by 50 basis points (“bps”), or one-half of a percentage point, to 5.75% to help alleviate liquidity concerns in the financial markets. Subsequently, at its September 18 meeting, the Fed cut both the federal funds rate and discount rate by 50 bps, to 4.75% and 5.25%, respectively. Credit markets seized up again late in the fourth quarter after a partial recovery from the initial subprime-related downturn in August and September. Continued writedowns of subprime assets by many of the world’s leading banks did little to assuage concerns about the soundness of their balance sheets.

To deal with this crisis, the Fed cut the federal funds rate by another 50 bps during the fourth quarter, bringing its total rate reductions in 2007 to 100 bps. In another move designed to get banks lending again, the Fed joined central banks in Canada, the United Kingdom, the European Union and Switzerland to inject more than $90 billion of liquidity into the global financial system via money market auctions. At the end of 2007 the benchmark 10-year U.S. Treasury Note yielded 4.03%, 68 bps lower than at the start of the year.

JNL/PIMCO Total Return Bond Fund (Class A)

JNL/PIMCO Total Return Bond Fund=$17,614

Lehman Brothers Aggregate Bond Index=$17,700

Average Annual Total Returns for Class A Shares
1 year	8.25%
5 year	4.63%
Since inception	5.92%

(Inception March 2,1998).

Average Annual Total Returns for Class B Shares
1 year	8.53%
Since inception	4.44%

(Inception March 5, 2004).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PPM America Core Equity Fund (formerly JNL/Putnam Equity Fund) PPM America, Inc. Team Management

Objective: The investment objective of the JNL/PPM America Core Equity Fund is long-term capital growth.

For the period ended December 3, 2007 the JNL/PPM America Core Equity Fund was sub-advised by Putnam Investment Management, LLC. For the period ended November 30, 2007, the Fund underperformed its benchmark by posting a return of -5.3% for Class A shares compared to the 6.2% return for the S&P 500 Index.

PPM America, Inc. began managing the Fund on December 3, 2007. PPM America, Inc. replaced Putnam Investment Management, LLC as the sub-adviser for the Fund. Since PPM America, Inc. took over investment decisions thru the end of 2007, the Fund underperformed its benchmark by posting a return of -2.0% for Class A shares compared to the -0.7% return for the S&P 500 Index.

For the first 11 months of the year, overweights to Apple and Google contributed significantly to the strong results in the technology sector. Strong sales of the iPhone and Macintosh computers, as well as various iterations of the iPod, led Apples’s shares to appreciate significantly during the period. Google also remained ahead of competitors with a stunning 60% market share of global searches, and this led to increased investor confidence in the strength of its Internet advertising technology. Within the health care sector, selection in healthcare services (Express Scripts, Medco Health Solutions) boosted returns. Shares of both of these pharmacy benefit managers rose after they forecasted that 2008 earnings would come in above estimates due to greater marketplace use of generic and mail order drugs.

Selection within financials, particularly positions within consumer finance (Capital One, Countrywide Financial) and mortgage related companies (Radian, PMI Group, Ambac), hurt results most during the period.?Capital One declined after it announced that its charge-offs in 2008 might be several hundred million dollars higher than previously forecasted, due to persistent loan delinquencies and the troubled housing market. Our overweight to Countrywide also continued to detract from performance as liquidity concerns and rising defaults weighed on investors. Mortgage insurers Radian, PMI, and Ambac, all active positions in the portfolio, hampered performance.

Individual names held in the Fund that detracted from performance during December included Washington Mutual, one of the nation’s leading consumer and small business banks, apparel company, Liz Claiborne, and auto manufacturer, General Motors. All of these stocks were impacted negatively by the deceleration in United States consumer spending as economic worries brought on by the downturn in United States housing market and tightening lending standards continue. Individual names held in the Fund that contributed to performance during the period included Archer Daniels Midland, Apache and Occidental Petroleum. Archer Daniels, one of the world’s largest processors of oilseeds, corn and wheat and energy names has benefited from higher ethanol prices and the year-end Energy Bill, which was more favorable than expected for ethanol production. Both Apache and Occidental, which explore and produce natural gas, crude oil, and natural gas liquids, could benefit from several large scale projects.

We believe that some of the financial stock price declines appropriately reflect deterioration in short to intermediate-term fundamentals. We believe panic selling by some investors with short term goals coupled with year-end tax loss adjustments resulted in price declines beyond what is warranted by fundamentals. As a long-term value investor, we favor stocks based upon solid valuation attractiveness. We do analyze how the short-term issues impinge on the intermediate to long-term fundamentals of a given company.

Over the near-term, we expect continued volatility in the financial sector but we believe the attractive valuation levels of the financials will provide us investment opportunities not perceived by many investors. One of the biggest risks is if the economy does roll over into a major recession but that is not something that we expect at this point. We believe the overall United States stock market valuation remains reasonable and that a bottom up approach to stock selection offers shareholders upside potential.

JNL/PPM America Core Equity Fund (Class A)

JNL/PPM America Core Equity Fund=$13,472

S&P 500 Index=$17,754

Average Annual Total Returns for Class A Shares
1 year	-7.25%
5 year	10.52%
10 year	3.02%

Average Annual Total Returns for Class B Shares

1 year	-7.07%
Since inception	6.07%

(Inception March 5, 2004).

PPM America, Inc. assumed portfolio management responsibility on December 3, 2007.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PPM America High Yield Bond Fund (Formerly JNL/Western Asset High Yield Bond Fund) PPM America, Inc. Anthony Balestrieri & JoAnne M. Bianco

Objective: The investment objective of JNL/PPM?America High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation.

Portfolio Manager Commentary: For the year ended December 31, 2007, the Fund underperformed its benchmark by posting a return of -1.1% for Class A shares compared to the 2.5% return for the Merrill Lynch High Yield Master II Constrained Index.

For the four months ended April 30, 2007, the JNL/PPM?America High Yield Bond Fund was sub-advised by Western Asset Management Company and during that period, the Fund underperformed its benchmark by posting a return of 4.0% for Class A shares compared to the 4.1% return for the Merrill Lynch High Yield Master II Constrained Index. During this period issue selection had a positive impact on performance due in large part to overweights to 10 of the top 20 performing issuers and underweights to 13 of the worst 20 performers in the index. Industry allocation was a small contributor to performance. The Fund's underweight to lower rated issues had a negative impact on performance as CCC rated issues returned 6.18% versus BB rated issues which returned 2.62% for the period.

PPM America, Inc. assumed responsibility for the JNL/PPM America High Yield Bond Fund on April 30, 2007. For the eight month period ended December 31, 2007, the Fund underperformed its benchmark by posting a return of -4.9% for Class A shares compared to -1.8% return for the Merrill Lynch High Yield Master II Constrained Index. This underperformance primarily reflected our positioning in the Services Cyclical, Media and Consumer Cyclical industry sectors, as we did not foresee the extent of the downturn in the high yield market in the latter half of 2007 and its negative impact on our positioning. Although the Fund benefited from its higher than normal allocation to cash, as well as its positioning in the Banking, Real Estate and Paper/Forest Products industries, these sources of outperformance were not enough to offset the negative contributors listed above.

After prospering during the first five months of 2007 amid high levels of demand, low market volatility and record-low financing terms, the U.S. high yield market struggled significantly post-May. With its 2.19% return in 2007, the Merrill Lynch High Yield Master II Constrained Index underperformed all other domestic fixed income asset classes for the first time in four years. There were two waves of market weakness during the year, the first wave taking place during the months of June and July, as problems in the subprime mortgage market began to be understood, causing a capital markets crisis, and the record-sized, low quality LBO-related high yield new issue backlog proved overwhelming for high yield investors. In particular, the month of July was the worst month for the high yield market in five years, comparable in performance to the depths of the last high yield credit downturn in July 2002. The market experienced a rebound during the months of August and September, reflecting hopes that aggressive Federal Reserve actions would end the capital markets crisis and stave off spillover into the broad economy. These hopes proved to be short-lived. By the month of October, many of the largest U.S. financial institutions were taking multi-billion dollar write-downs, with additional write-downs still to come, and the housing market continued to report a barrage of negative news, weighing heavily on market sentiment. As a result, the high yield market took another dramatic turn down in November, recording its second worst month in five years. Market liquidity was constrained, especially during the final months of the year, as banks and brokers were unwilling to take positions on their balance sheets, in part due to their fiscal year-end issues, but also due to their reduced capacity to do so.

In terms of the Fund’s positioning, we have increased its defensiveness in the current environment, presently holding a much higher than average cash balance and reducing selected credits that have a higher beta tilt than we are comfortable with. We have also increased the Fund’s exposure to select investment-grade rated financials that we believe will represent significant value for the Fund. The top industry overweights consist of Home Construction, Gas Distribution, Media-Cable, and Telecom-Integrated Services. Finally, the Fund is positioned underweight in CCC and single-B rated sectors, while overweight in BB and above, to represent our view of further divergence between the performance of lower and higher quality bonds.

JNL/PPM America High Yield Bond Fund (Class A)

JNL/PPM America High Yield Bond Fund=$15,992

Citigroup High Yield Market Index=$16,871

Merrill Lynch High Yield Master II Index=$16,770

Merrill Lynch High Yield Master II Constrained Index=$16,866

Average Annual Total Returns for Class A Shares
1 year	-1.10%
5 year	8.62%
Since inception	4.89%

(Inception March 2, 1998).

Average Annual Total Returns for Class B Shares
1 year	-0.79%
Since inception	4.75%

(Inception March 5, 2004).

PPM America, Inc. assumed portfolio management responsibility on April 30, 2007.

Past performance is not predictive of future performance. Investment return and pricipal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PPM America Value Equity Fund (Formerly JNL/Putnam Value Equity Fund) PPM America, Inc. Team Management

Portfolio Manager Commentary: PPM America, Inc. replaced Putnam Investment Management, LLC as sub-advisor of the JNL/PPM America Value Equity Fund on January 16, 2007. For the year ended December 31, 2007, the Fund return was -5.6% for Class A shares, which underperformed both of its benchmarks, 5.5% return for the S&P 500 Index and 2.0% return for the S&P 500/Citigroup Value Index.

The Fund’s underperformance relative to the S&P 500 Index can be attributed primarily to individual stock names and the Fund’s value characteristics. The overweight in the financial and consumer cyclical sectors also hurt performance. The overweight in the basic materials sector helped performance.

At the end of December, the Fund’s largest sector bets (relative to the Index) were in the financials and consumer discretionary sectors, the worst performing sectors in the S&P 500 Index for the year. Individual stock names held that detracted from the Fund’s performance included financial names, Washington Mutual and Radian Group. The deteriorating credit environment has caused significant investor concern in the housing and mortgage related stocks. Washington Mutual is one of the nation’s leading consumer and small business banks. Individual stock names that helped the Fund’s performance included Occidental Petroleum, which is primarily involved in exploring, developing, producing, and marketing crude oil and natural gas and Apache which explores and produces natural gas, crude oil, and natural gas liquids in the United States, Canada, Egypt, North Sea, and Australia. The Fund manager believes both companies will benefit from several large scale projects.

For the year, the S&P 500 Index increased 5.5% with eight of the ten Global Industry Classification Standard sectors outperforming the index. Energy led the outperformance, gaining 34.4%, followed by materials 22.5% and utilities 19.4%. Not surprising, the two worst performing sectors were the financials and consumer discretionary sectors, which posted returns of -18.5% and -13.2% respectively. At the end of December, these were the largest sector bets (relative to the index) in the Fund. Investment style was a significant factor for the year 2007. The S&P 500/Citigroup Value Index increased 2.0% versus 9.1% for the S&P 500/Citigroup Growth Index. Oil prices pushed higher in 2007, advancing approximately 57% from year-end 2006, to close at $95.98 per barrel. Unemployment ended the year at approximately 5.0%, the highest level since November 2005. Unfortunately, significant market uncertainty over sub-prime mortgage loans and tightening credit pressures and the underperformance in the financials and consumer discretionary areas (both of the Fund’s largest bets) during the last six months of 2007, has significantly impacted the Fund negatively. Prior to the current six month stretch of underperformance, the Fund had realized positive performance numbers, returning 7.4% versus 6.0% for the S&P 500 Index and 6.7% for the S&P 500/Citigroup Value Index thru the end of June 2007.

We believe that some of the financial stock price declines appropriately reflect deterioration in short to intermediate-term fundamentals. We believe panic selling by some investors with short term goals coupled with year-end tax loss adjustments resulted in price declines beyond what is warranted by fundamentals. As a long-term value investor, we favor stocks based upon solid valuation attractiveness. We do analyze how the short-term issues impinge on the intermediate to long-term fundamentals of a given company. Over the near-term, we expect continued volatility in the financial sector but we believe the attractive valuation levels of the financials will provide us investment opportunities not perceived by many investors. One of the biggest risks is if the economy does roll over into a major recession but that is not something that we expect at this point. We believe the overall U.S. stock market valuation remains reasonable and that a bottom up approach to stock selection offers shareholders upside potential.

JNL/PPM America Value Equity Fund (Class A)

JNL/PPM America Value Equity Fund=$13,673

S&P 500 Index=$17,754

S&P 500/Citigroup Value Index=$19,138

Average Annual Total Returns for Class A Shares
1 year	-5.63%
5 year	8.86%
10 year	3.17%

Average Annual Total Returns for Class B Shares
1 year	-5.36%
Since inception	4.54%

(Inception March 5, 2004).

PPM America, Inc. assumed portfolio management responsibility on January 16, 2007.

Past performance is not predictive of future performance. Investment return and pricipal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds Standard & Poor’s Investment Advisory Services, LLC David J. Braverman* & Joshua M. Harari

* Effective January 8, 2008, David J. Braverman was replaced by Massimo Santicchia.

JNL/S&P Disciplined Growth Fund

JNL/S&P Disciplined Moderate Fund

JNL/S&P Disciplined Moderate Growth Fund

JNL/S&P Managed Aggressive Growth Fund

JNL/S&P Managed Conservative Fund

JNL/S&P Managed Growth Fund

JNL/S&P Managed Moderate Fund

JNL/S&P Managed Moderate Growth Fund

JNL/S&P Growth Retirement Strategy Fund

JNL/S&P Moderate Growth Retirement Strategy Fund

JNL/S&P Moderate Retirement Strategy Fund

JNL/S&P Retirement 2015 Fund

JNL/S&P Retirement 2020 Fund

JNL/S&P Retirement 2025 Fund

JNL/S&P Retirement Income Fund

Objectives: The investment objective of the JNL/S&P Disciplined Growth Fund and the JNL/S&P Managed Aggressive Growth Fund is capital growth. The investment objective of the JNL/S&P Disciplined Moderate Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Moderate Fund is to seek capital growth. Current income is a secondary objective. The investment objective of the JNL/S&P Disciplined Moderate Growth Fund, the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Growth Retirement Strategy Fund, the JNL/S&P Moderate Growth Retirement Strategy Fund, and the JNL/S&P Moderate Retirement Strategy Fund is to seek capital growth and current income. The investment objective of the JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020 Fund, and JNL/S&P Retirement 2025 Fund is high total return until their respective target retirement date. After the respective target retirement date, each Fund's objective will be to seek high current income and as a secondary objective, capital appreciation. The investment objective of the JNL/S&P Retirement Income Fund is high current income and as a secondary objective, capital appreciation.

Portfolio Manager Commentary: The JNL/S&P Disciplined Funds were inaugurated on January 16, 2007. In 2007, all three of the JNL/S&P Disciplined Funds outperformed the S&P® 500 Index, which returned 4.5% since January 16, 2007. The JNL/S&P Disciplined Growth Fund and the JNL/S&P Disciplined Moderate Growth Fund underperformed the Lehman Brothers® Aggregate Bond Index, which returned 7.0% since January 16, 2007. The JNL/S&P Disciplined Moderate Fund matched the return of the Lehman Brothers Aggregate Bond Index for the period. The JNL/S&P Disciplined Growth Fund returned 6.5%, the JNL/S&P Disciplined Moderate Fund returned 7.0%, and the JNL/S&P Disciplined Moderate Growth Fund returned 6.7%.

For the year ended December 31, 2007, all of the JNL/S&P Managed Funds outperformed the S&P 500 Index, which returned 5.5%. All of the JNL/S&P Managed Funds, except for the JNL/S&P Managed Conservative Fund, outperformed the Lehman Brothers Aggregate Bond Index, which returned 7.0%. The JNL/S&P Managed Aggressive Growth Fund returned 9.2%, the JNL/S&P Managed Conservative Fund returned 6.3%, the JNL/S&P Managed Growth Fund returned 8.7%, the JNL/S&P Managed Moderate Fund returned 7.7%, and the JNL/S&P Managed Moderate Growth Fund returned 8.7%.

The JNL/S&P Growth Retirement Strategy Fund, the JNL/S&P Moderate Growth Retirement Strategy Fund, and the JNL/S&P Moderate Retirement Strategy Fund were inaugurated on January 16, 2007. In 2007, these three Funds outperformed the S&P® 500 Index, which returned 4.5% since January 16, 2007. The JNL/S&P Growth Retirement Strategy Fund outperformed the Lehman Brothers Aggregate Bond Index, which returned 7.0% for the period. The JNL/S&P Moderate Growth Retirement Strategy Fund and the JNL/S&P Moderate Retirement Strategy Fund underperformed the Lehman Brothers Aggregate Bond Index. The JNL/S&P Growth Retirement Strategy Fund returned 7.7%, the JNL/S&P Moderate Growth Retirement Strategy Fund returned 6.9%, and the JNL/S&P Moderate Retirement Strategy Fund returned 5.7%.

For the year ended December 31, 2007, all of the JNL/S&P Retirement Funds outperformed the S&P 500 Index. The JNL/S&P Retirement Funds also outperformed the Lehman Brothers Aggregate Bond Index, except for the JNL/S&P Retirement Income Fund. The JNL/S&P Retirement 2015 Fund returned 9.2%, the JNL/S&P Retirement 2020 Fund returned 9.6%, the JNL/S&P Retirement 2025 Fund returned 10.1%, and the JNL/S&P Retirement Income Fund returned 6.9%.

2007 was the year that market volatility was rediscovered and investors were reintroduced to the concept of risk as credit markets became tied up in the fear of rising default rates on subprime mortgages and equity markets began to gyrate in a wider trading range of ups and downs. Investors became concerned about the impact on the broad economy of weak consumer confidence due to declining housing prices. Markets were concerned that various Federal Reserve Board actions to restore orderly conditions in the fixed income markets and to strengthen the economy were too meager to have a decisive impact.

For all of 2007, the S&P 500 Composite Index returned 5.5% on a total return basis. While this is far below the average for U.S. equities of 13.0% since 1988, it should be viewed as a positive outcome given the challenging market conditions. Weighing heavily on 2007 performance was the state of the U.S. housing market, which is experiencing continuing declines in new home sales, housing starts and housing prices. Rising home values and easy access to credit markets had been an important factor in sustaining ever-rising consumer spending. The cutoff of easy financing through home equity loans slowed consumer purchases of major ticket items such as motor vehicles, appliances and home renovations throughout the year, and had an impact on critical holiday season spending in the fourth quarter.

While the equity markets responded positively to the Federal Reserve Board’s (“Fed”) third quarter actions to begin reducing interest rates, the market reacted negatively in the fourth quarter to a rate cut that was perceived as insufficient to stimulate consumer demand. While the Fed has repeatedly stated it will take action as needed, it is navigating through a relatively narrow channel between the opposing objectives of controlling inflation and fostering economic growth. For now, the Fed is clearly more concerned about keeping the economy growing, but the price may be paid later in higher inflation.

As we enter 2008, the market is facing its toughest period since the end of the tech bubble in 2000 and the recession that followed. The five-year-old bull market that began in October 2002 seems to be over as key equity indices are off more than 10% from their mid-2007 highs. Fear of recession is in the forefront, but the economic slowdown underway has not hit all industries equally.

For stricken industries, the distinction between a recession and an economic slowdown may be meaningless, but unlike the early part of the decade, the economy should find some support from booming exports tied to the decline in the value of the dollar versus key foreign currencies. The weaker dollar has prompted rising overseas demand for capital equipment, including airplanes, construction and agriculture equipment, and has boosted the competitiveness of U.S. manufacturing industries. We look to these areas of the economy to help attenuate the impact of weakening consumer demand.

A growing outcry for government action to stimulate the economy should result in a package of tax cuts and/or spending plans by midyear. Politicians do not want to be seen as unresponsive, particularly in an election year. Together with growing pent up demand for high tickets items such as motor vehicles and appliances, economic and monetary stimulus should boost the economy into expansion in the second half of the year.

We expect markets to begin to recover later in 2008 as current uncertainties are anticipated to ease and visibility is expected to improve. Equity markets tend to lead economic recoveries and when the Fed starts cutting interest rates economic expansion normally follows.

JNL/S&P Disciplined Growth Fund (Class A)

JNL/S&P Disciplined Growth Fund=$10,650

S&P 500 Index=$10,452

Lehman Brothers Aggregate Bond Index=$10,702

Total Return
Since inception	6.50%

(Inception date January 16, 2007)

JNL/S&P Disciplined Moderate Fund (Class A)

JNL/S&P Disciplined Moderate Fund=$10,700

S&P 500 Index=$10,452

Lehman Brothers Aggregate Bond Index=$10,702

Total Return
Since inception	7.00%

(Inception date January 16, 2007)

JNL/S&P Disciplined Moderate Growth Fund (Class A)

JNL/S&P Disciplined Moderate Growth Fund=$10,670

S&P 500 Index=10,452

Lehman Brothers Aggregate Bond Index=$10,702

Total Return
Since inception	6.70%

(Inception date January 16, 2007)

JNL/S&P Managed Aggressive Growth Fund (Class A)

JNL/S&P Managed Aggressive Growth Fund=$19,066

S&P 500 Index=$15,574

Lehman Brothers Aggregate Bond Index=$17,520

Average Annual Total Returns

1 year	9.17%
5 year	14.32%
Since inception	6.85%

(Inception date April 8, 1998).

JNL/S&P Managed Conservative Fund (Class A)

JNL/S&P Managed Conservative Fund=$12,307

S&P 500 Index=$13,742

Lehman Brothers Aggregate Bond Index=$11,557

Average Annual Total Returns
1 year	6.30%
Since inception	6.62%

(Inception date October 4, 2004).

JNL/S&P Managed Growth Fund (Class A)

JNL/S&P Managed Growth Fund=$18,912

S&P 500 Index=$15,574

Lehman Brothers Aggregate Bond Index=$17,520

Average Annual Total Returns

1 year	8.70%

5 year	12.56%
Since inception	6.76%

(Inception date April 8, 1998).

JNL/S&P Managed Moderate Fund (Class A)

JNL/S&P Managed Moderate Fund=$13,161

S&P 500=$13,742

Lehman Brothers Aggregate Bond Index=$11,557

Average Annual Total Returns

1 year	7.74%
Since inception	8.84%

(Inception date October 4, 2004).

JNL/S&P Managed Moderate Growth Fund (Class A)

JNL/S&P Managed Moderate Growth Fund=$17,965

S&P 500 Index=$15,574

Lehman Brothers Aggregate Bond Index=$17,513

Average Annual Total Returns

1 year	8.65%
5 year	10.83%
Since inception	6.20%

(Inception date April 9, 1998).

JNL/S&P Growth Retirement Strategy Fund (Class A)

JNL/S&P Growth Retirement Strategy Fund=$10,774

S&P 500 Index=$10,452

Lehman Brothers Aggregate Bond Index=$10,702

Total Return
Since inception	7.74%

(Inception date January 16, 2007)

JNL/S&P Moderate Growth Retirement Strategy Fund (Class A)

JNL/S&P Moderate Growth Retirement Strategy Fund=$10,691

S&P 500 Index=$10,452

Lehman Brothers Aggregate Bond Index=$10,702

Total Return
Since inception	6.91%

(Inception date January 16, 2007)

JNL/S&P Moderate Retirement Strategy Fund (Class A)

JNL/S&P Moderate Retirement Strategy Fund=$10,566

S&P 500 Index=$10,452

Lehman Brothers Aggregate Bond Index=$10,702

Total Return
Since inception	5.66%

(Inception date January 16, 2007)

JNL/S&P Retirement 2015 Fund (Class A)

JNL/S&P Retirement 2015 Fund=$12,012

S&P 500 Index=$11,879

Lehman Brothers Aggregate Bond Index=$11,091

Average Annual Total Returns
1 year	9.20%
Since inception	9.84%

(Inception date January 17, 2006).

JNL/S&P Retirement 2020 Fund (Class A)

JNL/S&P Retirement 2020 Fund=$12,183

S&P 500 Index=$11,879

Lehman Brothers Aggregate Bond Index=$11,091

Average Annual Total Returns
1 year	9.56%
Since inception	10.64%

(Inception date January 17, 2006).

JNL/S&P Retirement 2025 Fund (Class A)

JNL/S&P Retirement 2025 Fund=$12,332

S&P 500 Index=$11,879

Lehman Brothers Aggregate Bond Index=$11,091

Average Annual Total Returns
1 year	10.11%
Since inception	11.33%

(Inception date January 17, 2006).

JNL/S&P Retirement Income Fund (Class A)

JNL/S&P Retirement Income Fund=$11,482

S&P 500 Index=$11,879

Lehman Brothers Aggregate Bond Index=$11,091

Average Annual Total Returns
1 year	6.91%
Since inception	7.33%

(Inception date January 17, 2006).

Past performance is not predictive of future performance. Investment return and pricipal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Select Balanced Fund Wellington Management Company, LLP Edward P. Bousa, CFA & Christopher Gootkind

Objective: The investment objective of the JNL/Select Balanced Fund is reasonable income and long-term capital growth.

Portfolio Manager Commentary: For the year ended December 31, 2007, the JNL/Select Balanced Fund outperformed both of its benchmarks by posting a return of 7.5% for Class A shares compared to the 5.5% return for the S&P 500 Index and the 7.0% return for the Lehman Brothers Aggregate Bond Index.

In the first half of 2007, equity markets shrugged off concerns of a slowing economy, potentially higher inflation, and a softening U.S. housing market. The markets powered higher, fueled by strong economic growth outside of the US and record global merger and acquisition activity. In the third and fourth quarters equity markets fell modestly as a result of investors becoming more cautious as U.S. housing and mortgage markets deteriorated, food and energy prices continued to rise, and concerns grew that a weak U.S. housing market would spread to the rest of the U.S. economy and impact global growth. Additionally, growth-oriented stocks outperformed value-oriented stocks, as the Russell 1000 Growth Index returned 11.8% versus -0.2% for the Russell 1000 Value Index. During the period, the top performing sectors within the broad market, represented by the S&P 500 Index, were Energy (33.4%), Materials (21.6%), Utilities (19.2%), and Information Technology (16.6%).

The equity portion of the Fund’s outperformance relative to the S&P 500 Index was attributable to a combination of positive stock selection and sector allocation within the Consumer Discretionary (underweight) and Consumer Staples (overweight) sectors, and an overweight to the strong-performing Energy sector. This was somewhat offset by our underweight in the Information Technology sector and our stock selection within that sector.

The top three contributors to performance, on a relative basis, during the period were Deere & Company (Industrials), Owens-Illinois (Materials), and Chevron (Energy). Deere & Company benefited from strong demand for biofuels, which is leading to higher grain prices and increased global farm equipment demand. Shares of Owens-Illinois increased on the back of continued progress made towards improving pricing and reducing costs.

The largest detractors, on a relative basis, included Apple (Information Technology), MBIA (Financials), and Microsoft (Information Technology). Apple was up strongly during the period and was not held in the Fund. Shares of MBIA, a financial guarantee insurance company, fell with the declining market value of its insured credit derivatives portfolio and rising concerns about the stability of U.S. financial markets.

In July and August, fixed income markets witnessed a sharp disruption that continued through the latter part of the year. Investor anxiety over mortgage-related write-downs, weak earnings from companies in the Financials sector, and the persistence of negative ratings actions resulted in a renewed flight to Treasuries and the underperformance of all spread sectors. The credit crunch continued to spread, driving increased volatility, and a sharp decline in liquidity.

The Fund’s performance was hindered by its overweight allocations to the mortgage-backed and commercial mortgage-backed sectors. Amid negative housing headlines and intensified concerns that weakness in the residential market would spillover into the commercial real estate market, residential and commercial mortgages underperformed. A modest overweight allocation to and security selection within the credit sector also detracted from relative performance. A plunge in risk appetite, ratings downgrades, and a lack of market liquidity all pressured credit spreads wider in the second half of the year. In addition, the Fund’s overweight to issuers from financial companies hurt performance as financial institutions announced greater-than-expected structured product and subprime mortgage-related writedowns and disappointing earnings. The Fund’s duration positioning also contributed to relative performance. The Fund was positioned with a bias towards a long duration posture. The flight-to-liquidity rally spurred by increased risk aversion, negative economic news, and paralysis in the credit markets combined with easing by the Federal Reserve, pushed Treasury yields lower.

Financial institution balance sheet pressures and persistent uncertainty about subprime exposures have led to sharply reduced liquidity and tighter lending conditions. In addition, the ripple effect of further downgrades in subprime-related assets is likely to continue. These strains have increased the risk that housing- related weakness in the U.S. will spread to other sectors and regions. However, we believe that short-term technicals could remain difficult, but that the more positive fundamentals in many areas of the fixed income markets should reassert themselves.

JNL/Select Balanced Fund (Class A)

JNL/Select Balanced Fund=$22,378

S&P 500 Index=$17,754

Lehman Brothers Aggregate Bond Index=$17,859

Average Annual Total Returns for Class A Shares
1 year	7.49%
5 year	11.62%
10 year	8.38%

Average Annual Total Returns for Class B Shares
1 year	7.73%
Since Inception	8.77%

(Inception date March 5, 2004).

Wellington Management Company, LLP assumed sub-adviser responsibility on October 4, 2004.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

JNL/Select Value Fund Wellington Management Company, LLP Karen H. Grimes, CFA, John R. Ryan, CFA

Objective: The investment objective of the JNL/Select Value Fund is long-term growth of capital.

Portfolio Manager Commentary: For the year ended December 31, 2007, the JNL/Select Value Fund outperformed its benchmark by posting a return of 7.9% for Class A shares compared to the -0.2% return for the Russell 1000 Value Index.

During the twelve month period, in a challenging environment in which Value stocks underperformed Growth stocks in the broader market, the Fund delivered positive absolute returns. The Russell 1000 Value Index returned -0.2%, while the Russell 1000 Growth Index returned 11.8% and the S&P 500 Index returned 5.5%. In the first half of 2007, equity markets shrugged off concerns of a slowing economy, potentially higher inflation, and a softening U.S. housing market. The markets powered higher, fueled by strong economic growth outside of the U.S. and record global merger and acquisition activity. In the third and fourth quarters equity markets fell modestly as a result of investors becoming more cautious as U.S. housing and mortgage markets deteriorated, food and energy prices continued to rise, and concerns grew that a weak U.S. housing market would spread to the rest of the U.S. economy and impact global growth. Equity markets fell modestly during the fourth quarter as the effects of deteriorating US housing and credit markets raised investors’ concerns, tempering enthusiasm for equities.

Stock selection in nine of ten broad industry sectors was additive to the Fund’s benchmark-relative performance over the twelve month period. In the Fund, strong relative performance from holdings in the Information Technology and Financials sectors drove returns. Stock selection in the Consumer Staples sector detracted slightly from returns. An underweight versus the benchmark to the underperforming Financials sector also helped relative performance.

Positions in Agrium (Materials), Occidental Petroleum (Energy), and Nokia (Information Technology), contributed to relative performance. Shares of Agrium, an agricultural seed, chemicals, and fertilizer company, rose as higher grain prices supported strong fertilizer price trends. Shares of Occidental Petroleum, an oil and gas company, benefited from the recent rally in crude oil prices. Nokia, the cellular handset designer and manufacturer, rallied as the company continued to gain share in a very strong handset market.

The largest relative detractors from performance were Host Hotels & Resorts (Financials), Arris Group (Information Technology), and Chevron (Energy). Host Hotels & Resorts declined as investors took a more cautious view of commercial real estate in the wake of the recent liquidity crunch. Arris Group, a manufacturer of broadband, cable telephony, and optical transmission equipment, declined when they announced an earnings shortfall in the September quarter. The Fund was slightly underweight Chevron relative to the benchmark. The stock was up strongly over the period, resulting in a negative impact on the Fund's relative performance.

JNL/Select Value Fund (Class A)

JNL/Select Value Fund=$23,938

Russell 1000 Value Index=$21,606

Average Annual Total Returns for Class A Shares

1 year	7.90%
5 year	16.87%
Since inception	18.06%

(Inception date September 30, 2002).

Average Annual Total Returns for Class B Shares

1 year	8.13%
Since inception	12.14%

(Inception date March 5, 2004).

Wellington Management Company, LLP assumed sub-adviser responsibility on October 4, 2004

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

JNL/T. Rowe Price Established Growth Fund T. Rowe Price Associates, Inc. Investment Advisory Committee

Objective: The investment objective of the JNL/T. Rowe Price Established Growth Fund is long-term growth of capital and increasing dividend income.

Portfolio Manager Commentary: For the year ended December 31, 2007, the JNL/T. Rowe Price Established Growth Fund outperformed its benchmark by posting a return of 10.1% for Class A shares compared to the 5.5% return for the S&P 500 Index.

U.S. stocks generally delivered positive returns for the period, amid extreme volatility in the second half of the year. The S&P 500 was led by energy on higher oil prices and materials on global commodity demand. Financials was the worst performing sector along with consumer discretionary, as the ripple effects of the subprime lending fallout spread widely and crimped the credit markets while dampening consumer spending optimism. Among major market indexes, growth stocks substantially outpaced value stocks for the period, and large-caps surpassed small-caps, which attained the first annual loss since 2002.

Although financials was the worst performing sector in the benchmark, it was the portfolio’s strongest relative outperformer, lifted by stock selection and a beneficial underweight. Capital markets holdings made strong contributions. State Street, a leader in trust services and asset management, continued to perform well despite fallout from the subprime mortgage contraction. Charles Schwab, the brokerage and financials services firm, saw an increase in client assets despite notable market volatility. Northern Trust, provider of banking and asset management to wealthier clients, was able to avoid much of the credit crunch issues due to higher quality credit ratings of clients. While overweight in capital markets stocks, the portfolio eliminated several positions with credit concerns.

Telecommunication services delivered outperformance based on stock selection and a significant overweight. The major driver was stock selection in the wireless telecommunication industry. America Movil (Mexico) continues to grow on increased subscriber bases in Latin America, market share gains, and higher average user revenues. Rogers Communications (Canada) also demonstrated growth in market share and average user revenues, increasing free cash flow that is being used to repurchase shares.

Information technology is the portfolio’s largest absolute sector and largest relative overweight. Results benefited from the notable overweight and from stock selection in the Internet software and services industry and the communications equipment industry.

Google, the global targeted-advertising and Internet search company, further increased its market share at a remarkable rate, led by domestic revenue acceleration and strong international growth. Shares of Juniper Networks surged after a strong earnings report by the maker of service provider and enterprise networking equipment.

The portfolio’s overall underweight in energy was the largest detractor from relative performance. Baker Hughes, an energy equipment and services company, slumped amid unexpected international startup costs, but the oilfield services firm should gain from new contracts in countries where it did not previously have a presence. Total, a leading multinational energy company, slid as it reduced production targets and increased its longer-term pricing assumptions. We believe management retains a realistic and disciplined approach to potential investments.

A considerable underweight position to utilities also detracted from relative performance. The portfolio is typically underweight in this sector, but the climate of economic uncertainty made utilities attractive for worried investors. Improving fundamentals and credit ratings buoyed the sector. Our holding in AES, one of the world’s largest power companies, was hurt by accounting issues, although it exhibits good free cash flow and offers significant global growth opportunities.

While domestic economic growth is moderating, we think that strength in the U.S. and global economies is underappreciated by the market. Investors should reward with higher prices the shares of companies producing stable earnings growth. Our portfolio of quality growth stocks appears positioned to outperform in this environment.

JNL/T. Rowe Price Established Growth Fund (Class A)

JNL/T. Rowe Price Established Growth Fund=$20,335

S&P 500 Index=$17,754

Russell 1000 Growth Index=$14,563

Average Annual Total Returns for Class A Shares

1 year	10.12%
5 year	13.74%
10 year	7.35%

Average Annual Total Returns for Class B Shares

1 year	10.31%
Since inception	9.48%

(Inception date March 5, 2004).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

JNL/T. Rowe Price Mid-Cap Growth Fund T. Rowe Price Associates, Inc. Investment Advisory Committee

Objective: The investment objective of the JNL/T. Rowe Mid-Cap Growth Fund is long-term growth of capital.

Portfolio Manager Commentary: For the year ended December 31, 2007, the JNL/T. Rowe Price Mid-Cap Growth Fund outperformed its benchmark by posting a return of 17.3% for Class A shares compared to the 8.0% return for the S&P MidCap 400 Index.

U.S. stocks generally rose in 2007, but market volatility was extremely high in the last six months. In October and November, the broad S&P 500 Index suffered its first correction—a drop of 10% or more—in about five years. Energy was the highest-performing sector by a wide margin, due to high energy prices. The consequences of the subprime mortgage crisis and the ensuing credit crunch have resulted in plummeting returns in the financial sector. Consumer discretionary also fell this year, as higher energy and commodity prices have depressed consumer spending.

The information technology sector was the greatest contributor to performance. Strong stock selection led the way, partially offset by a detrimental overweight. The equipment and instruments industry led performance here, particularly our holdings in FirstSolar, SunPower, FLIR Systems, and Dolby Laboratories. Juniper Networks, Navteq, and aQuantive also contributed to relative returns.

The financial sector was the next-greatest contributor to performance, on the strength of stock selection and a significant underweight. While the index experienced a loss in this turbulent sector, we enjoyed double-digit returns. Stock selection in the insurance industry and an overweight in capital markets contributed. Additionally, we had no exposure to the thrifts and mortgage finance industry, minimizing the impact of the housing crisis on our returns.

Stock selection in the consumer discretionary sector also contributed to relative returns, while our overweight in this weak-performing sector slightly offset those results. Our holdings in Amazon.com, Chipotle Mexican Grill, and Discovery Holdings proved to be especially productive.

Our overweight position and stock selection in energy, the highest-performing sector this year, also boosted returns. Consol Energy and FMC Technologies were major contributors in this sector.

The primary drag on performance this year was weak stock selection in the industrial and business services sector. Our underweight position in materials, the second-highest performing sector, also had a negative effect on performance, slightly offset by stock selection.

Mid-cap growth stocks have had excellent performance over the last few years, driven by merger and leveraged buy-out activity that encouraged short-term speculation over investment strategies based on long-term prospects. Weak performance this quarter has shown that trend to be unsustainable. We believe that our steady strategy and long-term focus should provide much better capital preservation during tougher market environments than the more aggressive strategies that have set the tone in recent years.

JNL/T. Rowe Price Mid-Cap Growth Fund (Class A)

JNL/T. Rowe Price Mid-Cap Growth Fund=$29,013

S&P MidCap 400 Index=$28,889

Russell MidCap Growth Index=$25,734

Average Annual Total Returns for Class A Shares

1 year	17.26%
5 year	18.48%
10 year	11.23%

Average Annual Total Returns for Class B Shares

1 year	17.50%
Since inception	13.33%

(Inception date March 5, 2004).

Past performance is not predictive of future performance. Investment return and pricipal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

JNL/T. Rowe Price Value Fund T. Rowe Price Associates, Inc. Investment Advisory Committee

Objective: The investment objective of the JNL/T. Rowe Price Value Fund is to provide long-term capital appreciation by investing in common stocks believed to be under valued. Income is a secondary objective.

Portfolio Manager Commentary: For the year ended December 31, 2007, the JNL/T. Rowe Price Value Fund outperformed its benchmark by posting a return of 0.9% for Class A shares compared to the -0.2% return for the Russell 1000 Value Index.

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises ultimately brought the party to a halt. For the year, value stocks produced negative returns across all capitalization ranges, lagging growth-oriented shares, as measured by the Russell indices. In the Russell 1000 Value Index, financial (–21%) and consumer discretionary (–12%) sectors were the worst performers, weighed down by worry about fallout from ongoing financial and credit problems. Energy (+32%) was the best-performing sector, followed by utilities and materials (both up about +16%).

In terms of return relative to the index, outperformance was driven by stock selection in the financial sector, particularly among capital market-related shares. Leading contributors here were Nuveen Investments—acquired during the period—and custody bank State Street. In addition, it helped to be underweight in the hard-hit banking and diversified financial services stocks—an underweight to Citigroup was a key source of relative strength. It also helped to be underweight in the sector as a whole, because financials made up the poorest-performing slice of the benchmark by far.

Stock picks also drove relative results in the information technology sector, where the portfolio benefited from an overweight to Intel, which enjoyed solid revenue growth and margin expansion on top of operating expense discipline. Communications equipment firms also contributed, behind overweights to Nokia and Juniper Networks. In addition, software giant Microsoft also helped, rallying on strong sales of its Vista operating system, Microsoft Office suite of products, and Xbox game console.

At the other end of the spectrum, stock selection had a negative effect in the telecommunications sector, limiting relative results. Wireless provider Sprint Nextel continued to struggle with merger integration issues and high churn rates, ultimately announcing a new CEO. Holdings among the big diversified telecommunication firms also detracted for the quarter. In particular, Qwest Communications International was weighed down by the need to invest heavily to compete in the broadband arena. In addition, it hurt relative results to be underweight AT&T and BellSouth, which benefited from their high-profile merger.

An underweight position in the energy sector limited relative results. Holdings in the energy equipment and services industry drove underperformance, behind BJ Services and Baker Hughes, which were hurt by exposure to the North American natural gas market. In addition, French firm Total detracted in the oil, gas, and consumable fuels industry because of production management issues.

In utilities, it hurt to be underweight one of the best-performing sectors in the index. These stocks were attractive during a period of economic and market uncertainty because of their steady to improving fundamentals and credit quality. Stock selection also detracted in the sector behind an overweight position in multi-utility NiSource, whose lengthy strategic review came to a disappointing conclusion earlier in the year.

Value fund manager John Linehan suggests the dominant theme in the market for 2008 will be the severity of the effect of the subprime mortgage meltdown on consumers and the economy. But he adds that, “while the immediate market environment is likely to be difficult, we see opportunity going forward, particularly among high-quality names in the most troubled sectors of the market, such as financials. That’s because we believe that when the market turns, some of the hardest-hit sectors should be the best sources of return.”

JNL/T. Rowe Price Value Fund (Class A)

JNL/T. Rowe Price Value Fund=$18,131

Russell 1000 Value Index=$17,001

Average Annual Total Returns for Class A Shares

1 year	0.85%
5 year	13.95%
Since inception	8.06%

(Inception date May 1,2000).

Average Annual Total Returns for Class B Shares

1 year	1.03%
Since inception	9.62%

(Inception date March 5, 2004).

Past performance is not predictive of future performance. Investment return and pricipal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2007

	Shares/Par/ Contracts(q)(r)	Value
JNL/AIM International Growth Fund
COMMON STOCKS - 87.0%
CONSUMER DISCRETIONARY - 15.1%
Compagnie Financiere Richemont AG	71	$4,890
Continental AG	27	3,571
Daimler AG	82	7,988
Denso Corp.	146	5,925
Desarrolladora Homex SA de CV - ADR (c)	47	2,317
Enterprise Inns Plc	158	1,531
Esprit Holdings Ltd.	511	7,522
Grupo Televisa SA - ADR	80	1,896
Informa Plc	445	4,060
Li & Fung Ltd.	954	3,803
OPAP SA	50	2,004
Puma AG Rudolf Dassler Sport	16	6,245
Suzuki Motor Co. Ltd. (c)	228	6,847
Toyota Motor Corp.	111	5,890
Urbi Desarrollos Urbanos SA de CV	443	1,529
WPP Group Plc	608	7,832
		73,850

CONSUMER STAPLES - 10.9%
Cia de Bebidas das Americas - ADR	50	3,549
Heineken Holding NV	85	4,816
Henkel KGaA	138	7,750
Imperial Tobacco Group Plc	135	7,314
InBev NV	100	8,332
Nestle SA	17	7,625
Reckitt Benckiser Plc	92	5,330
Swedish Match AB	186	4,442
Tesco Plc	480	4,558
		53,716

ENERGY - 6.3%
Canadian Natural Resources Ltd.	52	3,853
ENI SpA	164	5,990
Petroleo Brasileiro SA - ADR (c)	43	4,121
Petroleum Geo-Services ASA (c)	146	4,253
Suncor Energy Inc.	56	6,090
Total SA	81	6,715
		31,022

FINANCIALS - 15.2%
Akbank T.A.S.	522	3,855
Anglo Irish Bank Corp. Plc	239	3,825
Aviva Plc	278	3,729
AXA SA	127	5,105
Banco Santander Central Hispano SA	195	4,219
BNP Paribas	67	7,233

Commerzbank AG	114	4,363
Credit Suisse Group	73	4,384
Deutsche Boerse AG	19	3,823
KBC Groep NV	28	3,904
Man Group Plc	-	-
Manulife Financial Corp.	79	3,239
Mizuho Financial Group Inc.	1	2,683
ORIX Corp.	17	2,852
OTP Bank Rt (c)	57	2,878
Societe Generale - Class A	28	3,979
Standard Bank Group Ltd.	276	4,040
UBS AG	94	4,366
United Overseas Bank Ltd.	454	6,218
		74,695

HEALTH CARE - 7.2%
Merck KGaA	39	5,032
Novo-Nordisk A/S - Class B	87	5,705
Roche Holding AG	59	10,210
Shire Plc	207	4,730
Teva Pharmaceutical Industries Ltd. - ADR	212	9,862
		35,539

INDUSTRIALS - 17.0%
Adecco SA	35	1,880
All America Latina Logistica SA	261	3,376
Assa Abloy AB	222	4,453
Atlas Copco AB - Class A	214	3,195
Brambles Ltd.	152	1,522
Canadian National Railway Co. (c)	66	3,138
Capita Group Plc	280	3,892
Fanuc Ltd.	88	8,561
Finmeccanica SpA	120	3,850
Hutchison Whampoa Ltd.	588	6,624
Keppel Corp. Ltd.	978	8,715
Komatsu Ltd.	258	6,917
MAN AG	33	5,457
Schneider Electric SA (virt-x)	33	4,417
Siemens AG	65	10,302
TNT NV	170	7,025
		83,324

INFORMATION TECHNOLOGY - 6.2%
Canon Inc.	152	6,947
Cap Gemini SA	66	4,127
Ibiden Co. Ltd.	103	7,122
Infosys Technologies Ltd. - ADR	127	5,768
Keyence Corp.	15	3,733
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	281	2,799
		30,496

MATERIALS - 6.3%
Bayer AG	92	8,437

BHP Billiton Ltd.	249	8,692
CRH Plc	104	3,626
Syngenta AG	40	10,217
		30,972

TELECOMMUNICATION SERVICES - 1.7%
America Movil SA de CV - Class L - ADR	79	4,850
Telekomunikasi Indonesia Tbk PT (c)	3,323	3,517
		8,367
International Power Plc	595	5,369

Total Common Stocks (cost $413,162)		427,350

PREFERRED STOCKS - 2.0%
CONSUMER DISCRETIONARY - 2.0%
Porsche AG	5	9,677

Total Preferred Stocks (cost $10,104)		9,677

INVESTMENT FUNDS - 3.1%
Indian Fund Inc.	167	10,370
iShares MSCI Taiwan Index Fund	324	4,881
Korea Fund Inc.	8	210

Total Investment Funds (cost $16,469)		15,461

SHORT TERM INVESTMENTS - 6.9%
Mutual Funds - 6.9%
JNL Money Market Fund, 4.58% (a) (h)	34,068	34,068

Total Short Term Investments (cost $34,068)		34,068

Total Investments - 99.0% (cost $473,803)		486,556

Other Assets and Liabilities, Net - 1.0%		4,733

Total Net Assets - 100%		$491,289

JNL/AIM Large Cap Growth Fund
COMMON STOCKS - 96.9%
CONSUMER DISCRETIONARY - 4.8%
Apollo Group Inc. - Class A (c)	57	$4,022
AutoZone Inc. (c)	33	3,946
BorgWarner Inc.	78	3,777
Expedia Inc. (b) (c)	163	5,151
Nike Inc. - Class B (b)	134	8,636
		25,532

CONSUMER STAPLES - 3.5%
Cia de Bebidas das Americas - ADR (b)	57	4,049
Diageo Plc	372	7,990

PepsiCo Inc.	83	6,314
		18,353

ENERGY - 6.1%
Exxon Mobil Corp.	49	4,616
Marathon Oil Corp. (b)	144	8,764
National Oilwell Varco Inc. (b) (c)	87	6,391
Occidental Petroleum Corp.	109	8,360
Valero Energy Corp.	58	4,062
		32,193

FINANCIALS - 7.4%
Chubb Corp.	70	3,841
Goldman Sachs Group Inc. (b)	64	13,852
Janus Capital Group Inc. (b)	117	3,843
Nasdaq Stock Market Inc. (c)	88	4,355
Prudential Financial Inc.	96	8,935
Unibanco - Uniao de Bancos Brasileiros SA - ADR	29	4,050
		38,876

HEALTH CARE - 16.3%
Baxter International Inc.	178	10,312
Biogen Idec Inc. (c)	56	3,188
Coventry Health Care Inc. (b) (c)	82	4,881
Express Scripts Inc. (c)	111	8,116
Invitrogen Corp. (c)	42	3,923
McKesson Corp.	163	10,673
Medco Health Solutions Inc. (c)	88	8,964
Merck & Co. Inc.	147	8,531
Schering-Plough Corp.	144	3,841
Teva Pharmaceutical Industries Ltd. - ADR (b)	82	3,811
UnitedHealth Group Inc. (b)	146	8,473
WellPoint Inc. (c)	125	10,953
		85,666

INDUSTRIALS - 17.2%
ABB Ltd.	472	13,597
Boeing Co.	87	7,644
Chicago Bridge & Iron Co. NV	141	8,497
Fluor Corp.	36	5,202
General Dynamics Corp.	83	7,417
Honeywell International Inc.	126	7,756
Lockheed Martin Corp.	168	17,723
McDermott International Inc. (c)	162	9,558
Raytheon Co.	143	8,651
United Technologies Corp.	54	4,134
		90,179

INFORMATION TECHNOLOGY - 31.8%
Accenture Ltd.	372	13,421
Apple Inc. (b) (c)	87	17,277
Applied Materials Inc.	172	3,054
BMC Software Inc. (c)	162	5,783

Cisco Systems Inc. (c)	689	18,661
Dell Inc. (c)	175	4,282
DST Systems Inc. (b) (c)	45	3,715
eBay Inc. (c)	101	3,353
EMC Corp. (b) (c)	190	3,528
Google Inc. - Class A (c)	9	6,263
Hewlett-Packard Co.	464	23,398
Intel Corp.	155	4,132
International Business Machines Corp. (b)	59	6,383
Juniper Networks Inc. (c)	134	4,446
MEMC Electronic Materials Inc. (c)	63	5,590
Microsoft Corp.	355	12,620
Nokia Oyj - Class A - ADR (b)	263	10,109
Nvidia Corp. (c)	132	4,491
Oracle Corp. (b) (c)	392	8,845
Research In Motion Ltd. (c)	33	3,743
Texas Instruments Inc. (b)	120	4,008
		167,102

MATERIALS - 5.0%
Freeport-McMoRan Copper & Gold Inc. (b)	54	5,539
Mosaic Co. (c)	63	5,943
Rio Tinto Plc - ADR (b)	19	7,770
Syngenta AG	28	7,018
		26,270

TELECOMMUNICATION SERVICES - 3.8%
America Movil SA de CV - Class L - ADR	174	10,666
China Mobile Ltd.	524	9,125
		19,791

UTILITIES - 1.0%
NRG Energy Inc. (b) (c)	121	5,226
Total Common Stocks (cost $409,224)		509,188

SHORT TERM INVESTMENTS - 14.1%
Mutual Funds - 3.0%
JNL Money Market Fund, 4.58% (a) (h)	16,176	16,176

Securities Lending Collateral - 11.1%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	58,141	58,141

Total Short Term Investments (cost $74,317)		74,317

Total Investments - 111.0% (cost $483,541)		583,505

Other Assets and Liabilities, Net - (11.0%)		-57,966

Total Net Assets - 100%		$525,539

JNL/AIM Real Estate Fund
COMMON STOCKS - 92.5%

CONSUMER DISCRETIONARY - 1.6%
Starwood Hotels & Resorts Worldwide Inc.	68	$2,981

FINANCIALS - 90.9%
AEON Mall Co. Ltd.	11	286
Alexandria Real Estate Equities Inc. (b)	65	6,568
AMP NZ Office Trust	94	85
AvalonBay Communities Inc. (b)	39	3,700
Big Yellow Group Plc	10	89
Boardwalk Real Estate Investment Trust (b)	15	668
Boston Properties Inc.	9	845
Brandywine Realty Trust (b)	176	3,165
BRE Properties Inc. - Class A (b)	72	2,934
British Land Co. Plc	10	194
Camden Property Trust	100	4,825
CapitaLand Ltd.	13	56
CBL & Associates Properties Inc. (b)	125	2,994
China Overseas Land & Investment Ltd. (c)	22	45
China Resources Land Ltd.	16	35
Citycon Oyj	36	194
Derwent London PLC	20	552
Developers Diversified Realty Corp.	172	6,571
Digital Realty Trust Inc. (b)	87	3,327
Douglas Emmett Inc.	181	4,088
Equity Residential (b)	182	6,619
Essex Property Trust Inc. (b)	65	6,327
Federal Realty Investors Trust (b)	90	7,369
General Growth Properties Inc. (b)	176	7,248
Hang Lung Properties Ltd.	46	206
HCP Inc.	285	9,919
Health Care REIT Inc. (b)	59	2,632
Host Hotels & Resorts Inc. (b)	453	7,722
Kerry Properties Ltd.	7	56
Kimco Realty Corp. (b)	189	6,865
Kowloon Development Co. Ltd.	38	98
Land Securities Group Plc	11	330
Macerich Co. (b)	60	4,256
Mid-America Apartment Communities Inc.	24	1,039
Norwegian Property ASA	19	234
Primaris Retail Real Estate Investment Trust (c)	13	232
Prologis	190	12,036
Public Storage Inc. (b)	97	7,143
Regal Real Estate Investment Trust	274	74
Shaftesbury Plc	10	96
Simon Property Group Inc. (b)	165	14,358
SL Green Realty Corp. (b)	112	10,458
Unibail-Rodamco	1	218
Unite Group Plc	10	67
Ventas Inc. (b)	207	9,371
Vornado Realty Trust	104	9,173
Washington Real Estate Investment Trust (b)	79	2,478
Workspace Group Plc	13	71

Zhong An Real Estate Ltd.	126	73
		167,989

Total Common Stocks (cost $204,586)		170,970

PREFERRED STOCKS - 5.0%
FINANCIALS - 5.0%
Ashford Hospitality Trust Inc., 8.45%, 07/18/12	14	268
BioMed Realty Trust, 7.38%, 01/18/12 (b)	29	599
BRE Properties Inc., 6.75%, 03/15/09	7	130
Corporate Office Property Trust,
8.00% (callable at 100 beginning 08/11/08) (p)	8	170
Developers Diversified Realty Corp., 7.38%,
(callable at 25 beginning 07/28/08) (p)	5	92
Duke Realty Corp.
6.63%, Series J (callable at 25 beginning 08/25/08) (p)	18	348
6.50%, Series K (callable at 25 beginning 02/13/09) (p)	14	265
6.95%, Series M (callable at 25 beginning 01/31/11) (p)	2	46
7.25%, Series N (callable at 25 beginning 06/30/11) (p)	29	594
Entertainment Properties Trust,
7.38%, Series D (callable at 25 beginning 05/25/12) (p)	8	150
Entertainment Properties Trust, Convertible Preferred,
5.75%, 12/31/49 Series C	41	796
Equity Residential Properties,
6.48%, Series N (callable at 25 beginning 06/19/08) (p)	8	162
First Industrial Realty Trust Inc.,
7.25%, Series J (callable at 25 beginning 01/15/11) (p)	15	308
Gramercy Capital Corp., 8.13%,
Series A (callable at 25 beginning 04/18/12) (b) (p)	23	455
Hersha Hospitality Trust, 8.00%,
Series A (callable at 25 beginning 08/05/10) (b) (p)	5	103
HRPT Properties Trust, Convertible Preferred,
6.50%, 12/31/49	10	187
iStar Financial Inc.,
7.88%, Series E (callable at 25 beginning 07/18/08) (p)	5	91
Kimco Realty Corp.,
7.75% Series G (callable at 25 beginning 10/10/12)	28	640
LaSalle Hotel Properties
7.25%, Series G (callable at 25 beginning 11/17/11)	15	254
LaSalle Hotel Properties, 7.50%,
Series D (callable at 25 beginning 08/24/10) (b) (p)	30	549
LaSalle Hotel Properties, 8.00%,
Series E (callable at 25 beginning 02/08/11) (b) (p)	15	283
Lexington Realty Trust, 7.55%, 02/14/12	18	351
PS Business Parks Inc., 6.70%, 01/17/12	14	267
Public Storage Inc.,
6.60%, Series C (callable at 25 beginning 09/13/09) (p)	8	149
7.25%, Series K (callable at 25 beginning 08/08/11) (p)	11	234
6.75%, (callable at 25 beginning 10/20/11) (b) (p)	17	334
6.63%, 01/09/12	28	538
Realty Income Corp.,
6.75%, Series E (callable at 25 beginning 12/07/11) (p)	17	360
Strategic Hotels & Resorts Inc.,

8.25%, Series C (callable at 25 beginning 05/17/11) (p)	12	224
Sunstone Hotel Investors Inc., 8.00%,
Series A (callable at 25 beginning 03/17/10) (p)	8	148
Vornado Realty Trust, 7.00%,
Series E (callable at 25 beginning 08/20/09) (b) (p)	5	113
Total Preferred Stocks (cost $11,233)		9,208

WARRANTS - 0.0%
China Overseas Land & Investment Ltd. - Warrants	6	3
Total Warrants (cost $0)		3

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.2%
Morgan Stanley Capital I, 5.78%, 10/15/42 (i)	330	311

Total Non-U.S. Government Agency Asset-Backed
Securities (cost $323)		311

SHORT TERM INVESTMENTS - 35.6%

Mutual Funds - 1.8%
JNL Money Market Fund, 4.58% (a) (h)	3,227	3,227

Securities Lending Collateral - 33.8%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	62,557	62,557

Total Short Term Investments (cost $65,784)		65,784

Total Investments - 133.3% (cost $281,926)		246,276

Other Assets and Liabilities, Net - (33.3%)		-61,457

Total Net Assets - 100%		$184,819

JNL/AIM Small Cap Growth Fund
COMMON STOCKS - 96.6%
CONSUMER DISCRETIONARY - 10.4%
Choice Hotels International Inc. (b)	12	$397
DeVry Inc.	17	879
Dick’s Sporting Goods Inc. (b) (c)	12	333
DSW Inc. (b) (c)	14	263
HOT Topic Inc. (c)	49	286
Interface Inc.	34	561
Jack in the Box Inc. (c)	15	374
Jackson Hewitt Tax Service Inc. (b)	10	320
Live Nation Inc. (c)	21	307
Marvel Entertainment Inc. (b) (c)	19	517
National CineMedia Inc. (b)	14	360
PF Chang’s China Bistro Inc. (b) (c)	14	318
Shutterfly Inc. (c)	17	440
Strayer Education Inc.	3	584
Tempur-Pedic International Inc. (b)	12	313
Tenneco Inc. (b) (c)	20	528

Warnaco Group Inc. (c)	16	541
Zumiez Inc. (b) (c)	13	307
		7,628

CONSUMER STAPLES - 3.5%
Church & Dwight Co. Inc. (b)	15	824
Longs Drug Stores Corp. (b)	13	612
Performance Food Group Co. (b) (c)	20	529
Ralcorp Holdings Inc. (c)	10	588
		2,553

ENERGY - 7.4%
Arena Resources Inc. (c)	17	723
Bill Barrett Corp. (b) (c)	16	666
Carrizo Oil & Gas Inc. (b) (c)	14	791
Core Laboratories NV (c)	6	688
Dril-Quip Inc. (c)	14	755
FMC Technologies Inc. (b) (c)	10	559
Unit Corp. (c)	14	670
Whiting Petroleum Corp. (c)	11	632
		5,484

FINANCIALS - 6.7%
Affiliated Managers Group Inc. (b) (c)	7	855
BioMed Realty Trust Inc. (b)	24	551
East West Bancorp Inc.	8	184
Greenhill & Co. Inc. (b)	9	627
HCC Insurance Holdings Inc.	17	479
National Financial Partners Corp. (b)	13	571
ProAssurance Corp. (c)	11	597
Security Capital Assurance Ltd.	21	81
SVB Financial Group (b) (c)	14	691
Texas Capital Bancshares Inc. (b) (c)	17	303
		4,939

HEALTH CARE - 17.5%
AMAG Pharmaceuticals Inc. (c)	6	385
Athenahealth Inc. (b) (c)	2	66
BioMarin Pharmaceutical Inc. (b) (c)	22	787
Cepheid Inc. (b) (c)	15	403
Chemed Corp.	11	630
Eclipsys Corp. (b) (c)	30	771
Gen-Probe Inc. (c)	9	584
Human Genome Sciences Inc. (b) (c)	28	290
inVentiv Health Inc. (b) (c)	17	528
LifePoint Hospitals Inc. (b) (c)	18	547
Magellan Health Services Inc. (c)	12	566
Medicines Co. (b) (c)	21	403
Medics Pharmaceutical Corp. (b)	16	428
Mentor Corp. (b)	11	447
Myriad Genetics Inc. (b) (c)	15	707
NuVasive Inc. (b) (c)	20	784
Parexel International Corp. (c)	15	741

Pediatrix Medical Group Inc. (c)	9	644
Sciele Pharma Inc. (b) (c)	24	494
United Therapeutics Corp. (b) (c)	5	529
Varian Inc. (c)	13	835
VCA Antech Inc. (c)	17	766
Wright Medical Group Inc. (b) (c)	22	654
		12,989

INDUSTRIALS - 15.9%
Acuity Brands Inc. (b)	7	320
Advisory Board Co. (c)	7	421
American Commercial Lines Inc. (c)	18	291
Barnes Group Inc.	18	613
Bucyrus International Inc. - Class A (b)	10	959
Ceradyne Inc. (c)	10	477
CoStar Group Inc. (b) (c)	15	688
Dynamic Materials Corp. (b)	12	734
EnergySolutions Inc.	4	103
Forward Air Corp. (b)	16	505
Fuel Tech Inc. (b) (c)	16	357
General Cable Corp. (b) (c)	13	979
HUB Group Inc. - Class A (b) (c)	18	473
Knight Transportation Inc. (b)	32	479
Korn/Ferry International (b) (c)	30	561
Pike Electric Corp. (c)	36	596
Regal-Beloit Corp. (b)	11	493
Tetra Tech Inc. (b) (c)	31	677
Thomas & Betts Corp. (c)	10	499
TransDigm Group Inc. (c)	15	684
Wabtec Corp.	15	525
WESCO International Inc. (b) (c)	9	368
		11,802

INFORMATION TECHNOLOGY - 28.8%
Ansoft Corp. (c)	17	448
Ansys Inc. (c)	21	865
Arris Group Inc. (c)	18	175
Blackboard Inc. (b) (c)	20	819
Cirrus Logic Inc. (c)	66	346
Cogent Inc. (b) (c)	40	451
Coherent Inc. (c)	18	463
DealerTrack Holdings Inc. (b) (c)	16	528
Diodes Inc. (b) (c)	24	718
Emulex Corp. (b) (c)	37	596
Euronet Worldwide Inc. (b) (c)	26	766
F5 Networks Inc. (c)	21	587
FormFactor Inc. (b) (c)	12	405
Global Payments Inc. (b)	9	441
Harmonic Inc. (c)	31	322
Informatica Corp. (b) (c)	42	764
ION Geophysical Corp. (b) (c)	35	557
JDA Software Group Inc. (b) (c)	27	552
Lawson Software Inc. (b) (c)	77	788

Manhattan Associates Inc. (c)	21	548
Micros Systems Inc. (c)	13	920
Microsemi Corp. (b) (c)	30	670
Nice Systems Ltd. - ADR (c)	20	689
Omniture Inc. (b) (c)	10	343
Orbotech Ltd. (c)	14	250
Polycom Inc. (b) (c)	23	630
Power Integrations Inc. (c)	17	582
Silicon Laboratories Inc. (c)	17	641
SiRF Technology Holdings Inc. (b) (c)	16	394
SRA International Inc. - Class A (c)	18	542
Syntel Inc. (b)	14	537
Tech Data Corp. (c)	16	607
Tessera Technologies Inc. (b) (c)	17	714
THQ Inc. (b) (c)	24	678
Trimble Navigation Ltd. (c)	20	616
ValueClick Inc. (b) (c)	28	614
Varian Semiconductor Equipment Associates Inc. (c)	21	767
		21,333

MATERIALS - 3.8%
Carpenter Technology Corp.	13	1,012
Eagle Materials Inc. (b)	15	543
Grief Inc.	11	712
Texas Industries Inc.	8	533
Zep Inc.	3	46
		2,846

TELECOMMUNICATION SERVICES - 1.9%
NeuStar Inc. - Class A (b) (c)	19	554
SBA Communications Corp. (b) (c)	18	593
Virgin Mobile USA Inc.	33	290
		1,437

UTILITIES - 0.7%
ITC Holdings Corp.	10	549
Total Common Stocks (cost $62,607)		71,560

SHORT TERM INVESTMENTS - 39.2%
Mutual Funds - 3.1%
JNL Money Market Fund, 4.58% (a) (h)	2,283	2,283

Securities Lending Collateral - 36.1%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	26,735	26,735

Total Short Term Investments (cost $29,018)		29,018

Total Investments - 135.8% (cost $91,625)		100,578

Other Assets and Liabilities, Net - (35.8%)		-26,516

Total Net Assets - 100%		$74,062

JNL/Capital Guardian Global Balanced Fund * (w)
COMMON STOCKS - 65.0%
CONSUMER DISCRETIONARY - 6.5%
Target Corp.	18	$915
Time Warner Inc.	61	1,009
Other Securities		10,995
		12,919

CONSUMER STAPLES - 4.5%
L’Oreal SA (b)	6	917
Nestle SA	2	1,047
SABMiller Plc	35	972
Other Securities		5,920
		8,856

ENERGY - 6.8%
Cameco Corp.	32	1,279
Canadian Natural Resources Ltd.	22	1,625
Royal Dutch Shell Plc - Class A	55	2,308
Schlumberger Ltd.	10	974
Other Securities		7,259
		13,445

FINANCIALS - 11.7%
Allianz AG	4	952
BNP Paribas (b)	8	912
ORIX Corp.	5	900
Sony Financial Holdings Inc.	-	191
Sumitomo Mitsui Financial Group Inc.	-	740
Other Securities		19,544
		23,239

HEALTH CARE - 5.2%
Genentech Inc. (c)	20	1,321
Roche Holding AG	8	1,391
Other Securities		7,540
		10,252

INDUSTRIALS - 6.3%
BAE Systems Plc	168	1,669
Orascom Construction Industries - ADR (e) (t)	4	892
Siemens AG (b)	9	1,353
Sumitomo Corp.	17	238
Other Securities		8,395
		12,547

INFORMATION TECHNOLOGY - 10.2%
Applied Materials Inc.	57	1,003
Cisco Systems Inc. (c)	49	1,329
Google Inc. - Class A (c)	2	1,106
Microsoft Corp.	31	1,104
Nintendo Co. Ltd.	2	1,174

SanDisk Corp. (b) (c)	27	889
Other Securities		13,663
		20,268

MATERIALS - 8.3%
Barrick Gold Corp.	65	2,712
Holcim Ltd.	8	879
Potash Corp. (c)	25	3,577
Rio Tinto Plc - ADR	17	1,810
Sumitomo Chemical Co. Ltd.	75	664
Other Securities		6,864
		16,506

TELECOMMUNICATION SERVICES - 4.8%
Bouygues (b)	14	1,142
Orascom Telecom Holding SAE - ADR (c)	5	422
SoftBank Corp.	89	1,825
Time Warner Telecom Inc. - Class A (c)	25	507
Other Securities		5,582
		9,478

UTILITIES - 0.7%
Veolia Environnement	12	1,087
Other Securities		326
		1,413

Total Common Stocks (cost $126,188)		128,923

PREFERRED STOCKS - 0.5%
FINANCIALS - 0.5%
Other Securities		907

INFORMATION TECHNOLOGY - 0.0%
Other Securities		-

Total Preferred Stocks (cost $940)		907

WARRANTS - 0.0%
Other Securities		-

Total Warrants (cost $0)		-

CORPORATE BONDS AND NOTES - 4.1%

CONSUMER DISCRETIONARY - 0.4%
Other Securities		778

ENERGY - 0.3%
Other Securities		666

FINANCIALS - 1.7%
Sumitomo Mitsui Banking Corp., 4.38%, 10/27/14 -- EUR	$200	287

Other Securities		3,110
		3,397

HEALTH CARE - 0.4%
Other Securities		728

INDUSTRIALS - 0.1%
General Electric Co., 5.00%, 02/01/13	200	203

INFORMATION TECHNOLOGY - 0.1%
Other Securities		190

MATERIALS - 0.1%
Other Securities		259

TELECOMMUNICATION SERVICES - 0.8%
Other Securities		1,579

UTILITIES - 0.2%
Veolia Environnement, 4.88%, 05/28/13 -- EUR	200	285
Other Securities		103
		388

Total Corporate Bonds and Notes (cost $8,376)		8,188

GOVERNMENT AND AGENCY OBLIGATIONS - 23.9%
GOVERNMENT SECURITIES - 20.9%
Sovereign – 13.2%
Bundesrepublic Deutschland, 4.50%, 07/04/09 -- EUR	750	1,102
Deutschland Republic, 5.25%, 01/04/11 -- EUR	500	755
France Government Bond, 4.75%, 04/25/35 -- EUR	600	888
Hungary Government Bond, 7.25%, 06/12/12 -- HUF	230,000	1,319
Japan Government Bond
1.50%, 09/20/14 -- JPY	255,000	2,331
2.30%, 12/20/35 -- JPY	50,000	443
Mexican Bonos, 10.00%, 12/05/24 -- MXN	20,000	2,130
Poland Government Bond
6.00%, 11/24/10 -- PLN	2,500	1,012
5.75%, 09/23/22 -- PLN	750	302
Queensland Treasury Corp., 6.00%, 10/14/15 -- AUD	1,250	1,040
Republic of Brazil, 10.25%, 01/10/28 -- BRL	2,000	1,086
Republic of Columbia
12.00%, 10/22/15 -- COP	500,000	276
7.38%, 09/18/37	575	640
Republic of Deutschland
3.75%, 07/04/13 -- EUR	500	716
4.25%, 07/04/14 -- EUR	1,200	1,757
Singapore Government Bond, 3.13%, 02/01/11 -- SGD	2,000	1,438
Spanish Government Bond, 4.40%, 01/31/15 -- EUR	750	1,102
Turkey Government Bond
14.00%, 01/19/11 -- TRY	500	429
10.00%, 02/15/12 -- TRY	400	383
United Kingdom Treasury Bond

4.00%, 09/07/16	1,350	2,591
4.25%, 03/07/36	300	590
Other Securities		3798
		26,128

U.S. Treasury Securities - 7.7%
U.S. Treasury Bond
7.50%, 11/15/16 (b)	2,300	2,887
4.50%, 02/15/36 (b)	750	753
U.S. Treasury Note
3.00%, 02/15/08 (b)	1,750	1,750
4.25%, 08/15/13 (b)	3,800	3,939
4.25%, 11/15/13 (b)	5,600	5,806
		15,135

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 3.0%
Federal National Mortgage Association - 3.0%
Federal National Mortgage Association
5.50%, 03/01/37	1,483	1,481
6.00%, 10/01/37	2,990	3,037
6.50%, 11/01/37	1,479	1,521
		6,039

Total Government and Agency Obligations (cost $47,259)		47,302

SHORT TERM INVESTMENTS - 19.1%
Mutual Funds - 4.7%
JNL Money Market Fund, 4.58% (a) (h)	9,315	9,315

Securities Lending Collateral - 13.6%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	26,887	26,887
Sovereign - 0.8%
Japan Government Bond, 0.90%, 12/22/08 -- JPY	165,000	1,482
Turkey Government Bond, 17.06%, 07/16/08 -- TRY	200	157
		1,639

Total Short Term Investments (cost $37,875)		37,841

Total Investments - 112.6% (cost $220,638)		223,161

Other Assets and Liabilities, Net - (12.6%)		-25,046

Total Net Assets - 100%		$198,115

JNL/Capital Guardian Global Diversified Research Fund
COMMON STOCKS - 94.0%
CONSUMER DISCRETIONARY - 11.4%
Best Buy Co. Inc. (b)	39	$2,048
Billabong International Ltd. (b)	108	1,402
Compagnie Financiere Richemont AG	17	1,149
Continental AG	14	1,822
Crown Ltd.	41	488

Daimler AG	39	3,753
Eniro AB	84	757
FUJIFILM Holdings Corp.	49	2,030
McDonald’s Corp.	40	2,374
Peugeot SA (b)	42	3,161
Publishing & Broadcasting Ltd.	41	151
Starwood Hotels & Resorts Worldwide Inc.	28	1,211
Suzuki Motor Co. Ltd. (c)	47	1,400
Target Corp.	37	1,860
Time Warner Inc.	129	2,135
Walt Disney Co.	25	807
		26,548

CONSUMER STAPLES - 5.7%
AEON Co. Ltd.	101	1,468
Koninklijke Ahold NV (c)	123	1,707
Pepsi Bottling Group Inc.	65	2,561
PepsiCo Inc.	22	1,632
SABMiller Plc	118	3,337
Unilever Plc	69	2,607
		13,312

ENERGY - 10.8%
Baker Hughes Inc.	25	2,028
Canadian Natural Resources Ltd.	20	1,456
ConocoPhillips	25	2,181
OAO Gazprom - ADR	62	3,521
Polski Koncern Naftowy ORLEN SA - ADR	32	1,383
Royal Dutch Shell Plc - Class A	104	4,390
Schlumberger Ltd.	29	2,892
Total SA	47	3,864
Weatherford International Ltd. (c)	48	3,313
		25,028

FINANCIALS - 16.2%
AFLAC Inc.	22	1,397
Allianz AG	4	951
American International Group Inc.	32	1,854
AXA SA (b)	35	1,400
Banco Bilbao Vizcaya Argentaria SA	100	2,445
BNP Paribas (b)	20	2,203
Capital One Financial Corp.	28	1,299
Goldman Sachs Group Inc.	16	3,441
HBOS Plc	100	1,469
Industrial & Commercial Bank of China (c)	2,541	1,804
ING Groep NV	43	1,690
JPMorgan Chase & Co.	44	1,938
Lehman Brothers Holdings Inc.	58	3,763
Marsh & McLennan Cos. Inc.	44	1,156
ORIX Corp.	17	2,858
Royal Bank of Scotland Group Plc	230	2,033
Sumitomo Mitsui Financial Group Inc.	-	1,584
Wachovia Corp.	39	1,464

Wells Fargo & Co.	42	1,265
XL Capital Ltd. - Class A (b)	34	1,731
		37,745

HEALTH CARE - 10.9%
AstraZeneca Plc (c)	60	2,563
Baxter International Inc.	37	2,154
Genentech Inc. (c)	30	2,019
Medtronic Inc.	37	1,840
Millennium Pharmaceuticals Inc. (c)	122	1,832
Novartis AG	66	3,637
Roche Holding AG	18	3,061
Sanofi-Aventis (b)	37	3,425
Sepracor Inc. (b) (c)	48	1,251
UnitedHealth Group Inc.	61	3,556
		25,338

INDUSTRIALS - 14.0%
BAE Systems Plc	251	2,490
Boeing Co.	21	1,802
Danaher Corp.	28	2,457
FedEx Corp.	19	1,712
Fluor Corp.	21	3,046
Illinois Tool Works Inc.	53	2,816
Mitsui & Co. Ltd.	66	1,378
Orascom Construction Industries - ADR (b)	9	1,806
Ryanair Holdings Plc - ADR (b) (c)	64	2,516
Schneider Electric SA (virt-x) (b)	17	2,282
Siemens AG	41	6,446
Toll Holdings Ltd.	133	1,328
United Technologies Corp.	22	1,676
Wienerberger AG	13	693
		32,448

INFORMATION TECHNOLOGY - 10.6%
Cisco Systems Inc. (c)	92	2,488
Elpida Memory Inc. (c)	69	2,363
Google Inc. - Class A (c)	3	2,213
High Tech Computer Corp. - ADR	30	2,223
HON HAI Precision Industry Co. Ltd. - ADR	250	3,100
Infosys Technologies Ltd. - ADR (b)	7	322
Microsoft Corp.	56	2,008
Nintendo Co. Ltd.	3	1,468
QUALCOMM Inc.	72	2,829
SAP AG	30	1,543
Seagate Technology Inc.	78	1,986
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	214	2,127
		24,670

MATERIALS - 7.5%
Air Liquide (b)	17	2,488
Barrick Gold Corp.	54	2,277
BHP Billiton Plc	102	3,139

CRH Plc	64	2,246
Holcim Ltd.	11	1,128
Potash Corp. (c)	16	2,355
Rio Tinto Plc - ADR	35	3,726
		17,359

TELECOMMUNICATION SERVICES - 5.2%
America Movil SA de CV - Class L - ADR	46	2,793
AT&T Inc.	69	2,859
Royal KPN NV	121	2,193
SoftBank Corp.	108	2,223
Telekomunikasi Indonesia Tbk PT (c)	1,955	2,071
		12,139

UTILITIES - 1.7%
Scottish & Southern Energy Plc	34	1,095
Veolia Environnement	32	2,914
		4,009

Total Common Stocks (cost $212,554)		218,596

PREFERRED STOCKS - 1.0%
FINANCIALS - 1.0%
Washington Mutual Inc., Convertible Preferred,
7.75%, 12/31/49	3	2,212

Total Preferred Stocks (cost $2,452)		2,212

SHORT TERM INVESTMENTS - 14.7%

Mutual Funds - 4.9%
JNL Money Market Fund, 4.58% (a) (h)	11,365	11,365

Securities Lending Collateral - 9.8%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	22,870	22,870

Total Short Term Investments (cost $34,235)		34,235

Total Investments - 109.7% (cost $249,241)		255,043

Other Assets and Liabilities, Net - (9.7%)		-22,450

Total Net Assets - 100%		$232,593

JNL/Capital Guardian International Small Cap Fund
COMMON STOCKS - 88.4%
CONSUMER DISCRETIONARY - 14.4%
Alexon Group Plc	58	$102
Banyan Tree Holdings Ltd.	168	237
Bloomsbury Publishing Plc	42	128

BMTC Group Inc. - Class A	4	97
Burani Designer Holding N.V.	10	107
Centaur Media Plc	50	93
Cheil Communications Inc.	1	333
DCM Japan Holdings Co. Ltd.	30	203
Debt Free Direct Group Plc	75	270
Dufry South America Ltd.	34	869
ElringKlinger AG	12	1,516
Exedy Corp.	22	754
First Juken Co. Ltd.	15	78
Forzani Group Ltd.	5	77
Future Plc	119	76
Gaming VC Holdings SA	35	64
GCAP Media Plc	72	173
Halfords Group Plc	31	185
Honeys Co. Ltd.	15	359
JB Hi-Fi Ltd.	29	395
Kingdom Hotel Investments - ADR	28	225
Le Chateu Inc.	19	277
Marisa SA	10	44
Nexity	5	238
Nishimatsuya Chain Co. Ltd.	16	171
Proto Corp.	18	522
Rodriguez Group	3	83
SAF-Holland SA	22	432
Sportech Plc	14	29
Taylor Nelson Sofres Plc	61	253
Tecmo Ltd.	26	299
UTV Media Plc	26	122
Wotif.com Holdings Ltd.	125	582
Xebio Co.. Ltd.	15	414
Zenrin Co. Ltd.	22	690
		10,497

CONSUMER STAPLES - 3.1%
Cloetta Fazer AB	-	5
Davide Campari-Milano SpA	99	943
Drogasil SA	50	406
Hellenic Duty Free Shops SA (c)	13	229
Marr SpA	7	71
Nippon Suisan Kaisha Ltd. (c)	15	75
Saskatchewan Wheat Pool	9	118
Tassal Group Ltd.	105	384
		2,231

ENERGY - 5.9%
Aker Drilling ASA	29	229
Calvalley Petroleum Inc. - Class A	21	132
CIC Energy Corp.	21	297
Dockwise Ltd.	98	405
First Calgary Petroleums Ltd.	20	57
Flex LNG Ltd.	20	166
Premier Oil Plc	18	458

Straits Asia Resources Ltd.	395	847
UEX Corp.	247	1,654
		4,245

FINANCIALS - 10.8%
Addenda Capital Inc.	5	116
Allco Commercial Real Estate Investment Trust	333	206
Ascendas India Trust	521	463
CapitaRetail China Trust	210	311
Direct Wonen NV	210	175
E-L Financial Corp. Ltd.	1	279
Espirito Santo Financial Group SA	12	418
Great Eagle Holdings Co. (c)	80	296
Interhyp AG	2	152
Iwai Securities Co. Ltd.	35	445
Kagawa Bank Ltd.	51	284
Korean Reinsurance Co.	44	610
Liontrust Asset Management Plc	34	229
Mah Sing Group Berhad	206	118
Midland Holdings Ltd.	532	830
Orco Property Group	4	453
Risa Partners Inc.	-	519
Saxon Financial Inc.	8	184
Shaftesbury Plc	13	125
Sparebanken Midt-Norge	29	385
Sparebanken Nord-Norge	9	218
Sumitomo Real Estate Sales Co. Ltd.	7	292
Sun Frontier Fudousan Co. Ltd.	-	443
Tokyo Tomin Bank Ltd.	13	377
		7,928

HEALTH CARE - 8.5%
As One Corp.	14	330
Genmab A/S	15	888
Kobayashi Pharmaceutical Co. Ltd. (c)	12	457
MANI Inc.	19	1,264
Nakanishi Inc.	13	1,630
Nestor Healthcare Group Plc	160	108
Omega Pharma SA	11	732
Pharmstandard OJSC - ADR	19	517
Theratechnologies Inc.	29	324
		6,250

INDUSTRIALS - 17.5%
Brunel International NV	30	712
Cosel Co. Ltd.	10	129
Credit Corp. Group Ltd.	15	64
Emeco Holdings Ltd.	245	228
Glory Ltd.	19	439
Grafton Group Plc (c)	17	133
Grupo Aeroportuario del Centro Norte Sab de CV - ADR	3	68
Hansen Transmissions International NV	72	413
Harmonic Drive Systems Inc.	-	132

Ihara Science Corp.	26	271
Iino Kaiun Kaisha Ltd.	7	61
Kaba Holding AG	1	232
Kintetsu World Express Inc.	12	426
Kokusai Co. Ltd.	22	271
Kumho Industrial Co. Ltd.	9	537
Kyokuto Kaihatsu Kogyo Co. Ltd.	15	112
Le Carbone Lorraine	2	110
Lindab International AB	17	385
Marazzi Group SpA	43	418
Mecachrome International Inc.	11	133
MISUMI Group Inc.	33	568
Miura Co. Ltd.	28	689
NovaCast AB - Class B	34	180
OPD Group PLC	19	70
OSG Corp.	30	329
Pfleiderer AG	35	722
Pronexus Inc.	49	444
Robert Walters Plc	61	185
Sagami Railway Co. Ltd.	62	216
Seco Tools AB - Class B	16	282
Seek Ltd.	196	1,361
Seoul Semiconductor Co.	8	202
Shima Seiki Manufacturing Ltd.	3	115
Simrad Optronics ASA	177	240
Spirax-Sarco Engineering Plc	17	301
Telegate AG	20	431
Titan Europe Plc	30	75
Tocalo Co. Ltd.	31	469
Trafficmaster Plc	82	67
Trancom Co. Ltd.	14	217
Uponor Oyj	8	196
Vitran Corp. Inc.	5	77
Yushin Precision Equipment Co. Ltd.	5	78
		12,788

INFORMATION TECHNOLOGY - 10.3%
Abacus Group Plc	74	92
Acal Plc	33	103
Amano Corp. (c)	16	189
Aveva Group Plc	7	138
Boewe Systec AG	6	245
COM DEV International Ltd.	94	345
CSR Plc (c)	50	602
Dialong Semiconductor Plc	90	237
Disco Corp.	2	105
Gmarket Inc.	23	572
Halma Plc	30	129
Icom Inc.	19	462
Lasertec Corp.	17	279
Micronics Japan Co. Ltd.	20	662
Morse Plc	63	85
Nippon Ceramic Co. Ltd.	17	211

Premier Farnell Plc	129	376
Pure Wafer Plc	35	57
Rotork Plc	17	323
Sandvine Corp.	19	76
Sandvine Corp. (c)	57	220
Sepura Ltd.	167	588
Software AG (c)	2	159
Sumco Techxiv Corp.	7	240
Temenos Group AG	11	275
Thomson Intermedia Plc	45	81
Tietoenator Oyj	14	309
Unisteel Technology Ltd.	60	70
Yamatake Corp.	7	189
Zetex Plc	92	87
		7,506

MATERIALS - 16.5%
Aricom Plc	1,018	1,540
Banro Corp. (c)	47	539
Delta Plc	92	207
Farallon Resources Ltd.	473	335
Ferrexpo Plc	17	79
Fronteer Development Group Inc.	51	512
Frontera Copper Corp.	116	717
Fuji Seal International Inc.	4	78
Gem Diamonds Ltd.	13	251
Gunns Ltd.	192	608
Labrador Iron Ore Royalty Trust	15	716
MagIndustries Corp. (c)	100	198
Mayr-Melnhof Karton AG	1	98
Minefinders Corp. Ltd.	33	372
Miramar Mining Corp.	33	206
M-Real OYJ - Class B	31	146
Namakwa Diamonds Ltd.	71	254
Nihon Parkerizing Co. Ltd.	21	279
Nikanor Plc (c)	76	941
Petaquilla Copper Ltd. (t)	363	1,380
Platmin Ltd.	40	383
Resin Systems Inc.	211	332
Steico AG	4	82
Stornoway Diamond Corp.	146	95
Sungshin Cement Co. Ltd.	32	542
TEAL Exploration & Mining Inc.	75	378
Western Goldfields Inc.	137	529
Whitemud Resources Inc.	28	309
		12,106

TELECOMMUNICATIONS - 0.3%
Spirent Communications Plc (c)	194	239

UTILITIES - 1.1%
Canadian Hydro Developers Inc.	50	326
Emp Distribuidora y Comercializadora Norta SA - ADR	7	156

Okinawa Electric Power Co. Inc.	8	348
		830

Total Common Stocks (cost $65,527)		64,620

RIGHTS - 0.0%
Kumho Industrial Co. Ltd. - Rights (f)	1	18

Total Rights (cost $0)		18

WARRANTS - 0.1%
Aricom Plc, Strike 0.80, 05/06/10	153	71

Total Warrants (cost $70)		71

SHORT TERM INVESTMENTS - 12.6%

Mutual Funds - 12.6%
JNL Money Market Fund, 4.58% (a) (h)	9,256	9,256

Total Short Term Investments (cost $9,256)		9,256

Total Investments - 101.1% (cost $74,853)		73,965

Other Assets and Liabilities, Net - (1.1%)		-794

Total Net Assets - 100%		$73,171

JNL/Capital Guardian U.S. Growth Equity Fund
COMMON STOCKS - 97.7%
CONSUMER DISCRETIONARY - 14.3%
Best Buy Co. Inc. (b)	47	$2,485
Coach Inc. (c)	13	400
Gannett Co. Inc.	11	441
Home Depot Inc.	17	453
Jarden Corp. (b) (c)	39	914
Las Vegas Sands Corp. (b) (c)	74	7,667
Lowe’s Cos. Inc.	190	4,291
Omnicom Group Inc.	17	827
Starbucks Corp. (c)	26	538
Target Corp.	123	6,150
Time Warner Cable Inc. - Class A (b) (c)	80	2,208
Time Warner Inc.	167	2,757
Urban Outfitters Inc. (b) (c)	77	2,107
Walt Disney Co. (b)	25	820
XM Satellite Radio Holdings Inc. - Class A (b) (c)	37	448
		32,506

CONSUMER STAPLES - 6.7%
Avon Products Inc.	33	1,316
Bare Escentuals Inc. (b) (c)	76	1,843
Coca-Cola Co.	12	730
Energizer Holdings Inc. (b) (c)	25	2,747

Estee Lauder Cos. Inc. (b)	22	938
PepsiCo Inc.	93	7,021
Walgreen Co.	17	632
		15,227

ENERGY - 4.7%
Baker Hughes Inc.	19	1,533
EOG Resources Inc. (b)	23	2,053
Schlumberger Ltd.	52	5,105
Weatherford International Ltd. (c)	28	1,914
		10,605

FINANCIALS - 6.5%
AFLAC Inc.	15	958
AMBAC Financial Group Inc. (b)	23	593
American Capital Strategies Ltd. (b)	10	330
American International Group Inc.	62	3,615
AmeriCredit Corp. (b) (c)	43	550
Capital One Financial Corp.	15	690
Goldman Sachs Group Inc. (b)	10	2,172
Hudson City Bancorp Inc.	16	236
JPMorgan Chase & Co.	14	602
Progressive Corp.	26	494
SLM Corp.	99	1,996
Wachovia Corp.	65	2,464
		14,700

HEALTH CARE - 19.2%
Allergan Inc.	60	3,842
Amylin Pharmaceuticals Inc. (b) (c)	13	495
AstraZeneca Plc - ADR (b) (c)	31	1,306
Baxter International Inc.	76	4,406
Cerner Corp. (b) (c)	70	3,937
DaVita Inc. (c)	14	760
Forest Laboratories Inc. (c)	41	1,498
Genentech Inc. (c)	100	6,727
ImClone Systems Inc. (b) (c)	96	4,107
Medtronic Inc.	88	4,429
Millennium Pharmaceuticals Inc. (b) (c)	262	3,931
Sepracor Inc. (b) (c)	108	2,846
Teva Pharmaceutical Industries Ltd. - ADR (b)	30	1,389
UnitedHealth Group Inc.	68	3,958
		43,631

INDUSTRIALS - 10.9%
Boeing Co.	16	1,364
Danaher Corp. (b)	37	3,273
FedEx Corp. (b)	12	1,079
Fluor Corp.	23	3,395
General Electric Co.	123	4,560
Illinois Tool Works Inc. (b)	92	4,899
Monster Worldwide Inc. (c)	17	550
Southwest Airlines Co. (b)	103	1,259

United Parcel Service Inc. - Class B	51	3,593
United Technologies Corp.	11	842
		24,814

INFORMATION TECHNOLOGY - 33.2%
Affiliated Computer Services Inc. - Class A (b) (c)	34	1,542
Agilent Technologies Inc. (c)	44	1,598
Altera Corp.	169	3,263
Apple Inc. (c)	5	971
Brocade Communications Systems Inc. (c)	550	4,040
Ciena Corp. (b) (c)	47	1,610
Cisco Systems Inc. (c)	235	6,364
Corning Inc.	68	1,622
Dell Inc. (c)	10	233
eBay Inc. (c)	204	6,774
Flextronics International Ltd. (c)	64	769
Google Inc. - Class A (c)	16	11,064
Jabil Circuit Inc. (b)	125	1,912
KLA-Tencor Corp.	45	2,153
Linear Technology Corp. (b)	22	700
Microsoft Corp.	161	5,717
Oracle Corp. (c)	36	808
Paychex Inc.	88	3,180
Polycom Inc. (c)	57	1,572
QUALCOMM Inc.	134	5,281
SanDisk Corp. (b) (c)	22	740
SAP AG - ADR (b) (c)	15	766
Seagate Technology Inc.	33	831
Silicon Laboratories Inc. (c)	25	943
VeriFone Holdings Inc. (b) (c)	166	3,869
Xilinx Inc. (b)	19	422
Yahoo! Inc. (c)	282	6,562
		75,306

MATERIALS - 0.5%
Cleveland-Cliffs Inc.	5	464
Monsanto Co.	7	771
		1,235

TELECOMMUNICATION SERVICES - 1.3%
American Tower Corp. (c)	25	1,056
Time Warner Telecom Inc. - Class A (c)	88	1,790
		2,846

UTILITIES - 0.4%
Allegheny Energy Inc. (c)	15	935
Total Common Stocks (cost $221,673)		221,805

PREFERRED STOCKS - 0.4%
FINANCIALS - 0.4%
Sallie Mae Corp. Convertible Preferred, 7.25%, 12/15/10	1	666
Washington Mutual Inc., Convertible Preferred,
7.75%, 12/31/49	-	265

Total Preferred Stocks (cost $937)		931

SHORT TERM INVESTMENTS - 25.0%
Mutual Funds - 2.6%
JNL Money Market Fund, 4.58% (a) (h)	6,005	6,005

Securities Lending Collateral - 22.4%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	50,711	50,711

Total Short Term Investments (cost $56,716)		56,716

Total Investments - 123.1% (cost $279,326)		279,452

Other Assets and Liabilities, Net - (23.1%)		-52,530

Total Net Assets - 100%		$226,922

JNL/Credit Suisse Global Natural Resources Fund
COMMON STOCKS - 95.2%
CONSUMER STAPLES - 0.9%
Symrise AG (c)	123	$3,467

ENERGY - 26.2%
Acergy SA (b)	100	2,233
BP Plc	1,025	12,548
C.A.T. Oil AG (c)	86	1,892
Cameco Corp.	104	4,170
Canadian Natural Resources Ltd.	60	4,412
Canoro Resources Ltd. (c)	82	145
DET Norske Oljeselskap (b) (c)	800	1,485
Devon Energy Corp.	44	3,912
Exxon Mobil Corp.	100	9,369
Hess Corp.	42	4,236
KazMunaiGas Exploration Production - ADR	260	8,060
Nexen Inc.	134	4,358
OAO Gazprom - ADR	74	4,196
OPTI Canada Inc. (c)	161	2,708
Petroleo Brasileiro SA - ADR	20	2,305
ProSafe SE (b)	125	2,167
Royal Dutch Shell Plc - Class B	70	2,912
SBM Offshore NV	52	1,642
Sevan Marine ASA (c)	491	7,411
Southwestern Energy Co. (c)	36	2,006
Statoil ASA	119	3,704
Suncor Energy Inc.	37	4,024
Total SA	100	8,309
Urals Energy Public Co. Ltd. (c)	77	310
Uranium One Inc. (c)	375	3,355
		101,869

INDUSTRIALS - 0.9%
Aker Kvaerner ASA (b)	125	3,327

MATERIALS - 67.2%
Air Products & Chemicals Inc.	45	4,438
Alcoa Inc.	215	7,858
Alumina Ltd.	1,000	5,536
Anglo American Plc	165	10,116
ArcelorMittal (c)	236	18,353
ArcelorMittal South Africa Ltd.	200	3,995
Banro Corp. (c)	73	846
Barrick Gold Corp.	205	8,620
Bayer AG	100	9,142
BHP Billiton Plc	1,070	32,929
First Quantum Minerals Ltd.	90	7,758
Franco-Nevada Corp. (b)	87	1,340
Freeport-McMoRan Copper & Gold Inc.	90	9,220
Goldcorp Inc.	298	10,206
Impala Platinum Holdings Ltd.	150	5,207
International Paper Co.	520	16,838
JFE Holdings Inc.	144	7,221
Kinross Gold Corp.	280	5,192
MagIndustries Corp. (c)	720	1,423
Metorex Ltd. (b) (c)	790	2,526
Mondi Plc	800	6,768
Newmont Mining Corp.	95	4,639
Nippon Steel Corp. (b), TBA (g)	1,843	11,279
Praxair Inc.	54	4,790
Rio Tinto Plc - ADR	219	23,179
Shin-Etsu Chemical Co. Ltd.	58	3,637
Smurfit Kappa Group Plc	160	2,632
Stora Enso Oyj - Class R	200	2,994
Svenska Cellulosa AB	340	6,023
TEAL Exploration & Mining Inc.	130	658
Teck Cominco Ltd. (b)	144	5,169
Umicore	28	6,835
UPM-Kymmene Oyj	225	4,546
Xstrata Plc	130	9,187
		261,100

Total Common Stocks (cost $345,708)		369,763

SHORT TERM INVESTMENTS - 8.1%
Mutual Funds - 4.6%
JNL Money Market Fund, 4.58% (a) (h)	18,010	18,010

Securities Lending Collateral - 3.5%
Mellon GSL Delaware Business Trust Collateral Fund,
	4.98% (h)	13,660

Total Short Term Investments (cost $31,670)		31,670

Total Investments - 103.3% (cost $377,378)		401,433

Other Assets and Liabilities, Net - (3.3%)		-12,752

Total Net Assets - 100%		$388,681

JNL/Credit Suisse Long/Short Fund
COMMON STOCKS - 115.3%
CONSUMER DISCRETIONARY - 9.3%
Amazon.com Inc. (c)	1	$83
American Greetings Corp.	6	128
Apollo Group Inc. - Class A (c)	1	36
Autoliv Inc.	3	179
Best Buy Co. Inc.	4	226
Big Lots Inc. (c)	7	112
BorgWarner Inc.	2	97
Brunswick Corp.	7	114
Comcast Corp. - Class A (c)	2	33
Darden Restaurants Inc.	2	58
DirecTV Group Inc. (c)	17	386
Expedia Inc. (c)	5	155
Family Dollar Stores Inc.	3	58
Gannett Co. Inc.	2	86
Harman International Industries Inc.	3	184
Hasbro Inc.	12	315
InterActiveCorp (c)	10	277
Johnson Controls Inc.	10	371
Mattel Inc.	15	288
McDonald’s Corp.	2	94
NetFlix Inc. (c)	6	146
News Corp. Inc. - Class A	18	371
Nike Inc. - Class B	2	96
RadioShack Corp.	15	256
Regal Entertainment Group - Class A	20	356
Sherwin-Williams Co.	4	232
Staples Inc.	4	97
Thor Industries Inc.	7	274
Tiffany & Co.	1	37
Time Warner Inc.	20	329
Walt Disney Co. (n)	15	468
Whirlpool Corp.	5	416
		6,358

CONSUMER STAPLES - 11.2%
Altria Group Inc. (n)	10	763
Bare Escentuals Inc. (c)	2	45
Clorox Co.	5	313
Coca-Cola Co.	9	552
Coca-Cola Enterprises Inc.	2	60
Colgate-Palmolive Co.	7	538
Constellation Brands Inc. - Class A (c)	12	288

CVS Caremark Corp.	10	398
Energizer Holdings Inc. (c)	1	67
General Mills Inc.	2	120
Kellogg Co.	4	231
Kraft Foods Inc. - Class A	1	29
Kroger Co.	12	331
Loews Corp. - Carolina Group	3	256
Molson Coors Brewing Co.	3	165
Pepsi Bottling Group Inc.	8	308
PepsiCo Inc.	5	364
Procter & Gamble Co. (n)	14	1,021
Safeway Inc.	12	397
Sara Lee Corp.	13	214
SYSCO Corp.	11	353
UST Inc.	6	345
Wal-Mart Stores Inc.	11	523
		7,681

ENERGY - 16.1%
Apache Corp.	4	473
Chevron Corp. (n)	14	1,279
ConocoPhillips (n)	6	521
Devon Energy Corp.	5	471
ENSCO International Inc.	8	495
Exxon Mobil Corp. (n)	30	2,783
Halliburton Co.	11	417
Hess Corp.	4	403
Marathon Oil Corp. (n)	10	621
Murphy Oil Corp.	5	433
National Oilwell Varco Inc. (c)	6	441
Noble Corp.	8	452
Occidental Petroleum Corp. (n)	9	654
Schlumberger Ltd.	3	325
Tesoro Corp.	6	300
Transocean Inc.	4	521
Valero Energy Corp.	7	497
		11,086

FINANCIALS - 18.2%
ACE Ltd.	7	420
AFLAC Inc.	7	407
AMBAC Financial Group Inc.	1	28
American Express Co.	1	73
American International Group Inc. (n)	13	758
Ameriprise Financial Inc.	3	182
Aon Corp.	4	167
Assurant Inc.	4	294
Bank of America Corp.	13	553
Bank of New York Mellon Corp.	11	546
Bear Stearns Cos. Inc.	2	177
Capital One Financial Corp.	4	189
Charles Schwab Corp.	17	442
Citigroup Inc. (n)	15	442

Endurance Specialty Holdings Ltd.	7	284
Federated Investors Inc. - Class B	8	317
First Marblehead Corp.	3	46
Franklin Resources Inc.	3	378
Genworth Financial Inc. - Class A	2	48
GLG Partners Inc.	10	132
Goldman Sachs Group Inc.	3	581
Hudson City Bancorp Inc.	3	47
JPMorgan Chase & Co. (n)	20	873
Lincoln National Corp.	2	116
Loews Corp.	10	483
MBIA Inc.	10	188
Merrill Lynch & Co. Inc. (n)	5	290
Morgan Stanley (n)	11	563
Northern Trust Corp.	5	368
NYMEX Holdings Inc.	2	294
Prudential Financial Inc.	6	586
Safeco Corp.	5	301
State Street Corp.	6	479
T. Rowe Price Group Inc.	1	36
Torchmark Corp.	4	218
Travelers Cos. Inc.	1	70
Unum Group	12	295
Wachovia Corp.	2	72
Washington Mutual Inc.	1	14
Wells Fargo & Co. (n)	15	447
XL Capital Ltd. - Class A	6	297
		12,501

HEALTH CARE - 15.0%
Abbott Laboratories	3	180
Aetna Inc. (n)	10	577
Amgen Inc. (c) (n)	5	241
Applera Corp. - Applied Biosystems Group	6	200
Baxter International Inc.	10	557
Becton Dickinson & Co. (n)	2	142
Biogen Idec Inc. (c)	2	85
Bristol-Myers Squibb Co. (n)	24	623
Celgene Corp. (c)	-	18
Coventry Health Care Inc. (c)	7	433
Eli Lilly & Co.	7	379
Express Scripts Inc. (c)	-	29
Forest Laboratories Inc. (c)	11	394
Genzyme Corp. (c)	3	186
Gilead Sciences Inc. (c)	3	129
Humana Inc. (c)	5	369
IMS Health Inc.	13	290
Johnson & Johnson (n)	13	894
Kinetic Concepts Inc. (c)	5	252
McKesson Corp.	6	360
Medco Health Solutions Inc. (c)	1	71
Medtronic Inc.	2	121
Merck & Co. Inc.	7	378

Pfizer Inc. (n)	46	1,050
Schering-Plough Corp.	21	546
Sepracor Inc. (c)	8	207
Sierra Health Services Inc. (c)	1	22
St. Jude Medical Inc. (c)	1	33
UnitedHealth Group Inc. (n)	12	675
Waters Corp. (c)	4	300
Watson Pharmaceuticals Inc. (c)	12	334
WellPoint Inc. (c)	2	149
Wyeth	1	62
		10,286

INDUSTRIALS - 13.2%
3M Co.	7	599
Allied Waste Industries Inc. (c)	24	268
Boeing Co. (n)	7	630
Caterpillar Inc.	3	232
CSX Corp.	5	198
Cummins Inc.	4	497
Dover Corp.	1	51
Eaton Corp.	1	97
FedEx Corp. (n)	5	419
Fluor Corp.	-	58
General Electric Co. (n)	41	1,505
Honeywell International Inc.	8	486
ITT Corp.	2	99
Jacobs Engineering Group Inc. (c)	1	76
Kansas City Southern (c)	1	31
Kennametal Inc.	1	30
Lockheed Martin Corp.	2	221
Manitowoc Co. Inc.	7	327
Parker Hannifin Corp.	1	68
Raytheon Co.	8	486
Robert Half International Inc.	11	303
Rockwell Automation Inc.	7	469
Rockwell Collins Inc.	5	367
Steelcase Inc.	17	271
Thomas & Betts Corp. (c)	1	29
Tyco International Ltd.	12	468
Union Pacific Corp.	4	502
United Parcel Service Inc. - Class B	2	120
United Technologies Corp.	2	115
Wabtec Corp.	1	32
		9,054

INFORMATION TECHNOLOGY - 21.3%
Accenture Ltd.	11	386
Analog Devices Inc. (n)	11	333
Apple Inc. (c) (n)	4	852
Autodesk Inc. (c)	10	478
BMC Software Inc. (c)	10	364
Cisco Systems Inc. (c) (n)	41	1,099
Cognizant Technology Solutions Corp. (c)	10	339

Computer Sciences Corp. (c)	6	292
Corning Inc.	3	72
Dell Inc. (c) (n)	25	620
Electronic Data Systems Corp.	22	456
Google Inc. - Class A (c)	1	830
Hewlett-Packard Co. (n)	8	409
Intel Corp. (n)	42	1,112
International Business Machines Corp.	5	486
Juniper Networks Inc. (c)	2	53
Lexmark International Inc. (c)	8	279
Linear Technology Corp.	10	306
MEMC Electronic Materials Inc. (c)	5	460
Microsoft Corp. (n)	47	1,684
Network Appliance Inc. (c)	13	322
Novell Inc. (c)	10	67
Novellus Systems Inc. (c)	1	30
Nvidia Corp. (c)	9	306
Oracle Corp. (c) (n)	24	549
QLogic Corp. (c)	21	291
QUALCOMM Inc. (n)	17	657
SanDisk Corp. (c)	1	35
Seagate Technology Inc.	4	105
Teradata Corp.	6	153
Teradyne Inc. (c)	19	195
Texas Instruments Inc.	17	551
Western Digital Corp. (c)	4	124
Western Union Co.	15	352
		14,647

MATERIALS - 3.8%
Alcoa Inc.	1	32
Allegheny Technologies Inc.	1	121
Dow Chemical Co.	3	99
Freeport-McMoRan Copper & Gold Inc.	5	493
Hercules Inc.	16	312
International Flavors & Fragrances Inc.	4	197
International Paper Co.	13	434
Monsanto Co.	5	514
Nucor Corp.	2	130
United States Steel Corp.	2	290
		2,622

TELECOMMUNICATION SERVICES - 4.2%
AT&T Inc. (n)	34	1,401
CenturyTel Inc.	3	124
Qwest Communications International Inc. (c)	39	275
Sprint Nextel Corp.	8	103
Verizon Communications Inc. (n)	22	966
		2,869

UTILITIES - 3.2%
Constellation Energy Group Inc.	4	359
DTE Energy Co.	5	237

Edison International Inc. (n)	7	374
Exelon Corp.	-	34
FirstEnergy Corp.	5	383
PG&E Corp.	6	267
Public Service Enterprise Group Inc.	5	530
		2,184

Total Common Stocks (cost $78,040)		79,288

INVESTMENT FUNDS - 1.3%
SPDR Trust Series 1	6	892
Total Investment Funds (cost $899)		892

SHORT TERM INVESTMENTS - 2.4%
Mutual Funds - 2.4%
JNL Money Market Fund, 4.58% (a) (h)	1,660	1,660

Total Short Term Investments (cost $1,660)		1,660

Total Investments - 119.0% (cost $80,599)		81,840

Securities Sold Short, Net – (19.1%)		-13,148

Other Assets and Liabilities, Net - 0.1%		57

Total Net Assets - 100%		$68,749

Securities Sold Short
COMMON STOCKS - 19.1%
CONSUMER DISCRETIONARY - 2.7%
AutoNation Inc.	8	$119
Circuit City Stores Inc.	14	60
Clear Channel Outdoor Holdings Inc.	3	69
Fortune Brands Inc.	1	51
H&R Block Inc.	8	156
Idearc Inc.	11	193
KB Home	2	35
Lamar Advertising Co.	5	245
Las Vegas Sands Corp.	0	41
Liberty Global Inc. - Class A	2	90
Marriott International Inc. - Class A	4	126
MGM Mirage Inc.	1	76
Nordstrom Inc.	2	73
Orient-Express Hotels Ltd.	1	35
Pulte Homes Inc.	5	47
R.H. Donnelley Corp.	2	62
Saks Inc.	6	116
Service Corp. International	8	108
Wyndham Worldwide Corp.	9	211
		1,913

CONSUMER STAPLES - 1.0%
Archer-Daniels-Midland Co.	6	265

Brown-Forman Corp. - Class B	3	185
Dean Foods Co.	1	34
Reynolds American Inc.	2	112
Tootsie Roll Industries Inc.	3	88
Whole Foods Market Inc.	2	65
		749

ENERGY - 2.6%
Cabot Oil & Gas Corp. - Class A	3	105
Cheniere Energy Inc.	7	242
Consol Energy Inc.	2	122
El Paso Corp.	7	128
Nabors Industries Ltd.	10	260
Peabody Energy Corp.	3	197
Quicksilver Resources Inc.	2	101
Range Resources Corp.	3	154
Spectra Energy Corp.	9	227
Weatherford International Ltd.	2	103
Williams Cos. Inc.	4	125
		1,764

FINANCIALS - 2.8%
Capitol Federal Financial	5	146
CME Group Inc.	0	69
Comerica Inc.	5	218
Fidelity National Financial Inc. - Class A	4	63
Fifth Third Bancorp	2	50
First Horizon National Corp.	2	27
FirstMerit Corp.	3	50
Forestar Real Estate Group Inc.	2	47
Freddie Mac	2	61
Guaranty Financial Group Inc.	2	32
Jefferies Group Inc.	2	39
M&T Bank Corp.	2	131
Moody’s Corp.	2	61
New York Community Bancorp Inc.	7	121
NYSE Euronext	1	61
Old Republic International Corp.	4	65
Sovereign Bancorp Inc.	21	243
TFS Financial Corp.	14	170
WESCO Financial Corp.	1	243
		1,897

HEALTH CARE - 2.0%
Amylin Pharmaceuticals Inc.	7	259
Boston Scientific Corp.	16	184
Covidien Ltd.	5	226
DaVita Inc.	2	90
Hospira Inc.	3	141
Laboratory Corp. of America Holdings	2	181
Mylan Inc.	14	201
Resmed Inc.	1	73
		1,355

INDUSTRIALS - 1.2%
Armstrong World Industries Inc.	4	168
Cintas Corp.	2	71
Corrections Corp. of America	1	32
Covanta Holding Corp.	1	33
Equifax Inc.	3	120
Owens Corning Inc.	11	218
Pitney Bowes Inc.	6	210
		852

INFORMATION TECHNOLOGY - 2.7%
Advanced Micro Devices Inc.	27	200
Agilent Technologies Inc.	1	33
Cypress Semiconductor Corp.	1	32
Imation Corp.	9	193
JDS Uniphase Corp.	7	92
LSI Logic Corp.	16	83
Marvell Technology Group Ltd.	17	238
Microchip Technology Inc.	1	28
Micron Technology Inc.	24	175
Motorola Inc.	7	111
Rambus Inc.	9	182
Unisys Corp.	51	243
VeriSign Inc.	6	215
		1,825

MATERIALS - 1.6%
Ecolab Inc.	3	174
Louisiana-Pacific Corp.	18	241
Newmont Mining Corp.	4	210
Temple-Inland Inc.	6	125
Weyerhaeuser Co.	4	330
		1,080

TELECOMMUNICATION SERVICES - 1.5%
Citizens Communications Co.	24	300
Crown Castle International Corp.	7	304
MetroPCS Communications Inc.	8	163
SBA Communications Corp.	8	278
		1,045

UTILITIES - 1.0%
NiSource Inc.	13	242
Southern Co.	4	136
TECO Energy Inc.	17	290
		668

Total Common Stocks Sold Short - 19.1% (proceeds $14,129)		$13,148

JNL/Eagle Core Equity Fund
COMMON STOCKS - 92.6%
CONSUMER DISCRETIONARY - 12.0%

Comcast Corp. - Class A (c)	138	$2,528
McDonald’s Corp.	46	2,736
Omnicom Group Inc.	54	2,573
Viacom Inc. - Class B (c)	41	1,823
		9,660
CONSUMER STAPLES - 7.6%
CVS Caremark Corp.	85	3,385
Kimberly-Clark Corp. (b)	23	1,591
Wal-Mart Stores Inc.	25	1,186
		6,162
ENERGY - 3.1%
BP Plc - ADR	34	2,521

FINANCIALS - 19.6%
American Express Co.	28	1,449
American International Group Inc.	55	3,230
Bank of America Corp.	69	2,864
Goldman Sachs Group Inc. (b)	10	2,066
Merrill Lynch & Co. Inc.	20	1,095
State Street Corp.	26	2,079
Wachovia Corp.	83	3,169
		15,952

HEALTH CARE - 16.0%
Covidien Ltd.	13	588
Genzyme Corp. (b) (c)	46	3,443
Johnson & Johnson	39	2,628
Pfizer Inc.	144	3,264
Wyeth	33	1,451
Zimmer Holdings Inc. (c)	24	1,617
		12,991

INDUSTRIALS - 16.8%
General Electric Co.	120	4,460
Tyco Electronics Ltd.	13	494
Tyco International Ltd.	38	1,517
United Parcel Service Inc. - Class B	22	1,537
United Technologies Corp.	43	3,312
Waste Management Inc.	72	2,367
		13,687

INFORMATION TECHNOLOGY - 13.8%
Applied Materials Inc.	90	1,592
Microsoft Corp.	122	4,355
Motorola Inc.	157	2,515
Oracle Corp. (c)	123	2,779
		11,241

TELECOMMUNICATION SERVICES - 3.8%
Sprint Nextel Corp.	237	3,106
Total Common Stocks (cost $73,301)		75,320

WARRANTS - 0.0%
Raytheon Co.	1	30
Total Warrants (cost $0)		30

SHORT TERM INVESTMENTS - 15.9%

Mutual Funds - 8.2%
JNL Money Market Fund, 4.58% (a) (h)	6,674	6,674

Securities Lending Collateral - 7.7%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	6,261	6,261

Total Short Term Investments (cost $12,935)		12,935

Total Investments - 108.6% (cost $86,236)		88,285

Other Assets and Liabilities, Net - (8.6%)		-6,977

Total Net Assets - 100%		$81,308

JNL/Eagle SmallCap Equity Fund
COMMON STOCKS - 96.4%
CONSUMER DISCRETIONARY - 10.0%
American Public Education Inc.	20	$847
BJ’s Restaurants Inc. (b) (c)	116	1,882
Entravision Communications Corp. (b) (c)	256	2,004
Genesco Inc. (b) (c)	18	687
K12 Inc.	24	624
Red Robin Gourmet Burgers Inc. (b) (c)	43	1,367
U.S. Auto Parts Network Inc. (c)	92	742
Universal Electronics Inc. (b) (c)	190	6,368
Vail Resorts Inc. (b) (c)	33	1,749
Volcom Inc. (b) (c)	159	3,501
WMS Industries Inc. (b) (c)	89	3,271
		23,042

CONSUMER STAPLES - 0.8%
Physicians Formula Holdings Inc. (c)	149	1,775

ENERGY - 4.8%
Core Laboratories NV (c)	24	3,050
Lufkin Industries Inc.	98	5,601
W-H Energy Services Inc. (b) (c)	46	2,590
		11,241

FINANCIALS - 9.5%
American Safety Insurance Holdings Ltd. (c)	61	1,204
Boston Private Financial Holdings Inc. (b)	50	1,354
Cash America International Inc. (b)	197	6,367
FCStone Group Inc. (b) (c)	140	6,449
First Mercury Financial Corp. (c)	82	2,012
Greenhill & Co. Inc. (b)	18	1,229
Investment Technology Group Inc. (c)	74	3,513
		22,128

HEALTH CARE - 21.0%
American Medical Systems Holdings Inc. (b) (c)	306	4,418
Animal Health International Inc. (c)	166	2,046
Centene Corp. (c)	216	5,932
Cubist Pharmaceuticals Inc. (b) (c)	90	1,851
Cutera Inc. (b) (c)	149	2,334
Eclipsys Corp. (b) (c)	327	8,274
Hansen Medical Inc. (c)	50	1,511
Icon Plc - ADR (c)	65	4,003
Matria Healthcare Inc. (b) (c)	96	2,282
MWI Veterinary Supply Inc. (b) (c)	35	1,416
Myriad Genetics Inc. (b) (c)	49	2,276
Respironics Inc. (c)	63	4,099
SurModics Inc. (b) (c)	60	3,276
Thoratec Corp. (b) (c)	193	3,519
Vital Images Inc. (b) (c)	79	1,422
		48,659

INDUSTRIALS - 17.1%
Actuant Corp. - Class A (b)	71	2,416

Ameron International Corp. (b)	53	4,876
Bucyrus International Inc. - Class A (b)	51	5,100
CIRCOR International Inc.	35	1,603
Corrections Corp. of America (b) (c)	95	2,815
General Cable Corp. (b) (c)	50	3,662
Geo Group Inc. (b) (c)	167	4,688
Global Cash Access Inc. (b) (c)	324	1,966
RBC Bearings Inc. (b) (c)	32	1,381
School Specialty Inc. (b) (c)	85	2,954
Titan International Inc. (b)	126	3,939
Waste Connections Inc. (b) (c)	141	4,359
		39,759

INFORMATION TECHNOLOGY - 25.5%
ACI Worldwide Inc. (b) (c)	100	1,900
Advanced Energy Industries Inc. (b) (c)	135	1,765
Ansys Inc. (b) (c)	119	4,921
Avid Technology Inc. (b) (c)	69	1,965
CNET Networks Inc. (b) (c)	427	3,906
Coherent Inc. (c)	190	4,757
Compellent Technologies Inc. (b)	178	2,137
Dolby Laboratories Inc. - Class A (c)	89	4,431
Eagle Test Systems Inc. (b) (c)	143	1,824
EMS Technologies Inc. (c)	107	3,225
Factset Research Systems Inc. (b)	45	2,521
Giant Interactive Group Inc. - ADR (b)	104	1,348
Greenfield Online Inc. (c)	125	1,824
Interactive Intelligence Inc. (c)	59	1,552
Internet Capital Group Inc. (b) (c)	153	1,793
Ixia (b) (c)	195	1,853
Netezza Corp.	98	1,357
OYO Geospace Corp. (b) (c)	105	7,923
Quality Systems Inc. (b)	74	2,263
Switch & Data Facilities Co. (c)	118	1,887
The9 Ltd. - ADR (b) (c)	47	1,005
TIBCO Software Inc. (c)	360	2,907
		59,064

MATERIALS - 7.7%
Northwest Pipe Co. (c)	68	2,658
Quaker Chemical Corp.	64	1,415
Terra Industries Inc. (b) (c)	139	6,657
Texas Industries Inc. (b)	51	3,551
Zoltek Cos. Inc. (b) (c)	85	3,653
		17,934

Total Common Stocks (cost $197,337)		223,602

SHORT TERM INVESTMENTS - 42.5%
Mutual Funds - 5.2%
JNL Money Market Fund, 4.58% (a) (h)	12,074	12,074

Securities Lending Collateral - 37.3%

Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	86,408	86,408

Total Short Term Investments (cost $98,482)		98,482

Total Investments - 138.9% (cost $295,819)		322,084

Other Assets and Liabilities, Net - (38.9%)		-90,154

Total Net Assets - 100%		$231,930

JNL/Franklin Templeton Founding Strategy Fund

INVESTMENT FUNDS - 100.0%
JNL/Franklin Templeton Global Growth Fund (a)	26,674	$266,471
JNL/Franklin Templeton Income Fund (a)	25,482	268,324
JNL/Franklin Templeton Mutual Shares Fund (a)	26,511	265,640
Total Investment Funds (cost $829,312)		800,435

Total Investments - 100.0% (cost $829,312)		800,435

Other Assets and Liabilities, Net - 0.0%		-40

Total Net Assets - 100%		$800,395

JNL/Franklin Templeton Global Growth Fund
COMMON STOCKS - 97.0%
CONSUMER DISCRETIONARY - 20.0%
Accor SA (b)	-	$23
Bayerische Motoren Werke AG	60	3,715
British Sky Broadcasting Group Plc	10	123
Chico’s FAS Inc. (c)	275	2,483
Comcast Corp. - Class A (c)	30	548
Comcast Corp. - Special Class A (b) (c)	220	3,986
Compass Group Plc	65	399
Eastman Kodak Co. (b)	140	3,062
Expedia Inc. (b) (c)	45	1,423
FUJIFILM Holdings Corp.	15	628
Harley-Davidson Inc. (b)	60	2,803
Hyundai Motor Co. Ltd.	30	2,274
Interpublic Group of Cos. Inc. (b) (c)	175	1,419
Kingfisher Plc	750	2,174
Koninklijke Philips Electronics NV	85	3,669
Mediaset SpA	140	1,413
News Corp. Inc. - Class A	330	6,762
NOK Corp.	150	3,156
Pearson Plc	210	3,060
Peugeot SA (b)	16	1,213
Reed Elsevier NV (b)	225	4,490
Time Warner Inc.	400	6,604
Viacom Inc. - Class B (c)	70	3,074
Vivendi Universal SA (b)	120	5,506

		64,007

CONSUMER STAPLES - 1.2%
Nestle SA	1	528
Premier Foods Plc (c)	800	3,261
		3,789

ENERGY - 8.4%
BP Plc	450	5,509
El Paso Corp.	150	2,585
ENI SpA	110	4,029
OAO Gazprom - ADR	40	2,268
Royal Dutch Shell Plc - Class B	145	6,033
Total SA (b)	75	6,232
		26,656

FINANCIALS - 17.6%
Aiful Corp. (b)	70	1,230
American International Group Inc.	110	6,413
Aviva Plc	350	4,689
Cheung Kong Holdings Ltd.	12	219
Commerzbank AG	12	461
HSBC Holdings Plc (b)	200	3,359
ING Groep NV	120	4,693
Intesa Sanpaolo SpA	600	4,746
Kookmin Bank - ADR	40	2,933
Mega Financial Holdings Co. Ltd.	1,600	980
Mitsubishi UFJ Financial Group Inc.	300	2,829
Muenchener Rueckversicherungs AG (b)	7	1,361
Nomura Holdings Inc. (b)	60	1,005
Old Mutual Plc	900	3,003
Royal Bank of Scotland Group Plc	430	3,800
Shinsei Bank Ltd. (b)	75	272
Standard Life Plc	300	1,509
Sumitomo Mitsui Financial Group Inc.	-	2,886
Torchmark Corp. (b)	30	1,816
UBS AG	80	3,703
UniCredito Italiano SpA (b)	500	4,152
		56,059

HEALTH CARE - 12.5%
Amgen Inc. (c)	130	6,037
Boston Scientific Corp. (c)	330	3,839
Covidien Ltd.	90	3,986
GlaxoSmithKline Plc	240	6,110
Novartis AG	85	4,662
Pfizer Inc.	260	5,910
Quest Diagnostics Inc. (b)	60	3,174
Sanofi-Aventis (b)	67	6,169
		39,887

INDUSTRIALS - 13.5%
Deutsche Post AG	140	4,812

Ebara Corp. (b)	500	1,698
FedEx Corp.	45	4,013
General Electric Co.	200	7,414
Pitney Bowes Inc.	60	2,282
Rolls-Royce Group Plc (c)	75	816
Siemens AG (b)	50	7,958
Tyco Electronics Ltd.	110	4,084
Tyco International Ltd.	125	4,956
United Parcel Service Inc. - Class B	70	4,950
		42,983

INFORMATION TECHNOLOGY - 15.2%
Accenture Ltd.	190	6,846
Electronic Data Systems Corp.	220	4,561
Hitachi Ltd.	200	1,485
Infineon Technologies AG (c)	330	3,894
Microsoft Corp.	240	8,544
Oracle Corp. (c)	330	7,451
Samsung Electronics Co. Ltd. - ADR (e) (u)	20	5,855
Seagate Technology Inc.	225	5,738
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	400	3,984
		48,358

MATERIALS - 1.1%
International Paper Co.	10	324
Stora Enso Oyj - Class R	15	224
Svenska Cellulosa AB	100	1,772
UPM-Kymmene Oyj	60	1,212
		3,532

TELECOMMUNICATION SERVICES - 7.5%
France Telecom SA (b)	90	3,240
Singapore Telecommunications Ltd.	1,500	4,127
SK Telecom Co. Ltd. - ADR (b)	40	1,193
Sprint Nextel Corp.	450	5,909
Telekom Austria AG	150	4,173
Vodafone Group Plc	1,400	5,234
		23,876

Total Common Stocks (cost $318,964)		309,147

SHORT TERM INVESTMENTS - 19.0%
Federal Home Loan Bank - 1.9%
Federal Home Loan Bank, 4.30%, 01/02/08	6,198	6,197

Mutual Funds - 0.0%
JNL Money Market Fund, 4.58% (a) (h)	51	51

Securities Lending Collateral - 17.1%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	54,429	54,429

Total Short Term Investments (cost $60,677)		60,677

Total Investments - 116.0% (cost $379,641)		369,824

Other Assets and Liabilities, Net - (16.0%)		-51,071

Total Net Assets - 100%		$318,753

JNL/Franklin Templeton Income Fund * (w)
COMMON STOCKS - 26.3%
CONSUMER DISCRETIONARY - 0.8%
KB Home (b)	55	$1,188
Other Securities		2,694
		3,882

ENERGY - 4.1%
Chevron Corp.	50	4,667
ConocoPhillips	50	4,415
Chesapeake Energy Corp. (b)	23	883
Halliburton Co.	100	3,791
TransCanada Corp. (b)	100	4,108
Other Securities		4,550
		22,414

FINANCIALS - 5.0%
Bank of America Corp.	200	8,252
HSBC Holdings Plc	225	3,771
iStar Financial Inc. (b)	85	2,209
JPMorgan Chase & Co.	80	3,492
Wachovia Corp.	100	3,803
Washington Mutual Inc.	100	1,361
Wells Fargo & Co.	150	4,529
Other Securities		276
		27,693

HEALTH CARE - 3.6%
Johnson & Johnson	120	8,004
Pfizer Inc.	475	10,797
Other Securities		1,098
		19,899

INDUSTRIALS - 1.1%
3M Co.	50	4,216
Other Securities		1,768
		5,984

INFORMATION TECHNOLOGY - 1.1%
Maxim Integrated Products Inc.	200	5,296
Other Securities		963
		6,259

MATERIALS - 1.0%
Dow Chemical Co.	100	3,942
Other Securities		1,682

		5,624

TELECOMMUNICATION SERVICES - 2.6%
AT&T Inc.	240	9,974
Other Securities		4,162
		14,136

UTILITIES - 7.0%
Consolidated Edison Inc. (b)	100	4,885
Duke Energy Corp.	250	5,043
PG&E Corp.	125	5,386
Other Securities		23,247
		38,561

Total Common Stocks (cost $145,823)		144,452

PREFERRED STOCKS - 9.5%
FINANCIALS - 8.1%
Fannie Mae
6.75% (callable at 25 beginning 09/30/10) (b)	100	2,375
7.63%, Series R (callable at 25 beginning 11/21/12)	200	5,105
8.25% (callable at 25 beginning 12/31/10)	197	5,073
Freddie Mac,
8.38%, Series Z (callable at 25 beginning 12/31/12)	221	5,774
Lehman Brothers Holdings Inc., Convertible Preferred
8.01%, 09/02/08 (e) (u)	40	2,285
7.50%, 12/03/08 (e) (u)	60	3,142
Morgan Stanley, Convertible Preferred
7.30%, 01/24/08 (e) (u)	30	727
7.00%, 05/30/08 (e) (u)	80	1,675
5.26%, 01/21/09 (e) (u)	100	6,666
Washington Mutual Inc., Convertible Preferred,
7.75%, 12/31/49	4	3,540
Other Securities		7,943
		44,305

HEALTH CARE - 0.7%
Schering-Plough Corp., Convertible Preferred,
6.00%, 08/13/10	15	3,642

MATERIALS - 0.1%
Other Securities		493

UTILITIES - 0.6%
Other Securities		3,447
Total Preferred Stocks (cost $55,494)		51,887

CORPORATE BONDS AND NOTES - 51.4%
CONSUMER DISCRETIONARY - 10.6%
Bausch & Lomb Inc.
Term Loan 8.14%, 04/26/15 (i)	$1,200	1,193
9.88%, 11/01/15 (e) (u)	3,700	3,756
CanWest Media Inc., 8.00%, 09/15/12	5,000	4,719

CCH I Holdings LLC
13.50%, 01/15/14 (b) (k)	6,000	4,298
11.75%, 05/15/14 (b) (k)	7,000	4,428
CCH I LLC, 11.00%, 10/01/15	1,600	1,304
Charter Communications Holdings II LLC,
10.25%, 09/15/10	2,300	2,254
Dollar General Corp.
10.63%, 07/15/15 (b) (e) (u)	5,000	4,588
11.88%, 07/15/17 (b) (e) (u)	2,500	1,969
Ford Motor Co., 7.45%, 07/16/31 (b)	2,000	1,485
General Motors Corp., 8.38%, 07/15/33 (b)	1,200	966
KB Home
6.38%, 08/15/11	1,000	915
5.75%, 02/01/14	2,000	1,725
R.H. Donnelley Corp.
6.88%, 01/15/13 (b)	1,000	895
8.88%, 01/15/16 (b)	2,200	2,057
8.88%, 10/15/17 (e) (u)	2,300	2,128
US Investigations Services Inc. Term Loan,
8.24%, 04/01/15 (i)	4,000	3,765
Other Securities		16,093
		58,538

CONSUMER STAPLES - 0.8%
Other Securities		4,563

ENERGY - 8.2%
Chesapeake Energy Corp.
6.50%, 08/15/17 (b)	4,000	3,860
6.25%, 01/15/18 (b)	2,200	2,112
Texas Competitive Electric Holdings Co. LLC
Term Loan 8.62%, 10/24/14 (i)	3,500	3,437
10.25%, 11/01/15 (e) (u)	4,300	4,257
10.50%, 11/01/16 (e) (u)	4,000	3,950
Other Securities		27,363
		44,979

FINANCIALS - 10.1%
Ceridian Corp., 11.25%, 11/15/15 (e) (u)	6,500	6,029
Ford Motor Credit Co.
7.38%, 10/28/09	8,200	7,718
7.88%, 06/15/10	7,500	6,920
9.88%, 08/10/11	1,000	946
7.25%, 10/25/11	1,000	866
General Motors Acceptance Corp.
5.63%, 05/15/09	4,000	3,774
7.75%, 01/19/10	7,000	6,530
6.88%, 09/15/11	3,000	2,566
6.88%, 08/28/12	1,200	1,006
Star Financial Inc., 5.74%, 10/01/12 (i)	4,500	3,983
Lehman Brothers Holdings Inc., 6.20%, 09/26/14	4,200	4,278
Washington Mutual Inc.
4.00%, 01/15/09	2,000	1,883

9.75%, (callable at 100 beginning 12/15/17) (e) (p) (u)	1,500	1,200
Other Securities		7,969
		55,668

HEALTH CARE - 5.9%
DaVita Inc.
6.63%, 03/15/13 (b)	4,300	4,279
7.25%, 03/15/15	2,500	2,506
HCA Inc.
6.50%, 02/15/16	5,000	4,225
9.25%, 11/15/16	400	419
Tenet Healthcare Corp.
6.38%, 12/01/11	7,000	6,370
9.25%, 02/01/15 (b) (k)	5,500	5,088
Other Securities		9,493
		32,380

INDUSTRIALS - 3.4%
Allied Waste North America Inc.
6.50%, 11/15/10	500	500
6.38%, 04/15/11	1,500	1,485
7.38%, 04/15/14 (b)	2,000	1,995
7.13%, 05/15/16	1,400	1,390
RBS Global & Rexnord Corp., 8.88%, 09/01/16	500	475
Terex Corp., 8.00%, 11/15/17 (b)	5,000	5,063
Other Securities		7,695
		18,603

INFORMATION TECHNOLOGY - 7.5%
CEVA Group Plc, 10.00%, 09/01/14 (e) (u)	5,000	5,138
First Data Corp.
Term Loan 7.96%, 10/01/14 (i)	4,000	3,798
9.88%, 09/24/15 (b) (e) (u)	5,200	4,836
Fiserv Inc., 6.13%, 11/20/12	5,500	5,598
Freescale Semiconductor Inc.
8.88%, 12/15/14	4,500	4,016
10.13%, 12/15/16 (b)	5,500	4,538
Sanmina-SCI Corp.
6.75%, 03/01/13 (b)	1,200	1,044
7.74%, 06/15/14 (e) (i) (u)	2,100	2,024
8.13%, 03/01/16 (b)	1,500	1,329
Seagate Technology Inc.
6.38%, 10/01/11	3,000	2,959
6.80%, 10/01/16	500	487
Other Securities		5,228
		40,995

MATERIALS - 1.2%
Other Securities		6,568

TELECOMMUNICATION SERVICES - 0.4%
Other Securities		2,338

UTILITIES - 3.3%
Dynegy Holdings Inc.
6.88%, 04/01/11	4,000	3,860
8.75%, 02/15/12 (b)	1,000	1,010
7.75%, 06/01/19	2,000	1,845
Energy Future Holdings Corp.
5.55%, 11/15/14	500	399
11.25%, 11/01/17 (e) (u)	8,100	8,181
Other Securities		2,868
		18,163
Total Corporate Bonds and Notes (cost $296,014)		282,795

GOVERNMENT AND AGENCY OBLIGATIONS – 5.9%
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 5.9%

Federal Home Loan Mortgage Corp. - 3.6%
Federal Home Loan Mortgage Corp.
5.50%, 05/01/37	9,769	9,748
5.50%, 06/01/37	9,907	9,887
		19,635

Federal National Mortgage Association - 2.3%
Federal National Mortgage Association
6.00%, 03/01/36	850	863
5.50%, 07/01/37	6,905	6,896
6.00%, 07/01/37	4,916	4,992
		12,751

Total Government and Agency Obligations (cost $31,661)		32,386

SHORT TERM INVESTMENTS – 19.4%

Federal Home Loan Bank – 6.4%
Federal Home Loan Bank, 4.30%, 01/02/08	35,172	35,169

Mutual Funds - 0.0%
JNL Money Market Fund, 4.58% (a) (h)	102	102

Securities Lending Collateral - 13.0%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	71,506	71,506

Total Short Term Investments (cost $106,777)		106,777

Total Investments - 112.5% (cost $635,769)		618,297

Other Assets and Liabilities, Net - (12.5%)		-68,468

Total Net Assets - 100%		$549,829

JNL/Franklin Templeton Mutual Shares Fund
COMMON STOCKS - 90.7%

CONSUMER DISCRETIONARY - 14.5%
ACE Aviation Holdings Inc. - Class A (c)	40	$1,145
Beazer Homes USA Inc.	28	204
Cablevision Systems Corp. - Class A (c)	36	876
Clear Channel Communications Inc.	34	1,181
Comcast Corp. - Special Class A (c)	298	5,405
Daimler AG	20	1,986
General Motors Corp. (n)	106	2,640
Goodyear Tire & Rubber Co. (c)	61	1,726
H&R Block Inc.	63	1,163
Harley-Davidson Inc.	23	1,077
Home Depot Inc.	126	3,396
Koninklijke Philips Electronics NV	65	2,791
Lear Corp. (c)	38	1,057
Liberty Media Corp. - Capital (c)	18	2,154
Mattel Inc.	150	2,865
News Corp. Inc. - Class A	316	6,477
Sears Holdings Corp. (c)	16	1,600
Sun-Times Media Group Inc. (c)	12	26
Time Warner Cable Inc. - Class A (c)	31	858
Time Warner Inc.	227	3,744
Viacom Inc. - Class B (c)	70	3,078
Virgin Media Inc.	133	2,288
WPP Group Plc	102	1,316
Wyndham Worldwide Corp.	27	631
		49,684

CONSUMER STAPLES - 19.3%
Altadis SA	49	3,591
Altria Group Inc.	76	5,745
British American Tobacco Plc	182	7,105
Brown-Forman Corp. - Class B	11	811
Cadbury Schweppes Plc	303	3,740
Carrefour SA	40	3,126
Coca-Cola Enterprises Inc.	120	3,121
CVS Caremark Corp.	100	3,983
General Mills Inc.	16	913
Groupe Danone	20	1,792
Imperial Tobacco Group Plc	104	5,605
Japan Tobacco Inc., TBA (g)	-	2,744
Kraft Foods Inc. - Class A	93	3,043
Kroger Co.	94	2,508
KT&G Corp.	32	2,681
Nestle SA	10	4,424
Pernod-Ricard SA	15	3,496
Reynolds American Inc.	66	4,337
Wal-Mart Stores Inc.	80	3,783
		66,548

ENERGY - 3.1%
BP Plc	132	1,615
Royal Dutch Shell Plc - Class A	88	3,708
SeaDrill Ltd. (c)	84	2,059

Total SA	22	1,847
Transocean Inc.	10	1,421
		10,650

FINANCIALS - 20.8%
Alexander’s Inc. (c)	5	1,661
Alleghany Corp. (c)	5	1,900
Allianz AG	9	2,010
American International Group Inc.	39	2,259
Banco Popular SpA (c)	59	1,297
Berkshire Hathaway Inc. - Class B (c)	3	12,607
Centennial Bank Holdings Inc. (c)	49	281
Cerberus Capital Management LP (c) (f) (s) (t)	1,950	1,640
Citigroup Inc.	72	2,116
Commerce Bancorp Inc.	48	1,833
Conseco Inc. (c)	67	842
Danske Bank A/S	73	2,871
Forestar Real Estate Group Inc.	19	453
Fortis	192	5,079
Guaranty Financial Group Inc.	19	307
Hartford Financial Services Group Inc.	9	799
Hudson City Bancorp Inc.	140	2,099
Intesa Sanpaolo SpA	301	2,385
Legg Mason Inc.	11	840
Link REIT	267	574
Mitsubishi UFJ Financial Group Inc.	77	730
Old Republic International Corp.	86	1,319
Prudential Financial Inc.	13	1,249
SLM Corp.	135	2,716
Societe Generale - Class A	14	2,010
Sovereign Bancorp Inc.	108	1,229
St. Joe Co.	15	520
Sumitomo Mitsui Financial Group Inc.	-	474
Swedbank AB	32	906
Travelers Cos. Inc.	20	1,056
U.S. Bancorp	194	6,160
UnionBanCal Corp.	14	700
Ventas Inc.	16	734
Wachovia Corp.	27	1,020
White Mountains Insurance Group Ltd.	11	5,553
Zurich Financial Services AG	5	1,517
		71,746

HEALTH CARE - 5.9%
Bristol-Myers Squibb Co.	55	1,451
Community Health Systems Inc. (c)	60	2,205
Covidien Ltd.	58	2,583
Hillenbrand Industries Inc.	22	1,199
MDS Inc.	31	599
Novartis AG	37	2,003
Pfizer Inc.	172	3,918
Quest Diagnostics Inc.	40	2,093
Sanofi-Aventis	19	1,787

Tenet Healthcare Corp. (c)	376	1,909
Valeant Pharmaceutical International (c)	53	636
Watson Pharmaceuticals Inc. (c)	-	5
		20,388

INDUSTRIALS - 7.9%
A P Moller - Maersk A/S	-	2,357
Deutsche Post AG	98	3,377
Federal Signal Corp.	44	499
GenCorp Inc. (c)	26	309
Keppel Corp. Ltd.	242	2,154
Northwest Airlines Corp. (c)	40	575
Orkla ASA	365	7,067
Owens Corning Inc. (c)	49	985
Siemens AG	31	4,898
TNT NV	21	881
Tyco Electronics Ltd.	74	2,738
Tyco International Ltd.	36	1,421
		27,261

INFORMATION TECHNOLOGY - 7.2%
Alliance Data Systems Corp. (c)	28	2,105
BEA Systems Inc. (c)	122	1,922
Dell Inc. (c)	167	4,091
Lexmark International Inc. (c)	26	913
LSI Logic Corp. (c)	346	1,837
Maxim Integrated Products Inc.	62	1,642
Microsoft Corp.	160	5,698
Motorola Inc.	281	4,499
NAVTEQ Corp. (c)	10	759
Telefonaktiebolaget LM Ericsson - ADR (c)	2	49
Telefonaktiebolaget LM Ericsson - Class B	538	1,263
		24,778

MATERIALS - 6.5%
Alcoa Inc.	53	1,938
Anglo American Plc	29	1,753
ArcelorMittal	33	2,596
Domtar Corp. (c)	181	1,394
International Paper Co.	139	4,493
Koninklijke DSM NV	15	717
Linde AG	18	2,429
MeadWestvaco Corp.	39	1,220
Mondi Ltd.	2	21
Mondi Plc	2	14
Temple-Inland Inc.	61	1,267
Weyerhaeuser Co.	61	4,514
		22,356

TELECOMMUNICATION SERVICES - 1.8%
Embarq Corp.	22	1,073
Royal KPN NV	48	875
Telefonica SA	61	1,978

Verizon Communications Inc.	55	2,391
		6,317

UTILITIES - 3.7%
Constellation Energy Group Inc.	50	5,104
E.ON AG	9	2,005
Energy East Corp.	52	1,410
Exelon Corp.	9	713
NorthWestern Corp.	7	201
RWE AG	19	2,672
Suez SA	8	553
		12,658

Total Common Stocks (cost $320,762)		312,386

PREFERRED STOCKS - 0.3%
CONSUMER DISCRETIONARY - 0.0%
Dana Holding Corp., 4.00%, Series B (s) (t)	1	91

FINANCIALS - 0.3%
Washington Mutual Inc., Convertible Preferred, 7.75%, 12/31/49	1	885

Total Preferred Stocks (cost $1,066)		976

OPTIONS - 0.2%
Dow Jones EURO STOXX 50 Put Option,
Strike Price $4088.73, Expiration 06/20/08	1,497	199
S&P 500 Index Put Option, Strike Price $1250,
Expiration 06/21/08	85	100
S&P 500 Index Put Option, Strike Price $1375,
Expiration 06/21/08	38	445
Total Options (cost $658)		744

OTHER EQUITY INTERESTS - 0.0%
INDUSTRIALS - 0.0%
Northwest Airlines Corp., Contingent Distribution (c) (v)	725	22

Total Other Equity Interests (cost $32)		22

CORPORATE BONDS AND NOTES - 0.8%
CONSUMER DISCRETIONARY - 0.3%
Dana Corp.,
6.50%, 03/01/09 (d)	$72	54
5.85%, 01/15/15 (d)	65	47
7.00%, 03/15/28 (d)	115	84
Tropicana Entertainment LLC, 9.63%, 12/15/14	1,130	718
Trump Entertainment Resorts Inc., 8.50%, 06/01/15	245	187
		1,090

ENERGY - 0.0%
Calpine Corp.
8.50%, 07/15/10 (d) (e) (u)	95	102
9.88%, 12/01/11 (d) (e) (u)	33	34

8.75%, 07/15/13 (d) (e) (u)	48	52
		188

FINANCIALS - 0.5%

Cerberus Capital Management LP,
12.00%, 07/31/14 (f) (s) (t)	1,950	1,640

Total Corporate Bonds and Notes (cost $3,302)		2,918

SHORT TERM INVESTMENTS - 8.1%

Federal Home Loan Bank - 7.2%
Federal Home Loan Bank
4.30%, 01/02/08	5,300	5,300
4.30%, 01/02/08	2,000	2,000
4.23%, 01/04/08	2,000	1,999
4.35%, 01/07/08	2,000	1,999
5.03%, 01/23/08	2,000	1,994
4.21%, 02/08/08	2,000	1,990
4.45%, 02/22/08 (n)	1,500	1,489
4.53%, 03/14/08	2,500	2,477
4.03%, 06/04/08	2,500	2,458
4.04%, 08/15/08	3,000	2,924
		24,630

Mutual Funds - 0.0%
JNL Money Market Fund, 4.58% (a) (h)	109	109

U.S. Treasury Securities - 0.9%
U.S. Treasury Bill
3.88%, 04/24/08	1,500	1,485
3.89%, 05/01/08	1,800	1,781
		3,266

Total Short Term Investments (cost $27,996)		28,005

Total Investments - 100.1% (cost $353,816)		345,051

Securities Sold Short, Net – (0.4%)		-1,392

Other Assets and Liabilities, Net – 0.3%		1,086

Total Net Assets - 100%		$344,745

Securities Sold Short
COMMON STOCKS – 0.4%
FINANCIALS - 0.4%
Toronto-Dominion Bank	20	1,392

Total Common Stocks Sold Short - 0.4% (proceeds $1,444)		$1,392

JNL/Franklin Templeton Small Cap Value Fund

COMMON STOCKS - 97.3%
CONSUMER DISCRETIONARY - 21.3%
Brown Shoe Co. Inc.	90	$1,365
Brunswick Corp. (b)	70	1,192
Christopher & Banks Corp. (b)	100	1,145
DR Horton Inc.	4	47
Ethan Allen Interiors Inc. (b)	50	1,425
Fred’s Inc. (b)	71	684
Gentex Corp. (b)	25	444
Group 1 Automotive Inc. (b)	45	1,069
Gymboree Corp. (c)	2	58
Hooker Furniture Corp. (b)	41	828
HOT Topic Inc. (b) (c)	3	15
La-Z-Boy Inc. (b)	130	1,031
M/I Homes Inc. (b)	80	840
MDC Holdings Inc.	35	1,300
Men’s Wearhouse Inc. (b)	7	192
Monaco Coach Corp. (b)	36	321
Pier 1 Imports Inc. (b) (c)	165	863
Regis Corp.	73	2,027
Russ Berrie & Co. Inc. (b) (c)	44	720
Superior Industries International Inc. (b)	5	96
Thor Industries Inc. (b)	30	1,148
Timberland Co. - Class A (b) (c)	1	24
Tuesday Morning Corp. (b)	140	710
Warnaco Group Inc. (c)	43	1,500
West Marine Inc. (b) (c)	38	340
Winnebago Industries Inc. (b)	60	1,261
Zale Corp. (b) (c)	50	803
		21,448

CONSUMER STAPLES - 1.5%
Casey’s General Stores Inc.	50	1,475

ENERGY - 7.7%
Atwood Oceanics Inc. (c)	5	541
Bristow Group Inc. (b) (c)	30	1,700
General Maritime Corp. (b)	8	196
Global Industries Ltd. (c)	4	94
Helix Energy Solutions Group Inc. (c)	30	1,245
Oil States International Inc. (b) (c)	20	686
Overseas Shipholding Group Inc.	13	930
Rowan Cos. Inc.	14	556
Teekay Corp. (b)	16	835
Tidewater Inc. (b)	1	28
Unit Corp. (c)	19	879
		7,690

FINANCIALS - 16.9%
American National Insurance Co.	5	606
Arbor Realty Trust Inc. (b)	10	153
Arthur J Gallagher & Co. (b)	15	370

Aspen Insurance Holdings Ltd.	83	2,394
Chemical Financial Corp. (b)	33	792
Corus Bankshares Inc. (b)	70	747
Erie Indemnity Co. - Class A	15	778
IPC Holdings Ltd.	45	1,290
Montpelier Re Holdings Ltd. (b)	107	1,820
Old Republic International Corp.	97	1,493
Peoples Bancorp Inc. (b)	2	58
PMI Group Inc. (b)	55	730
Protective Life Corp.	32	1,313
RLI Corp.	17	937
Security Capital Assurance Ltd.	125	489
StanCorp Financial Group Inc.	27	1,360
TrustCo Bank Corp. (b)	170	1,686
		17,016

HEALTH CARE - 2.3%
Hillenbrand Industries Inc.	18	1,003
STERIS Corp.	26	747
West Pharmaceutical Services Inc. (b)	13	536
		2,286

INDUSTRIALS - 24.3%
ABM Industries Inc. (b)	65	1,325
American Woodmark Corp. (b)	45	818
Apogee Enterprises Inc. (b)	61	1,035
Baldor Electric Co. (b)	-	3
Brady Corp. - Class A (b)	39	1,376
Briggs & Stratton Corp. (b)	16	372
Carlisle Cos. Inc.	33	1,222
CIRCOR International Inc. (b)	17	783
CNH Global NV	1	92
Dollar Thrifty Automotive Group Inc. (b) (c)	1	28
EMCOR Group Inc. (c)	2	50
Franklin Electric Co. Inc. (b)	30	1,148
Genesee & Wyoming Inc. - Class A (c)	60	1,450
Genlyte Group Inc. (b) (c)	7	657
Graco Inc. (b)	48	1,770
Kansas City Southern (b) (c)	4	148
Kennametal Inc.	39	1,492
Mine Safety Appliances Co. (b)	33	1,732
Mueller Industries Inc.	42	1,203
Nordson Corp. (b)	14	811
Powell Industries Inc. (b) (c)	13	564
Simpson Manufacturing Co. Inc. (b)	38	1,010
SkyWest Inc.	34	924
Teleflex Inc.	11	681
Trinity Industries Inc. (b)	8	217
Universal Forest Products Inc. (b)	63	1,856
Wabash National Corp. (b)	140	1,077
Watts Water Technologies Inc. (b)	18	539
		24,383
INFORMATION TECHNOLOGY - 4.6%

Avocent Corp. (b) (c)	43	1,012
Benchmark Electronics Inc. (b) (c)	75	1,330
Cohu Inc. (b)	34	522
Mettler Toledo International Inc. (c)	13	1,525
Omnivision Technologies Inc. (b) (c)	17	259
		4,648
MATERIALS - 17.2%
Airgas Inc.	21	1,105
AptarGroup Inc. (b)	23	945
Bemis Co. Inc.	4	101
Cabot Corp. (b)	35	1,167
Gerdau AmeriSteel Corp.	143	2,033
Gibraltar Industries Inc. (b)	125	1,928
Glatfelter	85	1,301
Mercer International Inc. (b) (c)	4	28
Reliance Steel & Aluminum Co.	34	1,821
RPM International Inc.	54	1,090
Steel Dynamics Inc.	71	4,200
Westlake Chemical Corp. (b)	80	1,519
		17,238

UTILITIES - 1.5%
Atmos Energy Corp.	3	73
Energen Corp.	14	899
Sierra Pacific Resources	29	498
		1,470

Total Common Stocks (cost $99,799)		97,654

SHORT TERM INVESTMENTS - 43.1%

Mutual Funds - 8.9%
JNL Money Market Fund, 4.58% (a) (h)	8,954	8,954

Securities Lending Collateral - 34.2%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	34,363	34,363

Total Short Term Investments (cost $43,317)		43,317

Total Investments - 140.4% (cost $143,116)		140,971

Other Assets and Liabilities, Net - (40.4%)		-40,559

Total Net Assets - 100%		$100,412

JNL/Goldman Sachs Core Plus Bond Fund * (w)
COMMON STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Other Securities		$5

CONSUMER STAPLES - 0.0%
Other Securities		1

INFORMATION TECHNOLOGY - 0.0%

Other Securities		-

MATERIALS - 0.0%

Other Securities		12

Total Common Stocks (cost $433)		18

PREFERRED STOCKS - 0.3%
FINANCIALS - 0.3%
Fannie Mae, 8.25% (callable at 25 beginning 12/31/10)	81	2,086
Other Securities		-

Total Preferred Stocks (cost $2,025)		2,086

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 30.2%
American Home Mortgage Investment Trust,
5.49%, 02/25/47 (i)	$4,433	4,222
Banc of America Commercial Mortgage Inc.
5.18%, 09/10/47 (i)	4,000	3,983
5.41%, 09/10/47	4,700	4,728
Banc of America Funding Corp.
5.83%, 06/01/36 (i)	2,946	2,960
5.23%, 06/20/47 (f) (i)	1,700	1,480
Banc of America Mortgage Securities, 4.80%, 09/25/35 (i)	1,824	1,811
Bank of America Funding Corp., 5.79%, 10/25/36	2,367	2,372
Bear Stearns Adjustable Rate Mortgage Trust
4.46%, 04/25/34 (i)	769	763
4.78%, 11/25/34 (i)	2,018	2,007
5.07%, 06/25/35 (i)	2,001	1,982
Bear Stearns Alt-A Trust, 6.27%, 09/25/47 (i)	3,831	3,824
Bear Stearns Commercial Mortgage Securities Inc.,
5.20%, 12/11/38	5,000	4,950
Bear Stearns Mortgage Funding Trust, 5.03%, 05/25/36 (i)	4,312	4,096
Chase Mortgage Finance Corp., 4.17%, 02/25/37	906	896
CIT Mortgage Loan Trust
5.86%, 05/25/09 (e) (i) (t)	2,454	2,417
6.12%, 01/25/10 (e) (i) (t)	700	667
6.32%, 09/25/24 (e) (i) (t)	1,280	1,165
Citigroup Mortgage Loan Trust Inc., 5.75%, 12/25/35 (i)	2,403	2,408
Countrywide Alternative Loan Trust
6.29%, 09/25/35 (i)	384	375
6.17%, 04/25/43 (i)	4,970	4,770
Countrywide Asset-Backed Certificates, 6.03%, 06/25/34 (i)	460	373
Countrywide Home Equity Loan Trust, 5.23%, 05/15/36 (i)	2,133	1,942
Countrywide Home Loan Mortgage Pass Through Trust
4.50%, 02/19/34 (i)	1,190	1,184
4.56%, 11/20/34 (i)	680	676
4.90%, 08/20/35 (i)	2,856	2,814
Credit Suisse Mortgage Capital Certificates

5.55%, 02/15/39 (i)	3,060	3,106
5.47%, 09/15/39	6,000	6,047
Deutsche Bank Alternate Loan Trust, 4.97%, 08/25/35 (i)	1,543	1,522
GMAC Mortgage Corp. Loan Trust, 7.00%, 09/25/37	1,264	1,249
Harborview Mortgage Loan Trust
5.29%, 06/20/35 (i)	1,696	1,632
5.75%, 12/19/35 (i)	1,478	1,445
5.22%, 01/19/36 (i)	1,749	1,670
6.03%, 08/19/36 (i)	3,383	3,372
5.16%, 12/31/49 (i)	1,448	1,358
Household Home Equity Loan Trust, 6.15%, 11/20/36 (i)	2,603	2,546
IndyMac Index Mortgage Loan Trust
5.18%, 06/25/34 (i)	740	707
6.31%, 03/25/35 (i)	1,358	1,312
5.38%, 08/25/35 (i)	1,098	1,092
5.44%, 09/25/35 (i)	1,368	1,341
5.08%, 05/25/46 (i)	1,588	1,501
JPMorgan Chase Commercial Mortgage Securities Corp.,
4.94%, 08/15/42	7,000	6,802
5.81%, 06/12/43	1,520	1,571
LB-UBS Commercial Mortgage Trust
6.65%, 11/15/27	6,000	6,339
5.32%, 09/15/39	5,000	5,017
5.42%, 02/15/40	1,000	1,004
Lehman Brothers Capital Trust VII,
5.86% (callable at 100 beginning 05/31/12) (p)	475	423
Lehman XS Trust
5.13%, 02/25/46 (i)	3,171	3,008
5.72%, 09/25/47 (f) (i)	1,977	1,902
Luminent Mortgage Trust
5.06%, 07/25/36 (i)	1,397	1,318
5.06%, 05/25/46 (i)	980	923
MASTR Adjustable Rate Mortgages Trust
6.83%, 10/25/34 (i)	477	481
7.03%, 12/25/34 (i)	186	187
4.85%, 01/25/36 (i)	1,530	1,520
5.99%, 12/25/46 (i)	5,015	4,715
MASTR Seasoned Securities Trust, 6.86%, 10/25/32 (i)	637	623
Merrill Lynch Mortgage Investors Inc., 5.00%, 09/25/35 (e) (t)	5	5
Merrill Lynch Mortgage Trust, 5.66%, 05/12/39 (i)	1,240	1,277
Morgan Stanley Capital I, 5.20%, 11/14/42 (i)	1,500	1,490
Morgan Stanley Mortgage Loan Trust
6.12%, 08/25/34 (i)	308	310
5.52%, 03/25/36 (i)	2,679	2,667
4.99%, 10/25/36 (i)	514	511
Residential Accredit Loans Inc.
6.55%, 10/25/37	4,976	4,926
5.79%, 01/25/46 (i)	1,777	1,709
Residential Funding Mortgage Securities I Inc.
4.90%, 08/25/35 (i)	1,183	1,178
5.19%, 09/25/35	1,587	1,575
5.21%, 09/25/35	2,205	2,190

SLM Student Loan Trust, 5.09%, 10/25/17 (i)	3,573	3,574
Structured Adjustable Rate Mortgage Trust
4.38%, 05/25/34	939	926
5.25%, 09/25/34	387	383
5.45%, 11/25/34	1,700	1,689
Structured Asset Mortgage Investments Inc.
7.51%, 08/25/35 (i)	231	233
6.29%, 11/25/37 (i)	4,984	4,855
Structured Asset Securities Corp., 4.53%, 09/25/33	1,000	995
Washington Mutual Alternative Mortgage Pass-Through
Certificates, 5.44%, 10/25/36 (i)	2,019	2,022
Washington Mutual Mortgage Backed Securities Trust,
5.06%, 12/25/35 (i)	3,361	3,345
Washington Mutual Mortgage Pass-Through Certificates
4.24%, 06/25/34	1,186	1,174
5.50%, 04/25/37 (i)	1,978	1,991
5.10%, 04/25/45 (i)	258	243
Wells Fargo Alternative Loan Trust, 6.61%, 12/28/37	4,687	4,683
Wells Fargo Mortgage Backed Securities Trust
4.54%, 02/25/35 (i)	3,744	3,718
5.04%, 04/25/35 (i)	4,546	4,330
5.24%, 04/25/36	974	972
Other Securities		7,908

Total Non-U.S. Government Agency Asset-Backed
Securities (cost $187,169)		185,477

CORPORATE BONDS AND NOTES – 14.3%
CONSUMER DISCRETIONARY - 2.3%
COX Communications Inc., 7.88%, 08/15/09	1,475	1,543
General Motors Corp.
8.25%, 07/15/23 (b)	440	350
8.38%, 07/15/33 (b)	20	16
News America Inc.
5.30%, 12/15/14	1,350	1,343
6.65%, 11/15/37 (e) (u)	425	438
Other Securities		9,701

CONSUMER STAPLES - 0.5%
Other Securities		2,970

ENERGY - 2.8%
El Paso Corp.
7.75%, 07/15/11 (e) (t)	1,290	1,324
7.88%, 06/15/12 (b)	325	338
7.80%, 08/01/31	33	32
7.75%, 01/15/32 (b)	515	523
Energy Transfer Partners LP, 5.95%, 02/01/15	1,850	1,815
Kerr-McGee Corp., 6.95%, 07/01/24	1,460	1,560
ONEOK Partners LP
6.65%, 10/01/36	1,225	1,239
6.85%, 10/15/37	375	389
Other Securities		10,271

FINANCIALS - 6.3%
Bank of America Corp.
5.42%, 03/15/17	1,300	1,256
5.75%, 12/01/17 (b)	225	226
Chubb Corp., 6.38%, 03/29/37 (b)	825	805
Citigroup Inc., 4.13%, 02/22/10	1,840	1,813
CNA Financial Corp., 7.25%, 11/15/23	1,500	1,541
Corp Andina de Fomento, 6.88%, 03/15/12	1,050	1,120
Credit Suisse USA Inc., 5.50%, 08/16/11	330	339
Ford Motor Credit Co.
5.80%, 01/12/09	2,500	2,373
7.88%, 06/15/10	1,375	1,269
10.24%, 06/15/11 (b) (i)	600	569
General Motors Acceptance Corp.
5.13%, 05/09/08 (b)	170	168
5.85%, 01/14/09	240	230
5.63%, 05/15/09	1,300	1,227
7.25%, 03/02/11	25	21
6.88%, 09/15/11	1,025	877
8.00%, 11/01/31	75	63
JPMorgan Chase & Co.
6.63%, 03/15/12	1,168	1,232
6.00%, 01/15/18	850	865
Lehman Brothers Holdings Inc.
4.50%, 07/26/10	400	396
5.25%, 02/06/12	500	495
5.38%, 10/17/12 -- EUR	550	765
6.20%, 09/26/14	1,175	1,197
Merrill Lynch & Co. Inc., 6.40%, 08/28/17	700	711
Morgan Stanley
5.75%, 08/31/12	675	689
5.95%, 12/28/17	825	824
Residential Capital LLC, 7.38%, 06/30/10 (k)	1,175	752
Royal Bank of Scotland Group Plc,
9.12% (callable at 100 beginning 03/31/10) (p)	1,025	1,096
6.99% (callable at 100 beginning 10/05/17) (e) (p) (u)	775	773
Wachovia Corp., 5.25%, 08/01/14	1,730	1,691
Wells Fargo & Co., 5.30%, 08/26/11	1,250	1,275
Other Securities		12,212
		38,870

HEALTH CARE - 0.1%
Other Securities		916

INDUSTRIALS - 0.4%
Tyco Electronics Group SA, 6.00%, 10/01/12 (e) (u)	450	461
Tyco International Group SA
6.13%, 11/01/08	1,125	1,135
6.00%, 11/15/13	590	606
Other Securities		364
		2,566

INFORMATION TECHNOLOGY - 0.4%
Other Securities		2,263

MATERIALS - 0.3%
Other Securities		1,590

TELECOMMUNICATION SERVICES - 0.8%
Nextel Communications Inc.
6.88%, 10/31/13	780	768
7.38%, 08/01/15	650	640
Sprint Capital Corp.
8.38%, 03/15/12	1,150	1,245
8.75%, 03/15/32	350	395
Sprint Nextel Corp., 6.00%, 12/01/16	20	19

Other Securities		1,996
		5,063

UTILITIES - 0.4%

Other Securities	2,385	2,414

Total Corporate Bonds and Notes (cost $89,805)		87,534

GOVERNMENT AND AGENCY OBLIGATIONS - 49.1%
GOVERNMENT SECURITIES - 12.5%
Municipals - 0.2%
Tennessee Valley Authority, 5.98%, 04/01/36	1,250	1,421

Sovereign - 3.0%
Federative Republic of Brazil - Credit Linked Note,
6.00%, 05/15/17 (e) (u)	9,761	10,298
Province of Quebec, Canada, 4.60%, 05/26/15	1,475	1,474
Region of Lombardy Italy, 5.80%, 10/25/32	750	806
Republic of Argentina
7.00%, 09/12/13	3,850	3,369
2.00%, 01/03/16 -- ARS	6,089	2,534
		18,481

U.S. Treasury Securities - 9.3%
U.S. Treasury Bond
8.88%, 08/15/17	130	179
6.75%, 08/15/26 (b) (j)	800	337
6.50%, 11/15/26 (b) (j)	2,000	835
6.13%, 11/15/27 (b)	100	121
4.50%, 02/15/36 (b)	1,000	1,005
4.75%, 02/15/37, TBA (b) (g)	4,435	4,642
5.00%, 05/15/37 (b)	900	981
U.S. Treasury Note
4.50%, 03/31/09 (b)	11,380	11,570
4.00%, 08/31/09 (b)	5,300	5,378
3.50%, 02/15/10 (b)	4,395	4,433
4.50%, 02/28/11 (b)	5,590	5,823

4.63%, 10/31/11 (b)	90	95
4.50%, 04/30/12 (b)	2,000	2,089
4.00%, 02/15/14 (b)	100	102
4.63%, 11/15/16 (b)	18,240	19,102
	56,692

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 36.6%
Federal Farm Credit Bank - 1.2%
Federal Farm Credit Bank, 4.88%, 12/16/15	7,100	7,346

Federal Home Loan Bank - 6.5%
Federal Home Loan Bank
5.10%, 09/19/08	500	503
5.00%, 03/14/14	16,000	16,780
4.88%, 06/13/14	20,000	20,749
5.50%, 07/15/36 (b)	2,000	2,190
		40,222

Federal Home Loan Mortgage Corp. - 5.5%
Federal Home Loan Mortgage Corp.
5.13%, 11/17/17 (b)	4,800	5,009
4.00%, 06/01/18	14,194	13,666
4.50%, 03/01/19	9,011	8,857
1156.50%, 06/15/21 (t)	-	-
0.00%, 08/15/35 (0.00% until LIBOR reaches 6.50%) (k) (t)	60	61
0.00%, 09/15/35 (0.00% until LIBOR reaches 7.00%) (k) (t)	516	535
6.06%, 01/01/37 (i)	2,323	2,362
0.00%, 04/15/37 (0.00% until LIBOR reaches 6.75%) (k) (t)	512	538
7.00%, 11/01/37	2,903	3,017
		34,045

Federal National Mortgage Association - 23.0%
Federal National Mortgage Association
6.63%, 09/15/09 (b)	620	651
4.75%, 11/19/12 (b)	1,000	1,035
5.00%, 01/01/18, TBA (g)	881	883
5.00%, 02/01/18, TBA (g)	760	762
5.00%, 02/01/18, TBA (g)	989	991
5.00%, 03/01/18, TBA (g)	1,153	1,155
5.00%, 04/01/18, TBA (g)	900	903
5.00%, 05/01/18, TBA (g)	890	892
5.00%, 06/01/18, TBA (g)	971	973
5.00%, 06/01/18, TBA (g)	1,117	1,120
5.00%, 06/01/18, TBA (g)	522	524
5.00%, 06/01/18, TBA (g)	1,104	1,107
5.00%, 06/01/18, TBA (g)	1,097	1,100
5.00%, 06/01/18, TBA (g)	933	936
5.00%, 06/01/18, TBA (g)	820	822
5.00%, 06/01/18, TBA (g)	1,018	1,020
5.00%, 06/01/18, TBA (g)	1,188	1,191
5.00%, 07/01/18, TBA (g)	845	847
5.00%, 09/01/18, TBA (g)	1,140	1,143
5.00%, 09/01/18, TBA (g)	742	744

5.00%, 10/01/18, TBA (g)	740	742
5.00%, 10/01/18, TBA (g)	1,010	1,012
5.00%, 10/01/18, TBA (g)	735	737
5.00%, 11/01/18, TBA (g)	832	834
5.00%, 11/01/18, TBA (g)	868	870
5.00%, 11/01/18, TBA (g)	1,006	1,009
5.00%, 11/01/18, TBA (g)	770	772
5.00%, 11/01/18, TBA (g)	1,206	1,209
5.00%, 12/01/18, TBA (g)	768	769
5.00%, 12/01/18, TBA (g)	778	780
5.00%, 12/01/18, TBA (g)	734	736
5.00%, 12/01/18, TBA (g)	742	744
5.00%, 01/01/19, TBA (g)	1,222	1,225
5.00%, 01/01/19, TBA (g)	819	821
5.00%, 02/01/19, TBA (g)	847	848
5.00%, 03/01/19, TBA (g)	743	744
5.00%, 03/01/19, TBA (g)	1,025	1,027
5.00%, 04/01/19, TBA (g)	795	796
5.00%, 04/01/19, TBA (g)	901	902
5.00%, 04/01/19, TBA (g)	741	742
5.00%, 04/01/19, TBA (g)	745	746
10.40%, 04/25/19	3	3
5.00%, 05/01/19, TBA (g)	904	906
6.00%, 09/01/19	1,968	2,014
6.00%, 12/01/20	2,472	2,530
6.50%, 02/01/26	4	4
8.00%, 08/01/29	2	2
8.00%, 04/01/30	7	8
8.00%, 07/01/30	16	17
8.00%, 08/01/30	5	5
8.00%, 10/01/30	72	77
8.00%, 01/01/31	34	36
8.00%, 01/01/31	22	23
8.00%, 02/01/31	6	6
6.00%, 07/01/32	16	16
7.00%, 07/01/32	24	25
0.00%, 05/25/35 (0.00% until LIBOR reaches 7.00%) (k) (t)	185	200
5.00%, 06/01/35	421	411
7.00%, 08/01/35	1,114	1,163
5.00%, 09/01/35	222	217
5.00%, 09/01/35	276	269
5.00%, 09/01/35	43	42
5.00%, 09/01/35	814	795
5.00%, 11/01/35	42	41
5.00%, 11/01/35	39	38
5.00%, 11/01/35	36	35
6.89%, 11/01/35 (i)	252	260
7.00%, 11/01/35	622	650
5.00%, 12/01/35	23	23
5.00%, 01/01/36	433	423
7.00%, 01/01/36, TBA (g)	17,000	17,680
5.00%, 02/01/36	5,488	5,358
5.00%, 05/01/36	14,324	13,971

7.25%, 05/01/36 (i)	1,505	1,531
7.39%, 05/01/36 (i)	1,493	1,521
7.31%, 07/01/36 (i)	1,484	1,511
7.38%, 08/01/36 (i)	1,562	1,591
7.25%, 09/01/36 (i)	1,553	1,587
0.00%, 09/25/36 (0.00% until LIBOR reaches 7.00%) (k) (t)	263	254
7.00%, 10/01/36	617	642
6.50%, 01/01/37, TBA (g)	15,000	15,417
7.00%, 03/01/37	438	455
7.00%, 04/01/37	26,400	27,463
7.00%, 05/01/37	85	89
7.50%, 11/01/37	4,926	5,155
		141,328

Sovereign - 0.4%
Farmer Mac Guaranteed Notes Trust, 5.13%, 04/19/17 (e) (u)	2,100	2,181
Total Government and Agency Obligations (cost $293,677)		301,716

SHORT TERM INVESTMENTS - 27.7%
Commercial Paper – 3.1%
Amstel Funding Corp., 5.78%, 01/16/08	2,740	2,733
Atlantic Asset Securitization LLC, 5.80%, 01/15/08	2,740	2,735
Chariot Funding LLC, 5.75%, 01/16/08	2,740	2,733
Clipper Receivables Co. LLC, 5.84%, 01/17/08	2,740	2,733
Falcon Asset Securitization Corp., 5.75%, 01/16/08	2,740	2,733
Galleon Capital LLC, 5.84%, 01/17/08	2,740	2,733
Three Pillars Funding LLC, 5.80%, 01/16/08	2,740	2,733
		19,133

Mutual Funds - 13.0%
JNL Money Market Fund, 4.58% (a) (h)	79,841	79,841

Securities Lending Collateral - 11.6%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	71,279	71,279

Total Short Term Investments (cost $170,253)		170,253

Total Investments - 121.6% (cost $743,362)		747,084

Other Assets and Liabilities, Net - (21.6%) (m) (o)		-132,880

Total Net Assets - 100%		$614,204

JNL/Goldman Sachs Mid Cap Value Fund
COMMON STOCKS - 97.8%
CONSUMER DISCRETIONARY - 9.1%
BorgWarner Inc.	15	$726
Boyd Gaming Corp.	15	504
Charter Communications Inc. - Class A (b) (c)	395	462
Fortune Brands Inc.	18	1,326
H&R Block Inc.	93	1,718

InterActiveCorp (c)	58	1,569
J.C. Penney Co. Inc.	34	1,496
Johnson Controls Inc.	77	2,775
KB Home	13	284
Mattel Inc.	55	1,044
Newell Rubbermaid Inc.	98	2,529
Ross Stores Inc.	25	643
Tenneco Inc. (c)	23	589
		15,665

CONSUMER STAPLES - 7.6%
Campbell Soup Co.	23	826
Clorox Co.	45	2,923
Coca-Cola Enterprises Inc. (b)	29	758
ConAgra Foods Inc.	67	1,589
General Mills Inc.	11	619
Loews Corp. - Carolina Group	8	723
Reynolds American Inc. (b)	10	645
Safeway Inc.	35	1,197
Smithfield Foods Inc. (c)	12	339
SUPERVALU Inc.	86	3,219
		12,838

ENERGY - 13.7%
Hess Corp.	80	8,067
Oil States International Inc. (c)	26	872
Range Resources Corp.	117	6,016
Smith International Inc.	9	692
W-H Energy Services Inc. (c)	23	1,286
Williams Cos. Inc.	175	6,247
		23,180

FINANCIALS - 21.5%
AMBAC Financial Group Inc. (b)	29	735
Apartment Investment & Management Co.	58	2,005
Assurant Inc.	24	1,613
Astoria Financial Corp.	35	825
Brandywine Realty Trust (b)	25	454
Camden Property Trust	10	482
CIT Group Inc.	39	942
Comerica Inc.	25	1,072
Commerce Bancshares Inc.	26	1,174
DCT Industrial Trust Inc.	84	785
Everest Re Group Ltd.	21	2,146
Genworth Financial Inc. - Class A	19	474
Highwoods Properties Inc. (b)	52	1,533
Hudson City Bancorp Inc.	87	1,299
KeyCorp	67	1,567
Lazard Ltd. - Class A (c)	13	516
Legg Mason Inc.	14	1,033
Liberty Property Trust	17	497
M&T Bank Corp.	29	2,360
Mack-Cali Realty Corp.	17	563

Northern Trust Corp.	35	2,683
PartnerRe Ltd.	20	1,628
Pennsylvania Real Estate Investment Trust (b)	46	1,367
Philadelphia Consolidated Holding Co. (c)	21	832
RenaissanceRe Holdings Ltd.	14	870
Torchmark Corp.	14	824
Unum Group	56	1,329
Vornado Realty Trust	18	1,579
Webster Financial Corp.	49	1,554
Willis Group Holdings Ltd.	11	425
WR Berkley Corp.	27	813
XL Capital Ltd. - Class A	10	522
		36,501

HEALTH CARE - 3.6%
Coventry Health Care Inc. (c)	8	487
Edwards Lifesciences Corp. (c)	31	1,416
Health Net Inc. (c)	9	432
IMS Health Inc.	62	1,435
Laboratory Corp. of America Holdings (c)	11	840
PerkinElmer Inc.	58	1,499
		6,109
INDUSTRIALS - 10.2%
Alliant Techsystems Inc. (b) (c)	8	932
Allied Waste Industries Inc. (b) (c)	175	1,927
Chicago Bridge & Iron Co. NV	8	512
Cooper Industries Ltd. - Class A	19	1,027
Eaton Corp.	18	1,761
JB Hunt Transport Services Inc. (b)	23	641
KBR Inc. (c)	26	1,007
Landstar System Inc.	42	1,784
Lennox International Inc.	32	1,316
Monster Worldwide Inc. (c)	19	601
Norfolk Southern Corp.	5	239
Parker Hannifin Corp.	28	2,129
Rockwell Collins Inc.	27	1,922
Ryder System Inc.	31	1,447
		17,245

INFORMATION TECHNOLOGY - 6.5%
Activision Inc. (c)	77	2,298
Amphenol Corp. - Class A (b)	70	3,258
Lexmark International Inc. (c)	31	1,064
Seagate Technology Inc.	64	1,642
Tessera Technologies Inc. (c)	41	1,714
Xerox Corp. (c)	61	988
		10,964

MATERIALS - 7.0%
Airgas Inc.	13	684
Albemarle Corp.	18	734
Celanese Corp. - Class A	33	1,416
Commercial Metals Co.	49	1,448

Cytec Industries Inc.	14	876
International Paper Co.	52	1,684
Nucor Corp.	34	2,003
Rockwood Holdings Inc. (c)	24	792
Rohm & Haas Co. (b)	15	811
Steel Dynamics Inc.	14	806
United States Steel Corp.	5	571
		11,825

TELECOMMUNICATION SERVICES - 3.3%
Cincinnati Bell Inc. (c)	168	799
Embarq Corp.	57	2,837
Qwest Communications International Inc. (b) (c)	286	2,006
		5,642

UTILITIES - 15.3%
American Electric Power Co. Inc.	34	1,592
CMS Energy Corp. (b)	31	545
Constellation Energy Group Inc.	6	586
DPL Inc. (b)	104	3,077
Edison International Inc.	53	2,852
Entergy Corp.	39	4,708
Equitable Resources Inc.	30	1,620
FirstEnergy Corp.	33	2,382
PG&E Corp.	55	2,378
PPL Corp.	87	4,546
SCANA Corp.	4	161
Wisconsin Energy Corp.	31	1,506
		25,953

Total Common Stocks (cost $166,131)		165,922

SHORT TERM INVESTMENTS - 13.4%

Mutual Funds - 6.3%
JNL Money Market Fund, 4.58% (a) (h)	10,621	10,621

Securities Lending Collateral - 7.1%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	12,069	12,069

Total Short Term Investments (cost $22,690)		22,690

Total Investments - 111.2% (cost $188,821)		188,612

Other Assets and Liabilities, Net - (11.2%)		-19,014

Total Net Assets - 100%		$169,598

JNL/Goldman Sachs Short Duration Bond Fund * (w)
PREFERRED STOCKS - 0.8%
FINANCIALS - 0.8%

ING Capital Funding Trust III,
8.44% (callable at 100 beginning 12/31/10) (p)	2,350	$2,489

Total Preferred Stocks (cost $2,529)		2,489

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 38.3%
American Home Mortgage Assets Trust
5.73%, 10/25/46 (i)	$2,551	2,423
5.76%, 10/25/46 (i)	2,623	2,517
Bear Stearns Adjustable Rate Mortgage Trust
4.46%, 04/25/34 (i)	484	480
5.07%, 06/25/35 (i)	1,125	1,115
5.75%, 07/25/36	791	782
Bear Stearns Alt-A Trust, 6.27%, 09/25/47 (i)	2,873	2,868
Bear Stearns Commercial Mortgage Securities Inc.,
5.20%, 12/11/38	3,000	2,970
Bear Stearns Mortgage Funding Trust
5.09%, 12/25/35 (i)	2,154	1,984
5.54%, 10/12/41	1,500	1,523
Capital One Multi-Asset Execution Trust, 4.95%, 09/15/12	6,700	6,773
Chase Issuance Trust, 4.96%, 09/17/12	4,000	4,065
Chase Mortgage Finance Corp., 4.60%, 02/25/37 (i)	889	881
CIT Mortgage Loan Trust
5.86%, 05/25/09 (e) (i) (t)	1,604	1,580
6.12%, 01/25/10 (e) (i) (t)	430	410
6.32%, 09/25/24 (e) (i) (t)	880	801
Countrywide Alternative Loan Trust
6.29%, 09/25/35 (i)	384	375
5.06%, 08/25/46 (i)	2,223	2,097
Countrywide Home Loan Mortgage Pass Through Trust
4.56%, 11/20/34 (i)	374	372
4.90%, 08/20/35 (i)	1,666	1,641
CS First Boston Mortgage Securities Corp.
6.53%, 06/15/34	3,500	3,679
7.29%, 09/15/41	4,474	4,609
Downey Savings & Loan Association Mortgage Loan Trust,
5.17%, 12/31/49 (i)	1,683	1,589
GMAC Mortgage Corp. Loan Trust
4.40%, 06/25/34 (i)	1,353	1,331
7.00%, 09/25/37	882	872
GreenPoint Mortgage Funding Trust, 5.05%, 09/25/46 (i)	2,989	2,824
Harborview Mortgage Loan Trust
5.75%, 12/19/35 (i)	739	722
6.03%, 08/19/36 (i)	2,030	2,023
5.15%, 11/19/36 (i)	2,289	2,165
5.16%, 12/19/37 (i)	2,056	1,928
5.12%, 08/21/46 (i)	2,966	2,802
5.16%, 12/31/49 (i)	2,476	2,323
Household Home Equity Loan Trust
5.18%, 03/20/36 (i)	2,927	2,658
6.15%, 11/20/36 (i)	1,736	1,697
IndyMac Index Mortgage Loan Trust
5.38%, 08/25/35 (i)	549	546

5.44%, 09/25/35 (i)	684	671
JPMorgan Chase Commercial Mortgage Securities Corp.
4.20%, 07/25/35 (i)	930	923
4.75%, 07/25/35 (i)	872	870
4.77%, 07/25/35 (i)	878	876
5.81%, 06/12/43	1,500	1,551
JPMorgan Mortgage Trust, 5.07%, 07/25/35	664	658
LB-UBS Commercial Mortgage Trust
5.35%, 11/15/38	3,000	3,001
5.42%, 02/15/40	1,500	1,507
Lehman XS Trust, 5.17%, 11/25/35 (i)	1,258	1,194
Merrill Lynch & Co. Inc., 5.67%, 06/25/37 (i)	2,802	2,742
Residential Accredit Loans Inc.
6.55%, 10/25/37	2,985	2,956
5.79%, 01/25/46 (i)	1,185	1,139
Residential Funding Mortgage Securities I Inc.
5.19%, 09/25/35	793	787
5.21%, 09/25/35	735	730
Structured Adjustable Rate Mortgage Loan Trust,
4.38%, 05/25/34	547	540
5.25%, 09/25/34	211	209
5.45%, 11/25/34	978	971
6.00%, 11/25/37 (f)	2,929	2,847
Structured Asset Mortgage Investments Inc.
6.29%, 11/25/37 (i)	2,990	2,913
Structured Asset Securities Corp., 4.53%, 09/25/33	1,000	995
Thornburg Mortgage Securities Trust, 4.99%, 07/25/11 (i)	2,549	2,475
Washington Mutual Alternative Mortgage Pass-Through Certificates
5.64%, 09/25/46 (i)	2,402	2,332
5.63%, 11/25/46 (f) (i)	2,637	2,545
Washington Mutual Mortgage Backed Securities Trust
5.71%, 09/25/46 (i)	793	770
5.75%, 09/25/46 (f) (i)	2,791	2,593
Washington Mutual Mortgage Pass-Through Certificates,
4.24%, 06/25/34	678	671
Washington Mutual MSC Mortgage Pass-Through
Certificates, 5.49%, 03/25/47 (i)	864	844
Wells Fargo Mortgage Backed Securities Trust
4.54%, 02/25/35 (i)	2,628	2,609
4.52%, 04/25/35 (i)	5,373	5,328
5.60%, 07/25/36 (i)	1,484	1,491
Other Securities		1,982

Total Non-U.S. Government Agency Asset-Backed Securities (cost $120,794)		119,145

CORPORATE BONDS AND NOTES - 19.9%
CONSUMER DISCRETIONARY - 0.6%
Time Warner Cable Inc., 5.40%, 07/02/12	425	426
Time Warner Inc., 6.75%, 04/15/11	750	781
Other Securities		744
		1,951

FINANCIALS - 17.1%
American General Finance Corp., 4.88%, 05/15/10	2,500	2,512
ANZ Capital Trust,
4.48% (callable at 100 beginning 01/15/10) (e) (p) (u)	2,000	1,968
AXA Financial Inc., 7.75%, 08/01/10	2,115	2,271
Barclays Bank Plc,
8.55% (callable at 100 beginning 06/15/11) (e) (p) (t)	1,500	1,580
BNP Paribas Capital Trust,
9.00% (callable at 100 beginning 10/27/10) (e) (p) (t)	1,572	1,682
Countrywide Home Loans Inc., 4.00%, 03/22/11	1,500	1,083
Genworth Financial Inc., 5.23%, 05/16/09	2,250	2,267
GreenPoint Bank, 9.25%, 10/01/10	1,175	1,262
Hartford Financial Services Group Inc., 5.66%, 11/16/08	4,500	4,544
HSBC Finance Corp.
6.38%, 08/01/10	2,500	2,569
5.70%, 06/01/11	925	930
Huntington National Bank, 4.65%, 06/30/09	1,280	1,286
iStar Financial Inc., 5.13%, 04/01/11	750	669
JPMorgan Chase & Co., 7.00%, 11/15/09	1,215	1,266
Lehman Brothers Holdings Inc., 5.75%, 07/18/11	3,000	3,022
Merrill Lynch & Co. Inc., 5.28%, 07/25/11 (i)	2,000	1,863
Morgan Stanley, 5.05%, 01/21/11	2,500	2,500
Popular North America Inc., 3.88%, 10/01/08	1,590	1,575
Royal Bank of Scotland Group Plc,
9.12% (callable at 100 beginning 03/31/10) (p)	2,150	2,298
Santander Central Hispano Issuances Ltd., 7.63%, 11/03/09	2,000	2,106
SB Treasury Co. LLC,
9.40% (callable at 100 beginning 06/30/08) (e) (p) (t)	2,000	2,039
Union Planters Corp., 7.75%, 03/01/11	1,500	1,588
Washington Mutual Inc., 8.25%, 04/01/10	1,250	1,194
Other Securities		9,250
		53,324

HEALTH CARE - 0.0%
Other Securities	125	128

INDUSTRIALS - 0.3%
Other Securities	1,000	1,003

INFORMATION TECHNOLOGY - 0.4%
Oracle Corp. and Ozark Holding Inc., 5.00%, 01/15/11	1,000	1,013

TELECOMMUNICATION SERVICES - 1.5%
Ameritech Capital Funding, 6.25%, 05/18/09	2,000	2,058
Sprint Capital Corp., 7.63%, 01/30/11	1,000	1,042
Verizon Global Funding Corp., 7.25%, 12/01/10	1,250	1,340
		4,440

Total Corporate Bonds and Notes (cost $61,948)		61,859

GOVERNMENT AND AGENCY OBLIGATIONS - 35.1%

GOVERNMENT SECURITIES - 1.5%

U.S. Treasury Securities - 1.5%
U.S. Treasury Bond
8.00%, 11/15/21 (b) (j)	6,500	3,431
4.50%, 02/15/36 (b)	400	402
5.00%, 05/15/37	700	763
		4,596

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 33.6%
Federal Farm Credit Bank - 1.4%
Federal Farm Credit Bank, 4.01%, 10/28/08 (o)	4,000	3,993

Federal Home Loan Bank - 2.9%
Federal Home Loan Bank
5.13%, 09/10/10	7,000	7,268
5.14%, 03/01/36 (i)	1,856	1,868
		9,136

Federal Home Loan Mortgage Corp. - 4.5%
Federal Home Loan Mortgage Corp.
4.00%, 03/01/14	65	65
4.00%, 03/01/14	216	215
4.00%, 03/01/14	62	62
4.00%, 03/01/14	52	52
4.00%, 04/01/14	29	28
4.00%, 04/01/14	52	51
4.50%, 04/01/18	73	72
5.00%, 06/01/18	782	784
4.50%, 11/01/18	108	106
4.50%, 05/01/19	153	151
4.50%, 04/01/20	356	350
4.50%, 08/01/20	238	234
3.53%, 09/01/33 (i)	544	542
3.80%, 09/01/33 (i)	101	101
4.46%, 10/01/34 (i)	194	194
4.33%, 11/01/34 (i)	133	131
4.37%, 11/01/34 (i)	374	372
4.39%, 11/01/34 (i)	117	116
4.48%, 11/01/34 (i)	176	174
4.37%, 01/01/35 (i)	223	222
4.41%, 01/01/35 (i)	861	855
4.50%, 02/01/35 (i)	276	273
4.44%, 02/01/35 (i)	232	230
4.44%, 02/01/35 (i)	109	108
4.44%, 02/01/35 (i)	221	218
4.34%, 02/01/35 (i)	260	257
4.36%, 02/01/35 (i)	170	168
4.42%, 02/01/35 (i)	404	401
4.67%, 06/01/35 (i)	1,901	1,911
5.18%, 09/01/35 (i)	1,775	1,783
4.82%, 11/01/35 (i)	1,609	1,606
0.00%, 03/15/37 (0.00% until LIBOR reaches 7.25%) (k) (t)	392	391

4.44%, 01/01/49 (i)	1,847	1,841
		14,064

Federal National Mortgage Association - 23.3%
Federal National Mortgage Association
4.00%, 02/01/14	37	37
4.00%, 03/01/14	52	51
4.00%, 03/01/14	45	44
4.00%, 03/01/14	55	55
4.00%, 03/01/14	60	59
4.00%, 04/01/14	39	39
5.50%, 01/01/17	212	215
5.50%, 01/01/17	137	139
5.50%, 01/01/17	94	95
5.50%, 03/01/18	142	144
4.50%, 04/01/18	2,444	2,405
4.50%, 04/01/18	31	30
4.50%, 05/01/18	309	304
4.50%, 05/01/18	203	200
5.00%, 05/01/18	778	780
4.50%, 06/01/18	450	443
4.50%, 06/01/18	223	220
4.50%, 06/01/18	261	257
4.50%, 06/01/18	191	188
4.50%, 07/01/18	22	21
4.50%, 07/01/18	496	488
4.50%, 07/01/18	262	258
4.50%, 07/01/18	173	170
4.50%, 08/01/18	137	135
4.50%, 08/01/18	22	22
4.50%, 08/01/18	158	155
4.50%, 09/01/18	264	260
4.50%, 09/01/18	565	556
4.50%, 10/01/18	199	196
4.50%, 10/01/18	545	536
5.50%, 12/01/18	736	747
4.50%, 01/01/19	3,440	3,385
5.50%, 01/01/19	1,577	1,602
5.50%, 05/01/19	804	816
5.50%, 10/01/19	886	899
4.61%, 03/01/33 (i)	16	16
4.51%, 06/01/33 (i)	1,974	1,999
4.67%, 06/01/33	179	180
4.57%, 07/01/33 (i)	129	128
3.68%, 09/01/33 (i)	16	16
4.01%, 12/01/33 (i)	16	16
4.31%, 12/01/33 (i)	2,266	2,281
4.40%, 04/01/34 (i)	55	54
4.77%, 10/01/34 (i)	68	68
4.19%, 11/01/34 (i)	2,294	2,315
4.57%, 11/01/34 (i)	477	474
4.65%, 11/01/34 (i)	25	26
4.53%, 12/01/34 (i)	246	244
4.32%, 01/01/35 (i)	92	92
4.47%, 01/01/35 (i)	289	287
4.49%, 01/01/35 (i)	296	293
4.51%, 01/01/35 (i)	310	307
4.30%, 02/01/35 (i)	170	169
4.43%, 02/01/35 (i)	689	684
0.00%, 02/15/35 (0.00% until LIBOR reaches 7.25%) (k) (t)	603	589
4.41%, 03/01/35 (i)	255	252
4.55%, 04/01/35 (i)	1,652	1,646
4.66%, 04/01/35 (i)	403	401
4.73%, 04/01/35 (i)	1,508	1,521
4.34%, 05/01/35 (i)	1,366	1,376
4.40%, 05/01/35 (i)	384	381
4.55%, 05/01/35 (i)	1,889	1,897
4.71%, 06/01/35 (i)	1,621	1,624
4.76%, 06/01/35 (i)	1,838	1,869
4.81%, 07/01/35 (i)	1,946	1,945
4.93%, 07/01/35 (i)	1,662	1,661
4.49%, 08/01/35 (i)	2,096	2,118
4.67%, 08/01/35 (i)	1,580	1,585
Interest Only, 2.70%, 08/25/35 (t)	48	16
4.80%, 11/01/35 (i)	1,814	1,828
4.85%, 11/01/35 (i)	1,609	1,607
4.71%, 02/01/36 (i)	2,091	2,083
5.26%, 02/01/36 (i)	2,483	2,519
5.08%, 03/01/36 (i)	1,792	1,798
5.17%, 03/01/36 (i)	1,562	1,579
0.00%, 04/25/36 (0.00% until LIBOR reaches 6.25%) (k) (t)	245	246
7.00%, 03/01/37	3,785	3,937
7.00%, 04/01/37	3,814	3,967
7.50%, 09/01/37	8,222	8,605
		72,650

Government National Mortgage Association - 1.5%
Government National Mortgage Association
7.00%, 12/15/17	3,981	4,138
5.50%, 07/15/20	599	607
		4,745

Total Government and Agency Obligations (cost $107,113)		109,184

SHORT TERM INVESTMENTS - 6.3%
Mutual Funds - 0.3%
JNL Money Market Fund, 4.58% (a) (h)	1,066	1,066

Repurchase Agreement - 4.8%
Repurchase Agreement with Credit Suisse First Boston,
4.25% (Collateralized by $3,680 Freddie Mac, 0.00%
Discount Note – 4.50%, due 01/24/08 – 01/20/11,
value $3,756 and by $5,565 Federal Home Loan
Mortgage Corp., 0.00% Discount Note, due
01/09/08 – 01/14/08 value $5,558 and $5,945
Federal National Mortgage Association,
3.66% - 5.00%, due 02/27/08 – 02/21/13, value
$6,093) acquired on 12/31/07, due 01/02/07 at $15,104	15,100	15,100

Securities Lending Collateral - 1.2%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	3,887	3,887

Total Short Term Investments (cost $20,053)		20,053

Total Investments - 100.4% (cost $312,437)		312,730

Other Assets and Liabilities, Net - (0.4%) (m)		-1,375

Total Net Assets - 100%		$311,355

JNL/JPMorgan International Value Fund
COMMON STOCKS - 97.7%
CONSUMER DISCRETIONARY - 8.0%
Compagnie Generale des Etablissements Michelin (b)	57	$6,485
Continental AG	53	6,894
Daimler AG	187	18,170
Folli - Follie SA	79	2,937
Honda Motor Co. Ltd. (b)	257	8,483
Renault SA (b)	66	9,350
Sodexho Alliance SA	90	5,541
		57,860

CONSUMER STAPLES - 6.0%
Henkel KGaA (b)	125	7,036
Imperial Tobacco Group Plc	164	8,862
Japan Tobacco Inc., TBA (g)	2	14,528
Kirin Brewery Co. Ltd. (b)	508	7,453
Premier Foods Plc (c)	1,416	5,769
		43,648

ENERGY - 12.6%
BP Plc	1,808	22,140
CGG Veritas (b) (c)	23	6,549
OMV AG	154	12,488
Royal Dutch Shell Plc - Class A (b)	638	26,828
Total SA (b)	287	23,861
		91,866

FINANCIALS - 34.8%
Allianz AG	77	16,764
Banco Popular SpA (c)	251	5,564
Banco Santander Central Hispano SA	1,247	26,958
Barclays Plc	1,199	12,025
Credit Suisse Group	287	17,273
Daiwa Securities Group Inc.	1,003	9,005
Fortis	404	10,634
Fukuoka Financial Group Inc.	995	5,811
Hana Financial Group Inc.	160	8,592
Henderson Land Development Co. Ltd.	468	4,346
HSBC Holdings Plc	1,600	26,821
ING Groep NV	286	11,168
Intesa Sanpaolo SpA	2,239	17,708
Legal & General Group Plc	3,162	8,220
Marfin Popular Bank Public Co. Ltd.	433	5,762
Mitsubishi UFJ Financial Group Inc.	1,826	17,218
Muenchener Rueckversicherungs AG (b)	59	11,447
National Bank of Greece SA	80	5,473
Societe Generale - Class A (b)	85	12,269
Sumitomo Mitsui Financial Group Inc.	1	11,019
Sun Hung Kai Properties Ltd.	427	8,969
		253,046

HEALTH CARE - 2.6%
Merck KGaA (b)	53	6,868
Sanofi-Aventis	129	11,905

		18,773

INDUSTRIALS - 10.7%
BAE Systems Plc	733	7,265
Daikin Industries Ltd.	142	7,915
Deutsche Lufthansa AG (b)	196	5,217
Mitsubishi Corp.	334	9,037
Nippon Sheet Glass Co. Ltd.	1,226	6,189
Orkla ASA	310	6,017
Ruukki Group Oyj	1,091	4,498
Siemens AG (b)	49	7,784
Skanska AB	408	7,697
TNT NV	135	5,570
West Japan Railway Co.	2	10,735
		77,924

INFORMATION TECHNOLOGY - 3.2%
Nokia Oyj - ADR	203	7,890
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	689	6,863
TDK Corp.	116	8,551
		23,304

MATERIALS - 6.9%
ArcelorMittal (c)	87	6,745
Bayer AG	115	10,499
Lafarge SA (b)	40	7,277
Lanxess AG	105	5,160
Makhteshim-Agan Industries Ltd. (c)	826	7,584
Sidenor Steel Production & Manufacturing Co. SA	368	5,469
Vedanta Resources Plc	183	7,468
		50,202

TELECOMMUNICATION SERVICES - 8.4%
Chunghwa Telecom Co. Ltd. - ADR	349	7,372
KDDI Corp.	1	5,490
Royal KPN NV	624	11,341
Singapore Telecommunications Ltd.	3,440	9,464
Vodafone Group Plc	7,334	27,417
		61,084

UTILITIES - 4.5%
Companhia Energetica de Minas Gerais - ADR	455	8,391
E.ON AG (b)	84	17,956
Suez SA (b)	91	6,207
		32,554

Total Common Stocks (cost $664,485)		710,261

SHORT TERM INVESTMENTS - 20.8%
Mutual Funds - 2.0%
JNL Money Market Fund, 4.58% (a) (h)	14,641	14,641

Securities Lending Collateral - 18.8%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	136,969	136,969

Total Short Term Investments (cost $151,610)		151,610

Total Investments - 118.5% (cost $816,095)		861,871

Other Assets and Liabilities, Net - (18.5%)		-134,327

Total Net Assets - 100%		$727,544

JNL/JPMorgan MidCap Growth Fund
COMMON STOCKS - 97.4%
CONSUMER DISCRETIONARY - 17.6%
AnnTaylor Stores Corp. (c)	53	$1,352
Apollo Group Inc. - Class A (c) (s) (t)	24	1,670
Barnes & Noble Inc. (b)	61	2,084
Best Buy Co. Inc. (b)	27	1,406
BorgWarner Inc.	43	2,091
Burger King Holdings Inc. (b)	86	2,455
DreamWorks Animation SKG Inc. (b) (c)	46	1,175
GameStop Corp. - Class A (b) (c)	34	2,093
Garmin Ltd. (b)	18	1,736
Gentex Corp. (b)	142	2,525
ITT Educational Services Inc. (b) (c)	12	1,015
J Crew Group Inc. (b) (c)	37	1,775
Morningstar Inc. (c)	13	995
Panera Bread Co. - Class A (b) (c)	42	1,487
Penske Auto Group Inc.	75	1,301
PetSmart Inc. (b)	68	1,591
Saks Inc. (b)	79	1,634
WABCO Holdings Inc.	46	2,309
Urban Outfitters Inc. (b) (c)	72	1,973
		32,667

CONSUMER STAPLES - 1.5%
Whole Foods Market Inc. (b)	30	1,211
WM Wrigley Jr. Co. (b)	26	1,546
		2,757

ENERGY - 11.3%
Cabot Oil & Gas Corp. - Class A	65	2,636
Cameron International Corp. (b) (c)	38	1,848
Exterran Holdings Inc. (b) (c)	22	1,767
Forest Oil Corp. (b) (c)	55	2,811
Helmerich & Payne Inc.	40	1,603
National Oilwell Varco Inc. (c)	19	1,396
Noble Corp.	28	1,599
Oceaneering International Inc. (b) (c)	29	1,919
SandRidge Energy Inc. (b)	29	1,047
Southwestern Energy Co. (c)	52	2,903

W-H Energy Services Inc. (c)	24	1,321
		20,850

FINANCIALS - 9.5%
Affiliated Managers Group Inc. (b) (c)	15	1,815
Apollo Global Management LLC (f)	73	1,596
Bovespa Holdings SA	-	7
Interactive Brokers Group Inc. (c)	65	2,101
Investment Technology Group Inc. (b) (c)	43	2,056
Lazard Ltd. - Class A (b) (c)	40	1,639
National Financial Partners Corp. (b)	36	1,628
Northern Trust Corp. (b)	17	1,291
Philadelphia Consolidated Holding Co. (c)	35	1,362
T. Rowe Price Group Inc. (b)	35	2,106
TD Ameritrade Holding Corp. (b) (c)	97	1,948
		17,549

HEALTH CARE - 14.3%
Allergan Inc.	27	1,734
Beckman Coulter Inc. (b)	17	1,245
Celgene Corp. (b) (c)	26	1,192
Cerner Corp. (b) (c)	33	1,844
Covance Inc. (b) (c)	25	2,157
Coventry Health Care Inc. (c)	24	1,428
DaVita Inc. (c)	36	2,012
DENTSPLY International Inc.	33	1,486
Hologic Inc. (b) (c)	35	2,396
Humana Inc. (b) (c)	19	1,423
Idexx Laboratories Inc. (b) (c)	32	1,888
Illumina Inc. (c)	15	894
Lincare Holdings Inc. (b) (c)	48	1,695
Shire Pharmaceuticals Plc - ADR (c)	32	2,234
VCA Antech Inc. (c)	62	2,729
		26,357

INDUSTRIALS - 16.2%
Bucyrus International Inc. - Class A	9	914
Corrections Corp. of America (c)	78	2,308
Cummins Inc.	12	1,541
First Solar Inc. (b) (c)	4	1,075
General Cable Corp. (b) (c)	38	2,814
JB Hunt Transport Services Inc. (b)	52	1,438
Kaydon Corp. (b)	27	1,449
McDermott International Inc. (c)	33	1,918
Pall Corp.	46	1,835
Precision Castparts Corp.	15	2,122
Quanta Services Inc. (b) (c)	37	979
Rockwell Collins Inc.	33	2,368
Roper Industries Inc. (b)	48	2,983
Shaw Group Inc. (c)	28	1,710
Stericycle Inc. (b) (c)	40	2,364
Waste Connections Inc. (b) (c)	69	2,123
		29,941

INFORMATION TECHNOLOGY - 21.0%
Amdocs Ltd. (c)	46	1,575
Amphenol Corp. - Class A	100	4,628
Ansys Inc. (c)	65	2,691
Autodesk Inc. (c)	39	1,941
Broadcom Corp. - Class A (b) (c)	43	1,116
DealerTrack Holdings Inc. (b) (c)	31	1,038
Dolby Laboratories Inc. - Class A (c)	31	1,561
FLIR Systems Inc. (b) (c)	53	1,665
Genpact Ltd. (b)	88	1,346
Harris Corp. (b)	32	2,012
KLA-Tencor Corp. (b)	30	1,440
MasterCard Inc. (b)	14	3,099
MEMC Electronic Materials Inc. (c)	28	2,513
NAVTEQ Corp. (c)	24	1,792
Nuance Communications Inc. (c)	47	871
Nvidia Corp. (b) (c)	77	2,606
Seagate Technology Inc.	51	1,295
Tessera Technologies Inc. (c)	38	1,589
VeriFone Holdings Inc. (b) (c)	83	1,927
Zebra Technologies Corp. (b) (c)	57	1,978
		38,683

MATERIALS - 3.3%
Century Aluminum Co. (b) (c)	24	1,312
Ecolab Inc.	51	2,596
Rockwood Holdings Inc. (b) (c)	64	2,109
		6,017

TELECOMMUNICATION SERVICES - 1.7%
Time Warner Telecom Inc. - Class A (b) (c)	152	3,076

UTILITIES - 1.0%
Questar Corp. (b)	36	1,921

Total Common Stocks (cost $176,343)		179,818

SHORT TERM INVESTMENTS - 34.1%

Securities Lending Collateral - 34.1%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	62,838	62,838

Total Short Term Investments (cost $62,838)		62,838

Total Investments - 131.5% (cost $239,181)		242,656

Other Assets and Liabilities, Net - (31.5%)		-58,194

Total Net Assets - 100%		$184,462

JNL/JPMorgan U.S. Government & Quality Bond Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 8.8%
ACE Securities Corp., 5.00%, 02/25/31 (i)	$1,176	$1,131
Banc of America Commercial Mortgage Inc.,
6.41%, 03/11/32 (e) (t)	2,195	2,403
Commercial Mortgage Pass Through Certificates,
5.45%, 07/16/34 (e) (t)	4,483	4,561
CompuCredit Acquired Portfolio Voltage Master Trust,
5.20%, 09/15/18 (e) (f) (i) (t)	1,070	1,067
Countrywide Alternative Loan Trust
5.16%, 07/20/46 (i)	1,457	1,320
5.14%, 12/25/46 (i)	1,709	1,607
Countrywide Home Equity Loan Trust
5.32%, 02/15/34 (i)	994	946
5.29%, 05/15/34 (e) (i) (t)	1,186	1,028
Green Tree Financial Corp., 7.07%, 01/15/29	362	379
IndyMac Seconds Asset Backed Trust,
5.00%, 06/25/36 (i) (t)	1,170	614
LB-UBS Commercial Mortgage Trust, 5.35%, 11/15/38	2,520	2,521
MASTR Adjustable Rate Mortgages Trust,
4.28%, 02/25/34 (i)	1,379	1,198
Morgan Stanley Mortgage Loan Trust, 5.35%, 10/25/34 (i)	919	937
Provident Funding Mortgage Loan Trust, 4.36%, 10/25/35 (i)	1,302	1,291
SACO I Inc., 5.00%, 06/25/36 (i) (t)	1,084	447
Structured Asset Mortgage Investments Inc.,
5.08%, 08/25/36 (i)	1,913	1,840
Total Non-U.S. Government Agency Asset-Backed
Securities (cost $25,187)		23,290

CORPORATE BONDS AND NOTES - 0.7%

FINANCIALS - 0.7%
Superior Wholesale Inventory Financing Trust,
5.13%, 01/15/12 (i)	1,800	1,767

Total Corporate Bonds and Notes (cost $1,800)		1,767

GOVERNMENT AND AGENCY OBLIGATIONS - 89.7%
GOVERNMENT SECURITIES - 30.0%
Sovereign - 1.9%
Israel Government AID Bond, 5.26%, 11/01/21 (j)	10,000	5,106

Treasury Inflation Index Securities - 5.1%
U.S. Treasury Inflation Index Note
2.38%, 04/15/11, TBA (b) (g) (r)	2,995	3,467
2.50%, 07/15/16, TBA (b) (g) (r)	2,201	2,515
2.00%, 01/15/26, TBA (b) (g) (r)	4,913	5,431
2.38%, 01/15/27, TBA (b) (g) (r)	1,938	2,203
		13,616

U.S. Treasury Securities - 23.0%
U.S. Treasury Bond
8.13%, 08/15/21 (j)	25,000	13,312

5.38%, 02/15/31 (b)	8,000	9,013
U.S. Treasury Note
3.38%, 10/15/09 (b)	10,000	10,062
4.00%, 04/15/10 (b)	5,600	5,714
4.63%, 02/15/17 (b)	22,000	23,000
		61,101

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 59.7%
Federal Home Loan Bank - 1.8%
Federal Home Loan Bank, 5.25%, 12/11/20	4,500	4,726

Federal Home Loan Mortgage Corp. – 21.3%
Federal Home Loan Mortgage Corp.
7.00%, 07/01/11	2	2
6.50%, 08/01/13	16	17
5.00%, 12/15/17 (b)	7,000	7,010
5.00%, 01/15/18	3,500	3,509
5.00%, 03/15/18	4,000	4,008
8.00%, 07/01/20	36	38
Interest Only, 5.50%, 01/15/23	491	4
5.50%, 01/15/27	7,000	6,930
6.00%, 11/01/28	394	403
7.00%, 04/01/29	105	110
7.00%, 10/01/31	4	4
7.00%, 11/01/31	4	4
7.00%, 02/01/32	102	107
7.00%, 03/01/32	99	104
7.00%, 04/01/32	64	67
7.00%, 04/01/32	11	11
4.50%, 04/15/32	183	166
7.00%, 06/01/32	8	9
7.00%, 06/01/32	5	5
7.00%, 08/01/32	7	7
5.00%, 12/15/32	3,500	3,441
5.00%, 07/15/33	3,000	2,760
5.00%, 08/01/33	1,540	1,505
5.00%, 08/15/33 (b)	7,000	6,829
4.50%, 07/15/34	3,186	3,119
5.50%, 10/15/34	4,000	3,980
5.00%, 02/15/35	5,000	4,787
5.50%, 07/15/36	4,383	4,339
5.88%, 01/01/37 (i)	3,360	3,426
		56,701

Federal National Mortgage Association – 29.4%
Federal National Mortgage Association
3.90%, 02/17/09 (i)	2,000	1,986
12.50%, 09/20/15	1	1
12.00%, 01/01/16	43	49
12.00%, 01/15/16	1	1
12.50%, 01/15/16	21	24
5.00%, 02/15/18 (b)	10,000	10,009
5.00%, 02/01/19	834	835

11.50%, 09/01/19	-	-
5.41%, 10/09/19 (j)	10,000	5,604
10.50%, 08/01/20	5	6
6.50%, 03/01/26	5	6
7.00%, 05/01/26	8	9
7.00%, 11/01/28	16	17
7.00%, 12/01/28	6	6
7.00%, 12/01/28	4	4
7.00%, 03/01/29	6	7
7.00%, 03/01/29	14	15
8.00%, 07/01/29	1	1
8.00%, 11/01/29	18	21
8.00%, 12/01/29	24	27
7.00%, 01/01/30	33	35
8.00%, 01/01/30	32	35
8.00%, 02/01/30	6	7
8.00%, 05/01/30	2	2
8.00%, 09/01/30	-	-
8.00%, 10/01/30	30	33
8.00%, 01/01/31	4	5
8.00%, 01/01/31	74	79
6.00%, 02/01/31	319	326
7.50%, 02/01/31	42	45
8.00%, 02/01/31	22	23
8.00%, 02/01/31	14	16
8.00%, 03/01/31	5	5
8.00%, 03/01/31	9	10
8.00%, 03/01/31	4	4
8.00%, 04/01/31	2	2
6.00%, 01/01/33	1,220	1,243
6.00%, 06/01/35	175	178
5.00%, 09/01/35	169	165
5.00%, 09/01/35	176	171
6.00%, 10/01/35	56	57
6.00%, 10/01/35	409	415
6.00%, 10/01/35	779	791
6.00%, 11/01/35	518	526
6.00%, 11/01/35	881	895
6.00%, 11/01/35	112	114
5.00%, 12/01/35	587	573
6.00%, 02/01/36	454	461
6.50%, 02/01/36	579	595
6.50%, 02/01/36	1,398	1,437
6.50%, 02/01/36	557	573
5.00%, 03/01/36	14,358	14,004
6.00%, 03/01/36	424	431
6.00%, 03/01/36	725	736
6.00%, 03/01/36	167	169
6.50%, 03/01/36	2,769	2,846
5.50%, 04/01/36	66	66
5.50%, 04/01/36	33	33
5.50%, 04/01/36	276	275
5.50%, 04/01/36	228	228

5.50%, 04/01/36	869	868
5.50%, 04/01/36	295	295
5.50%, 04/01/36	227	227
5.50%, 04/01/36	161	161
5.50%, 04/01/36	39	38
5.50%, 04/01/36	591	590
6.00%, 04/01/36	146	149
6.00%, 04/01/36	350	356
6.00%, 04/01/36	758	770
5.50%, 05/01/36	294	294
5.50%, 05/01/36	596	595
5.50%, 05/01/36	602	601
5.50%, 05/01/36	251	250
5.50%, 05/01/36	27	27
5.50%, 05/01/36	545	544
5.50%, 05/01/36	294	293
5.50%, 05/01/36	300	300
5.50%, 05/01/36	329	328
5.50%, 05/01/36	254	254
5.50%, 05/01/36	90	90
5.50%, 05/01/36	39	38
5.50%, 05/01/36	152	152
5.50%, 05/01/36	202	202
5.50%, 05/01/36	82	82
5.50%, 05/01/36	966	965
6.00%, 05/01/36	171	174
5.50%, 06/01/36	324	324
5.50%, 06/01/36	150	149
5.50%, 06/01/36	460	460
5.50%, 06/01/36	588	587
5.50%, 06/01/36	252	252
5.50%, 06/01/36	874	873
5.50%, 06/01/36	19	19
5.50%, 06/01/36	146	146
5.50%, 06/01/36	30	30
5.50%, 06/01/36	103	103
5.50%, 06/01/36	925	924
6.00%, 06/01/36	843	857
6.00%, 06/01/36	334	339
6.00%, 06/01/36	443	450
6.00%, 06/01/36	358	363
6.00%, 06/01/36	404	411
6.00%, 06/01/36	324	329
5.50%, 07/01/36	631	630
5.50%, 07/01/36	698	698
5.50%, 07/01/36	160	160
5.50%, 07/01/36	520	519
5.50%, 07/01/36	170	170
6.00%, 07/01/36	413	420
6.00%, 07/01/36	368	374
6.00%, 07/01/36	464	471
5.50%, 08/01/36	686	685
5.50%, 08/01/36	25	25

6.00%, 08/01/36	288	293
6.00%, 08/01/36	464	471
6.00%, 08/01/36	315	320
6.00%, 08/01/36	361	367
6.00%, 09/01/36	395	401
6.00%, 09/01/36	239	242
6.00%, 12/01/36	494	501
4.68%, 06/25/43	10,000	9,956
		78,199

Government National Mortgage Association - 7.2%
Government National Mortgage Association
13.50%, 07/15/10	24	26
6.00%, 04/15/29	4	5
6.00%, 05/15/32	4	4
6.00%, 07/15/32	1	1
5.00%, 09/20/32 (b)	7,000	6,806
6.00%, 01/15/34	35	36
6.00%, 01/15/34	29	30
6.00%, 06/15/34	10	10
6.00%, 09/01/34	52	53
6.00%, 09/01/34	845	866
6.00%, 09/15/34	181	185
Interest Only, 6.50%, 11/20/34	1,427	249
6.00%, 04/15/35	776	795
6.00%, 04/15/35	245	251
6.00%, 05/15/35	28	30
6.00%, 05/15/35	831	851
6.00%, 06/15/35	38	40
6.00%, 07/15/35	918	941
6.00%, 07/15/35	803	823
6.00%, 01/15/36	2,257	2,312
5.50%, 01/20/37	4,816	4,808
		19,122

Total Government and Agency Obligations (cost $232,022)		238,571

SHORT TERM INVESTMENTS - 34.9%
Mutual Funds - 1.1%
JNL Money Market Fund, 4.58% (a) (h)	2,874	2,874

Securities Lending Collateral - 33.8%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	89,939	89,939

Total Short Term Investments (cost $92,813)		92,813

Total Investments - 134.1% (cost $351,822)		356,441

Other Assets and Liabilities, Net - (34.1%)		-90,641

Total Net Assets - 100%		$265,800

JNL/Lazard Emerging Markets Fund
COMMON STOCKS - 93.3%
CONSUMER DISCRETIONARY - 11.6%
Desarrolladora Homex SA de CV - ADR (b) (c)	157	$7,783
Ford Otomotiv Sanayi AS	255	2,620
Grupo Televisa SA - ADR	250	5,931
Hero Honda Motors Ltd.	214	3,740
Naspers Ltd. - Class N	221	5,235
PT Astra International Tbk	2,353	6,746
Steinhoff International Holdings Ltd. (b)	1,229	3,489
Truworths International Ltd.	1,582	6,249
Woongjin Coway Co. Ltd.	196	6,340
		48,133

CONSUMER STAPLES - 10.4%
AMOREPACIFIC Corp.	3	2,508
British American Tobacco Plc	272	3,389
Eastern Tobacco	49	3,970
Fomento Economico Mexicano SA de CV	93	3,561
Hindustan Lever Ltd.	721	3,884
Hite Brewery Co. Ltd.	28	4,222
Kimberly-Clark De Mexico SA	924	4,036
Massmart Holdings Ltd.	305	3,208
Oriflame Cosmetics SA	137	8,774
Souza Cruz SA	198	5,364
		42,916

ENERGY - 5.5%
Eurasia Drilling Co. Ltd. - ADR (e) (f) (u)	101	2,747
Oil & Natural Gas Corp. Ltd.	322	10,020
Tenaris SA - ADR (b)	219	9,796
		22,563

FINANCIALS - 19.2%
Banco Do Brasil SA	153	2,618
Bank Hapoalim BM	1,683	8,404
Bank Mandiri Persero Tbk PT	7,971	2,922
Chinatrust Financial Holding Co. Ltd. (c)	7,183	5,068
Fubon Financial Holding Co. Ltd. - ADR (b)	473	4,121
Investcorp Bank (e) (u)	74	2,079
JHSF Participacoes SA (c)	863	2,744
Kookmin Bank	209	15,388
Nedbank Group Ltd.	168	3,345
Punjab National Bank Ltd.	213	3,534
Sanlam Ltd. (b)	776	2,585
Shinhan Financial Group Co. Ltd.	200	11,332
State Bank of India Ltd. - ADR	61	7,431
TNK-BP Holdings (c)	1,520	3,389
Turkiye Is Bankasi SA	682	4,260
		79,220

HEALTH CARE - 0.7%
Gedeon Richter Rt (b)	12	2,952

INDUSTRIALS - 10.7%
Empresa Brasileira de Aeronautica SA - ADR (b)	135	6,155
Grasim Industries Ltd. - ADR (b) (e) (u)	58	5,452
GS Engineering & Construction Corp.	20	3,263
Imperial Holdings Ltd., TBA (g)	489	7,472
Iochpe Maxion SA	165	3,473
Orascom Construction Industries	101	10,458
Plus Expressways Berhad	1,582	1,560
Tam SA - ADR (b)	144	3,471
United Tractors Tbk PT	2,342	2,673
		43,977

INFORMATION TECHNOLOGY - 10.6%
Advanced Semiconductor Engineering Inc.	2,708	2,698
Advantech Co. Ltd.	880	1,996
HON HAI Precision Industry Co. Ltd. - ADR	448	5,556
HON HAI Precision Industry Co. Ltd. - ADR (b)	63	781
Novatek Microelectronics Corp.	756	2,865
Redecard SA (c)	260	4,212
Samsung Electronics Co. Ltd.	20	11,712
Satyam Computer Services Ltd. - ADR (b)	292	7,794
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	603	6,002
		43,616

MATERIALS - 11.9%
Aquarius Platinum Ltd.	751	8,595
Cemex SA de CV - ADR (c)	208	5,388
Eurasian Natural Resources Corp.	260	3,319
Evraz Group SA - ADR	43	3,323
Israel Chemicals Ltd.	442	5,634
Klabin SA	1,057	3,926
Kumba Iron Ore Ltd.	209	8,732
Pretoria Portland Cement Co. Ltd.	545	3,485
Suzano Papel e Celulose SA	201	3,271
VSMPO-AVISMA Corp.	11	3,239
		48,912

TELECOMMUNICATION SERVICES - 11.0%
Brasil Telecom Participacoes SA (b)	5	388
Egyptian Company For Mobile Services	67	2,485
Mobile Telesystems - ADR	82	8,347
Orascom Telecom Holding SAE	337	5,588
Philippine Long Distance Telephone Co. - ADR (b)	150	11,358
PT Telekomunikasi Indonesia - ADR (b)	93	3,915
SK Telecom Co. Ltd.	29	2,868
Turkcell Iletisim Hizmet AS	950	10,436
		45,385

UTILITIES - 1.7%
AES Tiete SA	92,999	3,474
Companhia Energetica de Minas Gerais	182	3,329
		6,803

Total Common Stocks (cost $357,033)		384,477

PREFERRED STOCKS - 1.8%
MATERIALS - 1.8%
Companhia Vale do Rio Doce	266	7,595

Total Preferred Stocks (cost $6,467)		7,595

SHORT TERM INVESTMENTS - 11.9%
Mutual Funds - 4.2%
JNL Money Market Fund, 4.58% (a) (h)	17,041	17,041

Securities Lending Collateral - 7.7%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	31,867	31,867

Total Short Term Investments (cost $48,908)		48,908

Total Investments - 107.0% (cost $412,408)		440,980

Other Assets and Liabilities, Net - (7.0%)		-28,767

Total Net Assets - 100%		$412,213

JNL/Lazard Mid Cap Value Fund
COMMON STOCKS - 95.9%
CONSUMER DISCRETIONARY - 15.4%
Brinker International Inc.	174	$3,403
Centex Corp. (b)	69	1,732
Darden Restaurants Inc.	85	2,344
DR Horton Inc. (b)	172	2,264
Foot Locker Inc.	312	4,261
HanesBrands Inc. (b) (c)	92	2,491
Idearc Inc. (b)	169	2,971
J.C. Penney Co. Inc. (b)	82	3,603
Liz Claiborne Inc. (b)	210	4,274
Pacific Sunwear of California Inc. (c)	182	2,574
R.H. Donnelley Corp. (b) (c)	124	4,521
Royal Caribbean Cruises Ltd. (b)	89	3,756
		38,194

CONSUMER STAPLES - 6.8%
Coca-Cola Enterprises Inc. (b)	157	4,097
Molson Coors Brewing Co. (b)	78	4,037
Pilgrim’s Pride Corp. - Class B (b)	148	4,276
Smithfield Foods Inc. (b) (c)	154	4,462
		16,872

ENERGY - 10.0%
BJ Services Co.	167	4,042
Foundation Coal Holdings Inc.	54	2,814
Massey Energy Co. (b)	151	5,405

Patterson-UTI Energy Inc. (b)	165	3,213
Pride International Inc. (c)	93	3,143
Sunoco Inc.	42	3,028
Williams Cos. Inc. (b)	88	3,138
		24,783

FINANCIALS - 18.1%
Ameriprise Financial Inc.	58	3,218
Aon Corp. (b)	50	2,389
CBL & Associates Properties Inc.	178	4,258
First Horizon National Corp. (b)	60	1,097
Hudson City Bancorp Inc. (b)	205	3,073
Huntington Bancshares Inc.	211	3,107
Lincoln National Corp.	85	4,978
Marsh & McLennan Cos. Inc.	128	3,396
Marshall & Ilsley Corp. (b)	89	2,357
OneBeacon Insurance Group Ltd.	163	3,502
PartnerRe Ltd. (b)	30	2,484
Public Storage Inc.	55	4,008
RenaissanceRe Holdings Ltd.	63	3,801
Willis Group Holdings Ltd. (b)	79	2,981
		44,649

HEALTH CARE - 7.7%
Applera Corp. - Applied Biosystems Group	87	2,951
Barr Pharmaceuticals Inc. (c)	104	5,538
Hospira Inc. (b) (c)	93	3,961
Omnicare Inc. (b)	148	3,383
Warner Chilcott Ltd. (b) (c)	175	3,100
		18,933

INDUSTRIALS - 15.9%
Cintas Corp. (b)	158	5,299
Covanta Holding Corp. (c)	177	4,890
Dover Corp.	126	5,794
Hubbell Inc. - Class B (b)	61	3,153
Masco Corp. (b)	235	5,076
Pitney Bowes Inc. (b)	174	6,608
Textron Inc. (b)	37	2,602
USG Corp. (b) (c)	49	1,757
WESCO International Inc. (b) (c)	61	2,410
YRC Worldwide Inc. (b) (c)	96	1,647
		39,236

INFORMATION TECHNOLOGY - 13.5%
Analog Devices Inc.	100	3,160
Arrow Electronics Inc. (c)	84	3,300
Flextronics International Ltd. (b) (c)	692	8,349
Ingram Micro Inc. - Class A (c)	328	5,914
Lexmark International Inc. (b) (c)	108	3,765
Metavante Technologies Inc. (b)	-	-
QLogic Corp. (c)	163	2,309
Sun Microsystems Inc.	180	3,264

Sybase Inc. (c)	126	3,274
		33,335

MATERIALS - 4.5%
Ball Corp.	72	3,254
Bemis Co. Inc. (b)	105	2,883
Louisiana-Pacific Corp. (b)	210	2,876
RPM International Inc.	103	2,096
		11,109

TELECOMMUNICATION SERVICES - 4.0%
Citizens Communications Co.	495	6,299
NeuStar Inc. - Class A (b) (c)	124	3,566
		9,865

Total Common Stocks (cost $262,172)		236,976

SHORT TERM INVESTMENTS - 32.3%
Mutual Funds - 4.1%
JNL Money Market Fund, 4.58% (a) (h)	10,136	10,136

Securities Lending Collateral - 28.2%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	69,627	69,627

Total Short Term Investments (cost $79,763)		79,763

Total Investments - 128.2% (cost $341,935)		316,739

Other Assets and Liabilities, Net - (28.2%)		-69,627

Total Net Assets - 100%		$247,112

JNL/Lazard Small Cap Value Fund
COMMON STOCKS - 97.6%
CONSUMER DISCRETIONARY - 10.9%
Aeropostale Inc. (b) (c)	26	$678
ArvinMeritor Inc. (b)	94	1,100
Bally Technologies Inc. (b) (c)	22	1,074
Bright Horizons Family Solutions Inc. (c)	35	1,219
Brown Shoe Co. Inc.	80	1,212
Carter’s Inc. (b) (c)	42	819
Entravision Communications Corp. (b) (c)	195	1,527
Ethan Allen Interiors Inc. (b)	29	824
Matthews International Corp. - Class A (b)	44	2,062
Pacific Sunwear of California Inc. (b) (c)	83	1,168
Polaris Industries Inc. (b)	31	1,457
Red Robin Gourmet Burgers Inc. (b) (c)	26	838
TravelCenters of America LLC (c)	33	407
		14,385

CONSUMER STAPLES - 0.4%
Central Garden & Pet Co. - Class A (b) (c)	88	474

ENERGY - 7.3%
Complete Production Services Inc. (b) (c)	45	809
Foundation Coal Holdings Inc.	28	1,475
Goodrich Petroleum Corp. (b) (c)	47	1,070
Oceaneering International Inc. (c)	21	1,387
TXCO Resources Inc. (b) (c)	161	1,942
Venoco Inc. (c)	76	1,515
W-H Energy Services Inc. (c)	26	1,473
		9,671

FINANCIALS - 19.9%
Bank of the Ozarks Inc. (b)	60	1,569
BankUnited Financial Corp. - Class A (b)	87	600
Corporate Office Properties Trust SBI MD (b)	40	1,254
Digital Realty Trust Inc. (b)	35	1,339
Duff & Phelps Corp. - Class A (c)	61	1,200
First Community Bancorp Inc. (b)	24	998
Genesis Lease Ltd. - ADR	42	780
Home Properties Inc. (b)	33	1,494
Max Capital Group Ltd.	64	1,800
MFA Mortgage Investments Inc. (b)	302	2,797
Mid-America Apartment Communities Inc.	42	1,783
National Financial Partners Corp. (b)	23	1,049
Prosperity Bancshares Inc. (b)	87	2,542
Sterling Bancshares Inc. (b)	75	838
Texas Capital Bancshares Inc. (b) (c)	91	1,657
Waddell & Reed Financial Inc. - Class A (b)	85	3,078
Wintrust Financial Corp. (b)	54	1,802
		26,580

HEALTH CARE - 9.8%
American Medical Systems Holdings Inc. (b) (c)	67	969
Emergency Medical Services Corp. (b) (c)	41	1,192
Five Star Quality Care Inc. (b) (c)	162	1,345
inVentiv Health Inc. (b) (c)	19	575
Kendle International Inc. (b) (c)	24	1,194
Magellan Health Services Inc. (c)	24	1,124
PharmaNet Development Group Inc. (c)	55	2,149
PSS World Medical Inc. (b) (c)	67	1,303
Skilled Healthcare Group Inc. (c)	75	1,099
Symmetry Medical Inc. (b) (c)	124	2,168
		13,118

INDUSTRIALS - 15.0%
Administaff Inc. (b)	21	588
AirTran Holdings Inc. (b) (c)	88	631
Altra Holdings Inc. (c)	111	1,839
Beacon Roofing Supply Inc. (b) (c)	95	802
Consolidated Graphics Inc. (c)	30	1,420
EMCOR Group Inc. (c)	36	858
First Advantage Corp. - Class A (c)	50	824
G&K Services Inc. - Class A	56	2,090

Houston Wire & Cable Co. (b)	63	891
Insteel Industries Inc. (b)	60	706
Kaman Corp. - Class A	35	1,292
Kennametal Inc.	25	962
Knoll Inc. (b)	49	797
Middleby Corp. (b) (c)	6	452
Regal-Beloit Corp. (b)	31	1,371
TriMas Corp. (c)	101	1,066
Waste Connections Inc. (b) (c)	30	922
Watsco Inc. (b)	39	1,441
Watson Wyatt Worldwide Inc. (b)	23	1,081
		20,033

INFORMATION TECHNOLOGY - 21.3%
Benchmark Electronics Inc. (b) (c)	45	794
Brightpoint Inc. (b) (c)	204	3,126
Coherent Inc. (c)	51	1,271
CPI International Inc. (b) (c)	64	1,086
Dycom Industries Inc. (b) (c)	88	2,356
Euronet Worldwide Inc. (b) (c)	44	1,314
FARO Technologies Inc. (c)	43	1,180
FEI Co. (b) (c)	77	1,922
Integrated Device Technology Inc. (c)	126	1,427
Mattson Technology Inc. (c)	95	816
Microsemi Corp. (b) (c)	64	1,413
ON Semiconductor Corp. (b) (c)	245	2,175
Plexus Corp. (b) (c)	70	1,830
Secure Computing Corp. (b) (c)	200	1,915
Semtech Corp. (b) (c)	87	1,350
TTM Technologies Inc. (c)	136	1,581
United Online Inc. (b)	143	1,688
ValueClick Inc. (c)	52	1,148
		28,392

MATERIALS - 9.8%
AM Castle & Co. (b)	31	832
Headwaters Inc. (b) (c)	65	762
Hercules Inc. (b)	102	1,978
Olympic Steel Inc.	37	1,173
Polypore International Inc. (c)	87	1,519
Quanex Corp.	27	1,401
Rockwood Holdings Inc. (b) (c)	49	1,641
RTI International Metals Inc. (b) (c)	20	1,399
Schnitzer Steel Industries Inc. - Class A (b)	35	2,399
		13,104

TELECOMMUNICATION SERVICES - 3.2%
Alaska Communications Systems Group Inc. (b)	123	1,841
NTELOS Holdings Corp. (b)	43	1,274
PAETEC Holding Corp. (c)	123	1,201
		4,316

Total Common Stocks (cost $135,560)		130,073

SHORT TERM INVESTMENTS - 38.7%

Mutual Funds - 2.5%
JNL Money Market Fund, 4.58% (a) (h)	3,461	3,461

Securities Lending Collateral - 36.2%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	48,197	48,197

Total Short Term Investments (cost $51,658)		51,658

Total Investments - 136.3% (cost $187,218)		181,731

Other Assets and Liabilities, Net - (36.3%)		-48,407

Total Net Assets - 100%		$133,324

JNL/Mellon Capital Management 10 X 10 Fund
INVESTMENT FUNDS - 100.0%
JNL/Mellon Capital Management Bond Index Fund (a)	517	$5,769
JNL/Mellon Capital Management International Index Fund (a)	329	5,769
JNL/Mellon Capital Management JNL 5 Fund (a)	2,027	28,840
JNL/Mellon Capital Management S&P 400
MidCap Index Fund (a)	390	5,769
JNL/Mellon Capital Management S&P 500 Index Fund (a)	467	5,769
JNL/Mellon Capital Management Small Cap Index Fund (a)	426	5,769
Total Investment Funds (cost $61,281)		57,685

Total Investments - 100.0% (cost $61,281)		57,685

Other Assets and Liabilities, Net - 0.0%		-2

Total Net Assets - 100%		$57,683

JNL/Mellon Capital Management Bond Index Fund * (w)
PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Other Securities		$125

Total Preferred Stocks (cost $136)		125

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 6.5%
Banc of America Commercial Mortgage Inc.
7.33%, 11/15/31	$500	517
4.05%, 11/10/38	500	493
5.12%, 07/11/43	150	152
5.78%, 05/10/45 (i)	550	557
4.76%, 07/01/45	350	348
4.89%, 07/10/45	370	365
5.45%, 01/15/49	200	200
5.48%, 01/15/49	350	345

Bear Stearns Commercial Mortgage Securities Inc.
5.41%, 03/11/09 (i)	500	505
4.72%, 02/11/41	200	197
5.21%, 02/11/44	260	259
Capital One Multi-Asset Execution Trust, 4.05%, 03/15/13	250	249
Chase Issuance Trust, 4.65%, 12/17/12	95	97
Chase Manhattan Bank-First Union National Bank,
7.44%, 08/15/31	47	49
Citigroup Commercial Mortgage Trust, 5.25%, 04/15/40	250	254
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.62%, 01/15/46	250	255
5.65%, 10/15/48	500	498
CS First Boston Mortgage Securities Corp.
5.42%, 05/15/36	350	358
4.83%, 04/15/37	380	365
5.10%, 08/15/38	350	346
First Union-Lehman Brothers-Bank of America,
6.56%, 11/18/35	140	140
GE Capital Commercial Mortgage Corp., 5.33%, 11/10/45 (i)	200	197
Goldman Sachs Mortgage Securities Corp., 5.56%, 11/10/39	400	406
Greenwich Capital Commercial Funding Corp.
5.44%, 01/10/17	500	503
4.34%, 06/10/36	490	487
GS Mortgage Securities Corp. II, 5.80%, 11/25/35 (i)	500	517
Household Automotive Trust, 5.28%, 09/19/11	500	502
JPMorgan Chase Commercial Mortgage Securities Corp,
5.82%, 05/12/34	130	133
4.74%, 09/12/37	247	245
4.45%, 01/12/38	400	397
4.88%, 01/12/38	500	498
4.77%, 03/12/39	500	496
5.37%, 06/12/41 (i)	250	258
4.74%, 07/15/42	500	479
4.98%, 07/15/42	125	114
4.94%, 08/15/42	278	270
5.42%, 01/15/47	250	250
5.75%, 02/12/49 (i)	200	206
LB Commercial Conduit Mortgage Trust, 6.78%, 06/15/31	212	215
LB-UBS Commercial Mortgage Trust
3.85%, 05/15/27	250	243
3.97%, 03/15/29	250	244
5.59%, 06/15/31	75	79
4.17%, 05/15/32	165	159
5.40%, 02/15/40	250	251
5.42%, 02/15/40	330	331
Merrill Lynch Mortgage Trust
5.40%, 07/12/34	200	203
5.74%, 08/12/43	250	257
5.29%, 01/12/44	500	499
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.48%, 02/12/39 (i)	250	252
5.41%, 07/12/46	200	201
5.17%, 12/12/49	200	197

Morgan Stanley Capital I
5.63%, 06/12/12 (i)	400	406
4.80%, 01/13/41	250	248
5.33%, 11/12/41	250	250
5.77%, 10/15/42 (i)	270	278
5.41%, 03/15/44	350	342
Morgan Stanley Dean Witter Capital I, 7.57%, 11/15/36	86	90
Wachovia Bank Commercial Mortgage Trust
4.44%, 11/15/34	146	146
5.22%, 01/15/41	100	101
5.23%, 07/15/41 (i)	250	255
4.89%, 10/15/41	200	192
4.90%, 10/15/41	500	457
5.25%, 12/15/43	500	499
5.34%, 12/15/43	200	199
5.36%, 12/15/44 (i)	200	190
5.42%, 01/15/45	350	352
5.99%, 06/15/45 (i)	500	493
5.50%, 10/15/48	500	504
5.68%, 10/15/48	800	818
Other Securities		1,378

Total Non-U.S. Government Agency Asset-Backed Securities (cost $22,834)		22,836

CORPORATE BONDS AND NOTES - 20.2%
CONSUMER DISCRETIONARY - 1.8%
Comcast Cable Communications Holdings Inc.
8.38%, 03/15/13	250	280
9.46%, 11/15/22	100	127
Comcast Corp.
5.85%, 01/15/10	250	256
6.50%, 01/15/15	50	52
5.65%, 06/15/35	100	92
6.50%, 11/15/35	100	102
6.95%, 08/15/37	100	108
DaimlerChrysler NA Holding Corp.
8.00%, 06/15/10 (b)	150	160
7.75%, 01/18/11	250	269
6.50%, 11/15/13 (b)	100	105
8.50%, 01/18/31	50	63
Home Depot Inc.
4.63%, 08/15/10	250	248
5.25%, 12/16/13 (b)	250	243
Time Warner Cable Inc., 6.55%, 05/01/37	250	255
Time Warner Inc.
6.75%, 04/15/11	250	260
7.63%, 04/15/31	250	277
Other Securities		3,157
		6,054

CONSUMER STAPLES - 1.2%
Procter & Gamble Co.

6.88%, 09/15/09 (b)	250	262
4.95%, 08/15/14	150	152
5.55%, 03/05/37 (b)	100	101
Other Securities		3,601
		4,116

ENERGY - 1.2%
Duke Capital Corp., 8.00%, 10/01/19	250	288
Other Securities		3,929
		4,217

FINANCIALS - 9.2%
Bank of America Corp.
4.88%, 09/15/12	150	150
5.49%, 03/15/19	200	191
Bank of America NA, 6.00%, 10/15/36	250	239
Bear Stearns Cos. Inc.
7.63%, 12/07/09 (b)	250	257
6.40%, 10/02/17	250	242
Capital One Bank, 6.50%, 06/13/13	250	245
Capital One Financial Corp.
5.70%, 09/15/11	250	242
6.15%, 09/01/16	250	222
CIT Group Inc.
4.65%, 07/01/10 (k)	250	238
5.65%, 02/13/20	350	307
Citigroup Inc.
6.00%, 02/21/12 (b)	350	362
5.00%, 09/15/14	400	381
5.85%, 08/02/16 (b)	250	254
5.50%, 02/15/17	350	340
6.00%, 10/31/33	50	46
Credit Suisse USA Inc.
6.13%, 11/15/11	100	104
6.50%, 01/15/12	250	264
7.13%, 07/15/32	100	112
European Investment Bank
4.13%, 09/15/10	250	253
4.63%, 05/15/14	150	153
4.88%, 02/16/16	250	257
5.13%, 09/13/16	500	522
General Electric Capital Corp.
3.13%, 04/01/09	150	148
4.13%, 09/01/09	250	249
4.88%, 10/21/10	250	254
5.88%, 02/15/12	250	260
5.45%, 01/15/13	500	515
5.00%, 01/08/16 (b)	100	100
6.75%, 03/15/32	350	397
Goldman Sachs Group Inc.
6.65%, 05/15/09	250	257
7.35%, 10/01/09	350	366
5.25%, 04/01/13 (b)	100	100

5.13%, 01/15/15	200	196
6.25%, 09/01/17 (b)	200	208
5.95%, 01/15/27	250	227
6.13%, 02/15/33	250	246
HSBC Finance Capital Trust IX, 5.91%, 11/30/35	250	231
HSBC Finance Corp., 5.25%, 01/14/11	500	500
HSBC Holdings Plc
5.25%, 12/12/12	200	200
7.63%, 05/17/32	150	163
6.50%, 05/02/36	150	146
JPMorgan Chase & Co.
6.75%, 02/01/11	250	262
6.63%, 03/15/12	100	105
5.75%, 01/02/13	100	102
4.75%, 03/01/15	250	238
5.15%, 10/01/15	250	241
JPMorgan Chase Bank NA, 6.00%, 10/01/17	250	254
JPMorgan Chase Capital XV, 5.88%, 03/15/35	75	64
JPMorgan Chase Capital XX, 6.55%, 09/29/36 (b)	100	90
Kreditanstalt fuer Wiederaufbau
3.25%, 03/30/09	350	347
4.63%, 01/20/11	250	259
4.13%, 10/15/14	150	150
Landwirtschaftliche Rentenbank
3.88%, 03/15/10	250	252
5.25%, 07/15/11	250	262
Lehman Brothers Holdings Inc.
7.88%, 08/15/10	250	265
6.63%, 01/18/12	350	364
Merrill Lynch & Co. Inc.
4.13%, 09/10/09	250	246
5.00%, 01/15/15 (b)	550	519
6.05%, 05/16/16	250	246
Morgan Stanley
4.25%, 05/15/10	500	492
5.05%, 01/21/11	500	500
6.75%, 04/15/11	300	314
5.45%, 01/09/17	350	340
7.25%, 04/01/32	25	27
U.S. Bank NA, 6.38%, 08/01/11	600	629
Wachovia Bank NA
4.88%, 02/01/15	200	190
5.85%, 02/01/37 (b)	250	225
Wachovia Corp.
6.38%, 02/01/09	100	101
5.25%, 08/01/14	250	244
Wells Fargo & Co.
4.20%, 01/15/10	100	99
5.00%, 11/15/14	200	198
Wells Fargo Bank
6.45%, 02/01/11	100	106
4.75%, 02/09/15	250	239
Wells Fargo Financial Inc., 5.50%, 08/01/12 (b)	250	257

Other Securities		13,890
		32,261

HEALTH CARE - 1.1%
WellPoint Inc.
4.25%, 12/15/09	50	50
5.00%, 01/15/11	250	250
6.80%, 08/01/12	100	109
5.85%, 01/15/36	100	92
Other Securities		3,479
		3,980

INDUSTRIALS - 0.9%
Other Securities		3,134

INFORMATION TECHNOLOGY - 0.5%
International Business Machines Corp.
5.38%, 02/01/09 (b)	300	304
6.50%, 01/15/28	200	213
Other Securities		1,229
		1,746

MATERIALS - 0.7%
Other Securities		2,540

TELECOMMUNICATION SERVICES - 2.0%
AT&T Inc.
6.00%, 03/15/09	250	254
5.30%, 11/15/10	250	254
5.88%, 02/01/12	100	103
9.75%, 11/15/31 (l)	500	614
6.15%, 09/15/34	50	50
Deutsche Telekom International Finance BV
8.00%, 06/15/10 (l)	400	427
5.75%, 03/23/16 (b)	250	250
8.25%, 06/15/30 (l)	100	125
Sprint Capital Corp.
8.38%, 03/15/12	200	217
6.88%, 11/15/28	100	95
8.75%, 03/15/32	100	113
Sprint Nextel Corp., 6.00%, 12/01/16	250	239
Verizon Global Communications Inc., 5.58%, 09/15/35	100	98
Verizon Global Funding Corp.
7.25%, 12/01/10	250	268
7.75%, 12/01/30	50	59
Verizon New England Inc., 6.50%, 09/15/11	250	263
Vodafone Group Plc
5.00%, 12/16/13	150	147
5.38%, 01/30/15	100	99
5.63%, 02/27/17	250	249
Other Securities		3,176
		7,100

UTILITIES - 1.6%
Constellation Energy Group Inc.,
7.00%, 04/01/12	100	107
7.60%, 04/01/32 (b)	150	169
Duke Energy Corp., 5.63%, 11/30/12	150	156
Duke Energy Field Services LLC, 7.88%, 08/16/10	250	268
Other Securities		4,745
		5,445

Total Corporate Bonds and Notes (cost $71,264)		70,593

GOVERNMENT AND AGENCY OBLIGATIONS - 74.0%
GOVERNMENT SECURITIES - 25.1%
Municipals - 0.4%
Tennessee Valley Authority, 5.50%, 07/18/17	1,000	1,073
Other Securities		290
		1,363

Sovereign - 1.5%
Israel Government International Bond
4.63%, 06/15/13	75	73
5.50%, 11/09/16	450	458
Italy Government International Bond
5.63%, 06/15/12	250	267
4.38%, 06/15/13	100	103
6.88%, 09/27/23	450	537
5.38%, 06/15/33	100	103
Mexico Government International Bond
7.50%, 01/14/12	100	110
6.38%, 01/16/13	89	94
5.88%, 01/15/14	250	260
6.63%, 03/03/15 (b)	93	101
5.63%, 01/15/17	100	101
7.50%, 04/08/33	250	298
Province of Ontario, Canada
3.63%, 10/21/09 (b)	150	149
4.50%, 02/03/15	100	100
5.45%, 04/27/16 (b)	250	266
Province of Quebec, Canada
5.75%, 02/15/09	125	127
4.60%, 05/26/15	250	250
7.50%, 07/15/23	100	125
Other Securities		1,715
		5,237

U.S. Treasury Securities – 23.2%
U.S. Treasury Bond
12.00%, 08/15/13 (b)	250	263
11.25%, 02/15/15 (b)	795	1,162
10.63%, 08/15/15 (b)	450	650
7.25%, 05/15/16 (b)	230	283
7.50%, 11/15/16 (b)	1,240	1,556
4.50%, 05/15/17, TBA (b) (g)	2,125	2,203

8.75%, 05/15/17 (b)	585	796
8.88%, 08/15/17 (b)	180	248
4.25%, 11/15/17	800	814
9.13%, 05/15/18 (b)	340	481
9.00%, 11/15/18 (b)	500	707
8.13%, 08/15/19 (b)	1,400	1,887
8.50%, 02/15/20 (b)	40	55
8.75%, 08/15/20 (b)	700	997
7.88%, 02/15/21 (b)	620	834
8.00%, 11/15/21 (b)	900	1,232
7.13%, 02/15/23 (b)	815	1,052
6.25%, 08/15/23 (b)	920	1,101
7.63%, 02/15/25 (b)	500	686
6.88%, 08/15/25 (b)	190	244
6.00%, 02/15/26 (b)	350	414
6.50%, 11/15/26	560	701
6.63%, 02/15/27 (b)	500	635
6.38%, 08/15/27 (b)	380	472
6.13%, 11/15/27 (b)	210	254
5.50%, 08/15/28 (b)	400	453
5.25%, 02/15/29 (b)	315	347
6.25%, 05/15/30 (b)	700	874
5.38%, 02/15/31 (b)	500	563
4.50%, 02/15/36 (b)	1,410	1,417
4.75%, 02/15/37, TBA (b) (g)	750	785
5.00%, 05/15/37 (b)	550	599
U.S. Treasury Note
3.25%, 01/15/09 (b)	710	711
4.88%, 01/31/09 (b)	912	928
4.50%, 02/15/09 (b)	1,000	1,015
4.75%, 02/28/09 (b)	2,420	2,465
2.63%, 03/15/09 (b)	1,160	1,153
3.25%, 04/15/09 (b)	740	740
4.50%, 04/30/09 (b)	1,750	1,782
4.88%, 05/15/09 (b)	750	768
5.50%, 05/15/09 (b)	760	785
4.00%, 06/15/09 (b)	1,420	1,439
3.63%, 07/15/09 (b)	230	232
4.63%, 07/31/09 (b)	3,220	3,295
3.50%, 08/15/09	260	262
6.00%, 08/15/09 (b)	360	376
4.00%, 08/31/09 (b)	1,000	1,015
4.00%, 09/30/09 (b)	1,750	1,778
3.38%, 10/15/09 (b)	610	614
3.63%, 10/31/09 (b)	1,000	1,010
3.50%, 11/15/09 (b)	290	293
4.63%, 11/15/09 (b)	620	638
3.50%, 02/15/10 (b)	850	857
4.75%, 02/15/10 (b)	1,000	1,035
6.50%, 02/15/10 (b)	670	716
4.00%, 04/15/10 (b)	20	19
4.50%, 05/15/10 (b)	830	858
3.63%, 06/15/10 (b)	210	213

3.88%, 07/15/10 (b)	520	531
4.13%, 08/15/10 (b)	890	914
3.88%, 09/15/10 (b)	580	592
4.25%, 10/15/10 (b)	390	402
4.25%, 01/15/11 (b)	660	682
4.50%, 02/28/11 (b)	2,348	2,446
4.88%, 04/30/11 (b)	740	779
4.88%, 05/31/11 (b)	780	822
5.13%, 06/30/11 (b)	790	839
4.88%, 07/31/11 (b)	1,190	1,256
5.00%, 08/15/11 (b)	200	212
4.75%, 01/31/12 (b)	1,200	1,265
4.88%, 02/15/12 (b)	505	536
4.63%, 02/29/12, TBA (b) (g)	930	976
4.50%, 03/31/12 (b)	600	627
4.50%, 04/30/12 (b)	1,595	1,666
4.63%, 07/13/12 (b)	800	840
4.38%, 08/15/12 (b)	195	204
4.13%, 08/31/12, TBA (g)	800	824
4.25%, 09/30/12 (b)	780	807
3.38%, 11/30/12	900	897
3.88%, 02/15/13 (b)	55	55
4.25%, 08/15/13 (b)	918	951
4.25%, 11/15/13 (b)	540	560
4.00%, 02/15/14 (b)	650	664
4.75%, 05/15/14 (b)	3,290	3,498
4.25%, 11/15/14 (b)	670	691
4.25%, 08/15/14, TBA (b) (g)	855	884
4.13%, 05/15/15 (b)	1,700	1,733
4.25%, 08/15/15 (b)	220	226
4.50%, 11/15/15 (b)	270	280
4.50%, 02/15/16 (b)	200	208
4.88%, 08/15/16 (b)	920	980
4.63%, 11/15/16 (b)	450	471
4.63%, 02/15/17 (b)	600	627
4.75%, 08/15/17, TBA (b) (g)	1,400	1,479
		81,186

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 48.9%
Federal Home Loan Bank – 1.8%

Federal Home Loan Bank
5.00%, 02/20/09 (b)	1,960	1,983
3.00%, 04/15/09 (b)	1,200	1,188
5.00%, 09/18/09 (b)	800	819
5.30%, 01/22/10	100	100
5.75%, 05/15/12 (b)	1,125	1,208
4.50%, 11/15/12 (b)	200	205
4.75%, 12/16/16 (b)	300	306
5.50%, 07/15/36 (b)	200	219
		6,028

Federal Home Loan Mortgage Corp. – 16.6%

Federal Home Loan Mortgage Corp.
4.25%, 07/15/09 (b)	50	50
4.13%, 09/01/09	100	101
4.13%, 11/18/09	300	303
4.38%, 01/25/10	200	203
4.38%, 03/01/10	300	305
7.00%, 03/15/10 (b)	550	589
5.25%, 05/07/10	1,100	1,105
4.50%, 07/06/10	200	204
4.13%, 07/12/10 (b)	800	810
6.88%, 09/15/10 (b)	600	649
4.13%, 02/24/11	500	507
5.25%, 02/24/11	100	101
5.63%, 03/15/11 (b)	500	530
5.45%, 09/02/11	100	101
5.50%, 09/15/11 (b)	500	530
5.25%, 10/06/11	200	201
5.75%, 01/15/12 (b)	900	963
5.40%, 03/02/12	160	162
5.25%, 03/15/12	100	101
5.13%, 07/15/12 (b)	428	450
4.50%, 01/15/13 (b)	500	512
4.63%, 05/28/13	75	75
5.60%, 10/17/13	100	101
4.88%, 11/15/13 (b)	500	521
5.45%, 11/21/13	1,417	1,414
5.38%, 01/09/14	100	101
4.50%, 04/02/14	100	102
6.50%, 06/01/14	93	96
5.25%, 06/18/14 (b)	1,090	1,159
5.05%, 01/26/15	100	105
4.38%, 07/17/15 (b)	300	302
7.00%, 08/01/15	22	23
7.00%, 11/01/15	1	1
5.13%, 10/18/16	620	649
7.00%, 11/02/16	52	55
6.00%, 12/01/16	49	50
5.65%, 02/23/17	240	243
4.50%, 01/01/18	48	48
5.50%, 04/01/18	28	28
4.50%, 11/01/18	484	476
4.50%, 11/01/18	521	513
4.50%, 12/01/18	867	852
6.00%, 02/01/19	260	266
4.00%, 05/01/19	52	51
5.00%, 07/01/19	107	107
4.00%, 09/01/20	307	295
4.50%, 09/01/20	640	629
5.00%, 10/01/20	769	770
5.00%, 02/01/21	82	82
6.00%, 07/21/21	264	270
5.00%, 07/01/22	784	785
4.50%, 09/01/22	1,000	983

4.50%, 05/01/23	8	8
4.50%, 07/01/25	251	243
4.50%, 10/01/25	361	348
5.00%, 03/01/26	187	185
6.50%, 07/01/28	154	159
6.50%, 12/01/28	75	77
6.00%, 02/01/29	13	13
6.00%, 04/01/29	18	19
6.00%, 04/01/29	19	20
6.50%, 05/01/29	26	26
6.00%, 07/01/29	31	31
6.75%, 09/15/29	60	74
6.50%, 03/01/31	24	25
6.00%, 05/01/31	106	108
7.00%, 06/01/31	14	14
7.50%, 11/01/31	149	159
6.00%, 01/01/32	10	10
6.00%, 02/01/32	97	99
7.50%, 04/01/32	258	274
6.00%, 06/01/32	8	8
6.25%, 07/15/32 (b)	300	357
5.50%, 10/01/32	1,246	1,247
6.00%, 11/01/32	80	82
6.00%, 12/01/32	10	10
6.00%, 03/01/33	7	7
5.50%, 04/01/33	149	149
5.50%, 04/01/33	251	251
6.00%, 04/01/33	8	8
6.00%, 05/01/33	38	39
6.00%, 05/01/33	18	19
5.50%, 08/01/33	250	250
5.00%, 09/01/33	2,600	2,540
4.50%, 10/01/33	8	7
5.50%, 10/01/33	1,160	1,160
6.00%, 10/01/33	45	46
5.50%, 11/01/33	542	542
5.50%, 12/01/33	60	60
5.50%, 12/01/33	330	330
5.50%, 03/01/34	256	256
5.00%, 05/01/34	716	699
6.00%, 07/01/34	304	309
6.50%, 12/01/34	540	556
5.00%, 02/01/35	259	253
5.50%, 05/01/35	336	336
5.00%, 06/01/35	408	399
6.50%, 06/01/35	8	8
5.00%, 07/01/35	1,047	1,022
6.50%, 07/01/35	14	14
4.78%, 09/01/35 (i)	196	195
5.00%, 11/01/35	2,304	2,250
5.50%, 11/01/35	864	864
4.40%, 12/01/35 (i)	1,227	1,219
4.50%, 12/01/35	348	329

5.50%, 12/01/35	2,658	2,653
6.00%, 12/01/35	1,017	1,033
6.00%, 12/01/35	1,605	1,630
4.50%, 01/01/36	381	360
5.50%, 02/01/36	400	399
6.00%, 02/01/36	813	825
5.00%, 03/01/36	64	63
5.00%, 04/01/36	931	908
5.00%, 04/01/36	281	274
6.00%, 04/01/36	704	714
4.50%, 08/01/36	491	464
6.00%, 09/01/36	100	101
6.00%, 09/01/36	200	203
6.50%, 09/01/36	486	500
7.00%, 11/01/36	73	77
5.50%, 12/01/36	156	158
5.50%, 12/01/36	1,964	1,960
5.91%, 01/01/37 (i)	171	174
6.05%, 01/01/37 (i)	670	679
5.50%, 02/01/37	482	481
5.65%, 02/01/37 (i)	408	408
6.00%, 02/01/37	918	932
6.50%, 03/01/37	668	687
6.00%, 04/16/37	100	103
6.00%, 05/01/37	2,923	2,967
7.00%, 08/01/37	727	755
6.50%, 09/01/37	384	395
6.50%, 09/01/37	493	507
6.50%, 09/01/37	593	610
		58,362

Federal National Mortgage Association – 27.4%
Federal National Mortgage Association
5.25%, 01/15/09 (b)	500	506
5.00%, 01/23/09	150	152
5.25%, 01/29/09	500	500
3.25%, 02/15/09	350	347
4.25%, 05/15/09 (b)	150	151
5.10%, 09/10/09	500	503
6.63%, 09/15/09	520	546
5.20%, 04/16/10	600	602
4.13%, 05/15/10 (b)	845	856
4.75%, 12/15/10 (b)	1,460	1,506
6.00%, 05/15/11 (b)	700	751
5.63%, 05/19/11 (b)	500	512
5.50%, 01/23/12 (b)	200	200
5.40%, 04/02/12	160	161
5.30%, 05/07/12	100	101
6.13%, 07/17/13	100	101
5.50%, 01/01/14	43	44
5.50%, 03/26/14	100	100
4.63%, 10/15/14 (b)	550	565
5.00%, 04/15/15 (b)	500	525

4.38%, 10/15/15 (b)	390	393
6.50%, 02/01/16	11	11
5.00%, 03/15/16 (b)	400	418
5.50%, 04/01/16	15	16
6.07%, 05/12/16	100	100
6.00%, 06/01/16	89	91
6.00%, 08/22/16	240	242
6.50%, 09/01/16	17	17
6.00%, 10/01/16	138	142
6.50%, 10/01/16	27	28
6.50%, 12/01/16	1	1
4.88%, 12/15/16	500	514
5.50%, 01/01/17	361	367
5.50%, 01/01/17	149	151
5.63%, 01/24/17	100	100
5.00%, 02/13/17 (b)	430	446
5.75%, 02/13/17	100	101
5.50%, 03/01/17	31	32
5.50%, 09/01/17	504	511
5.00%, 10/01/17	44	44
5.50%, 11/01/17	54	55
5.00%, 01/01/18	227	227
5.50%, 01/01/18	82	83
5.00%, 02/01/18	1,838	1,843
5.50%, 02/01/18	189	191
4.50%, 03/01/18	641	631
5.00%, 03/01/18	80	80
5.00%, 05/01/18	28	28
5.00%, 06/01/18	55	55
4.00%, 07/01/18	362	348
5.00%, 07/01/18	73	73
5.00%, 07/01/18	123	123
4.00%, 08/01/18	276	265
5.00%, 08/01/18	44	44
4.00%, 10/01/18	113	108
4.50%, 11/01/18	363	358
4.50%, 11/01/18	637	626
5.00%, 11/01/18	1,035	1,038
5.50%, 12/01/18	155	157
5.50%, 03/01/19	32	32
5.50%, 10/01/19	100	101
5.50%, 04/01/20	431	436
5.50%, 05/01/20	337	342
4.50%, 07/01/20	708	696
5.50%, 07/01/20	907	919
5.00%, 11/01/20	304	304
6.00%, 12/01/20	254	260
4.50%, 03/01/21	167	165
5.70%, 10/05/21	100	102
4.50%, 02/01/22	480	472
5.00%, 03/01/22	571	572
6.00%, 06/01/22	1,889	1,933
5.50%, 07/01/23	34	35

5.50%, 12/01/23	225	226
4.50%, 06/01/24	72	69
5.00%, 05/01/26	929	916
5.50%, 05/01/26	1,107	1,112
6.00%, 09/01/26	249	253
5.00%, 12/01/26	466	460
5.95%, 06/07/27	100	104
6.06%, 07/20/27(i)	100	104
6.25%, 05/15/29 (b)	225	264
5.24%, 01/01/30	1,995	1,999
7.25%, 05/15/30 (b)	540	709
7.00%, 09/01/30	10	10
6.63%, 11/15/30	150	185
7.00%, 02/01/31	81	85
6.00%, 04/01/31	55	56
6.00%, 11/01/31	4	4
5.50%, 01/01/32	244	244
6.00%, 06/01/32	44	45
6.50%, 07/01/32	77	80
7.00%, 07/01/32	24	25
6.00%, 02/01/33	209	213
5.50%, 05/01/33	2,029	2,030
5.50%, 06/01/33	1,923	1,925
5.00%, 09/01/33, TBA (g)	2,000	1,955
5.50%, 10/01/33	1,922	1,924
4.50%, 11/01/33	355	336
4.50%, 11/01/33	477	452
5.00%, 11/01/33	1,630	1,593
5.50%, 11/01/33	395	396
6.00%, 11/01/33	35	36
6.00%, 12/01/33	436	444
6.00%, 12/01/33	1,073	1,092
6.00%, 12/01/33	54	55
5.50%, 01/01/34	166	166
5.00%, 02/01/34	2,534	2,476
5.00%, 04/01/34	325	318
5.00%, 04/01/34	166	162
5.00%, 06/01/34	204	200
5.50%, 07/01/34	1,050	1,050
6.50%, 07/01/34	524	541
4.44%, 08/01/34 (i)	212	211
6.00%, 08/01/34	624	634
5.50%, 12/01/34	1,088	1,088
5.50%, 01/01/35, TBA (g)	2,558	2,558
5.50%, 02/01/35	1,032	1,032
4.50%, 04/01/35	197	186
5.00%, 04/01/35	317	309
6.50%, 04/01/35	230	237
4.67%, 05/01/35 (i)	125	124
4.77%, 05/01/35 (i)	444	444
5.50%, 08/01/35	175	175
4.50%, 10/01/35	83	78
4.85%, 10/01/35 (i)	418	417

6.00%, 10/01/35, TBA (g)	2,031	2,063
5.00%, 11/01/35	1,842	1,799
5.00%, 11/01/35	207	202
5.00%, 11/01/35	979	956
5.50%, 12/01/35	292	292
5.50%, 12/01/35	585	585
7.00%, 12/01/35	8	8
7.00%, 02/01/36	226	236
5.50%, 03/01/36	897	896
6.00%, 06/01/36	846	859
5.58%, 07/01/36 (i)	434	439
6.50%, 08/01/36	695	714
7.00%, 09/01/36	327	340
6.00%, 10/01/36	897	912
6.50%, 10/01/36	2,000	2,056
5.00%, 11/01/36	492	481
5.50%, 11/01/36	365	365
5.41%, 12/01/36 (i)	758	767
6.00%, 12/01/36	1,188	1,206
6.50%, 12/01/36	494	508
6.50%, 01/01/37	864	888
5.45%, 02/01/37 (i)	102	103
5.50%, 02/01/37	953	952
5.62%, 02/01/37 (i)	1,061	1,079
5.72%, 02/01/37 (i)	653	666
6.00%, 02/01/37	938	953
6.50%, 02/01/37	283	291
5.43%, 03/01/37 (i)	549	558
5.50%, 03/01/37	1,902	1,900
7.00%, 03/01/37	408	424
5.00%, 04/01/37	593	579
5.70%, 04/01/37 (i)	232	236
5.86%, 04/01/37 (i)	2,087	2,129
6.00%, 04/01/37	1,914	1,943
5.00%, 05/01/37	997	973
5.50%, 05/01/37	500	499
5.50%, 05/01/37	947	946
6.00%, 06/01/37	1,491	1,514
5.50%, 08/01/37	195	195
7.50%, 11/01/37	200	209
5.00%, 12/01/37	1,000	976
5.50%, 12/01/37	500	499
5.50%, 12/01/37	1,000	999
5.50%, 12/01/37	500	499
6.00%, 12/01/37	1,000	1,016
6.00%, 12/01/37	1,500	1,523
6.00%, 12/01/37	1,000	1,016
		96,212

Government National Mortgage Association - 3.1%
Government National Mortgage Association
8.00%, 04/15/30	20	22
8.50%, 06/15/30	11	12

8.50%, 12/15/30	-	-
6.50%, 01/15/32	136	141
6.00%, 10/15/32	109	112
6.00%, 01/15/33	162	166
5.00%, 03/15/33	12	12
5.00%, 05/15/33	13	13
5.00%, 05/15/33	15	15
5.00%, 05/15/33	12	12
5.00%, 06/15/33	13	13
5.50%, 07/15/33	340	343
5.50%, 07/15/33	342	345
5.00%, 08/15/33	10	10
5.00%, 08/15/33	20	19
5.00%, 08/15/33	128	126
5.00%, 08/15/33	11	11
5.00%, 08/15/33	10	10
5.50%, 08/15/33	260	262
5.50%, 09/15/33	74	75
5.00%, 11/15/33	14	14
6.50%, 12/15/33	199	206
6.00%, 07/15/34	66	67
6.00%, 08/15/34	489	501
5.00%, 01/15/35	771	760
5.00%, 03/15/35	241	238
5.50%, 04/15/35	381	383
6.00%, 05/15/35	194	199
5.00%, 11/15/35	178	175
5.50%, 11/15/35	425	428
5.50%, 12/15/35	407	410
5.50%, 03/15/36	83	83
5.50%, 03/15/36	174	175
6.50%, 03/15/36	152	157
6.00%, 05/15/36	499	511
5.50%, 06/15/36	271	273
6.50%, 06/15/36	488	504
7.00%, 11/15/36	334	349
6.00%, 04/15/37	769	787
5.50%, 05/15/37	993	1,000
5.00%, 12/15/37	600	591
6.00%, 12/15/37	1,000	1,024
6.00%, 12/15/37	300	307
		10,861

Total Government and Agency Obligations (cost $254,325)		259,249

SHORT TERM INVESTMENTS - 31.5%
Mutual Funds - 1.1%
JNL Money Market Fund, 4.58% (a) (h)	4,014	4,014

Securities Lending Collateral - 30.4%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (h)	106,528	106,528
Total Short Term Investments (cost $110,542)		110,542

Total Investments - 132.2% (cost $459,101)		463,345

Forward Sales Commitments, Net (2.1%)		-7,189

Other Assets and Liabilities, Net - (30.1%)		-105,567

Total Net Assets - 100%		$350,589

Forward Sales Commitments
Federal National Mortgage Association - 2.1%
Federal National Mortgage Association
5.00%, 01/01/34, TBA (g)	2,000	$1,951
5.50%, 01/01/37, TBA (g)	2,500	2,497
6.00%, 01/16/37, TBA (g)	2,700	2,741

Total Forward Sales Commitments - 2.1% (proceeds $7,191)		7,189

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund * (w)
COMMON STOCKS - 97.3%
CONSUMER DISCRETIONARY - 9.4%
News Corp. Inc. - Class A	30	$604
Time Warner Inc.	43	717
Walt Disney Co.	27	861
Other Securities		6,218
		8,400

CONSUMER STAPLES - 10.4%
Altria Group Inc.	14	1,062
PepsiCo Inc.	15	1,152
Procter & Gamble Co.	25	1,869
Walgreen Co.	18	682
Wal-Mart Stores Inc.	26	1,230
Other Securities		3,330
		9,325

ENERGY - 12.4%
Chesapeake Energy Corp. (b)	15	568
Chevron Corp.	10	904
ConocoPhillips	14	1,202
Exxon Mobil Corp.	35	3,233
Halliburton Co.	17	631
Murphy Oil Corp.	7	628
Schlumberger Ltd.	13	1,259
Other Securities		2,678
		11,103

FINANCIALS - 16.4%
American International Group Inc.	24	1,415
Bank of America Corp.	34	1,383
Citigroup Inc.	35	1,032
JPMorgan Chase & Co.	28	1,206
Merrill Lynch & Co. Inc.	14	740

Morgan Stanley	16	826
Prudential Financial Inc.	7	657
Wells Fargo & Co.	22	658
Other Securities		6,790
		14,707

HEALTH CARE - 12.9%
Baxter International Inc.	13	766
Bristol-Myers Squibb Co.	30	793
Johnson & Johnson	12	818
Medtronic Inc.	17	862
Merck & Co. Inc.	16	912
Pfizer Inc.	65	1,487
Schering-Plough Corp.	26	698
UnitedHealth Group Inc.	18	1,024
Other Securities		4,213
		11,573

INDUSTRIALS - 10.4%
Boeing Co.	10	901
General Electric Co.	71	2,626
Precision Castparts Corp.	4	610
United Technologies Corp.	12	918
Other Securities		4,240
		9,295

INFORMATION TECHNOLOGY - 15.5%
Apple Inc. (c)	8	1,591
Automatic Data Processing Inc.	13	588
BMC Software Inc. (c)	17	602
Cisco Systems Inc. (c)	37	1,003
Google Inc. - Class A (c)	1	809
Hewlett-Packard Co.	26	1,314
Intel Corp.	31	829
MEMC Electronic Materials Inc. (c)	9	761
Microsoft Corp.	57	2,022
QUALCOMM Inc.	21	834
Other Securities		3,516
		13,869

MATERIALS - 4.2%
Monsanto Co.	8	916
Praxair Inc.	7	648
Other Securities		2,236
		3,800

TELECOMMUNICATION SERVICES - 3.4%
AT&T Inc.	52	2,143
Other Securities		942
		3,085

UTILITIES - 2.3%
Other Securities		2,086

Total Common Stocks (cost $80,838)		87,243

SHORT TERM INVESTMENTS - 10.8%

Mutual Funds - 2.4%
JNL Money Market Fund, 4.58% (a) (h)	2,079	2,079

Securities Lending Collateral - 8.2%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (h)	7,391	7,391

U.S. Treasury Securities - 0.2%
Other Securities (o)		178

Total Short Term Investments (cost $9,648)		9,648

Total Investments - 108.1% (cost $90,486)		96,891

Other Assets and Liabilities, Net - (8.1%)		-7,258

Total Net Assets - 100%		$89,633

JNL/Mellon Capital Management Index 5 Fund
INVESTMENT FUNDS - 100.0%
JNL/Mellon Capital Management Bond Index Fund (a)	536	$5,985
JNL/Mellon Capital Management International Index Fund (a)	341	5,984
JNL/Mellon Capital Management S&P 400 MidCap
Index Fund (a)	405	5,984
JNL/Mellon Capital Management S&P 500 Index Fund (a)	484	5,985
JNL/Mellon Capital Management Small Cap Index Fund (a)	442	5,985
Total Investment Funds (cost $31,485)		29,923

Total Investments - 100.0% (cost $31,485)		29,923

Other Assets and Liabilities, Net - 0.0%		-1

Total Net Assets - 100%		$29,922

JNL/Mellon Capital Management International Index Fund * (w)
COMMON STOCKS - 96.7%
CONSUMER DISCRETIONARY - 10.7%
Daimler AG	43	$4,221
Koninklijke Philips Electronics NV	52	2,254
Mitsubishi Motors Corp.	81	136
Sony Corp.	46	2,495
Sumitomo Rubber Industries Inc. (b)	7	62
Toyota Boshoku Corp.	3	111
Toyota Industries Corp.	8	324
Toyota Motor Corp.	124	6,593
Other Securities		54,939
		71,135

CONSUMER STAPLES - 8.1%
Koninklijke Ahold NV (c)	57	793
Nestle SA	18	8,255
Tesco Plc	359	3,415
Unilever NV	78	2,878
Unilever Plc	60	2,252
Other Securities		35,378
		52,971

ENERGY - 7.7%
BG Group Plc	154	3,520
BP Plc	872	10,672
ENI SpA	119	4,357
Royal Dutch Shell Plc - Class A	166	6,979
Royal Dutch Shell Plc - Class B	126	5,246
Total SA (b)	98	8,181
Other Securities		11,838
		50,793

FINANCIALS - 26.1%
Allianz AG	21	4,439
AXA Asia Pacific Holdings Ltd.	37	238
AXA SA (b)	72	2,878
Banco Bilbao Vizcaya Argentaria SA	171	4,196
Banco Santander Central Hispano SA	286	6,182

Barclays Plc	312	3,130
BNP Paribas (b)	39	4,180
Commonwealth Bank of Australia	59	3,062
Credit Suisse Group	48	2,873
Deutsche Bank AG (b)	23	3,028
Deutsche Boerse AG	9	1,809
Deutsche Postbank AG	4	321
HSBC Holdings Plc	538	9,023
ING Groep NV	86	3,356
ING Industrial Fund (b)	25	56
Intesa Sanpaolo SpA	44	320
Intesa Sanpaolo SpA	352	2,781
Mitsubishi Estate Co. Ltd.	54	1,287
Mitsubishi UFJ Financial Group Inc.	397	3,744
Mitsubishi UFJ Lease & Finance Co. Ltd.	2	71
Mitsui Fudosan Co. Ltd.	39	841
Mitsui Sumitomo Insurance Co. Ltd.	55	533
Mitsui Trust Holding Inc.	38	290
Prudential plc (a)	112	1,589
Royal Bank of Scotland Group Plc	457	4,044
Sumitomo Mitsui Financial Group Inc.	-	2,227
Sumitomo Realty & Development Co. Ltd.	17	416
Sumitomo Trust & Banking Co. Ltd.	59	389
UBS AG	95	4,383
UniCredito Italiano SpA (b)	427	3,543
Other Securities		95,889
		171,118

HEALTH CARE - 6.1%
AstraZeneca Plc	68	2,915
GlaxoSmithKline Plc	258	6,568
Mitsubishi Tanabe Pharma Corp.	11	102
Novartis AG	106	5,816
Roche Holding AG	32	5,548
Sanofi-Aventis (b)	47	4,297
Other Securities		14,535
		39,781

INDUSTRIALS - 11.3%
ABB Ltd.	99	2,861
Deutsche Lufthansa AG (b)	11	281
Deutsche Post AG	36	1,248
Mitsubishi Corp.	62	1,675
Mitsubishi Electric Corp.	89	922
Mitsubishi Heavy Industries Ltd.	147	625
Mitsubishi Logistics Corp.	5	56
Mitsui & Co. Ltd.	78	1,629
Mitsui Engineering & Shipbuilding Co. Ltd.	30	115
Mitsui OSK Lines Ltd.	49	619
Siemens AG (b)	39	6,194
Sumitomo Corp.	48	670
Sumitomo Electric Industries Ltd.	34	536
Sumitomo Heavy Industries Ltd.	25	228

Toyota Tsusho Corp.	10	264
Other Securities		56,295
		74,218

INFORMATION TECHNOLOGY - 5.3%
Nokia Oyj - ADR	180	6,971
Other Securities		27,643
		34,614

MATERIALS - 9.6%
Anglo American Plc	61	3,713
ArcelorMittal (c)	41	3,214
BASF AG	22	3,321
Bayer AG	33	3,031
BHP Billiton Ltd. (b)	153	5,363
BHP Billiton Plc	105	3,238
Koninklijke DSM NV	6	298
Mitsubishi Chemical Holdings Corp. (b)	52	397
Mitsubishi Gas Chemical Co. Inc.	19	185
Mitsubishi Materials Corp. (b)	51	215
Mitsubishi Rayon Co. Ltd.	21	101
Mitsui Chemicals Inc.	28	182
Mitsui Mining & Smelting Co. Ltd.	25	100
Rio Tinto Ltd. (b)	13	1,515
Rio Tinto Plc - ADR	46	4,821
Sumitomo Chemical Co. Ltd.	73	646
Sumitomo Metal Industries Ltd.	184	841
Sumitomo Metal Mining Co. Ltd.	25	423
Sumitomo Osaka Cement Co. Ltd.	13	24
Other Securities		31,313
		62,941

TELECOMMUNICATION SERVICES - 6.1%
Deutsche Telekom AG	129	2,842
France Telecom SA (b)	83	2,999
Telefonica SA	196	6,380
Vodafone Group Plc	2,424	9,063
Other Securities		18,424
		39,708

UTILITIES - 5.7%
E.ON AG (b)	28	6,060
Iberdrola Renovables	30	252
Iberdrola SA (b)	171	2,600
RWE AG	2	225
RWE AG	20	2,851
Suez SA (b)	47	3,226
Other Securities		22,045
		37,259

Total Common Stocks (cost $483,403)		634,538

PREFERRED STOCKS - 0.3%

CONSUMER DISCRETIONARY - 0.2%
Other Securities		1,505

CONSUMER STAPLES - 0.0%
Other Securities		9

HEALTH CARE - 0.1%
Other Securities		155
Total Preferred Stocks (cost $814)		1,669

RIGHTS - 0.0%
Other Securities		9

Total Rights (cost $0)		9

SHORT TERM INVESTMENTS - 20.8%
Mutual Funds - 2.6%
JNL Money Market Fund, 4.58% (a) (h)	17,316	17,316

Securities Lending Collateral - 18.0%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (h)	118,261	118,261

U.S. Treasury Securities - 0.2%
Other Securities (o)		1,272

Total Short Term Investments (cost $136,849)		136,849

Total Investments - 117.8% (cost $621,066)		773,065

Other Assets and Liabilities, Net - (17.8%)		-117,033

Total Net Assets - 100%		$656,032

JNL/Mellon Capital Management S&P 400 MidCap Index Fund * (w)
COMMON STOCKS - 97.4%
CONSUMER DISCRETIONARY - 12.2%
BorgWarner Inc.	46	$2,248
Other Securities		54,880
		57,128

CONSUMER STAPLES - 3.1%
Energizer Holdings Inc. (b) (c)	23	2,560
Other Securities		12,165
		14,725

ENERGY - 9.6%
Arch Coal Inc. (b)	57	2,575
Cameron International Corp. (c)	87	4,200
Denbury Resources Inc. (c)	98	2,911
Exterran Holdings Inc. (c)	26	2,156
FMC Technologies Inc. (b) (c)	52	2,946

Grant Prideco Inc. (b) (c)	51	2,854
Newfield Exploration Co. (b) (c)	52	2,746
Pioneer Natural Resources Co. (b)	49	2,375
Plains Exploration & Production Co. (c)	45	2,441
Pride International Inc. (b) (c)	67	2,265
Southwestern Energy Co. (c)	68	3,806
Other Securities		13,548
		44,823

FINANCIALS - 15.2%
AMB Property Corp.	40	2,305
Eaton Vance Corp. (b)	50	2,249
Everest Re Group Ltd.	25	2,544
New York Community Bancorp Inc. (b)	131	2,296
Other Securities		61,993
		71,387

HEALTH CARE - 12.4%
Covance Inc. (b) (c)	26	2,211
DENTSPLY International Inc.	61	2,743
Health Net Inc. (c)	45	2,153
Henry Schein Inc. (b) (c)	36	2,191
Hologic Inc. (c)	50	3,418
Intuitive Surgical Inc. (b) (c)	15	5,003
Other Securities		40,524
		58,243

INDUSTRIALS - 15.2%
AGCO Corp. (b) (c)	37	2,491
Dun & Bradstreet Corp.	24	2,089
Fastenal Co. (b)	51	2,076
Flowserve Corp.	23	2,197
Harsco Corp.	34	2,160
Joy Global Inc.	43	2,850
KBR Inc. (c)	68	2,628
Roper Industries Inc.	35	2,219
SPX Corp.	21	2,169
Stericycle Inc. (c)	35	2,080
Other Securities		48,172
		71,131

INFORMATION TECHNOLOGY - 14.2%
Activision Inc. (c)	118	3,491
Alliance Data Systems Corp. (b) (c)	32	2,417
Amphenol Corp. - Class A	71	3,310
Avnet Inc. (c)	60	2,099
Cypress Semiconductor Corp. (c)	64	2,314
Harris Corp.	55	3,456
Lam Research Corp. (b) (c)	54	2,340
McAfee Inc. (c)	64	2,398
Western Digital Corp. (b) (c)	88	2,651
Other Securities		41,891
		66,367

MATERIALS - 6.9%
CF Industries Holdings Inc.	19	2,108
Martin Marietta Materials Inc.	17	2,220
Steel Dynamics Inc.	39	2,315
Other Securities		25,552
		32,195

TELECOMMUNICATION SERVICES - 0.9%
Telephone & Data Systems Inc.	43	2,674
Other Securities		1,342
		4,016

UTILITIES - 7.7%
Equitable Resources Inc.	49	2,599
Wisconsin Energy Corp. (b)	47	2,283
Other Securities		31,087
		35,969

Total Common Stocks (cost $413,185)		455,984

SHORT TERM INVESTMENTS - 40.0%
Mutual Funds - 2.7%
JNL Money Market Fund, 4.58% (a) (h)	12,557	12,557

Securities Lending Collateral - 37.2%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (h)	174,257	174,257

U.S. Treasury Securities - 0.1%
Other Securities (o)		497

Total Short Term Investments (cost $187,311)		187,311

Total Investments - 137.4% (cost $600,496)		643,295

Other Assets and Liabilities, Net - (37.4%)		-175,184

Total Net Assets - 100%		$468,111

JNL/Mellon Capital Management S&P 500 Index Fund * (w)
COMMON STOCKS - 98.0%
CONSUMER DISCRETIONARY - 8.4%
Comcast Corp. - Class A (c)	157	$2,862
McDonald’s Corp.	60	3,560
Time Warner Inc.	189	3,122
Walt Disney Co.	97	3,133
Other Securities		43,135
		55,812

CONSUMER STAPLES - 10.0%
Altria Group Inc.	107	8,059
Coca-Cola Co.	101	6,186

Coca-Cola Enterprises Inc. (b)	15	382
CVS Caremark Corp.	75	2,985
Pepsi Bottling Group Inc.	7	265
PepsiCo Inc.	82	6,213
Procter & Gamble Co.	158	11,602
Wal-Mart Stores Inc.	122	5,780
Other Securities		25,420
		66,892

ENERGY - 12.6%
Chevron Corp.	108	10,076
ConocoPhillips	82	7,279
Exxon Mobil Corp.	278	26,070
Occidental Petroleum Corp.	42	3,244
Schlumberger Ltd.	60	5,941
Other Securities		31,563
		84,173

FINANCIALS - 17.2%
American Express Co.	60	3,120
American International Group Inc.	130	7,572
Bank of America Corp.	225	9,272
Bank of New York Mellon Corp. (a)	58	2,815
Citigroup Inc.	254	7,468
Goldman Sachs Group Inc.	21	4,421
JPMorgan Chase & Co.	171	7,482
Morgan Stanley	53	2,836
Wachovia Corp.	100	3,784
Wells Fargo & Co.	171	5,177
Other Securities		60,974
		114,921

HEALTH CARE - 11.8%
Abbott Laboratories	78	4,398
Johnson & Johnson	147	9,777
Medtronic Inc.	58	2,893
Merck & Co. Inc.	110	6,407
Pfizer Inc.	351	7,975
UnitedHealth Group Inc.	67	3,909
Wyeth	68	3,013
Other Securities		39,992
		78,364

INDUSTRIALS - 11.4%
3M Co.	36	3,061
Boeing Co.	40	3,475
General Electric Co.	515	19,097
United Parcel Service Inc. - Class B	53	3,763
United Technologies Corp.	50	3,848
Other Securities		43,031
		76,275

INFORMATION TECHNOLOGY - 16.3%

Apple Inc. (c)	44	8,813
Cisco Systems Inc. (c)	308	8,350
Google Inc. - Class A (c)	12	8,088
Hewlett-Packard Co.	131	6,593
Intel Corp.	296	7,886
International Business Machines Corp. (b)	70	7,532
Microsoft Corp.	408	14,533
Oracle Corp. (c)	200	4,506
QUALCOMM Inc.	85	3,340
Other Securities		38,883
		108,524

MATERIALS - 3.3%
Monsanto Co.	28	3,091
Other Securities		18,738
		21,829

TELECOMMUNICATION SERVICES - 3.5%
AT&T Inc.	309	12,835
Verizon Communications Inc.	147	6,424
Other Securities		4,394
		23,653

UTILITIES - 3.5%
Other Securities		23,455

Total Common Stocks (cost $535,232)		653,898

SHORT TERM INVESTMENTS - 13.8%

Mutual Funds - 1.8%
JNL Money Market Fund, 4.58% (a) (h)	11,720	11,720

Securities Lending Collateral - 11.9%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (h)	79,389	79,389

U.S. Treasury Securities - 0.1%
Other Securities (o)		671

Total Short Term Investments (cost $91,780)		91,780

Total Investments - 111.8% (cost $627,012)		745,678

Other Assets and Liabilities, Net - (11.8%)		-78,595

Total Net Assets - 100%		$667,083

JNL/Mellon Capital Management Small Cap Index Fund * (w)
COMMON STOCKS - 98.7%
CONSUMER DISCRETIONARY - 13.5%
Bally Technologies Inc. (b) (c)	15	$757
Chipotle Mexican Grill Inc. (c)	9	1,146

DeVry Inc.	17	889
Priceline.com Inc. (b) (c)	11	1,209
Sotheby’s Holdings - Class A (b)	18	701
Strayer Education Inc.	4	707
Other Securities		43,562
		48,971

CONSUMER STAPLES - 3.0%
Other Securities		10,902

ENERGY - 6.4%
Atwood Oceanics Inc. (c)	8	785
Exterran Holdings Inc. (b) (c)	17	1,399
Petrohawk Energy Corp. (c)	48	835
Whiting Petroleum Corp. (c)	12	681
Other Securities		19,457
		23,157

FINANCIALS - 18.9%
Alexandria Real Estate Equities Inc. (b)	9	886
Aspen Insurance Holdings Ltd.	25	725
Nationwide Health Properties Inc. (b)	25	798
Realty Income Corp. (b)	28	759
Waddell & Reed Financial Inc. - Class A	24	864
Other Securities		64,820
		68,852

HEALTH CARE - 14.2%
Alexion Pharmaceuticals Inc. (b) (c)	10	779
BioMarin Pharmaceutical Inc. (b) (c)	27	967
Hologic Inc. (c)	34	2,321
Illumina Inc. (b) (c)	15	884
Immucor Inc. (c)	20	667
Inverness Medical Innovations Inc. (b) (c)	18	1,027
MGI Pharma Inc. (b) (c)	23	921
Onyx Pharmaceuticals Inc. (c)	16	868
OSI Pharmaceuticals Inc. (c)	16	800
Perrigo Co.	22	755
Ventana Medical Systems Inc. (b) (c)	8	671
Other Securities		40,953
		51,613

INDUSTRIALS - 14.9%
Bucyrus International Inc. - Class A (b)	11	1,058
FTI Consulting Inc. (c)	13	826
Genlyte Group Inc. (b) (c)	8	775
Hexcel Corp. (b) (c)	27	654
SAIC Inc. (b) (c)	45	903
Other Securities		50,129
		54,345

INFORMATION TECHNOLOGY - 17.8%
Ansys Inc. (b) (c)	22	915

Equinix Inc. (b) (c)	10	1,021
FLIR Systems Inc. (c)	38	1,178
Foundry Networks Inc. (c)	41	727
Itron Inc. (b) (c)	9	819
Micros Systems Inc. (c)	11	793
Nuance Communications Inc. (b) (c)	40	749
Polycom Inc. (b) (c)	25	708
Sybase Inc. (b) (c)	26	680
Other Securities		57,090
		64,680

MATERIALS - 5.5%
AptarGroup Inc. (b)	20	806
CF Industries Holdings Inc.	16	1,730
Coeur d’Alene Mines Corp. (b) (c)	131	646
Hercules Inc. (b)	33	643
Terra Industries Inc. (b) (c)	26	1,261
Other Securities		15,105
		20,191

TELECOMMUNICATION SERVICES - 1.5%
Time Warner Telecom Inc. - Class A (b) (c)	40	815
Other Securities		4,558
		5,373

UTILITIES - 3.0%
ITC Holdings Corp.	12	671
Westar Energy Inc. (b)	25	658
Other Securities		9,795
		11,124

Total Common Stocks (cost $341,345)		359,208

RIGHTS - 0.0%
Other Securities		-

Total Rights (cost $0)		-

WARRANTS - 0.0%
Other Securities		-

Total Warrants (cost $0)		-

SHORT TERM INVESTMENTS - 39.3%

Mutual Funds - 1.0%
JNL Money Market Fund, 4.58% (a) (h)	3,558	3,558

Securities Lending Collateral - 38.2%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (h)	139,144	139,144

U.S. Treasury Securities - 0.1%

Other Securities (o)		303

Total Short Term Investments (cost $143,005)		143,005

Total Investments - 138.0% (cost $484,350)		502,213

Other Assets and Liabilities, Net - (38.0%)		-138,316

Total Net Assets - 100%		$363,897

JNL/Oppenheimer Global Growth Fund
COMMON STOCKS - 96.8%
CONSUMER DISCRETIONARY - 19.2%
Aristocrat Leisure Ltd. (b)	17	$166
Bayerische Motoren Werke AG	81	4,856
Bulgari SpA	130	1,816
Burberry Group Plc	131	1,488
Carnival Corp.	101	4,507
Coach Inc. (c)	29	881
Dish TV India Ltd. (c)	238	609
Grupo Televisa SA - ADR	151	3,587
Hennes & Mauritz AB - Class B	111	6,782
Inditex SA (b)	57	3,502
International Game Technology	56	2,447
Koninklijke Philips Electronics NV	111	4,791
LVMH Moet Hennessy Louis Vuitton SA (b)	46	5,597
McDonald’s Corp.	54	3,205
Pearson Plc	107	1,558
Sega Sammy Holdings Inc.	51	630
Shuffle Master Inc. (b) (c)	25	293
Sirius Satellite Radio Inc. (b) (c)	915	2,771
Sony Corp.	116	6,342
Tiffany & Co. (b)	76	3,498
Tod’s SpA (b)	23	1,635
Toyota Motor Corp.	45	2,370
Walt Disney Co.	118	3,793
Wire & Wireless India Ltd. (c)	187	466
WPP Group Plc	136	1,747
Zee Entertainment Enterprises Ltd.	270	2,218
		71,555
CONSUMER STAPLES - 8.5%
Cadbury Schweppes Plc	308	3,806
Cia de Bebidas das Americas - ADR (b)	39	2,747
Colgate-Palmolive Co.	44	3,422
Diageo Plc	92	1,971
Fomento Economico Mexicano SA de CV	727	2,783
Grupo Modelo SA	335	1,595
Hindustan Lever Ltd.	396	2,133
Reckitt Benckiser Plc	85	4,920
Seven & I Holdings Co. Ltd.	42	1,224
Tesco Plc	392	3,722
Wal-Mart Stores Inc.	73	3,474
		31,797

ENERGY - 6.0%
BP Plc	43	3,148
Chevron Corp.	35	3,249
Husky Energy Inc. (b)	109	4,925
Technip SA (b)	50	3,980
Total SA (b)	28	2,326
Transocean Inc. (b)	34	4,919
		22,547

FINANCIALS - 12.7%
3i Group Plc	45	898
ACE Ltd.	39	2,417
AFLAC Inc.	47	2,912
Allianz AG	23	4,980
American International Group Inc.	62	3,591
BNP Paribas (b)	13	1,364
Credit Saison Co. Ltd.	68	1,855
Credit Suisse Group	89	5,362
HSBC Holdings Plc (b)	206	3,458
ICICI Bank Ltd. - ADR (b)	23	1,442
Investor AB - Class B	127	2,894
Northern Trust Corp.	57	4,357
Royal Bank of Scotland Group Plc	470	4,151
Societe Generale - Class A (b)	22	3,211
Sony Financial Holdings Inc.	-	574
Sumitomo Mitsui Financial Group Inc.	-	2,161
XL Capital Ltd. - Class A	32	1,610
		47,237

HEALTH CARE - 6.5%
Acadia Pharmaceuticals Inc. (c)	25	276
Basilea Pharmaceutical AG	2	364
Chugai Pharmaceutical Co. Ltd. (b)	64	920
Genentech Inc. (b) (c)	19	1,261
Gilead Sciences Inc. (c)	81	3,727
Hospira Inc. (c)	9	371
InterMune Inc. (c)	26	352
Johnson & Johnson	14	960
Nektar Therapeutics (b) (c)	25	167
NicOx SA (c)	18	297
Pharmion Corp. (c)	9	547
Regeneron Pharmaceuticals Inc. (c)	15	362
Roche Holding AG	26	4,527
Sanofi-Aventis (b)	45	4,107
Seattle Genetics Inc. (c)	40	457
Shionogi & Co. Ltd. (b)	168	2,978
Smith & Nephew Plc	162	1,874
Theravance Inc. (c)	40	788
		24,335

INDUSTRIALS - 12.6%
3M Co.	45	3,828

Assa Abloy AB	200	4,023
Boeing Co.	18	1,601
Emerson Electric Co.	84	4,771
Empresa Brasileira de Aeronautica SA - ADR	81	3,697
European Aeronautic Defence & Space Co. NV	121	3,867
Experian Group Ltd.	119	943
Fanuc Ltd.	11	1,028
Lockheed Martin Corp.	23	2,410
Mitsubishi Electric Corp.	142	1,471
Northrop Grumman Corp.	25	1,997
Raytheon Co.	42	2,549
Secom Co. Ltd.	41	2,211
Siemens AG (b)	61	9,638
TNT NV	48	1,978
United Parcel Service Inc. - Class B	13	899
		46,911

INFORMATION TECHNOLOGY - 25.6%
Adobe Systems Inc. (c)	107	4,581
Advanced Micro Devices Inc. (b) (c)	233	1,748
Altera Corp. (b)	117	2,260
Automatic Data Processing Inc.	96	4,279
Cisco Systems Inc. (c)	62	1,681
Corning Inc.	180	4,325
Cree Inc. (b) (c)	81	2,214
eBay Inc. (c)	180	5,961
Hoya Corp.	83	2,632
Infosys Technologies Ltd. - ADR	101	4,507
Intuit Inc. (c)	134	4,248
Juniper Networks Inc. (c)	200	6,640
Keyence Corp.	8	2,008
Kyocera Corp.	20	1,785
Linear Technology Corp. (b)	48	1,542
Maxim Integrated Products Inc.	108	2,857
MediaTek Inc.	276	3,543
Microsoft Corp.	197	7,024
Murata Manufacturing Co. Ltd.	50	2,894
Nidec Corp.	14	1,013
Nintendo Co. Ltd.	4	2,231
Samsung Electronics Co. Ltd.	3	1,925
SAP AG	89	4,618
Square Enix Co. Ltd.	54	1,654
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	285	2,839
Tandberg ASA	99	2,071
Telefonaktiebolaget LM Ericsson - Class B	4,519	10,613
Xilinx Inc. (b)	78	1,708
		95,401

MATERIALS - 0.3%
Praxair Inc.	15	1,286

TELECOMMUNICATION SERVICES - 4.4%
KDDI Corp.	1	3,936

SK Telecom Co. Ltd. - ADR (b)	120	3,582
Vodafone Group Plc	2,408	9,002
		16,520

UTILITIES - 1.0%
Fortum Oyj	82	3,677

Total Common Stocks (cost $294,404)		361,266

PREFERRED STOCKS - 0.8%

CONSUMER DISCRETIONARY - 0.8%
Porsche AG	1	2,910

Total Preferred Stocks (cost $1,305)		2,910

SHORT TERM INVESTMENTS - 20.2%

Mutual Funds - 1.9%
JNL Money Market Fund, 4.58% (a) (h)	7,232	7,232

Securities Lending Collateral - 18.3%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	68,200	68,200

Total Short Term Investments (cost $75,432)		75,432

Total Investments - 117.8% (cost $371,141)		439,608

Other Assets and Liabilities, Net - (17.8%)		-66,277

Total Net Assets - 100%		$373,331

JNL/PAM Asia ex-Japan Fund
COMMON STOCKS - 92.8%
CONSUMER DISCRETIONARY - 9.0%
Hankook Tire Co. Ltd.	6	$119
Huabao International Holdings Ltd.	230	228
LG Electronics Inc.	2	241
PT Astra International Tbk	84	239
Shinsegae Co. Ltd. (c)	-	238
		1,065

ENERGY - 12.5%
Bumi Resources Tbk PT	295	185
China Petroleum & Chemical Corp. (c)	200	296
CNOOC Ltd. (c)	133	223
Korea Electric Power Corp. (c)	4	182
PTT PCL	10	114
SK Energy Co. Ltd.	2	310
Yanzhou Coal Mining Co.	90	175
		1,485

FINANCIALS - 34.9%
ARA Asset Management Ltd. (e) (u)	223	153
Bangkok Bank PCL (c)	48	168
Bank of China Ltd. (c)	461	221
Bumiputra-Commerce Holdings Berhad	56	184
Cathay Financial Holding Co. Ltd. - GDR (c)	83	171
Cheung Kong Holdings Ltd.	12	219
China Construction Bank Corp. (c)	188	157
China Netcom Group Corp. Hong Kong Ltd. (c)	78	232
Chinatrust Financial Holding Co. Ltd. (c)	170	121
DBS Group Holdings Ltd.	17	241
Guangzhou R&F Properties Co. Ltd. (c)	58	205
Hana Financial Group Inc.	5	275
ICICI Bank Ltd. - ADR	4	264
Korea Exchange Bank	15	238
Kowloon Development Co. Ltd.	95	244
Metropolitan Bank & Trust Co.	90	117
Samsung Fire & Marine Insurance Co. Ltd.	-	127
Shui On Land Ltd.	189	218
Sun Hung Kai Properties Ltd.	12	252
Wharf Holdings Ltd., TBA (g)	41	212
Yuanta Financial Holding Co. Ltd.	187	121
		4,140

INDUSTRIALS - 4.7%
BYD Electronics Co. Ltd.	78	151
China Shipping Development Co. Ltd.	88	229
Far Eastern Textile Co. Ltd.	157	182
		562

INFORMATION TECHNOLOGY - 18.5%
AAC Acoustic Technologies Holdings Inc.	136	181
Advanced Semiconductor Engineering Inc.	158	157
Advanced Semiconductor Engineering Inc. - ADR	35	175
Asustek Computer Inc.	12	36
Asustek Computer Inc. - ADR	29	89
AU Optronics Corp.	60	116
AU Optronics Corp. - ADR	5	86
HON HAI Precision Industry Co. Ltd. - ADR	44	362
MediaTek Inc.	18	231
S1 Corp.	4	240
Samsung Electronics Co. Ltd.	1	520
		2,193

MATERIALS - 3.9%
Rio Tinto Ltd.	2	215
Taiwan Cement Corp.	179	246
		461

TELECOMMUNICATION SERVICES - 8.2%
Advanced Info Service PCL	81	231
China Mobile Ltd.	33	575
LG Dacom Corp.	7	162

		968

UTILITIES - 1.1%
Tanjong Plc	23	127

Total Common Stocks (cost $11,236)		11,001

INVESTMENT FUNDS - 5.1%
iShares MSCI India	63	601

Total Investment Funds (cost $594)		601

RIGHTS - 0.1%
Warf Holdings Ltd. - Rights	5	7

Total Rights (cost $0)		7

SHORT TERM INVESTMENTS - 2.1%
Mutual Funds - 2.1%
JNL Money Market Fund, 4.58% (a) (h)	243	243

Total Short Term Investments (cost $243)		243

Total Investments - 100.1% (cost $12,073)		11,852

Other Assets and Liabilities, Net - (0.1%)		-7

Total Net Assets - 100%		$11,845

JNL/PAM China-India Fund
COMMON STOCKS - 93.4%
CONSUMER DISCRETIONARY - 5.2%
GOME Electrical Appliances Holdings Ltd.	46	$116
Huabao International Holdings Ltd.	140	139
		255

CONSUMER STAPLES - 2.8%
ITC Ltd. - ADR	26	141

ENERGY - 11.4%
China Petroleum & Chemical Corp. (c)	158	234
China Shenhua Energy Co. Ltd. (c)	29	171
CNOOC Ltd. (c)	97	163
		568

FINANCIALS - 23.4%
Agile Property Holdings Ltd.	38	68
Axis Bank Ltd. - ADR	5	125
Bank of China Ltd. (c)	337	161
China Merchants Bank Co. Ltd.	33	131
China Netcom Group Corp. Hong Kong Ltd. (c)	41	121
ICICI Bank Ltd. - ADR	4	252
Ping an Insurance Group Co. of China Ltd.	10	106

State Bank of India Ltd. - ADR	2	201
		1,165

HEALTH CARE - 2.2%
Dr. Reddy’s Lab Ltd. - ADR	6	111

INDUSTRIALS - 11.5%
Beijing Capital International Airport Co. Ltd.	44	74
BYD Electronics Co. Ltd.	16	104
China Railway Group Ltd.	55	76
China Shipping Development Co. Ltd.	36	93
Larsen & Toubro Ltd. - ADR	2	226
		573

INFORMATION TECHNOLOGY - 12.8%
AAC Acoustic Technologies Holdings Inc.	108	144
Infosys Technologies Ltd. - ADR	6	259
Satyam Computer Services Ltd. - ADR	6	147
Travelsky Technology Ltd.	85	90
		640

MATERIALS - 11.3%
Anhui Conch Cement Co. Ltd.	8	69
Fosun International Ltd.	42	38
Reliance Industries Ltd. - ADR (c) (e) (u)	2	236
Sterlite Industries India Ltd. - ADR	9	222
		565

TELECOMMUNICATION SERVICES - 4.5%
China Mobile Ltd.	13	226

UTILITIES - 8.3%
China Resources Power Holdings Co. Ltd.	28	95
Gail India Ltd. - ADR	2	148
Reliance Energy Ltd. - ADR	1	173
		416

Total Common Stocks (cost $4,673)		4,660

INVESTMENT FUNDS - 4.9%
iShares MSCI India	25	243

Total Investment Funds (cost $239)		243

SHORT TERM INVESTMENTS - 1.8%

Mutual Funds - 1.8%
JNL Money Market Fund, 4.58% (a) (h)	89	89

Total Short Term Investments (cost $89)		89

Total Investments - 100.1% (cost $5,001)		4,992

Other Assets and Liabilities, Net - (0.1%)		-4

Total Net Assets - 100%		$4,988

JNL/PIMCO Real Return Fund * (w)
OPTIONS - 0.1%
Other Securities		$400

Total Options (cost $302)		400

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED
SECURITIES - 26.6%
Adjustable Rate Mortgage Trust, 5.13%, 09/25/35 (i)	$1,499	1,488
Banc of America Commercial Mortgage Inc.,
5.89%, 07/10/44	2,000	2,078
Banc of America Large Loan, 5.54%, 06/01/09 (e) (f) (i) (u)	1,579	1,576
Bear Stearns Adjustable Rate Mortgage Trust
4.49%, 02/25/34 (i)	1,473	1,429
4.78%, 11/25/34 (i)	1,378	1,370
4.88%, 01/25/35 (i)	2,382	2,380
4.96%, 01/25/35 (i)	1,456	1,444
4.13%, 03/25/35	1,106	1,093
4.55%, 08/25/35	626	616
Bear Stearns Alt-A Trust, 5.90%, 01/25/36 (i)	1,436	1,399
Bear Stearns Asset Backed Securities Trust,
5.87%, 10/25/37 (i)	1,587	1,544
Bear Stearns Structured Products Inc.
5.68%, 01/26/36 (i)	1,514	1,499
4.99%, 01/25/37 (e) (f) (i) (u)	1,518	1,503
5.79%, 12/26/46	1,534	1,514
Chase Credit Card Master Trust
5.14%, 10/15/10 (i)	1,400	1,400
5.20%, 09/15/11 (i)	1,400	1,399
Citibank Credit Card Issuance Trust
5.05%, 02/07/10 (i)	1,400	1,400
2.90%, 05/17/10	1,400	1,391
Citigroup Mortgage Loan Trust Inc.
4.25%, 08/25/35	312	306
4.68%, 08/25/35 (i)	1,503	1,484
4.75%, 08/25/35 (i)	279	275
4.95%, 01/25/37 (i)	842	801
4.98%, 03/25/37 (i)	1,298	1,239
4.93%, 05/25/37 (i)	1,244	1,186
4.93%, 08/25/45 (i)	1,225	1,162
Countrywide Asset-Backed Certificates
5.05%, 09/25/36 (i)	1,350	1,310
4.92%, 03/25/37 (i)	507	495
4.97%, 09/25/37 (i)	1,067	1,044
Countrywide Home Loan Mortgage Pass Through Trust
6.14%, 08/25/34 (i)	1,105	1,099
4.85%, 04/20/35 (i)	1,388	1,385
Credit Suisse First Boston Mortgage Securities Corp.,
4.43%, 04/25/34 (i)	1,486	1,478

First Horizon Mortgage Pass Through-Trust,
4.74%, 07/25/33 (i)	1,474	1,467
First NLC Trust, 4.94%, 08/25/37 (e) (i) (u)	1,268	1,244
First USA Credit Card Master Trust, 5.16%, 04/18/11 (i)	1,400	1,401
GMAC Commercial Mortgage Securities Inc.,
5.24%, 11/10/45	2,000	1,986
Goldman Sachs Mortgage Securities Corp.,
4.63%, 03/06/20 (e) (i) (u)	500	478
Greenwich Capital Commercial Funding Corp.,
5.44%, 01/10/17	4,000	4,024
Harborview Mortgage Loan Trust, 4.61%, 04/19/34 (i)	1,459	1,452
IndyMac Residential Asset Backed Trust,
5.00%, 04/25/37 (i)	1,017	987
4.95%, 07/25/37 (i)	1,127	1,104
JPMorgan Mortgage Acquisition Corp., 4.93%, 05/01/37 (i)	1,176	1,138
Lehman Brothers Mortgage Loan Trust,
4.96%, 06/25/37 (e) (i) (u)	1,233	1,210
MASTR Adjustable Rate Mortgages Trust,
5.02%, 12/25/33 (i)	1,505	1,498
3.79%, 11/21/34 (i)	1,583	1,567
4.98%, 05/25/47 (i)	409	406
MASTR Asset Backed Securities Trust, 4.95%, 05/25/37 (i)	1,056	1,010
Merrill Lynch & Co. Inc. First Franklin, 4.93%, 06/25/37 (i)	1,231	1,188
Merrill Lynch Mortgage Investors Trust
4.56%, 02/25/34 (i)	1,467	1,452
6.44%, 11/21/34 (i)	1,110	1,106
MLCC Mortgage Investors Inc., 4.25%, 10/25/35	2,778	2,698
Morgan Stanley Capital I, 4.93%, 05/25/37 (i)	2,373	2,317
Provident Funding Mortgage Loan Trust, 3.80%, 08/25/33	1,393	1,391
Residential Asset Securities Corp., 4.98%, 02/25/30 (i)	1,076	1,033
Residential Asset Securitization Trust, 5.50%, 06/25/33	535	512
Residential Funding Mortgage Securities I Inc.
5.22%, 09/25/35 (i)	1,529	1,506
4.98%, 02/25/36 (i)	244	241
SLM Student Loan Trust
5.05%, 04/25/12 (i)	282	282
5.06%, 04/25/14 (i)	1,500	1,498
4.85%, 02/15/15 (i)	1,144	1,142
5.08%, 04/25/17 (i)	1,191	1,187
5.07%, 09/25/20 (i)	1,098	1,097
Structured Asset Mortgage Investments Inc.,
5.30%, 10/19/34 (i)	60	59
4.97%, 09/25/47 (i)	632	627
Structured Asset Securities Corp., 4.98%, 04/25/36 (i)	1,400	1,381
Thornburg Mortgage Securities Trust, 4.88%, 03/25/37 (i)	1,482	1,444
Wachovia Bank Commercial Mortgage Trust
5.12%, 08/11/18 (e) (i) (u)	1,258	1,239
5.11%, 06/15/20 (e) (i) (u)	1,264	1,210
Washington Mutual Mortgage Pass-Through Certificates
4.55%, 03/25/33 (i)	717	703
4.21%, 06/25/33	1,449	1,441
Washington Mutual MSC Mortgage Pass-Through Certificates
5.79%, 08/25/46 (i)	2,167	2,125

Wells Fargo Mortgage Backed Securities Trust
4.52%, 11/25/33 (i)	1,400	1,383
5.00%, 12/25/34 (i)	1,525	1,502
Other Securities		13,000

Total Non-U.S. Government Agency Asset-Backed Securities (cost $106,292)		105,523

CORPORATE BONDS AND NOTES - 10.7%
CONSUMER DISCRETIONARY - 0.0%
Other Securities		104

CONSUMER STAPLES - 0.5%
Other Securities		1,797

ENERGY - 1.0%
NGPL PipeCo LLC, 6.51%, 12/15/12 (e) (u)	1,300	1,320
Rockies Express Pipeline LLC, 5.78%, 08/20/09 (e) (i) (u)	1,600	1,600
Other Securities		1,223
		4,143

FINANCIALS - 8.6%
American Express Bank
5.25%, 06/12/09 (i)	1,400	1,395
4.96%, 06/22/09 (i)	1,400	1,396
6.00%, 09/13/17	1,500	1,508
Bank of America NA
5.04%, 02/27/09 (i)	1,200	1,198
5.13%, 06/12/09 (i)	1,400	1,397
Barclays Bank Plc
5.45%, 09/12/12	2,100	2,152
6.05%, 12/04/17 (e) (u)	2,000	2,015
7.43%, (callable at 100 beginning 12/15/17) (e) (p) (u)	200	208
Bear Stearns Cos. Inc., 6.95%, 08/10/12	800	823
Capital One Financial Corp., 6.75%, 09/15/17	1,600	1,535
Chrysler Financial Co. LLC Term Loan, 9.36%, 08/03/14 (i)	1,496	1,435
Citigroup Funding Inc., 4.90%, 04/23/09 (i)	1,300	1,292
Credit Agricole SA, 5.05%, 05/28/09 (e) (i) (u)	1,400	1,401
Export-Import Bank of Korea, 5.21%, 06/01/09 (i)	1,400	1,402
Ford Motor Credit Co.
7.25%, 10/25/11	1,850	1,602
7.80%, 06/01/12	150	131
General Electric Capital Corp., 6.50%, 09/15/17 (e) (u) -- GBP	1,600	3,207
General Motors Acceptance Corp., 6.03%, 09/23/08 (i)	1,400	1,352
Goldman Sachs Group Inc., 6.75%, 10/01/37	1,800	1,764
Lehman Brothers Holdings Inc.
6.20%, 09/26/14	200	204
7.00%, 09/27/27	100	101
Merrill Lynch & Co. Inc., 6.40%, 08/28/17	800	813
Morgan Stanley, 4.93%, 05/07/09 (i)	1,300	1,284
Wachovia Bank NA, 4.67%, 10/03/08 (i)	1,300	1,297
Wells Fargo & Co., 5.63%, 12/11/17	1,100	1,101
Other Securities		2,155
		34,168

MATERIALS - 0.2%
Other Securities		802

TELECOMMUNICATION SERVICES - 0.4%
BellSouth Corp., 4.20%, 04/26/21 (e) (u)	1,400	1,395
Other Securities		203
		1,598

Total Corporate Bonds and Notes (cost $42,601)		42,612

GOVERNMENT AND AGENCY OBLIGATIONS - 167.4%
GOVERNMENT SECURITIES - 118.4%

Municipals - 0.3%
Other Securities		1,355

Treasury Inflation Index Securities - 115.1%
U.S. Treasury Inflation Index Note
3.88%, 01/15/09, TBA (g)	15,000	19,674
0.88%, 04/15/10, TBA (g)	60,000	65,951
2.38%, 04/15/11, TBA (g)	15,400	16,897
2.00%, 04/15/12, TBA (g)	62,900	67,122
2.00%, 01/15/14, TBA (g) (r)	23,432	46,835
2.00%, 07/15/14, TBA (g) (r)	1,829	3,207
2.00%, 01/15/16, TBA (g) (r)	2,315	3,025
2.50%, 07/15/16, TBA (g)	79,000	87,159
2.38%, 01/15/17, TBA (g) (r)	1,738	2,077
2.63%, 07/15/17, TBA (g) (r)	9,758	10,768
2.38%, 01/15/25, TBA (g) (r)	20,774	30,837
2.00%, 01/15/26, TBA (g) (r)	14,291	16,041
2.38%, 01/15/27, TBA (g)	54,000	59,164
3.63%, 04/15/28, TBA (g)	17,500	28,640
		457,397

U.S. Treasury Securities - 3.0%
U.S. Treasury Note, 4.63%, 02/29/12, TBA (g)	11,500	12,068

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 49.0%
Federal Home Loan Mortgage Corp. – 16.4%
Federal Home Loan Mortgage Corp.
4.50%, 11/15/13	851	849
5.50%, 05/15/16	1,353	1,365
5.26%, 02/15/19 (i)	5,210	5,181
5.18%, 07/15/19 (i)	2,541	2,529
5.00%, 02/15/20	994	998
5.18%, 10/15/20 (i)	2,545	2,534
5.00%, 05/15/27	1,328	1,336
5.50%, 01/01/34 TBA (g)	2,300	2,295
6.75%, 07/01/36 (i)	2,181	2,228
6.70%, 09/01/36 (i)	2,422	2,472
6.00%, 10/01/36	398	404
6.68%, 10/01/36 (i)	2,652	2,723

6.00%, 11/01/36	8,620	8,749
5.50%, 12/01/36	2,085	2,081
6.00%, 01/01/37	2,984	3,029
6.00%, 04/01/37	859	872
5.50%, 05/01/37	3,282	3,276
6.00%, 05/01/37	398	404
6.00%, 08/01/37	1,002	1,017
6.00%, 08/01/37	12,701	12,891
5.50%, 09/01/37	500	499
6.00%, 09/01/37	3,954	4,013
6.00%, 09/01/37	392	398
6.00%, 11/01/37	405	411
6.00%, 11/01/37	592	601
6.00%, 11/01/37	592	600
5.50%, 12/01/37	291	290
5.50%, 12/01/37	1,009	1,007
		65,052

Federal National Mortgage Association – 29.4%
Federal National Mortgage Association
5.00%, 02/25/17	1,124	1,128
6.00%, 09/01/22	2,452	2,509
6.00%, 09/01/22	2,372	2,427
4.77%, 11/01/35 (i)	699	700
5.50%, 12/01/36	2,880	2,876
5.00%, 01/01/37	1,016	991
6.00%, 01/16/37, TBA (g)	1,800	1,828
5.00%, 02/01/37	170	165
5.00%, 02/01/37	176	172
5.50%, 02/01/37	18,720	18,700
5.50%, 02/01/37	387	387
6.00%, 02/01/37	9,807	9,961
6.00%, 02/01/37	10,276	10,437
5.50%, 03/01/37	2,941	2,938
5.00%, 04/01/37	1,009	984
6.00%, 04/01/37	799	812
5.00%, 05/01/37	92	91
5.50%, 05/01/37	299	299
5.50%, 05/01/37	280	280
5.50%, 07/01/37	200	200
6.00%, 07/01/37	7,861	7,984
4.93%, 07/25/37 (i)	1,409	1,355
5.50%, 09/01/37	1,635	1,633
6.00%, 10/01/37	8,734	8,869
6.00%, 10/01/37	6,951	7,059
6.00%, 10/01/37	6,910	7,017
6.00%, 10/01/37	139	142
6.00%, 10/01/37	7,982	8,106
6.00%, 10/01/37	8,784	8,920
5.50%, 11/01/37	1,000	999
6.00%, 11/01/37	3,988	4,050
5.50%, 12/01/37	1,000	999
5.50%, 12/01/37	1,300	1,298

5.50%, 12/01/37	500	499
		116,815

Government National Mortgage Association - 2.7%
Government National Mortgage Association
6.00%, 01/15/29	2	2
6.00%, 02/15/29	3	3
6.00%, 01/15/32	5	5
5.50%, 02/15/36	515	519
6.00%, 04/15/36	487	499
6.50%, 05/15/36	47	49
6.50%, 07/15/36	901	932
6.50%, 11/15/36	49	50
5.50%, 01/15/37	77	78
6.50%, 01/15/37	254	263
5.50%, 07/15/37	398	401
6.00%, 07/15/37	990	1,014
6.00%, 07/15/37	534	547
6.00%, 07/15/37	532	545
6.50%, 07/15/37	2,154	2,225
6.00%, 08/15/37	465	476
6.50%, 08/15/37	872	900
6.50%, 08/15/37	287	297
6.50%, 09/15/37	1,074	1,109
6.50%, 09/15/37	921	951
		10,865

Small Business Administration Participation Certificates - 0.5%
Small Business Administration Participation Certificates,
5.29%, 12/01/27	2,000	2,012

Total Government and Agency Obligations (cost $666,347)		665,564

SHORT TERM INVESTMENTS - 12.6%
Certificates of Deposit – 2.4%
Dexia Credit SA NY, 4.80%, 09/29/08	2,600	2,600
Fortis Bank NY
4.79%, 06/30/08	1,200	1,199
4.78%, 09/30/08	2,600	2,594
Skandinaviska Enskilda Banken NY, 4.87%, 02/13/09	1,200	1,199
Other Securities		2,099
		9,691

Commercial Paper - 8.6%
Barclays U.S. Funding LLC, 4.82%, 02/06/08	2,900	2,885
Danske Bank A/S, 4.74%, 02/08/08 (e) (u)	9,900	9,843
Palisades, 5.94%, 02/01/08 (e) (u)	3,800	3,781
Skandi Ensk Bank, 4.73%, 02/08/08 (e) (u)	9,600	9,545
UBS Finance LLC, 4.23%, 01/02/08	7,400	7,399
Other Securities		791
		34,244

Federal Home Loan Mortgage Corp. – 0.1%

Federal Home Loan Mortgage Corp., 4.31%, 01/28/08	400	399

Mutual Funds - 0.7%
JNL Money Market Fund, 4.58% (a) (h)	2,936	2,936

U.S. Treasury Securities - 0.8%
U.S. Treasury Bill
3.20%, 02/28/08 (o)	555	552
2.98%, 03/13/08 (o)	2,495	2,480
		3,032

Total Short Term Investments (cost $50,326)		50,302

Total Investments - 217.4% (cost $865,868)		864,401

Forward Sales Commitments, Net – (44.5%)		-177,087

Other Assets and Liabilities, Net - (72.9%)		-289,795

Total Net Assets - 100%		$397,519

Forward Sales Commitments
GOVERNMENT AND AGENCY OBLIGATIONS – 44.5%
GOVERNMENT SECURITIES - 26.9%
Treasury Inflation Index Securities - 23.1%
U.S. Treasury Inflation Index Note
3.88%, 01/15/09, TBA (g) (r)	$10,400	$13,641
0.88%, 04/15/10, TBA (g) (r)	16,100	17,697
2.38%, 04/15/11, TBA (g) (r)	1,700	1,865
2.00%, 04/15/12, TBA (g) (r)	11,600	12,379
2.50%, 07/15/16, TBA (g) (r)	37,000	40,821
2.38%, 01/15/27, TBA (g) (r)	5,000	5,478
		91,881
U.S. Treasury Securities - 3.8%
U.S. Treasury Bond, 4.75%, 02/15/37, TBA (g)	1,400	1,465
U.S. Treasury Note
4.63%, 02/29/12, TBA (g)	6,000	6,296
4.13%, 08/31/12, TBA (g)	2,100	2,162
4.25%, 08/15/14, TBA (g)	200	207
4.75%, 08/15/17, TBA (g)	4,700	4,964
		15,094

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 17.6%
Federal Home Loan Mortgage Corp. - 8.5%
Federal Home Loan Mortgage Corp. 6.00%,
01/16/31, TBA (g)	33,400	33,891

Federal National Mortgage Association - 6.3%
Federal National Mortgage Association
6.00%, 01/17/17, TBA (g)	4,900	5,014
5.00%, 01/01/34, TBA (g)	2,500	2,439
6.00%, 01/16/37, TBA (g)	17,200	17,463
		24,916

Government National Mortgage Association - 2.8%
Government National Mortgage Association
6.00%, 01/24/32, TBA (g)	3,100	3,174
6.50%, 01/24/32, TBA (g)	6,900	7,124
5.50%, 01/01/34, TBA (g)	1,000	1,007
		11,305

Total Forward Sales Commitments-
44.5% (proceeds $183,646)		$177,087

JNL/PIMCO Total Return Bond Fund * (w)
PREFERRED STOCKS - 0.4%
FINANCIALS - 0.4%
Other Securities		$4,411

Total Preferred Stocks (cost $4,427)		4,411

OPTIONS - 1.1%
Other Securities		11,600

Total Options (cost $2,243)		11,600

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 12.3%
Banc of America Funding Corp., 4.11%, 05/25/35 (i)	$855	844
Banc of America Mortgage Securities
6.50%, 10/25/31	182	185
6.50%, 09/25/33	78	79
Bear Stearns Adjustable Rate Mortgage Trust
6.27%, 11/25/30 (i)	8	7
5.61%, 02/25/33 (i)	57	57
5.79%, 02/25/33 (i)	47	48
5.04%, 04/25/33 (i)	207	208
4.61%, 01/25/34 (i)	531	525
4.78%, 11/25/34 (i)	886	881
5.07%, 11/25/34 (i)	2,627	2,623
4.13%, 03/25/35	12,891	12,678
4.75%, 10/25/35	3,076	3,055
Bear Stearns Alt-A Trust
5.37%, 05/25/35 (i)	1,030	1,018
5.53%, 09/25/35 (i)	627	618
Bear Stearns Structured Products Inc.
5.68%, 01/26/36 (i)	1,892	1,874
4.99%, 01/25/37 (e) (f) (i) (u)	4,745	4,696
5.79%, 12/26/46	1,054	1,041
Citigroup Mortgage Loan Trust Inc.
4.70%, 12/25/35 (i)	319	313
4.93%, 08/25/45 (i)	3,062	2,906
Countrywide Alternative Loan Trust, 5.05%, 01/25/46 (i)	1,125	1,062
Countrywide Asset-Backed Certificates, 4.98%, 10/25/36 (i)	912	892
Countrywide Home Loan Mortgage Pass Through Trust
5.14%, 05/25/34 (i)	21	21

4.80%, 11/25/34 (i)	1,657	1,645
4.73%, 02/20/35 (i)	2,963	2,947
5.25%, 02/20/36	371	368
Deutsche Bank Alternate Loan Trust, 4.95%, 03/25/37 (i)	892	883
First USA Credit Card Master Trust, 5.16%, 04/18/11 (i)	3,900	3,901
GE Capital Commercial Mortgage Corp., 4.23%, 12/10/37	2,875	2,856
Goldman Sachs Mortgage Securities Corp.,
4.63%, 03/06/20 (e) (i) (u)	1,963	1,877
GSR Mortgage Loan Trust
4.54%, 09/25/35 (i)	3,834	3,801
5.25%, 11/25/35 (i)	1,829	1,766
JPMorgan Mortgage Acquisition Corp., 4.92%, 08/25/36 (i)	496	487
JPMorgan Mortgage Trust, 5.02%, 02/25/35 (i)	887	869
Lehman Brothers Commercial Mortgage Trust,
5.11%, 09/15/21 (e) (i) (u)	268	268
MASTR Adjustable Rate Mortgages Trust,
3.79%, 11/21/34 (i)	1,583	1,567
MASTR Asset Backed Securities Trust
4.92%, 03/25/37 (i)	1,123	1,086
4.95%, 05/25/37 (i)	1,207	1,154
Merrill Lynch Mortgage Investors Trust
3.88%, 05/25/33	2,082	2,040
5.08%, 02/25/36 (i)	560	539
4.94%, 08/25/36 (i)	2,575	2,539
Morgan Stanley Capital I, 5.09%, 10/15/20 (e) (i) (u)	662	647
Morgan Stanley Mortgage Loan Trust, 4.91%, 01/25/37 (i)	1,212	1,185
SLM Student Loan Trust
5.05%, 04/25/12 (i)	911	911
5.07%, 10/25/14 (i)	5,157	5,147
5.08%, 01/25/16 (i)	357	358
5.08%, 10/15/16 (i)	2,072	2,065
Soundview Home Equity Loan Trust
4.92%, 09/01/36 (i)	540	529
4.95%, 01/25/37 (i)	4,198	4,117
Structured Asset Mortgage Investments Inc.
5.30%, 09/19/32 (i)	112	109
5.22%, 07/19/35 (i)	1,164	1,120
5.00%, 01/01/37 (i)	2,363	2,247
Structured Asset Securities Corp.
6.04%, 02/25/32 (i)	4	5
5.16%, 01/25/33 (i)	13	14
4.92%, 10/25/36 (i)	1,395	1,342
Thornburg Mortgage Securities Trust
4.99%, 06/25/36 (i)	2,895	2,829
4.98%, 12/25/36 (i)	1,251	1,222
Wachovia Bank Commercial Mortgage Trust
5.12%, 08/11/18 (e) (i) (u)	8,037	7,915
5.11%, 06/15/20 (e) (i) (u)	2,257	2,161
Wells Fargo Mortgage Backed Securities Trust
4.95%, 01/25/35 (i)	2,112	2,088
4.95%, 03/25/36	1,524	1,507
Other Securities		24,806

Total Non-U.S. Government Agency Asset-Backed Securities (cost $129,955)		128,548

CORPORATE BONDS AND NOTES - 31.3%
CONSUMER DISCRETIONARY - 1.3%
Walt Disney Co., 5.29%, 07/16/10 (i)	4,400	4,355
Other Securities		9,579
		13,934

CONSUMER STAPLES - 0.5%
Wal-Mart Stores Inc., 4.89%, 06/16/08 (i)	3,300	3,301
Other Securities		2,136
		5,437

ENERGY - 0.8%
Other Securities		7,985

FINANCIALS - 24.8%
AIG Matched Funding Corp., 4.99%, 06/16/08 (e) (i) (u)	1,400	1,400
American Express Bank, 6.00%, 09/13/17	600	604
American Express Co., 5.25%, 06/12/09 (i)	8,700	8,668
American International Group Inc.
5.08%, 06/16/09 (e) (i) (u)	1,200	1,199
5.05%, 10/01/15	200	193
5.85%, 01/16/18	4,500	4,529
6.25%, 03/15/37	800	716
ANZ National International Ltd., 4.94%, 08/07/09 (e) (i) (u)	4,800	4,786
Bank of America Corp.
4.88%, 11/06/09 (i)	200	199
6.00%, 09/01/17	1,700	1,737
Bank of America NA
5.04%, 02/27/09 (i)	500	499
5.13%, 06/12/09 (i)	5,300	5,288
5.27%, 06/15/16 (i)	700	683
6.00%, 10/15/36	600	574
Bank of Ireland, 5.28%, 01/15/10 (i)	4,700	4,706
Barclays Bank Plc
4.99%, 03/17/08 (i)	3,500	3,501
5.45%, 09/12/12	10,700	10,967
6.05%, 12/04/17 (e) (u)	1,600	1,612
Bear Stearns Cos. Inc.
4.92%, 03/30/09 (i)	2,500	2,437
5.49%, 07/16/09 (i)	800	769
5.07%, 08/21/09 (i)	2,300	2,215
5.03%, 05/18/10 (i)	5,600	5,292
BNP Paribas,
5.19% (callable at 100 beginning 06/29/15) (e) (p) (u)	4,100	3,732
CIT Group Inc.
5.09%, 12/19/08 (i)	500	472
5.13%, 01/30/09 (i)	6,200	5,825
5.03%, 08/17/09 (i)	400	371
Citigroup Capital XXI, 8.30%, 12/21/57	1,300	1,357
Citigroup Funding Inc.

5.14%, 12/08/08 (i)	500	496
4.90%, 04/23/09 (i)	1,200	1,193
4.86%, 06/26/09 (i)	1,200	1,182
Citigroup Global Markets Holdings Inc.
5.19%, 03/07/08 (i)	1,700	1,701
5.09%, 03/17/09 (i)	400	396
Citigroup Inc.
4.90%, 12/26/08 (i)	2,600	2,589
5.02%, 01/30/09 (i)	2,600	2,579
4.87%, 12/28/09 (i)	400	393
5.50%, 08/27/12	1,500	1,530
5.30%, 10/17/12	600	608
5.85%, 07/02/13	400	412
6.00%, 08/15/17	2,200	2,245
6.13%, 08/25/36	1,700	1,609
Deutsche Bank AG London, 6.00%, 09/01/17	3,000	3,111
ENEL Finance International SA, 6.25%, 09/15/17 (e) (u)	4,700	4,756
Fortis Bank NY, 4.80%, 04/28/08 (i)	900	900
General Electric Capital Corp.
4.69%, 01/05/09 (i)	3,000	2,997
5.10%, 10/26/09 (i)	2,100	2,095
5.25%, 01/20/10 (i)	1,900	1,878
4.71%, 10/06/10 (i)	2,000	1,983
4.94%, 08/15/11 (i)	2,600	2,555
4.85%, 01/08/16 (i)	200	196
5.50%, 09/15/67 (e) (u) -- EUR	6,100	8,628
6.38%, 11/15/67	3,200	3,304
Goldman Sachs Group Inc.
4.97%, 11/10/08 (i)	1,600	1,596
4.92%, 12/23/08 (i)	700	698
4.97%, 06/23/09 (i)	5,100	5,018
5.63%, 01/15/17	2,200	2,148
6.25%, 09/01/17	4,400	4,577
6.75%, 10/01/37	6,300	6,173
HSBC Bank USA, 5.29%, 06/10/09 (i)	3,000	2,989
HSBC Finance Corp.
5.12%, 09/15/08 (i)	4,100	4,098
5.24%, 10/21/09 (i)	1,000	995
HSBC Holdings Plc
6.50%, 05/02/36	500	486
6.50%, 09/15/37	700	678
JPMorgan Chase & Co.
4.92%, 05/07/10 (i)	2,300	2,283
6.00%, 01/15/18	1,200	1,221
JPMorgan Chase Bank NA, 6.00%, 10/01/17	2,400	2,441
JPMorgan Chase Capital XX, 6.55%, 09/29/36	300	271
Lehman Brothers Holdings Inc.
4.91%, 11/24/08 (i)	4,800	4,726
4.93%, 12/23/08 (i)	200	197
4.79%, 04/03/09 (i)	600	587
5.13%, 11/10/09 (i)	900	874
4.98%, 11/16/09 (i)	400	390
5.17%, 05/25/10 (i)	1,100	1,057

5.43%, 07/18/11 (i)	1,100	1,043
6.20%, 09/26/14	1,700	1,731
Merrill Lynch & Co. Inc.
5.11%, 08/22/08 (i)	1,000	994
4.95%, 05/08/09 (i)	2,600	2,530
4.96%, 08/14/09 (i)	1,400	1,370
5.21%, 12/04/09 (i)	1,700	1,648
5.28%, 07/25/11 (i)	1,900	1,770
6.05%, 08/15/12	600	612
6.40%, 08/28/17	1,900	1,930
MetLife Global Funding Inc., 4.95%, 05/17/10 (e) (i) (u)	3,000	2,978
MetLife, Inc., 6.40%, 12/15/36	500	458
Morgan Stanley
5.42%, 01/22/09 (i)	3,700	3,658
5.01%, 02/09/09 (i)	2,900	2,864
4.93%, 05/07/09 (i)	2,000	1,975
6.25%, 08/28/17	400	407
Nordea Bank Finland NY
4.79%, 03/31/08 (i)	1,100	1,100
4.99%, 05/28/08 (i)	1,200	1,200
Nordea Bank Finland Plc, 5.23%, 04/09/09 (i)	3,400	3,396
RBS Capital Trust I,
4.71% (callable at 100 beginning 07/01/13) (p)	800	720
Royal Bank of Scotland Group Plc, 5.23%, 07/21/08 (e) (i) (u)	2,400	2,399
Santander Perpetual SA Unipersonal,
6.67% (callable at 100 beginning 10/24/17) (e) (p) (u)	3,400	3,409
Santander U.S. Debt SA UNI, 5.20%, 11/20/09 (e) (i) (u)	3,200	3,161
SLM Corp.
6.00%, 06/30/08, TBA (f) (g) (t)	1,900	1,893
5.22%, 07/27/09 (i)	1,000	941
Wachovia Bank NA
4.85%, 06/27/08 (i)	1,400	1,399
4.67%, 10/03/08 (i)	1,100	1,098
4.92%, 03/23/09 (i)	1,600	1,596
Wachovia Corp.
5.03%, 10/28/08 (i)	3,600	3,591
5.17%, 12/01/09 (i)	200	197
5.37%, 10/15/11 (i)	600	587
Wells Fargo & Co., 5.09%, 09/15/09 (i)	1,000	993
Other Securities		38,856
		259,674

HEALTH CARE - 0.6%
Other Securities		5,975

INDUSTRIALS - 0.5%
General Electric Co., 5.19%, 12/09/08 (i)	3,400	3,405
Other Securities		2,129
		5,534

INFORMATION TECHNOLOGY - 1.3%
International Business Machines Corp., 5.70%, 09/14/17	13,200	13,646

MATERIALS - 0.4%
Other Securities		4,134

TELECOMMUNICATION SERVICES - 1.1%
Verizon Communications Inc., 4.75%, 04/03/09 (i)	3,600	3,567
Other Securities		7,549
		11,116

UTILITIES - 0.0%
Virginia Electric & Power Co., 6.35%, 11/30/37	200	205

Total Corporate Bonds and Notes (cost $328,750)		327,640

GOVERNMENT AND AGENCY OBLIGATIONS - 75.6%
GOVERNMENT SECURITIES – 2.7%
Municipals - 0.3%
Other Securities		3,449

Sovereign - 0.2%
Other Securities		1,549

Treasury Inflation Index Securities - 0.9%
U.S. Treasury Inflation Index Note
2.38%, 04/15/11, TBA (g)	300	330
2.00%, 01/15/14, TBA (g) (r)	649	1,051
2.63%, 07/15/17, TBA (g)	1,200	1,305
2.38%, 01/15/25, TBA (g) (r)	612	931
2.00%, 01/15/26, TBA (g) (r)	2,199	2,516
2.38%, 01/15/27, TBA (g) (r)	1,739	2,082
3.63%, 04/15/28, TBA (g) (r)	129	818
		9,033

U.S. Treasury Securities – 1.3%
U.S. Treasury Bond, 4.50%, 05/15/17, TBA (g)	13,250	13,733

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 72.9%
Federal Home Loan Mortgage Corp. – 14.8%
Federal Home Loan Mortgage Corp.
6.00%, 03/01/16	32	32
6.00%, 03/01/16	39	40
6.00%, 03/01/16	9	10
6.00%, 08/01/16	28	29
5.00%, 11/01/18	537	538
5.26%, 02/15/19 (i)	10,234	10,176
5.18%, 07/15/19 (i)	2,450	2,439
5.18%, 08/15/19 (i)	11,135	11,085
5.18%, 10/15/20 (i)	14,999	14,934
7.00%, 05/15/23	464	480
6.00%, 08/01/26	3,694	3,762
7.31%, 07/01/27 (i)	2	1
6.00%, 09/01/27	9,806	9,980
5.48%, 11/15/30 (i)	7	6
6.00%, 01/16/31, TBA (g)	43,000	43,632

7.50%, 03/01/32 (f)	188	191
6.00%, 10/01/32	94	96
6.00%, 10/01/32	141	144
6.00%, 03/01/33	276	281
6.00%, 08/01/33	135	137
5.50%, 01/01/34, TBA (g)	1,000	998
4.50%, 03/15/34	7,337	6,173
5.50%, 02/01/35, TBA (g)	41,000	40,885
4.91%, 11/25/36 (f) (i)	4,095	4,040
5.50%, 03/01/37	4,973	4,962
6.06%, 02/25/45 (i)	143	143
		155,194

Federal National Mortgage Association – 57.6%
Federal National Mortgage Association
5.50%, 11/01/13	8	8
5.50%, 03/01/16	94	95
6.00%, 04/01/16	37	38
6.00%, 04/01/16	55	57
6.00%, 04/01/16	75	76
6.00%, 05/01/16	56	57
6.00%, 08/01/16	34	35
6.00%, 09/01/16	18	18
6.00%, 11/01/16	63	64
6.00%, 11/01/16	35	36
5.50%, 12/01/16	63	64
5.50%, 12/01/16	134	136
5.50%, 12/01/16	16	17
5.50%, 12/01/16	25	25
5.50%, 01/01/17	43	44
5.50%, 01/01/17	19	19
5.50%, 01/01/17	14	14
6.00%, 02/01/17	3	3
6.00%, 02/01/17	18	18
5.00%, 02/25/17	356	358
5.50%, 03/01/17	77	78
6.00%, 03/01/17	14	15
6.00%, 03/01/17	27	27
6.00%, 03/01/17	57	59
6.00%, 04/01/17	13	13
6.00%, 04/01/17	63	65
6.00%, 04/01/17	4	4
6.00%, 05/01/17	9	9
6.00%, 05/01/17	14	14
5.50%, 10/01/17	68	69
6.00%, 10/01/17	63	64
5.50%, 11/01/17	2	2
5.50%, 11/01/17	41	41
5.00%, 01/21/18, TBA (g)	6,000	6,077
5.00%, 05/01/18	20	20
5.00%, 06/01/18	285	286
5.00%, 08/01/18	1,339	1,342
5.00%, 09/01/18	184	184

5.00%, 09/01/18	344	345
5.00%, 09/01/18	210	211
5.00%, 10/01/18	431	432
5.00%, 01/01/19	481	482
5.00%, 02/01/19	168	168
5.00%, 04/01/19	371	372
5.00%, 06/01/19	312	313
5.00%, 06/01/19	883	885
5.00%, 10/01/19	596	597
5.00%, 10/01/19	918	920
5.00%, 12/01/19	1,216	1,218
5.00%, 12/01/19	271	271
5.00%, 07/01/20	366	366
5.00%, 10/01/20	19	19
5.00%, 04/01/21	859	859
5.00%, 04/01/21	423	424
6.00%, 12/01/26	8,841	9,004
6.00%, 02/01/27	4,588	4,672
6.00%, 06/01/27	6,009	6,120
6.00%, 08/01/27	9,815	9,996
6.00%, 09/01/27	9,790	9,970
6.00%, 10/01/27	9,852	10,033
6.00%, 11/01/27	19,824	20,189
6.50%, 07/01/29	1	1
6.50%, 12/01/29	1	1
5.50%, 11/01/32	608	609
5.50%, 11/01/32	797	798
5.50%, 11/01/32	112	112
5.50%, 11/01/32	655	656
5.50%, 01/01/33	610	611
6.00%, 03/01/33	47	48
5.00%, 04/25/33	763	751
5.50%, 06/01/33	1,298	1,299
5.50%, 07/01/33	15	15
5.50%, 08/01/33	529	529
5.50%, 10/01/33	22	22
5.50%, 11/01/33	242	242
5.50%, 11/01/33	568	569
5.50%, 11/01/33	21	21
5.50%, 11/01/33	13	13
5.50%, 11/01/33	23	23
5.50%, 12/01/33	373	373
5.50%, 12/01/33	234	234
5.00%, 01/01/34, TBA (g)	30,600	29,854
5.50%, 01/01/34	83	83
5.50%, 02/01/34	285	285
5.50%, 02/01/34	362	362
5.50%, 02/01/34	617	617
5.50%, 03/01/34	29	29
5.50%, 03/01/34	1,941	1,944
5.50%, 03/01/34	424	424
5.50%, 03/01/34	325	325
5.50%, 04/01/34	5,185	5,191

5.50%, 04/01/34	318	318
5.50%, 04/01/34	14	14
5.50%, 05/01/34	1,167	1,168
5.50%, 06/01/34	345	345
5.50%, 06/01/34	18	18
5.50%, 06/01/34	52	52
5.50%, 06/01/34	1,920	1,920
5.50%, 07/01/34	588	588
5.50%, 07/01/34	119	119
5.50%, 07/01/34	190	190
5.50%, 09/01/34	2,784	2,784
5.50%, 10/01/34	677	677
5.50%, 11/01/34	1,178	1,178
5.50%, 12/01/34	667	667
6.00%, 12/01/34	9	9
4.91%, 01/01/35 (i)	2,704	2,703
5.50%, 01/01/35	715	715
5.50%, 01/01/35	6,290	6,290
5.50%, 02/01/35	400	399
5.50%, 02/01/35	7,082	7,073
5.50%, 02/01/35	220	220
5.50%, 02/01/35	5,504	5,501
5.50%, 02/01/35	598	598
5.50%, 02/01/35	648	648
5.50%, 02/01/35	8,414	8,414
5.50%, 02/01/35	749	749
5.50%, 02/01/35	1,337	1,337
5.50%, 02/01/35	724	724
5.50%, 02/01/35	290	290
5.50%, 02/01/35	773	773
5.50%, 02/01/35	554	554
5.50%, 02/01/35	17,418	17,419
5.50%, 02/01/35	11,852	11,853
5.50%, 02/01/35	151	151
5.50%, 02/01/35, TBA (g)	3,000	2,994
5.50%, 03/01/35	724	723
5.50%, 03/01/35	703	703
5.50%, 03/01/35	721	721
5.50%, 03/01/35	1,064	1,064
5.50%, 03/01/35	761	761
5.50%, 03/01/35	19	19
5.50%, 03/01/35	36	36
5.50%, 03/01/35	715	715
5.50%, 03/01/35	36	36
5.50%, 03/01/35	29	29
5.50%, 03/01/35	9,125	9,119
5.50%, 03/01/35	166	166
5.50%, 04/01/35	5,420	5,417
5.50%, 04/01/35	50	50
5.50%, 04/01/35	187	187
5.50%, 05/01/35	168	168
5.50%, 05/01/35	656	656
5.50%, 05/01/35	41	41

5.50%, 05/01/35	439	439
5.50%, 05/01/35	74	74
5.50%, 05/01/35	551	550
5.50%, 05/01/35	38	38
4.67%, 05/25/35 (i)	300	302
5.50%, 06/01/35	297	296
5.50%, 06/01/35	28	28
5.50%, 06/01/35	527	527
5.50%, 06/01/35	222	222
5.50%, 06/01/35	148	147
5.50%, 06/01/35	505	504
5.50%, 06/01/35	272	272
5.50%, 06/01/35	34	34
5.50%, 06/01/35	248	248
5.50%, 07/01/35	30	30
5.50%, 07/01/35	2,410	2,408
5.50%, 07/01/35	454	453
5.50%, 07/01/35	783	783
5.50%, 07/01/35	636	636
5.50%, 07/01/35	748	748
5.50%, 07/01/35	809	809
5.50%, 07/01/35	722	722
5.50%, 07/01/35	724	724
5.50%, 07/01/35	81	81
5.50%, 07/01/35	47	47
6.00%, 07/01/35	387	393
5.00%, 08/01/35	629	614
5.50%, 08/01/35	767	767
5.50%, 08/01/35	29	29
5.50%, 08/01/35	848	847
5.50%, 08/01/35	563	563
5.50%, 08/01/35	620	619
5.50%, 08/01/35	1,575	1,574
5.50%, 08/01/35	1,584	1,583
5.50%, 08/01/35	705	704
5.00%, 09/01/35	99	97
5.00%, 09/01/35	3,386	3,306
5.00%, 09/01/35	99	96
5.50%, 09/01/35	562	562
5.50%, 09/01/35	732	731
5.50%, 09/01/35	7,647	7,643
5.50%, 09/01/35	1,403	1,402
5.50%, 09/01/35	755	755
5.50%, 09/01/35	661	661
5.50%, 09/01/35	639	639
5.50%, 09/01/35	26	26
5.50%, 09/01/35	762	761
5.00%, 10/01/35	333	325
5.50%, 10/01/35	606	606
5.50%, 10/01/35	606	605
5.50%, 10/01/35	493	493
5.50%, 10/01/35	1,894	1,893
5.50%, 10/01/35	785	784

5.50%, 11/01/35	555	554
5.50%, 11/01/35	1,423	1,422
5.00%, 02/13/36, TBA (g)	48,000	46,800
5.00%, 03/01/36	31,751	30,968
5.50%, 03/01/36	4,070	4,068
5.50%, 03/01/36	2,990	2,988
5.50%, 04/01/36	3,073	3,069
6.00%, 04/01/36	1,083	1,100
6.00%, 06/01/36	170	173
5.50%, 07/01/36	1,418	1,416
5.50%, 07/01/36	939	938
5.50%, 07/01/36	854	853
5.50%, 07/01/36	236	236
6.00%, 08/01/36	696	707
6.00%, 08/01/36	78	80
6.00%, 08/01/36	161	163
6.00%, 08/01/36	773	785
6.60%, 08/01/36	960	975
6.00%, 09/01/36	1,426	1,449
6.00%, 09/01/36	549	557
6.50%, 09/01/36	48	50
5.00%, 10/01/36	988	964
6.00%, 10/01/36	706	717
5.50%, 11/01/36	322	321
6.00%, 11/01/36	67	68
6.00%, 11/01/36	73	74
6.00%, 11/01/36	77	78
6.00%, 11/01/36	851	864
6.00%, 12/01/36	191	194
6.00%, 12/01/36	91	92
5.00%, 01/01/37	269	263
5.00%, 01/01/37	705	688
5.50%, 01/01/37, TBA (g)	40,000	39,950
6.00%, 01/01/37	72	73
6.00%, 01/01/37	125	127
6.00%, 01/01/37	24	25
6.00%, 01/01/37	685	696
6.50%, 01/01/37, TBA (g)	900	925
6.00%, 01/16/37, TBA (g)	119,000	120,822
5.00%, 02/01/37	327	320
5.00%, 02/01/37	25	24
5.00%, 02/01/37	969	945
5.00%, 02/01/37	932	909
6.00%, 02/01/37	106	108
6.00%, 02/01/37	685	696
6.50%, 02/01/37	270	277
6.50%, 02/01/37	181	186
5.00%, 03/01/37	64	63
5.00%, 03/01/37	98	96
5.00%, 03/01/37	150	146
5.00%, 03/01/37	847	826
5.00%, 03/01/37	795	776
5.50%, 03/01/37	5,654	5,648

6.00%, 03/01/37	167	170
6.00%, 03/01/37	466	474
6.00%, 03/01/37	771	783
6.00%, 03/01/37	5,952	6,044
5.00%, 04/01/37	1,864	1,819
5.00%, 04/01/37	1,908	1,862
5.00%, 04/01/37	14,993	14,629
5.00%, 04/01/37	925	903
5.00%, 04/01/37	98	96
5.00%, 04/01/37	7,771	7,582
5.00%, 04/01/37	747	728
6.00%, 04/01/37	108	110
6.00%, 04/01/37	62	63
5.00%, 05/01/37	931	908
5.00%, 05/01/37	97	95
5.00%, 05/01/37	1,827	1,783
6.00%, 05/01/37	76	77
6.00%, 05/01/37	814	827
6.00%, 05/01/37	163	166
6.00%, 05/01/37	74	75
6.00%, 05/01/37	76	77
6.00%, 05/01/37	81	82
6.00%, 06/01/37	159	161
6.00%, 06/01/37	436	443
4.93%, 07/25/37 (i)	2,553	2,456
6.50%, 08/01/37	894	919
6.50%, 08/01/37	992	1,020
6.50%, 09/01/37	45	46
6.50%, 09/01/37	901	926
6.50%, 09/01/37	493	506
6.50%, 09/01/37	998	1,026
6.50%, 10/01/37	48	49
6.50%, 10/01/37	78	80
6.50%, 10/01/37	993	1,021
6.50%, 10/01/37	48	49
6.50%, 10/01/37	48	48
6.00%, 11/01/37	874	887
6.00%, 11/01/37	187	190
6.00%, 11/01/37	167	169
6.00%, 11/01/37	148	150
6.26%, 09/01/40 (i)	19	19
6.50%, 12/25/42	101	104
6.06%, 06/01/43 (i)	996	995
5.22%, 03/25/44 (i)	902	893
		602,543

Government National Mortgage Association - 0.2%
Government National Mortgage Association
6.38%, 05/20/26	102	103
6.38%, 02/20/27	9	10
6.38%, 04/20/30	16	16
6.38%, 05/20/30	13	13
5.75%, 02/20/32 (i)	136	137
6.00%, 02/20/32	81	82
6.00%, 05/15/37	1,991	2,039
		2,400

Small Business Administration Participation Certificates - 0.3%
Other Securities		2,802

Total Government and Agency Obligations (cost $788,629)		790,703

SHORT TERM INVESTMENTS - 12.5%
Certificates of Deposit – 1.2%
Dexia Credit SA NY, 4.80%, 09/29/08	8,500	8,501
Fortis Bank NY
4.79%, 06/30/08	1,300	1,299
4.78%, 09/30/08	1,700	1,696
Royal Bank of Scotland NY, 4.81%, 03/26/08	900	900
		12,396

Commercial Paper - 2.5%
Den Norsk Bank ASA, 4.80%, 02/01/08 (e) (u)	17,200	17,129
Swedbank AB, 4.75%, 01/11/08	9,000	8,988
		26,117

Mutual Funds - 1.4%
JNL Money Market Fund, 4.58% (a) (h)	14,282	14,282

Sovereign - 6.8%
France Treasury Bill
3.72%, 02/21/08 -- EUR	3,200	4,653
3.81%, 03/13/08 -- EUR	2,300	3,337
German Government Bond, 3.00%, 04/11/08 -- EUR	36,000	52,475
German Treasury Bill, 3.90%, 03/19/08 -- EUR	7,400	10,736
		71,201

U.S. Treasury Securities - 0.6%
U.S. Treasury Bill, 2.98%, 03/13/08 (o)	6,760	6,719
Total Short Term Investments (cost $130,693)		130,715

Total Investments - 133.2% (cost $1,384,697)		1,393,617

Forward Sales Commitments, Net – (3.2%)		-33,876

Other Assets and Liabilities, Net - (30.0%)		-313,785

Total Net Assets - 100%		$1,045,956

Forward Sales Commitments
GOVERNMENT SECURITIES - 3.2%

Treasury Inflation Index Securities - 0.1%
U.S. Treasury Inflation Index Note
2.38%, 04/15/11, TBA (g) (r)	$200	$219
2.63%, 07/15/17, TBA (g) (r)	600	653
		872

U.S. Treasury Securities - 3.1%
U.S. Treasury Bond, 4.50%, 05/15/17, TBA (g)	25,950	26,897
U.S. Treasury Note, 3.13%, 11/30/09, TBA (g)	6,100	6,107
		33,004

Total Forward Sales Commitments -
3.3% (proceeds $33,101)		$33,876

JNL/PPM America Core Equity Fund
COMMON STOCKS - 99.4%
CONSUMER DISCRETIONARY - 11.6%
Abercrombie & Fitch Co. - Class A	10	776
BorgWarner Inc.	17	804
Brunswick Corp.	60	1,030
CBS Corp. - Class B	7	177
Comcast Corp. - Class A (c)	94	1,709
Ford Motor Co. (c)	115	777
Fortune Brands Inc.	13	905
General Motors Corp.	57	1,419
Home Depot Inc.	65	1,738
Liz Claiborne Inc.	47	958
Macy’s Inc.	46	1,182
Sherwin-Williams Co.	19	1,103
Time Warner Inc.	38	621
VF Corp.	14	954
Viacom Inc. - Class B (c)	7	293
Walt Disney Co.	19	613
		15,059

CONSUMER STAPLES - 8.8%
Altria Group Inc.	29	2,222
Anheuser-Busch Cos. Inc.	7	387
Archer-Daniels-Midland Co.	37	1,709
Coca-Cola Co.	20	1,240
Colgate-Palmolive Co.	5	405
Kimberly-Clark Corp.	4	298
Kraft Foods Inc. - Class A	16	516
PepsiCo Inc.	16	1,222
Procter & Gamble Co.	31	2,305
Wal-Mart Stores Inc.	24	1,131
		11,435

ENERGY - 12.8%
Anadarko Petroleum Corp.	5	297
Apache Corp.	16	1,699
Chevron Corp.	32	2,996
ConocoPhillips	24	2,137
Exxon Mobil Corp.	55	5,172
Newfield Exploration Co. (c)	29	1,549
Occidental Petroleum Corp.	25	1,932
Transocean Inc.	3	429
Valero Energy Corp.	6	392
		16,603

FINANCIALS - 22.1%
Allstate Corp.	27	1,384
American Express Co.	11	572
American International Group Inc.	43	2,495
Bank of America Corp.	67	2,756
Capital One Financial Corp.	4	180
Citigroup Inc.	71	2,099
Discover Financial Services	4	61
Fannie Mae	54	2,143

Goldman Sachs Group Inc.	4	860
Hartford Financial Services Group Inc.	17	1,456
JPMorgan Chase & Co.	55	2,388
Lincoln National Corp.	19	1,129
Merrill Lynch & Co. Inc.	34	1,814
Morgan Stanley	10	531
Radian Group Inc. (b)	48	561
Sovereign Bancorp Inc.	86	980
SunTrust Banks Inc.	3	188
Travelers Cos. Inc.	30	1,614
U.S. Bancorp	18	562
Wachovia Corp.	47	1,791
Washington Mutual Inc.	95	1,294
Wells Fargo & Co.	64	1,932
		28,790

HEALTH CARE - 9.5%
Abbott Laboratories	15	842
Amgen Inc. (c)	11	511
Baxter International Inc.	6	366
Bristol-Myers Squibb Co.	20	517
Cardinal Health Inc.	4	208
Cigna Corp.	15	811
Covidien Ltd.	5	213
Eli Lilly & Co.	10	523
Johnson & Johnson	29	1,948
Medtronic Inc.	11	578
Merck & Co. Inc.	21	1,244
Pfizer Inc.	111	2,521
Schering-Plough Corp.	12	306
UnitedHealth Group Inc.	13	762
WellPoint Inc. (c)	6	500
Wyeth	13	592
		12,442

INDUSTRIALS - 9.9%
3M Co.	7	607
Boeing Co.	8	691
Burlington Northern Santa Fe Corp.	3	250
Caterpillar Inc.	26	1,850
Emerson Electric Co.	8	453
General Electric Co.	102	3,792
Goodrich Corp.	20	1,419
Honeywell International Inc.	7	449
Masco Corp.	68	1,474
Tyco Electronics Ltd.	5	183
Tyco International Ltd.	5	191
United Parcel Service Inc. - Class B	10	735
United Technologies Corp.	10	765
		12,859

INFORMATION TECHNOLOGY - 13.4%
Applied Materials Inc.	14	241

Automatic Data Processing Inc.	6	245
Cisco Systems Inc. (c)	61	1,649
Computer Sciences Corp. (c)	27	1,346
Dell Inc. (c)	23	564
Electronic Data Systems Corp.	5	107
Hewlett-Packard Co.	39	1,955
Intel Corp.	82	2,186
International Business Machines Corp.	23	2,465
Microsoft Corp.	81	2,873
Motorola Inc.	100	1,601
Oracle Corp. (c)	40	896
QUALCOMM Inc.	17	673
Texas Instruments Inc.	14	468
Western Union Co.	7	179
		17,448

MATERIALS - 4.8%
Alcoa Inc.	9	311
Dow Chemical Co.	38	1,498
EI Du Pont de Nemours & Co.	31	1,367
Nucor Corp.	31	1,806
PPG Industries Inc.	19	1,306
		6,288

TELECOMMUNICATION SERVICES - 5.1%
AT&T Inc.	77	3,208
Sprint Nextel Corp.	113	1,482
Verizon Communications Inc.	44	1,909
		6,599

UTILITIES - 1.4%
Dominion Resources Inc.	34	1,604
FirstEnergy Corp.	3	225
		1,829

Total Common Stocks (cost $130,963)		129,352

SHORT TERM INVESTMENTS - 0.9%
Mutual Funds - 0.5%
JNL Money Market Fund, 4.58% (a) (h)	670	670

Securities Lending Collateral - 0.4%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	497	497

Total Short Term Investments (cost $1,167)		1,167

Total Investments - 100.3% (cost $132,130)		130,519

Other Assets and Liabilities, Net - (0.3%)		-417

Total Net Assets - 100%		$130,102

JNL/PPM America High Yield Bond Fund * (w)
COMMON STOCKS - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Other Securities		$4

CONSUMER STAPLES - 0.0%
Other Securities		1

ENERGY - 0.2%
Chesapeake Energy Corp. (b)	14	561

INDUSTRIALS - 0.0%
Other Securities		33

INFORMATION TECHNOLOGY - 0.0%
Other Securities		-

MATERIALS - 0.0%
Other Securities		18

TELECOMMUNICATION SERVICES - 0.0%
Other Securities		24

Total Common Stocks (cost $962)		641

PREFERRED STOCKS - 0.7%
CONSUMER DISCRETIONARY - 0.0%
Other Securities		41

FINANCIALS - 0.7%
Fannie Mae, 8.25% (callable at 25 beginning 12/31/10)	40	1,030
Freddie Mac,
8.38%, Series Z (callable at 25 beginning 12/31/12)	40	1,046
		2,076

Total Preferred Stocks (cost $2,068)		2,117

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED
SECURITIES - 0.0%
Other Securities		-

Total Non-U.S. Government Agency Asset-Backed Securities (cost $124)		-

CORPORATE BONDS AND NOTES - 90.9%
CONSUMER DISCRETIONARY - 28.5%
AMC Entertainment Inc., 11.00%, 02/01/16	$2,505	2,637
Beazer Homes USA Inc.
6.50%, 11/15/13	538	385
6.88%, 07/15/15	3,000	2,160
8.13%, 06/15/16 (t)	1,500	1,118
CCH I Holdings LLC, 11.75%, 05/15/14 (b) (k)	2,575	1,629
CCH I LLC, 11.00%, 10/01/15	2,293	1,869

Charter Communications Holdings II LLC,
10.25%, 09/15/10	1,590	1,558
CSC Holdings Inc.
8.13%, 07/15/09	110	112
8.13%, 08/15/09	145	148
7.63%, 04/01/11	5,330	5,317
7.63%, 07/15/18	175	161
DirecTV Holdings LLC, 6.38%, 06/15/15	3,700	3,552
EchoStar DBS Corp.
7.00%, 10/01/13	1,455	1,470
7.13%, 02/01/16 (b)	2,190	2,234
Fontainebleau Las Vegas Holdings LLC,
10.25%, 06/15/15 (e) (u)	3,000	2,603
Ford Motor Co.
8.88%, 01/15/22	335	266
6.63%, 10/01/28	2,300	1,530
7.45%, 07/16/31	3,915	2,907
8.90%, 01/15/32	895	694
4.25%, 12/15/36 (b)	320	318
General Motors Corp.
7.20%, 01/15/11 (b)	820	754
7.13%, 07/15/13 (b)	895	776
8.38%, 07/15/33 (b)	4,782	3,850
Harrah’s Operating Co. Inc., 5.38%, 12/15/13	6,500	4,940
Idearc Inc., 8.00%, 11/15/16	3,015	2,766
Lear Corp., 5.75%, 08/01/14	5,000	4,100
Neiman-Marcus Group Inc.
9.00%, 10/15/15	845	871
10.38%, 10/15/15 (b)	2,705	2,817
R.H. Donnelley Corp.
6.88%, 01/15/13	125	111
6.88%, 01/15/13	3,800	3,401
6.88%, 01/15/13 (b)	200	178
8.88%, 01/15/16	1,200	1,122
8.88%, 10/15/17 (e) (u)	638	590
Royal Caribbean Cruises Ltd., 7.25%, 06/15/16	2,500	2,458
Station Casinos Inc.
6.00%, 04/01/12	90	79
6.50%, 02/01/14	1,000	750
6.88%, 03/01/16	2,175	1,588
7.75%, 08/15/16 (b)	690	623
6.63%, 03/15/18	50	33
Univision Communications Inc., 9.75%, 03/15/15 (b) (e) (u)	3,345	3,048
Other Securities		19,934
		87,457

CONSUMER STAPLES - 2.6%
Aramark Corp.
8.41%, 02/01/15 (i)	220	215
8.50%, 02/01/15	4,900	4,961
Dole Food Co. Inc.
7.25%, 06/15/10 (b)	2,790	2,539
8.88%, 03/15/11	250	231

		7,946

ENERGY - 10.0%
Chesapeake Energy Corp.
7.00%, 08/15/14	500	503
6.63%, 01/15/16	50	49
6.50%, 08/15/17 (b)	575	555
6.25%, 01/15/18	2,435	2,338
Complete Production Services Inc., 8.00%, 15/15/16 (b)	3,275	3,169
El Paso Corp.
7.88%, 06/15/12 (b)	2,000	2,077
7.80%, 08/01/31	3,460	3,511
7.75%, 01/15/32 (b)	430	436
NGPL PipeCo LLC, 7.12%, 12/15/17 (e) (u)	3,000	3,076
Williams Cos. Inc.
7.13%, 09/01/11 (b)	1,000	1,056
8.13%, 03/15/12 (k)	500	544
7.63%, 07/15/19	50	53
8.75%, 03/15/32 (b) (k)	1,975	2,414
Other Securities		10,823
		30,604

FINANCIALS - 16.6%
Dow Jones CDX HY,
8.75%, 12/29/12 - Credit Linked Note (e) (u)	14,000	13,808
Ford Motor Credit Co.
7.88%, 06/15/10	800	738
10.24%, 06/15/11 (b) (i)	1,070	1,014
9.88%, 08/10/11	1,045	988
7.99%, 01/13/12 (i)	1,598	1,342
9.69%, 04/15/12 (b) (i)	1,005	988
7.00%, 10/01/13	890	743
8.00%, 12/15/16	870	739
General Motors Acceptance Corp., 6.88%, 08/28/12	7,415	6,214
Knight Inc., 6.50%, 09/01/12	2,500	2,485
Liberty Mutual Group, 7.80%, 03/15/37 (e) (u)	3,500	3,113
Residential Capital LLC
7.38%, 06/30/10 (k)	3,282	2,100
7.50%, 06/01/12 (l)	2,218	1,364
Smurfit Kappa Funding Plc, 7.75%, 04/01/15	575	546
Washington Mutual Inc.
7.25%, 11/01/17 (b)	2,000	1,761
9.75%, (callable at 100 beginning 12/15/17) (e) (p) (t)	1,400	1,120
Other Securities		12,076
		51,139

HEALTH CARE - 6.4%
Community Health Systems Inc., 8.88%, 07/15/15	4,733	4,822
HCA Inc.
6.25%, 02/15/13	3,700	3,238
6.50%, 02/15/16	4,595	3,883
9.25%, 11/15/16	1,275	1,338
HealthSouth Corp., 10.75%, 06/15/16 (b)	4,000	4,180

IASIS Healthcare LLC / IASIS Capital Corp.,
8.75%, 06/15/14	2,300	2,300
		19,761

INDUSTRIALS - 4.9%
Hawker Beechcraft Corp., 8.50%, 04/01/15 (e) (u)	3,000	3,000
Meritage Homes Corp.
7.00%, 05/01/14	2,000	1,430
6.25%, 03/15/15	4,000	2,780
Standard Pacific Corp., 7.00%, 08/15/15 (b)	4,000	2,640
Other Securities		5,079
		14,929

INFORMATION TECHNOLOGY - 2.8%
Freescale Semiconductor Inc.
8.88%, 12/15/14	980	875
10.13%, 12/15/16 (b)	4,800	3,960
Sungard Data Systems Inc.
9.13%, 08/15/13 (b)	400	407
10.25%, 08/15/15 (b)	2,015	2,060
Other Securities		1,172
		8,474

MATERIALS - 7.5%
Freeport-McMoRan Copper & Gold Inc., 8.38%, 04/01/17	9,020	9,674
Georgia-Pacific Corp.
8.13%, 05/15/11	650	660
7.70%, 06/15/15	2,000	1,970
Ineos Group Holdings Plc, 8.50%, 02/15/16 (b) (e) (u)	3,500	3,115
NewPage Corp.
10.00%, 05/01/12	110	110
11.16%, 05/01/12 (i)	1,295	1,335
12.00%, 05/01/13 (b)	1,230	1,270
Smurfit-Stone Container Enterprises Inc.
8.38%, 07/01/12	585	581
8.00%, 03/15/17	4,500	4,348
		23,063

TELECOMMUNICATION SERVICES - 6.4%
Cincinnati Bell Inc., 8.38%, 01/15/14 (e) (u)	4,885	4,763
Intelsat Bermuda Ltd.
8.89%, 01/15/15 (i)	650	652
11.25%, 06/15/16	2,890	2,984
Intelsat Ltd., 6.50%, 11/01/13	5,200	3,783
Other Securities		7,543
		19,725

UTILITIES - 5.2%
AES China Generating Co. Ltd., 8.25%, 06/26/10	155	151
AES Corp.
9.50%, 06/01/09	1,200	1,242
9.38%, 09/15/10 (b)	50	53
8.88%, 02/15/11 (b)	25	25

8.00%, 10/15/17 (e) (u)	3,000	3,068
CMS Energy Corp., 6.55%, 07/17/17	2,500	2,451
Dynegy Holdings Inc.
7.75%, 06/01/19	3,000	2,768
7.63%, 10/15/26	125	106
Other Securities		6,175
		16,039

Total Corporate Bonds and Notes (cost $298,910)		279,137

SHORT TERM INVESTMENTS - 23.8%
Mutual Funds - 6.3%
JNL Money Market Fund, 4.58% (a) (h)	19,435	19,435

Securities Lending Collateral - 17.5%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	53,839	53,839

Total Short Term Investments (cost $73,274)		73,274

Total Investments - 115.6% (cost $375,338)		355,169

Other Assets and Liabilities, Net - (15.6%)		-47,888

Total Net Assets - 100%		$307,281

JNL/PPM America Value Equity Fund
COMMON STOCKS - 99.8%
CONSUMER DISCRETIONARY - 17.1%
Abercrombie & Fitch Co. - Class A (b)	27	$2,127
BorgWarner Inc.	46	2,246
Brunswick Corp. (b)	170	2,897
Comcast Corp. - Class A (b) (c)	262	4,786
Ford Motor Co. (b) (c)	328	2,208
Fortune Brands Inc.	35	2,540
General Motors Corp. (b)	165	4,097
Home Depot Inc. (b)	176	4,731
Liz Claiborne Inc. (b)	132	2,692
Macy’s Inc.	138	3,580
Sherwin-Williams Co. (b)	54	3,105
VF Corp.	39	2,671
		37,680

CONSUMER STAPLES - 3.7%
Altria Group Inc.	47	3,582
Archer-Daniels-Midland Co.	98	4,541
		8,123

ENERGY - 11.9%
Apache Corp. (b)	45	4,786
Chevron Corp.	60	5,581
ConocoPhillips	65	5,766
Newfield Exploration Co. (b) (c)	85	4,501

Occidental Petroleum Corp.	71	5,435
		26,069

FINANCIALS - 30.9%
Allstate Corp.	75	3,891
American International Group Inc.	96	5,614
Bank of America Corp.	132	5,426
Citigroup Inc.	180	5,287
Fannie Mae	152	6,089
Hartford Financial Services Group Inc.	50	4,360
JPMorgan Chase & Co.	123	5,360
Lincoln National Corp.	55	3,179
Merrill Lynch & Co. Inc.	100	5,389
Radian Group Inc. (b)	109	1,269
Sovereign Bancorp Inc. (b)	238	2,714
Travelers Cos. Inc.	84	4,541
Wachovia Corp.	138	5,256
Washington Mutual Inc. (b)	312	4,240
Wells Fargo & Co. (b)	176	5,304
		67,919

HEALTH CARE - 4.4%
Cigna Corp.	42	2,241
Merck & Co. Inc.	38	2,191
Pfizer Inc.	236	5,357
		9,789

INDUSTRIALS - 6.2%
Caterpillar Inc. (b)	72	5,203
Goodrich Corp.	57	3,996
Masco Corp. (b)	200	4,322
		13,521

INFORMATION TECHNOLOGY - 9.4%
Computer Sciences Corp. (b) (c)	76	3,775
Hewlett-Packard Co.	66	3,316
Intel Corp.	146	3,892
International Business Machines Corp. (b)	47	5,070
Motorola Inc.	281	4,501
		20,554

MATERIALS - 7.6%
Dow Chemical Co.	107	4,210
EI Du Pont de Nemours & Co.	83	3,638
Nucor Corp.	87	5,152
PPG Industries Inc. (b)	52	3,666
		16,666

TELECOMMUNICATION SERVICES - 6.6%
AT&T Inc.	134	5,586
Sprint Nextel Corp.	317	4,164
Verizon Communications Inc.	109	4,758
		14,508

UTILITIES - 2.0%
Dominion Resources Inc. (b)	94	4,479

Total Common Stocks (cost $240,284)		219,308

SHORT TERM INVESTMENTS - 21.6%

Mutual Funds - 0.7%
JNL Money Market Fund, 4.58% (a) (h)	1,448	1,448

Securities Lending Collateral - 20.9%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	45,972	45,972

Total Short Term Investments (cost $47,420)		47,420

Total Investments - 121.4% (cost $287,704)		266,728

Other Assets and Liabilities, Net - (21.4%)		-46,942

Total Net Assets - 100%		$219,786

JNL/S&P Competitive Advantage Fund
COMMON STOCKS - 79.6%
CONSUMER DISCRETIONARY - 21.8%
Bed Bath & Beyond Inc. (c)	13	$388
Best Buy Co. Inc.	8	428
Coach Inc. (c)	11	342
Darden Restaurants Inc.	10	289
Family Dollar Stores Inc.	18	339
Harley-Davidson Inc.	9	404
RadioShack Corp.	22	378
Sherwin-Williams Co.	7	384
TJX Cos. Inc.	14	406
		3,358

CONSUMER STAPLES - 10.5%
Coca-Cola Co.	7	411
Kellogg Co.	8	403
PepsiCo Inc.	5	408
SYSCO Corp.	13	398
		1,620

ENERGY - 14.3%
Chevron Corp.	5	441
Exxon Mobil Corp.	5	436
Halliburton Co.	11	430
Schlumberger Ltd.	4	437
Sunoco Inc.	6	448
		2,192

FINANCIALS - 2.7%

Federated Investors Inc. - Class B	10	419

HEALTH CARE - 2.8%
Varian Medical Systems Inc. (c)	8	433

INDUSTRIALS - 13.6%
3M Co.	5	420
CH Robinson Worldwide Inc.	8	436
Lockheed Martin Corp.	4	394
Robert Half International Inc.	15	416
Rockwell Automation Inc.	6	421
		2,087

INFORMATION TECHNOLOGY - 8.3%
International Business Machines Corp.	4	427
Lexmark International Inc. (c)	12	415
Texas Instruments Inc.	13	439
		1,281
MATERIALS - 5.6%
Ecolab Inc.	9	444
Nucor Corp.	7	415
		859

Total Common Stocks (cost $12,409)		12,249

SHORT TERM INVESTMENTS - 15.6%

Mutual Funds - 15.6%
JNL Money Market Fund, 4.58% (a) (h)	2,399	2,399

Total Short Term Investments (cost $2,399)		2,399

Total Investments - 95.2% (cost $14,808)		14,648

Other Assets and Liabilities, Net - 4.8%		745

Total Net Assets - 100%		$15,393

JNL/S&P Dividend Income & Growth Fund
COMMON STOCKS - 95.0%
CONSUMER DISCRETIONARY - 9.4%
Carnival Corp.	5	$234
Gannett Co. Inc.	6	251
Leggett & Platt Inc.	12	201
		686

CONSUMER STAPLES - 9.3%
Altria Group Inc.	3	231
ConAgra Foods Inc.	9	225
UST Inc.	4	224
		680

ENERGY - 10.6%

Chevron Corp.	3	252
ConocoPhillips	3	261
Marathon Oil Corp.	4	258
		771

FINANCIALS - 7.6%
First Horizon National Corp.	11	195
National City Corp.	12	197
Washington Mutual Inc.	12	165
		557

HEALTH CARE - 9.3%
Bristol-Myers Squibb Co.	8	212
Eli Lilly & Co.	4	239
Pfizer Inc.	10	227
		678

INDUSTRIALS - 9.6%
Avery Dennison Corp.	5	242
Masco Corp.	11	228
Pitney Bowes Inc.	6	234
		704

INFORMATION TECHNOLOGY - 9.9%
Automatic Data Processing Inc.	5	234
Intel Corp.	9	242
International Business Machines Corp.	2	244
		720

MATERIALS - 9.4%
Alcoa Inc.	7	238
Bemis Co. Inc.	9	239
Vulcan Materials Co.	3	211
		688

TELECOMMUNICATION SERVICES - 10.0%
AT&T Inc.	6	258
CenturyTel Inc.	6	230
Verizon Communications Inc.	5	239
		727

UTILITIES - 9.9%
Consolidated Edison Inc.	5	239
Integrys Energy Group Inc.	5	240
Southern Co.	6	245
		724
Total Common Stocks (cost $7,025)		6,935

SHORT TERM INVESTMENTS - 21.9%

Mutual Funds - 21.9%
JNL Money Market Fund, 4.58% (a) (h)	1,599	1,599

Total Short Term Investments (cost $1,599)		1,599

Total Investments - 116.9% (cost $8,624)		8,534

Other Assets and Liabilities, Net - (16.9%)		-1,233

Total Net Assets - 100%		$7,301

JNL/S&P Intrinsic Value Fund
COMMON STOCKS - 54.1%
CONSUMER DISCRETIONARY - 15.4%
AutoZone Inc. (c)	3	$362
Black & Decker Corp.	4	283
Brunswick Corp.	16	281
Gannett Co. Inc.	9	357
Hasbro Inc.	12	310
Leggett & Platt Inc.	16	285
Omnicom Group Inc.	7	328
RadioShack Corp.	18	307
Sherwin-Williams Co.	5	311
		2,824

ENERGY - 6.0%
ConocoPhillips	4	371
ENSCO International Inc.	6	372
Valero Energy Corp.	5	362
		1,105

HEALTH CARE - 7.4%
AmerisourceBergen Corp.	7	333
Coventry Health Care Inc. (c)	6	344
McKesson Corp.	5	331
UnitedHealth Group Inc.	6	356
		1,364

INDUSTRIALS - 10.8%
Boeing Co.	4	317
Caterpillar Inc.	5	340
L-3 Communications Holdings Inc.	3	322
Masco Corp.	15	324
RR Donnelley & Sons Co.	9	346
Tyco International Ltd.	8	333
		1,982

INFORMATION TECHNOLOGY - 9.1%
Computer Sciences Corp. (c)	6	315
Electronic Data Systems Corp.	17	344
International Business Machines Corp.	3	346
Lexmark International Inc. (c)	10	336
Xerox Corp. (c)	20	323
		1,664

MATERIALS - 3.6%

Ball Corp.	7	328
Nucor Corp.	6	336
		664

TELECOMMUNICATION SERVICES - 1.8%
CenturyTel Inc.	8	327
Total Common Stocks (cost $10,075)		9,930

SHORT TERM INVESTMENTS - 12.4%

Mutual Funds - 12.4%
JNL Money Market Fund, 4.58% (a) (h)	2,279	2,279

Total Short Term Investments (cost $2,279)		2,279

Total Investments - 66.5% (cost $12,354)		12,209

Other Assets and Liabilities, Net - 33.5%		6,151

Total Net Assets - 100%		$18,360

JNL/S&P Total Yield Fund
COMMON STOCKS - 96.1%
CONSUMER DISCRETIONARY - 41.3%
Brunswick Corp.	15	$264
Centex Corp.	15	382
DR Horton Inc.	26	347
Gannett Co. Inc.	9	335
Home Depot Inc.	11	298
Jones Apparel Group Inc.	17	271
KB Home	15	326
Lennar Corp.	20	356
Macy’s Inc.	11	275
New York Times Co. - Class A	19	335
Pulte Homes Inc.	31	326
RadioShack Corp.	17	288
Wendy’s International Inc.	11	291
		4,094

CONSUMER STAPLES - 6.3%
Sara Lee Corp.	19	301
Tyson Foods Inc.	21	325
		626
ENERGY - 3.7%
Anadarko Petroleum Corp.	6	366

FINANCIALS - 16.1%
Charles Schwab Corp.	13	332
Marsh & McLennan Cos. Inc.	13	333
Moody’s Corp.	8	298
Progressive Corp.	17	329
Safeco Corp.	5	305
		1,597

HEALTH CARE - 3.2%
AmerisourceBergen Corp.	7	312

INDUSTRIALS - 9.1%
Rockwell Automation Inc.	5	321
Southwest Airlines Co.	22	272
Tyco International Ltd.	8	312
		905

INFORMATION TECHNOLOGY - 13.2%
Analog Devices Inc.	10	325
KLA-Tencor Corp.	7	316
Linear Technology Corp.	10	330
QLogic Corp. (c)	23	331
		1,302

MATERIALS - 3.2%
Weyerhaeuser Co.	4	318

Total Common Stocks (cost $9,595)		9,520

SHORT TERM INVESTMENTS - 21.8%
Mutual Funds - 21.8%
JNL Money Market Fund, 4.58% (a) (h)	2,162	2,162

Total Short Term Investments (cost $2,162)		2,162

Total Investments - 117.9% (cost $11,757)		11,682

Other Assets and Liabilities, Net - (17.9%)		-1,775

Total Net Assets - 100%		$9,907

JNL/S&P 4 Fund
INVESTMENT FUNDS - 100.0%
JNL/S&P Competitive Advantage Fund (a)	559	5,548
JNL/S&P Dividend & Income Fund (a)	559	5,465
JNL/S&P Intrinsic Value Fund (a)	559	5,550
JNL/S&P Total Yield Fund (a)	559	5,631

Total Investment Funds (cost $22,432)		22,194

Total Investments - 100.0% (cost $22,432)		22,194

Other Assets and Liabilities, Net - 0.0%		-

Total Net Assets - 100%		$22,194

JNL/S&P Disciplined Growth Fund
INVESTMENT FUNDS - 100.0%
JNL/Mellon Capital Management 25 Fund (a)	49	$648
JNL/Mellon Capital Management Bond Index Fund (a)	35	386

JNL/Mellon Capital Management International Index Fund (a)	273	4,787
JNL/Mellon Capital Management JNL 5 Fund (a)	116	1,645
JNL/Mellon Capital Management JNL Optimized 5 Fund (a)	139	1,664
JNL/Mellon Capital Management S&P 400
MidCap Index Fund (a)	26	379
JNL/Mellon Capital Management S&P 500 Index Fund (a)	309	3,823
JNL/Mellon Capital Management Select Small-Cap Fund (a)	33	631
JNL/Mellon Capital Management Small Cap Index Fund (a)	28	374
JNL/Mellon Capital Management VIP Fund (a)	115	1,667
JNL/PIMCO Real Return Fund (a)	47	524

Total Investment Funds (cost $17,027)		16,528

Total Investments - 100.0% (cost $17,027)		16,528

Other Assets and Liabilities, Net - 0.0%		-3

Total Net Assets - 100%		$16,525

JNL/S&P Disciplined Moderate Fund
INVESTMENT FUNDS - 100.0%
JNL/Mellon Capital Management Bond Index Fund (a)	630	$7,035
JNL/Mellon Capital Management International Index Fund (a)	370	6,490
JNL/Mellon Capital Management JNL 5 Fund (a)	119	1,694
JNL/Mellon Capital Management JNL Optimized 5 Fund (a)	146	1,747
JNL/Mellon Capital Management S&P 400
MidCap Index Fund (a)	50	743
JNL/Mellon Capital Management S&P 500 Index Fund (a)	765	9,455
JNL/Mellon Capital Management Small Cap Index Fund (a)	29	389
JNL/Mellon Capital Management VIP Fund (a)	120	1,741
JNL/PIMCO Real Return Fund (a)	478	5,299

Total Investment Funds (cost $35,007)		34,593

Total Investments - 100.0% (cost $35,007)		34,593

Other Assets and Liabilities, Net - 0.0%		-5

Total Net Assets - 100%		$34,588

JNL/S&P Disciplined Moderate Growth Fund
INVESTMENT FUNDS - 100.0%
JNL/Mellon Capital Management 25 Fund (a)	90	$1,189
JNL/Mellon Capital Management Bond Index Fund (a)	346	3,856
JNL/Mellon Capital Management International Index Fund (a)	555	9,741
JNL/Mellon Capital Management JNL 5 Fund (a)	202	2,869
JNL/Mellon Capital Management JNL Optimized 5 Fund (a)	241	2,893
JNL/Mellon Capital Management S&P 400
MidCap Index Fund (a)	59	875
JNL/Mellon Capital Management S&P 500 Index Fund (a)	830	10,262
JNL/Mellon Capital Management Select Small-Cap Fund (a)	60	1,160
JNL/Mellon Capital Management Small Cap Index Fund (a)	37	496
JNL/Mellon Capital Management VIP Fund (a)	200	2,901

JNL/PIMCO Real Return Fund (a)	381	4,223
Total Investment Funds (cost $41,483)		40,465

Total Investments - 100.0% (cost $41,483)		40,465

Other Assets and Liabilities, Net - 0.0%		-6

Total Net Assets - 100%		$40,459

JNL/S&P Managed Aggressive Growth Fund
INVESTMENT FUNDS - 100.0%
JNL/AIM International Growth Fund (a)	3,019	$47,526
JNL/AIM Large Cap Growth Fund (a)	4,045	60,389
JNL/AIM Real Estate Fund (a)	570	7,086
JNL/Capital Guardian Global Diversified Research Fund (a)	449	11,981
JNL/Capital Guardian International Small Cap Fund (a)	1,409	13,905
JNL/Capital Guardian U.S. Growth Equity Fund (a)	422	9,999
JNL/Credit Suisse Global Natural Resources Fund (a)	1,045	14,521
JNL/Credit Suisse Long/Short Fund (a)	1,357	14,725
JNL/Eagle SmallCap Equity Fund (a)	642	13,317
JNL/Franklin Templeton Small Cap Value Fund (a)	1,155	13,140
JNL/Goldman Sachs Mid Cap Value Fund (a)	1,957	25,092
JNL/JPMorgan International Value Fund (a)	3,964	56,877
JNL/JPMorgan MidCap Growth Fund (a)	684	13,726
JNL/Lazard Emerging Markets Fund (a)	2,426	35,100
JNL/Mellon Capital Management Oil & Gas Sector Fund (a)	253	9,319
JNL/Oppenheimer Global Growth Fund (a)	2,589	38,755
JNL/PAM Asia ex-Japan Fund (a)	709	6,945
JNL/PIMCO Real Return Fund (a)	2,280	25,286
JNL/PIMCO Total Return Bond Fund (a)	2,011	24,217
JNL/PPM America Core Equity Fund (a)	476	9,995
JNL/PPM America Value Equity Fund (a)	654	12,530
JNL/Select Value Fund (a)	3,013	58,238
JNL/T. Rowe Price Established Growth Fund (a)	4,180	93,999
JNL/T. Rowe Price Mid-Cap Growth Fund (a)	825	25,058
JNL/T. Rowe Price Value Fund (a)	4,141	60,668

Total Investment Funds (cost $609,107)		702,394

Total Investments - 100.0% (cost $609,107)		702,394

Other Assets and Liabilities, Net - 0.0%		-109

Total Net Assets - 100%		$702,285

JNL/S&P Managed Conservative Fund
INVESTMENT FUNDS - 100.0%
JNL/AIM International Growth Fund (a)	584	$9,184
JNL/AIM Large Cap Growth Fund (a)	762	11,380
JNL/Capital Guardian Global Diversified Research Fund (a)	173	4,611
JNL/Capital Guardian U.S. Growth Equity Fund (a)	216	5,120
JNL/Goldman Sachs Core Plus Bond Fund (a)	3,320	39,871
JNL/Goldman Sachs Short Duration Bond Fund (a)	4,325	45,368

JNL/JPMorgan International Value Fund (a)	647	9,287
JNL/JPMorgan U.S. Government & Quality Bond Fund (a)	1,569	18,422
JNL/PIMCO Real Return Fund (a)	2,619	29,049
JNL/PIMCO Total Return Bond Fund (a)	4,503	54,222
JNL/PPM America Core Equity Fund (a)	247	5,183
JNL/PPM America Value Equity Fund (a)	258	4,948
JNL/Select Value Fund (a)	435	8,404
JNL/T. Rowe Price Established Growth Fund (a)	508	11,414
JNL/T. Rowe Price Value Fund (a)	569	8,335
Total Investment Funds (cost $262,571)		264,798

Total Investments - 100.0% (cost $262,571)		264,798

Other Assets and Liabilities, Net - 0.0%		-43

Total Net Assets - 100%		$264,755

JNL/S&P Managed Growth Fund
INVESTMENT FUNDS - 100.0%
JNL/AIM International Growth Fund (a)	5,392	$84,877
JNL/AIM Large Cap Growth Fund (a)	7,958	118,815
JNL/AIM Real Estate Fund (a)	1,613	20,064
JNL/Capital Guardian Global Diversified Research Fund (a)	753	20,074
JNL/Capital Guardian International Small Cap Fund (a)	2,822	27,851
JNL/Capital Guardian U.S. Growth Equity Fund (a)	845	20,020
JNL/Credit Suisse Global Natural Resources Fund (a)	1,547	21,507
JNL/Credit Suisse Long/Short Fund (a)	1,597	17,325
JNL/Eagle SmallCap Equity Fund (a)	1,304	27,034
JNL/Franklin Templeton Small Cap Value Fund (a)	1,476	16,799
JNL/Goldman Sachs Core Plus Bond Fund (a)	5,443	65,372
JNL/Goldman Sachs Mid Cap Value Fund (a)	1,971	25,265
JNL/Goldman Sachs Short Duration Bond Fund (a)	2,805	29,428
JNL/JPMorgan International Value Fund (a)	7,734	110,978
JNL/JPMorgan MidCap Growth Fund (a)	878	17,620
JNL/Lazard Emerging Markets Fund (a)	3,863	55,897
JNL/Mellon Capital Management Oil & Gas Sector Fund (a)	343	12,618
JNL/Oppenheimer Global Growth Fund (a)	4,327	64,783
JNL/PIMCO Real Return Fund (a)	5,395	59,834
JNL/PIMCO Total Return Bond Fund (a)	5,693	68,545
JNL/PPM America Core Equity Fund (a)	950	19,950
JNL/PPM America Value Equity Fund (a)	2,086	39,945
JNL/Select Value Fund (a)	5,805	112,213
JNL/T. Rowe Price Established Growth Fund (a)	6,845	153,943
JNL/T. Rowe Price Mid-Cap Growth Fund (a)	2,009	61,027
JNL/T. Rowe Price Value Fund (a)	7,951	116,483

Total Investment Funds (cost $1,246,051)		1,388,267

Total Investments - 100.0% (cost $1,246,051)		1,388,267

Other Assets and Liabilities, Net - 0.0%		-195

Total Net Assets - 100%		$1,388,072

JNL/S&P Managed Moderate Fund
INVESTMENT FUNDS - 100.0%
JNL/AIM International Growth Fund (a)	1,536	$24,172
JNL/AIM Large Cap Growth Fund (a)	2,007	29,970
JNL/AIM Real Estate Fund (a)	446	5,549
JNL/Capital Guardian Global Diversified Research Fund (a)	466	12,441
JNL/Capital Guardian U.S. Growth Equity Fund (a)	230	5,455
JNL/Credit Suisse Global Natural Resources Fund (a)	306	4,248
JNL/Goldman Sachs Core Plus Bond Fund (a)	4,355	52,300
JNL/Goldman Sachs Mid Cap Value Fund (a)	389	4,983
JNL/Goldman Sachs Short Duration Bond Fund (a)	7,439	78,037
JNL/JPMorgan International Value Fund (a)	1,814	26,026
JNL/Lazard Emerging Markets Fund (a)	829	11,993
JNL/Mellon Capital Management Oil & Gas Sector Fund (a)	217	7,981
JNL/Oppenheimer Global Growth Fund (a)	597	8,943
JNL/PIMCO Real Return Fund (a)	4,956	54,962
JNL/PIMCO Total Return Bond Fund (a)	6,631	79,839
JNL/PPM America Core Equity Fund (a)	254	5,325
JNL/PPM America High Yield Bond Fund (a)	1,513	11,241
JNL/PPM America Value Equity Fund (a)	361	6,908
JNL/Select Value Fund (a)	1,508	29,149
JNL/T. Rowe Price Established Growth Fund (a)	1,327	29,847
JNL/T. Rowe Price Mid-Cap Growth Fund (a)	187	5,687
JNL/T. Rowe Price Value Fund (a)	1,809	26,497

Total Investment Funds (cost $507,517)		521,553

Total Investments - 100.0% (cost $507,517)		521,553

Other Assets and Liabilities, Net - 0.0%		-83

Total Net Assets - 100%		$521,470

JNL/S&P Managed Moderate Growth Fund
INVESTMENT FUNDS - 100.0%
JNL/AIM International Growth Fund (a)	4,583	$72,137
JNL/AIM Large Cap Growth Fund (a)	6,420	95,852
JNL/AIM Real Estate Fund (a)	761	9,462
JNL/Capital Guardian Global Diversified Research Fund (a)	578	15,417
JNL/Capital Guardian International Small Cap Fund (a)	2,841	28,040
JNL/Capital Guardian U.S. Growth Equity Fund (a)	642	15,214
JNL/Credit Suisse Global Natural Resources Fund (a)	2,103	29,236
JNL/Credit Suisse Long/Short Fund (a)	1,468	15,931
JNL/Eagle SmallCap Equity Fund (a)	865	17,931
JNL/Franklin Templeton Small Cap Value Fund (a)	851	9,689
JNL/Goldman Sachs Core Plus Bond Fund (a)	8,404	100,930
JNL/Goldman Sachs Mid Cap Value Fund (a)	1,449	18,581
JNL/Goldman Sachs Short Duration Bond Fund (a)	8,049	84,438
JNL/JPMorgan International Value Fund (a)	6,043	86,714
JNL/JPMorgan MidCap Growth Fund (a)	498	10,003
JNL/JPMorgan U.S. Government & Quality Bond Fund (a)	3,621	42,511
JNL/Lazard Emerging Markets Fund (a)	3,573	51,707

JNL/Mellon Capital Management Oil & Gas Sector Fund (a)	464	17,104
JNL/Oppenheimer Global Growth Fund (a)	2,681	40,138
JNL/PIMCO Real Return Fund (a)	12,016	133,254
JNL/PIMCO Total Return Bond Fund (a)	12,366	148,882
JNL/PPM America Core Equity Fund (a)	395	8,294
JNL/PPM America High Yield Bond Fund (a)	-	-
JNL/PPM America Value Equity Fund (a)	1,385	26,531
JNL/Select Value Fund (a)	4,353	84,139
JNL/T. Rowe Price Established Growth Fund (a)	5,611	126,191
JNL/T. Rowe Price Mid-Cap Growth Fund (a)	839	25,477
JNL/T. Rowe Price Value Fund (a)	6,121	89,669

Total Investment Funds (cost $1,305,102)		1,403,473

Total Investments - 100.0% (cost $1,305,102)		1,403,473

Other Assets and Liabilities, Net - 0.0%		-194

Total Net Assets - 100%		$1,403,279

JNL/S&P Growth Retirement Strategy Fund
INVESTMENT FUNDS - 99.9%
iShares Comex Gold Trust Fund	1	$116
iShares Dow Jones Select Dividend Fund	2	109
iShares Lehman 7-10 Year Treasury Bond Fund (b)	2	194
iShares Lehman U.S. Treasury Inflation Protected
Securities Bond Fund (b)	4	387
iShares MSCI EAFE Index Fund (b)	7	571
iShares MSCI EAFE Value Index Fund	2	113
iShares Nasdaq Biotechnology Index Fund (b)	1	113
iShares Russell 2000 Index Fund (b)	3	192
iShares Russell 2000 Value Index Fund (b)	2	151
iShares S&P 400 Growth Index Fund	2	157
iShares S&P 400 Index Fund (b)	3	232
iShares S&P 500 Index Fund	8	1,114
Vanguard Emerging Markets Vipers (b)	1	148
Vanguard Energy Vipers	1	128
Vanguard Pacific Vipers	2	127

Total Investment Funds (cost $3,727)		3,852

SHORT TERM INVESTMENTS - 37.3%
Securities Lending Collateral - 37.3%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (h)	1,440	1,440

Total Short Term Investments (cost $1,440)		1,440

Total Investments - 137.2% (cost $5,167)		5,292

Other Assets and Liabilities, Net - (37.2%)		-1,435

Total Net Assets - 100%		$3,857

JNL/S&P Moderate Growth Retirement Strategy Fund
INVESTMENT FUNDS - 99.2%
iShares Comex Gold Trust Fund	1	$71
iShares Dow Jones Select Dividend Fund	1	93
iShares iBoxx $ Investment Grade Corp. Bond Fund	2	178
iShares Lehman 7-10 Year Treasury Bond Fund (b)	2	166
iShares Lehman Aggregate Bond Fund	3	336
iShares Lehman U.S. Treasury Inflation Protected
Securities Bond Fund (b)	5	504
iShares MSCI EAFE Index Fund (b)	5	394
iShares MSCI EAFE Value Index Fund	1	61
iShares Russell 2000 Index Fund (b)	1	101
iShares Russell 2000 Value Index Fund (b)	1	67
iShares S&P 400 Growth Index Fund	1	65
iShares S&P 400 Index Fund	2	133
iShares S&P 500 Index Fund	6	885
Vanguard Emerging Markets Vipers (b)	1	126
Vanguard Energy Vipers	1	69
Vanguard Pacific Vipers (b)	1	73
Total Investment Funds (cost $3,213)		3,322

SHORT TERM INVESTMENTS - 28.3%
Securities Lending Collateral - 28.3%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (h)	946	946

Total Short Term Investments (cost $946)		946

Total Investments - 127.5% (cost $4,159)		4,268

Other Assets and Liabilities, Net - (27.5%)		-921

Total Net Assets - 100%		$3,347

JNL/S&P Moderate Retirement Strategy Fund
INVESTMENT FUNDS - 99.8%
iShares Cohen & Steers Realty Majors Index Fund	1	$56
iShares Dow Jones Select Dividend Fund	1	58
iShares Dow Jones US Utilities Sector Index Fund	1	59
iShares iBoxx $ Investment Grade Corp. Bond Fund	6	587
iShares Lehman Aggregate Bond Fund (b)	4	443
iShares Lehman U.S. Treasury Inflation Protected
Securities Bond Fund	6	595
iShares MSCI EAFE Index Fund (b)	4	351
iShares Russell 2000 Index Fund (b)	1	58
iShares S&P 400 Index Fund (b)	1	58
iShares S&P 500 Index Fund	4	579
Vanguard Emerging Markets Vipers (b)	1	85
Total Investment Funds (cost $2,890)		2,929

SHORT TERM INVESTMENTS - 26.3%

Securities Lending Collateral - 26.3%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (h)	772	772

Total Short Term Investments (cost $772)		772

Total Investments - 126.1% (cost $3,662)		3,701

Other Assets and Liabilities, Net - (26.1%)		-765

Total Net Assets - 100%		$2,936

JNL/S&P Retirement 2015 Fund
INVESTMENT FUNDS - 100.0%
JNL/AIM International Growth Fund (a)	73	$1,148
JNL/AIM Large Cap Growth Fund (a)	94	1,406
JNL/Capital Guardian U.S. Growth Equity Fund (a)	13	315
JNL/Capital Guardian International Small Cap Fund (a)	33	329
JNL/Credit Suisse Global Natural Resources Fund (a)	36	504
JNL/Credit Suisse Long/Short Fund (a)	34	373
JNL/Eagle SmallCap Equity Fund (a)	9	187
JNL/Franklin Templeton Small Cap Value Fund (a)	16	178
JNL/Goldman Sachs Core Plus Bond Fund (a)	145	1,738
JNL/Goldman Sachs Mid Cap Value Fund (a)	28	361
JNL/JPMorgan International Value Fund (a)	88	1,268
JNL/Lazard Emerging Markets Fund (a)	48	698
JNL/Oppenheimer Global Growth Fund (a)	33	495
JNL/PIMCO Real Return Fund (a)	145	1,607
JNL/PIMCO Total Return Bond Fund (a)	173	2,087
JNL/PPM America Core Equity Fund (a)	16	329
JNL/PPM America Value Equity Fund (a)	27	518
JNL/Select Value Fund (a)	54	1,048
JNL/T. Rowe Price Established Growth Fund (a)	63	1,411
JNL/T. Rowe Price Mid-Cap Growth Fund (a)	12	361
JNL/T. Rowe Price Value Fund (a)	71	1,036

Total Investment Funds (cost $17,464)		17,397

Total Investments - 100.0% (cost $17,464)		17,397

Other Assets and Liabilities, Net - 0.0%		-3

Total Net Assets - 100%		$17,394

JNL/S&P Retirement 2020 Fund
INVESTMENT FUNDS - 100.0%
JNL/AIM International Growth Fund (a)	39	$612
JNL/AIM Large Cap Growth Fund (a)	59	881
JNL/Capital Guardian Global Diversified Research Fund (a)	10	268
JNL/Capital Guardian International Small Cap Fund (a)	16	156
JNL/Capital Guardian U.S. Growth Equity Fund (a)	10	240
JNL/Credit Suisse Global Natural Resources Fund (a)	21	289
JNL/Credit Suisse Long/Short Fund (a)	28	305

JNL/Eagle SmallCap Equity Fund (a)	5	100
JNL/Franklin Templeton Small Cap Value Fund (a)	8	95
JNL/JPMorgan International Value Fund (a)	43	621
JNL/Lazard Emerging Markets Fund (a)	27	390
JNL/Oppenheimer Global Growth Fund (a)	19	280
JNL/PIMCO Real Return Fund (a)	85	940
JNL/PIMCO Total Return Bond Fund (a)	96	1,153
JNL/PPM America Core Equity Fund (a)	13	268
JNL/PPM America Value Equity Fund (a)	20	378
JNL/Select Value Fund (a)	35	669
JNL/T. Rowe Price Established Growth Fund (a)	39	871
JNL/T. Rowe Price Mid-Cap Growth Fund (a)	13	387
JNL/T. Rowe Price Value Fund (a)	45	663

Total Investment Funds (cost $9,706)		9,566

Total Investments - 100.0% (cost $9,706)		9,566

Other Assets and Liabilities, Net - 0.0%		-2

Total Net Assets - 100%		$9,564

JNL/S&P Retirement 2025 Fund
INVESTMENT FUNDS - 100.0%
JNL/AIM International Growth Fund (a)	21	$337
JNL/AIM Large Cap Growth Fund (a)	34	508
JNL/Capital Guardian Global Diversified Research Fund (a)	6	159
JNL/Capital Guardian International Small Cap Fund (a)	11	105
JNL/Capital Guardian U.S. Growth Equity Fund (a)	7	156
JNL/Credit Suisse Global Natural Resources Fund (a)	16	217
JNL/Credit Suisse Long/Short Fund (a)	16	174
JNL/Eagle SmallCap Equity Fund (a)	3	59
JNL/Franklin Templeton Small Cap Value Fund (a)	5	57
JNL/Goldman Sachs Core Plus Bond Fund (a)	6	69
JNL/JPMorgan International Value Fund (a)	31	443
JNL/Lazard Emerging Markets Fund (a)	19	280
JNL/Oppenheimer Global Growth Fund (a)	21	310
JNL/PIMCO Real Return Fund (a)	32	360
JNL/PIMCO Total Return Bond Fund (a)	34	406
JNL/PPM America Core Equity Fund (a)	8	158
JNL/PPM America Value Equity Fund (a)	11	215
JNL/Select Value Fund (a)	20	382
JNL/T. Rowe Price Established Growth Fund (a)	22	502
JNL/T. Rowe Price Mid-Cap Growth Fund (a)	8	234
JNL/T. Rowe Price Value Fund (a)	26	380

Total Investment Funds (cost $5,629)		5,511

Total Investments - 100.0% (cost $5,629)		5,511

Other Assets and Liabilities, Net - 0.0%		-

Total Net Assets - 100%		$5,511

JNL/S&P Retirement Income Fund
INVESTMENT FUNDS - 100.0%
JNL/AIM International Growth Fund (a)	84	$1,317
JNL/AIM Large Cap Growth Fund (a)	117	1,752
JNL/AIM Real Estate Fund (a)	43	539
JNL/Capital Guardian Global Diversified Research Fund (a)	20	523
JNL/Capital Guardian International Small Cap Fund (a)	53	523
JNL/Capital Guardian U.S. Growth Equity Fund (a)	22	515
JNL/Goldman Sachs Core Plus Bond Fund (a)	275	3,299
JNL/Goldman Sachs Mid Cap Value Fund (a)	51	648
JNL/Goldman Sachs Short Duration Bond Fund (a)	345	3,620
JNL/JPMorgan International Value Fund (a)	95	1,366
JNL/JPMorgan U.S. Government & Quality Bond Fund (a)	283	3,327
JNL/Lazard Emerging Markets Fund (a)	59	852
JNL/PIMCO Real Return Fund (a)	301	3,340
JNL/PIMCO Total Return Bond Fund (a)	422	5,078
JNL/PPM America Value Equity Fund (a)	36	694
JNL/Select Value Fund (a)	82	1,589
JNL/T. Rowe Price Established Growth Fund (a)	76	1,716
JNL/T. Rowe Price Mid-Cap Growth Fund (a)	22	659
JNL/T. Rowe Price Value Fund (a)	103	1,516

Total Investment Funds (cost $32,890)		32,873

Total Investments - 100.0% (cost $32,890)		32,873

Other Assets and Liabilities, Net - 0.0%		-5

Total Net Assets - 100%		$32,868

JNL/Select Balanced Fund * (w)
COMMON STOCKS - 63.1%
CONSUMER DISCRETIONARY - 4.2%
Comcast Corp. - Class A (c)	190	$3,478
McDonald’s Corp.	62	3,641
Viacom Inc. - Class B (c)	72	3,182
Other Securities		12,032
		22,333

CONSUMER STAPLES - 8.1%
Altria Group Inc.	74	5,578
PepsiCo Inc.	102	7,711
Procter & Gamble Co.	93	6,835
SYSCO Corp.	111	3,458
Unilever NV - NYS	110	4,014
Wal-Mart Stores Inc.	142	6,764
Other Securities		8,379
		42,739

ENERGY - 11.4%
Chevron Corp.	142	13,290

ConocoPhillips	71	6,268
EnCana Corp.	72	4,922
Exxon Mobil Corp.	177	16,564
Total SA - ADR	110	9,069
XTO Energy Inc.	93	4,764
Other Securities		5,447
		60,324

FINANCIALS - 9.1%
ACE Ltd.	89	5,498
American International Group Inc.	87	5,072
Bank of America Corp.	155	6,390
Capital One Financial Corp. (b)	67	3,148
Citigroup Inc.	110	3,227
Hartford Financial Services Group Inc.	45	3,924
Morgan Stanley	36	1,917
State Street Corp.	56	4,539
Wachovia Corp.	89	3,396
Other Securities		10,968
		48,079

HEALTH CARE - 6.9%
Bristol-Myers Squibb Co.	156	4,124
Eli Lilly & Co.	131	6,967
Medtronic Inc.	111	5,590
Sanofi-Aventis - ADR (b)	82	3,733
Schering-Plough Corp.	213	5,672
Wyeth	80	3,518
Other Securities		6,912
		36,516

INDUSTRIALS - 8.2%
Deere & Co.	70	6,518
General Electric Co.	253	9,371
Illinois Tool Works Inc. (b)	70	3,726
Pentair Inc. (b)	113	3,934
United Parcel Service Inc. - Class B	52	3,670
Waste Management Inc.	109	3,551
Other Securities		12,397
		43,167

INFORMATION TECHNOLOGY - 4.7%
International Business Machines Corp. (b)	89	9,567
Other Securities		15,305
		24,872

MATERIALS - 3.7%
EI Du Pont de Nemours & Co. (b)	119	5,242
Other Securities		14,451
		19,693

TELECOMMUNICATION SERVICES - 3.6%
AT&T Inc.	358	14,866

Verizon Communications Inc.	91	3,971
		18,837

UTILITIES - 3.2%
Dominion Resources Inc. (b)	104	4,935
Exelon Corp.	79	6,458
Other Securities		5,320
		16,713

Total Common Stocks (cost $285,660)		333,273

PREFERRED STOCKS - 0.1%

FINANCIALS - 0.1%
Other Securities		316

Total Preferred Stocks (cost $303)		316

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED
SECURITIES - 5.6%
Banc of America Commercial Mortgage Inc.
5.68%, 06/11/35	$91	91
5.12%, 07/11/43	750	759
5.74%, 05/10/45 (i)	350	362
5.18%, 09/10/47 (i)	1,200	1,195
5.45%, 01/15/49	800	804
Bank of America-First Union NB Commercial Mortgage,
5.46%, 04/11/37	500	511
Bear Stearns Adjustable Rate Mortgage Trust,
4.63%, 02/25/36 (i)	1,526	1,503
Bear Stearns Commercial Mortgage Securities Inc.,
5.46%, 03/11/39 (i)	415	421
5.54%, 09/11/41	600	609
4.87%, 09/11/42	500	485
Bear Stearns Mortgage Funding Trust, 5.54%, 10/12/41	720	731
Capital One Multi-Asset Execution Trust, 4.50%, 06/15/11	500	499
Citibank Credit Card Issuance Trust, 5.65%, 09/20/19	750	751
Citigroup/Deutsche Bank Commercial Mortgage Trust,
5.23%, 07/15/44 (i)	500	499
GE Capital Commercial Mortgage Corp., 6.03%, 08/11/33	317	321
JPMorgan Chase Commercial Mortgage Securities Corp.
4.92%, 10/15/42	700	679
5.48%, 12/12/44 (i)	500	506
6.07%, 04/15/45	1,150	1,197
5.44%, 06/12/47	800	803
JPMorgan Commercial Mortgage Finance Corp.,
6.51%, 10/15/35	404	406
Morgan Stanley Capital I
5.45%, 02/20/44	355	356
5.51%, 11/12/49	800	809
Morgan Stanley Dean Witter Capital I, 5.98%, 01/15/39	560	584
Other Securities		14,722

Total Non-U.S. Government Agency Asset-Backed Securities (cost $29,660)		29,603

CORPORATE BONDS AND NOTES - 7.2%
CONSUMER DISCRETIONARY - 0.8%
Comcast Corp., 5.85%, 01/15/10	200	205
Viacom Inc., 6.88%, 04/30/36	670	672
Other Securities		3,575
		4,452

CONSUMER STAPLES - 0.3%
Other Securities		1,514

ENERGY - 0.2%
Other Securities		1,044

FINANCIALS - 3.6%
American International Group Inc., 6.25%, 03/15/37	190	170
Bank of America Corp., 5.42%, 03/15/17	700	676
Capital One Capital IV, 6.75%, 02/17/37 (b)	250	186
Capital One Financial Corp., 5.70%, 09/15/11	400	386
Citigroup Inc.
3.50%, 02/01/08	250	250
6.00%, 02/21/12	500	517
General Electric Capital Corp., 5.88%, 02/15/12	1,000	1,042
Hartford Financial Services Group Inc., 6.10%, 10/01/41	700	665
Morgan Stanley
5.38%, 10/15/15	170	165
5.45%, 01/09/17	1,350	1,310
Wachovia Corp., 5.25%, 08/01/14	500	489
Other Securities		13,420
		19,276

HEALTH CARE - 0.3%
Schering-Plough Corp., 5.30%, 12/01/13 (l)	450	455
Other Securities		952
		1,407

INDUSTRIALS - 0.5%
Other Securities		2,590

INFORMATION TECHNOLOGY - 0.2%
Other Securities		1,375

MATERIALS - 0.2%
Other Securities		856

TELECOMMUNICATION SERVICES - 0.7%
AT&T Inc.
6.45%, 06/15/34	480	495
6.80%, 05/15/36 (b)	150	162
Verizon Global Funding Corp., 7.75%, 12/01/30 (b)	500	586
Other Securities		2,445
		3,688

UTILITIES - 0.4%
Other Securities		1,903

Total Corporate Bonds and Notes (cost $38,247)		38,105

GOVERNMENT AND AGENCY OBLIGATIONS - 19.2%
GOVERNMENT SECURITIES - 4.5%
Municipals - 0.5%
Other Securities		2,653

Sovereign - 0.5%
Other Securities		2,398

U.S. Treasury Securities – 3.5%
U.S. Treasury Bond
6.25%, 08/15/23 (b)	1,775	2,125
5.38%, 02/15/31 (b)	1,000	1,127
U.S. Treasury Note
2.63%, 03/15/09 (b)	3,775	3,753
3.50%, 12/15/09 (b)	2,900	2,924
3.50%, 02/15/10 (b)	3,250	3,278
4.50%, 03/31/12 (b)	2,225	2,325
4.75%, 05/31/12 (b)	2,000	2,111
4.63%, 02/15/17 (b)	560	586
		18,229

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 14.7%
Federal Home Loan Bank - 0.3%
Federal Home Loan Bank, 4.88%, 11/18/11 (b)	1,550	1,608

Federal Home Loan Mortgage Corp. - 3.3%
Federal Home Loan Mortgage Corp.
5.50%, 10/01/16	267	271
6.00%, 04/01/17	189	193
5.00%, 10/01/17	221	222
6.50%, 11/01/17	75	78
5.00%, 01/01/18	88	89
5.50%, 01/01/18	1	1
5.00%, 04/01/18	120	120
4.50%, 05/01/18	148	146
5.00%, 05/01/18	221	222
4.50%, 09/01/18	157	154
4.50%, 11/01/18	112	110
4.50%, 11/01/18	235	231
5.50%, 11/01/18	136	138
5.50%, 01/01/19	359	364
4.50%, 03/01/19	1,074	1,055
5.50%, 08/01/19	350	355
6.00%, 06/01/20	1,692	1,694
7.00%, 11/01/30	151	159
7.00%, 02/01/31	39	41
7.00%, 06/01/31	47	49

7.00%, 10/01/32	123	129
4.50%, 06/01/33	176	166
5.50%, 06/01/33	196	196
6.50%, 09/01/33	86	89
5.00%, 08/01/35	157	153
5.00%, 08/01/35	167	163
5.00%, 10/01/35	2,160	2,109
5.00%, 11/01/35	537	524
5.00%, 11/01/35	617	602
5.00%, 01/01/36	245	240
6.00%, 06/01/36	464	471
6.00%, 06/01/36	415	421
6.00%, 06/01/36	1,804	1,831
6.00%, 09/01/36	2,375	2,410
6.50%, 10/01/36	2,156	2,217
		17,413

Federal National Mortgage Association – 9.7%
Federal National Mortgage Association
5.00%, 11/01/17	98	98
6.00%, 01/01/18	43	44
5.00%, 02/01/18	437	438
5.00%, 12/01/18	675	677
5.00%, 03/01/21	718	719
6.50%, 08/01/28	14	14
6.50%, 11/01/28	69	72
6.50%, 12/01/28	45	48
6.00%, 03/01/29	265	271
7.50%, 09/01/29	51	56
5.00%, 09/01/33, TBA (g)	755	737
7.00%, 10/01/33	325	341
4.50%, 11/01/33	201	191
5.50%, 11/01/33	1,352	1,353
4.50%, 12/01/33	367	347
5.50%, 12/01/33	675	675
5.50%, 12/01/33	554	554
5.50%, 12/01/33	441	442
5.50%, 03/01/34	421	421
5.50%, 04/01/34	1,083	1,083
5.50%, 05/01/34	148	148
5.50%, 02/01/35	165	165
5.00%, 04/01/35	358	350
5.00%, 06/01/35	779	760
5.00%, 06/01/35	338	330
5.00%, 07/01/35	377	368
5.50%, 07/01/35	580	580
5.00%, 08/01/35	462	451
5.00%, 08/01/35	427	417
5.00%, 08/01/35	359	350
4.50%, 09/01/35	886	839
4.50%, 09/01/35	363	344
5.00%, 09/01/35	327	320
5.00%, 09/01/35	127	124

5.00%, 10/01/35	361	352
5.00%, 10/01/35	479	468
5.50%, 10/01/35	395	395
5.50%, 10/01/35	783	782
5.50%, 08/01/36	612	611
6.00%, 09/01/36	326	331
6.50%, 09/01/36	229	235
5.50%, 10/01/36	579	579
6.50%, 10/01/36	5,015	5,156
5.50%, 11/01/36	28	28
5.50%, 11/01/36	362	361
5.50%, 01/01/37	356	356
5.50%, 04/01/37	47	47
5.50%, 05/01/37	590	589
5.50%, 06/01/37	1,968	1,965
5.50%, 06/01/37	992	991
5.50%, 07/01/37	989	988
5.50%, 07/01/37	990	989
5.50%, 08/01/37	400	399
5.50%, 08/01/37	944	943
6.00%, 10/01/37	6,916	7,024
6.00%, 12/01/37	6,529	6,631
6.00%, 12/01/37	6,500	6,601
		50,948

Government National Mortgage Association – 1.4%
Government National Mortgage Association
6.50%, 04/15/26	57	59
5.50%, 11/15/32	181	182
7.00%, 01/15/33	56	60
6.00%, 02/15/33	185	189
6.00%, 03/15/33	54	55
5.50%, 05/15/33	160	162
7.00%, 05/15/33	28	30
5.50%, 05/20/33	214	214
5.00%, 06/20/33	112	109
5.50%, 07/15/33	63	64
5.00%, 10/15/33	275	271
6.00%, 10/20/33	224	229
5.00%, 01/01/34, TBA (g)	3,684	3,630
6.00%, 04/15/34	103	106
6.00%, 01/15/35	59	61
7.50%, 09/16/35	31	34
5.00%, 12/15/35	542	535
5.00%, 01/15/36	521	514
5.50%, 02/15/36	29	28
5.00%, 03/15/36	260	256
5.00%, 03/15/36	35	33
5.00%, 05/15/36	462	456
		7,277
Total Government and Agency Obligations (cost $99,071)		100,526

SHORT TERM INVESTMENTS – 17.3%

Federal Home Loan Bank - 1.1%
Federal Home Loan Bank, 4.10%, 01/31/08	6,000	5,980

Mutual Funds - 4.6%
JNL Money Market Fund, 4.58% (a) (h)	24,309	24,309

Securities Lending Collateral - 11.6%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	61,124	61,124

Total Short Term Investments (cost $91,413)		91,413

Total Investments - 112.5% (cost $544,354)		593,235

Other Assets and Liabilities, Net - (12.5%)		-66,059

Total Net Assets - 100%		$527,176

JNL/Select Money Market Fund
SHORT TERM INVESTMENTS - 99.8%
Certificates of Deposit - 28.6%
ABN AMRO Bank, 4.78%, 02/01/08	$11,000	$11,000
Bank of Scotland Plc, 5.02%, 03/13/08	10,000	10,000
Barclays Bank Plc, 5.20%, 03/10/08	15,000	15,000
BNP Paribas, 5.10%, 03/13/08	10,000	10,000
Calyon North America Inc., 5.06%, 03/12/08	7,000	7,000
Canadian Imperial Bank of Commerce, 5.07%, 04/02/08	9,000	9,000
Citibank NA, 5.10%, 03/11/08	10,000	10,000
Credit Suisse First Boston
5.32%, 05/27/08	6,500	6,500
5.37%, 06/04/08	3,500	3,500
Deutsche Bank Securities Inc., 5.03%, 04/10/08	6,000	6,000
Lloyds TSB Group Plc, 4.80%, 03/13/08	5,000	5,000
Marshall & Ilsley Bank, 4.72%, 02/05/08	8,000	8,000
Rabobank Nederland, 5.14%, 03/11/08	13,500	13,500
Regions Bank, 4.85%, 01/22/08	12,000	12,000
Royal Bank of Scotland, 5.44%, 03/13/08	8,000	8,000
Societe Generale NY, 4.90%, 01/23/08	10,250	10,250
Svenska Handelsbanken, 4.74%, 02/05/08	10,000	10,000
UBS-NY
5.44%, 03/10/08	13,000	13,000
4.09%, 03/13/08	5,000	5,000
Westpac Banking Corp.
4.67%, 02/05/08	10,000	10,000
4.95%, 03/13/08	5,000	5,000
		187,750

Commercial Paper - 26.4%
Apreco LLC, 6.00%, 01/17/08 (e) (u)	6,000	5,984
Banc of America Securities LLC, 5.21%, 03/03/08	8,000	7,928
Bank of America Corp., 4.94%, 04/03/08	5,000	4,936
Cargill Global Funding Plc, 4.07%, 01/17/08 (e) (u)	15,000	14,969

Chariot Funding LLC, 5.95%, 01/14/08 (e) (u)	6,000	5,987
Eureka Securities LLC, 5.50%, 02/05/08 (e) (u)	10,000	9,947
General Electric Capital Corp., 4.68%, 01/29/08	20,000	19,927
Goldman Sachs Group Inc., 4.80%, 01/10/08	13,000	12,984
International Lease Finance Corp., 4.67%, 01/16/08	10,000	9,981
Medtronic Inc., 4.22%, 01/16/08 (e) (u)	15,000	14,974
Merrill Lynch & Co. Inc., 5.33%, 01/08/08	10,000	9,990
Park Avenue Receivables LLC, 5.50%, 01/28/08 (e) (u)	10,000	9,959
Pfizer Inc., 4.41%, 05/15/08 (e) (u)	10,000	9,835
Prudential Funding Corp., 4.55%, 02/12/08	15,000	14,920
Toyota Financial Services Corp., 4.78%, 03/13/08	15,000	14,857
Yorktown Capital LLC, 5.70%, 01/04/08 (e) (u)	6,000	5,996
		173,174

Discount Notes - 3.4%
American Express Bank, 5.00%, 01/18/08 (i)	8,000	8,000
Bank of America, 4.97%, 02/22/08 (i)	4,000	4,000
Calyon, 4.37%, 02/19/08 (i)	4,000	4,000
MetLife Inc., 5.46%, 02/01/08 (i) (s) (t)	3,200	3,200
National City Bank, 5.18%, 03/13/08 (i)	3,000	3,000
		22,200

Federal Home Loan Bank - 7.9%
Federal Home Loan Bank
5.02%, 02/06/08	7,000	6,966
4.21%, 02/08/08	15,000	14,937
4.26%, 02/20/08	20,000	19,882
4.26%, 02/20/08	10,000	9,941
		51,726

Federal Home Loan Mortgage Corp. - 10.6%
Federal Home Loan Mortgage Corp.
4.34%, 01/30/08	30,000	29,895
4.22%, 02/08/08	20,000	19,911
4.73%, 02/19/08	20,000	19,871
		69,677

Federal National Mortgage Association - 3.1%
Federal National Mortgage Association, 4.30%, 01/23/08	20,000	19,947

Mutual Funds - 0.0%
Dreyfus Cash Management Plus Fund, 4.79% (h)	50	50

Non-U.S. Government Agency Asset-Backed Securities - 1.1%
Holmes Master Issuer Plc, 5.01%, 03/15/08 (i)	2,053	2,053
Pendeford Master Issuer Plc, 5.22%, 02/12/08 (e) (i) (u)	3,360	3,360
Permanent Master Issuer Plc, 5.01%, 01/15/08 (i)	1,830	1,830
		7,243

Repurchase Agreement - 18.7%
Repurchase Agreement with Bank of New York Mellon,
4.75% (Collateralized by $6,418 Federal Home
Loan Mortgage Corp., 4.50%-7.00%, due

05/01/26 - 09/01/37, value $6,545 and by $116,625
Federal National Mortgage Association,
4.00% - 8.00% due 01/10/18 – 11/01/37 value
$118,404) acquired on 12/31/07, due 01/02/07
at $122,532	122,500	122,500

Total Short Term Investments (cost $654,267)		654,267

Total Investments - 99.8% (cost $654,267)		654,267

Other Assets and Liabilities, Net - 0.2%		1,554

Total Net Assets - 100%		$655,821

JNL/Select Value Fund
COMMON STOCKS - 96.8%
CONSUMER DISCRETIONARY - 4.0%
Comcast Corp. - Class A (c)	170	$3,111
Gap Inc.	234	4,986
Macy’s Inc.	120	3,099
McDonald’s Corp.	112	6,586
Time Warner Inc.	257	4,248
		22,030

CONSUMER STAPLES - 14.4%
Altria Group Inc.	107	8,080
Colgate-Palmolive Co.	82	6,377
ConAgra Foods Inc.	309	7,353
CVS Caremark Corp. (b)	326	12,939
Kellogg Co. (b)	140	7,319
Kimberly-Clark Corp. (b)	64	4,431
Kroger Co.	208	5,550
PepsiCo Inc.	134	10,193
Safeway Inc.	150	5,128
SUPERVALU Inc.	186	6,994
Tyson Foods Inc. (b)	361	5,528
		79,892

ENERGY - 14.2%
Chevron Corp.	109	10,136
ConocoPhillips	70	6,189
Exxon Mobil Corp.	270	25,334
Newfield Exploration Co. (c)	198	10,414
Occidental Petroleum Corp.	270	20,780
XTO Energy Inc. (b)	115	5,893
		78,746

FINANCIALS - 24.7%
ACE Ltd.	137	8,458
Allstate Corp.	159	8,310
American International Group Inc.	94	5,463
Bank of America Corp.	395	16,289
Bank of New York Mellon Corp.	128	6,228

Chubb Corp.	132	7,199
Citigroup Inc.	60	1,765
Discover Financial Services	256	3,867
Goldman Sachs Group Inc.	41	8,753
Host Hotels & Resorts Inc.	438	7,463
JPMorgan Chase & Co.	222	9,708
Lloyds TSB Group Plc - ADR	166	6,257
Morgan Stanley	104	5,502
PNC Financial Services Group Inc. (b)	106	6,946
SunTrust Banks Inc.	80	4,999
U.S. Bancorp (b)	299	9,481
UBS AG	95	4,352
Wachovia Corp.	228	8,682
Wells Fargo & Co.	231	6,962
		136,684

HEALTH CARE - 6.8%
Abbott Laboratories	99	5,548
Aetna Inc.	148	8,550
Baxter International Inc.	152	8,806
Bristol-Myers Squibb Co.	81	2,137
WellPoint Inc. (c)	58	5,115
Wyeth	175	7,751
		37,907

INDUSTRIALS - 6.9%
AMR Corp. (b) (c)	85	1,193
Deere & Co.	18	1,713
General Dynamics Corp.	154	13,669
General Electric Co.	395	14,628
Trane Inc.	148	6,899
		38,102

INFORMATION TECHNOLOGY - 8.4%
Arris Group Inc. (b) (c)	234	2,331
Cisco Systems Inc. (c)	264	7,157
Corning Inc.	248	5,938
Hewlett-Packard Co.	129	6,527
Ingram Micro Inc. - Class A (c)	280	5,051
Intel Corp.	380	10,131
International Business Machines Corp. (b)	51	5,556
Sun Microsystems Inc.	228	4,131
		46,822

MATERIALS - 4.1%
Agrium Inc.	114	8,196
Dow Chemical Co.	119	4,671
EI Du Pont de Nemours & Co.	152	6,715
Smurfit-Stone Container Corp. (c)	283	2,986
		22,568

TELECOMMUNICATION SERVICES - 6.3%
AT&T Inc.	556	23,096

Sprint Nextel Corp.	44	583
Verizon Communications Inc.	252	11,019
		34,698

UTILITIES - 7.0%
Consolidated Edison Inc.	84	4,123
Entergy Corp.	50	5,952
Exelon Corp.	64	5,258
FPL Group Inc.	205	13,859
SCANA Corp. (b)	88	3,726
Southern Co. (b)	145	5,631
		38,549

Total Common Stocks (cost $475,611)		535,998

SHORT TERM INVESTMENTS - 12.6%

Mutual Funds - 3.8%
JNL Money Market Fund, 4.58% (a) (h)	20,932	20,932

Securities Lending Collateral - 8.8%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	49,076	49,076

Total Short Term Investments (cost $70,008)		70,008

Total Investments - 109.4% (cost $545,619)		606,006

Other Assets and Liabilities, Net - (9.4%)		-52,302

Total Net Assets - 100%		$553,704

JNL/T. Rowe Price Established Growth Fund
COMMON STOCKS - 97.0%
CONSUMER DISCRETIONARY - 9.2%
Amazon.com Inc. (b) (c)	121	$11,246
B2W Compania Global Do Varejo	66	2,637
Bed Bath & Beyond Inc. (b) (c)	116	3,403
EchoStar Communications Corp. (c)	71	2,689
Expedia Inc. (b) (c)	221	6,998
Harman International Industries Inc. (b)	48	3,509
International Game Technology	183	8,039
Kohl’s Corp. (c)	132	6,046
Las Vegas Sands Corp. (b) (c)	61	6,286
Lojas Renner SA	142	2,862
Marriott International Inc. - Class A	135	4,625
McGraw-Hill Cos. Inc. (b)	309	13,515
MGM Mirage Inc. (c)	20	1,664
Naspers Ltd. - Class N	287	6,798
Shaw Communications Inc.	210	4,973
Target Corp.	72	3,595
Yum! Brands Inc.	269	10,275
		99,160

CONSUMER STAPLES - 8.7%
Costco Wholesale Corp. (b)	154	10,750
CVS Caremark Corp. (b)	624	24,817
Groupe Danone	50	4,471
InBev NV	67	5,561
PepsiCo Inc.	113	8,562
Procter & Gamble Co.	185	13,581
Reckitt Benckiser Plc	78	4,524
SYSCO Corp.	219	6,847
Walgreen Co.	203	7,711
Whole Foods Market Inc. (b)	167	6,805
		93,629

ENERGY - 7.1%
Baker Hughes Inc.	152	12,352
EOG Resources Inc. (b)	82	7,292
Exxon Mobil Corp.	106	9,932
Murphy Oil Corp. (b)	66	5,583
Schlumberger Ltd.	270	26,599
Total SA (b)	177	14,715
		76,473

FINANCIALS - 11.5%
American Express Co.	88	4,583
Assurant Inc. (b)	83	5,519
BlackRock Inc. (b)	24	5,247
Bovespa Holdings SA	586	11,298
Charles Schwab Corp.	350	8,945
CME Group Inc.	11	7,615
DLF Ltd.	357	9,643
Erste Bank der Oesterreichischen Sparkassen AG	82	5,810
Franklin Resources Inc.	84	9,646
Goldman Sachs Group Inc.	31	6,602
Housing Development Finance Corp.	80	5,746
Moody’s Corp. (b)	252	9,003
Morgan Stanley	57	3,042
Northern Trust Corp. (b)	81	6,234
Prudential Financial Inc.	96	8,885
State Street Corp.	205	16,670
		124,488

HEALTH CARE - 15.7%
Aetna Inc.	260	14,987
Alcon Inc.	45	6,480
Allergan Inc.	154	9,899
Becton Dickinson & Co.	80	6,678
Celgene Corp. (b) (c)	49	2,269
Cigna Corp.	120	6,431
Covidien Ltd.	147	6,513
Genentech Inc. (c)	163	10,939
Gilead Sciences Inc. (c)	291	13,366
Humana Inc. (c)	76	5,739

Laboratory Corp. of America Holdings (b) (c)	117	8,807
McKesson Corp.	91	5,961
Medco Health Solutions Inc. (c)	80	8,082
Medtronic Inc.	266	13,372
Merck & Co. Inc.	91	5,271
Roche Holding AG	26	4,472
Schering-Plough Corp.	202	5,392
St. Jude Medical Inc. (c)	100	4,080
Stryker Corp.	90	6,732
WellPoint Inc. (c)	217	19,002
Zimmer Holdings Inc. (c)	78	5,140
		169,612

INDUSTRIALS - 11.3%
Danaher Corp. (b)	243	21,294
Deere & Co.	55	5,084
Expeditors International Washington Inc.	131	5,835
Fastenal Co. (b)	49	1,965
Foster Wheeler Ltd. (c)	75	11,689
General Dynamics Corp.	112	9,922
General Electric Co.	1,089	40,362
Joy Global Inc. (b)	54	3,554
McDermott International Inc. (c)	83	4,911
Schneider Electric SA (virt-x) (b)	72	9,702
Southwest Airlines Co. (b)	648	7,906
		122,224

INFORMATION TECHNOLOGY - 23.1%
Accenture Ltd.	321	11,562
Amdocs Ltd. (c)	187	6,432
Apple Inc. (c)	132	26,087
Automatic Data Processing Inc.	248	11,061
Cisco Systems Inc. (c)	481	13,010
Corning Inc.	431	10,337
Dell Inc. (c)	238	5,838
Electronic Arts Inc. (c)	168	9,825
EMC Corp. (c)	309	5,733
Google Inc. - Class A (c)	48	33,329
HON HAI Precision Industry Co. Ltd.	1,118	6,888
Infosys Technologies Ltd. - ADR	124	5,521
Intel Corp.	219	5,844
Juniper Networks Inc. (b) (c)	242	8,034
Marvell Technology Group Ltd. (b) (c)	509	7,109
Maxim Integrated Products Inc.	110	2,906
Microsoft Corp.	805	28,668
Nintendo Co. Ltd.	29	17,027
QUALCOMM Inc.	221	8,700
Redecard SA (c)	177	2,863
TomTom NV (c)	78	5,849
VeriSign Inc. (b) (c)	342	12,855
Yahoo! Inc. (c)	151	3,512
		248,990

MATERIALS - 3.2%
BHP Billiton Ltd. (b)	368	12,864
Freeport-McMoRan Copper & Gold Inc.	68	6,945
Monsanto Co.	88	9,873
Praxair Inc.	49	4,339
		34,021

TELECOMMUNICATION SERVICES - 6.5%
America Movil SA de CV - Class L - ADR	245	15,053
American Tower Corp. (c)	279	11,881
Bharti Airtel Ltd. (c)	403	10,068
Crown Castle International Corp. (c)	313	13,025
Idea Cellular Ltd.	1,251	4,376
Leap Wireless International Inc. (b) (c)	50	2,341
MetroPCS Communications Inc. (b) (c)	91	1,764
Rogers Communications Inc.	256	11,593
		70,101

UTILITIES - 0.7%
AES Corp. (c)	359	7,670

Total Common Stocks (cost $892,526)		1,046,368

SHORT TERM INVESTMENTS - 17.0%
Mutual Funds - 3.1%
JNL Money Market Fund, 4.58% (a) (h)	3,408	3,408
T. Rowe Price Reserves Investment Fund,
4.74% (a) (h)	29,997	29,997
		33,405

Securities Lending Collateral - 13.9%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	149,487	149,487

Total Short Term Investments (cost $182,892)		182,892

Total Investments - 114.0% (cost $1,075,418)		1,229,260

Other Assets and Liabilities, Net - (14.0%)		-151,070

Total Net Assets - 100%		$1,078,190

JNL/T. Rowe Price Mid-Cap Growth Fund * (w)
COMMON STOCKS - 95.3%
CONSUMER DISCRETIONARY - 18.1%
Amazon.com Inc. (b) (c)	127	$11,765
Chipotle Mexican Grill Inc. (c)	59	7,260
Discovery Holding Co. (c)	225	5,657
Expedia Inc. (b) (c)	168	5,322
Harman International Industries Inc. (b)	107	7,887
International Game Technology (b)	204	8,975
Lamar Advertising Co. (b)	165	7,941
WABCO Holdings Inc.	140	6,988
Other Securities		69,784
		131,579

CONSUMER STAPLES - 1.5%
Other Securities		10,691

ENERGY - 10.7%
BJ Services Co.	238	5,781
Consol Energy Inc. (b)	162	11,608
EOG Resources Inc. (b)	119	10,621
FMC Technologies Inc. (b) (c)	123	6,951
Murphy Oil Corp. (b)	83	7,059
Smith International Inc. (b)	180	13,286
XTO Energy Inc. (b)	110	5,630
Other Securities		16,628
		77,564

FINANCIALS - 5.0%
Assurant Inc. (b)	99	6,643
Axis Capital Holdings Ltd.	142	5,522
Eaton Vance Corp. (b)	152	6,920
Other Securities		17,189
		36,274

HEALTH CARE - 14.8%
Applera Corp. - Applied Biosystems Group	156	5,292
Cephalon Inc. (b) (c)	112	8,051
Edwards Lifesciences Corp. (b) (c)	138	6,356
Elan Corp. Plc - ADR (b) (c)	305	6,697
Other Securities		81,352
		107,748

INDUSTRIALS - 15.5%
Alliant Techsystems Inc. (b) (c)	60	6,837
Ametek Inc.	231	10,822
IDEX Corp. (b)	164	5,931
ITT Corp.	89	5,845
Rockwell Collins Inc.	142	10,227
Roper Industries Inc. (b)	203	12,702
SAIC Inc. (c)	358	7,203
Southwest Airlines Co.	437	5,336
Other Securities		48,113
		113,016

INFORMATION TECHNOLOGY - 24.2%
Altera Corp.	281	5,433
Amdocs Ltd. (c)	196	6,756
Dolby Laboratories Inc. - Class A (c)	120	5,981
DST Systems Inc. (b) (c)	120	9,889
Fiserv Inc. (c)	119	6,609
FLIR Systems Inc. (b) (c)	281	8,783
Global Payments Inc.	143	6,634
Intersil Corp. (b)	218	5,339
Iron Mountain Inc. (b) (c)	181	6,713
Juniper Networks Inc. (b) (c)	320	10,611
Red Hat Inc. (b) (c)	290	6,039
Seagate Technology Inc.	286	7,288
VeriSign Inc. (b) (c)	305	11,456
Western Union Co.	323	7,850
Xilinx Inc.	243	5,321
Other Securities		65,412
		176,114

MATERIALS - 1.3%
Agnico-Eagle Mines Ltd.	100	5,436
Other Securities		3,749
		9,185

TELECOMMUNICATION SERVICES - 4.1%
American Tower Corp. (b) (c)	163	6,944
Crown Castle International Corp. (b) (c)	181	7,531
Other Securities		15,772
		30,247

UTILITIES - 0.1%
Other Securities		412

Total Common Stocks (cost $542,397)		692,830

SHORT TERM INVESTMENTS - 41.9%

Mutual Funds - 5.9%
JNL Money Market Fund, 4.58% (a) (h)	4,586	4,586
T. Rowe Price Reserves Investment Fund, 4.74% (a) (h)	38,791	38,791
		43,377

Securities Lending Collateral - 36.0%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	261,604	261,604

Total Short Term Investments (cost $304,981)		304,981

Total Investments - 137.2% (cost $847,378)		997,811

Other Assets and Liabilities, Net - (37.2%)		-270,689

Total Net Assets - 100%		$727,122

JNL/T. Rowe Price Value Fund
COMMON STOCKS - 96.4%
CONSUMER DISCRETIONARY - 18.3%
Bed Bath & Beyond Inc. (b) (c)	216	$6,357
Cablevision Systems Corp. - Class A (c)	324	7,933
CBS Corp. - Class B	103	2,812
Comcast Corp. - Class A (c)	77	1,397
Comcast Corp. - Special Class A (c)	129	2,345
Discovery Holding Co. (c)	263	6,612
EchoStar Communications Corp. (b) (c)	122	4,587
Fortune Brands Inc.	75	5,420
General Motors Corp. (b)	110	2,728
H&R Block Inc. (b)	382	7,101
Harley-Davidson Inc. (b)	157	7,352
Home Depot Inc.	343	9,227
International Game Technology	216	9,502
Kohl’s Corp. (c)	158	7,236
Liberty Media Corp. - Capital (c)	65	7,560
Liberty Media Corp. - Interactive (b) (c)	204	3,892
New York Times Co. - Class A (b)	180	3,155
Newell Rubbermaid Inc.	204	5,285
RadioShack Corp. (b)	71	1,193
Sony Corp. - ADR	110	5,973
Time Warner Cable Inc. - Class A (b) (c)	56	1,548
Time Warner Inc.	561	9,257
TJX Cos. Inc.	297	8,539
Viacom Inc. - Class B (c)	65	2,850
		129,861

CONSUMER STAPLES - 8.3%
Altria Group Inc.	33	2,509
Anheuser-Busch Cos. Inc.	198	10,353
Avon Products Inc.	155	6,111
Campbell Soup Co. (b)	28	1,000
Coca-Cola Co.	116	7,119
Coca-Cola Enterprises Inc. (b)	136	3,548
General Mills Inc.	80	4,537
Heineken NV	15	964
Hershey Co. (b)	111	4,366
Kraft Foods Inc. - Class A	117	3,811
Sara Lee Corp.	273	4,378
Wal-Mart Stores Inc.	206	9,796
	58,492

ENERGY - 13.0%
Baker Hughes Inc.	91	7,388
BJ Services Co.	308	7,460
ConocoPhillips	53	4,636
Consol Energy Inc. (b)	82	5,857
Exxon Mobil Corp.	91	8,488
Murphy Oil Corp.	132	11,156
Royal Dutch Shell Plc - ADR	109	9,144

Schlumberger Ltd.	108	10,594
Spectra Energy Corp.	177	4,574
Statoil ASA	283	8,805
Total SA - ADR (b)	167	13,778
		91,880

FINANCIALS - 18.1%
American Express Co.	60	3,137
American International Group Inc.	149	8,687
Ameriprise Financial Inc.	83	4,596
Bank of America Corp.	131	5,409
Bank of New York Mellon Corp.	76	3,686
Berkshire Hathaway Inc. - Class A (c)	-	5,239
Capital One Financial Corp. (b)	76	3,578
Citigroup Inc.	248	7,289
Countrywide Financial Corp. (b)	239	2,139
Fannie Mae	80	3,210
Fifth Third Bancorp	126	3,164
First Horizon National Corp. (b)	342	6,204
Genworth Financial Inc. - Class A	360	9,159
Hartford Financial Services Group Inc.	36	3,139
JPMorgan Chase & Co.	132	5,762
Lincoln National Corp.	93	5,426
Marsh & McLennan Cos. Inc.	274	7,242
Merrill Lynch & Co. Inc.	128	6,871
Morgan Stanley	89	4,721
SLM Corp.	122	2,465
St. Joe Co. (b)	266	9,456
State Street Corp.	84	6,829
SunTrust Banks Inc. (b)	43	2,669
U.S. Bancorp (b)	115	3,647
Willis Group Holdings Ltd.	74	2,810
XL Capital Ltd. - Class A (b)	42	2,089
		128,623

HEALTH CARE - 9.8%
Amgen Inc. (c)	155	7,189
Boston Scientific Corp. (c)	278	3,227
Cardinal Health Inc.	102	5,896
Cigna Corp.	75	4,035
Covidien Ltd.	197	8,730
Health Management Associates Inc. (b)	193	1,152
Johnson & Johnson	152	10,145
Medtronic Inc.	150	7,556
Merck & Co. Inc.	108	6,299
Pfizer Inc.	283	6,428
Schering-Plough Corp.	143	3,799
Wyeth	114	5,024
		69,480

INDUSTRIALS - 11.2%
3M Co.	92	7,741
Caterpillar Inc.	22	1,568

General Electric Co. (b)	540	20,033
Illinois Tool Works Inc. (b)	173	9,268
Raytheon Co.	91	5,505
Southwest Airlines Co. (b)	659	8,042
Tyco Electronics Ltd.	149	5,525
Tyco International Ltd.	159	6,296
Union Pacific Corp.	63	7,964
Waste Management Inc.	229	7,494
		79,436

INFORMATION TECHNOLOGY - 9.4%
Alcatel-Lucent - ADR (b)	1,013	7,397
Analog Devices Inc.	147	4,647
Dell Inc. (c)	304	7,461
Intel Corp.	304	8,102
International Business Machines Corp. (b)	71	7,675
Juniper Networks Inc. (c)	69	2,291
Microsoft Corp.	378	13,453
Nokia Oyj - Class A - ADR	130	4,979
Texas Instruments Inc. (b)	159	5,294
Western Union Co.	211	5,123
		66,422

MATERIALS - 4.3%
AbitibiBowater Inc. (b)	126	2,591
Alcoa Inc.	128	4,667
EI Du Pont de Nemours & Co.	142	6,278
International Paper Co. (b)	274	8,866
MeadWestvaco Corp. (b)	211	6,601
Nucor Corp.	21	1,268
		30,271

TELECOMMUNICATION SERVICES - 1.4%
Qwest Communications International Inc. (b) (c)	338	2,368
Sprint Nextel Corp.	564	7,405
		9,773

UTILITIES - 2.6%
Entergy Corp.	62	7,422
NiSource Inc. (b)	277	5,233
Pinnacle West Capital Corp. (b)	130	5,529
		18,184

Total Common Stocks (cost $623,584)		682,422

PREFERRED STOCKS - 0.4%
CONSUMER DISCRETIONARY - 0.3%
General Motors Corp., Convertible Preferred,
1.50%, 05/28/09	75	1,809

FINANCIALS - 0.1%
Sallie Mae Corp. Convertible Preferred, 7.25%, 12/15/10	-	416
XL Capital Ltd., Convertible Preferred, 7.00%, 02/15/09	35	660

		1,076

Total Preferred Stocks (cost $3,143)		2,885

CORPORATE BONDS AND NOTES - 0.4%
CONSUMER DISCRETIONARY - 0.2%
Ford Motor Co., 4.25%, 12/15/36 (b)	$1,082	1,075

FINANCIALS - 0.1%
Fortis Insurance Ltd., 7.75%, 01/26/08 (e) (t)	570	939

MATERIALS - 0.1%
Newmont Mining Corp., 1.63%, 07/15/17 (e) (t)	535	666

Total Corporate Bonds and Notes (cost $2,187)		2,680

SHORT TERM INVESTMENTS - 18.6%
Mutual Funds - 3.1%
JNL Money Market Fund, 4.58% (a) (h)	608	608
T. Rowe Price Reserves Investment Fund,
4.74% (a) (h)	21,024	21,024
		21,632

Securities Lending Collateral - 15.5%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	110,070	110,070

Total Short Term Investments (cost $131,702)		131,702

Total Investments - 115.8% (cost $760,616)		819,689

Other Assets and Liabilities, Net - (15.8%)		-111,580

Total Net Assets - 100%		$708,109

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (dollar amounts in thousands)
December 31, 2007

(a)	Investment in affiliate.
(b)	All or portion of the security has been loaned.
(c)	Non-income producing security.
(d)	Issuer is in Chapter 11 bankruptcy and/or is in default relating to principal and/or interest.
(e)	Rule 144A, Section 4(2) provides an exemption from the registration requirements of the Securities Act of 1933, as amended, for resale of this security to an institutional investor.
(f)	Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. As of December 31, 2007 the percentage of net assets invested in fair valued securities is as follows: JNL/Franklin Templeton Mutual Shares Fund - 1.0%; JNL/Goldman Sachs Core Plus Bond
Fund - 0.6%; JNL/Goldman Sachs Short Duration Bond Fund - 2.7%; JNL/JPMorgan MidCap Growth Fund - 0.9%; JNL/JPMorgan U.S. Government
& Quality Bond Fund - 0.4%; JNL/Lazard Emerging Markets Fund - 0.7%; JNL/Mellon Capital Management International Index Fund - 0.1%;
JNL/PIMCO Real Return Fund - 0.8%; JNL/PIMCO Total Return Bond Fund - 1.0%.
(g)	Investment purchased on a when-issued basis. As of December 31, 2007, the total cost of investments purchased on a when-issued basis for the
JNL/Capital Guardian Global Balanced Fund, JNL/Credit Suisse Global Natural Resources Fund, JNL/Franklin Templeton Mutual Shares Fund,
JNL/Goldman Sachs Core Plus Bond Fund, JNL/JPMorgan International Value Fund, JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund, JNL/Mellon Capital Management Bond Index Fund, JNL/Mellon Capital Management International Index Fund,
JNL/PAM Asia ex-Japan Fund, JNL/PIMCO Real Return Bond Fund, JNL/PIMCO Total Return Bond Fund, and JNL/Select Balanced Fund is:
$155; $12,075; $2,400; $72,745; $10,823; $12,987; $9,602; $13,460; $1,766; $240; $521,487; $358,240; and $4,330, respectively.
(h)	Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2007.
(i)	Variable rate security. Rate stated is in effect as of December 31, 2007.
(j)	Zero coupon security. Rate stated is the effective yield as of December 31, 2007.
(k)	Security is a "step-up" bond where the coupon may increase or step up at a future date. Rate stated is the coupon as of December 31, 2007.
(l)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(m)	Swap agreements in JNL/Goldman Sachs Core Plus Bond Fund, JNL/Goldman Sachs Short Duration Bond Fund have been collateralized with $2,420 and
$1,111 cash, respectively.
(n)	All or a portion of the security or cash has been segregated as collateral for securities held short. Total value of segregated securities at December 31,
2007 for JNL/Credit Suisse Long/Short Fund and JNL/Franklin Templeton Mutual Shares Fund is $22,592 and $3,480, respectively.
(o)	All or a portion of the security or cash pledged as collateral for open futures contracts. As of December 31, 2007 the value of collateral in JNL/Goldman Sachs
Core Plus Bond Fund, JNL/Goldman Sachs Short Duration Bond Fund, JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund,
JNL/Mellon Capital Management International Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital
Management S&P 500 Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/PIMCO Real Return Fund, and JNL/PIMCO
Total Return Bond Fund is: $754, $724, $178, $1,272, $497, $671, $303, $3,012, and $4,040, respectively.
(p)	Perpetual maturity security. Interest rate is fixed until the first call date and variable thereafter.
(q)	Par amounts are listed in United States Dollars unless otherwise noted.
(r)	Treasury inflation indexed note - par amount is adjusted for inflation.
(s)	Security is restricted as to public resale. See restricted security note.
(t)	Illiquid security. At December 31, 2007, the aggregate value of illiquid securities and percentage of net assets is as follows: JNL/Capital Guardian Global
Balanced Fund, $1,675 - 0.8%; JNL/Capital Guardian International Small Cap Fund, $1,380 - 1.9%; JNL/Franklin Templeton Mutual Shares Fund, $3,371 - 1.0%;
JNL/Goldman Sachs Core Plus Bond Fund, $9,921 - 1.6%; JNL/Goldman Sachs Short Duration Bond Fund, $9,334 - 3.0%; JNL/JPMorgan MidCap Growth
Fund, $1,670 - 0.9%; JNL/JPMorgan U.S. Government & Quality Bond Fund, $10,120 - 3.8%; JNL/PIMCO Total Return Bond Fund, $7,724 - 0.7%;
JNL/PPM America High Yield Bond Fund, $2,287 - 0.7%; JNL/Select Money Market Fund, $3,200 - 0.5%; and JNL/T. Rowe Price Value Fund, $1,605 - 0.2%.

(u)	144A liquid security, the Fund has deemed this security to be liquid based on procedures approved by the Board of Trustees. As of December 31, 2007 the value of 144A securities, in JNL/Capital Guardian Global Balanced Fund, JNL/Franklin Templeton Global Growth Fund, JNL/Franklin Templeton
Income Fund, JNL/Franklin Templeton Mutual Shares Fund, JNL/Goldman Sachs Core Plus Bond Fund, JNL/Goldman Sachs Short Duration Bond Fund,
JNL/Lazard Emerging Markets Fund, JNL/Mellon Capital Management Bond Index Fund, JNL/PAM Asia ex-Japan Fund, JNL/PAM China-India Fund,
JNL/PIMCO Real Return Fund, JNL/PIMCO Total Return Bond Fund, JNL/PPM America High Yield Bond Fund, JNL/Select Balanced Fund, and JNL/Select
Money Market Fund is: $1,968; $5,855; $82,887; $188; $22,158; $2,580; $10,278; $496; $153; $236; $46,141; $96,334; $52,084; $5,471; and $77,812, respectively.
(v)	Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.
(w)	For all items listed as "Other Securities" in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of market value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2007.
Certain captions named "Other Securities" may include securities which relate to the footnotes mentioned above.
*	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to
www.jnl.com, www.sec.gov, or call the Shareholder Service Center at 888-276-0061.

Currencies:
ARS - Argentine Peso	SEK - Swedish Krona
AUD - Australian Dollar	SGD - Singapore Dollar
BRL - Brazilian Real	TRY - Turkish Lira
CAD - Canadian Dollar	USD - United States Dollar
CHF - Swiss Franc	ZAR - South African Rand
CLP - Chilean Peso
COP - Colombian Peso
CNY - Chinese Yuan	Abbreviations:
DKK - Danish Krone	"-" Amount rounds to less than one thousand.
EUR - European Currency Unit (Euro)	ADR - American Depository Receipt
GBP - British Pound	GDR - Global Depository Receipt
GDR - Global Depository Receipt	LIBOR - London Interbank Offered Rate
HKD - Hong Kong Dollar	SPDR - Standard & Poor's Depository Receipt
HUF - Hungarian Forint	TBA - To Be Announced
IDR - Indonesian Rupiah	virt-x - a crossboarder Recognised Investment Exchange (RIE)
INR - Indian Rupee	YEN - Euroyen, Japanese Yen traded in Eurocurrency markets
JPY - Japanese Yen	Euro-Bobl - debt instrument issued by the Federal Republic of Germany with
KRW - Korean Won	a term of 4.5 to 5.5 years
MXN - Mexican Peso	Euro-Buxl - debt instrument issued by the Federal Republic of Germany with
MYR - Malaysian Ringgit	a term of 24 to 35 years
NOK - Norwegian Krone	Euro-Schatz - debt instrument issued by the Federal Republic of Germany
NZD - New Zealand Dollar	with a term of 1.75 to 2.25 years
PHP - Philippine Peso
PLN - Polish Zloty
RUB - Russian Ruble

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (dollar amounts in thousands)
December 31, 2007

Investments in affiliates - See Note 3 in the Notes to the Financials Statements for further discussion of other affiliated investments. During the period certain Funds invested in money market funds for temporary purposes, which are managed by JNAM or another affiliate. The JNL Money Market Fund is offered as a cash management tool to the Funds and is not available for direct purchase by members of the public. Certain Funds participating in securities lending receive cash collateral, which is invested by the custodian in the Mellon GSL Delaware Business Trust Collateral Fund, which may be considered affiliated with the Funds.

The JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital Management Index 5 Fund, and the
JNL/S&P Funds, excluding the JNL/S&P Retirement Strategy Funds, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P
Intrinsic Value Fund, and JNL/S&P Total Yield Fund, invest solely in the Class A shares of other affiliated Funds of the Trust and the JNL Variable Funds.

The JNL/Mellon Capital Management International Index Fund invested in Prudential plc, the parent company of Jackson National Life Insurance Co. The JNL/Mellon
Capital Management S&P 500 Index Fund invested in Bank of New York Mellon Corp., the parent company of its subadviser. Transactions for the period ended
December 31, 2007 are shown below (in thousands):

	Value
	Beginning		Sales	Dividend	Realized	Value End
Affiliate	of Year*	Purchases	Proceeds	Income	Gain (Loss)	of Year
Bank of New York Mellon Corp.	$760	$249	$-	$34	$-	$2,815
Prudential plc	1,283	303	28	38	11	1,589

*As of July 2, 2007, Mellon Financial Corp. merged with Bank of New York Co. to form Bank of New York Mellon Corp. The value at the beginning of the year and purchases do note include the value of Bank of New York Co. of $1,142 at the date of the merger.

Restricted Securities
Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933.

	Value			Interest/
	Beginning		Sales	Dividend	Value End
	of Year	Purchases	Proceeds	Income	of Year
JNL/Capital Guardian Global Balanced Fund
Evergreen Energy Inc., 8.00%, 08/01/12	$ -	$ 60	$ -	$ -	$ 42
Kotak Mahindra Bank Ltd.	37	-	20	-	35
Maiden Holdings Ltd.	-	65	-	-	54
Mariner Energy Inc.	112	12	25	-	102
Orascom Construction Industries	-	839	-	-	892
Total Restricted Securities	$ 149	$ 976	$ 45	$ -	$ 1,125

JNL/Franklin Templeton Mutual Shares Fund:
Cerberus Capital Management LP	$ -	$ 1,949	$ -	$ -	$ 1,640
Cerberus Capital Management LP, 12.00%, 07/31/14	-	1,949	-	-	1,640
Dana Holding Corp. 4.00%, Series B	-	91	-	-	91
Total Restricted Securities	$ -	$ 3,989	$ -	$ -	$ 3,371

JNL/Goldman Sachs Core Plus Bond Fund
Charter Communications Operating LLC, 8.38%, 04/30/14	$ 470	$ -	$ -	$ 38	$ 435
CIT Mortgage Loan Trust, 5.86%, 05/25/09	-	2,600	-	38	2,417
CIT Mortgage Loan Trust, 6.12%, 01/25/10	-	700	-	11	667
CIT Mortgage Loan Trust, 6.32%, 09/25/24	-	1,280	-	20	1,165
El Paso Corp., 7.75%, 07/15/11	1,364	-	-	99	1,324
GSMPS Mortgage Loan Trust, 5.10%, 02/25/35	440	-	-	18	237
Merit Securities Corp., 6.36%, 09/28/32	798	-	-	51	551
Merrill Lynch Mortgage Investors Inc., 5.00%, 09/25/35	8	-	-	-	5
OPTI Canada Inc., 8.25%, 12/15/14	108	-	-	9	104
Rainbow National Services LLC, 10.38%, 09/01/14	139	-	51	13	87
Sail Net Interest Margin Notes, 7.75%, 04/27/33	4	-	-	-	-
Sail Net Interest Margin Notes, 5.50%, 03/27/34	16	-	-	1	3
ZFS Finance USA Trust I, 5.88%, 05/09/32	-	1,225	-	36	1,142
Total Restricted Securities	$ 3,347	$ 5,805	$ 51	$ 334	$ 8,137

JNL/Goldman Sachs Short Duration Bond Fund
Barclays Bank Plc, 8.55% (callable at 100 beginning 06/15/11)	$ 1,679	$ -	$ -	$ 128	$ 1,580
BNP Paribas Capital Trust, 9.00% (callable at 100 beginning 10/27/10)	1,757	-	-	142	1,682
CIT Mortgage Loan Trust, 5.86%, 05/25/09	-	1,700	-	25	1,580
CIT Mortgage Loan Trust, 6.12%, 01/25/10	-	430	-	7	410
CIT Mortgage Loan Trust, 6.32%, 09/25/24	-	880	-	14	801
SB Treasury Co. LLC, 9.40% (callable at 100 beginning 06/30/08)	2,105	-	-	188	2,039
Total Restricted Securities	$ 5,541	$ 3,010	$ -	$ 504	$ 8,092

JNL/JPMorgan MidCap Growth Fund
Apollo Group Inc. - Class A	$ -	$ 1,798	$ -	$ -	$ 1,670

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (dollar amounts in thousands)
December 31, 2007

Restricted Securities (continued)
	Value			Interest/
	Beginning		Sales	Dividend	Value End
	of Year	Purchases	Proceeds	Income	of Year
JNL/JPMorgan U.S. Government & Quality Bond Fund:
Banc of America Commercial Mortgage Inc., 6.41%, 03/11/32	$ 2,390	$ -	$ -	$ 132	$ 2,403
Commercial Mortgage Pass Through Certificates, 5.45%, 07/16/34	5,009	-	-	259	4,561
CompuCredit Acquired Portfolio Voltage Master Trust, 5.20%, 09/15/18	1,343	-	-	67	1,067
Countrywide Home Equity Loan Trust, 5.29%, 05/15/34	1,745	-	-	81	1,028
Total Restricted Securities	$ 10,487	$ -	$ -	$ 539	$ 9,059

JNL/PIMCO Total Return Bond Fund:
DG Funding Trust, 7.21%	$ 4,394	$ -	$ -	$ 323	$ 4,411
Parker Hannifin Employee Stock Ownership Trust, 6.34%, 07/15/08	56	-	-	3	28
Total Restricted Securities	$ 4,450	$ -	$ -	$ 326	$ 4,439

JNL/PPM America High Yield Bond Fund:
Washington Mutual Inc., 9.75%, (callable at 100 beginning 12/15/17)	$ 1,409	$ -	$ -	$ 19	$ 1,120

JNL/Select Money Market Fund:
MetLife Inc., 5.46%, 02/01/08	$ 3,200	$ -	$ -	$ 176	$ 3,200

JNL/T. Rowe Price Value Fund
Fortis Insurance Ltd., 7.75%, 01/26/08	$ 1,424	$ -	$ 430	$ 70	$ 939
Newmont Mining Corp., 1.63%, 07/15/17	-	535	-	-	666
Total Restricted Securities	$ 1,424	$ 535	$ 430	$ 70	$ 1,605

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Schedule of Written Options (in thousands except contracts):

	Expiration Date	Exercise Price	Contracts	Value
JNL/Franklin Templeton Mutual Shares Fund
Anglo American Plc Call Option	3/20/2008	$34	2,600	$ (7)
Transocean Inc. Call Option	2/16/2008	130	12	(8)
			2,612	$ (15)
JNL/PIMCO Real Return Fund
Call Swaption, 3 month LIBOR versus 5.25% fixed	9/15/2008	N/A	400	$ (213)
Call Swaption, 3 month LIBOR versus 5.25% fixed	9/15/2008	N/A	80	(43)
Call Swaption, 3 month LIBOR versus 5.37% fixed	9/20/2010	N/A	200	(92)
Call Swaption, 3 month LIBOR versus 5.37% fixed	9/20/2010	N/A	400	(185)
Call Swaption, 3 month LIBOR versus 5.67% fixed	8/7/2008	N/A	10	(109)
Call Swaption, 3 month LIBOR versus 5.67% fixed	8/7/2008	N/A	14	(153)
Put Swaption, 3 month LIBOR versus 5.25% fixed	9/15/2008	N/A	400	(54)
Put Swaption, 3 month LIBOR versus 5.25% fixed	9/15/2008	N/A	80	(11)
Put Swaption, 3 month LIBOR versus 5.37% fixed	9/20/2010	N/A	200	(55)
Put Swaption, 3 month LIBOR versus 5.37% fixed	9/20/2010	N/A	400	(111)
Put Swaption, 3 month LIBOR versus 5.67% fixed	8/7/2008	N/A	10	(16)
Put Swaption, 3 month LIBOR versus 5.67% fixed	8/7/2008	N/A	14	(22)
U.S. 10-Year Treasury Note Future Call Option	2/22/2008	111	34	(97)
U.S. 10-Year Treasury Note Future Call Option	2/22/2008	113	148	(231)
U.S. 10-Year Treasury Note Future Call Option	2/22/2008	115	250	(199)
U.S. 10-Year Treasury Note Future Put Option	2/22/2008	108	148	(9)
U.S. 10-Year Treasury Note Future Put Option	2/22/2008	110	20	(5)
			2,808	$ (1,605)
JNL/PIMCO Total Return Bond Fund
Call Swaption, 3 month LIBOR versus 4.90% fixed	2/1/2008	N/A	50	$ (163)
Call Swaption, 3 month LIBOR versus 4.90% fixed	3/31/2008	N/A	134	(465)
Call Swaption, 3 month LIBOR versus 4.90% fixed	3/31/2008	N/A	170	(601)
Call Swaption, 3 month LIBOR versus 4.95% fixed	3/31/2008	N/A	130	(476)
Call Swaption, 3 month LIBOR versus 4.95% fixed	9/26/2008	N/A	160	(601)
Call Swaption, 3 month LIBOR versus 4.95% fixed	9/26/2008	N/A	354	(1,329)
Call Swaption, 3 month LIBOR versus 5.00% fixed	12/15/2008	N/A	285	(1,157)
Call Swaption, 3 month LIBOR versus 5.10% fixed	2/1/2008	N/A	230	(950)
Call Swaption, 3 month LIBOR versus 5.20% fixed	12/15/2008	N/A	397	(1,931)
Call Swaption, 3 month LIBOR versus 5.45% fixed	2/2/2009	N/A	120	(631)
U.S. 10-Year Treasury Note Future Call Option	2/22/2008	111	24	(68)
U.S. 10-Year Treasury Note Future Call Option	2/22/2008	112	26	(56)
U.S. 10-Year Treasury Note Future Call Option	2/22/2008	113	30	(47)
U.S. 10-Year Treasury Note Future Call Option	2/22/2008	114	115	(129)
U.S. 10-Year Treasury Note Future Put Option	2/22/2008	108	30	(2)
U.S. 10-Year Treasury Note Future Put Option	2/22/2008	110	115	(29)
			2,370	$ (8,635)

Summary of Written Options (in thousands except contracts):

	Number of Contracts	Premiums
JNL/Franklin Templeton Mutual Shares Fund
Options outstanding at December 31, 2006	-	$ -
Options written during the period	13,416	69
Options closed during the period	(4)	(1)
Options exercised during the period	-	-
Options expired during the period	(10,800)	(41)
Options outstanding at December 31, 2007	2,612	$ 27

JNL/Goldman Sachs Core Plus Bond Fund
Options outstanding at December 31, 2006	351	$ 102
Options written during the period	328	65
Options closed during the period	(675)	(166)
Options exercised during the period	-	-
Options expired during the period	(4)	(1)
Options outstanding at December 31, 2007	-	$ -

JNL/PIMCO Real Return Fund
Options outstanding at December 31, 2006	-	$ -
Options written during the period	3,164	1,380
Options closed during the period	-	-
Options exercised during the period	-	-
Options expired during the period	(356)	(96)
Options outstanding at December 31, 2007	2,808	$ 1,284

JNL/PIMCO Total Return Bond Fund
Options outstanding at December 31, 2006*	2,360	$ 2,210
Options written during the period	6,005,891	3,778
Options closed during the period	(3,803)	(2,749)
Options exercised during the period	(986)	(369)
Options expired during the period	(6,001,092)	(431)
Options outstanding at December 31, 2007	2,370	$ 2,439

JNL/PPM America Core Equity Fund
Options outstanding at December 31, 2006	-	$ -
Options written during the period	18,088	19
Options closed during the period	-	-
Options exercised during the period	(6,289)	(8)
Options expired during the period	(11,799)	(11)
Options outstanding at December 31, 2007	-	$ -

*Rollforward activity excludes options that act as futures. At December 31, 2006, the JNL/PIMCO Total Return Bond Fund had 224 contracts of a Euro Bund Future call/put Options that expired during the current year.

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Schedule of Open Futures Contracts (in thousands except contracts):

	Contracts	Unrealized
	Long/	Appreciation/
	(Short)	(Depreciation)
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
S&P 500 E-Mini Index Future
Expiration March 2008	USD 32	$ (33)

JNL/Mellon Capital Management International Index Fund
Dow Jones Euro Stoxx 50 Index Future
Expiration March 2008	EUR 143	$ 91
FTSE 100 Index Future
Expiration March 2008	GBP 46	72
Topix Index Future
Expiration March 2008	JPY 41	(173)
$ (10)

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
S&P MidCap 400 E-Mini Index Future
Expiration March 2008	USD 138	$ (76)

JNL/Mellon Capital Management S&P 500 Index Fund
S&P 500 E-Mini Index Future
Expiration March 2008	USD 171	$ (83)

JNL/Mellon Capital Management Small Cap Index Fund
Russell 2000 Mini Index Future
Expiration March 2008	USD 48	$ 31

	Notional		Unrealized
	Amount		Appreciation/
	Long/(Short)		(Depreciation)
JNL/Goldman Sachs Core Plus Bond Fund
Euro-Bobl Future, 5-Year, 6.00%
Expiration March 2008	(43,300)	EUR	$ 851
Euro-Buxl Future, 30-Year, 4.00%
Expiration March 2008	(7,800)	EUR	206
Euro-Schatz Future, 2-Year, 6.00%
Expiration March 2008	200	EUR	(2)
U.K. Long Gilt Future, 10-Year, 6.00%
Expiration March 2008	(1,700)	GBP	(21)
U.S. Treasury Note Future, 2-Year, 6.00%
Expiration March 2008	29,000	USD	-
U.S. Treasury Note Future, 5-Year, 6.00%
Expiration March 2008	141,400	USD	838
U.S. Treasury Note Future, 10-Year, 6.00%
Expiration March 2008	17,300	USD	246
U.S. Treasury Bond Future, 20-Year, 6.00%
Expiration March 2008	(45,300)	USD	580
			$ 2,698

JNL/Goldman Sachs Short Duration Bond Fund
90-Day Eurodollar Future
Expiration March 2008	4,000	USD	$ 6
90-Day Eurodollar Future
Expiration June 2008	129,000	USD	214
90-Day Eurodollar Future
Expiration September 2008	93,000	USD	121
90-Day Eurodollar Future
Expiration December 2008	7,000	USD	25
90-Day Eurodollar Future
Expiration March 2009	7,000	USD	26
90-Day Eurodollar Future
Expiration June 2009	7,000	USD	25
U.S. Treasury Note Future, 2-Year, 6.00%
Expiration March 2008	49,400	USD	77
U.S. Treasury Note Future, 5-Year, 6.00%
Expiration March 2008	54,800	USD	252
U.S. Treasury Note Future, 10-Year, 6.00%
Expiration March 2008	7,300	USD	166
U.S. Treasury Bond Future, 20-Year, 6.00%
Expiration March 2008	(25,000)	USD	317
			$ 1,229

	Notional		Unrealized
	Amount		Appreciation/
	Long/(Short)		(Depreciation)
JNL/PIMCO Real Return Fund
90-Day British Pound Sterling Future
Expiration March 2008	52,500	GBP	$ (6)
90-Day British Pound Sterling Future
Expiration June 2008	75,000	GBP	150
90-Day British Pound Sterling Future
Expiration September 2008	43,500	GBP	103
90-Day British Pound Sterling Future
Expiration December 2008	19,500	GBP	34
90-Day British Pound Sterling Future
Expiration March 2009	9,500	GBP	15
90-Day British Pound Sterling Future
Expiration June 2009	16,000	GBP	26
3-Month Euro Euribor Future
Expiration September 2008	5,000	EUR	(4)
3-Month Euro Euribor Future
Expiration December 2008	169,000	EUR	4
3-Month Euro Euribor Future
Expiration March 2009	99,000	EUR	12
3-Month Euro Euribor Future
Expiration June 2009	97,000	EUR	17
3-Month Euro Euribor Future
Expiration September 2009	98,000	EUR	(16)
3-Month Euro Euribor Future
Expiration December 2009	50,000	EUR	14
Euro Bund Future
Expiration March 2008	(4,600)	EUR	120
90-Day Eurodollar Future
Expiration March 2008	(11,000)	USD	(13)
90-Day Eurodollar Future
Expiration June 2008	(59,000)	USD	(191)
90-Day Eurodollar Future
Expiration September 2008	(59,000)	USD	(223)
90-Day Eurodollar Future
Expiration December 2008	91,000	USD	57
90-Day Eurodollar Future
Expiration March 2009	297,000	USD	597
90-Day Eurodollar Future
Expiration June 2009	96,000	USD	69
90-Day Eurodollar Future
Expiration September 2009	96,000	USD	62
Japanese Bond Future, 10-Year, 6.00%
Expiration March 2008	400,000	JPY	1
U.S. Treasury Note Future, 5-Year, 6.00%
Expiration March 2008	(15,900)	USD	(95)
U.S. Treasury Note Future, 10-Year, 6.00%
Expiration March 2008	73,600	USD	230
U.S. Treasury Bond Future, 20-Year, 6.00%
Expiration March 2008	(62,900)	USD	(373)
			$ 590

JNL/PIMCO Total Return Bond Fund
90-Day British Pound Sterling Future
Expiration March 2008	127,000	GBP	$ 208
90-Day British Pound Sterling Future
Expiration June 2008	272,000	GBP	511
90-Day British Pound Sterling Future
Expiration September 2008	111,500	GBP	519
90-Day British Pound Sterling Future
Expiration December 2008	50,000	GBP	307
90-Day British Pound Sterling Future
Expiration March 2009	76,500	GBP	457
90-Day British Pound Sterling Future
Expiration June 2009	27,500	GBP	164
90-Day Eurodollar Future
Expiration June 2008	1,637,000	USD	4,043
90-Day Eurodollar Future
Expiration September 2008	933,000	USD	3,567
90-Day Eurodollar Future
Expiration December 2008	1,904,000	USD	8,495
90-Day Eurodollar Future
Expiration March 2009	987,000	USD	2,633
90-Day Eurodollar Future
Expiration June 2009	71,000	USD	160
U.S. Treasury Note Future, 2-Year, 6.00%
Expiration March 2008	(27,800)	USD	(102)
U.S. Treasury Note Future, 5-Year, 6.00%
Expiration March 2008	(24,900)	USD	(98)
U.S. Treasury Note Future, 10-Year, 6.00%
Expiration March 2008	8,700	USD	75
			$ 20,939

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Open Forward Foreign Currency Contracts (in thousands):

Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)

JNL/AIM International Growth Fund
USD/HKD	1/3/2008	(15,973)	HKD	$ (2,049)	$ (1)

JNL/Capital Guardian Global Balanced Fund
EUR/GBP	1/24/2008	(800)	GBP	$ (1,591)	$ 24
EUR/USD	1/24/2008	1,906	EUR	2,788	(12)
EUR/USD	1/24/2008	1,105	EUR	1,616	1
EUR/USD	1/24/2008	1,040	EUR	1,520	19
JPY/USD	1/24/2008	308,017	JPY	2,764	(35)
USD/CHF	1/28/2008	(1,434)	CHF	(1,269)	4
USD/JPY	3/5/2008	(76,411)	JPY	(689)	2
USD/JPY	3/18/2008	(89,748)	JPY	(810)	(11)
				$ 4,329	$ (8)

JNL/Franklin Templeton Mutual Shares Fund
JPY/USD	3/19/2008	41,817	JPY	$ 378	$ 7
JPY/USD	3/19/2008	25,246	JPY	228	4
KRW/USD	3/27/2008	68,681	KRW	74	(1)
USD/CAD	3/26/2008	(1,088)	CAD	(1,103)	(15)
USD/CAD	3/26/2008	(439)	CAD	(446)	3
USD/CHF	3/7/2008	(875)	CHF	(776)	7
USD/CHF	3/7/2008	(875)	CHF	(776)	7
USD/CHF	3/7/2008	(875)	CHF	(776)	7
USD/CHF	3/7/2008	(806)	CHF	(715)	6
USD/CHF	3/7/2008	(306)	CHF	(271)	1
USD/CHF	3/7/2008	(170)	CHF	(151)	(3)
USD/CHF	3/7/2008	(119)	CHF	(105)	-
USD/CHF	3/7/2008	(1,100)	CHF	(976)	3
USD/DKK	4/23/2008	(12,177)	DKK	(2,390)	(76)
USD/DKK	4/23/2008	(970)	DKK	(190)	1
USD/EUR	3/13/2008	(148)	EUR	(216)	(10)
USD/EUR	3/13/2008	(284)	EUR	(415)	(18)
USD/EUR	3/13/2008	(25,053)	EUR	(36,651)	(1,291)
USD/EUR	3/13/2008	(173)	EUR	(253)	(9)
USD/EUR	3/13/2008	(117)	EUR	(171)	(5)
USD/EUR	3/13/2008	(117)	EUR	(170)	(5)
USD/EUR	3/13/2008	(140)	EUR	(205)	(6)
USD/EUR	3/13/2008	(625)	EUR	(914)	(28)
USD/EUR	3/13/2008	(175)	EUR	(256)	(8)
USD/EUR	3/13/2008	(115)	EUR	(168)	(5)
USD/EUR	3/13/2008	(118)	EUR	(172)	(5)
USD/EUR	3/13/2008	(158)	EUR	(232)	(6)
USD/EUR	3/13/2008	(163)	EUR	(238)	(8)
USD/EUR	3/13/2008	(184)	EUR	(269)	(9)
USD/EUR	3/13/2008	(138)	EUR	(201)	(5)
USD/EUR	3/13/2008	(127)	EUR	(186)	(5)
USD/EUR	3/13/2008	(128)	EUR	(188)	(5)
USD/EUR	3/13/2008	(88)	EUR	(129)	(4)
USD/EUR	3/13/2008	(89)	EUR	(131)	(3)
USD/EUR	3/13/2008	(145)	EUR	(212)	(5)
USD/EUR	3/13/2008	(396)	EUR	(580)	(12)
USD/EUR	3/13/2008	(255)	EUR	(373)	(8)
USD/EUR	3/13/2008	(415)	EUR	(606)	(6)
USD/EUR	3/13/2008	(135)	EUR	(197)	(3)
USD/EUR	3/13/2008	(133)	EUR	(194)	(2)
USD/EUR	3/13/2008	(132)	EUR	(192)	1
USD/EUR	3/13/2008	(324)	EUR	(474)	3
USD/EUR	3/13/2008	(70)	EUR	(103)	-
USD/EUR	3/13/2008	(174)	EUR	(255)	1
USD/EUR	3/13/2008	(72)	EUR	(105)	-
USD/EUR	3/13/2008	(100)	EUR	(147)	(3)
USD/EUR	3/13/2008	(109)	EUR	(160)	(3)
USD/EUR	3/13/2008	(73)	EUR	(107)	(2)
USD/EUR	3/13/2008	(69)	EUR	(100)	(1)
USD/EUR	3/13/2008	(1,500)	EUR	(2,194)	14
USD/GBP	1/10/2008	(4,229)	GBP	(8,416)	188
USD/GBP	1/10/2008	(133)	GBP	(266)	5
USD/GBP	1/10/2008	(105)	GBP	(209)	5
USD/GBP	1/10/2008	(60)	GBP	(119)	3
USD/GBP	1/10/2008	(75)	GBP	(148)	4
USD/GBP	1/10/2008	(215)	GBP	(427)	18
USD/GBP	1/10/2008	(92)	GBP	(182)	8
USD/GBP	1/10/2008	(51)	GBP	(101)	3
USD/GBP	1/10/2008	(50)	GBP	(100)	-
USD/GBP	1/10/2008	(50)	GBP	(100)	-
USD/GBP	1/10/2008	(100)	GBP	(200)	-
USD/GBP	1/10/2008	(2,100)	GBP	(4,179)	5
USD/JPY	1/4/2008	(25,246)	JPY	(226)	(4)

Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)

JNL/Franklin Templeton Mutual Shares Fund (continued)
USD/JPY	1/4/2008	(41,817)	JPY	$ (374)	$ (6)
USD/JPY	1/4/2008	(9,555)	JPY	(86)	(2)
USD/JPY	3/19/2008	(371,104)	JPY	(3,350)	(54)
USD/JPY	3/19/2008	(11,448)	JPY	(103)	(2)
USD/KRW	3/27/2008	(160,143)	KRW	(172)	3
USD/KRW	3/27/2008	(320,950)	KRW	(346)	4
USD/KRW	3/27/2008	(22,881)	KRW	(25)	-
USD/KRW	3/27/2008	(36,624)	KRW	(39)	1
USD/KRW	3/27/2008	(27,439)	KRW	(30)	-
USD/KRW	3/27/2008	(38,271)	KRW	(41)	1
USD/KRW	3/27/2008	(13,643)	KRW	(15)	-
USD/KRW	3/27/2008	(13,652)	KRW	(15)	-
USD/KRW	3/27/2008	(16,380)	KRW	(18)	-
USD/KRW	3/27/2008	(13,669)	KRW	(15)	-
USD/KRW	3/27/2008	(13,653)	KRW	(15)	-
USD/KRW	3/27/2008	(38,262)	KRW	(41)	1
USD/KRW	3/27/2008	(13,661)	KRW	(15)	-
USD/KRW	3/27/2008	(18,235)	KRW	(20)	-
USD/KRW	3/27/2008	(22,763)	KRW	(25)	-
USD/KRW	3/27/2008	(20,068)	KRW	(22)	-
USD/KRW	3/27/2008	(24,885)	KRW	(27)	1
USD/KRW	3/27/2008	(24,896)	KRW	(27)	1
USD/NOK	2/19/2008	(21,622)	NOK	(3,979)	11
USD/NOK	2/19/2008	(588)	NOK	(108)	-
USD/SEK	1/15/2008	(6,650)	SEK	(1,029)	12
USD/SEK	1/15/2008	(2,266)	SEK	(351)	1
USD/SEK	1/15/2008	(1,389)	SEK	(215)	1
USD/SEK	1/15/2008	(747)	SEK	(116)	2
USD/SEK	1/15/2008	(782)	SEK	(121)	3
USD/SGD	1/24/2008	(547)	SGD	(381)	(14)
USD/SGD	1/24/2008	(732)	SGD	(510)	(20)
USD/SGD	1/24/2008	(126)	SGD	(87)	(3)
				$ (81,550)	$ (1,334)

JNL/Goldman Sachs Core Plus Bond Fund
EUR/USD	1/23/2008	2,079	EUR	$ 3,041	$ (3)
EUR/USD	3/19/2008	2,502	EUR	3,660	(60)
EUR/USD	3/19/2008	3,734	EUR	5,463	(51)
EUR/USD	3/19/2008	3,734	EUR	5,463	(59)
EUR/USD	3/19/2008	2,533	EUR	3,705	(27)
EUR/USD	3/19/2008	2,520	EUR	3,686	(26)
EUR/USD	3/19/2008	2,545	EUR	3,724	(17)
GBP/USD	2/20/2008	30	GBP	60	(2)
GBP/USD	2/20/2008	138	GBP	274	(10)
GBP/USD	2/20/2008	33	GBP	66	(2)
GBP/USD	2/20/2008	159	GBP	317	(6)
GBP/USD	3/19/2008	1,797	GBP	3,570	(137)
GBP/USD	3/19/2008	1,833	GBP	3,640	(75)
JPY/USD	3/19/2008	585,282	JPY	5,284	(191)
JPY/USD	3/19/2008	183,476	JPY	1,656	(53)
JPY/USD	3/19/2008	409,472	JPY	3,697	(25)
JPY/USD	3/19/2008	411,255	JPY	3,713	1
JPY/USD	3/19/2008	67,445	JPY	609	7
NOK/EUR	3/19/2008	(2,406)	EUR	(3,520)	56
NOK/USD	3/19/2008	19,512	NOK	3,587	11
SEK/EUR	3/19/2008	(5,056)	EUR	(7,397)	114
SEK/USD	3/19/2008	47,125	SEK	7,298	(214)
SEK/USD	3/19/2008	23,681	SEK	3,667	(43)
USD/AUD	1/16/2008	(364)	AUD	(319)	9
USD/BRL	2/6/2008	(6,227)	BRL	(3,484)	(54)
USD/BRL	2/6/2008	(6,321)	BRL	(3,537)	(19)
USD/BRL	2/6/2008	(6,321)	BRL	(3,537)	9
USD/BRL	2/6/2008	(1,066)	BRL	(596)	4
USD/EUR	1/23/2008	(547)	EUR	(801)	2
USD/EUR	1/23/2008	(410)	EUR	(599)	2
USD/EUR	3/19/2008	(2,530)	EUR	(3,701)	9
USD/EUR	3/19/2008	(2,604)	EUR	(3,810)	(18)
USD/EUR	3/19/2008	(2,497)	EUR	(3,653)	(16)
USD/GBP	2/20/2008	(221)	GBP	(439)	17
USD/GBP	2/20/2008	(33)	GBP	(66)	2
USD/GBP	3/19/2008	(3,572)	GBP	(7,095)	264
USD/GBP	3/19/2008	(1,786)	GBP	(3,548)	120
USD/GBP	3/19/2008	(1,786)	GBP	(3,548)	132
USD/GBP	3/19/2008	(1,811)	GBP	(3,596)	114
USD/GBP	3/19/2008	(1,625)	GBP	(3,227)	78
USD/GBP	3/19/2008	(2,045)	GBP	(4,061)	98
USD/GBP	3/19/2008	(425)	GBP	(844)	(1)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Open Forward Foreign Currency Contracts (in thousands):

Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)

JNL/Goldman Sachs Core Plus Bond Fund (continued)
USD/JPY	1/22/2008	(51,418)	JPY	$ (461)	$ 8
USD/JPY	3/19/2008	(402,347)	JPY	(3,633)	74
USD/JPY	3/19/2008	(831,514)	JPY	(7,507)	(25)
USD/NOK	3/19/2008	(20,587)	NOK	(3,785)	(75)
USD/SEK	3/19/2008	(23,442)	SEK	(3,630)	77
USD/SEK	3/19/2008	(23,893)	SEK	(3,700)	22
				$ (17,914)	$ 21

JNL/JPMorgan International Value Fund
AUD/CHF	2/20/2008	(5,237)	CHF	$ (4,641)	$ (34)
AUD/USD	2/20/2008	4,614	AUD	4,038	(53)
AUD/USD	2/20/2008	47,161	AUD	41,278	(385)
AUD/USD	2/20/2008	5,247	AUD	4,592	(15)
CHF/USD	2/20/2008	34,718	CHF	30,767	(684)
EUR/CHF	2/20/2008	(7,764)	CHF	(6,880)	(12)
EUR/SEK	2/20/2008	(25,116)	SEK	(3,889)	105
EUR/USD	2/20/2008	2,690	EUR	3,935	(59)
EUR/USD	2/20/2008	4,668	EUR	6,828	(40)
EUR/USD	2/20/2008	18,062	EUR	26,423	(105)
JPY/CHF	2/20/2008	(3,801)	CHF	(3,369)	(8)
GBP/USD	2/20/2008	1,463	GBP	2,908	(111)
GBP/USD	2/20/2008	3,609	GBP	7,174	(164)
GBP/USD	2/20/2008	3,108	GBP	6,177	(166)
HKD/USD	2/20/2008	37,817	HKD	4,860	(18)
GBP/CHF	2/20/2008	(7,179)	CHF	(6,362)	(18)
JPY/USD	2/20/2008	751,651	JPY	6,766	(121)
JPY/USD	2/20/2008	373,956	JPY	3,366	6
JPY/USD	2/20/2008	764,441	JPY	6,881	84
JPY/USD	2/20/2008	562,418	JPY	5,063	63
JPY/USD	2/20/2008	405,898	JPY	3,654	50
SEK/USD	2/20/2008	79,889	SEK	12,370	(371)
USD/EUR	2/20/2008	(1,341)	EUR	(1,962)	(30)
USD/EUR	2/20/2008	(54,665)	EUR	(79,968)	933
USD/EUR	2/20/2008	(3,355)	EUR	(4,908)	34
USD/EUR	2/20/2008	(6,554)	EUR	(9,588)	9
USD/EUR	2/20/2008	(2,516)	EUR	(3,680)	5
USD/GBP	2/20/2008	(5,462)	GBP	(10,857)	369
USD/GBP	2/20/2008	(3,074)	GBP	(6,110)	108
USD/HKD	2/20/2008	(31,561)	HKD	(4,056)	-
USD/JPY	2/20/2008	(340,024)	JPY	(3,061)	63
USD/JPY	2/20/2008	(837,071)	JPY	(7,535)	52
USD/JPY	2/20/2008	(440,391)	JPY	(3,964)	18
USD/SGD	2/20/2008	(3,163)	SGD	(2,206)	(7)
				$ 14,044	$ (502)

JNL/Mellon Capital Management International Index Fund
EUR/GBP	1/2/2008	(26)	GBP	$ (51)	$ -
EUR/GBP	1/2/2008	(1)	GBP	(3)	-
EUR/USD	1/2/2008	35	EUR	51	-
EUR/USD	1/2/2008	2	EUR	3	-
EUR/USD	3/19/2008	358	EUR	524	(2)
EUR/USD	3/19/2008	1,670	EUR	2,443	(13)
EUR/USD	3/19/2008	224	EUR	328	(1)
EUR/USD	3/19/2008	641	EUR	938	(4)
EUR/USD	3/19/2008	219	EUR	320	3
EUR/USD	3/19/2008	1,577	EUR	2,307	29
EUR/USD	3/19/2008	263	EUR	385	6
EUR/USD	3/19/2008	432	EUR	632	8
EUR/USD	3/19/2008	87	EUR	128	2
EUR/USD	3/19/2008	87	EUR	127	2
EUR/USD	3/19/2008	131	EUR	191	3
EUR/USD	3/19/2008	310	EUR	453	7
EUR/USD	3/19/2008	1,416	EUR	2,071	18
EUR/USD	3/19/2008	177	EUR	259	1
GBP/USD	3/19/2008	198	GBP	392	(11)
GBP/USD	3/19/2008	1,017	GBP	2,021	(56)
GBP/USD	3/19/2008	66	GBP	130	(3)
GBP/USD	3/19/2008	275	GBP	545	(13)
GBP/USD	3/19/2008	64	GBP	127	(2)
GBP/USD	3/19/2008	729	GBP	1,448	(20)
GBP/USD	3/19/2008	128	GBP	254	(3)
GBP/USD	3/19/2008	252	GBP	500	(7)
GBP/USD	3/19/2008	63	GBP	125	(1)
GBP/USD	3/19/2008	191	GBP	379	1
GBP/USD	3/19/2008	65	GBP	128	1
GBP/USD	3/19/2008	650	GBP	1,291	5
GBP/USD	3/19/2008	130	GBP	258	-

Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)

JNL/Mellon Capital Management International Index Fund (continued)
JPY/USD	3/19/2008	15,580	JPY	$ 141	$ -
JPY/USD	3/19/2008	207,558	JPY	1,874	(5)
JPY/USD	3/19/2008	84,067	JPY	759	2
JPY/USD	3/19/2008	30,290	JPY	273	2
JPY/USD	3/19/2008	149,540	JPY	1,350	17
JPY/USD	3/19/2008	30,040	JPY	271	3
JPY/USD	3/19/2008	29,420	JPY	266	3
JPY/USD	3/19/2008	14,675	JPY	132	1
JPY/USD	3/19/2008	14,595	JPY	132	2
JPY/USD	3/19/2008	29,390	JPY	265	6
JPY/USD	3/19/2008	161,645	JPY	1,459	29
JPY/USD	3/19/2008	14,700	JPY	133	-
USD/EUR	3/19/2008	(2,028)	EUR	(2,967)	11
USD/GBP	3/19/2008	(1,214)	GBP	(2,411)	67
USD/JPY	3/19/2008	(223,138)	JPY	(2,015)	(9)
				$ 18,366	$ 79

JNL/PIMCO Real Return Fund
BRL/USD	3/4/2008	1,724	BRL	$ 961	$ 61
BRL/USD	3/4/2008	1,539	BRL	858	58
BRL/USD	7/2/2008	6,980	BRL	3,823	351
BRL/USD	7/2/2008	767	BRL	420	7
BRL/USD	7/2/2008	6,278	BRL	3,439	69
BRL/USD	7/2/2008	5,107	BRL	2,798	8
CNY/USD	3/7/2008	8,803	CNY	1,220	22
CNY/USD	3/7/2008	2,662	CNY	369	6
CNY/USD	3/7/2008	5,370	CNY	744	12
CNY/USD	3/7/2008	2,697	CNY	374	6
CNY/USD	3/7/2008	2,673	CNY	370	5
CNY/USD	3/7/2008	5,134	CNY	712	11
CNY/USD	3/7/2008	5,178	CNY	718	11
EUR/USD	1/17/2008	210	EUR	307	5
GBP/USD	1/31/2008	99	GBP	197	-
KRW/USD	1/30/2008	27,318	KRW	29	(1)
KRW/USD	1/30/2008	16,099	KRW	17	-
KRW/USD	1/30/2008	300,023	KRW	322	(5)
KRW/USD	5/30/2008	294,365	KRW	318	2
KRW/USD	5/30/2008	293,238	KRW	317	3
MXN/USD	3/13/2008	1,477	MXN	135	2
MXN/USD	3/13/2008	3,855	MXN	352	(1)
MXN/USD	3/13/2008	3,496	MXN	319	(1)
MXN/USD	3/13/2008	3,901	MXN	356	(1)
MXN/USD	3/13/2008	3,895	MXN	355	(1)
MXN/USD	3/13/2008	3,890	MXN	355	(1)
MXN/USD	3/13/2008	2,445	MXN	223	(1)
MXN/USD	3/13/2008	4,486	MXN	409	(2)
MXN/USD	3/13/2008	2,489	MXN	227	(1)
MXN/USD	3/13/2008	2,358	MXN	215	(1)
MXN/USD	7/10/2008	5,956	MXN	538	8
MXN/USD	7/10/2008	24,820	MXN	2,241	31
MXN/USD	7/10/2008	829	MXN	75	1
MXN/USD	7/10/2008	2,073	MXN	187	2
MXN/USD	7/10/2008	5,606	MXN	506	6
MXN/USD	7/10/2008	1,839	MXN	166	2
MXN/USD	7/10/2008	1,839	MXN	166	2
MXN/USD	7/10/2008	3,524	MXN	318	4
MXN/USD	7/10/2008	12,071	MXN	1,090	11
MXN/USD	7/10/2008	17,103	MXN	1,544	(11)
MYR/USD	5/21/2008	1,279	MYR	388	9
PLN/USD	7/10/2008	1,931	PLN	781	79
PLN/USD	7/10/2008	1,016	PLN	411	31
RUB/USD	1/11/2008	3,442	RUB	140	7
RUB/USD	1/11/2008	3,340	RUB	136	7
RUB/USD	1/11/2008	3,464	RUB	141	7
RUB/USD	1/11/2008	2,688	RUB	110	6
RUB/USD	1/11/2008	3,490	RUB	142	7
RUB/USD	1/11/2008	1,207	RUB	49	2
RUB/USD	1/11/2008	20,296	RUB	827	27
RUB/USD	7/10/2008	13,269	RUB	540	15
RUB/USD	11/19/2008	11,784	RUB	479	4
SEK/USD	3/6/2008	15,045	SEK	2,330	(36)
SGD/USD	2/20/2008	30	SGD	21	1
SGD/USD	2/20/2008	42	SGD	29	1
SGD/USD	5/22/2008	379	SGD	265	12
SGD/USD	5/22/2008	378	SGD	265	12
SGD/USD	5/22/2008	204	SGD	143	6
SGD/USD	5/22/2008	320	SGD	225	5

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Open Forward Foreign Currency Contracts (in thousands):

Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)

JNL/PIMCO Real Return Fund (continued)
SGD/USD	5/22/2008	246	SGD	$ 172	$ 4
USD/AUD	1/31/2008	(223)	AUD	(195)	1
USD/CNY	3/7/2008	(11,317)	CNY	(1,568)	(25)
USD/CNY	3/7/2008	(3,845)	CNY	(533)	(8)
USD/CNY	3/7/2008	(6,957)	CNY	(964)	(17)
USD/CNY	3/7/2008	(6,959)	CNY	(964)	(17)
USD/CNY	3/7/2008	(3,439)	CNY	(477)	(9)
USD/EUR	1/17/2008	(1,484)	EUR	(2,170)	4
USD/EUR	1/17/2008	(493)	EUR	(721)	5
USD/GBP	1/3/2008	(99)	GBP	(197)	-
USD/GBP	1/31/2008	(2,162)	GBP	(4,299)	66
USD/GBP	1/31/2008	(2,541)	GBP	(5,053)	55
USD/JPY	2/7/2008	(26,448)	JPY	(238)	1
USD/MXN	3/13/2008	(9,891)	MXN	(902)	(5)
USD/MXN	3/13/2008	(77,132)	MXN	(7,034)	36
USD/RUB	1/11/2008	(13,062)	RUB	(532)	(9)
USD/RUB	1/11/2008	(13,082)	RUB	(533)	(9)
USD/RUB	1/11/2008	(11,784)	RUB	(480)	-
USD/SEK	3/6/2008	(15,045)	SEK	(2,330)	24
				$ 6,494	$ 978

JNL/PIMCO Total Return Bond Fund
AUD/USD	1/24/2008	2,089	AUD	$ 1,832	$ (1)
AUD/USD	1/31/2008	530	AUD	464	11
BRL/USD	3/4/2008	6,696	BRL	3,732	641
BRL/USD	3/4/2008	6,355	BRL	3,542	467
BRL/USD	3/4/2008	42,078	BRL	23,456	2,274
BRL/USD	3/4/2008	1,154	BRL	643	(4)
CLP/USD	3/13/2008	111,000	CLP	223	12
CLP/USD	3/13/2008	36,980	CLP	74	4
CNY/USD	1/10/2008	896	CNY	123	1
CNY/USD	1/10/2008	896	CNY	123	1
CNY/USD	1/10/2008	896	CNY	123	1
CNY/USD	1/10/2008	197	CNY	27	-
CNY/USD	1/10/2008	1,347	CNY	185	2
CNY/USD	1/10/2008	571	CNY	78	1
EUR/USD	1/2/2008	339	EUR	496	1
EUR/USD	1/17/2008	41,500	EUR	60,689	979
EUR/USD	1/17/2008	339	EUR	496	(3)
GBP/USD	1/31/2008	327	GBP	650	-
IDR/USD	5/27/2008	1,434,063	IDR	151	(11)
IDR/USD	5/27/2008	2,868,125	IDR	302	(23)
IDR/USD	5/27/2008	1,430,813	IDR	151	(12)
INR/USD	5/12/2008	16,849	INR	425	28
INR/USD	5/12/2008	11,748	INR	296	18
INR/USD	5/12/2008	232,962	INR	5,878	327
INR/USD	5/12/2008	19,643	INR	496	29
INR/USD	5/12/2008	23,326	INR	589	33
INR/USD	8/12/2008	38,272	INR	963	(2)
INR/USD	8/12/2008	35,965	INR	905	-
INR/USD	8/12/2008	1,021	INR	26	-
INR/USD	8/12/2008	909	INR	23	-
JPY/USD	2/7/2008	59,910	JPY	539	(1)
KRW/USD	1/30/2008	692,056	KRW	742	(18)
KRW/USD	1/30/2008	583,899	KRW	626	(16)
KRW/USD	1/30/2008	529,746	KRW	568	(16)
KRW/USD	5/30/2008	140	KRW	-	-
KRW/USD	5/30/2008	242,548	KRW	262	(1)
KRW/USD	5/30/2008	248,349	KRW	268	2
KRW/USD	5/30/2008	247,398	KRW	267	2
KRW/USD	8/4/2008	688,944	KRW	745	1
KRW/USD	8/4/2008	848,830	KRW	918	-
KRW/USD	8/4/2008	421,592	KRW	456	(2)
KRW/USD	5/30/2008	132,316	KRW	143	(4)
MXN/USD	3/13/2008	14,770	MXN	1,347	35
MXN/USD	3/13/2008	2,542	MXN	232	1
MXN/USD	3/13/2008	2,694	MXN	246	-
MXN/USD	3/13/2008	2,679	MXN	244	1
MXN/USD	3/13/2008	2,777	MXN	253	-
MXN/USD	3/13/2008	7,440	MXN	678	-
MXN/USD	3/13/2008	6,058	MXN	552	1
MXN/USD	3/13/2008	7,042	MXN	642	(9)
MXN/USD	7/10/2008	20,583	MXN	1,859	25
MXN/USD	7/10/2008	1,621	MXN	146	-
MYR/USD	5/21/2008	981	MYR	298	2
MYR/USD	5/21/2008	1,074	MYR	326	1
MYR/USD	5/21/2008	1,074	MYR	326	1

Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)

JNL/PIMCO Total Return Bond Fund (continued)
MYR/USD	5/21/2008	900	MYR	$ 273	$ 7
MYR/USD	5/21/2008	2,705	MYR	822	24
MYR/USD	5/21/2008	1,819	MYR	552	12
NZD/USD	1/3/2008	395	NZD	304	8
NZD/USD	2/14/2008	395	NZD	302	(2)
PHP/USD	5/19/2008	13,637	PHP	329	33
PHP/USD	5/19/2008	79,762	PHP	1,925	186
PLN/USD	3/13/2008	1,507	PLN	612	76
PLN/USD	3/13/2008	1,667	PLN	677	14
PLN/USD	3/13/2008	279	PLN	113	2
PLN/USD	7/10/2008	11,283	PLN	4,565	463
RUB/USD	1/11/2008	12,009	RUB	489	23
RUB/USD	1/11/2008	8,942	RUB	364	17
RUB/USD	1/11/2008	5,930	RUB	242	11
RUB/USD	1/11/2008	6,294	RUB	257	11
RUB/USD	1/11/2008	9,284	RUB	378	18
RUB/USD	1/11/2008	6,276	RUB	256	12
RUB/USD	1/11/2008	6,515	RUB	266	13
RUB/USD	1/11/2008	19,923	RUB	812	38
RUB/USD	1/11/2008	15,940	RUB	650	30
RUB/USD	1/11/2008	35,845	RUB	1,461	56
RUB/USD	1/11/2008	16,893	RUB	689	7
RUB/USD	7/10/2008	56,257	RUB	2,288	64
RUB/USD	7/10/2008	18,542	RUB	754	19
RUB/USD	7/10/2008	51,867	RUB	2,110	44
RUB/USD	11/19/2008	61,714	RUB	2,510	21
SEK/USD	3/6/2008	5,301	SEK	821	(8)
SGD/USD	2/20/2008	1,366	SGD	952	32
SGD/USD	2/20/2008	1,707	SGD	1,190	46
SGD/USD	2/20/2008	842	SGD	587	3
SGD/USD	2/20/2008	210	SGD	146	(1)
SGD/USD	5/22/2008	172	SGD	121	6
SGD/USD	5/22/2008	1,289	SGD	904	42
SGD/USD	5/22/2008	1,286	SGD	901	41
SGD/USD	5/22/2008	693	SGD	486	19
SGD/USD	5/22/2008	87	SGD	61	1
SGD/USD	5/22/2008	67	SGD	47	1
USD/AUD	1/31/2008	(1,312)	AUD	(1,150)	7
USD/CNY	1/10/2008	(752)	CNY	(103)	(2)
USD/CNY	1/10/2008	(3,009)	CNY	(412)	(8)
USD/CNY	1/10/2008	(1,041)	CNY	(143)	(2)
USD/EUR	1/2/2008	(339)	EUR	(496)	3
USD/EUR	1/17/2008	(51,495)	EUR	(75,305)	125
USD/EUR	1/17/2008	(7,361)	EUR	(10,765)	74
USD/EUR	1/17/2008	(2,280)	EUR	(3,334)	(50)
USD/EUR	1/17/2008	(36,301)	EUR	(53,086)	366
USD/EUR	1/17/2008	(339)	EUR	(496)	(1)
USD/GBP	1/3/2008	(327)	GBP	(651)	-
USD/GBP	1/31/2008	(2,794)	GBP	(5,556)	85
USD/GBP	1/31/2008	(3,284)	GBP	(6,531)	71
USD/MXN	3/13/2008	(13,528)	MXN	(1,234)	(10)
USD/NZD	1/3/2008	(395)	NZD	(304)	2
USD/PLN	3/13/2008	(275)	PLN	(112)	(2)
USD/PLN	3/13/2008	(287)	PLN	(117)	(1)
USD/PLN	3/13/2008	(388)	PLN	(158)	(1)
USD/PLN	3/13/2008	(387)	PLN	(157)	(1)
USD/PLN	3/13/2008	(716)	PLN	(291)	(2)
USD/PLN	3/13/2008	(279)	PLN	(113)	(2)
USD/PLN	3/13/2008	(1,122)	PLN	(456)	(7)
USD/PLN	7/10/2008	(1,027)	PLN	(416)	(6)
USD/PLN	7/10/2008	(1,033)	PLN	(418)	(3)

USD/PLN	7/10/2008	(1,083)	PLN	(438)	(6)
USD/PLN	7/10/2008	(1,082)	PLN	(438)	(6)
USD/PLN	7/10/2008	(1,517)	PLN	(614)	(9)
USD/PLN	7/10/2008	(1,516)	PLN	(613)	(9)
USD/PLN	7/10/2008	(2,357)	PLN	(954)	(9)
USD/PLN	7/10/2008	(1,389)	PLN	(562)	(5)
USD/PLN	7/10/2008	(279)	PLN	(113)	(2)
USD/RUB	1/11/2008	(10,995)	RUB	(448)	-
USD/RUB	1/11/2008	(31,395)	RUB	(1,280)	-
USD/RUB	1/11/2008	(8,328)	RUB	(339)	-
USD/RUB	1/11/2008	(31,419)	RUB	(1,281)	(1)
USD/RUB	1/11/2008	(61,714)	RUB	(2,515)	4
USD/RUB	7/10/2008	(14,596)	RUB	(594)	(3)
ZAR/USD	3/13/2008	111	ZAR	16	1
ZAR/USD	7/10/2008	164	ZAR	23	1
ZAR/USD	7/10/2008	993	ZAR	140	(6)
				$ (21,754)	$ 6,753

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Interest Rate Swap Agreements (in thousands):

JNL/Goldman Sachs Core Plus Bond Fund

			Paying/					Unrealized
			Receiving		Expiration		Notional	Appreciation/
Counterparty		Floating Rate Index	Floating Rate	Fixed Rate	Date		Amount[1]	(Depreciation)
Bank of America N.A.		3-Month LIBOR	Paying	4.50%	06/18/2013		19,600	$ 97
Bear Stearns Bank Plc		3-Month LIBOR	Receiving	5.00%	06/18/2015		3,600	(17)
		3-Month LIBOR	Receiving	5.00%	06/18/2015		3,600	(17)
		3-Month LIBOR	Receiving	5.00%	06/18/2018		14,500	(167)
		3-Month LIBOR	Paying	5.25%	06/18/2028		14,200	(564)
		3-Month LIBOR	Receiving	5.28%	08/20/2014		4,800	(309)
Citibank N.A.		6-Month LIBOR	Paying	5.25%	06/18/2013	GBP	8,450	130
		6-Month LIBOR	Receiving	5.25%	06/18/2013	GBP	4,200	(66)
Credit Suisse First Boston		6-Month EURIBOR	Paying	4.25%	06/18/2010	EUR	3,165	(21)
		6-Month LIBOR	Receiving	4.25%	06/18/2013	EUR	310	4
		6-Month EURIBOR	Paying	4.50%	06/18/2018	EUR	9,210	(234)
		3-Month Stockholm Interbank Index	Receiving	4.75%	06/18/2018	SEK	93,000	157
		6-Month EURIBOR	Paying	4.75%	06/18/2038	EUR	10,240	(366)
Deutsche Bank AG		3-Month LIBOR	Receiving	4.32%	11/17/2010		43,550	(505)
		6-Month LIBOR	Paying	1.18%	12/17/2010	JPY	2,345,000	92
		6-Month LIBOR	Paying	1.18%	12/17/2010	JPY	1,636,000	64
		6-Month LIBOR	Paying	1.17%	12/17/2010	JPY	823,000	30
		6-Month LIBOR	Paying	1.16%	12/17/2010	JPY	823,000	29
		3-Month LIBOR	Receiving	3.78%	12/24/2010		22,800	2
		3-Month LIBOR	Receiving	3.87%	12/29/2010		13,710	(39)
		3-Month LIBOR	Receiving	4.00%	12/29/2010		8,930	(47)
		3-Month LIBOR	Paying	4.92%	11/17/2015		38,400	874
		6-Month LIBOR	Receiving	1.70%	12/17/2015	JPY	396,000	(40)
		6-Month LIBOR	Receiving	1.70%	12/17/2015	JPY	1,036,000	(115)
		6-Month LIBOR	Receiving	1.69%	12/17/2015	JPY	1,089,000	(102)
		6-Month LIBOR	Receiving	1.67%	12/17/2015	JPY	521,000	(43)
		6-Month LIBOR	Receiving	1.64%	12/17/2015	JPY	521,000	(34)
		3-Month LIBOR	Paying	4.52%	12/24/2015		19,900	(36)
		3-Month LIBOR	Paying	4.63%	12/29/2015		12,000	52
		3-Month LIBOR	Paying	4.75%	12/29/2015		7,800	85
		3-Month LIBOR	Receiving	5.31%	11/17/2038		10,720	(374)
		6-Month LIBOR	Paying	2.54%	12/17/2038	JPY	105,000	4
		6-Month LIBOR	Paying	2.60%	12/17/2038	JPY	80,000	11
		6-Month LIBOR	Paying	2.59%	12/17/2038	JPY	208,000	29
		6-Month LIBOR	Paying	2.59%	12/17/2038	JPY	219,000	27
		6-Month LIBOR	Paying	2.57%	12/17/2038	JPY	105,000	10
		3-Month LIBOR	Receiving	5.01%	12/24/2038		5,460	60
		3-Month LIBOR	Receiving	5.21%	12/29/2038		2,160	(41)
		3-Month LIBOR	Receiving	5.12%	12/29/2038		3,310	(52)
		3-Month LIBOR	Paying	4.50%	06/18/2013		35,500	137
		3-Month LIBOR	Receiving	5.00%	06/18/2015		6,800	(12)
		6-Month EURIBOR	Paying	4.50%	06/18/2018	EUR	9,210	(210)
		3-Month Stockholm Interbank Index	Receiving	4.75%	06/18/2018	SEK	85,100	107
		3-Month LIBOR	Paying	5.25%	06/18/2023		20,600	(182)
		6-Month EURIBOR	Receiving	4.75%	06/18/2038	EUR	2,260	27
		ABX.HE.AAA.07-1	Paying	0.09%	08/25/2037		7,750	(88)
JPMorgan Chase & Co.	*	Brazil Interbank Deposit Rate	Paying	12.70%	01/04/2010	BRL	16,600	4
	*	Brazil Interbank Deposit Rate	Paying	12.70%	01/04/2010	BRL	18,800	(7)
		3-Month LIBOR	Paying	5.00%	06/18/2018		7,700	7
		3-Month LIBOR	Paying	5.00%	06/18/2018		14,000	17
		3-Month LIBOR	Receiving	5.25%	06/18/2028		7,400	24
		3-Month LIBOR	Receiving	5.25%	06/18/2028		14,100	147
Lehman Brothers, Inc.		6-Month LIBOR	Paying	1.19%	12/17/2010	JPY	1,433,000	57
		6-Month LIBOR	Receiving	1.71%	12/17/2015	JPY	908,000	(106)
		6-Month LIBOR	Paying	2.65%	12/17/2038	JPY	184,000	45
UBS Warburg LLC		6-Month LIBOR	Paying	5.25%	06/18/2013	GBP	9,680	143
								$ (1,322)

JNL/Goldman Sachs Short Duration Bond Fund
		Paying/				Unrealized
		Receiving		Expiration	Notional	Appreciation/
Counterparty	Floating Rate Index	Floating Rate	Fixed Rate	Date	Amount[1]	(Depreciation)
Bank of America N.A.	3-Month LIBOR	Receiving	4.50%	06/18/2013	17,400	$ (56)
Bear Stearns Bank Plc	3-Month LIBOR	Receiving	4.50%	06/18/2013	17,400	(55)
	3-Month LIBOR	Receiving	5.00%	06/18/2018	3,700	(43)
	3-Month LIBOR	Paying	5.25%	06/18/2028	3,700	58
Deutsche Bank AG	3-Month LIBOR	Receiving	3.78%	12/24/2010	2,630	-
	3-Month LIBOR	Receiving	3.87%	12/29/2010	2,860	(8)
	3-Month LIBOR	Receiving	4.00%	12/29/2010	1,980	(10)
	3-Month LIBOR	Receiving	4.32%	11/17/2010	12,250	(142)
	3-Month LIBOR	Paying	4.52%	12/24/2015	2,300	(4)
	3-Month LIBOR	Paying	4.63%	12/29/2015	2,500	11
	3-Month LIBOR	Paying	4.75%	12/29/2015	1,700	19
	3-Month LIBOR	Paying	4.92%	11/17/2015	10,800	246
	3-Month LIBOR	Receiving	5.01%	12/24/2038	630	7
	3-Month LIBOR	Receiving	5.12%	12/29/2038	690	(11)
	3-Month LIBOR	Receiving	5.21%	12/29/2038	480	(9)
	3-Month LIBOR	Receiving	5.31%	11/17/2038	3,010	(105)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Interest Rate Swap Agreements (in thousands): (continued)

JNL/Goldman Sachs Short Duration Bond Fund (continued)

		Paying/				Unrealized
		Receiving		Expiration	Notional	Appreciation/
Counterparty	Floating Rate Index	Floating Rate	Fixed Rate	Date	Amount[1]	(Depreciation)
JPMorgan Chase & Co.	3-Month LIBOR	Receiving	4.50%	06/18/2013	17,400	$ (53)
	3-Month LIBOR	Receiving	4.50%	06/18/2013	2,700	(10)
	3-Month LIBOR	Paying	5.00%	06/18/2018	4,100	9
	3-Month LIBOR	Paying	5.00%	06/18/2018	2,300	2
	3-Month LIBOR	Receiving	5.25%	06/18/2028	4,200	44
	3-Month LIBOR	Receiving	5.25%	06/18/2028	2,200	7
						$ (103)

JNL/PIMCO Real Return Fund
			Paying/					Unrealized
			Receiving		Expiration		Notional	Appreciation/
Counterparty		Floating Rate Index	Floating Rate	Fixed Rate	Date		Amount[1]	(Depreciation)
Barclays Bank PLC	*	28-Day Mexico Interbank TIIE	Paying	8.33%	01/14/2017	MXN	2,500	$ (3)
		3-Month LIBOR	Paying	4.00%	06/18/2010		8,400	4
		3-Month LIBOR	Paying	4.00%	06/18/2010		4,400	12
		3-Month LIBOR	Paying	5.00%	06/18/2010		5,000	20
	*	6-Month Australian Bank Bill	Paying	7.00%	12/15/2009	AUD	4,000	(24)
	*	6-Month Australian Bank Bill	Receiving	6.75%	12/15/2017	AUD	500	15
		6-Month LIBOR	Receiving	4.00%	12/15/2035	GBP	100	5
		6-Month LIBOR	Receiving	4.00%	12/15/2035	GBP	1,200	66
		6-Month LIBOR	Receiving	5.00%	03/20/2018	GBP	1,600	(125)
	*	Brazil Interbank Deposit Rate	Paying	10.68%	01/02/2012	BRL	5,700	(135)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Receiving	1.95%	03/15/2012	EUR	300	(6)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Paying	1.96%	04/05/2012	EUR	500	(9)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Paying	1.98%	04/30/2012	EUR	200	(4)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Paying	2.07%	09/14/2012	EUR	1,600	(20)
Citibank N.A.	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	2,700	(4)
	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	5,000	(12)
	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	9,100	(24)
	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	11,500	(27)
	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	11,000	(28)
	*	3-Month Australian Bank Bill	Paying	7.00%	09/15/2009	AUD	24,300	(50)
Credit Suisse First Boston		6-Month LIBOR	Receiving	4.00%	12/15/2035	GBP	1,400	74
		6-Month LIBOR	Paying	5.00%	09/15/2010	GBP	3,400	14
Deutsche Bank AG		3-Month LIBOR	Paying	5.00%	06/18/2038		1,600	35
	*	6-Month Australian Bank Bill	Paying	7.00%	06/15/2010	AUD	700	(7)
		6-Month LIBOR	Paying	6.00%	03/20/2010	GBP	4,300	83
Goldman Sachs & Co.	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	11,000	(24)
	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	4,500	(9)
		6-Month LIBOR	Receiving	5.00%	09/15/2015	GBP	1,000	(17)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Paying	2.00%	03/15/2012	EUR	8,500	(123)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Receiving	2.00%	03/15/2012	EUR	2,100	(32)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Receiving	2.00%	03/15/2012	EUR	100	(1)
JPMorgan Chase & Co.	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Receiving	1.95%	03/15/2012	EUR	300	(6)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Receiving	1.95%	03/15/2012	EUR	400	(8)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Receiving	1.96%	04/10/2012	EUR	100	(2)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Paying	1.96%	04/10/2012	EUR	200	(4)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Paying	1.96%	04/10/2012	EUR	300	(6)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Receiving	1.96%	04/10/2012	EUR	200	(4)
Merrill Lynch & Co., Inc.	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	4,300	(8)
	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	2,900	(7)
		3-Month LIBOR	Receiving	5.00%	06/18/2023		37,500	(777)
	*	Brazil Interbank Deposit Rate	Paying	12.54%	01/02/2012	BRL	22,000	(65)
Morgan Stanley	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	6,100	(15)
		3-Month LIBOR	Paying	4.00%	06/18/2010		9,800	15
		3-Month LIBOR	Paying	5.00%	06/18/2018		3,600	67
		3-Month LIBOR	Paying	5.00%	06/18/2038		5,300	142
	*	6-Month Australian Bank Bill	Paying	7.00%	12/15/2009	AUD	4,000	(23)

	*	6-Month Australian Bank Bill	Receiving	6.75%	12/15/2017	AUD	500	15
Royal Bank of Scotland		3-Month LIBOR	Paying	4.00%	06/18/2010		21,200	(19)
Group PLC		3-Month LIBOR	Paying	4.00%	06/18/2013		2,800	31

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Interest Rate Swap Agreements (in thousands): (continued)

JNL/PIMCO Real Return Fund (continued)

			Paying/					Unrealized
			Receiving		Expiration		Notional	Appreciation/
Counterparty		Floating Rate Index	Floating Rate	Fixed Rate	Date		Amount[1]	(Depreciation)
Royal Bank of Scotland		3-Month LIBOR	Paying	5.00%	06/18/2038		2,500	$ 62
Group PLC		3-Month LIBOR	Receiving	5.50%	06/20/2017	CAD	700	(17)
		3-Month LIBOR	Receiving	5.50%	06/20/2017	CAD	100	(3)
		6-Month LIBOR	Paying	5.00%	09/15/2010	GBP	1,300	6
		6-Month LIBOR	Paying	5.00%	09/15/2010	GBP	1,200	7
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Paying	1.95%	03/28/2012	EUR	100	(2)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Paying	1.95%	03/30/2012	EUR	300	(6)
	*	United Kingdon RP Index	Paying	3.44%	09/10/2027	GBP	400	(5)
	*	United Kingdon RP Index	Paying	3.49%	12/6/2027	GBP	2,500	18
UBS Warburg LLC	*	Brazil Interbank Deposit Rate	Paying	10.58%	01/02/2012	BRL	1,100	(36)
	*	Brazil Interbank Deposit Rate	Paying	10.58%	01/02/2012	BRL	1,100	(36)
	*	Brazil Interbank Deposit Rate	Paying	12.41%	01/04/2010	BRL	1,000	(1)
	*	Brazil Interbank Deposit Rate	Paying	10.58%	01/02/2012	BRL	1,200	(39)
	*	Brazil Interbank Deposit Rate	Paying	10.58%	01/02/2012	BRL	2,400	(78)
								$ (1,160)

JNL/PIMCO Total Return Bond Fund
			Paying/					Unrealized
			Receiving		Expiration		Notional	Appreciation/
Counterparty		Floating Rate Index	Floating Rate	Fixed Rate	Date		Amount[1]	(Depreciation)
Barclays Bank PLC		3-Month LIBOR	Paying	4.00%	06/18/2010		9,900	$ 47
		3-Month LIBOR	Paying	4.00%	06/18/2010		6,100	20
		6-Month LIBOR	Paying	6.00%	12/20/2008	GBP	5,800	30
		6-Month LIBOR	Paying	2.00%	12/19/2017	JPY	130,000	27
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	400	40
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	400	35
		6-Month LIBOR	Paying	6.00%	03/20/2009	GBP	3,300	33
		6-Month LIBOR	Paying	5.00%	06/15/2009	GBP	900	4
		6-Month LIBOR	Paying	5.00%	06/15/2009	GBP	2,500	16
	*	Brazil Interbank Deposit Rate	Paying	11.36%	01/04/2010	BRL	4,000	(34)
	*	Reference Quotidienne d'Inflation	Paying	2.10%	10/15/2010	EUR	1,100	11
	*	Reference Quotidienne d'Inflation	Paying	2.10%	10/15/2010	EUR	1,600	19
Citibank N.A.	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	2,800	(6)
		3-Month LIBOR	Paying	4.00%	06/18/2013		6,300	116
		3-Month LIBOR	Receiving	5.00%	06/18/2038		1,900	(54)
Credit Suisse First Boston		6-Month LIBOR	Paying	5.00%	06/15/2009	GBP	700	2
Deutsche Bank AG		3-Month LIBOR	Paying	4.00%	06/18/2010		26,100	54
	*	6-Month Australian Bank Bill	Paying	7.00%	03/20/2013	AUD	3,100	(80)
	*	6-Month Australian Bank Bill	Receiving	6.50%	03/20/2018	AUD	4,200	55
		6-Month EURIBOR	Paying	5.00%	12/19/2009	EUR	6,400	50
		6-Month LIBOR	Paying	6.00%	12/20/2008	GBP	3,500	17
		6-Month LIBOR	Paying	2.00%	12/19/2017	JPY	240,000	53
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	1,400	(94)
		6-Month LIBOR	Paying	5.00%	09/18/2009	GBP	45,800	489
Goldman Sachs & Co.	*	28-Day Mexico Interbank TIIE	Paying	7.78%	04/03/2012	MXN	11,100	(20)
		6-Month EURIBOR	Paying	4.00%	03/20/2009	EUR	2,300	(12)
		6-Month LIBOR	Paying	6.00%	12/19/2009	GBP	1,600	57
		6-Month LIBOR	Receiving	5.50%	12/15/2036	GBP	1,200	(140)
		6-Month LIBOR	Receiving	5.00%	12/19/2037	GBP	200	(29)
		6-Month LIBOR	Paying	5.00%	06/15/2009	GBP	6,900	14
		6-Month LIBOR	Paying	6.00%	06/19/2009	GBP	17,500	368
	*	Brazil Interbank Deposit Rate	Paying	11.47%	01/04/2010	BRL	1,000	(7)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Paying	2.00%	03/15/2012	EUR	9,800	(177)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Paying	1.96%	03/30/2012	EUR	600	(11)
HSBC Bank USA		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	400	-
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	500	44
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	400	41
Lehman Brothers, Inc.		6-Month LIBOR	Paying	4.50%	09/20/2009	GBP	3,800	(136)
Merrill Lynch & Co., Inc.		3-Month LIBOR	Paying	4.00%	06/18/2010		7,000	44
		3-Month LIBOR	Paying	4.00%	06/18/2010		5,100	18
		6-Month LIBOR	Receiving	4.00%	12/15/2035	GBP	100	7
	*	Brazil Interbank Deposit Rate	Paying	12.95%	01/04/2010	BRL	1,400	9
	*	Brazil Interbank Deposit Rate	Paying	11.98%	01/02/2012	BRL	4,700	(57)
	*	Brazil Interbank Deposit Rate	Paying	11.43%	01/04/2010	BRL	2,600	(20)
Morgan Stanley		6-Month EURIBOR	Paying	4.50%	03/19/2010	EUR	6,500	13
	*	Brazil Interbank Deposit Rate	Paying	12.78%	01/04/2010	BRL	1,800	8
	*	Brazil Interbank Deposit Rate	Paying	12.78%	01/04/2010	BRL	1,500	6
Royal Bank of Scotland		3-Month LIBOR	Paying	4.00%	06/18/2010		10,600	1
Group PLC		3-Month LIBOR	Paying	4.00%	06/18/2010		2,400	1
		3-Month LIBOR	Paying	4.00%	06/18/2010		15,800	67
		3-Month LIBOR	Receiving	5.00%	06/18/2038		2,000	(48)
		3-Month LIBOR	Receiving	5.00%	06/18/2038		1,900	(54)
		3-Month LIBOR	Paying	4.00%	06/18/2010		3,500	-
		6-Month LIBOR	Receiving	5.50%	12/15/2036	GBP	300	(37)
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	400	40
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	300	32

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Interest Rate Swap Agreements (in thousands): (continued)

JNL/PIMCO Total Return Bond Fund (continued)

			Paying/					Unrealized
			Receiving		Expiration		Notional	Appreciation/
Counterparty		Floating Rate Index	Floating Rate	Fixed Rate	Date		Amount[1]	(Depreciation)
Royal Bank of Scotland		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	400	$ 42
Group PLC		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	300	31
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	300	20
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	600	2
		6-Month LIBOR	Paying	6.00%	03/20/2009	GBP	3,100	30
		6-Month LIBOR	Paying	6.00%	06/19/2009	GBP	5,000	103
UBS Warburg LLC	*	3-Month Australian Bank Bill	Paying	7.00%	09/15/2009	AUD	29,400	(156)
	*	Brazil Interbank Deposit Rate	Paying	10.58%	01/02/2012	BRL	4,800	(71)
	*	Brazil Interbank Deposit Rate	Paying	10.58%	01/02/2012	BRL	1,900	(27)
								$ 846

Summary of Credit Default Swap Agreements (in thousands)

JNL/Goldman Sachs Core Plus Bond Fund

						Unrealized
		Purchase/Sell		Expiration	Notional	Appreciation/
Counterparty	Reference Obligation	Protection[2]	Fixed Rate	Date	Amount[1]	(Depreciation)
Deutsche Bank AG	Argentine Republic	Purchased	4.98%	09/20/2012	1,330	$ (52)
Deutsche Bank AG	Argentine Republic	Purchased	4.79%	09/20/2012	1,350	(40)
JPMorgan Chase & Co.	Argentine Republic	Purchased	5.06%	09/20/2012	1,170	(49)
						$ (141)

JNL/PIMCO Real Return Fund

						Unrealized
		Purchase/Sell		Expiration	Notional	Appreciation/
Counterparty	Reference Obligation	Protection[2]	Fixed Rate	Date	Amount[1]	(Depreciation)
Goldman Sachs & Co.	Autozone, Inc.	Purchased	0.38%	12/20/2012	300	$ 1
Citibank N.A.	Capital One Financial Corp.	Purchased	1.20%	09/20/2012	1,600	99
Barclays Bank PLC	CDX.NA.HY.8	Purchased	2.75%	06/20/2012	1,100	16
JPMorgan Chase & Co.	CDX.NA.HY.8	Sold	2.50%	06/20/2012	(100)	-
Lehman Brothers, Inc.	CDX.NA.HY.8	Sold	2.30%	06/20/2012	(600)	(3)
Merrill Lynch & Co., Inc.	CDX.NA.HY.8	Purchased	2.75%	06/20/2012	600	11
Merrill Lynch & Co., Inc.	CDX.NA.HY.8	Sold	2.46%	06/20/2012	(200)	-
Merrill Lynch & Co., Inc.	CDX.NA.HY.8	Purchased	2.75%	06/20/2012	2,200	52
Morgan Stanley	CDX.NA.HY.8	Purchased	2.75%	06/20/2012	1,000	15
Barclays Bank PLC	CDX.NA.IG.9	Sold	0.60%	12/20/2012	(1,000)	(2)
Barclays Bank PLC	CDX.NA.IG.9	Purchased	0.80%	12/20/2017	5,100	16
Barclays Bank PLC	CDX.NA.IG.9	Purchased	0.80%	12/20/2017	1,700	(5)
Goldman Sachs & Co.	CDX.NA.IG.9	Purchased	0.80%	12/20/2017	6,300	3
Lehman Brothers, Inc.	CDX.NA.IG.9	Purchased	0.60%	12/20/2012	8,600	69
Lehman Brothers, Inc.	CDX.NA.IG.9	Purchased	0.60%	12/20/2012	2,900	(6)
Lehman Brothers, Inc.	CDX.NA.IG.9	Purchased	0.60%	12/20/2012	4,800	13
Lehman Brothers, Inc.	CDX.NA.IG.9	Purchased	0.80%	12/20/2017	2,900	24
Merrill Lynch & Co., Inc.	CDX.NA.IG.9	Purchased	0.60%	12/20/2012	4,000	52
Merrill Lynch & Co., Inc.	CDX.NA.IG.9	Purchased	0.60%	12/20/2012	3,300	29
Morgan Stanley	CDX.NA.IG.9	Purchased	0.60%	12/20/2012	4,000	52
Morgan Stanley	CDX.NA.IG.9	Purchased	0.60%	12/20/2012	300	1
Credit Suisse First Boston	Chesapeak Energy Corporation	Sold	1.04%	06/20/2012	(100)	(3)
Credit Suisse First Boston	Chesapeak Energy Corporation	Sold	1.01%	06/20/2012	(100)	(3)
Credit Suisse First Boston	Chesapeak Energy Corporation	Sold	0.97%	06/20/2012	(100)	(3)
Credit Suisse First Boston	Chesapeak Energy Corporation	Sold	1.01%	06/20/2012	(300)	(9)
Lehman Brothers, Inc.	Chesapeak Energy Corporation	Sold	1.38%	09/20/2012	(200)	(4)
Credit Suisse First Boston	Federal Home Loan Mortgage Corp.	Sold	0.56%	12/20/2012	(400)	3
Royal Bank of Scotland
Group PLC	Federal Home Loan Mortgage Corp.	Sold	0.56%	12/20/2012	(400)	3
Lehman Brothers, Inc.	Federal National Mortgage Association	Sold	0.56%	12/20/2012	(200)	2
Barclays Bank PLC	Ford Motor Credit Company LLC	Sold	3.80%	09/20/2012	(100)	(9)
JPMorgan Chase & Co.	Ford Motor Credit Company LLC	Sold	3.85%	09/20/2012	(100)	(9)
Morgan Stanley	Ford Motor Credit Company LLC	Sold	3.80%	09/20/2012	(200)	(19)
Credit Suisse First Boston	Gazprom	Sold	1.00%	11/20/2008	(1,800)	(5)
HSBC Bank USA	Gazprom	Sold	1.20%	06/20/2008	(7,000)	(1)
Barclays Bank PLC	GMAC LLC	Sold	3.05%	09/20/2012	(100)	(13)
Deutsche Bank AG	GMAC LLC	Purchased	4.25%	09/20/2008	100	2
Goldman Sachs & Co.	GMAC LLC	Purchased	5.20%	09/20/2008	1,600	25
Goldman Sachs & Co.	GMAC LLC	Sold	3.05%	09/20/2012	(300)	(40)
JPMorgan Chase & Co.	GMAC LLC	Sold	5.40%	09/20/2012	(800)	(52)
JPMorgan Chase & Co.	GMAC LLC	Sold	5.45%	09/20/2012	(800)	(51)
Morgan Stanley	GMAC LLC	Sold	6.85%	06/20/2012	(400)	(10)
UBS Warburg LLC	GMAC LLC	Purchased	4.85%	09/20/2012	300	24
Barclays Bank PLC	Goldman Sachs Group, Inc.	Sold	0.77%	09/20/2012	(200)	1
BNP Paribas Bank	Goldman Sachs Group, Inc.	Purchased	0.39%	12/20/2012	1,100	14
Citibank N.A.	Goldman Sachs Group, Inc.	Purchased	0.40%	12/20/2012	800	10
Credit Suisse First Boston	Goldman Sachs Group, Inc.	Sold	0.74%	09/20/2012	(200)	-
Goldman Sachs & Co.	Kohl's Corporation	Purchased	0.59%	12/20/2012	300	4
BNP Paribas Bank	Lehman Brothers Holdings, Inc.	Sold	1.20%	09/20/2012	(100)	-
BNP Paribas Bank	Lehman Brothers Holdings, Inc.	Sold	1.12%	09/20/2012	(100)	-
JPMorgan Chase & Co.	Lehman Brothers Holdings, Inc.	Sold	0.70%	09/20/2012	(200)	(4)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Credit Default Swap Agreements (in thousands): (continued)

JNL/PIMCO Real Return Fund (continued)

						Unrealized
		Purchase/Sell		Expiration	Notional	Appreciation/
Counterparty	Reference Obligation	Protection[2]	Fixed Rate	Date	Amount[1]	(Depreciation)
Royal Bank of Scotland
Group PLC	Lehman Brothers Holdings, Inc.	Sold	0.66%	09/20/2012	(200)	$ (5)
Goldman Sachs & Co.	Nordstrom Inc.	Purchased	0.36%	12/20/2012	300	3
Citibank N.A.	RH Donnelley Corp.	Sold	3.40%	09/20/2012	(300)	(16)
Morgan Stanley	Staples, Inc.	Purchased	0.53%	12/20/2012	300	2
Citibank N.A.	The Bear Stearns Companies, Inc.	Sold	0.72%	09/20/2012	(200)	(9)
JPMorgan Chase & Co.	The Bear Stearns Companies, Inc.	Sold	0.72%	09/20/2012	(200)	(9)
Morgan Stanley	The Black & Decker Corporation	Purchased	0.49%	12/20/2012	300	4
Morgan Stanley	The Sherwin Williams Co.	Purchased	0.29%	12/20/2012	300	2
Goldman Sachs & Co.	The TJX Companies, Inc.	Purchased	0.38%	12/20/2012	300	2
Morgan Stanley	VF Corporation	Purchased	0.25%	12/20/2012	300	3
Morgan Stanley	Whirlpool Corp.	Purchased	0.49%	12/20/2012	300	3
						$ 270

JNL/PIMCO Total Return Bond Fund
						Unrealized
		Purchase/Sell		Expiration	Notional	Appreciation/
Counterparty	Reference Obligation	Protection[2]	Fixed Rate	Date	Amount[1]	(Depreciation)
Goldman Sachs & Co.	Anadarko Petroleum Corp.	Sold	0.15%	03/20/2008	(600)	$ -
Lehman Brothers, Inc.	CDX.EM.8	Sold	1.75%	12/20/2012	(5,300)	(58)
Lehman Brothers, Inc.	CDX.EM.8	Sold	1.75%	12/20/2012	(1,700)	(19)
Citibank N.A.	CDX.NA.HY.8	Sold	2.14%	06/20/2012	(800)	(8)
Citibank N.A.	CDX.NA.HY.8	Sold	0.36%	06/20/2012	(5,000)	(97)
Citibank N.A.	CDX.NA.HY.8	Sold	0.40%	06/20/2012	(1,000)	(18)
Merrill Lynch & Co., Inc.	CDX.NA.HY.8	Sold	1.83%	06/20/2012	(1,000)	(23)
Morgan Stanley	CDX.NA.HY.8	Sold	2.08%	06/20/2012	(1,000)	(13)
Barclays Bank PLC	Ford Motor Credit Company LLC	Sold	5.65%	09/20/2012	(500)	(19)
Lehman Brothers, Inc.	Ford Motor Credit Company LLC	Sold	6.10%	09/20/2012	(7,500)	(186)
UBS Warburg LLC	Ford Motor Credit Company LLC	Sold	6.20%	09/20/2012	(2,600)	(57)
Goldman Sachs & Co.	Ford Motor Credit Company LLC	Sold	3.85%	09/20/2012	(200)	(18)
HSBC Bank USA	Gazprom	Sold	0.36%	05/20/2009	(1,000)	(17)
HSBC Bank USA	Gazprom	Sold	0.97%	11/20/2008	(700)	(2)
HSBC Bank USA	Gazprom	Sold	1.25%	12/20/2008	(1,900)	(1)
Deutsche Bank AG	GMAC LLC	Sold	4.00%	09/20/2012	(2,400)	(250)
Goldman Sachs & Co.	GMAC LLC	Sold	3.20%	09/20/2012	(100)	(13)
Merrill Lynch & Co., Inc.	GMAC LLC	Sold	1.85%	09/20/2009	(1,000)	(92)
Morgan Stanley	GMAC LLC	Sold	0.97%	09/20/2008	(8,000)	(352)
Royal Bank of Scotland
Group PLC	Lehman Brothers Holdings, Inc.	Sold	0.30%	09/20/2008	(300)	(3)
Merrill Lynch & Co., Inc.	Federative Republic of Brazil	Sold	1.95%	04/20/2016	(100)	5
Lehman Brothers, Inc.	Republic of Indonesia	Sold	0.40%	12/20/2008	(500)	(2)
Royal Bank of Scotland
Group PLC	Republic of Indonesia	Sold	0.40%	12/20/2008	(3,000)	(13)
Royal Bank of Scotland
Group PLC	Republic of Indonesia	Sold	0.39%	12/20/2008	(2,000)	(9)
Credit Suisse First Boston	Republic of Panama	Sold	1.25%	02/20/2017	(200)	(2)
Credit Suisse First Boston	Republic of Panama	Sold	1.20%	02/20/2017	(200)	(3)
Morgan Stanley	Republic of Panama	Sold	0.75%	01/20/2012	(200)	(1)
Morgan Stanley	Russian Federation	Sold	0.25%	06/20/2008	(300)	-
HSBC Bank USA	Ukraine	Sold	0.73%	04/20/2009	(3,400)	(19)
JPMorgan Chase & Co.	United Mexican States	Sold	0.92%	03/20/2016	(500)	5
						$ (1,285)

Summary of Total Return Swap Agreements (in thousands)

JNL/Goldman Sachs Core Plus Bond Fund

						Unrealized
				Expiration	Notional	Appreciation/
Counterparty		Reference Index	Financing Spread Rate	Date	Amount[1]	(Depreciation)
Bank of America N.A.	[4]	Bank of America CMBS AAA 10 Year Index	-0.10%	01/03/2008	6,000	$ 91
	[3]	Bank of America CMBS AAA 10 Year Index	-0.25%	01/31/2008	7,000	(106)
	[3]	Bank of America CMBS AAA 10 Year Index	-0.50%	02/04/2008	2,000	(30)
	[4]	Bank of America CMBS AAA 10 Year Index	-1.15%	06/03/2008	1,000	14
						$ (31)

JNL/Goldman Sachs Short Duration Bond Fund

						Unrealized
				Expiration	Notional	Appreciation/
Counterparty		Reference Index	Financing Spread Rate	Date	Amount[1]	(Depreciation)
Bank of America N.A.	[3]	Bank of America CMBS AAA 10 Year Index	0.35%	01/03/2008	700	$ (11)
	[3]	Bank of America CMBS AAA 10 Year Index	0.45%	01/03/2008	700	(11)
	[4]	Bank of America CMBS AAA 10 Year Index	-0.10%	01/03/2008	3,500	53
	[3]	Bank of America CMBS AAA 10 Year Index	0.20%	02/04/2008	3,000	(46)
	[3]	Bank of America CMBS AAA 10 Year Index	-0.15%	02/04/2008	2,000	(30)
	[3]	Bank of America CMBS AAA 10 Year Index	-0.50%	02/04/2008	2,000	(30)
	[4]	Bank of America CMBS AAA 10 Year Index	-0.13%	02/04/2008	4,000	61
	[3]	Bank of America CMBS AAA 10 Year Index	0.10%	03/04/2008	2,000	(31)
	[4]	Bank of America CMBS AAA 10 Year Index	-1.15%	06/03/2008	500	7
Citibank N.A.	[4]	Bank of America CMBS AAA 10 Year Index	-0.65%	02/04/2008	4,000	59
	[4]	Bank of America CMBS AAA 10 Year Index	-1.50%	06/03/2008	500	7

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Total Return Swap Agreements (in thousands): (continued)

JNL/Goldman Sachs Short Duration Bond Fund (continued)

						Unrealized
				Expiration	Notional	Appreciation/
Counterparty		Reference Index	Financing Spread Rate	Date	Amount[1]	(Depreciation)
Deutsche Bank AG	[3]	Bank of America CMBS AAA 10 Year Index	-0.50%	02/04/2008	3,600	$ (54)
	[3]	Bank of America CMBS AAA 10 Year Index	0.00%	02/04/2008	4,000	61
JPMorgan Chase & Co.	[3]	Bank of America CMBS AAA 10 Year Index	0.20%	12/31/2007	700	(11)
	[3]	Bank of America CMBS AAA 10 Year Index	-0.25%	01/31/2008	5,400	(81)
	[4]	Bank of America CMBS AAA 10 Year Index	-0.30%	01/31/2008	4,000	60
						$ 3

* This swap agreement was fair valued pursuant to the Board approved procedures. The net unrealized depreciation attributable to fair valued swap agreements is
0.00%, 0.21%, and 0.05% of net assets for the JNL/Goldman Sachs Core Plus Bond Fund, the JNL/PIMCO Real Return Fund and the JNL/PIMCO Total Return Bond
Fund, respectively.
[1] Notional Amount is stated in USD unless otherwise noted.
2 If the Fund has sold protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the purchaser of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a purchaser of protection, the Fund will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.
[3] The Fund will pay the resulting amount if positive or receive the resulting amount if negative of the change in the Banc of America Securities CMBS AAA 10yr Index plus the financing spread rate divided by 10,000.
[4] The Fund will receive the resulting amount if positive or pay the resulting amount if negative of the change in the Banc of America Securities CMBS AAA 10yr Index plus the financing spread rate divided by 10,000.

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Investments by Country*:

			JNL/Capital		JNL/Capital	JNL/Credit
	JNL/AIM	JNL/AIM	Guardian	JNL/Capital	Guardian	Suisse Global	JNL/Franklin
	International	Large Cap	Global	Guardian	International	Natural	Templeton
	Growth	Growth	Balanced	Global Diversified	Small Cap	Resources	Global
	Fund	Fund	Fund	Research Fund	Fund	Fund	Growth Fund

Argentina	- %	- %	- %	- %	0.2%	- %	- %
Australia	2.1	-	1.3	1.3	4.9	1.4	-
Austria	-	-	0.2	0.3	0.1	0.5	1.1
Bahrain	-	-	-	-	-	-	-
Belgium	2.5	-	0.3	-	1.6	1.7	-
Bermuda	-	2.3	0.1	0.7	1.7	-	1.9
Brazil	2.3	1.4	1.0	-	0.6	0.6	-
Canada	3.4	0.6	5.6	2.4	15.5	16.0	-
Cayman Islands	-	-	-	-	-	-	-
China	-	-	0.4	-	-	-	-
Colombia	-	-	0.4	-	-	-	-
Cyprus	-	-	-	-	-	0.1	-
Denmark	1.2	-	0.2	-	1.2	-	-
Egypt	-	-	0.6	0.7	-	-	-
Finland	-	1.7	0.2	-	0.9	1.9	0.4
France	6.5	-	4.1	8.5	0.6	2.1	6.1
Germany	14.8	-	4.5	5.7	5.4	3.1	6.0
Gibraltar	-	-	-	-	-	-	-
Greece	0.4	-	-	-	0.3	-	-
Hong Kong	4.7	1.6	1.0	0.7	1.5	-	0.1
Hungary	0.6	-	0.6	-	-	-	-
India	1.2	-	0.3	0.1	-	-	-
Indonesia	0.7	-	0.4	0.8	-	-	-
Ireland	1.5	-	0.5	1.9	0.2	0.7	-
Israel	2.0	0.7	0.6	-	-	-	-
Italy	2.0	-	-	-	1.9	-	3.9
Japan	11.8	-	9.7	6.6	23.8	5.5	4.1
Luxembourg	-	-	0.3	-	1.2	5.1	-
Kazakhstan	-	-	-	-	-	2.0	-
Malaysia	-	-	0.6	-	0.2	-	-
Mexico	2.2	1.8	1.4	1.1	0.1	-	-
Netherlands	2.4	1.5	2.1	3.9	1.3	0.4	3.5
New Zealand	-	-	-	-	-	-	-
Norway	0.9	-	0.5	-	1.7	4.5	-
Philippines	-	-	-	-	-	-	-
Poland	-	-	0.8	0.5	-		-
Portugal	-	-	-	-	-	-	-
Russia	-	-	1.0	1.4	0.7	1.1	0.6
Singapore	3.1	-	0.8	-	2.9	-	1.1
South Africa	0.8	-	0.2	-	0.3	2.9	-
South Korea	-	-	0.2	-	3.8	-	3.3
Spain	0.9	-	1.2	1.0	-	-	-
Sweden	2.5	-	0.7	1.3	1.2	1.5	0.5
Switzerland	9.0	3.5	2.9	3.5	0.7	2.3	2.4
Taiwan	0.6	-	1.0	2.9	-	-	1.3
Thailand	-	-	0.1	-	-	-	-
Turkey	0.8	-	1.0	-	-	-	-
United Arab Emirates	-	-	-	-	0.3	-	-
United Kingdom	9.9	1.4	5.8	7.8	12.7	22.0	13.3
United States**	9.2	83.5	47.4	46.9	12.5	24.6	50.4

Total
Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

*The Funds presented in the above table are those which have greater than 10% of their portfolios invested in non-U.S. securities at December 31, 2007.
**United States securities include money market funds and the securities lending pool.

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Investments by Country*: (continued)

				JNL/Mellon
	JNL/Franklin		JNL/Lazard	Capital	JNL/	JNL/PAM	JNL/PAM	JNL/T. Rowe
	Templeton	JNL/JPMorgan	Emerging	Management	Oppenheimer	Asia	China-	Price
	Mutual	International	Markets	International	Global Growth	ex-Japan	India	Established
	Shares Fund	Value Fund	Fund	Index Fund	Fund	Fund	Fund	Growth Fund

Argentina	- %	- %	- %	- %	- %	- %	- %	- %
Australia	-	-	-	5.3	-	1.8	-	1.1
Austria	-	1.5	-	0.5	-	-	-	0.5
Bahrain	-	-	0.5	-	-	-	-	-
Belgium	1.5	1.2	-	1.1	-	-	-	0.5
Bermuda	-	-	2.0	-	0.4	-	-	1.8
Brazil	-	1.0	11.2	-	1.5	-	-	1.6
Canada	0.5	-	-	-	1.1	-	-	1.4
Cayman Islands	-	-	-	-	-	-	1.4	-
China	-	-	-	0.1	-	12.1	24.4	-
Colombia	-	-	-	-	-	-	-	-
Cyprus	-	-	-	-	-	-	-	-
Denmark	1.5	-	-	0.8	-	-	-	-
Egypt	-	-	5.1	-	-	-	-	-
Finland	-	1.4	-	1.5	0.8	-	-	-
France	4.2	10.4	-	8.2	4.8	-	-	2.3
Germany	5.6	13.2	-	7.7	6.1	-	-	-
Gibraltar	-	-	-	-	-	-	-	-
Greece	-	2.3	-	0.7	-	-	-	-
Hong Kong	0.2	1.5	-	1.9	-	21.9	22.7	-
Hungary	-	-	0.7	-	-	-	-	-
India	-	-	9.5	-	2.6	7.3	49.7	2.8
Indonesia	-	-	3.7	-	-	3.6	-	-
Ireland	-	-	-	0.5	-	-	-	-
Israel	-	0.9	3.2	-	-	-	-	-
Italy	1.1	2.7	-	3.2	0.8	-	-	-
Japan	1.1	14.1	-	16.3	9.5	-	-	1.4
Luxembourg	0.8	0.8	2.2	0.5	-	-	-	-
Kazakhstan	-	-	-	-	-	-	-	-
Malaysia	-	-	1.1	-	-	2.6	-	-
Mexico	-	-	6.1	-	1.8	-	-	1.2
Netherlands	2.6	6.4	-	3.3	2.4	-	-	0.5
New Zealand	-	-	-	0.1	-	-	-	-
Norway	2.6	0.7	-	0.9	0.5	-	-	-
Philippines	-	-	2.6	-	-	1.0	-	-
Poland	-	-	-	-	-	-	-	-
Portugal	-	-	-	0.3	-	-	-	-
Russia	-	-	4.8	-	-	-	-	-
Singapore	0.6	1.1	-	0.9	-	3.3	-	-
South Africa	-	-	9.9	-	-	-	-	0.6
South Korea	0.8	1.0	13.1	-	1.3	22.3	-	-
Spain	1.6	3.1	-	3.6	0.8	-	-	-
Sweden	0.6	0.9	2.0	1.9	5.5	-	-	-
Switzerland	2.3	2.0	-	5.8	2.3	-	-	0.9
Taiwan	-	1.7	6.6	-	1.5	17.7	-	0.6
Thailand	-	-	-	-	-	4.3	-	-
Turkey	-	-	3.9	-	-	-	-	-
United Arab Emirates	-	-	-	-	-	-	-	-
United Kingdom	6.1	14.6	0.8	17.2	9.7	-	-	0.4
United States**	66.3	17.5	11.0	17.7	46.6	2.1	1.8	82.4

Total
Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

*The Funds presented in the above table are those which have greater than 10% of their portfolios invested in non-U.S. securities at December 31, 2007.
**United States securities include money market funds and the securities lending pool.

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2007

					JNL/Capital	JNL/Capital	JNL/Capital
	JNL/AIM	JNL/AIM	JNL/AIM	JNL/AIM	Guardian	Guardian	Guardian
	International	Large Cap	Real Estate	Small Cap	Global Balanced	Global Diversified	International Small
Assets	Growth Fund	Growth Fund	Fund	Growth Fund	Fund	Research Fund	Cap Fund

Investments - unaffiliated, at value (a) (b)	$ 452,488	$ 567,329	$ 243,049	$ 98,295	$ 213,846	$ 243,678	$ 64,709
Investments - affiliated, at value (c)	34,068	16,176	3,227	2,283	9,315	11,365	9,256
Repurchase agreements	-	-	-	-	-	-	-
Cash	-	-	2	-	-	-	-
Foreign currency (d)	11,342	-	16	-	1,773	154	-
Receivables:
Investment securities sold	-	-	1	223	81	-	-
Fund shares sold	814	909	530	197	547	671	242
Deposits with brokers	-	-	-	-	-	-	-
Dividends and interest	2,185	327	1,209	42	1,041	177	82
Forward foreign currency contracts	-	-	-	-	50	-	-
Variation margin	-	-	-	-	-	-	-
Foreign taxes recoverable	176	54	-	-	5	6	-
Other assets	-	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-	-
Total assets	501,073	584,795	248,034	101,040	226,658	256,051	74,289

Liabilities
Cash overdraft	-	-	-	-	-	-	-
Payables:
Advisory fees	274	293	118	53	109	136	50
Administrative fees	62	44	17	6	24	28	8
12b-1 fee (Class A)	80	88	33	13	33	37	10
Investment securities purchased	8,563	-	1	1	1,227	-	960
Fund shares redeemed	798	684	486	169	202	384	90
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-	-
Trustee fees	4	3	1	1	2	2	-
Forward foreign currency contracts	1	-	-	-	58	-	-
Variation margin	-	-	-	-	-	-	-
Other expenses	2	3	2	-	1	1	-
Investment securities sold short, at value (e)+	-	-	-	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-	-
Return of collateral for securities loaned	-	58,141	62,557	26,735	26,887	22,870	-
Total liabilities	9,784	59,256	63,215	26,978	28,543	23,458	1,118
Net assets	$ 491,289	$ 525,539	$ 184,819	$ 74,062	$ 198,115	$ 232,593	$ 73,171

Net assets consist of:
Paid-in capital	$ 413,112	$ 403,857	$ 189,642	$ 59,224	$ 171,595	$ 321,281	$ 74,098
Undistributed (excess of distributions over)
net investment income	90	670	4,001	-	2,427	(30)	(37)
Accumulated net realized gain (loss)	65,460	21,044	26,826	5,885	21,583	(94,462)	(3)
Net unrealized appreciation (depreciation) on
investments, and foreign currency	12,627	99,968	(35,650)	8,953	2,510	5,804	(887)
	$ 491,289	$ 525,539	$ 184,819	$ 74,062	$ 198,115	$ 232,593	$ 73,171

Class A
Net assets	$ 475,302	$ 525,103	$ 184,451	$ 73,951	$ 197,825	$ 232,460	$ 73,063
Shares outstanding (no par value),
unlimited shares authorized	30,213	35,174	14,822	4,991	16,558	8,717	7,404
Net asset value per share	$ 15.74	$ 14.93	$ 12.44	$ 14.82	$ 11.95	$ 26.67	$ 9.87

Class B
Net assets	$ 15,987	$ 436	$ 368	$ 111	$ 290	$ 133	$ 108
Shares outstanding (no par value),
unlimited shares authorized	1,000	29	29	7	24	5	11

Net asset value per share	$ 15.99	$ 15.02	$ 12.52	$ 14.95	$ 12.17		$ 26.75		$ 9.88
(a) Including value of securities on loan	$ -	$ 56,070	$ 61,377	$ 25,584	$ 26,059	$ 21,746		$ -
(b) Investments - unaffiliated, at cost	439,735	467,365	278,699	89,342	211,323	237,876		65,597
(c) Investments - affiliated, at cost	34,068	16,176	3,227	2,283	9,315	11,365		9,256
(d) Foreign currency cost	11,335	-	16	-	1,776	152		-
(e) Proceeds from securities sold short	-	-	-	-	-	-		-
(f) Premiums from options written	-	-	-	-	-	-		-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2007

	JNL/Capital	JNL/Credit				JNL/Franklin	JNL/Franklin
	Guardian	Suisse Global	JNL/Credit	JNL/Eagle	JNL/Eagle	Templeton	Templeton
	U.S. Growth	Natural	Suisse Long/	Core Equity	SmallCap	Founding	Global
Assets	Equity Fund	Resources Fund	Short Fund	Fund	Equity Fund	Strategy Fund	Growth Fund

Investments - unaffiliated, at value (a) (b)	$ 273,447	$ 383,423	$ 80,180	$ 81,611	$ 310,010	$ -	$ 369,773
Investments - affiliated, at value (c)	6,005	18,010	1,660	6,674	12,074	800,435	51
Repurchase agreements	-	-	-	-	-	-	-
Cash	1	-	-	-	-	-	-
Foreign currency (d)	-	4,753	-	-	-	-	1,730
Receivables:
Investment securities sold	-	10	-	-	4,149	-	-
Fund shares sold	580	1,583	226	40	221	5,221	1,943
Deposits with brokers	-	-	-	-	-	-	-
Dividends and interest	208	194	113	131	41	-	360
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Foreign taxes recoverable	-	11	-	-	-	-	6
Other assets	-	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-	-
Total assets	280,241	407,984	82,179	88,456	326,495	805,656	373,863
					.
Liabilities
Cash overdraft	-	-	-	-	-	-	-
Payables:
Advisory fees	128	213	49	49	139	-	198
Administrative fees	19	47	9	8	19	33	40
12b-1 fee (Class A)	38	62	12	15	38	-	53
Investment securities purchased	1,952	4,717	74	745	7,728	4,248	-
Fund shares redeemed	468	601	120	66	229	973	387
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	10	-	-	-	-
Interest expense and brokerage charges	-	-	8	-	-	-	-
Trustee fees	2	1	-	3	2	2	1
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Other expenses	1	2	-	1	2	5	2
Investment securities sold short, at value (e)+	-	-	13,148	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-	-
Return of collateral for securities loaned	50,711	13,660	-	6,261	86,408	-	54,429
Total liabilities	53,319	19,303	13,430	7,148	94,565	5,261	55,110
Net assets	$ 226,922	$ 388,681	$ 68,749	$ 81,308	$ 231,930	$ 800,395	$ 318,753

Net assets consist of:
Paid-in capital	$ 483,097	$ 352,036	$ 64,684	$ 64,684	$ 197,412	$ 819,053	$ 328,500
Undistributed (excess of distributions over)
net investment income	6	256	-	1,617	(1)	10,304	27
Accumulated net realized gain (loss)	(256,307)	12,357	1,843	12,958	8,254	(85)	23
Net unrealized appreciation (depreciation) on
investments, and foreign currency	126	24,032	2,222	2,049	26,265	(28,877)	(9,797)
	$ 226,922	$ 388,681	$ 68,749	$ 81,308	$ 231,930	$ 800,395	$ 318,753

Class A
Net assets	$ 226,712	$ 388,379	$ 68,632	$ 81,088	$ 231,713	$ 800,395	$ 318,542
Shares outstanding (no par value),
unlimited shares authorized	9,573	27,943	6,324	5,580	11,178	79,338	31,901
Net asset value per share	$ 23.68	$ 13.90	$ 10.85	$ 14.53	$ 20.73	$ 10.09	$ 9.99

Class B
Net assets	$ 210	$ 302	$ 117	$ 220	$ 217	n/a	$ 211
Shares outstanding (no par value),
unlimited shares authorized	9	22	11	15	10	n/a	21
Net asset value per share	$ 23.88	$ 13.93	$ 10.87	$ 14.93	$ 20.96	n/a	$ 9.97

(a) Including value of securities on loan	$ 48,479	$ 12,835	$ -	$ 6,066	$ 82,394	$ -	$ 51,660
(b) Investments - unaffiliated, at cost	273,321	359,368	78,939	79,562	283,745	-	379,590
(c) Investments - affiliated, at cost	6,005	18,010	1,660	6,674	12,074	829,312	51
(d) Foreign currency cost	-	4,772	-	-	-	-	1,705
(e) Proceeds from securities sold short	-	-	14,129	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2007

		JNL/Franklin		JNL/Goldman		JNL/Goldman
	JNL/Franklin	Templeton	JNL/Franklin	Sachs Core	JNL/Goldman	Sachs Short
	Templeton	Mutual	Templeton Small	Plus Bond	Sachs Mid Cap	Duration
Assets	Income Fund	Shares Fund	Cap Value Fund	Fund	Value Fund	Bond Fund

Investments - unaffiliated, at value (a) (b)	$ 618,195	$ 344,942	$ 132,017	$ 667,243	$ 177,991	$ 311,664
Investments - affiliated, at value (c)	102	109	8,954	79,841	10,621	1,066
Repurchase agreements	-	-	-	-	-	-
Cash	53	5	2	1,179	-	374
Foreign currency (d)	-	2,849	-	111	-	-
Receivables:
Investment securities sold	29	76	67	132	81	202
Fund shares sold	2,416	2,239	324	965	207	731
Deposits with brokers	-	-	-	4,472	-	1,205
Dividends and interest	6,018	426	146	4,173	357	1,929
Forward foreign currency contracts	-	346	-	1,230	-	-
Variation margin	-	-	-	593	-	327
Foreign taxes recoverable	-	10	-	-	-	-
Other assets	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	2,577	-	711
Swap premiums paid	-	-	-	2,413	-	201
Total assets	626,813	351,002	141,510	764,929	189,257	318,410

Liabilities
Cash overdraft	-	-	-	-	-	-
Payables:
Advisory fees	314	216	74	301	106	117
Administrative fees	45	29	9	51	15	27
12b-1 fee (Class A)	91	57	17	101	29	53
Investment securities purchased	4,213	2,388	6,510	68,741	7,326	765
Fund shares redeemed	811	475	123	1,033	112	343
Dividends	-	-	-	-	-	-
Dividends on securities sold short	-	3	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-
Trustee fees	1	1	1	4	1	2
Forward foreign currency contracts	-	1,680	-	1,209	-	-
Variation margin	-	-	-	621	-	173
Other expenses	3	1	1	3	1	2
Investment securities sold short, at value (e)+	-	1,392	-	-	-	-
Options written, at value (f)	-	15	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	4,071	-	811
Swap premiums received	-	-	-	3,311	-	875
Return of collateral for securities loaned	71,506	-	34,363	71,279	12,069	3,887
Total liabilities	76,984	6,257	41,098	150,725	19,659	7,055
Net assets	$ 549,829	$ 344,745	$ 100,412	$ 614,204	$ 169,598	$ 311,355

Net assets consist of:
Paid-in capital	$ 571,328	$ 353,467	$ 95,959	$ 579,268	$ 151,878	$ 296,591
Undistributed (excess of distributions over)
net investment income	467	1,202	1,084	23,854	1,830	13,385
Accumulated net realized gain (loss)	(4,494)	92	5,514	6,135	16,099	(42)
Net unrealized appreciation (depreciation) on
investments, and foreign currency	(17,472)	(10,016)	(2,145)	4,947	(209)	1,421
	$ 549,829	$ 344,745	$ 100,412	$ 614,204	$ 169,598	$ 311,355

Class A
Net assets	$ 549,659	$ 344,535	$ 100,289	$ 614,033	$ 169,388	$ 311,237
Shares outstanding (no par value),
unlimited shares authorized	52,195	34,399	8,811	51,127	13,210	29,665
Net asset value per share	$ 10.53	$ 10.02	$ 11.38	$ 12.01	$ 12.82	$ 10.49

Class B
Net assets	$ 170	$ 210	$ 123	$ 171	$ 210	$ 118
Shares outstanding (no par value),
unlimited shares authorized	17	21	11	14	16	11
Net asset value per share	$ 10.17	$ 10.03	$ 11.35	$ 12.13	$ 12.83	$ 10.53

(a) Including value of securities on loan	$ 67,882	$ -	$ 32,401	$ 69,678	$ 11,158	$ 3,833
(b) Investments - unaffiliated, at cost	635,667	353,707	134,162	663,521	178,200	311,371
(c) Investments - affiliated, at cost	102	109	8,954	79,841	10,621	1,066
(d) Foreign currency cost	-	2,827	-	111	-	-
(e) Proceeds from securities sold short	-	1,444	-	-	-	-
(f) Premiums from options written	-	27	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2007

			JNL/JPMorgan
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/Lazard
	International	Midcap	& Quality	Emerging	Mid Cap	Small Cap
Assets	Value Fund	Growth Fund	Bond Fund	Markets Fund	Value Fund	Value Fund

Investments - unaffiliated, at value (a) (b)	$ 847,230	$ 242,656	$ 353,567	$ 423,939	$ 306,603	$ 178,270
Investments - affiliated, at value (c)	14,641	-	2,874	17,041	10,136	3,461
Repurchase agreements	-	-	-	-	-	-
Cash	-	4,572	-	-	-	-
Foreign currency (d)	29	159	-	1,282	-	-
Receivables:
Investment securities sold	2,625	-	36	3,482	-	282
Fund shares sold	1,112	183	435	1,643	399	222
Deposits with brokers	-	-	-	-	-	-
Dividends and interest	1,357	52	1,556	701	292	156
Forward foreign currency contracts	1,899	-	-	-	-	-
Variation margin	-	-	-	-	-	-
Foreign taxes recoverable	100	3	-	26	-	-
Other assets	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-
Total assets	868,993	247,625	358,468	448,114	317,430	182,391

Liabilities
Cash overdraft	-	-	-	-	-	-
Payables:
Advisory fees	394	113	109	312	151	86
Administrative fees	92	16	23	52	21	12
12b-1 fee (Class A)	122	33	45	69	42	23
Investment securities purchased	62	-	-	2,833	60	586
Fund shares redeemed	1,401	159	2,548	765	412	160
Dividends	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-
Trustee fees	4	3	2	1	3	2
Forward foreign currency contracts	2,401	-	-	-	-	-
Variation margin	-	-	-	-	-	-
Other expenses	4	1	2	2	2	1
Investment securities sold short, at value (e)+	-	-	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-
Return of collateral for securities loaned	136,969	62,838	89,939	31,867	69,627	48,197
Total liabilities	141,449	63,163	92,668	35,901	70,318	49,067
Net assets	$ 727,544	$ 184,462	$ 265,800	$ 412,213	$ 247,112	$ 133,324

Net assets consist of:
Paid-in capital	$ 591,171	$ 445,916	$ 251,180	$ 346,793	$ 272,157	$ 139,060
Undistributed (excess of distributions over)
net investment income	11,198	-	11,674	2,197	512	31
Accumulated net realized gain (loss)	79,912	(264,928)	(1,673)	34,671	(361)	(280)
Net unrealized appreciation (depreciation) on
investments, and foreign currency	45,263	3,474	4,619	28,552	(25,196)	(5,487)
	$ 727,544	$ 184,462	$ 265,800	$ 412,213	$ 247,112	$ 133,324

Class A
Net assets	$ 727,077	$ 184,228	$ 265,662	$ 411,866	$ 243,429	$ 133,109
Shares outstanding (no par value),
unlimited shares authorized	50,655	9,180	22,624	28,469	21,224	12,913
Net asset value per share	$ 14.35	$ 20.07	$ 11.74	$ 14.47	$ 11.47	$ 10.31

Class B
Net assets	$ 467	$ 234	$ 138	$ 347	$ 3,683	$ 215
Shares outstanding (no par value),
unlimited shares authorized	32	12	11	24	317	21
Net asset value per share	$ 14.57	$ 20.22	$ 12.16	$ 14.49	$ 11.62	$ 10.40

(a) Including value of securities on loan	$ 129,651	$ 59,934	$ 88,399	$ 30,558	$ 66,822	$ 45,773
(b) Investments - unaffiliated, at cost	801,454	239,181	348,948	395,367	331,799	183,757
(c) Investments - affiliated, at cost	14,641	-	2,874	17,041	10,136	3,461
(d) Foreign currency cost	24	160	-	1,281	-	-
(e) Proceeds from securities sold short	-	-	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2007

			JNL/Mellon
		JNL/Mellon	Capital		JNL/Mellon	JNL/Mellon
	JNL/Mellon	Capital	Management	JNL/Mellon	Capital	Capital
	Capital	Management	Enhanced	Capital	Management	Management
	Management	Bond Index	S&P 500 Stock	Management	International	S&P 400 MidCap
Assets	10 X 10 Fund	Fund	Index Fund	Index 5 Fund	Index Fund	Index Fund

Investments - unaffiliated, at value (a) (b)	$ -	$ 352,803	$ 87,421	$ -	$ 635,899	$ 456,481
Investments - affiliated, at value (c)	57,685	110,542	9,470	29,923	137,166	186,814
Repurchase agreements	-	-	-	-	-	-
Cash	-	-	-	-	-	-
Foreign currency (d)	-	-	-	-	1,307	-
Receivables:
Investment securities sold	427	8,938	-	235	75	3,287
Fund shares sold	466	1,158	199	465	948	667
Deposits with brokers	-	-	-	-	-	-
Dividends and interest	-	3,442	138	-	656	342
Forward foreign currency contracts	-	-	-	-	229	-
Variation margin	-	-	2	-	-	-
Foreign taxes recoverable	-	-	-	-	95	-
Other assets	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-
Total assets	58,578	476,883	97,230	30,623	776,375	647,591

Liabilities
Cash overdraft	-	-	-	-	-	-
Payables:
Advisory fees	-	88	37	-	160	116
Administrative fees	2	30	8	1	83	40
12b-1 fee (Class A)	-	59	15	-	109	79
Investment securities purchased	840	11,025	-	670	275	4,325
Fund shares redeemed	53	1,371	125	30	1,250	596
Dividends	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-
Trustee fees	-	2	1	-	5	4
Forward foreign currency contracts	-	-	-	-	150	-
Variation margin	-	-	17	-	46	49
Other expenses	-	2	3	-	4	14
Forward sales commitments, at value (e)$	-	7,189	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-
Return of collateral for securities loaned	-	106,528	7,391	-	118,261	174,257
Total liabilities	895	126,294	7,597	701	120,343	179,480
Net assets	$ 57,683	$ 350,589	$ 89,633	$ 29,922	$ 656,032	$ 468,111

Net assets consist of:
Paid-in capital	$ 60,446	$ 337,939	$ 75,533	$ 30,174	$ 501,794	$ 412,436
Undistributed (excess of distributions over)
net investment income	1,084	9,499	994	619	(67)	4,237
Accumulated net realized gain (loss)	(251)	(1,093)	6,734	691	2,218	8,715
Net unrealized appreciation (depreciation) on
investments, and foreign currency	(3,596)	4,244	6,372	(1,562)	152,087	42,723
	$ 57,683	$ 350,589	$ 89,633	$ 29,922	$ 656,032	$ 468,111

Class A
Net assets	$ 57,683	$ 349,683	$ 89,477	$ 29,922	$ 645,505	$ 464,641
Shares outstanding (no par value),
unlimited shares authorized	5,816	31,325	10,230	2,992	36,781	31,433
Net asset value per share	$ 9.92	$ 11.16	$ 8.75	$ 10.00	$ 17.55	$ 14.78

Class B
Net assets	n/a	$ 906	$ 156	n/a	$ 10,527	$ 3,470
Shares outstanding (no par value),
unlimited shares authorized	n/a	79	18	n/a	584	232
Net asset value per share	n/a	$ 11.44	$ 8.71	n/a	$ 18.04	$ 14.95

(a) Including value of securities on loan	$ 76,251	$ 131,487	$ 64,160	$ -	$ -	$ -
(b) Investments - unaffiliated, at cost	533,959	341,648	363,909	11,830	4,912	862,932
(c) Investments - affiliated, at cost	93,053	142,702	7,232	243	89	2,936
(d) Foreign currency cost	-	-	1,478	-	-	2,582
(e) Proceeds from forward sales commitments	-	-	-	-	-	183,646
(f) Premiums from options written	-	-	-	-	-	1,284

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2007

	JNL/Mellon	JNL/Mellon
	Capital	Capital	JNL/
	Management	Management	Oppenheimer	JNL/PAM	JNL/PAM	JNL/PIMCO
	S&P 500 Index	Small Cap	Global	Asia ex-Japan	China-India	Real Return
Assets	Fund	Index Fund	Growth Fund	Fund	Fund	Fund

Investments - unaffiliated, at value (a) (b)	$ 651,754	$ 359,511	$ 432,376	$ 11,609	$ 4,903	$ 861,465
Investments - affiliated, at value (c)	93,924	142,702	7,232	243	89	2,936
Repurchase agreements	-	-	-	-	-	-
Cash	-	34	75	-	-	-
Foreign currency (d)	-	-	1,479	-	-	2,590
Receivables:
Investment securities sold	162	138	-	-	-	283,409
Fund shares sold	1,196	1,526	814	11	-	1,096
Deposits with brokers	-	-	-	-	-	-
Dividends and interest	999	525	393	5	1	1,305
Forward foreign currency contracts	-	-	-	-	-	1,140
Variation margin	-	-	-	-	-	528
Foreign taxes recoverable	-	-	5	-	-	-
Other assets	-	-	-	-	-	1,643
Unrealized appreciation on swap agreements	-	-	-	-	-	1,251
Swap premiums paid	-	-	-	-	-	1,388
Total assets	748,035	504,436	442,374	11,868	4,993	1,158,751

Liabilities
Cash overdraft	-	-	-	-	-	-
Payables:
Advisory fees	158	90	214	8	3	165
Administrative fees	57	31	47	2	1	33
12b-1 fee (Class A)	112	62	63	1	1	66
Investment securities purchased	236	728	-	-	-	575,661
Fund shares redeemed	901	458	514	12	-	523
Dividends	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	661
Interest expense and brokerage charges	-	-	-	-	-	-
Trustee fees	6	3	3	-	-	1
Forward foreign currency contracts	-	-	-	-	-	162
Variation margin	71	9	-	-	-	503
Other expenses	22	14	2	-	-	1,915
Forward sales commitments, at value (e)$	-	-	-	-	-	177,087
Options written, at value (f)	-	-	-	-	-	1,605
Unrealized depreciation on swap agreements	-	-	-	-	-	2,141
Swap premiums received	-	-	-	-	-	709
Return of collateral for securities loaned	79,389	139,144	68,200	-	-	-
Total liabilities	80,952	140,539	69,043	23	5	761,232
Net assets	$ 667,083	$ 363,897	$ 373,331	$ 11,845	$ 4,988	$ 397,519

Net assets consist of:
Paid-in capital	$ 550,781	$ 337,856	$ 272,047	$ 12,079	$ 4,997	$ 363,356
Undistributed (excess of distributions over)
net investment income	671	4,475	2,409	(13)	-	12,169
Accumulated net realized gain (loss)	(2,952)	3,672	30,410	-	-	16,536
Net unrealized appreciation (depreciation) on
investments, and foreign currency	118,583	17,894	68,465	(221)	(9)	5,458
	$ 667,083	$ 363,897	$ 373,331	$ 11,845	$ 4,988	$ 397,519

Class A
Net assets	$ 656,286	$ 361,126	$ 372,934	$ 11,747	$ 4,888	$ 397,393
Shares outstanding (no par value),
unlimited shares authorized	53,088	26,686	24,918	1,199	490	35,841
Net asset value per share	$ 12.36	$ 13.53	$ 14.97	$ 9.80	$ 9.98	$ 11.09

Class B
Net assets	$ 10,797	$ 2,771	$ 397	$ 98	$ 100	$ 126
Shares outstanding (no par value),
unlimited shares authorized	859	203	26	10	10	11
Net asset value per share	$ 12.57	$ 13.66	$ 15.11	$ 9.80	$ 9.98	$ 11.11

(a) Including value of securities on loan	$ 76,251	$ 131,487	$ 64,160	$ -	$ -	$ -
(b) Investments - unaffiliated, at cost	533,959	341,648	363,909	11,830	4,912	862,932
(c) Investments - affiliated, at cost	93,053	142,702	7,232	243	89	2,936
(d) Foreign currency cost	-	-	1,478	-	-	2,582
(e) Proceeds from forward sales commitments	-	-	-	-	-	183,646
(f) Premiums from options written	-	-	-	-	-	1,284

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2007

			JNL/PPM
	JNL/PIMCO	JNL/PPM	America	JNL/PPM	JNL/S&P	JNL/S&P
	Total Return	America Core	High Yield	America Value	Competitive	Dividend Income
Assets	Bond Fund	Equity Fund	Bond Fund	Equity Fund	Advantage Fund	& Growth Fund

Investments - unaffiliated, at value (a) (b)	$1,379,335	$ 129,849	$ 335,734	$ 265,280	$ 12,249	$ 6,935
Investments - affiliated, at value (c)	14,282	670	19,435	1,448	2,399	1,599
Repurchase agreements	-	-	-	-	-	-
Cash	197	-	118	-	860	1,401
Foreign currency (d)	4,616	1	-	-	-	-
Receivables:
Investment securities sold	131,971	-	-	-		-
Fund shares sold	3,741	197	215	338	3,084	348
Deposits with brokers	-	-	-	-	-	-
Dividends and interest	6,368	170	6,132	272	10	5
Forward foreign currency contracts	7,041	-	-	-	-	-
Variation margin	1,053	-	-	-	-	-
Foreign taxes recoverable	-	-	-	-	-	-
Other assets	-	-	-	-	-	-
Unrealized appreciation on swap agreements	2,126	-	-	-	-	-
Swap premiums paid	1,734	-	-	-	-	-
Total assets	1,552,464	130,887	361,634	267,338	18,602	10,288

Liabilities
Cash overdraft	-	-	-	-	-	-
Payables:
Advisory fees	435	69	125	102	2	1
Administrative fees	87	11	27	19	1	-
12b-1 fee (Class A)	173	21	52	37	1	-
Investment securities purchased	457,404	-	-	1,023	3,193	2,980
Fund shares redeemed	1,784	185	305	396	12	6
Dividends	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-
Trustee fees	7	1	3	2	-	-
Forward foreign currency contracts	288	-	-	-	-	-
Variation margin	125	-	-	-	-	-
Other expenses	6	1	2	1	-	-
Forward sales commitments, at value (e)$	33,876	-	-	-	-	-
Options written, at value (f)	8,635	-	-	-	-	-
Unrealized depreciation on swap agreements	2,565	-	-	-	-	-
Swap premiums received	1,123	-	-	-	-	-
Return of collateral for securities loaned	-	497	53,839	45,972	-	-
Total liabilities	506,508	785	54,353	47,552	3,209	2,987
Net assets	$1,045,956	$ 130,102	$ 307,281	$ 219,786	$ 15,393	$ 7,301

Net assets consist of:
Paid-in capital	$1,015,775	$ 210,900	$ 374,207	$ 222,148	$ 15,552	$ 7,391
Undistributed (excess of distributions over)
net investment income	4,220	263	3,149	3,355	1	-
Accumulated net realized gain (loss)	(3,240)	(79,450)	(49,906)	15,259	-	-
Net unrealized appreciation (depreciation) on
investments, and foreign currency	29,201	(1,611)	(20,169)	(20,976)	(160)	(90)
	$1,045,956	$ 130,102	$ 307,281	$ 219,786	$ 15,393	$ 7,301

Class A
Net assets	$1,037,811	$ 129,957	$ 303,282	$ 219,654	$ 15,294	$ 7,203
Shares outstanding (no par value),
unlimited shares authorized	86,166	6,187	40,792	11,467	1,542	737
Net asset value per share	$ 12.04	$ 21.00	$ 7.43	$ 19.15	$ 9.92	$ 9.77

Class B
Net assets	$ 8,145	$ 145	$ 3,999	$ 132	$ 99	$ 98
Shares outstanding (no par value),
unlimited shares authorized	645	7	499	7	10	10
Net asset value per share	$ 12.64	$ 21.12	$ 8.02	$ 19.30	$ 9.92	$ 9.75

(a) Including value of securities on loan	$ -	$ 484	$ 51,453	$ 44,312	$ -	$ -
(b) Investments - unaffiliated, at cost	1,370,415	131,460	355,903	286,256	12,409	7,025
(c) Investments - affiliated, at cost	14,282	670	19,435	1,448	2,399	1,599
(d) Foreign currency cost	4,623	1	-	-	-	-
(e) Proceeds from forward sales commitments	33,101	-	-	-	-	-
(f) Premiums from options written	2,439	-	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2007

					JNL/S&P	JNL/S&P
	JNL/S&P	JNL/S&P		JNL/S&P	Disciplined	Disciplined
	Intrinsic	Total	JNL/S&P 4	Disciplined	Moderate	Moderate
Assets	Value Fund	Yield Fund	Fund	Growth Fund	Fund	Growth Fund

Investments - unaffiliated, at value (a) (b)	$ 9,930	$ 9,520	$ -	$ -	$ -	$ -
Investments - affiliated, at value (c)	2,279	2,162	22,194	16,528	34,593	40,465
Repurchase agreements	-	-	-	-	-	-
Cash	1,035	1,161	-	-	-	-
Foreign currency (d)	-	-	-	-	-	-
Receivables:
Investment securities sold	-	-	-	-	-	-
Fund shares sold	8,392	363	1,046	21	177	661
Deposits with brokers	-	-	-	-	-	-
Dividends and interest	11	7	-	-	-	-
Forward foreign currency contracts	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-
Foreign taxes recoverable	-	-	-	-	-	-
Other assets	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-
Total assets	21,647	13,213	23,240	16,549	34,770	41,126

Liabilities
Cash overdraft	-	-	-	-	-	-
Payables:
Advisory fees	2	2	-	2	4	4
Administrative fees	-	-	-	1	1	2
12b-1 fee (Class A)	1	1	-	-	-	-
Investment securities purchased	3,270	3,294	1,024	2	140	526
Fund shares redeemed	14	9	22	19	37	135
Dividends	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-
Trustee fees	-	-	-	-	-	-
Forward foreign currency contracts	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-
Investment securities sold short, at value (e)+	-	-	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-
Return of collateral for securities loaned	-	-	-	-	-	-
Total liabilities	3,287	3,306	1,046	24	182	667
Net assets	$ 18,360	$ 9,907	$ 22,194	$ 16,525	$ 34,588	$ 40,459

Net assets consist of:
Paid-in capital	$ 18,504	$ 9,981	$ 22,420	$ 16,463	$ 34,101	$ 40,224
Undistributed (excess of distributions over)
net investment income	1	1	12	363	633	803
Accumulated net realized gain (loss)	-	-	-	198	268	450
Net unrealized appreciation (depreciation) on
investments, and foreign currency	(145)	(75)	(238)	(499)	(414)	(1,018)
	$ 18,360	$ 9,907	$ 22,194	$ 16,525	$ 34,588	$ 40,459

Class A
Net assets	$ 18,261	$ 9,806	$ 22,194	$ 16,525	$ 34,588	$ 40,459
Shares outstanding (no par value),
unlimited shares authorized	1,842	974	2,236	1,551	3,231	3,793
Net asset value per share	$ 9.91	$ 10.07	$ 9.93	$ 10.65	$ 10.70	$ 10.67

Class B
Net assets	$ 99	$ 101	n/a	n/a	n/a	n/a
Shares outstanding (no par value),
unlimited shares authorized	10	10	n/a	n/a	n/a	n/a
Net asset value per share	$ 9.91	$ 10.07	n/a	n/a	n/a	n/a

(a) Including value of securities on loan	$ -	$ -	$ -	$ -	$ -	$ -
(b) Investments - unaffiliated, at cost	10,075	9,595	-	-	-	-
(c) Investments - affiliated, at cost	2,279	2,162	22,432	17,027	35,007	41,483
(d) Foreign currency cost	-	-	-	-	-	-
(e) Proceeds from securities sold short	-	-	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2007

	JNL/S&P	JNL/S&P		JNL/S&P	JNL/S&P	JNL/S&P
	Managed	Managed	JNL/S&P	Managed	Managed	Growth
	Aggressive	Conservative	Managed	Moderate	Moderate	Retirement
Assets	Growth Fund	Fund	Growth Fund	Fund	Growth Fund	Strategy Fund

Investments - unaffiliated, at value (a) (b)	$ -	$ -	$ -	$ -	$ -	$ 3,852
Investments - affiliated, at value (c)	702,394	264,798	1,388,267	521,553	1,403,473	1,440
Repurchase agreements	-	-	-	-	-	-
Cash	-	-	-	-	-	5
Foreign currency (d)	-	-	-	-	-	-
Receivables:
Investment securities sold	56	-	-	-	-	-
Fund shares sold	536	1,002	1,685	1,316	2,850	-
Deposits with brokers	-	-	-	-	-	-
Dividends and interest	-	-	-	-	-	31
Forward foreign currency contracts	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-
Foreign taxes recoverable	-	-	-	-	-	-
Other assets	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-
Total assets	702,986	265,800	1,389,952	522,869	1,406,323	5,328

Liabilities
Cash overdraft	-	-	-	-	-	-
Payables:
Advisory fees	69	29	115	56	116	1
Administrative fees	30	11	59	21	59	-
12b-1 fee (Class A)	-	-	-	-	-	1
Investment securities purchased	-	762	235	840	650	28
Fund shares redeemed	591	240	1,450	476	2,200	1
Dividends	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-
Trustee fees	7	1	13	3	11	-
Forward foreign currency contracts	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-
Other expenses	4	2	8	3	8	-
Investment securities sold short, at value (e)+	-	-	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-
Return of collateral for securities loaned	-	-	-	-	-	1,440
Total liabilities	701	1,045	1,880	1,399	3,044	1,471
Net assets	$ 702,285	$ 264,755	$ 1,388,072	$ 521,470	$ 1,403,279	$ 3,857

Net assets consist of:
Paid-in capital	$ 610,663	$ 255,711	$ 1,182,130	$ 492,392	$ 1,259,017	$ 3,730
Undistributed (excess of distributions over)
net investment income	2,178	2,710	4,732	3,787	1,080	2
Accumulated net realized gain (loss)	(3,843)	4,107	58,994	11,255	44,811	-
Net unrealized appreciation (depreciation) on
investments, and foreign currency	93,287	2,227	142,216	14,036	98,371	125
	$ 702,285	$ 264,755	$ 1,388,072	$ 521,470	$ 1,403,279	$ 3,857

Class A
Net assets	$ 702,285	$ 264,755	$ 1,388,072	$ 521,470	$ 1,403,279	$ 3,857
Shares outstanding (no par value),
unlimited shares authorized	47,178	23,075	100,281	42,699	106,272	366
Net asset value per share	$ 14.89	$ 11.47	$ 13.84	$ 12.21	$ 13.20	$ 10.54

Class B
Net assets	n/a	n/a	n/a	n/a	n/a	n/a
Shares outstanding (no par value),
unlimited shares authorized	n/a	n/a	n/a	n/a	n/a	n/a
Net asset value per share	n/a	n/a	n/a	n/a	n/a	n/a

(a) Including value of securities on loan	$ -	$ -	$ -	$ -	$ -	$ 1,396
(b) Investments - unaffiliated, at cost	-	-	-	-	-	3,727
(c) Investments - affiliated, at cost	609,107	262,571	1,246,051	507,517	1,305,102	1,440
(d) Foreign currency cost	-	-	-	-	-	-
(e) Proceeds from securities sold short	-	-	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2007

	JNL/S&P
	Moderate	JNL/S&P
	Growth	Moderate	JNL/S&P	JNL/S&P	JNL/S&P	JNL/S&P
	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
Assets	Strategy Fund	Strategy Fund	2015 Fund	2020 Fund	2025 Fund	Income Fund

Investments - unaffiliated, at value (a) (b)	$ 3,322	$ 2,929	$ -	$ -	$ -	$ -
Investments - affiliated, at value (c)	946	772	17,397	9,566	5,511	32,873
Repurchase agreements	-	-	-	-	-	-
Cash	21	5	-	-	-	-
Foreign currency (d)	-	-	-	-	-	-
Receivables:
Investment securities sold	-	-	-	-	23	-
Fund shares sold	-	-	98	14	12	66
Deposits with brokers	-	-	-	-	-	-
Dividends and interest	23	19	-	-	-	-
Forward foreign currency contracts	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-
Foreign taxes recoverable	-	-	-	-	-	-
Other assets	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-
Total assets	4,312	3,725	17,495	9,580	5,546	32,939

Liabilities
Cash overdraft	-	-	-	-	-	-
Payables:
Advisory fees	1	1	2	1	1	4
Administrative fees	-	-	1	-	-	1
12b-1 fee (Class A)	1	1	-	-	-	-
Investment securities purchased	16	15	39	5	-	16
Fund shares redeemed	1	-	59	10	34	50
Dividends	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-
Trustee fees	-	-	-	-	-	-
Forward foreign currency contracts	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-
Investment securities sold short, at value (e)+	-	-	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-
Return of collateral for securities loaned	946	772	-	-	-	-
Total liabilities	965	789	101	16	35	71
Net assets	$ 3,347	$ 2,936	$ 17,394	$ 9,564	$ 5,511	$ 32,868

Net assets consist of:
Paid-in capital	$ 3,248	$ 2,887	$ 16,470	$ 9,113	$ 5,272	$ 31,360
Undistributed (excess of distributions over)
net investment income	1	2	315	147	84	756
Accumulated net realized gain (loss)	(11)	8	676	444	273	769
Net unrealized appreciation (depreciation) on
investments, and foreign currency	109	39	(67)	(140)	(118)	(17)
	$ 3,347	$ 2,936	$ 17,394	$ 9,564	$ 5,511	$ 32,868

Class A
Net assets	$ 3,347	$ 2,936	$ 17,394	$ 9,564	$ 5,511	$ 32,868
Shares outstanding (no par value),
unlimited shares authorized	321	287	1,459	791	450	2,889
Net asset value per share	$ 10.43	$ 10.22	$ 11.92	$ 12.10	$ 12.25	$ 11.38

Class B
Net assets	n/a	n/a	n/a	n/a	n/a	n/a
Shares outstanding (no par value),
unlimited shares authorized	n/a	n/a	n/a	n/a	n/a	n/a
Net asset value per share	n/a	n/a	n/a	n/a	n/a	n/a

(a) Including value of securities on loan	$ 917	$ 748	$ -	$ -	$ -	$ -
(b) Investments - unaffiliated, at cost	3,213	2,890	-	-	-	-
(c) Investments - affiliated, at cost	946	772	17,464	9,706	5,629	32,890
(d) Foreign currency cost	-	-	-	-	-	-
(e) Proceeds from securities sold short	-	-	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2007

				JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe
	JNL/Select	JNL/Select		Price	Price	Price
	Balanced	Money	JNL/Select	Established	Mid-Cap	Value
Assets	Fund	Market Fund	Value Fund	Growth Fund	Growth Fund	Fund

Investments - unaffiliated, at value (a) (b)	$ 568,926	$ 531,767	$ 585,074	$ 1,195,855	$ 954,434	$ 798,057
Investments - affiliated, at value (c)	24,309	-	20,932	33,405	43,377	21,632
Repurchase agreements	-	122,500	-	-	-	-
Cash	-	-	-	1	-	-
Foreign currency (d)	-	-	-	212	-	-
Receivables:
Investment securities sold	526	-	269	1,909	10	3,327
Fund shares sold	394	5,273	811	1,143	1,007	1,053
Deposits with brokers	-	-	-	-	-	-
Dividends and interest	1,798	2,076	1,023	975	507	1,049
Forward foreign currency contracts	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-
Foreign taxes recoverable	-	-	-	42	-	-
Other assets	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-
Total assets	595,953	661,616	608,109	1,233,542	999,335	825,118

Liabilities
Cash overdraft	-	1	-	-	-	-
Payables:
Advisory fees	210	149	244	531	435	391
Administrative fees	44	54	47	91	61	61
12b-1 fee (Class A)	89	108	91	177	118	121
Investment securities purchased	6,465	-	4,107	3,730	8,805	5,589
Fund shares redeemed	838	3,174	833	1,319	1,177	766
Dividends	-	2,302	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-
Trustee fees	5	3	4	11	7	6
Forward foreign currency contracts	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-
Other expenses	2	4	3	6	6	5
Investment securities sold short, at value (e)+	-	-	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-
Return of collateral for securities loaned	61,124	-	49,076	149,487	261,604	110,070
Total liabilities	68,777	5,795	54,405	155,352	272,213	117,009
Net assets	$ 527,176	$ 655,821	$ 553,704	$ 1,078,190	$ 727,122	$ 708,109

Net assets consist of:
Paid-in capital	$ 444,876	$ 655,821	$ 482,708	$ 920,713	$ 543,399	$ 582,134
Undistributed (excess of distributions over)
net investment income	12,871	(1)	236	678	(6)	11,208
Accumulated net realized gain (loss)	20,548	1	10,373	2,953	33,295	55,694
Net unrealized appreciation (depreciation) on
investments, and foreign currency	48,881	-	60,387	153,846	150,434	59,073
	$ 527,176	$ 655,821	$ 553,704	$ 1,078,190	$ 727,122	$ 708,109

Class A
Net assets	$ 526,511	$ 651,204	$ 538,410	$ 1,043,708	$ 697,484	$ 707,468
Shares outstanding (no par value),
unlimited shares authorized	29,989	651,204	27,848	46,411	22,963	48,295
Net asset value per share	$ 17.56	$ 1.00	$ 19.33	$ 22.49	$ 30.37	$ 14.65

Class B
Net assets	$ 665	$ 4,617	$ 15,294	$ 34,482	$ 29,638	$ 641
Shares outstanding (no par value),
unlimited shares authorized	37	4,617	781	1,520	965	43
Net asset value per share	$ 17.84	$ 1.00	$ 19.57	$ 22.69	$ 30.71	$ 14.95

(a) Including value of securities on loan	$ 58,909	$ -	$ 47,340	$ 143,643	$ 250,922	$ 105,524
(b) Investments - unaffiliated, at cost	520,045	654,267	524,687	1,042,013	804,001	738,984
(c) Investments - affiliated, at cost	24,309	-	20,932	33,405	43,377	21,632
(d) Foreign currency cost	-	-	-	212	-	-
(e) Proceeds from securities sold short	-	-	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2007

					JNL/Capital	JNL/Capital	JNL/Capital
	JNL/AIM	JNL/AIM	JNL/AIM	JNL/AIM	Guardian	Guardian	Guardian
	International	Large Cap	Real Estate	Small Cap	Global Balanced	Global Diversified	International Small
	Growth Fund	Growth Fund	Fund	Growth Fund	Fund	Research Fund	Cap Fund (b)
Investment income
Dividends (a)	$ 12,653	$ 4,858	$ 6,249	$ 274	$ 1,700	$ 1,352	$ 84
Foreign taxes withheld	(1,208)	(54)	(25)	-	(23)	(89)	(3)
Interest	50	3	4	-	2,788	1	-
Securities lending	431	52	121	65	136	60	-
Total investment income	11,926	4,859	6,349	339	4,601	1,324	81

Expenses
Advisory fees	2,733	2,879	1,958	558	1,183	995	50
Administrative fees	610	417	276	66	186	199	8
12b-1 fee (Class A)	781	834	551	131	355	266	11
Legal fees	5	6	4	1	3	2	-
Trustee fees	12	11	7	2	5	4	-
Dividends on securities sold short	-	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-	-
Other expenses	6	7	5	1	19	2	-
Total expenses	4,147	4,154	2,801	759	1,751	1,468	69
Net investment income (loss)	7,779	705	3,548	(420)	2,850	(144)	12

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-	-
Investments and swaps	79,703	21,271	26,794	6,337	22,030	42,366	(3)
Foreign currency related items	(1,323)	(35)	(90)	-	(390)	(70)	(49)
Futures contracts and options written	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Brokerage commissions recaptured	-	34	52	2	2	11	-
Net change in unrealized appreciation or
depreciation on:
Investments and swaps	(50,648)	42,780	(75,284)	329	(12,017)	(20,180)	(888)
Foreign currency related items	(130)	3	-	-	(13)	1	1
Futures contracts and options written	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Net realized and unrealized gain (loss)	27,602	64,053	(48,528)	6,668	9,612	22,128	(939)

Net increase (decrease) in net assets
from operations	$ 35,381	$ 64,758	$ (44,980)	$ 6,248	$ 12,462	$ 21,984	$ (927)

(a) Dividends from affiliated investments	$ 693	$ 441	$ 496	$ 104	$ 202	$ 195	$ 46
(b) Period from December 3, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2007

	JNL/Capital	JNL/Credit				JNL/Franklin	JNL/Franklin
	Guardian	Suisse Global	JNL/Credit	JNL/Eagle	JNL/Eagle	Templeton	Templeton
	U.S. Growth	Natural Resources	Suisse Long/	Core Equity	SmallCap	Founding	Global Growth
	Equity Fund	Fund (b)	Short Fund (b)	Fund	Equity Fund	Strategy Fund (b)	Fund (b)
Investment income
Dividends (a)	$ 1,621	$ 2,584	$ 1,044	$ 3,027	$ 823	$ 9,998	$ 3,109
Foreign taxes withheld	(37)	(170)	-	(19)	-	-	(262)
Interest	-	33	-	-	-	-	761
Securities lending	33	28	-	15	458	-	93
Total investment income	1,617	2,475	1,044	3,023	1,281	9,998	3,701

Expenses
Advisory fees	1,130	1,056	428	925	1,591	-	1,227
Administrative fees	162	228	76	146	219	201	246
12b-1 fee (Class A)	324	303	101	292	437	-	327
Legal fees	3	6	-	2	3	4	2
Trustee fees	5	3	1	4	6	7	3
Dividends on securities sold short	-	-	424	-	-	-	-
Short holdings borrowing fees	-	-	109	-	-	-	-
Other expenses	3	2	2	3	3	5	3
Total expenses	1,627	1,598	1,141	1,372	2,259	217	1,808
Net investment income (loss)	(10)	877	(97)	1,651	(978)	9,781	1,893

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	768	-
Investments and swaps	27,104	12,357	786	13,619	39,239	(330)	396
Foreign currency related items	16	(621)	-	-	-	-	(6)
Futures contracts and options written	-	-	-	-	-	-	-
Investment securities sold short	-	-	1,154	-	-	-	-
Brokerage commissions recaptured	11	-	-	31	53	-	-
Net change in unrealized appreciation or
depreciation on:
Investments and swaps	(14,735)	24,055	1,241	(13,245)	(17,153)	(28,877)	(9,817)
Foreign currency related items	-	(23)	-	-	-	-	20
Futures contracts and options written	-	-	-	-	-	-	-
Investment securities sold short	-	-	981	-	-	-	-
Net realized and unrealized gain (loss)	12,396	35,768	4,162	405	22,139	(28,439)	(9,407)

Net increase (decrease) in net assets
from operations	$ 12,386	$ 36,645	$ 4,065	$ 2,056	$ 21,161	$ (18,658)	$ (7,514)

(a) Dividends from affiliated investments	$ 169	$ 466	$ 47	$ 386	$ 356	$ 9,998	$ 2
(b) Period from January 16, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2007

		JNL/Franklin		JNL/Goldman		JNL/Goldman
	JNL/Franklin	Templeton	JNL/Franklin	Sachs Core	JNL/Goldman	Sachs Short
	Templeton	Mutual Shares	Templeton Small	Plus Bond	Sachs Mid Cap	Duration
	Income Fund	Fund (b)	Cap Value Fund	Fund	Value Fund	Bond Fund
Investment income
Dividends (a)	$ 4,916	$ 4,221	$ 2,430	$ 1,540	$ 4,081	$ 58
Foreign taxes withheld	(35)	(184)	(7)	-	-	-
Interest	15,672	1,061	-	28,332	-	16,299
Securities lending	345	-	218	354	53	45
Total investment income	20,898	5,098	2,641	30,226	4,134	16,402

Expenses
Advisory fees	2,314	1,428	1,146	3,188	1,468	1,348
Administrative fees	321	190	135	530	202	306
12b-1 fee (Class A)	643	380	269	1,060	405	611
Legal fees	4	18	2	7	3	4
Trustee fees	6	4	4	14	5	9
Dividends on securities sold short	-	3	-	-	-	-
Short holdings borrowing fees	-	10	-	-	-	-
Other expenses	7	2	2	11	4	6
Total expenses	3,295	2,035	1,558	4,810	2,087	2,284
Net investment income (loss)	17,603	3,063	1,083	25,416	2,047	14,118

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-
Investments and swaps	(3,713)	771	5,514	3,017	15,880	(1,063)
Foreign currency related items	2	(2,585)	-	(942)	-	-
Futures contracts and options written	-	(80)	-	4,570	-	2,656
Investment securities sold short	-	125	-	-	-	-
Brokerage commissions recaptured	3	-	-	-	30	-
Net change in unrealized appreciation or
depreciation on:
Investments and swaps	(20,732)	(8,765)	(16,061)	2,297	(16,094)	(2,420)
Foreign currency related items	144	(1,315)	-	1	-	-
Futures contracts and options written	-	12	-	2,861	-	1,281
Investment securities sold short	-	52	-	-	-	-
Net realized and unrealized gain (loss)	(24,296)	(11,785)	(10,547)	11,804	(184)	454

Net increase (decrease) in net assets
from operations	$ (6,693)	$ (8,722)	$ (9,464)	$ 37,220	$ 1,863	$ 14,572

(a) Dividends from affiliated investments	$ 18	$ 4	$ 466	$ 1,518	$ 310	$ 58
(b) Period from January 16, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2007

			JNL/JPMorgan
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/Lazard
	International	Midcap	& Quality	Emerging	Mid Cap	Small Cap
	Value Fund	Growth Fund	Bond Fund	Markets Fund	Value Fund	Value Fund
Investment income
Dividends (a)	$ 19,675	$ 1,642	$ 329	$ 6,373	$ 4,360	$ 1,862
Foreign taxes withheld	(2,246)	(27)	-	(467)	-	(1)
Interest	18	-	13,107	-	-	-
Securities lending	683	114	243	50	123	206
Total investment income	18,130	1,729	13,679	5,956	4,483	2,067

Expenses
Advisory fees	4,198	1,432	1,236	2,093	1,852	1,136
Administrative fees	964	205	258	335	258	152
12b-1 fee (Class A)	1,285	409	516	446	509	302
Legal fees	8	3	4	3	4	2
Trustee fees	16	6	7	5	7	4
Dividends on securities sold short	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-
Other expenses	11	3	4	2	4	3
Total expenses	6,482	2,058	2,025	2,884	2,634	1,599
Net investment income (loss)	11,648	(329)	11,654	3,072	1,849	468

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-
Investments and swaps	81,741	33,460	(607)	34,698	34,083	5,103
Foreign currency related items	(1,689)	(9)	(7)	(832)	-	-
Futures contracts and options written	679	-	(101)	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commissions recaptured	-	9	-	-	99	163
Net change in unrealized appreciation or
depreciation on:
Investments and swaps	(24,934)	(17,708)	5,359	19,988	(45,777)	(15,239)
Foreign currency related items	(569)	(1)	34	(19)	-	-
Futures contracts and options written	(222)	-	232	-	-	-
Investment securities sold short	-	-	-	-	-	-
Net realized and unrealized gain (loss)	55,006	15,751	4,910	53,835	(11,595)	(9,973)

Net increase (decrease) in net assets
from operations	$ 66,654	$ 15,422	$ 16,564	$ 56,907	$ (9,746)	$ (9,505)

(a) Dividends from affiliated investments	$ 683	$ 315	$ 321	$ 834	$ 678	$ 226

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2007
			JNL/Mellon
		JNL/Mellon	Capital		JNL/Mellon	JNL/Mellon
	JNL/Mellon	Capital	Management	JNL/Mellon	Capital	Capital
	Capital	Management	Enhanced	Capital	Management	Management
	Management	Bond Index	S&P 500 Stock	Management	International	S&P 400 MidCap
	10 X 10 Fund (b)	Fund	Index Fund	Index 5 Fund (b)	Index Fund	Index Fund
Investment income
Dividends (a)	$ 674	$ 343	$ 1,691	$ 495	$ 17,922	$ 7,320
Foreign taxes withheld	-	-	-	-	(1,794)	-
Interest	-	15,304	7	-	106	20
Securities lending	-	236	7	-	692	285
Total investment income	674	15,883	1,705	495	16,926	7,625

Expenses
Advisory fees	-	900	425	-	1,719	1,329
Administrative fees	11	300	89	5	881	458
12b-1 fee (Class A)	-	599	178	-	1,158	909
Legal fees	-	4	1	-	8	6
Trustee fees	1	8	2	-	15	12
Dividends on securities sold short	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-
Other expenses	-	5	9	-	11	52
Total expenses	12	1,816	704	5	3,792	2,766
Net investment income (loss)	662	14,067	1,001	490	13,134	4,859

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	1,173	-	-	905	-	-
Investments and swaps	(1,002)	586	6,652	(85)	10,214	35,361
Foreign currency related items	-	-	-	-	1,021	-
Futures contracts and options written	-	-	120	-	(22)	485
Investment securities sold short	-	-	-	-	-	-
Brokerage commissions recaptured	-	-	-	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments and swaps	(3,596)	5,342	(4,904)	(1,562)	29,615	(13,053)
Foreign currency related items	-	-	-	-	193	-
Futures contracts and options written	-	-	(31)	-	(178)	23
Investment securities sold short	-	-	-	-	-	-
Net realized and unrealized gain (loss)	(3,425)	5,928	1,837	(742)	40,843	22,816

Net increase (decrease) in net assets
from operations	$ (2,763)	$ 19,995	$ 2,838	$ (252)	$ 53,977	$ 27,675

(a) Dividends from affiliated investments	$ 674	$ 576	$ 142	$ 495	$ 1,296	$ 755
(b) Period from April 30, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2007

	JNL/Mellon	JNL/Mellon
	Capital	Capital	JNL/
	Management	Management	Oppenheimer	JNL/PAM	JNL/PAM	JNL/PIMCO
	S&P 500 Index	Small Cap	Global	Asia ex-Japan	China-India	Real Return
	Fund	Index Fund	Growth Fund	Fund (c)	Fund (c)	Fund (b)
Investment income
Dividends (a)	$ 12,855	$ 5,957	$ 6,369	$ 5	$ 1	$ 289
Foreign taxes withheld	-	(1)	(545)	-	-	-
Interest	35	18	1	-	-	14,641
Securities lending	82	733	351	-	-	-
Total investment income	12,972	6,707	6,176	5	1	14,930

Expenses
Advisory fees	1,769	1,073	2,310	8	3	1,467
Administrative fees	633	370	502	2	1	293
12b-1 fee (Class A)	1,243	734	669	1	1	587
Legal fees	9	5	5	-	-	3
Trustee fees	17	10	9	-	-	6
Dividends on securities sold short	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-
Other expenses	73	19	24	-	-	1
Total expenses	3,744	2,211	3,519	11	5	2,357
Net investment income (loss)	9,228	4,496	2,657	(6)	(4)	12,573

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-
Investments and swaps	5,976	19,511	31,974	-	-	20,170
Foreign currency related items	-	-	(2)	(13)	1	(152)
Futures contracts and options written	(871)	(42)	-	-	-	(3,886)
Investment securities sold short	-	-	-	-	-	-
Brokerage commissions recaptured	-	-	-	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments and swaps	13,803	(33,432)	(15,575)	(221)	(9)	4,203
Foreign currency related items	-	-	(9)	-	-	984
Futures contracts and options written	(62)	114	-	-	-	271
Investment securities sold short	-	-	-	-	-	-
Net realized and unrealized gain (loss)	18,846	(13,849)	16,388	(234)	(8)	21,590

Net increase (decrease) in net assets
from operations	$ 28,074	$ (9,353)	$ 19,045	$ (240)	$ (12)	$ 34,163

(a) Dividends from affiliated investments	$ 902	$ 1,160	$ 330	$ 5	$ 1	$ 85
(b) Period from January 16, 2007 (commencement of operations)
(c) Period from December 3, 2007 (commencement of operations)

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2007

			JNL/PPM
	JNL/PIMCO	JNL/PPM	America	JNL/PPM	JNL/S&P	JNL/S&P
	Total Return	America Core	High Yield	America Value	Competitive	Dividend Income
	Bond Fund	Equity Fund	Bond Fund	Equity Fund	Advantage Fund (b)	& Growth Fund (b)
Investment income
Dividends (a)	$ 2,047	$ 1,213	$ 707	$ 5,175	$ 11	$ 6
Foreign taxes withheld	-	-	-	-	-	-
Interest	46,009	34	30,662	2	-	-
Securities lending	1	28	675	34	-	-
Total investment income	48,057	1,275	32,044	5,211	11	6

Expenses
Advisory fees	4,493	696	1,753	1,195	2	1
Administrative fees	899	103	369	216	-	-
12b-1 fee (Class A)	1,782	207	728	432	1	1
Legal fees	12	1	5	3	-	-
Trustee fees	24	3	10	6	-	-
Dividends on securities sold short	-	1	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-
Other expenses	13	2	7	4	-	-
Total expenses	7,223	1,013	2,872	1,856	3	2
Net investment income (loss)	40,834	262	29,172	3,355	8	4

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-
Investments and swaps	6,873	12,992	(6,625)	17,505	-	-
Foreign currency related items	1,389	-	-	-	-	-
Futures contracts and options written	(7,343)	141	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commissions recaptured	-	27	-	14	-	-
Net change in unrealized appreciation or
depreciation on:
Investments and swaps	8,919	(19,658)	(27,820)	(32,470)	(160)	(90)
Foreign currency related items	7,095	-	-	-	-	-
Futures contracts and options written	18,216	-	-	-	-	-
Investment securities sold short	(28)	-	-	-	-	-
Net realized and unrealized gain (loss)	35,121	(6,498)	(34,445)	(14,951)	(160)	(90)

Net increase (decrease) in net assets
from operations	$ 75,955	$ (6,236)	$ (5,273)	$ (11,596)	$ (152)	$ (86)

(a) Dividends from affiliated investments	$ 504	$ 9	$ 670	$ 66	$ 5	$ 2
(b) Period from December 3, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2007

JNL/S&P
					JNL/S&P	Disciplined
	JNL/S&P	JNL/S&P		JNL/S&P	Disciplined	Moderate
	Intrinsic	Total	JNL/S&P 4	Disciplined	Moderate	Growth
	Value Fund (c)	Yield Fund (c)	Fund (c)	Growth Fund (b)	Fund (b)	Fund (b)
Investment income
Dividends (a)	$ 12	$ 7	$ 12	$ 225	$ 551	$ 572
Foreign taxes withheld	-	-	-	-	-	-
Interest	-	-	-	-	-	-
Securities lending	-	-	-	-	-	-
Total investment income	12	7	12	225	551	572

Expenses
Advisory fees	2	1	-	8	15	21
Administrative fees	-	-	-	3	6	8
12b-1 fee (Class A)	1	1	-	-	-	-
Legal fees	-	-	-	-	-	-
Trustee fees	-	-	-	-	-	-
Dividends on securities sold short		-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-
Total expenses	3	2	-	11	21	29
Net investment income (loss)	9	5	12	214	530	543

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	303	315	570
Investments and swaps	-	-	-	44	56	140
Foreign currency related items	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commissions recaptured	-	-	-	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments and swaps	(145)	(75)	(238)	(499)	(414)	(1,018)
Foreign currency related items	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Net realized and unrealized gain (loss)	(145)	(75)	(238)	(152)	(43)	(308)

Net increase (decrease) in net assets
from operations	$ (136)	$ (70)	$ (226)	$ 62	$ 487	$ 235

(a) Dividends from affiliated investments	$ 3	$ 3	$ 12	$ 225	$ 551	$ 572
(b) Period from January 16, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2007

						JNL/S&P
	JNL/S&P	JNL/S&P		JNL/S&P	JNL/S&P	Growth
	Managed	Managed	JNL/S&P	Managed	Managed	Retirement
	Aggressive	Conservative	Managed	Moderate	Moderate	Strategy
	Growth Fund	Fund	Growth Fund	Fund	Growth Fund	Fund (b)
Investment income
Dividends (a)	$ 5,115	$ 6,152	$ 13,426	$ 10,187	$ 19,327	$ 82
Foreign taxes withheld	-	-	-	-	-	-
Interest	-	-	-	-	-	-
Securities lending	-	-	-	-	-	6
Total investment income	5,115	6,152	13,426	10,187	19,327	88

Expenses
Advisory fees	808	257	1,305	540	1,280	9
Administrative fees	349	99	659	208	644	3
12b-1 fee (Class A)	-	-	-	-	-	6
Legal fees	10	2	19	6	18	-
Trustee fees	19	5	36	10	34	-
Dividends on securities sold short	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-
Other expenses	13	3	24	7	22	-
Total expenses	1,199	366	2,043	771	1,998	18
Net investment income (loss)	3,916	5,786	11,383	9,416	17,329	70

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	29,155	2,890	54,665	10,469	39,212	1
Investments and swaps	66,421	6,134	98,697	11,830	80,364	15
Foreign currency related items	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commissions recaptured	-	-	-	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments and swaps	(39,313)	(2,219)	(58,738)	(2,219)	(32,955)	125
Foreign currency related items	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Net realized and unrealized gain (loss)	56,263	6,805	94,624	20,080	86,621	141

Net increase (decrease) in net assets
from operations	$ 60,179	$ 12,591	$ 106,007	$ 29,496	$ 103,950	$ 211

(a) Dividends from affiliated investments	$ 5,115	$ 6,152	$ 13,426	$ 10,187	$ 19,327	$ 7
(b) Period from January 16, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2007

	JNL/S&P	JNL/S&P
	Moderate	Moderate
	Growth	Retirement	JNL/S&P	JNL/S&P	JNL/S&P	JNL/S&P
	Retirement	Strategy	Retirement	Retirement	Retirement	Retirement
	Strategy Fund (b)	Fund (b)	2015 Fund	2020 Fund	2025 Fund	Income Fund
Investment income
Dividends (a)	$ 92	$ 104	$ 219	$ 95	$ 48	$ 642
Foreign taxes withheld	-	-	-	-	-	-
Interest	-	-	-	-	-	-
Securities lending	5	4	-	-	-	-
Total investment income	97	108	219	95	48	642

Expenses
Advisory fees	8	8	14	8	4	26
Administrative fees	3	2	6	3	1	10
12b-1 fee (Class A)	6	5	-	-	-	-
Legal fees	-	-	-	-	-	-
Trustee fees	-	-	-	-	-	1
Dividends on securities sold short	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-
Total expenses	17	15	20	11	5	37
Net investment income (loss)	80	93	199	84	43	605

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	1	-	480	293	189	586
Investments and swaps	(9)	13	315	215	126	337
Foreign currency related items	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commissions recaptured	-	-	-	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments and swaps	109	39	(288)	(236)	(151)	(223)
Foreign currency related items	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Net realized and unrealized gain (loss)	101	52	507	272	164	700

Net increase (decrease) in net assets
from operations	$ 181	$ 145	$ 706	$ 356	$ 207	$ 1,305

(a) Dividends from affiliated investments	$ 6	$ 4	$ 219	$ 95	$ 48	$ 642
(b) Period from January 16, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2007

				JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe
	JNL/Select	JNL/Select		Price	Price	Price
	Balanced	Money	JNL/Select	Established	Mid-Cap	Value
	Fund	Market Fund	Value Fund	Growth Fund	Growth Fund	Fund
Investment income
Dividends (a)	$ 8,563	$ 3	$ 11,452	$ 12,462	$ 6,190	$ 17,586
Foreign taxes withheld	(108)	-	(48)	(326)	(29)	(244)
Interest	7,734	23,855	-	1	-	149
Securities lending	188	2	40	306	467	421
Total investment income	16,377	23,860	11,444	12,443	6,628	17,912

Expenses
Advisory fees	2,303	1,270	2,708	5,589	4,812	4,553
Administrative fees	481	458	514	971	677	705
12b-1 fee (Class A)	962	908	997	1,874	1,297	1,408
Legal fees	7	6	7	14	10	10
Trustee fees	13	10	14	29	19	19
Dividends on securities sold short	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-
Other expenses	8	7	9	23	10	10
Total expenses	3,774	2,659	4,249	8,500	6,825	6,705
Net investment income (loss)	12,603	21,201	7,195	3,943	(197)	11,207

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-
Investments and swaps	21,481	-	32,176	63,440	108,142	59,137
Foreign currency related items	-	-	-	(277)	(1)	1
Futures contracts and options written	46	-	-	-	-	100
Investment securities sold short	-	-	-	-	-	-
Brokerage commissions recaptured	6	-	16	38	13	10
Net change in unrealized appreciation or
depreciation on:
Investments and swaps	(433)	-	(3,315)	15,672	(5,397)	(68,669)
Foreign currency related items	-	-	-	6	1	1
Futures contracts and options written	(63)	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Net realized and unrealized gain (loss)	21,037	-	28,877	78,879	102,758	(9,420)

Net increase (decrease) in net assets
from operations	$ 33,640	$ 21,201	$ 36,072	$ 82,822	$ 102,561	$ 1,787

(a) Dividends from affiliated investments	$ 1,337	$ -	$ 557	$ 1,305	$ 1,480	$ 839

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statement of Cash Flows (in thousands)
For the Period Ended December 31, 2007

JNL/Credit
Suisse Long/
Short Fund (a)
Cash Flows from Operating Activities
Net increase in net assets from operations	$ 4,065
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(152,636)
Proceeds from sales and maturities	74,483
Net purchases of short-term investments	(1,660)
Proceeds from securities sold short	42,172
Purchases to cover securities sold short	(26,889)
Increase in investment securities purchased payable	74
Increase in dividends and interest receivable	(113)
Increase in accrued expenses	70
Increase in dividends on securities sold short and interest payable	18
Change in unrealized appreciation on investments	(2,222)
Realized gain on investments	(1,940)

Net cash flow used in operating activities	(64,578)

Cash Flows from Financing Activities
Net proceeds from capital share transactions	64,578

Net cash flow provided by financing activities	64,578

Net increase in cash	-
Cash at beginning of year	-

Cash at end of year	$ -

(a) Period from January 16, 2007 (commencement of operations)

Supplemental disclosure of cash flow information:
Interest payments during the period were $100.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007

					JNL/Capital	JNL/Capital	JNL/Capital
	JNL/AIM	JNL/AIM	JNL/AIM	JNL/AIM	Guardian	Guardian	Guardian
	International	Large Cap	Real Estate	Small Cap	Global Balanced	Global Diversified	International Small
Operations	Growth Fund	Growth Fund	Fund	Growth Fund	Fund	Research Fund	Cap Fund (a)
Net investment income (loss)	$ 7,779	$ 705	$ 3,548	$ (420)	$ 2,850	$ (144)	$ 12
Net realized gain (loss)	78,380	21,270	26,756	6,339	21,642	42,307	(52)
Net change in unrealized appreciation or
Net change in unrealized appreciation (depreciation)	(50,778)	42,783	(75,284)	329	(12,030)	(20,179)	(887)
Net increase (decrease) in net assets
from operations	35,381	64,758	(44,980)	6,248	12,462	21,984	(927)

Distributions to shareholders
From net investment income
Class A	(6,328)	(488)	(2,312)	-	(2,218)	(1,245)	-
Class B	(289)	(1)	(4)	-	(3)	(1)	-
From net realized gains
Class A	-	(21,783)	(11,151)	(4,891)	(11,552)	-	-
Class B	-	(18)	(22)	(7)	(16)	-	-
Total distributions to shareholders	(6,617)	(22,290)	(13,489)	(4,898)	(13,789)	(1,246)	-

Share transactions¹
Proceeds from the sale of shares
Class A	303,818	247,803	215,503	40,288	80,584	138,656	75,300
Class B	4,281	220	381	36	258	51	109
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	6,328	22,271	13,463	4,891	13,770	1,245	-
Class B	289	19	26	7	19	1	-
Cost of shares redeemed
Class A	(122,226)	(184,091)	(240,702)	(25,817)	(57,941)	(88,334)	(1,311)
Class B	(4,394)	(198)	(318)	(173)	(157)	(175)	-
Net increase (decrease) in net assets from
share transactions	188,096	86,024	(11,647)	19,232	36,533	51,444	74,098

Net increase (decrease) in net assets	216,860	128,492	(70,116)	20,582	35,206	72,182	73,171

Net assets beginning of period	274,429	397,047	254,935	53,480	162,909	160,411	-

Net assets end of period	$ 491,289	$ 525,539	$ 184,819	$ 74,062	$ 198,115	$ 232,593	$ 73,171

Undistributed (excess of distributions over)
net investment income	$ 90	$ 670	$ 4,001	$ -	$ 2,427	$ (30)	$ (37)

¹Share transactions
Shares sold
Class A	19,839	17,129	13,457	2,573	6,311	5,204	7,538
Class B	274	16	24	3	20	2	11
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	416	1,521	1,091	335	1,179	48	-
Class B	19	1	2	-	2	-	-
Shares redeemed
Class A	(7,904)	(12,894)	(15,839)	(1,649)	(4,588)	(3,741)	(134)
Class B	(279)	(13)	(21)	(11)	(12)	(6)	-
Net increase (decrease)
Class A	12,351	5,756	(1,291)	1,259	2,902	1,511	7,404

Class B	14	4	5	(8)	10	(4)	11

(a) Period from December 3, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007

	JNL/Capital	JNL/Credit				JNL/Franklin	JNL/Franklin
	Guardian	Suisse Global	JNL/Credit	JNL/Eagle	JNL/Eagle	Templeton	Templeton
	U.S. Growth	Natural Resources	Suisse Long/	Core Equity	SmallCap	Founding	Global Growth
Operations	Equity Fund	Fund (a)	Short Fund (a)	Fund	Equity Fund	Strategy Fund (a)	Fund (a)
Net investment income (loss)	$ (10)	$ 877	$ (97)	$ 1,651	$ (978)	$ 9,781	$ 1,893
Net realized gain (loss)	27,131	11,736	1,940	13,650	39,292	438	390
Net change in unrealized appreciation or
Net change in unrealized appreciation (depreciation)	(14,735)	24,032	2,222	(13,245)	(17,153)	(28,877)	(9,797)
Net increase (decrease) in net assets
from operations	12,386	36,645	4,065	2,056	21,161	(18,658)	(7,514)

Distributions to shareholders
From net investment income
Class A	-	-	-	(1,667)	-	-	(1,858)
Class B	-	-	-	(2)	-	-	(2)
From net realized gains
Class A	-	-	-	(11,379)	(36,341)	-	(373)
Class B	-	-	-	(30)	(34)	-	-
Total distributions to shareholders	-	-	-	(13,078)	(36,375)	-	(2,233)

Share transactions¹
Proceeds from the sale of shares
Class A	112,116	434,732	101,866	16,614	150,928	1,001,044	412,611
Class B	26	268	110	57	118	-	237
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	-	-	13,046	36,341	-	2,231
Class B	-	-	-	32	34	-	2
Cost of shares redeemed
Class A	(84,197)	(82,947)	(37,291)	(115,554)	(139,432)	(181,991)	(86,559)
Class B	(6)	(17)	(1)	(12)	(186)	-	(22)
Net increase (decrease) in net assets from
share transactions	27,939	352,036	64,684	(85,817)	47,803	819,053	328,500

Net increase (decrease) in net assets	40,325	388,681	68,749	(96,839)	32,589	800,395	318,753

Net assets beginning of period	186,597	-	-	178,147	199,341	-	-

Net assets end of period	$ 226,922	$ 388,681	$ 68,749	$ 81,308	$ 231,930	$ 800,395	$ 318,753

Undistributed (excess of distributions over)
net investment income	$ 6	$ 256	$ -	$ 1,617	$ (1)	$ 10,304	$ 27

¹Share transactions
Shares sold
Class A	4,659	34,496	9,847	938	6,203	97,209	40,152
Class B	1	23	11	3	4	-	23
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	-	-	902	1,819	-	227
Class B	-	-	-	2	2	-	-
Shares redeemed
Class A	(3,724)	(6,553)	(3,523)	(6,597)	(5,814)	(17,871)	(8,478)
Class B	-	(1)	-	-	(7)	-	(2)
Net increase (decrease)
Class A	935	27,943	6,324	(4,757)	2,208	79,338	31,901

Class B	1	22	11	5	(1)	-	21

(a) Period from January 16, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007

		JNL/Franklin		JNL/Goldman		JNL/Goldman
	JNL/Franklin	Templeton	JNL/Franklin	Sachs Core	JNL/Goldman	Sachs Short
	Templeton	Mutual Shares	Templeton Small	Plus Bond	Sachs Mid Cap	Duration
Operations	Income Fund	Fund (a)	Cap Value Fund	Fund	Value Fund	Bond Fund
Net investment income (loss)	$ 17,603	$ 3,063	$ 1,083	$ 25,416	$ 2,047	$ 14,118
Net realized gain (loss)	(3,708)	(1,769)	5,514	6,645	15,910	1,593
Net change in unrealized appreciation or
Net change in unrealized appreciation (depreciation)	(20,588)	(10,016)	(16,061)	5,159	(16,094)	(1,139)
Net increase (decrease) in net assets
from operations	(6,693)	(8,722)	(9,464)	37,220	1,863	14,572

Distributions to shareholders
From net investment income
Class A	(17,117)	-	(693)	(19,022)	(933)	(9,042)
Class B	(10)	-	(2)	(10)	(2)	(3)
From net realized gains
Class A	(924)	-	(4,820)	-	(5,156)	-
Class B	-	-	(6)	-	(6)	-
Total distributions to shareholders	(18,051)	-	(5,521)	(19,032)	(6,097)	(9,045)

Share transactions¹
Proceeds from the sale of shares
Class A	632,714	460,899	82,476	281,261	160,513	215,835
Class B	244	234	80	151	181	10
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	18,041	-	5,513	19,022	6,089	9,042
Class B	10	-	8	10	8	3
Cost of shares redeemed
Class A	(141,013)	(107,645)	(103,336)	(165,318)	(137,415)	(246,236)
Class B	(190)	(21)	(191)	(259)	(182)	-
Net increase (decrease) in net assets from
share transactions	509,806	353,467	(15,450)	134,867	29,194	(21,346)

Net increase (decrease) in net assets	485,062	344,745	(30,435)	153,055	24,960	(15,819)

Net assets beginning of period	64,767	-	130,847	461,149	144,638	327,174

Net assets end of period	$ 549,829	$ 344,745	$ 100,412	$ 614,204	$ 169,598	$ 311,355

Undistributed (excess of distributions over)
net investment income	$ 467	$ 1,202	$ 1,084	$ 23,854	$ 1,830	$ 13,385

¹Share transactions
Shares sold
Class A	57,254	44,963	6,237	23,715	11,753	20,456
Class B	22	23	6	12	12	1
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	1,718	-	487	1,588	483	863
Class B	1	-	1	1	1	-
Shares redeemed
Class A	(12,817)	(10,564)	(8,072)	(13,921)	(10,169)	(23,373)
Class B	(17)	(2)	(15)	(20)	(13)	-
Net increase (decrease)
Class A	46,155	34,399	(1,348)	11,382	2,067	(2,054)

Class B	6	21	(8)	(7)	-	1

(a) Period from January 16, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007

			JNL/JPMorgan
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/Lazard
	International	Midcap	& Quality	Emerging	Mid Cap	Small Cap
Operations	Value Fund	Growth Fund	Bond Fund	Markets Fund	Value Fund	Value Fund
Net investment income (loss)	$ 11,648	$ (329)	$ 11,654	$ 3,072	$ 1,849	$ 468
Net realized gain (loss)	80,731	33,460	(715)	33,866	34,182	5,266
Net change in unrealized appreciation or
Net change in unrealized appreciation (depreciation)	(25,725)	(17,709)	5,625	19,969	(45,777)	(15,239)
Net increase (decrease) in net assets
from operations	66,654	15,422	16,564	56,907	(9,746)	(9,505)

Distributions to shareholders
From net investment income
Class A	(8,034)	-	(9,226)	(457)	(1,403)	(245)
Class B	(7)	-	(6)	(1)	(28)	(1)
From net realized gains
Class A	(52,119)	-	-	-	(37,548)	(12,729)
Class B	(33)	-	-	-	(588)	(20)
Total distributions to shareholders	(60,193)	-	(9,232)	(458)	(39,567)	(12,995)

Share transactions¹
Proceeds from the sale of shares
Class A	443,007	35,660	130,317	363,571	139,426	41,892
Class B	329	33	106	281	2,052	121
Proceeds in connection with acquisition
Class A	-	29,490	-	-	-	-
Class B	-	36	-	-	-	-
Reinvestment of distributions
Class A	60,153	-	9,226	457	38,951	12,974
Class B	40	-	6	1	616	21
Cost of shares redeemed
Class A	(268,187)	(117,835)	(116,296)	(97,154)	(104,043)	(53,740)
Class B	(312)	(11)	(119)	(168)	(1,316)	(185)
Net increase (decrease) in net assets from
share transactions	235,030	(52,627)	23,240	266,988	75,686	1,083

Net increase (decrease) in net assets	241,491	(37,205)	30,572	323,437	26,373	(21,417)

Net assets beginning of period	486,053	221,667	235,228	88,776	220,739	154,741

Net assets end of period	$ 727,544	$ 184,462	$ 265,800	$ 412,213	$ 247,112	$ 133,324

Undistributed (excess of distributions over)
net investment income	$ 11,198	$ -	$ 11,674	$ 2,197	$ 512	$ 31

¹Share transactions
Shares sold
Class A	29,468	1,750	11,139	27,825	9,379	3,385
Class B	21	1	8	22	135	10
Shares issued in connection with acquisition
Class A	-	1,452	-	-	-	-
Class B	-	2	-	-	-	-
Reinvestment of distributions
Class A	4,343	-	788	33	3,435	1,268
Class B	3	-	1	-	54	2
Shares redeemed
Class A	(17,795)	(5,936)	(9,864)	(7,455)	(7,044)	(4,326)
Class B	(19)	-	(10)	(12)	(89)	(14)
Net increase (decrease)
Class A	16,016	(2,734)	2,063	20,403	5,770	327

Class B	5	3	(1)	10	100	(2)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007
			JNL/Mellon
		JNL/Mellon	Capital		JNL/Mellon	JNL/Mellon
	JNL/Mellon	Capital	Management	JNL/Mellon	Capital	Capital
	Capital	Management	Enhanced	Capital	Management	Management
	Management	Bond Index	S&P 500 Stock	Management	International	S&P 400 MidCap
Operations	10 X 10 Fund (a)	Fund	Index Fund	Index 5 Fund (a)	Index Fund	Index Fund
Net investment income (loss)	$ 662	$ 14,067	$ 1,001	$ 490	$ 13,134	$ 4,859
Net realized gain (loss)	171	586	6,772	820	11,213	35,846
Net change in unrealized appreciation or
Net change in unrealized appreciation (depreciation)	(3,596)	5,342	(4,935)	(1,562)	29,630	(13,030)
Net increase (decrease) in net assets
from operations	(2,763)	19,995	2,838	(252)	53,977	27,675

Distributions to shareholders
From net investment income
Class A	-	(13,796)	(746)	-	(15,854)	(1,472)
Class B	-	(27)	(3)	-	(210)	(8)
From net realized gains
Class A	-	-	(2,773)	-	(8,147)	(35,375)
Class B	-	-	(5)	-	(132)	(268)
Total distributions to shareholders	-	(13,823)	(3,527)	-	(24,343)	(37,123)

Share transactions¹
Proceeds from the sale of shares
Class A	87,092	184,394	58,360	41,857	298,892	205,763
Class B	-	1,064	53	-	5,809	1,783
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	13,796	3,519	-	24,001	36,847
Class B	-	27	8	-	342	276
Cost of shares redeemed
Class A	(26,646)	(102,136)	(49,314)	(11,683)	(204,084)	(149,707)
Class B	-	(909)	(155)	-	(2,031)	(1,370)
Net increase (decrease) in net assets from
share transactions	60,446	96,236	12,471	30,174	122,929	93,592

Net increase (decrease) in net assets	57,683	102,408	11,782	29,922	152,563	84,144

Net assets beginning of period	-	248,181	77,851	-	503,469	383,967

Net assets end of period	$ 57,683	$ 350,589	$ 89,633	$ 29,922	$ 656,032	$ 468,111

Undistributed (excess of distributions over)
net investment income	$ 1,084	$ 9,499	$ 994	$ 619	$ (67)	$ 4,237

¹Share transactions
Shares sold
Class A	8,526	16,520	6,372	4,160	16,792	12,718
Class B	-	94	6	-	320	111
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	1,241	406	-	1,412	2,529
Class B	-	2	1	-	20	19
Shares redeemed
Class A	(2,710)	(9,106)	(5,383)	(1,168)	(11,500)	(9,288)
Class B	-	(80)	(17)	-	(111)	(84)
Net increase (decrease)
Class A	5,816	8,655	1,395	2,992	6,704	5,959

Class B	-	16	(10)	-	229	46

(a) Period from April 30, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007

	JNL/Mellon	JNL/Mellon
	Capital	Capital	JNL/
	Management	Management	Oppenheimer	JNL/PAM	JNL/PAM	JNL/PIMCO
	S&P 500 Index	Small Cap	Global	Asia ex-Japan	China-India	Real Return
Operations	Fund	Index Fund	Growth Fund	Fund (b)	Fund (b)	Fund (a)
Net investment income (loss)	$ 9,228	$ 4,496	$ 2,657	$ (6)	$ (4)	$ 12,573
Net realized gain (loss)	5,105	19,469	31,972	(13)	1	16,132
Net change in unrealized appreciation or
Net change in unrealized appreciation (depreciation)	13,741	(33,318)	(15,584)	(221)	(9)	5,458
Net increase (decrease) in net assets
from operations	28,074	(9,353)	19,045	(240)	(12)	34,163

Distributions to shareholders
From net investment income
Class A	(8,439)	(1,040)	(2,762)	-	-	-
Class B	(173)	(4)	(3)	-	-	-
From net realized gains
Class A	(6,475)	(22,301)	(25,225)	-	-	-
Class B	(107)	(171)	(26)	-	-	-
Total distributions to shareholders	(15,194)	(23,516)	(28,016)	-	-	-

Share transactions¹
Proceeds from the sale of shares
Class A	236,591	154,648	146,768	12,188	4,900	540,000
Class B	4,044	1,575	251	100	100	114
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	14,914	23,341	27,987	-	-	-
Class B	280	175	29	-	-	-
Cost of shares redeemed
Class A	(166,964)	(123,310)	(142,091)	(203)	-	(176,758)
Class B	(3,388)	(1,501)	(274)	-	-	-
Net increase (decrease) in net assets from
share transactions	85,477	54,928	32,670	12,085	5,000	363,356

Net increase (decrease) in net assets	98,357	22,059	23,699	11,845	4,988	397,519

Net assets beginning of period	568,726	341,838	349,632	-	-	-

Net assets end of period	$ 667,083	$ 363,897	$ 373,331	$ 11,845	$ 4,988	$ 397,519

Undistributed (excess of distributions over)
net investment income	$ 671	$ 4,475	$ 2,409	$ (13)	$ -	$ 12,169

¹Share transactions
Shares sold
Class A	18,765	10,240	9,117	1,219	490	52,628
Class B	319	105	16	10	10	11
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	1,219	1,748	1,914	-	-	-
Class B	22	13	2	-	-	-
Shares redeemed
Class A	(13,259)	(8,238)	(9,008)	(20)	-	(16,787)
Class B	(260)	(98)	(17)	-	-	-
Net increase (decrease)
Class A	6,725	3,750	2,023	1,199	490	35,841

Class B	81	20	1	10	10	11

(a) Period from January 16, 2007 (commencement of operations)
(b) Period from December 3, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007

			JNL/PPM
	JNL/PIMCO	JNL/PPM	America	JNL/PPM	JNL/S&P	JNL/S&P
	Total Return	America Core	High Yield	America Value	Competitive	Dividend Income
Operations	Bond Fund	Equity Fund	Bond Fund	Equity Fund	Advantage Fund (a)	& Growth Fund (a)
Net investment income (loss)	$ 40,834	$ 262	$ 29,172	$ 3,355	$ 8	$ 4
Net realized gain (loss)	919	13,160	(6,625)	17,519	-	-
Net change in unrealized appreciation or
Net change in unrealized appreciation (depreciation)	34,202	(19,658)	(27,820)	(32,470)	(160)	(90)
Net increase (decrease) in net assets
from operations	75,955	(6,236)	(5,273)	(11,596)	(152)	(86)

Distributions to shareholders
From net investment income
Class A	(45,667)	(506)	(26,111)	(1,583)	(7)	(4)
Class B	(372)	(1)	(335)	(1)	-	-
From net realized gains
Class A	(1,279)	-	-	-	-	-
Class B	(10)	-	-	-	-	-
Total distributions to shareholders	(47,328)	(507)	(26,446)	(1,584)	(7)	(4)

Share transactions¹
Proceeds from the sale of shares
Class A	527,674	59,401	257,953	157,767	16,428	7,316
Class B	2,030	11	953	20	100	100
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	46,946	506	26,111	1,583	7	4
Class B	382	1	335	1	-	-
Cost of shares redeemed
Class A	(325,361)	(66,422)	(315,190)	(92,260)	(983)	(29)
Class B	(1,471)	(3)	(1,358)	(8)	-	-
Net increase in net assets from share
transactions	250,200	(6,506)	(31,196)	67,103	15,552	7,391

Net increase in net assets	278,827	(13,249)	(62,915)	53,923	15,393	7,301

Net assets beginning of period	767,129	143,351	370,196	165,863	-	-

Net assets end of period	$1,045,956	$ 130,102	$ 307,281	$ 219,786	$ 15,393	$ 7,301

Undistributed (excess of distributions over)
net investment income	$ 4,220	$ 263	$ 3,149	$ 3,355	$ 1	$ -

¹Share transactions
Shares sold
Class A	44,185	2,761	30,949	7,648	1,639	740
Class B	164	1	107	1	10	10
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	3,919	24	3,519	83	1	-
Class B	30	-	42	-	-	-
Shares redeemed
Class A	(27,129)	(2,899)	(38,179)	(4,373)	(98)	(3)
Class B	(118)	-	(154)	-	-	-
Net increase
Class A	20,975	(114)	(3,711)	3,358	1,542	737

Class B	76	1	(5)	1	10	10

(a) Period from January 16, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007

						JNL/S&P
					JNL/S&P	Disciplined
	JNL/S&P	JNL/S&P		JNL/S&P	Disciplined	Moderate
	Intrinsic	Total	JNL/S&P 4	Disciplined	Moderate	Growth
Operations	Value Fund (b)	Yield Fund (b)	Fund (b)	Growth Fund (a)	Fund (a)	Fund (a)
Net investment income (loss)	$ 9	$ 5	$ 12	$ 214	$ 530	$ 543
Net realized gain (loss)	-	-	-	347	371	710
Net change in unrealized appreciation or
Net change in unrealized appreciation (depreciation)	(145)	(75)	(238)	(499)	(414)	(1,018)
Net increase (decrease) in net assets
from operations	(136)	(70)	(226)	62	487	235

Distributions to shareholders
From net investment income
Class A	(8)	(4)	-	-	-	-
Class B	-	-	-	-	-	-
From net realized gains
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Total distributions to shareholders	(8)	(4)	-	-	-	-

Share transactions¹
Proceeds from the sale of shares
Class A	18,463	9,932	22,534	17,600	38,618	46,768
Class B	100	100	-	-	-	-
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	8	4	-	-	-	-
Class B	-	-	-	-	-	-
Cost of shares redeemed
Class A	(67)	(55)	(114)	(1,137)	(4,517)	(6,544)
Class B	-	-	-	-	-	-
Net increase in net assets from share
transactions	18,504	9,981	22,420	16,463	34,101	40,224

Net increase in net assets	18,360	9,907	22,194	16,525	34,588	40,459

Net assets beginning of period	-	-	-	-	-	-

Net assets end of period	$ 18,360	$ 9,907	$ 22,194	$ 16,525	$ 34,588	$ 40,459

Undistributed (excess of distributions over)
net investment income	$ 1	$ 1	$ 12	$ 363	$ 633	$ 803

¹Share transactions
Shares sold
Class A	1,847	979	2,247	1,658	3,662	4,409
Class B	10	10	-	-	-	-
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	1	-	-	-	-	-
Class B	-	-	-	-	-	-
Shares redeemed
Class A	(6)	(5)	(11)	(107)	(431)	(616)
Class B	-	-	-	-	-	-
Net increase
Class A	1,842	974	2,236	1,551	3,231	3,793

Class B	10	10	-	-	-	-

(a) Period from January 16, 2007 (commencement of operations)
(b) Period from December 3, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007

						JNL/S&P
	JNL/S&P	JNL/S&P		JNL/S&P	JNL/S&P	Growth
	Managed	Managed	JNL/S&P	Managed	Managed	Retirement
	Aggressive	Conservative	Managed	Moderate	Moderate	Strategy
Operations	Growth Fund	Fund	Growth Fund	Fund	Growth Fund	Fund (a)
Net investment income (loss)	$ 3,916	$ 5,786	$ 11,383	$ 9,416	$ 17,329	$ 70
Net realized gain (loss)	95,576	9,024	153,362	22,299	119,576	16
Net change in unrealized appreciation or
Net change in unrealized appreciation (depreciation)	(39,313)	(2,219)	(58,738)	(2,219)	(32,955)	125
Net increase (decrease) in net assets
from operations	60,179	12,591	106,007	29,496	103,950	211

Distributions to shareholders
From net investment income
Class A	(11,130)	(5,846)	(22,738)	(11,557)	(27,863)	(69)
Class B	-	-	-	-	-	-
From net realized gains
Class A	(2,181)	(5,671)	(65,693)	(12,823)	(69,931)	(15)
Class B	-	-	-	-	-	-
Total distributions to shareholders	(13,311)	(11,517)	(88,431)	(24,380)	(97,794)	(84)

Share transactions¹
Proceeds from the sale of shares
Class A	151,061	229,861	341,358	296,351	503,734	3,678
Class B	-	-	-	-	-	-
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	13,311	11,517	88,431	24,380	97,794	84
Class B	-	-	-	-	-	-
Cost of shares redeemed
Class A	(181,280)	(114,823)	(306,095)	(118,626)	(328,389)	(32)
Class B	-	-	-	-	-	-
Net increase in net assets from share
transactions	(16,908)	126,555	123,694	202,105	273,139	3,730

Net increase in net assets	29,960	127,629	141,270	207,221	279,295	3,857

Net assets beginning of period	672,325	137,126	1,246,802	314,249	1,123,984	-

Net assets end of period	$ 702,285	$ 264,755	$ 1,388,072	$ 521,470	$ 1,403,279	$ 3,857

Undistributed (excess of distributions over)
net investment income	$ 2,178	$ 2,710	$ 4,732	$ 3,787	$ 1,080	$ 2

¹Share transactions
Shares sold
Class A	10,158	19,753	23,488	23,822	36,540	361
Class B	-	-	-	-	-	-
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	913	1,012	6,507	2,020	7,523	8
Class B	-	-	-	-	-	-
Shares redeemed
Class A	(12,238)	(9,831)	(21,232)	(9,554)	(23,731)	(3)
Class B	-	-	-	-	-	-
Net increase
Class A	(1,167)	10,934	8,763	16,288	20,332	366

Class B	-	-	-	-	-	-

(a) Period from January 16, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007
	JNL/S&P
	Moderate	JNL/S&P
	Growth	Moderate
	Retirement	Retirement	JNL/S&P	JNL/S&P	JNL/S&P	JNL/S&P
	Strategy	Strategy	Retirement	Retirement	Retirement	Retirement
Operations	Fund (a)	Fund (a)	2015 Fund	2020 Fund	2025 Fund	Income Fund
Net investment income (loss)	$ 80	$ 93	$ 199	$ 84	$ 43	$ 605
Net realized gain (loss)	(8)	13	795	508	315	923
Net change in unrealized appreciation or
Net change in unrealized appreciation (depreciation)	109	39	(288)	(236)	(151)	(223)
Net increase (decrease) in net assets
from operations	181	145	706	356	207	1,305

Distributions to shareholders
From net investment income
Class A	(80)	(91)	(47)	(20)	(9)	(161)
Class B	-	-	-	-	-	-
From net realized gains
Class A	(2)	(5)	(82)	(44)	(27)	(125)
Class B	-	-	-	-	-	-
Total distributions to shareholders	(82)	(96)	(129)	(64)	(36)	(286)

Share transactions¹
Proceeds from the sale of shares
Class A	3,338	2,809	14,613	8,266	5,392	27,219
Class B	-	-	-	-	-	-
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	82	96	129	64	36	286
Class B	-	-	-	-	-	-
Cost of shares redeemed
Class A	(172)	(18)	(3,053)	(1,414)	(1,221)	(5,545)
Class B	-	-	-	-	-	-
Net increase (decrease) in net assets from
share transactions	3,248	2,887	11,689	6,916	4,207	21,960

Net increase (decrease) in net assets	3,347	2,936	12,266	7,208	4,378	22,979

Net assets beginning of period	-	-	5,128	2,356	1,133	9,889

Net assets end of period	$ 3,347	$ 2,936	$ 17,394	$ 9,564	$ 5,511	$ 32,868

Undistributed (excess of distributions over)
net investment income	$ 1	$ 2	$ 315	$ 147	$ 84	$ 756

¹Share transactions
Shares sold
Class A	329	280	1,245	692	446	2,437
Class B	-	-	-	-	-	-
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	8	9	11	5	3	25
Class B	-	-	-	-	-	-
Shares redeemed
Class A	(16)	(2)	(263)	(118)	(100)	(494)
Class B	-	-	-	-	-	-
Net increase (decrease)
Class A	321	287	993	579	349	1,968

Class B	-	-	-	-	-	-

(a) Period from January 16, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007

				JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe
	JNL/Select	JNL/Select		Price	Price	Price
	Balanced	Money	JNL/Select	Established	Mid-Cap	Value
Operations	Fund	Market Fund	Value Fund	Growth Fund	Growth Fund	Fund
Net investment income (loss)	$ 12,603	$ 21,201	$ 7,195	$ 3,943	$ (197)	$ 11,207
Net realized gain (loss)	21,533	-	32,192	63,201	108,154	59,248
Net change in unrealized appreciation or
Net change in unrealized appreciation (depreciation)	(496)	-	(3,315)	15,678	(5,396)	(68,668)
Net increase (decrease) in net assets
from operations	33,640	21,201	36,072	82,822	102,561	1,787

Distributions to shareholders
From net investment income
Class A	(10,194)	(21,000)	(6,723)	(3,487)	(73)	(8,788)
Class B	(6)	(201)	(236)	(174)	(2)	(5)
From net realized gains
Class A	(19,750)	-	(34,120)	(62,532)	(73,694)	(40,121)
Class B	(25)	-	(969)	(2,060)	(3,135)	(36)
Total distributions to shareholders	(29,975)	(21,201)	(42,048)	(68,253)	(76,904)	(48,950)

Share transactions¹
Proceeds from the sale of shares
Class A	194,563	1,338,028	228,814	250,451	251,296	264,187
Class B	533	8,404	4,239	4,487	5,007	538
Proceeds in connection with acquisition
Class A	-	-	-	247,425	-	-
Class B	-	-	-	111	-	-
Reinvestment of distributions
Class A	29,944	21,000	40,843	66,019	73,767	48,909
Class B	31	201	1,205	2,234	3,137	41
Cost of shares redeemed
Class A	(141,503)	(976,919)	(207,124)	(284,380)	(277,731)	(240,218)
Class B	(201)	(6,943)	(3,078)	(5,682)	(4,878)	(287)
Net increase (decrease) in net assets from
share transactions	83,367	383,771	64,899	280,665	50,598	73,170

Net increase (decrease) in net assets	87,032	383,771	58,923	295,234	76,255	26,007

Net assets beginning of period	440,144	272,050	494,781	782,956	650,867	682,102

Net assets end of period	$ 527,176	$ 655,821	$ 553,704	$ 1,078,190	$ 727,122	$ 708,109

Undistributed (excess of distributions over)
net investment income	$ 12,871	$ (1)	$ 236	$ 678	$ (6)	$ 11,208

¹Share transactions
Shares sold
Class A	10,680	1,338,028	11,108	10,722	7,657	16,116
Class B	30	8,404	207	198	158	32
Shares issued in connection with acquisition
Class A	-	-	-	10,568	-	-
Class B	-	-	-	5	-	-
Reinvestment of distributions
Class A	1,723	21,000	2,136	2,997	2,465	3,380
Class B	2	201	62	100	104	3
Shares redeemed
Class A	(7,762)	(976,919)	(10,200)	(12,252)	(8,701)	(14,835)
Class B	(11)	(6,943)	(148)	(245)	(151)	(17)
Net increase (decrease)
Class A	4,641	382,109	3,044	12,035	1,421	4,661

Class B	21	1,662	121	58	111	18

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2006

					JNL/Capital	JNL/Capital	JNL/Capital
	JNL/AIM	JNL/AIM	JNL/AIM	JNL/AIM	Guardian	Guardian	Guardian
	International	Large Cap	Real Estate	Small Cap	Global Balanced	Global Diversified	U.S. Growth
Operations	Growth Fund	Growth Fund	Fund	Growth Fund	Fund	Research Fund	Equity Fund
Net investment income (loss)	$ 3,180	$ 435	$ 4,560	$ (415)	$ 2,229	$ 589	$ (134)
Net realized gain (loss)	6,679	22,004	9,269	5,312	11,645	16,612	18,089
Net change in unrealized appreciation (depreciation)	37,887	7,225	33,361	1,904	1,156	5,369	(9,789)
Net increase (decrease) in net assets
from operations	47,746	29,664	47,190	6,801	15,030	22,570	8,166

Distributions to shareholders
From net investment income
Class A	(3,600)	(89)	(736)	-	(1,392)	(495)	-
Class B	(34)	-	(1)	-	(1)	-	-
From net realized gains
Class A	-	-	(1,684)	(4,161)	(2,603)	-	-
Class B	-	-	(2)	(17)	(3)	-	-
Total distributions to shareholders	(3,634)	(89)	(2,423)	(4,178)	(3,999)	(495)	-

Share transactions¹
Proceeds from the sale of shares
Class A	114,201	135,288	186,799	21,643	53,686	17,065	27,531
Class B	13,964	126	252	50	26	83	45
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	3,600	89	2,420	4,161	3,995	495	-
Class B	34	-	3	17	4	-	-
Cost of shares redeemed
Class A	(102,624)	(129,643)	(58,571)	(24,929)	(33,865)	(68,002)	(65,271)
Class B	(546)	(41)	(90)	(19)	(7)	(20)	(21)
Net increase (decrease) in net assets from
share transactions	28,629	5,819	130,813	923	23,839	(50,379)	(37,716)

Net increase (decrease) in net assets	72,741	35,394	175,580	3,546	34,870	(28,304)	(29,550)

Net assets beginning of period	201,688	361,653	79,355	49,934	128,039	188,715	216,147

Net assets end of period	$ 274,429	$ 397,047	$ 254,935	$ 53,480	$ 162,909	$ 160,411	$ 186,597

Undistributed (excess of distribution
over) net investment income	$ (342)	$ 489	$ 3,603	$ -	$ 2,205	$ 528	$ -

¹Share transactions
Shares sold
Class A	8,509	10,538	13,416	1,483	4,665	811	1,325
Class B	1,011	10	18	3	3	4	2
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	249	7	156	291	335	22	-
Class B	2	-	-	1	-	-	-
Shares redeemed
Class A	(7,652)	(10,020)	(4,227)	(1,722)	(2,943)	(3,209)	(3,160)
Class B	(38)	(4)	(7)	(1)	(1)	(1)	(1)
Net increase (decrease)
Class A	1,106	525	9,345	52	2,057	(2,376)	(1,835)

Class B	975	6	11	3	2	3	1

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2006

					JNL/Goldman		JNL/Goldman
	JNL/Eagle	JNL/Eagle	JNL/Franklin	JNL/Franklin	Sachs Core	JNL/Goldman	Sachs Short
	Core Equity	SmallCap	Templeton	Templeton Small	Plus Bond	Sachs Mid Cap	Duration
Operations	Fund	Equity Fund	Income Fund (a)	Cap Value Fund	Fund	Value Fund	Bond Fund (a)
Net investment income (loss)	$ 1,782	$ (1,170)	$ 1,444	$ 696	$ 18,956	$ 1,019	$ 8,993
Net realized gain (loss)	21,818	21,106	257	4,826	(1,009)	5,058	(2,316)
Net change in unrealized appreciation (depreciation)	(488)	11,720	3,116	9,798	1,643	10,655	2,560
Net increase in net assets from
operations	23,112	31,656	4,817	15,320	19,590	16,732	9,237

Distributions to shareholders
From net investment income
Class A	(31)	-	(1,445)	(159)	(358)	(460)	-
Class B	-	-	(4)	-	-	(1)	-
From net realized gains
Class A	-	(16,048)	(123)	(1,067)	-	(1,947)	-
Class B	-	(19)	-	(2)	-	(3)	-
Total distributions to shareholders	(31)	(16,067)	(1,572)	(1,228)	(358)	(2,411)	-

Share transactions¹
Proceeds from the sale of shares
Class A	12,818	74,236	87,819	92,668	215,000	82,189	381,227
Class B	25	105	104	125	216	100	100
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	31	16,048	1,568	1,226	358	2,407	-
Class B	-	19	4	2	-	4	-
Cost of shares redeemed
Class A	(102,219)	(66,230)	(27,973)	(49,747)	(112,631)	(40,251)	(63,390)
Class B	(9)	(42)	-	(57)	(140)	(72)	-
Net increase (decrease) in net assets from
share transactions	(89,354)	24,136	61,522	44,217	102,803	44,377	317,937

Net increase (decrease) in net assets	(66,273)	39,725	64,767	58,309	122,035	58,698	327,174

Net assets beginning of period	244,420	159,616	-	72,538	339,114	85,940	-

Net assets end of period	$ 178,147	$ 199,341	$ 64,767	$ 130,847	$ 461,149	$ 144,638	$ 327,174

Undistributed (excess of distribution
over) net investment income	$ 1,707	$ -	$ -	$ 696	$ 19,011	$ 956	$ 8,555

¹Share transactions
Shares sold
Class A	797	3,297	8,512	7,630	19,165	6,747	37,972
Class B	2	5	11	11	18	9	10
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	2	727	147	96	31	186	-
Class B	-	1	-	-	-	-	-
Shares redeemed
Class A	(6,392)	(2,978)	(2,619)	(4,133)	(10,038)	(3,323)	(6,253)
Class B	(1)	(2)	-	(4)	(12)	(6)	-
Net increase (decrease)
Class A	(5,593)	1,046	6,040	3,593	9,158	3,610	31,719

Class B	1	4	11	7	6	3	10

(a) Period from May 1, 2006 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2006

							JNL/Mellon
			JNL/JPMorgan				Capital
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/Lazard	Management
	International	MidCap	& Quality	Emerging	Mid Cap	Small Cap	Bond Index
Operations	Value Fund	Growth Fund	Bond Fund	Markets Fund (a)	Value Fund	Value Fund	Fund
Net investment income (loss)	$ 7,320	$ (140)	$ 9,302	$ 642	$ 1,065	$ 57	$ 9,324
Net realized gain (loss)	51,556	19,408	(725)	(254)	23,596	33,035	(795)
Net change in unrealized appreciation (depreciation)	37,794	5,716	(967)	8,583	4,224	(3,837)	(256)
Net increase (decrease) in net assets
from operations	96,670	24,984	7,610	8,971	28,885	29,255	8,273

Distributions to shareholders
From net investment income
Class A	(2,726)	-	-	-	(967)	-	(4,936)
Class B	(2)	-	-	-	(6)	-	(4)
From net realized gains
Class A	(11,114)	-	-	-	(18,982)	(27,257)	-
Class B	(9)	-	-	-	(268)	(51)	-
Total distributions to shareholders	(13,851)	-	-	-	(20,223)	(27,308)	(4,940)

Share transactions¹
Proceeds from the sale of shares
Class A	267,187	48,226	93,531	92,214	63,996	53,742	117,399
Class B	270	22	39	145	2,809	72	587
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	13,840	-	-	-	19,949	27,257	4,936
Class B	11	-	-	-	274	51	4
Cost of shares redeemed
Class A	(112,234)	(68,862)	(80,638)	(12,543)	(103,736)	(126,332)	(58,713)
Class B	(123)	(4)	(25)	(11)	(203)	(50)	(54)
Net increase (decrease) in net assets from
share transactions	168,951	(20,618)	12,907	79,805	(16,911)	(45,260)	64,159

Net increase (decrease) in net assets	251,770	4,366	20,517	88,776	(8,249)	(43,313)	67,492

Net assets beginning of period	234,283	217,301	214,711	-	228,988	198,054	180,689

Net assets end of period	$ 486,053	$ 221,667	$ 235,228	$ 88,776	$ 220,739	$ 154,741	$ 248,181

Undistributed (excess of distribution
over) net investment income	$ 6,789	$ -	$ 9,219	$ 415	$ 192	$ 43	$ 9,316

¹Share transactions
Shares sold
Class A	21,204	2,789	8,437	9,392	4,492	3,907	10,852
Class B	20	1	4	15	193	5	54
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	995	-	-	-	1,425	2,236	450
Class B	1	-	-	-	19	4	-
Shares redeemed
Class A	(8,966)	(3,966)	(7,253)	(1,326)	(7,354)	(9,053)	(5,433)
Class B	(9)	-	(2)	(1)	(14)	(4)	(5)
Net increase (decrease)
Class A	13,233	(1,177)	1,184	8,066	(1,437)	(2,910)	5,869

Class B	12	1	2	14	198	5	49

(a) Period from May 1, 2006 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2006
	JNL/Mellon
	Capital	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Management	Capital	Capital	Capital	Capital	JNL/
	Enhanced	Management	Management	Management	Management	Oppenheimer
	S&P 500 Stock	International	S&P 400 MidCap	S&P 500 Index	Small Cap	Global
Operations	Index Fund	Index Fund	Index Fund	Fund	Index Fund	Growth Fund
Net investment income (loss)	$ 757	$ 8,258	$ 3,293	$ 6,911	$ 2,984	$ 1,784
Net realized gain (loss)	2,764	4,547	14,448	3,847	20,595	25,283
Net change in unrealized appreciation (depreciation)	6,968	77,725	13,579	60,184	22,887	23,444
Net increase in net assets from
operations	10,489	90,530	31,320	70,942	46,466	50,511

Distributions to shareholders
From net investment income
Class A	(936)	(10,813)	(3,066)	(6,994)	(2,632)	(1,601)
Class B	(1)	(33)	(10)	(45)	(9)	(1)
From net realized gains
Class A	(6,553)	(4,370)	(12,261)	(3,442)	(18,713)	(11,018)
Class B	(21)	(52)	(89)	(58)	(149)	(12)
Total distributions to shareholders	(7,511)	(15,268)	(15,426)	(10,539)	(21,503)	(12,632)

Share transactions¹
Proceeds from the sale of shares
Class A	26,227	216,581	152,321	177,715	143,751	132,646
Class B	48	5,479	2,594	8,780	2,464	184
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	7,489	15,183	15,327	10,436	21,345	12,619
Class B	22	85	99	103	158	13
Cost of shares redeemed
Class A	(21,127)	(103,722)	(90,768)	(116,190)	(88,290)	(123,254)
Class B	(18)	(450)	(231)	(433)	(261)	(49)
Net increase (decrease) in net assets from
share transactions	12,641	133,156	79,342	80,411	79,167	22,159

Net increase (decrease) in net assets	15,619	208,418	95,236	140,814	104,130	60,038

Net assets beginning of period	62,232	295,051	288,731	427,912	237,708	289,594

Net assets end of period	$ 77,851	$ 503,469	$ 383,967	$ 568,726	$ 341,838	$ 349,632

Undistributed (excess of distribution
over) net investment income	$ 751	$ 1,650	$ 1,027	$ 133	$ 1,255	$ 1,899

¹Share transactions
Shares sold
Class A	2,933	14,319	10,252	15,778	9,831	9,173
Class B	6	350	178	757	171	12
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	853	924	1,023	865	1,453	829
Class B	3	5	6	8	11	1
Shares redeemed
Class A	(2,407)	(6,854)	(6,103)	(10,307)	(6,021)	(8,493)
Class B	(2)	(28)	(15)	(37)	(18)	(3)
Net increase (decrease)
Class A	1,379	8,389	5,172	6,336	5,263	1,509

Class B	7	327	169	728	164	10

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2006

		JNL/PPM	JNL/PPM	JNL/PPM	JNL/S&P	JNL/S&P
	JNL/PIMCO	America	America	America	Managed	Managed
	Total Return	Core Equity	High Yield	Value	Aggressive	Conservative
Operations	Bond Fund	Fund	Bond Fund	Equity Fund	Growth Fund	Fund
Net investment income (loss)	$ 27,741	$ 511	$ 23,597	$ 1,584	$ 1,856	$ 1,933
Net realized gain (loss)	122	12,849	(1,993)	21,716	52,922	1,685
Net change in unrealized appreciation (depreciation)	(4,038)	5,382	10,516	(2,707)	39,347	4,905
Net increase (decrease) in net assets
from operations	23,825	18,742	32,120	20,593	94,125	8,523

Distributions to shareholders
From net investment income
Class A	(27,254)	(551)	(23,297)	(53)	(1,898)	(2,119)
Class B	(63)	-	(88)	-	-	-
From net realized gains
Class A	(195)	-	-	-	(37,900)	(839)
Class B	(2)	-	-	-	-	-
Total distributions to shareholders	(27,514)	(551)	(23,385)	(53)	(39,798)	(2,958)

Share transactions¹
Proceeds from the sale of shares
Class A	348,079	20,593	192,977	15,245	96,057	85,636
Class B	6,905	22	4,468	7	-	-
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	27,449	551	23,297	53	39,798	2,958
Class B	65	-	88	-	-	-
Cost of shares redeemed
Class A	(183,568)	(57,995)	(135,569)	(51,452)	(175,177)	(37,675)
Class B	(178)	(16)	(435)	-	-	-
Net increase (decrease) in net assets from
share transactions	198,752	(36,845)	84,826	(36,147)	(39,322)	50,919

Net increase (decrease) in net assets	195,063	(18,654)	93,561	(15,607)	15,005	56,484

Net assets beginning of period	572,066	162,005	276,635	181,470	657,320	80,642

Net assets end of period	$ 767,129	$ 143,351	$ 370,196	$ 165,863	$ 672,325	$ 137,126

Undistributed (excess of distribution
over) net investment income	$ 7,745	$ 508	$ 427	$ 1,584	$ 2,851	$ 2,043

¹Share transactions
Shares sold
Class A	29,517	994	23,333	808	7,050	7,768
Class B	563	1	518	-	-	-
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	2,338	24	2,845	3	2,869	261
Class B	5	-	10	-	-	-
Shares redeemed
Class A	(15,563)	(2,786)	(16,429)	(2,729)	(12,933)	(3,424)
Class B	(15)	(1)	(50)	-	-	-
Net increase (decrease)
Class A	16,292	(1,768)	9,749	(1,918)	(3,014)	4,605

Class B	553	-	478	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2006

		JNL/S&P	JNL/S&P
	JNL/S&P	Managed	Managed	JNL/S&P	JNL/S&P	JNL/S&P
	Managed	Moderate	Moderate	Retirement	Retirement	Retirement
Operations	Growth Fund	Fund	Growth Fund	2015 Fund (a)	2020 Fund (a)	2025 Fund (a)
Net investment income (loss)	$ 5,978	$ 3,395	$ 9,583	$ 33	$ 13	$ 6
Net realized gain (loss)	65,293	6,912	42,051	93	50	29
Net change in unrealized appreciation (depreciation)	79,387	14,689	63,277	221	96	33
Net increase (decrease) in net assets
from operations	150,658	24,996	114,911	347	159	68

Distributions to shareholders
From net investment income
Class A	(7,372)	(3,417)	(9,669)	-	-	-
Class B	-	-	-	-	-	-
From net realized gains
Class A	(54,744)	(3,911)	(33,633)	-	-	-
Class B	-	-	-	-	-	-
Total distributions to shareholders	(62,116)	(7,328)	(43,302)	-	-	-

Share transactions¹
Proceeds from the sale of shares
Class A	272,876	196,435	361,928	5,340	2,310	1,282
Class B	-	-	-	-	-	-
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	62,116	7,328	43,302	-	-	-
Class B	-	-	-	-	-	-
Cost of shares redeemed
Class A	(236,538)	(64,901)	(214,398)	(559)	(113)	(217)
Class B	-	-	-	-	-	-
Net increase in net assets from share
transactions	98,454	138,862	190,832	4,781	2,197	1,065

Net increase in net assets	186,996	156,530	262,441	5,128	2,356	1,133

Net assets beginning of period	1,059,806	157,719	861,543	-	-	-

Net assets end of period	$ 1,246,802	$ 314,249	$ 1,123,984	$ 5,128	$ 2,356	$ 1,133

Undistributed (excess of distribution
over) net investment income	$ 3,844	$ 3,393	$ 2,747	$ 47	$ 20	$ 9

¹Share transactions
Shares sold
Class A	20,460	17,101	28,454	520	223	122
Class B	-	-	-	-	-	-
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	4,567	616	3,313	-	-	-
Class B	-	-	-	-	-	-
Shares redeemed
Class A	(17,872)	(5,594)	(16,870)	(54)	(11)	(21)
Class B	-	-	-	-	-	-
Net increase
Class A	7,155	12,123	14,897	466	212	101

Class B	-	-	-	-	-	-

(a) Period from January 17, 2006 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2006

					JNL/T.Rowe	JNL/T.Rowe	JNL/T.Rowe
	JNL/S&P	JNL/Select	JNL/Select		Price	Price	Price
	Retirement	Balanced	Money	JNL/Select	Established	Mid-Cap	Value
Operations	Income Fund (a)	Fund	Market Fund	Value Fund	Growth Fund	Growth Fund	Fund
Net investment income (loss)	$ 145	$ 10,389	$ 12,358	$ 5,186	$ 3,381	$ 1,006	$ 8,808
Net realized gain (loss)	138	19,897	-	25,204	49,197	51,660	39,721
Net change in unrealized appreciation (depreciation)	206	22,562	-	41,342	43,344	(10,606)	62,975
Net increase (decrease) in net assets
from operations	489	52,848	12,358	71,732	95,922	42,060	111,504

Distributions to shareholders
From net investment income
Class A	-	(7,546)	(12,302)	(7,173)	(3,067)	(925)	(5,459)
Class B	-	(3)	(56)	(69)	(39)	(5)	(2)
From net realized gains
Class A	-	(5,962)	-	(16,439)	(5,858)	(50,448)	(39,549)
Class B	-	(4)	-	(445)	(250)	(2,001)	(22)
Total distributions to shareholders	-	(13,515)	(12,358)	(24,126)	(9,214)	(53,379)	(45,032)

Share transactions¹
Proceeds from the sale of shares
Class A	11,581	94,993	938,894	255,096	171,787	173,313	209,411
Class B	-	91	3,714	12,780	30,515	24,213	137
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	13,508	12,244	23,612	8,925	51,373	45,008
Class B	-	7	56	514	289	2,006	24
Cost of shares redeemed
Class A	(2,181)	(104,293)	(940,495)	(121,667)	(247,258)	(211,394)	(184,043)
Class B	-	(43)	(1,284)	(779)	(756)	(983)	(89)
Net increase (decrease) in net assets from
share transactions	9,400	4,263	13,129	169,556	(36,498)	38,528	70,448

Net increase (decrease) in net assets	9,889	43,596	13,129	217,162	50,210	27,209	136,920

Net assets beginning of period	-	396,548	258,921	277,619	732,746	623,658	545,182

Net assets end of period	$ 9,889	$ 440,144	$ 272,050	$ 494,781	$ 782,956	$ 650,867	$ 682,102

Undistributed (excess of distribution
over) net investment income	$ 161	$ 10,201	$ -	$ -	$ 675	$ 63	$ 8,793

¹Share transactions
Shares sold
Class A	1,130	5,713	938,894	13,725	8,477	5,723	13,887
Class B	-	6	3,714	664	1,474	808	9
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	779	12,244	1,215	409	1,766	2,887
Class B	-	-	56	26	13	68	2

Shares redeemed
Class A	(209)	(6,308)	(940,495)	(6,551)	(12,200)	(6,981)	(12,243)
Class B	-	(3)	(1,284)	(39)	(35)	(31)	(6)
Net increase (decrease)
Class A	921	184	10,643	8,389	(3,314)	508	4,531

Class B	-	3	2,486	651	1,452	845	5

(a) Period from January 17, 2006 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Financial Highlights

														Assuming No Expense Reimburse-
														ment or Fees Paid Indirectly
		Increase (Decrease) from					Distributions from						Ratio of Net		Ratio of Net
	Net Asset	Investment Operations (e)					Net Realized		Supplemental Data			Ratio of	Investment	Ratio of	Investment
	Value	Net	Net Realized	Total from	Distributions from		Gains on	Net Asset		Net Assets,		Expenses to	Income (Loss)	Expenses to	Income (Loss)
	Beginning	Investment	& Unrealized	Investment	Net Investment		Investment	Value, End	Total	End of Period	Portfolio	Average Net	to Average	Average Net	to Average
Period Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income		Transactions	of Period	Return (b)	(in thousands)	Turnover (d)	Assets (c)	Net Assets (c)	Assets (c)	Net Assets (c)
JNL/AIM International Growth Fund

Class A
12/31/2007	$ 14.55	$ 0.30	$ 1.10	$ 1.40	$ (0.21)		$ -	$ 15.74	9.70%	$ 475,302	105%	1.03%	1.90%	n/a %	n/a %
12/31/2006	12.03	0.18	2.55	2.73	(0.21)		-	14.55	22.67	259,811	12	1.06	1.35	n/a	n/a
12/31/2005	11.04	0.14	1.04	1.18	(0.19)		-	12.03	10.69	201,554	71	1.08	1.25	n/a	n/a
12/31/2004	9.61	0.10	1.47	1.57	(0.14)		-	11.04	16.34	94,998	75	1.17	0.96	1.19	0.94
12/31/2003	7.59	0.10	2.06	2.16	(0.14)		-	9.61	28.53	96,811	114	1.23	1.17	1.26	1.14

Class B
12/31/2007	14.82	0.33	1.14	1.47	(0.30)		-	15.99	9.96	15,987	105	0.83	2.08	n/a	n/a
12/31/2006	12.08	0.13	2.64	2.77	(0.03)		-	14.82	22.97	14,618	12	0.85	0.88	n/a	n/a
12/31/2005	11.06	0.16	1.05	1.21	(0.19)		-	12.08	10.94	134	71	0.87	1.46	n/a	n/a
03/05(a)-12/31/2004	10.11	0.09	0.99	1.08	(0.13)		-	11.06	10.72	1	75	0.92	1.30	0.94	1.28

JNL/AIM Large Cap Growth Fund

Class A
12/31/2007	13.49	0.02	2.09	2.11	(0.01)		(0.66)	14.93	15.75	525,103	71	0.99	0.17	n/a	n/a
12/31/2006	12.51	0.02	0.96	0.98	0.00	(f)	-	13.49	7.86	396,703	90	1.00	0.12	n/a	n/a
12/31/2005	11.67	0.00	0.84	0.84	-		-	12.51	7.23	361,417	101	1.01	0.03	n/a	n/a
12/31/2004	10.61	0.01	1.05	1.06	-		-	11.67	9.99	191,003	96	1.07	0.09	1.10	0.06
12/31/2003	8.16	(0.02)	2.47	2.45	-		-	10.61	30.02	36,421	140	1.10	(0.41)	1.18	(0.49)

Class B
12/31/2007	13.55	0.05	2.11	2.16	(0.03)		(0.66)	15.02	16.05	436	71	0.80	0.36	n/a	n/a
12/31/2006	12.55	0.04	0.97	1.01	(0.01)		-	13.55	8.07	344	90	0.80	0.32	n/a	n/a
12/31/2005	11.69	0.02	0.84	0.86	-		-	12.55	7.39	236	101	0.81	0.23	n/a	n/a
03/05(a)-12/31/2004	10.99	0.02	0.68	0.70	-		-	11.69	6.37	24	96	0.86	0.55	0.90	0.52

JNL/AIM Real Estate Fund

Class A
12/31/2007	15.80	0.20	(2.58)	(2.38)	(0.17)	(0.81)	12.44	(15.01)	184,451	76	1.02	1.29	n/a	n/a
12/31/2006	11.70	0.42	3.84	4.26	(0.05)	(0.11)	15.80	36.38	254,557	37	1.02	2.98	n/a	n/a
05/02(a)-12/31/2005	10.00	0.21	1.49	1.70	-	-	11.70	17.00	79,209	36	1.05	3.37	n/a	n/a

Class B
12/31/2007	15.83	0.24	(2.60)	(2.36)	(0.14)	(0.81)	12.52	(14.82)	368	76	0.82	1.55	n/a	n/a
12/31/2006	11.72	0.44	3.85	4.29	(0.07)	(0.11)	15.83	36.59	378	37	0.82	3.13	n/a	n/a
05/02(a)-12/31/2005	10.00	0.23	1.49	1.72	-	-	11.72	17.20	146	36	0.85	3.57	n/a	n/a

JNL/AIM Small Cap Growth Fund

Class A
12/31/2007	14.27	(0.10)	1.71	1.61	-	(1.06)	14.82	11.37	73,951	37	1.15	(0.64)	n/a	n/a
12/31/2006	13.52	(0.11)	2.07	1.96	-	(1.21)	14.27	14.49	53,265	54	1.16	(0.79)	n/a	n/a
12/31/2005	12.47	(0.08)	1.13	1.05	-	-	13.52	8.42	49,776	65	1.16	(0.67)	n/a	n/a
12/31/2004	11.67	(0.12)	0.92	0.80	-	-	12.47	6.86	44,358	93	1.16	(0.92)	1.18	(0.94)
12/31/2003	8.43	(0.05)	3.29	3.24	-	-	11.67	38.43	43,940	30	1.15	(0.89)	1.19	(0.93)

Class B
12/31/2007	14.36	(0.07)	1.72	1.65	-	(1.06)	14.95	11.58	111	37	0.95	(0.47)	n/a	n/a
12/31/2006	13.57	(0.08)	2.08	2.00	-	(1.21)	14.36	14.74	215	54	0.96	(0.58)	n/a	n/a
12/31/2005	12.48	(0.04)	1.13	1.09	-	-	13.57	8.73	158	65	0.95	(0.46)	n/a	n/a
03/05(a)-12/31/2004	12.21	(0.02)	0.29	0.27	-	-	12.48	2.21	7	93	0.96	(0.68)	0.98	(0.70)

JNL/Capital Guardian Global Balanced Fund

Class A
12/31/2007	11.92	0.20	0.72	0.92	(0.14)	(0.75)	11.95	7.96	197,825	155	0.98	1.60	n/a	n/a
12/31/2006	11.03	0.18	1.01	1.19	(0.10)	(0.20)	11.92	10.79	162,743	62	1.02	1.55	n/a	n/a
12/31/2005	10.02	0.12	0.89	1.01	-	-	11.03	10.09	127,908	83	1.01	1.22	n/a	n/a
12/31/2004	9.27	0.12	0.75	0.87	(0.12)	-	10.02	9.42	104,564	164	1.03	1.25	1.04	1.24
12/31/2003	8.26	0.12	1.01	1.13	(0.12)	-	9.27	13.73	114,262	60	1.05	1.64	1.07	1.62

Class B
12/31/2007	12.07	0.23	0.74	0.97	(0.12)	(0.75)	12.17	8.24	290	155	0.78	1.78	n/a	n/a
12/31/2006	11.14	0.20	1.03	1.23	(0.10)	(0.20)	12.07	10.98	166	62	0.82	1.75	n/a	n/a
12/31/2005	10.10	0.14	0.90	1.04	-	-	11.14	10.31	131	83	0.81	1.42	n/a	n/a
03/05(a)-12/31/2004	9.52	0.06	0.58	0.64	(0.06)	-	10.10	6.78	2	164	0.77	1.38	0.78	1.37

(a) Commencement of operations.

(b) Total Return assumes reinvestment of all distributions for the period. Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for periods ended after December 31, 2005.
(f) Distributions of $0.00 represent amounts less than $0.005.

JNL/Capital Guardian Global Diversified Research Fund

Class A
12/31/2007	$ 22.23	$ (0.03)	$ 4.62	$ 4.59	$ (0.15)	$ -	$ 26.67	20.65%	$ 232,460	195%	1.10%	(0.11)%	n/a %	n/a %
12/31/2006	19.68	0.07	2.55	2.62	(0.07)	-	22.23	13.31	160,207	116	1.10	0.35	n/a	n/a
12/31/2005	19.41	0.08	0.29	0.37	(0.10)	-	19.68	1.91	188,593	264	1.10	0.30	n/a	n/a
12/31/2004	17.43	0.10	1.88	1.98	-	-	19.41	11.36	217,952	296	1.11	0.58	1.21	0.48
12/31/2003	14.06	0.13	3.24	3.37	-	-	17.43	23.97	197,288	120	1.13	0.70	1.18	0.65

Class B
12/31/2007	22.39	0.01	4.65	4.66	(0.30)	-	26.75	20.87	133	195	0.90	0.05	n/a	n/a
12/31/2006	19.76	0.10	2.58	2.68	(0.05)	-	22.39	13.57	204	116	0.90	0.49	n/a	n/a
12/31/2005	19.45	0.12	0.29	0.41	(0.10)	-	19.76	2.12	122	264	0.89	0.51	n/a	n/a
03/05(a)-12/31/2004	18.37	0.11	0.97	1.08	-	-	19.45	5.88	1	296	0.84	1.02	0.94	0.92

JNL/Capital Guardian International Small Cap Fund

Class A
12/03(a) - 12/31/2007	10.00	-	(0.13)	(0.13)	-	-	9.87	(1.30)	73,063	2	1.30	0.22	n/a	n/a

Class B
12/03(a) - 12/31/2007	10.00	-	(0.12)	(0.12)	-	-	9.88	(1.20)	108	2	1.11	0.43	n/a	n/a

JNL/Capital Guardian U.S. Growth Equity Fund

Class A
12/31/2007	21.58	-	2.10	2.10	-	-	23.68	9.73	226,712	190	1.00	(0.01)	n/a	n/a
12/31/2006	20.63	(0.01)	0.96	0.95	-	-	21.58	4.60	186,424	89	0.99	(0.07)	n/a	n/a
12/31/2005	19.71	(0.05)	0.97	0.92	-	-	20.63	4.67	216,007	77	0.99	(0.18)	n/a	n/a
12/31/2004	17.65	(0.02)	2.08	2.06	-	-	19.71	11.67	295,491	154	1.00	(0.09)	1.02	(0.11)
12/31/2003	13.03	(0.04)	4.66	4.62	-	-	17.65	35.46	257,852	78	1.04	(0.28)	1.08	(0.32)

Class B
12/31/2007	21.72	0.04	2.12	2.16	-	-	23.88	9.94	210	190	0.80	0.19	n/a	n/a
12/31/2006	20.71	0.02	0.99	1.01	-	-	21.72	4.88	173	89	0.80	0.12	n/a	n/a
12/31/2005	19.75	(0.01)	0.97	0.96	-	-	20.71	4.86	140	77	0.79	0.02	n/a	n/a
03/05(a)-12/31/2004	18.67	0.04	1.04	1.08	-	-	19.75	5.78	2	154	0.76	0.40	0.77	0.39

JNL/Credit Suisse Global Natural Resources Fund

Class A
01/16(a) - 12/31/2007	10.00	0.07	3.83	3.90	-	-	13.90	39.00	388,379	51	1.05	0.57	n/a	n/a

Class B
01/16(a) - 12/31/2007	10.00	0.12	3.81	3.93	-	-	13.93	39.30	302	51	0.85	0.96	n/a	n/a

JNL/Credit Suisse Long/Short Fund

Class A
01/16(a) - 12/31/2007	10.00	(0.02)	0.87	0.85	-		-	10.85	8.50	68,632	240	2.26	(g)	(0.19)	n/a	n/a

Class B
01/16(a) - 12/31/2007	10.00	-	0.87	0.87	-		-	10.87	8.70	117	240	2.07	(g)	(0.01)	n/a	n/a

JNL/Eagle Core Equity Fund

Class A
12/31/2007	17.22	0.20	(0.12)	0.08	(0.35)		(2.42)	14.53	0.59	81,088	43	0.94		1.13	n/a	n/a
12/31/2006	15.33	0.15	1.74	1.89	0.00	(f)	-	17.22	12.35	177,972	109	0.96		0.92	n/a	n/a
12/31/2005	14.96	0.14	0.36	0.50	(0.13)		-	15.33	3.37	244,280	106	0.96		0.77	n/a	n/a
12/31/2004	14.17	0.11	0.79	0.90	(0.11)		-	14.96	6.32	357,978	101	0.96		0.85	1.00	0.81
12/31/2003	11.45	0.09	2.72	2.81	(0.09)		-	14.17	24.54	245,913	81	0.97		0.83	1.01	0.79

Class B
12/31/2007	17.35	0.25	(0.12)	0.13	(0.13)		(2.42)	14.93	0.84	220	43	0.74		1.41	n/a	n/a
12/31/2006	15.42	0.19	1.74	1.93	0.00	(f)	-	17.35	12.53	175	109	0.76		1.16	n/a	n/a
12/31/2005	15.02	0.17	0.36	0.53	(0.13)		-	15.42	3.56	140	106	0.76		0.97	n/a	n/a
03/05(a)-12/31/2004	14.68	0.07	0.34	0.41	(0.07)		-	15.02	2.81	20	101	0.76		1.33	0.80	1.29

(a) Commencement of operations.

(b) Total Return assumes reinvestment of all distributions for the period. Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for periods ended after December 31, 2005.
(f) Distributions of $0.00 represent amounts less than $0.005.
(g) Includes dividend expense and borrowing fees on securities sold short of 1.06% and 1.06% for Class A and B shares, respectively for the period ended December 31, 2007.

JNL/Eagle SmallCap Equity Fund

Class A
12/31/2007	$ 22.19	$ (0.11)	$ 2.65	$ 2.54	$ -	$ (4.00)	$ 20.73	12.14%	$ 231,713	81%		1.03%		(0.45)%	n/a %	n/a %
12/31/2006	20.13	(0.15)	4.17	4.02	-	(1.96)	22.19	20.03	199,096	68		1.05		(0.67)	n/a	n/a
12/31/2005	19.97	(0.15)	0.66	0.51	-	(0.35)	20.13	2.52	159,471	57		1.06		(0.72)	n/a	n/a
12/31/2004	16.81	(0.12)	3.28	3.16	-	-	19.97	18.80	169,746	53		1.06		(0.76)	1.07	(0.77)
12/31/2003	12.01	(0.10)	4.90	4.80	-	-	16.81	39.97	109,972	70		1.05		(0.75)	1.10	(0.80)

Class B
12/31/2007	22.36	(0.06)	2.66	2.60	-	(4.00)	20.96	12.32	217	81		0.83		(0.24)	n/a	n/a
12/31/2006	20.22	(0.10)	4.20	4.10	-	(1.96)	22.36	20.34	245	68		0.85		(0.46)	n/a	n/a
12/31/2005	20.02	(0.11)	0.66	0.55	-	(0.35)	20.22	2.71	145	57		0.85		(0.51)	n/a	n/a
03/05(a)-12/31/2004	18.33	(0.04)	1.73	1.69	-	-	20.02	9.22	7	53		0.84		(0.53)	0.86	(0.55)

JNL/Franklin Templeton Founding Strategy Fund (g)

Class A
01/16(a) - 12/31/2007	10.00	0.24	(0.15)	0.09	-	-	10.09	0.90	800,395	9		0.05		2.42	n/a	n/a

JNL/Franklin Templeton Global Growth Fund

Class A
01/16(a) - 12/31/2007	10.00	0.11	(0.05)	0.06	(0.06)	(0.01)	9.99	0.63	318,542	3		1.10		1.15	n/a	n/a

Class B
01/16(a) - 12/31/2007	10.00	0.16	(0.08)	0.08	(0.10)	(0.01)	9.97	0.82	211	3		0.90		1.58	n/a	n/a

JNL/Franklin Templeton Income Fund

Class A
12/31/2007	10.70	0.60	(0.40)	0.20	(0.35)	(0.02)	10.53	1.85	549,659	21	(h)	1.02		5.45	n/a	n/a
05/01(a)-12/31/2006	10.00	0.34	0.64	0.98	(0.26)	(0.02)	10.70	9.78	64,653	43		1.10		4.85	n/a	n/a

Class B
12/31/2007	10.63	0.59	(0.38)	0.21	(0.65)	(0.02)	10.17	1.96	170	21	(h)	0.83		5.37	n/a	n/a
05/01(a)-12/31/2006	10.00	0.35	0.65	1.00	(0.35)	(0.02)	10.63	10.01	114	43		0.90		5.06	n/a	n/a

JNL/Franklin Templeton Mutual Shares Fund

Class A
01/16(a) - 12/31/2007	10.00	0.16	(0.14)	0.02	-	-	10.02	0.20	344,535	33		1.07	(i)	1.60	n/a	n/a

Class B
01/16(a) - 12/31/2007	10.00	0.13	(0.10)	0.03	-	-	10.03	0.30	210	33		0.86	(i)	1.29	n/a	n/a

JNL/Franklin Templeton Small Cap Value Fund

Class A
12/31/2007	12.86	0.11	(0.90)	(0.79)	(0.09)	(0.60)	11.38	(6.14)	100,289	26		1.16	0.80	n/a	n/a
12/31/2006	11.03	0.08	1.88	1.96	(0.02)	(0.11)	12.86	17.71	130,608	6		1.16	0.67	n/a	n/a
05/02(a)-12/31/2005	10.00	0.02	1.01	1.03	-	-	11.03	10.30	72,399	5		1.14	0.39	n/a	n/a

Class B
12/31/2007	12.89	0.13	(0.89)	(0.76)	(0.18)	(0.60)	11.35	(5.89)	123	26		0.96	0.96	n/a	n/a
12/31/2006	11.04	0.11	1.87	1.98	(0.02)	(0.11)	12.89	17.93	239	6		0.95	0.88	n/a	n/a
05/02(a)-12/31/2005	10.00	0.03	1.01	1.04	-	-	11.04	10.40	139	5		0.96	0.57	n/a	n/a

JNL/Goldman Sachs Core Plus Bond Fund

Class A
12/31/2007	11.60	0.57	0.23	0.80	(0.39)	-	12.01	6.91	614,033	186	(f)	0.91	4.79	n/a	n/a
12/31/2006	11.08	0.54	(0.01)	0.53	(0.01)	-	11.60	4.77	460,890	113	(f)	0.92	4.81	n/a	n/a
12/31/2005	11.47	0.44	(0.14)	0.30	(0.48)	(0.21)	11.08	2.62	338,943	97	(f)	0.93	4.44	n/a	n/a
12/31/2004	11.40	0.56	0.23	0.79	(0.53)	(0.19)	11.47	6.91	236,706	74	(f)	0.94	4.63	n/a	n/a
12/31/2003	10.63	0.49	0.95	1.44	(0.52)	(0.15)	11.40	13.53	197,923	61		0.95	5.03	n/a	n/a

Class B
12/31/2007	12.05	0.61	0.25	0.86	(0.78)	-	12.13	7.18	171	186	(f)	0.71	4.99	n/a	n/a
12/31/2006	11.49	0.58	(0.01)	0.57	(0.01)	-	12.05	4.94	259	113	(f)	0.72	5.01	n/a	n/a
12/31/2005	11.84	0.48	(0.14)	0.34	(0.48)	(0.21)	11.49	2.87	171	97	(f)	0.73	4.64	n/a	n/a
03/05(a)-12/31/2004	11.60	0.20	0.41	0.61	(0.18)	(0.19)	11.84	5.20	8	74	(f)	0.72	4.87	n/a	n/a

(a) Commencement of operations.

(b) Total Return assumes reinvestment of all distributions for the period. Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for periods ended after December 31, 2005.
(f) Portfolio Turnover including dollar roll transactions for JNL/Goldman Sachs Core Plus Bond Fund was 423%, 453%, 570%, and 332% in 2004, 2005, 2006, and 2007, respectively.
(g) Ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.
(h) Portfolio Turnover including dollar roll transactions for JNL/Franklin Templton Income Fund was 34% for 2007.
(i) Includes dividend expense and borrowing fees on securities sold short of 0.01% and 0.01% for Class A and B shares, respectively for the period ended December 31, 2007.

JNL/Goldman Sachs Mid Cap Value Fund

Class A
12/31/2007	$ 12.96	$ 0.14	$ 0.22	$ 0.36	$ (0.08)	$ (0.42)	$ 12.82	2.80%	$ 169,388	117%		1.03%	1.01%	n/a %	n/a %
12/31/2006	11.39	0.11	1.68	1.79	(0.04)	(0.18)	12.96	15.73	144,432	47		1.05	0.90	n/a	n/a
05/02(a)-12/31/2005	10.00	0.06	1.33	1.39	-	-	11.39	13.90	85,789	34		1.06	1.02	n/a	n/a

Class B
12/31/2007	12.99	0.16	0.22	0.38	(0.12)	(0.42)	12.83	2.97	210	117		0.83	1.16	n/a	n/a
12/31/2006	11.40	0.13	1.70	1.83	(0.06)	(0.18)	12.99	16.06	206	47		0.85	1.09	n/a	n/a
05/02(a)-12/31/2005	10.00	0.07	1.33	1.40	-	-	11.40	14.00	151	34		0.86	1.22	n/a	n/a

JNL/Goldman Sachs Short Duration Bond Fund

Class A
12/31/2007	10.31	0.49	0.01	0.50	(0.32)	-	10.49	4.82	311,237	73	(g)	0.75	4.62	n/a	n/a
05/01(a)-12/31/2006	10.00	0.31	-	0.31	-	-	10.31	3.10	327,071	109	(g)	0.74	4.52	n/a	n/a

Class B
12/31/2007	10.33	0.50	0.01	0.51	(0.31)	-	10.53	4.95	118	73	(g)	0.55	4.74	n/a	n/a
05/01(a)-12/31/2006	10.00	0.32	0.01	0.33	-	-	10.33	3.30	103	109	(g)	0.54	4.72	n/a	n/a

JNL/JPMorgan International Value Fund

Class A
12/31/2007	14.02	0.27	1.36	1.63	(0.17)	(1.13)	14.35	11.97	727,077	98		1.01	1.81	n/a	n/a
12/31/2006	10.94	0.26	3.23	3.49	(0.08)	(0.33)	14.02	31.98	485,663	83		1.04	2.09	n/a	n/a
12/31/2005	9.29	0.13	1.59	1.72	(0.01)	(0.06)	10.94	18.57	234,118	72		1.08	1.63	n/a	n/a
12/31/2004	7.65	0.07	1.65	1.72	(0.08)	-	9.29	22.54	82,081	90		1.13	1.14	n/a	n/a
12/31/2003	5.56	-	2.19	2.19	(0.10)	-	7.65	39.43	29,609	132		1.12	0.75	n/a	n/a

Class B
12/31/2007	14.23	0.31	1.38	1.69	(0.22)	(1.13)	14.57	12.23	467	98		0.81	2.01	n/a	n/a
12/31/2006	11.07	0.28	3.29	3.57	(0.08)	(0.33)	14.23	32.27	390	83		0.84	2.14	n/a	n/a
12/31/2005	9.37	0.15	1.62	1.77	(0.01)	(0.06)	11.07	18.90	165	72		0.87	1.84	n/a	n/a
03/05(a)-12/31/2004	8.17	0.03	1.18	1.21	(0.01)	-	9.37	14.85	5	90		0.93	1.36	n/a	n/a

JNL/JPMorgan Midcap Growth Fund

Class A
12/31/2007	18.59	(0.03)	1.51	1.48	-	-	20.07	7.96	184,228	184		1.01	(0.16)	n/a	n/a
12/31/2006	16.59	(0.01)	2.01	2.00	-	-	18.59	12.06	221,504	151		1.01	(0.07)	n/a	n/a
12/31/2005	15.67	(0.02)	0.99	0.97	(0.05)	-	16.59	6.16	217,173	149		1.01	(0.11)	n/a	n/a
12/31/2004	13.28	0.05	2.34	2.39	-	-	15.67	18.00	210,402	232		1.02	0.39	1.04	0.37
12/31/2003	9.79	(0.06)	3.55	3.49	-	-	13.28	35.65	158,013	32		1.05	(0.51)	1.07	(0.53)

Class B
12/31/2007	18.70	0.01	1.51	1.52	-	-	20.22	8.13	234	184		0.81	0.03	n/a	n/a
12/31/2006	16.65	0.02	2.03	2.05	-	-	18.70	12.31	163	151		0.81	0.14	n/a	n/a
12/31/2005	15.70	0.01	0.99	1.00	(0.05)	-	16.65	6.34	128	149		0.80	0.10	n/a	n/a
03/05(a)-12/31/2004	13.97	0.05	1.68	1.73	-	-	15.70	12.38	3	232		0.78	0.97	0.80	0.95

JNL/JPMorgan U.S. Government & Quality Bond Fund

Class A
12/31/2007	11.43	0.53	0.20	0.73	(0.42)	-	11.74	6.38	265,662	57	(f)	0.78	4.51	n/a	n/a
12/31/2006	11.07	0.46	(0.10)	0.36	-	-	11.43	3.25	235,088	114	(f)	0.79	4.16	n/a	n/a
12/31/2005	11.31	0.41	(0.14)	0.27	(0.41)	(0.10)	11.07	2.35	214,590	39	(f)	0.79	3.76	n/a	n/a
12/31/2004	11.47	0.54	(0.10)	0.44	(0.53)	(0.07)	11.31	3.85	197,863	65	(f)	0.79	3.92	n/a	n/a
12/31/2003	11.89	0.45	(0.31)	0.14	(0.42)	(0.14)	11.47	1.18	257,274	44		0.78	3.26	n/a	n/a

Class B
12/31/2007	11.89	0.57	0.22	0.79	(0.52)	-	12.16	6.64	138	57	(f)	0.58	4.71	n/a	n/a
12/31/2006	11.50	0.50	(0.11)	0.39	-	-	11.89	3.39	140	114	(f)	0.59	4.36	n/a	n/a
12/31/2005	11.71	0.44	(0.14)	0.30	(0.41)	(0.10)	11.50	2.53	121	39	(f)	0.59	3.96	n/a	n/a
03/05(a)-12/31/2004	11.75	0.16	0.02	0.18	(0.15)	(0.07)	11.71	1.54	13	65	(f)	0.61	4.22	n/a	n/a

JNL/Lazard Emerging Markets Fund

Class A
12/31/2007	10.99	0.18	3.32	3.50	(0.02)	-	14.47	31.81	411,866	53		1.29	1.37	n/a	n/a
05/01(a)-12/31/2006	10.00	0.10	0.89	0.99	-	-	10.99	9.90	88,626	28		1.35	1.52	n/a	n/a

Class B
12/31/2007	11.00	0.21	3.32	3.53	(0.04)	-	14.49	32.12	347	53		1.09	1.63	n/a	n/a
05/01(a)-12/31/2006	10.00	0.11	0.89	1.00	-	-	11.00	10.00	150	28		1.16	1.69	n/a	n/a

(a) Commencement of operations.

(b) Total Return assumes reinvestment of all distributions for the period. Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for periods ended after December 31, 2005.
(f) Portfolio Turnover including dollar roll transactions for JNL/JPMorgan U.S. Government & Quality Bond Fund was 643%, 487%, 524%, and 217% in 2004, 2005, 2006, and 2007, respectively.
(g) Portfolio Turnover including dollar roll transactions for JNL/Goldman Sachs Short Duration Bond Fund was 118% and 78% for 2006 and 2007, respectively.

JNL/Lazard Mid Cap Value Fund

Class A
12/31/2007	$ 14.08	$ 0.11	$ (0.50)	$ (0.39)	$ (0.08)	$ (2.14)	$ 11.47	(2.61)%	$ 243,429	84%	1.02%	0.71%	n/a %	n/a %
12/31/2006	13.54	0.07	1.89	1.96	(0.07)	(1.35)	14.08	14.56	217,646	70	1.03	0.50	n/a	n/a
12/31/2005	14.66	0.07	1.24	1.31	(0.06)	(2.37)	13.54	8.81	228,735	85	1.03	0.49	n/a	n/a
12/31/2004	13.16	0.02	3.21	3.23	(0.02)	(1.71)	14.66	24.72	222,542	101	1.08	0.20	1.13	0.15
12/31/2003	10.23	0.04	2.92	2.96	(0.03)	-	13.16	28.89	142,798	89	1.08	0.40	1.17	0.31

Class B
12/31/2007	14.23	0.14	(0.51)	(0.37)	(0.10)	(2.14)	11.62	(2.44)	3,683	84	0.82	0.92	n/a	n/a
12/31/2006	13.61	0.10	1.90	2.00	(0.03)	(1.35)	14.23	14.77	3,093	70	0.83	0.68	n/a	n/a
12/31/2005	14.70	0.10	1.24	1.34	(0.06)	(2.37)	13.61	8.99	253	85	0.83	0.69	n/a	n/a
03/05(a)-12/31/2004	14.28	0.02	2.13	2.15	(0.02)	(1.71)	14.70	15.20	29	101	0.88	0.45	0.93	0.40

JNL/Lazard Small Cap Value Fund

Class A
12/31/2007	12.27	0.04	(0.88)	(0.84)	(0.02)	(1.10)	10.31	(6.81)	133,109	106	1.06	0.31	n/a	n/a
12/31/2006	12.77	-	2.13	2.13	-	(2.63)	12.27	16.80	154,450	96	1.06	0.03	n/a	n/a
12/31/2005	13.81	(0.01)	0.67	0.66	-	(1.70)	12.77	4.65	197,826	99	1.06	(0.07)	n/a	n/a
12/31/2004	13.05	(0.02)	2.03	2.01	(0.01)	(1.24)	13.81	15.38	218,851	105	1.12	(0.20)	1.18	(0.26)
12/31/2003	9.40	0.01	3.64	3.65	-	-	13.05	38.83	155,191	71	1.13	0.17	1.20	0.10

Class B
12/31/2007	12.38	0.06	(0.88)	(0.82)	(0.06)	(1.10)	10.40	(6.63)	215	106	0.86	0.50	n/a	n/a
12/31/2006	12.83	0.04	2.14	2.18	-	(2.63)	12.38	17.12	291	96	0.86	0.26	n/a	n/a
12/31/2005	13.84	0.01	0.68	0.69	-	(1.70)	12.83	4.85	228	99	0.86	0.13	n/a	n/a
03/05(a)-12/31/2004	13.92	-	1.16	1.16	-	(1.24)	13.84	8.34	27	105	0.92	(0.10)	0.98	(0.16)

JNL/Mellon Capital Management 10 X 10 Fund (g)

Class A
04/30(a) - 12/31/2007	10.00	0.21	(0.29)	(0.08)	-	-	9.92	(0.80)	57,683	60	0.06	3.14	n/a	n/a

JNL/Mellon Capital Management Bond Index Fund

Class A
12/31/2007	10.92	0.52	0.18	0.70	(0.46)	-	11.16	6.43	349,683	45	(f)	0.60	4.68	n/a	n/a
12/31/2006	10.75	0.48	(0.09)	0.39	(0.22)	-	10.92	3.64	247,489	65	(f)	0.61	4.42	n/a	n/a
12/31/2005	10.83	0.18	0.02	0.20	(0.22)	(0.06)	10.75	1.85	180,542	361		0.61	3.46	n/a	n/a
12/31/2004	10.47	0.35	0.04	0.39	(0.03)	-	10.83	3.74	116,440	215		0.61	3.31	n/a	n/a
12/31/2003	10.48	0.23	0.07	0.30	(0.19)	(0.12)	10.47	2.87	83,547	71		0.60	3.29	n/a	n/a
01/15(a)-12/31/2002	10.00	0.36	0.50	0.86	(0.36)	(0.02)	10.48	8.55	34,286	77		0.60	4.12	n/a	n/a

Class B
12/31/2007	11.05	0.55	0.19	0.74	(0.35)	-	11.44	6.68	906	45	(f)	0.41	4.88	n/a	n/a
12/31/2006	10.70	0.50	(0.09)	0.41	(0.06)	-	11.05	3.85	692	65	(f)	0.41	4.65	n/a	n/a
12/31/2005	10.76	0.20	0.02	0.22	(0.22)	(0.06)	10.70	2.04	147	361		0.41	3.66	n/a	n/a
03/05(a)-12/31/2004	10.73	0.12	0.02	0.14	(0.11)	-	10.76	1.35	17	215		0.41	3.38	n/a	n/a

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

Class A
12/31/2007	8.78	0.10	0.23	0.33	(0.08)	(0.28)	8.75	3.76	89,477	54		0.79	1.12	n/a	n/a
12/31/2006	8.32	0.10	1.30	1.40	(0.12)	(0.82)	8.78	16.84	77,608	43		0.80	1.15	n/a	n/a
12/31/2005	8.80	0.05	0.33	0.38	(0.27)	(0.59)	8.32	4.24	62,053	46		0.80	0.96	n/a	n/a
12/31/2004	7.93	0.07	0.82	0.89	(0.02)	-	8.80	11.27	181,444	67		0.78	1.17	0.78	1.17
12/31/2003	6.16	0.03	1.76	1.79	(0.02)	-	7.93	29.09	89,068	124		0.87	0.87	0.89	0.85

Class B
12/31/2007	8.82	0.12	0.21	0.33	(0.16)	(0.28)	8.71	3.82	156	54		0.59	1.27	n/a	n/a
12/31/2006	8.28	0.12	1.29	1.41	(0.05)	(0.82)	8.82	17.06	243	43		0.60	1.35	n/a	n/a
12/31/2005	8.73	0.08	0.33	0.41	(0.27)	(0.59)	8.28	4.63	179	46		0.61	1.15	n/a	n/a
03/05(a)-12/31/2004	8.24	0.08	0.48	0.56	(0.07)	-	8.73	6.85	4	67		0.58	1.55	0.58	1.55

JNL/Mellon Capital Management Index 5 Fund (g)

Class A
04/30(a) - 12/31/2007	10.00	0.36	(0.36)	-	-	-	10.00	0.00	29,922	32		0.06	5.34	n/a	n/a

(a) Commencement of operations.

(b) Total Return assumes reinvestment of all distributions for the period. Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for periods ended after December 31, 2005.
(f) Portfolio Turnover including dollar roll transactions for JNL/Mellon Capital Management Bond Index Fund was 79% and 52% in 2006 and 2007, respectively.
(g) Ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.

JNL/Mellon Capital Management International Index Fund

Class A
12/31/2007	$ 16.54	$ 0.40	$ 1.29	$ 1.69	$ (0.45)	$ (0.23)	$ 17.55	10.39%	$ 645,505	5%	0.65%	2.23%	n/a %	n/a %
12/31/2006	13.59	0.32	3.15	3.47	(0.37)	(0.15)	16.54	25.58	497,487	2	0.66	2.11	n/a	n/a
12/31/2005	13.67	0.29	1.53	1.82	(0.27)	(1.63)	13.59	13.31	294,677	43	0.66	2.08	n/a	n/a
12/31/2004	11.45	0.16	2.07	2.23	(0.01)	-	13.67	19.49	298,098	3	0.66	1.83	n/a	n/a
12/31/2003	8.44	0.10	3.04	3.14	(0.13)	-	11.45	37.31	97,126	2	0.65	1.59	n/a	n/a
01/15 (a)-12/31/2002	10.00	0.15	(1.51)	(1.36)	(0.20)	-	8.44	(13.60)	26,518	32	0.65	1.56	n/a	n/a

Class B
12/31/2007	16.88	0.44	1.32	1.76	(0.37)	(0.23)	18.04	10.56	10,527	5	0.45	2.43	n/a	n/a
12/31/2006	13.60	0.22	3.30	3.52	(0.09)	(0.15)	16.88	25.93	5,982	2	0.47	1.40	n/a	n/a
12/31/2005	13.66	0.31	1.53	1.84	(0.27)	(1.63)	13.60	13.46	374	43	0.46	2.28	n/a	n/a
03/05(a)-12/31/2004	12.05	0.05	1.62	1.67	(0.06)	-	13.66	13.85	50	3	0.46	1.19	n/a	n/a

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

Class A
12/31/2007	14.96	0.17	0.93	1.10	(0.05)	(1.23)	14.78	7.45	464,641	25	0.60	1.06	n/a	n/a
12/31/2006	14.21	0.14	1.24	1.38	(0.13)	(0.50)	14.96	9.69	381,163	10	0.61	0.97	n/a	n/a
12/31/2005	13.28	0.09	1.51	1.60	(0.10)	(0.57)	14.21	11.98	288,486	15	0.61	0.82	n/a	n/a
12/31/2004	11.47	0.06	1.75	1.81	-	-	13.28	15.79	198,751	14	0.60	0.62	n/a	n/a
12/31/2003	8.55	0.03	2.92	2.95	(0.03)	-	11.47	34.55	81,077	18	0.60	0.65	0.61	0.64
01/15(a)-12/31/2002	10.00	0.06	(1.45)	(1.39)	(0.06)	-	8.55	(13.94)	12,728	60	0.60	0.60	0.61	0.59

Class B
12/31/2007	15.07	0.21	0.94	1.15	(0.04)	(1.23)	14.95	7.69	3,470	25	0.40	1.27	n/a	n/a
12/31/2006	14.22	0.19	1.22	1.41	(0.06)	(0.50)	15.07	9.91	2,804	10	0.41	1.26	n/a	n/a
12/31/2005	13.27	0.11	1.51	1.62	(0.10)	(0.57)	14.22	12.14	245	15	0.41	1.02	n/a	n/a
03/05(a)-12/31/2004	12.28	0.05	0.98	1.03	(0.04)	-	13.27	8.42	90	14	0.40	0.84	n/a	n/a

JNL/Mellon Capital Management S&P 500 Index Fund

Class A
12/31/2007	12.06	0.18	0.40	0.58	(0.16)	(0.12)	12.36	4.90	656,286	3	0.59	1.45	n/a	n/a
12/31/2006	10.68	0.16	1.45	1.61	(0.15)	(0.08)	12.06	15.08	559,179	1	0.60	1.42	n/a	n/a
12/31/2005	10.66	0.13	0.34	0.47	(0.12)	(0.33)	10.68	4.37	427,375	14	0.61	1.30	n/a	n/a
12/31/2004	9.84	0.12	0.87	0.99	(0.12)	(0.05)	10.66	10.06	361,845	7	0.60	1.49	n/a	n/a
12/31/2003	7.79	0.03	2.13	2.16	(0.08)	(0.03)	9.84	27.79	190,338	9	0.60	1.22	0.61	1.21
01/15(a)-12/31/2002	10.00	0.05	(2.26)	(2.21)	-	-	7.79	(22.10)	46,776	2	0.60	1.15	0.61	1.14

Class B
12/31/2007	12.27	0.21	0.41	0.62	(0.20)	(0.12)	12.57	5.14	10,797	3	0.39	1.65	n/a	n/a
12/31/2006	10.76	0.21	1.44	1.65	(0.06)	(0.08)	12.27	15.29	9,547	1	0.40	1.74	n/a	n/a
12/31/2005	10.72	0.15	0.34	0.49	(0.12)	(0.33)	10.76	4.54	537	14	0.41	1.50	n/a	n/a
03/05(a)-12/31/2004	10.25	0.09	0.52	0.61	(0.09)	(0.05)	10.72	5.91	239	7	0.40	2.07	n/a	n/a

JNL/Mellon Capital Management Small Cap Index Fund

Class A
12/31/2007	14.79	0.18	(0.51)	(0.33)	(0.04)	(0.89)	13.53	(2.11)	361,126	21	0.60	1.21	n/a	n/a
12/31/2006	13.44	0.15	2.19	2.34	(0.12)	(0.87)	14.79	17.49	339,124	17	0.60	1.02	n/a	n/a
12/31/2005	13.43	0.08	0.49	0.57	(0.09)	(0.47)	13.44	4.22	237,460	16	0.60	0.84	n/a	n/a
12/31/2004	11.46	0.07	1.93	2.00	-	(0.03)	13.43	17.42	173,822	18	0.60	0.81	n/a	n/a
12/31/2003	7.94	0.05	3.59	3.64	(0.04)	(0.08)	11.46	45.88	76,130	38	0.60	0.75	0.61	0.74
01/15(a)-12/31/2002	10.00	0.08	(2.06)	(1.98)	(0.08)	-	7.94	(19.79)	20,027	49	0.60	0.96	0.62	0.94

Class B
12/31/2007	14.86	0.21	(0.50)	(0.29)	(0.02)	(0.89)	13.66	(1.84)	2,771	21	0.40	1.41	n/a	n/a
12/31/2006	13.42	0.20	2.16	2.36	(0.05)	(0.87)	14.86	17.66	2,714	17	0.40	1.33	n/a	n/a
12/31/2005	13.39	0.10	0.49	0.59	(0.09)	(0.47)	13.42	4.38	248	16	0.40	1.04	n/a	n/a
03/05(a)-12/31/2004	12.33	0.06	1.08	1.14	(0.05)	(0.03)	13.39	9.24	85	18	0.40	1.25	n/a	n/a

JNL/Oppenheimer Global Growth Fund

Class A
12/31/2007	15.25	0.13	0.81	0.94	(0.12)	(1.10)	14.97	6.33	372,934	31	1.05	0.79	n/a	n/a
12/31/2006	13.53	0.08	2.21	2.29	(0.07)	(0.50)	15.25	16.96	349,246	30	1.06	0.58	n/a	n/a
12/31/2005	11.92	0.08	1.56	1.64	(0.03)	-	13.53	13.74	289,390	27	1.06	0.74	n/a	n/a
12/31/2004	10.12	0.03	1.78	1.81	(0.01)	-	11.92	17.93	235,047	18	1.06	0.56	n/a	n/a
12/31/2003	7.20	0.03	2.89	2.92	-	-	10.12	40.56	104,625	38	1.05	0.57	n/a	n/a

Class B
12/31/2007	15.35	0.17	0.81	0.98	(0.12)	(1.10)	15.11	6.56	397	31	0.85	1.02	n/a	n/a
12/31/2006	13.57	0.11	2.22	2.33	(0.05)	(0.50)	15.35	17.21	386	30	0.86	0.72	n/a	n/a
12/31/2005	11.93	0.11	1.56	1.67	(0.03)	-	13.57	13.98	204	27	0.86	0.94	n/a	n/a
03/05(a)-12/31/2004	10.71	0.03	1.21	1.24	(0.02)	-	11.93	11.60	24	18	0.86	0.59	n/a	n/a

(a) Commencement of operations.

(b) Total Return assumes reinvestment of all distributions for the period. Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for periods ended after December 31, 2005.

JNL/PAM Asia ex-Japan Fund

Class A
12/03(a) - 12/31/2007	$ 10.00	$ (0.01)	$ (0.19)	$ (0.20)	$ -	$ -		$ 9.80	(2.00)%	$ 11,747	0%		1.30%	(0.67)%	n/a %	n/a %

Class B
12/03(a) - 12/31/2007	10.00	-	(0.20)	(0.20)	-	-		9.80	(2.00)	98	0		1.10	(0.47)	n/a	n/a

JNL/PAM China-India Fund

Class A
12/03(a) - 12/31/2007	10.00	(0.01)	(0.01)	(0.02)	-	-		9.98	(0.20)	4,888	0		1.40	(0.93)	n/a	n/a

Class B
12/03(a) - 12/31/2007	10.00	(0.01)	(0.01)	(0.02)	-	-		9.98	(0.20)	100	0		1.20	(0.74)	n/a	n/a

JNL/PIMCO Real Return Fund

Class A
01/16(a) - 12/31/2007	10.00	0.43	0.66	1.09	-	-		11.09	10.90	397,393	1,215	(f)	0.80	4.27	n/a	n/a

Class B
01/16(a) - 12/31/2007	10.00	0.32	0.79	1.11	-	-		11.11	11.10	126	1,215	(f)	0.60	3.20	n/a	n/a

JNL/PIMCO Total Return Bond Fund

Class A
12/31/2007	11.66	0.54	0.42	0.96	(0.56)	(0.02)		12.04	8.25	1,037,811	119	(f)	0.80	4.54	n/a	n/a
12/31/2006	11.70	0.50	(0.10)	0.40	(0.44)	0.00	(g)	11.66	3.38	760,176	63	(f)	0.81	4.20	n/a	n/a
12/31/2005	11.96	0.27	0.02	0.29	(0.33)	(0.22)		11.70	2.40	571,892	183	(f)	0.81	3.15	n/a	n/a
12/31/2004	11.76	0.17	0.36	0.53	(0.20)	(0.13)		11.96	4.45	390,124	163	(f)	0.81	1.72	n/a	n/a
12/31/2003	11.60	0.13	0.42	0.55	(0.17)	(0.22)		11.76	4.78	317,301	147		0.80	2.02	n/a	n/a

Class B
12/31/2007	12.22	0.59	0.45	1.04	(0.60)	(0.02)		12.64	8.53	8,145	119	(f)	0.61	4.74	n/a	n/a
12/31/2006	11.91	0.55	(0.13)	0.42	(0.11)	0.00	(g)	12.22	3.57	6,953	63	(f)	0.60	4.51	n/a	n/a
12/31/2005	12.15	0.29	0.02	0.31	(0.33)	(0.22)		11.91	2.52	174	183	(f)	0.60	3.36	n/a	n/a
03/05(a)-12/31/2004	12.02	0.08	0.22	0.30	(0.04)	(0.13)		12.15	2.46	30	163	(f)	0.61	3.09	n/a	n/a

JNL/PPM America Core Equity Fund

Class A
12/31/2007	22.73	0.06	(1.71)	(1.65)	(0.08)	-	21.00	(7.25)	129,957	184	0.98	0.25	n/a	n/a
12/31/2006	20.06	0.07	2.69	2.76	(0.09)	-	22.73	13.75	143,203	105	0.98	0.34	n/a	n/a
12/31/2005	18.59	0.07	1.56	1.63	(0.16)	-	20.06	8.75	161,881	135	0.98	0.37	n/a	n/a
12/31/2004	16.54	0.20	1.96	2.16	(0.11)	-	18.59	13.04	149,669	91	0.99	0.95	1.06	0.88
12/31/2003	13.04	0.08	3.47	3.55	(0.05)	-	16.54	27.23	164,927	75	1.00	0.45	1.07	0.38

Class B
12/31/2007	22.84	0.10	(1.71)	(1.61)	(0.11)	-	21.12	(7.07)	145	184	0.78	0.43	n/a	n/a
12/31/2006	20.10	0.11	2.70	2.81	(0.07)	-	22.84	14.00	148	105	0.78	0.53	n/a	n/a
12/31/2005	18.59	0.11	1.56	1.67	(0.16)	-	20.10	8.96	124	135	0.78	0.57	n/a	n/a
03/05(a)-12/31/2004	17.26	0.15	1.32	1.47	(0.14)	-	18.59	8.55	11	91	0.78	2.15	0.85	2.08

JNL/PPM America High Yield Bond Fund

Class A
12/31/2007	8.22	0.66	(0.75)	(0.09)	(0.70)	-	7.43	(1.10)	303,282	95	0.78	7.92	n/a	n/a
12/31/2006	7.95	0.62	0.21	0.83	(0.56)	-	8.22	10.51	365,753	62	0.80	7.49	n/a	n/a
12/31/2005	8.51	0.62	(0.48)	0.14	(0.62)	(0.08)	7.95	1.69	276,421	33	0.81	7.39	n/a	n/a
12/31/2004	8.03	0.17	0.49	0.66	(0.18)	-	8.51	8.22	284,949	149	0.83	6.97	n/a	n/a
12/31/2003	6.98	0.75	1.05	1.80	(0.75)	-	8.03	25.79	19,464	72	0.90	8.47	n/a	n/a

Class B
12/31/2007	8.81	0.72	(0.79)	(0.07)	(0.72)	-	8.02	(0.79)	3,999	95	0.58	8.12	n/a	n/a
12/31/2006	8.12	0.66	0.21	0.87	(0.18)	-	8.81	10.72	4,443	62	0.59	7.60	n/a	n/a
12/31/2005	8.66	0.64	(0.48)	0.16	(0.62)	(0.08)	8.12	1.89	214	33	0.60	7.60	n/a	n/a
03/05(a)-12/31/2004	8.15	0.14	0.41	0.55	(0.04)	-	8.66	6.84	13	149	0.63	7.20	n/a	n/a

(a) Commencement of operations.

(b) Total Return assumes reinvestment of all distributions for the period. Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for periods ended after December 31, 2005.

(f) Portfolio Turnover including dollar roll transactions for JNL/PIMCO Real Return Fund was 1,340% in 2007. Portfolio Turnover including dollar roll transactions for JNL/PIMCO Total Return Bond Fund was 352%,

409%, 271%, and 402% in 2004, 2005, 2006, and 2007, respectively.
(g) Distributions of $0.00 represent amounts less than $0.005.

JNL/PPM America Value Equity Fund

Class A
12/31/2007	$ 20.44	$ 0.33	$ (1.48)	$ (1.15)	$ (0.14)		$ -	$ 19.15	(5.63)%	$ 219,654	86%	0.86%	1.55%	n/a %	n/a %
12/31/2006	18.09	0.17	2.19	2.36	(0.01)		-	20.44	13.03	165,734	145	0.97	0.92	n/a	n/a
12/31/2005	17.42	0.24	0.61	0.85	(0.18)		-	18.09	4.91	181,363	79	0.97	0.97	n/a	n/a
12/31/2004	16.09	0.24	1.33	1.57	(0.24)		-	17.42	9.76	215,615	46	0.97	1.24	1.01	1.20
12/31/2003	13.06	0.16	3.04	3.20	(0.17)		-	16.09	24.55	309,732	68	0.98	1.16	1.03	1.11

Class B
12/31/2007	20.60	0.37	(1.48)	(1.11)	(0.19)		-	19.30	(5.36)	132	86	0.66	1.75	n/a	n/a
12/31/2006	18.20	0.22	2.18	2.40	0.00	(g)	-	20.60	13.21	129	145	0.77	1.14	n/a	n/a
12/31/2005	17.48	0.28	0.62	0.90	(0.18)		-	18.20	5.18	107	79	0.76	1.18	n/a	n/a
03/05(a)-12/31/2004	16.82	0.21	0.66	0.87	(0.21)		-	17.48	5.17	1	46	0.75	1.58	0.79	1.54

JNL/S&P Competitive Advantage Fund

Class A
12/03(a) - 12/31/2007	10.00	0.01	(0.08)	(0.07)	(0.01)		-	9.92	(0.74)	15,294	0	0.70	1.46	n/a	n/a

Class B
12/03(a) - 12/31/2007	10.00	0.01	(0.08)	(0.07)	(0.01)		-	9.92	(0.67)	99	0	0.47	1.93	n/a	n/a

JNL/S&P Dividend Income & Growth Fund

Class A
12/03(a) - 12/31/2007	10.00	0.02	(0.24)	(0.22)	(0.01)		-	9.77	(2.24)	7,203	0	0.70	2.03	n/a	n/a

Class B
12/03(a) - 12/31/2007	10.00	0.03	(0.26)	(0.23)	(0.02)		-	9.75	(2.28)	98	0	0.47	3.29	n/a	n/a

JNL/S&P Intrinsic Value Fund

Class A
12/03(a) - 12/31/2007	10.00	0.02	(0.10)	(0.08)	(0.01)		-	9.91	(0.81)	18,261	0	0.70	2.06	n/a	n/a

Class B
12/03(a) - 12/31/2007	10.00	0.02	(0.09)	(0.07)	(0.02)		-	9.91	(0.71)	99	0	0.48	2.37	n/a	n/a

JNL/S&P Total Yield Fund

Class A
12/03(a) - 12/31/2007	10.00	0.01	0.06	0.07	0.00	(g)	-	10.07	0.74	9,806	0	0.70	1.26	n/a	n/a

Class B
12/03(a) - 12/31/2007	10.00	0.01	0.07	0.08	(0.01)		-	10.07	0.81	101	0	0.48	1.64	n/a	n/a

JNL/S&P 4 Fund (f)

Class A
12/03(a) - 12/31/2007	10.00	0.02	(0.09)	(0.07)	-	-	9.93	(0.70)	22,194	0	0.05	2.85	n/a	n/a

JNL/S&P Disciplined Growth Fund (f)

Class A
01/16(a) - 12/31/2007	10.00	0.36	0.29	0.65	-	-	10.65	6.50	16,525	28	0.19	3.58	n/a	n/a

JNL/S&P Disciplined Moderate Fund (f)

Class A
01/16(a) - 12/31/2007	10.00	0.48	0.22	0.70	-	-	10.70	7.00	34,588	31	0.18	4.75	n/a	n/a

JNL/S&P Disciplined Moderate Growth Fund (f)

Class A
01/16(a) - 12/31/2007	10.00	0.35	0.32	0.67	-	-	10.67	6.70	40,459	31	0.18	3.49	n/a	n/a

JNL/S&P Managed Aggressive Growth Fund (f)

Class A
12/31/2007	13.91	0.08	1.19	1.27	(0.24)	(0.05)	14.89	9.17	702,285	46	0.17	0.56	n/a	n/a
12/31/2006	12.80	0.04	1.95	1.99	(0.04)	(0.84)	13.91	15.57	672,325	33	0.17	0.28	n/a	n/a
12/31/2005	11.89	0.25	0.76	1.01	(0.10)	-	12.80	8.48	657,320	35	0.18	0.22	n/a	n/a
12/31/2004	10.57	0.02	1.31	1.33	(0.01)	-	11.89	12.61	670,711	62	0.18	0.41	n/a	n/a
12/31/2003	8.44	0.06	2.20	2.26	(0.13)	-	10.57	26.80	164,016	4	0.20	0.97	n/a	n/a

JNL/S&P Managed Conservative Fund (f)

Class A
12/31/2007	11.29	0.34	0.37	0.71	(0.27)	(0.26)	11.47	6.30	264,755	54	0.18	2.92	n/a	n/a
12/31/2006	10.70	0.20	0.64	0.84	(0.18)	(0.07)	11.29	7.85	137,126	39	0.19	1.82	n/a	n/a
12/31/2005	10.35	0.26	0.13	0.39	(0.03)	(0.01)	10.70	3.73	80,642	16	0.19	3.54	n/a	n/a
10/04(a)-12/31/2004	10.00	0.14	0.21	0.35	-	-	10.35	3.50	13,909	13	0.18	12.94	n/a	n/a

(a) Commencement of operations.

(b) Total Return assumes reinvestment of all distributions for the period. Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for periods ended after December 31, 2005.
(f) Ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.
(g) Distributions of $0.00 represent amounts less than $0.005.

JNL/S&P Managed Growth Fund (g)

Class A
12/31/2007	$ 13.62	$ 0.12	$ 1.05	$ 1.17	$ (0.24)	$ (0.71)	$ 13.84	8.70%	$ 1,388,072	34%	0.15%	0.86%	n/a %	n/a %
12/31/2006	12.56	0.07	1.71	1.78	(0.07)	(0.65)	13.62	14.15	1,246,802	34	0.16	0.53	n/a	n/a
12/31/2005	12.23	0.30	0.61	0.91	(0.13)	(0.45)	12.56	7.44	1,059,806	32	0.16	0.62	n/a	n/a
12/31/2004	11.07	0.07	1.19	1.26	(0.06)	(0.04)	12.23	11.41	1,001,562	47	0.17	0.67	n/a	n/a
12/31/2003	9.25	0.08	1.93	2.01	(0.19)	-	11.07	21.73	609,887	3	0.20	1.40	n/a	n/a

JNL/S&P Managed Moderate Fund (g)

Class A
12/31/2007	11.90	0.28	0.64	0.92	(0.29)	(0.32)	12.21	7.74	521,470	30	0.19	2.26	n/a	n/a
12/31/2006	11.04	0.17	0.97	1.14	(0.13)	(0.15)	11.90	10.39	314,249	35	0.19	1.44	n/a	n/a
12/31/2005	10.54	0.24	0.29	0.53	(0.02)	(0.01)	11.04	4.99	157,719	11	0.18	3.13	n/a	n/a
10/04(a)-12/31/2004	10.00	0.11	0.43	0.54	-	-	10.54	5.40	19,873	0	0.18	11.25	n/a	n/a

JNL/S&P Managed Moderate Growth Fund (g)

Class A
12/31/2007	13.08	0.19	0.92	1.11	(0.28)	(0.71)	13.20	8.65	1,403,279	34	0.16	1.34	n/a	n/a
12/31/2006	12.13	0.12	1.36	1.48	(0.12)	(0.41)	13.08	12.17	1,123,984	29	0.16	0.97	n/a	n/a
12/31/2005	11.67	0.34	0.41	0.75	(0.20)	(0.09)	12.13	6.41	861,543	21	0.17	1.39	n/a	n/a
12/31/2004	10.91	0.12	0.92	1.04	(0.11)	(0.17)	11.67	9.58	619,106	38	0.18	1.20	n/a	n/a
12/31/2003	9.48	0.10	1.58	1.68	(0.25)	-	10.91	17.75	402,322	2	0.20	1.79	n/a	n/a

JNL/S&P Growth Retirement Strategy Fund (g)

Class A
01/16(a) - 12/31/2007	10.00	0.24	0.53	0.77	(0.19)	(0.04)	10.54	7.74	3,857	21	0.61	2.33	n/a	n/a

JNL/S&P Moderate Growth Retirement Strategy Fund (g)

Class A
01/16(a) - 12/31/2007	10.00	0.29	0.40	0.69	(0.25)	(0.01)	10.43	6.91	3,347	19	0.61	2.92	n/a	n/a

JNL/S&P Moderate Retirement Strategy Fund (g)

Class A
01/16(a) - 12/31/2007	10.00	0.36	0.21	0.57	(0.33)	(0.02)	10.22	5.66	2,936	17	0.61	3.65	n/a	n/a

JNL/S&P Retirement 2015 Fund (g)

Class A
12/31/2007	11.00	0.22	0.79	1.01	(0.03)	(0.06)	11.92	9.20	17,394	42		0.18	1.85	n/a	n/a
01/17(a)- 12/31/2006	10.00	0.16	0.84	1.00	-	-	11.00	10.00	5,128	27		0.19	1.58	n/a	n/a

JNL/S&P Retirement 2020 Fund (g)

Class A
12/31/2007	11.12	0.17	0.90	1.07	(0.03)	(0.06)	12.10	9.56	9,564	58		0.18	1.45	n/a	n/a
01/17(a)- 12/31/2006	10.00	0.13	0.99	1.12	-	-	11.12	11.20	2,356	19		0.20	1.35	n/a	n/a

JNL/S&P Retirement 2025 Fund (g)

Class A
12/31/2007	11.20	0.18	0.95	1.13	(0.02)	(0.06)	12.25	10.11	5,511	76		0.18	1.50	n/a	n/a
01/17(a)- 12/31/2006	10.00	0.15	1.05	1.20	-	-	11.20	12.00	1,133	45		0.22	1.53	n/a	n/a

JNL/S&P Retirement Income Fund (g)

Class A
12/31/2007	10.74	0.34	0.40	0.74	(0.06)	(0.04)	11.38	6.91	32,868	38		0.18	3.00	n/a	n/a
01/17(a)- 12/31/2006	10.00	0.34	0.40	0.74	-	-	10.74	7.40	9,889	46		0.19	3.46	n/a	n/a

JNL/Select Balanced Fund

Class A
12/31/2007	17.35	0.48	0.81	1.29	(0.37)	(0.71)	17.56	7.49	526,511	41	(f)	0.78	2.62	n/a	n/a
12/31/2006	15.75	0.42	1.73	2.15	(0.31)	(0.24)	17.35	13.65	439,868	46	(f)	0.79	2.55	n/a	n/a
12/31/2005	17.12	0.34	0.58	0.92	(0.38)	(1.91)	15.75	5.30	396,350	42	(f)	0.79	2.22	n/a	n/a
12/31/2004	15.55	0.36	1.33	1.69	(0.02)	(0.10)	17.12	10.88	381,316	121		0.80	2.42	n/a	n/a
12/31/2003	13.14	0.32	2.51	2.83	(0.30)	(0.12)	15.55	21.57	303,892	54		0.80	2.49	0.81	2.48

Class B
12/31/2007	17.39	0.52	0.81	1.33	(0.17)	(0.71)	17.84	7.73	665	41	(f)	0.58	2.83	n/a	n/a
12/31/2006	15.64	0.45	1.72	2.17	(0.18)	(0.24)	17.39	13.89	276	46	(f)	0.59	2.75	n/a	n/a
12/31/2005	16.98	0.37	0.58	0.95	(0.38)	(1.91)	15.64	5.52	198	42	(f)	0.59	2.42	n/a	n/a
03/05(a)-12/31/2004	16.19	0.17	0.89	1.06	(0.17)	(0.10)	16.98	6.54	22	121		0.60	2.68	n/a	n/a

(a) Commencement of operations.

(b) Total Return assumes reinvestment of all distributions for the period. Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for periods ended after December 31, 2005.
(f) Portfolio Turnover including dollar roll transactions for JNL/Select Balanced Fund was 142%, 64%, and 76% in 2005, 2006, and 2007, respectively.
(g) Ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.

JNL/Select Money Market Fund

Class A
12/31/2007	$ 1.00	$ 0.05	$ -	$ 0.05	$ (0.05)	$ -	$ 1.00	4.76%	$ 651,204	n/a %	0.58%	4.63%	n/a %	n/a %
12/31/2006	1.00	0.04	-	0.04	(0.04)	-	1.00	4.49	269,095	n/a	0.59	4.42	n/a	n/a
12/31/2005	1.00	0.02	-	0.02	(0.02)	-	1.00	2.71	258,452	n/a	0.60	2.66	n/a	n/a
12/31/2004	1.00	0.01	-	0.01	(0.01)	-	1.00	0.78	237,815	n/a	0.61	0.81	n/a	n/a
12/31/2003	1.00	0.01	-	0.01	(0.01)	-	1.00	0.46	184,440	n/a	0.69	0.47	n/a	n/a

Class B
12/31/2007	1.00	0.05	-	0.05	(0.05)	-	1.00	4.97	4,617	n/a	0.38	4.84	n/a	n/a
12/31/2006	1.00	0.05	-	0.05	(0.05)	-	1.00	4.70	2,955	n/a	0.39	4.80	n/a	n/a
12/31/2005	1.00	0.02	-	0.02	(0.02)	-	1.00	2.91	469	n/a	0.40	2.88	n/a	n/a
03/05(a)-12/31/2004	1.00	0.01	-	0.01	(0.01)	-	1.00	0.91	38	n/a	0.40	1.57	n/a	n/a

JNL/Select Value Fund

Class A
12/31/2007	19.42	0.29	1.22	1.51	(0.26)	(1.34)	19.33	7.90	538,410	41	0.83	1.39	n/a	n/a
12/31/2006	16.90	0.25	3.28	3.53	(0.31)	(0.70)	19.42	20.86	481,805	34	0.84	1.37	n/a	n/a
12/31/2005	16.71	0.17	1.20	1.37	(0.20)	(0.98)	16.90	8.15	277,461	29	0.86	1.41	n/a	n/a
12/31/2004	14.70	0.12	2.05	2.17	(0.06)	(0.10)	16.71	14.77	154,283	136	0.86	1.50	n/a	n/a
12/31/2003	10.97	0.11	3.71	3.82	(0.03)	(0.06)	14.70	34.80	54,532	16	0.85	1.81	0.88	1.78
09/30(a)-12/31/2002	10.00	0.06	0.91	0.97	-	-	10.97	9.70	18,004	9	0.85	2.24	0.98	2.11

Class B
12/31/2007	19.66	0.33	1.25	1.58	(0.33)	(1.34)	19.57	8.13	15,294	41	0.63	1.59	n/a	n/a
12/31/2006	16.91	0.34	3.22	3.56	(0.11)	(0.70)	19.66	21.05	12,976	34	0.64	1.76	n/a	n/a
12/31/2005	16.68	0.21	1.20	1.41	(0.20)	(0.98)	16.91	8.41	158	29	0.65	1.62	n/a	n/a
03/05(a)-12/31/2004	15.47	0.11	1.31	1.42	(0.11)	(0.10)	16.68	9.22	27	136	0.66	1.73	n/a	n/a

JNL/T. Rowe Price Established Growth Fund

Class A
12/31/2007	21.84	0.09	2.16	2.25	(0.08)	(1.52)	22.49	10.12	1,043,708	56	0.88	0.40	n/a	n/a
12/31/2006	19.44	0.09	2.57	2.66	(0.09)	(0.17)	21.84	13.70	750,771	46	0.90	0.46	n/a	n/a
12/31/2005	18.36	0.04	1.08	1.12	(0.04)	-	19.44	6.09	732,553	41	0.91	0.24	n/a	n/a
12/31/2004	16.77	0.08	1.58	1.66	(0.07)	-	18.36	9.89	606,885	37	0.92	0.51	0.93	0.50
12/31/2003	12.85	0.02	3.90	3.92	-	-	16.77	30.54	474,046	36	0.92	0.14	0.95	0.11

Class B
12/31/2007	22.02	0.15	2.09	2.24	(0.12)	(1.45)	22.69	10.31	34,482	56	0.68	0.62	n/a	n/a
12/31/2006	19.50	0.14	2.58	2.72	(0.03)	(0.17)	22.02	13.95	32,185	46	0.70	0.64	n/a	n/a
12/31/2005	18.38	0.06	1.10	1.16	(0.04)	-	19.50	6.30	193	41	0.70	0.45	n/a	n/a
03/05(a)-12/31/2004	17.44	0.08	0.93	1.01	(0.07)	-	18.38	5.81	24	37	0.73	1.21	0.74	1.20

JNL/T. Rowe Price Mid-Cap Growth Fund

Class A
12/31/2007	29.05	(0.01)	4.97	4.96	0.00	(f)	(3.64)	30.37	17.26	697,484	45	1.02	(0.04)	n/a	n/a
12/31/2006	29.64	0.05	1.96	2.01	(0.05)		(2.55)	29.05	6.76	625,869	37	1.02	0.16	n/a	n/a
12/31/2005	27.87	(0.07)	4.01	3.94	-		(2.17)	29.64	14.10	623,382	30	1.02	(0.32)	n/a	n/a
12/31/2004	24.89	(0.13)	4.61	4.48	-		(1.50)	27.87	18.03	541,739	34	1.02	(0.55)	1.04	(0.57)
12/31/2003	18.05	(0.12)	7.08	6.96	-		(0.12)	24.89	38.60	379,541	43	1.03	(0.60)	1.04	(0.61)

Class B
12/31/2007	29.28	0.06	5.01	5.07	0.00	(f)	(3.64)	30.71	17.50	29,638	45	0.82	0.18	n/a	n/a
12/31/2006	29.76	0.03	2.05	2.08	(0.01)		(2.55)	29.28	6.97	24,998	37	0.81	0.08	n/a	n/a
12/31/2005	27.92	0.01	4.00	4.01	-		(2.17)	29.76	14.32	276	30	0.82	(0.12)	n/a	n/a
03/05(a)-12/31/2004	26.20	(0.03)	3.25	3.22	-		(1.50)	27.92	12.32	33	34	0.81	(0.24)	0.82	(0.25)

JNL/T. Rowe Price Value Fund

Class A
12/31/2007	15.62	0.26	(0.14)	0.12	(0.20)		(0.89)	14.65	0.85	707,468	33	0.95	1.59	n/a	n/a
12/31/2006	13.93	0.22	2.57	2.79	(0.13)		(0.97)	15.62	20.11	681,711	26	0.96	1.48	n/a	n/a
12/31/2005	13.64	0.13	0.70	0.83	(0.11)		(0.43)	13.93	6.07	544,901	29	0.97	1.08	n/a	n/a
12/31/2004	11.92	0.12	1.68	1.80	(0.08)		-	13.64	15.12	485,126	42	0.99	1.01	1.01	0.99
12/31/2003	9.22	0.06	2.70	2.76	(0.06)		-	11.92	29.97	404,470	28	1.00	1.05	1.02	1.03

Class B
12/31/2007	15.83	0.29	(0.14)	0.15	(0.14)		(0.89)	14.95	1.03	641	33	0.75	1.73	n/a	n/a
12/31/2006	14.03	0.26	2.58	2.84	(0.07)		(0.97)	15.83	20.30	391	26	0.76	1.71	n/a	n/a
12/31/2005	13.69	0.17	0.71	0.88	(0.11)		(0.43)	14.03	6.42	281	29	0.77	1.28	n/a	n/a
03/05(a)-12/31/2004	12.50	0.05	1.18	1.23	(0.04)		-	13.69	9.87	34	42	0.79	1.51	0.80	1.50

(a) Commencement of operations.

(b) Total Return assumes reinvestment of all distributions for the period. Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for periods ended after December 31, 2005.
(f) Distributions of $0.00 represent amounts less than $0.005.

The accompanying notes are an integral part of these Financial Statements.

NOTE 1. ORGANIZATION

The JNL Series Trust ("Trust") is an open-end management investment company organized under the laws of the state of Massachusetts, by a Declaration of Trust, dated June 1, 1994. The Trust is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (“1940 Act”), and the Securities Act of 1933, as amended. The Trust currently offers shares in sixty-eight (68) separate funds (each a “Fund”, and collectively, "Funds"), each with its own investment objective:

Adviser/Sub-Advisor:	Fund: (co-Sub-Advisors are in parentheses)
AIM Capital Management, Inc.	JNL/AIM International Growth Fund, JNL/AIM Large Cap Growth Fund, JNL/AIM Real Estate Fund (INVESCO
Institutional N.A., Inc.), JNL/AIM Small Cap Growth Fund
Capital Guardian Trust Company	JNL/Capital Guardian Global Balanced Fund, JNL/Capital Guardian Global Diversified Research Fund, JNL/Capital Guardian
International Small Cap Fund, JNL/Capital Guardian U.S. Growth Equity Fund
Credit Suisse Asset Management, LLC	JNL/Credit Suisse Global Natural Resources Fund (Credit Suisse Asset Management Limited) and JNL/Credit Suisse
Long/Short Fund
Eagle Asset Management, Inc.	JNL/Eagle Core Equity Fund and JNL/Eagle SmallCap Equity Fund
Templeton Global Advisors Limited	JNL/Franklin Templeton Global Growth Fund
Franklin Advisers, Inc.	JNL/Franklin Templeton Income Fund
Franklin Mutual Advisers, LLC	JNL/Franklin Templeton Mutual Shares Fund
Franklin Advisory Services, LLC	JNL/Franklin Templeton Small Cap Value Fund
Goldman Sachs Asset Management, L.P.	JNL/Goldman Sachs Core Plus Bond Fund (Goldman Sachs Asset Management International), JNL/Goldman Sachs
Mid Cap Value Fund, JNL/Goldman Sachs Short Duration Bond Fund
J.P. Morgan Investment Management Inc.	JNL/JPMorgan International Value Fund, JNL/JPMorgan MidCap Growth Fund, JNL/JPMorgan U.S. Government &
Quality Bond Fund
Lazard Asset Management, LLC	JNL/Lazard Emerging Markets Fund, JNL/Lazard Mid Cap Value Fund, JNL/Lazard Small Cap Value Fund
Mellon Capital Management Corporation	JNL/Mellon Capital Management Bond Index Fund, JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund,
JNL/Mellon Capital Management International Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund,
JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management Small Cap Index Fund
OppenheimerFunds, Inc.	JNL/Oppenheimer Global Growth Fund
Pacific Investment Management Company LLC	JNL/PIMCO Real Return Fund and JNL/PIMCO Total Return Bond Fund
PPM America, Inc.	JNL/PPM America Core Equity, JNL/PPM America High Yield Bond Fund, JNL/PPM America Value Equity Fund
Prudential Asset Management (Singapore) Limited	JNL/PAM Asia ex-Japan Fund and JNL/PAM China-India Fund (Both Funds were not publicly offered as of December 31, 2007)
Standard & Poor’s Investment Advisory	JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund,
Services LLC	JNL/S&P Total Yield Fund (all co-Sub-Advised by Mellon Capital Management Corporation)
Standard & Poor’s Investment Advisory	JNL/S&P Disciplined Growth Fund, JNL/S&P Disciplined Moderate Fund, JNL/S&P Disciplined Moderate Growth Fund,
Services LLC , the funds are collectively	JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Growth Fund,
known as “JNL/S&P Funds”	JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Retirement 2015 Fund,
JNL/S&P Retirement 2020 Fund, JNL/S&P Retirement 2025 Fund, JNL/S&P Retirement Income Fund (all have a fund of funds structure which invests in other affiliated underlying funds)
Standard & Poor’s Investment Advisory	JNL/S&P Growth Retirement Strategy Fund, JNL/S&P Moderate Growth Retirement Strategy Fund, JNL/S&P Moderate
Services LLC, the funds are collectively known	Retirement Strategy Fund (all have a fund of funds structure) (all co-Sub-Advised by Mellon Capital Management Corporation)
as “JNL/S&P Retirement Strategy Funds”
Wellington Management Company, LLP	JNL/Select Balanced Fund, JNL/Select Money Market Fund, JNL/Select Value Fund
T. Rowe Price Associates, Inc.	JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC	JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital
(“JNAM” or “Adviser”)	Management Index 5 Fund, JNL/S&P 4 Fund (all have a fund of funds structure which invests in other affiliated underlying funds)

The Trust consists of all diversified Funds for purposes of the 1940 Act, with the exception of the following non-diversified Funds: JNL/Lazard Mid Cap Value Fund, JNL/Lazard Small Cap Value Fund, JNL/PAM Asia ex-Japan Fund, JNL/PAM China-India Fund, JNL/PIMCO Real Return Fund, JNL/S&P Funds, JNL/S&P 4 Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income and Growth Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Total Yield Fund, and JNL/S&P Retirement Strategy Funds.

Effective January 16, 2007, JNL/Putnam Value Equity Fund was renamed JNL/PPM America Value Equity Fund and is managed by PPM America, Inc. Prior to January 16, 2007, JNL/Putnam Value Equity Fund was managed by Putnam Investment Management, LLC.

Effective April 27, 2007, JNL/T. Rowe Price Established Growth Fund acquired JNL/Alger Growth Fund and JNL/Oppenheimer Growth Fund. See Note 6 for additional information regarding this Fund acquisition.

Effective April 30, 2007, JNL/Western Asset High Yield Bond Fund, JNL Western Asset Strategic Bond Fund, and JNL/ Western Asset U.S. Government & Quality Bond Fund were renamed JNL/PPM America High Yield Bond Fund, JNL/Goldman Sachs Core Plus Bond Fund, and JNL/JPMorgan U.S. Government & Quality Bond Fund, respectively. JNL/PPM America High Yield Bond Fund is managed by PPM America, Inc. JNL/Goldman Sachs Core Plus Bond Fund is managed by Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International. JNL/JPMorgan U.S. Government & Quality Bond Fund is managed by J.P. Morgan Investment Management Inc.

Prior to April 30, 2007, JNL/Western Asset High Yield Bond Fund and JNL/Western Asset U.S. Government & Quality Bond Fund were managed by Western Asset Management Company. JNL/Western Asset Strategic Bond Fund was managed by Western Asset Management Company and Western Asset Management Company

Limited. JNL/FMR Balanced Fund was renamed JNL/FI Balanced Fund and JNL/FMR Mid-Cap Equity Fund was renamed JNL/FI Mid-Cap Equity Fund, both are managed by Pyramis Global Advisors, LLC. Prior to April 30, 2007, these Funds were managed by Fidelity Management & Research Company.

All of the following events were effective December 3, 2007: JNL/FI Mid-Cap Equity Fund acquired JNL/Putnam Midcap Fund. See Note 6 for additional information regarding this Fund acquisition. Additionally, JNL/FI Mid-Cap Equity Fund was renamed JNL/JPMorgan MidCap Growth Fund and is managed by J.P. Morgan Investment Management Inc. Prior to December 3, 2007, JNL/FI Mid-Cap Equity Fund was managed by Pyramis Global Advisors, LLC. JNL/FI Balanced Fund was renamed JNL/Capital Guardian Global Balanced Fund and is managed by Capital Guardian Trust Company. Prior to December 3, 2007, JNL/FI Balanced Fund was managed by Pyramis Global Advisors, LLC. JNL/JPMorgan International Equity Fund was renamed JNL/AIM International Growth Fund and is managed by AIM Capital Management, Inc. Prior to December 3, 2007, JNL/JPMorgan International Equity Fund was managed by J.P. Morgan Investment Management Inc. JNL/Putnam Equity Fund was renamed JNL/PPM America Core Equity Fund and is managed by PPM America, Inc. Prior to December 3, 2007, JNL/Putnam Equity Fund was managed by Putnam Investment Management LLC. JNL/Select Global Growth Fund was renamed JNL/Capital Guardian Global Diversified Research Fund and JNL/Select Large Cap Growth Fund was renamed JNL/Capital Guardian U.S. Growth Equity Fund, both are managed by Capital Guardian Trust Company. Prior to December 3, 2007, these Funds were managed by Wellington Management Company LLP.

Each Fund, except the JNL/S&P Funds, JNL/S&P 4 Fund, JNL/S&P Retirement Strategy Funds, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Management 10 x 10 Fund, and JNL/Mellon Capital Management Index 5 Fund, offers Class A and Class B shares. The two classes differ principally in applicable 12b-1 Fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights. Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

JNAM is a wholly-owned subsidiary of Jackson National Life Insurance Company ("Jackson") and serves as investment adviser to each of the Funds. Shares are presently offered to Jackson, Jackson National Life Insurance Company of New York, and their separate accounts to fund the benefits of variable annuity and variable life policies. Shares are also sold to qualified plans.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed and consistently applied by the Funds in the preparation of these financial statements.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications – Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Security Valuation – The net asset value shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. Bonds are generally valued on the basis of prices furnished by approved pricing services or based on quotations provided by reputable broker-dealers. Stocks and investment funds traded on an exchange are generally valued on the basis of prices furnished by approved pricing services and may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in absence of a sale. Investments in mutual funds and the securities lending collateral investment are valued at the net asset value per share determined as of the close of the NYSE on the valuation date. Other short-term securities maturing within 60 days and all securities in the JNL/Select Money Market Fund are valued at amortized cost, which approximates market value. Stocks not listed on a national or foreign stock exchange are generally valued on the basis of prices furnished by approved pricing services and may be valued at the closing bid price on the over-the-counter market.

Pursuant to procedures adopted by the Trust’s Board of Trustees (“Board”), the Funds may utilize international Fair Value Pricing (“FVP”). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has caused the closing prices to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following day, as well as company specific or geography specific developments. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the Fund’s holdings, such that shareholder transactions receive a fair net asset value.

A security for which no quotations are readily available or a quotation is not reflective of the value of such security shall be “fair valued” pursuant to the Board approved procedures. In general, the “fair value” of a security shall be the amount the owner of such security might reasonably expect to receive upon its current sale.

Security Transactions and Investment Income - Security transactions are recorded on the trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Realized gains and losses are determined on the specific identification basis.

Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars generally using exchange rates in effect as of 4:00 PM Eastern Time. Purchases and sales of investment securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments, respectively. Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from portfolio and transaction hedges. Net change in unrealized appreciation or depreciation on foreign currency related items arises from changes in the fair value of assets and liabilities, other than investments in securities, at period end resulting from changes in exchange rates.

Forward Foreign Currency Contracts - A Fund may enter into forward foreign currency contracts, generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales or to minimize foreign currency risk on portfolio securities denominated in foreign currencies. All contracts are marked-to-market daily based on the forward currency exchange rates determined as of the close of the NYSE. The change in market value is recorded as a receivable or payable from forward currency contracts. When a contract is closed, the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded as net realized gain (loss) on foreign currency related items.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the receivable or payable related to foreign currency contracts reflected in the Statements of Assets and Liabilities. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract.

When-Issued and Forward Sales Commitments - A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. On the trade date, the Fund records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. Income is not accrued until settlement date. The Adviser identifies liquid assets in a sufficient amount to meet the purchase price.

Unregistered Securities - A Fund may own certain investment securities, which are unregistered and thus restricted to resale. Many of these securities are valued using prices from third party vendors. These securities are sometimes valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. Where future dispositions of the securities require registration under the Securities Act of 1933, as amended, the Funds have the right to include their securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Options Transactions – A Fund may buy and sell option contracts to manage its exposure to changes in securities prices and foreign currencies or as an efficient means of adjusting overall exposure to certain markets. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current value of the option purchased. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and the failure of the counterparty to honor their obligation under the contract.

A Fund may write covered call options on portfolio securities. When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current value. Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform. Exchange traded options are valued by approved pricing sources at the last sales price as of the close of business on the local exchange.

Futures Contracts - A Fund may buy and sell futures contracts to manage its exposure to changes in securities prices and foreign currencies or as an efficient means of adjusting overall exposure to certain markets. The risks associated with the use of futures contracts include the possibility that the value may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Futures contracts are valued based upon their quoted daily settlement prices. In the event that the settlement price is unavailable, the closing price will be used for valuation. The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin reflected in the Statements of Assets and Liabilities.

Dollar Roll Transactions - A Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may only enter into covered rolls. A “covered roll” is a type of dollar roll for which the Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Repurchase Agreements - A Fund may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller, generally a bank or broker-dealer, to repurchase that security back from the Fund at a specified price and date or upon demand. The underlying securities used as collateral for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Procedures for all repurchase agreements have been designed to assure that the daily market value of the collateral is in excess of the repurchase agreement in the event of default. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Securities Loaned - The Trust has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Funds receive a fee equal to a percentage of the net income generated by the collateral held during each lending transaction. The custodian is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in the Mellon

GSL Delaware Business Trust Collateral Fund (a pooled investment fund approved by the Adviser). In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. The Funds bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

Securities Sold Short - A Fund may enter into short sales transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount so maintained plus any amounts deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Potential losses from short sales may be unlimited.

Swaps - A Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a specific issuer. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Swaps are marked to market daily based upon prices provided from market makers or information from pricing vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Net periodic payments or any payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Inflation-Indexed Bonds - A Fund may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Distributions to Shareholders – The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The JNL/Select Money Market Fund declares dividends daily and pays dividends monthly. For all other Funds, dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carryforwards.

Federal Income Taxes – Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to qualify as a regulated investment company and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Ordinary income and net capital gain distributions paid by the fund are subject to federal taxation.

U.S. Government Agencies or Government-Sponsored Enterprises - Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

NOTE 3. INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

The Trust has an investment advisory agreement with JNAM, whereby, JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and payable monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to sub-advisers as compensation for their services.

The following is a schedule of the fees each Fund is currently obligated to pay JNAM.

	$0 to	$50 M to	$100 M to	$150 M to	$200 M to	$250 M to	$300 M to	$350 M to	$500 M to	$750 M to	$1.0 B to	Over
(M - Millions; B - Billions)	$50 M	$100 M	$150 M	$200 M	$250 M	$300 M	$350 M	$500 M	$750 M	$1.0 B	$1.5 B	$1.5 B

JNL/AIM International Growth Fund (b)	0.70%	0.70%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%	0.60%	0.60%	0.60%	0.60%
JNL/AIM Large Cap Growth Fund (g)	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65
JNL/AIM Real Estate Fund	0.75	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70
JNL/AIM Small Cap Growth Fund	0.85	0.85	0.85	0.85	0.85	0.85	0.80	0.80	0.80	0.80	0.80	0.80
JNL/Capital Guardian Global Balanced Fund	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.60	0.60	0.60	0.60

	$0 to	$50 M to	$100 M to	$150 M to	$200 M to	$250 M to	$300 M to	$350 M to	$500 M to	$750 M to	$1.0 B to	Over
(M - Millions; B - Billions)	$50 M	$100 M	$150 M	$200 M	$250 M	$300 M	$350 M	$500 M	$750 M	$1.0 B	$1.5 B	$1.5 B
JNL/Capital Guardian Global Diversified Research Fund	0.75%	0.75%	0.75%	0.70%	0.70%	0.70%	0.70%	0.70%	0.65%	0.60%	0.60%	0.60%
JNL/Capital Guardian International Small Cap Fund	0.95	0.95	0.95	0.95	0.95	0.95	0.95	0.95	0.90	0.90	0.90	0.90
JNL/Capital Guardian U.S. Growth Equity Fund	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.60	0.55	0.55	0.55
JNL/Credit Suisse Global Natural Resources Fund	0.70	0.70	0.70	0.70	0.70	0.70	0.60	0.60	0.60	0.60	0.60	0.60
JNL/Credit Suisse Long/Short Fund	0.85	0.85	0.85	0.85	0.85	0.85	0.75	0.75	0.75	0.75	0.75	0.75
JNL/Eagle Core Equity Fund	0.65	0.65	0.60	0.60	0.60	0.60	0.55	0.55	0.55	0.55	0.55	0.55
JNL/Eagle SmallCap Equity Fund (a)	0.75	0.75	0.70	0.70	0.70	0.70	0.70	0.70	0.65	0.65	0.65	0.65
JNL/Franklin Templeton Founding Strategy Fund	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
JNL/Franklin Templeton Global Growth Fund	0.75	0.75	0.75	0.75	0.75	0.75	0.65	0.65	0.60	0.60	0.60	0.60
JNL/Franklin Templeton Income Fund	0.80	0.80	0.75	0.75	0.65	0.65	0.65	0.65	0.60	0.60	0.60	0.60
JNL/Franklin Templeton Mutual Shares Fund	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.70	0.70	0.70	0.70
JNL/Franklin Templeton Small Cap Value Fund	0.85	0.85	0.85	0.85	0.77	0.77	0.77	0.77	0.75	0.75	0.75	0.75
JNL/Goldman Sachs Core Plus Bond Fund (c)	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.55	0.55	0.55	0.55
JNL/Goldman Sachs Mid Cap Value Fund	0.75	0.75	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70
JNL/Goldman Sachs Short Duration Bond Fund	0.45	0.45	0.45	0.45	0.45	0.40	0.40	0.40	0.40	0.40	0.40	0.40
JNL/JPMorgan International Value Fund (d)	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.60	0.60	0.60	0.60
JNL/JPMorgan MidCap Growth Fund	0.70	0.70	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.60	0.60	0.55
JNL/JPMorgan U.S. Government & Quality Bond Fund	0.50	0.50	0.50	0.45	0.45	0.45	0.40	0.40	0.35	0.35	0.35	0.35
JNL/Lazard Emerging Markets Fund	1.00	1.00	0.90	0.90	0.90	0.85	0.85	0.85	0.85	0.85	0.85	0.85
JNL/Lazard Mid Cap Value Fund	0.75	0.75	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.65	0.65
JNL/Lazard Small Cap Value Fund	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.70	0.70	0.70	0.70
JNL/Mellon Capital 10 x 10 Fund	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
JNL/Mellon Capital Management Bond Index Fund	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.25	0.24	0.24	0.24
JNL/Mellon Capital Management Enhanced
S&P 500 Stock Index Fund	0.50	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45
JNL/Mellon Capital Management Index 5 Fund	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
JNL/Mellon Capital Management
International Index Fund	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.25	0.24	0.24	0.24
JNL/Mellon Capital Management
S&P 400 MidCap Index Fund	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.24	0.23	0.23	0.23
JNL/Mellon Capital Management S&P 500 Index Fund	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.24	0.23	0.23	0.23
JNL/Mellon Capital Management Small Cap Index Fund	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.24	0.23	0.23	0.23
JNL/Oppenheimer Global Growth Fund	0.70	0.70	0.70	0.70	0.70	0.70	0.60	0.60	0.60	0.60	0.60	0.60
JNL/PAM Asia ex-Japan Fund	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.85	0.85	0.85	0.85
JNL/PAM China-India Fund	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.85	0.85	0.85	0.85
JNL/PIMCO Real Return Fund	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.475	0.475
JNL/PIMCO Total Return Bond Fund	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50
JNL/PPM America Core Equity Fund (h)	0.65	0.65	0.65	0.60	0.60	0.60	0.575	0.575	0.575	0.575	0.575	0.575
JNL/PPM America High Yield Bond Fund (e)	0.50	0.50	0.50	0.45	0.45	0.45	0.45	0.45	0.425	0.425	0.425	0.425
JNL/PPM America Value Equity Fund (f)	0.55	0.55	0.55	0.55	0.55	0.55	0.50	0.50	0.50	0.50	0.50	0.50
JNL/S&P Competitive Advantage Fund	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.35	0.35	0.35	0.35
JNL/S&P Dividend Income & Growth Fund	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.35	0.35	0.35	0.35
JNL/S&P Intrinsic Value Fund	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.35	0.35	0.35	0.35
JNL/S&P Total Yield Fund	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.35	0.35	0.35	0.35
JNL/S&P 4 Fund	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
JNL/S&P Funds	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.08	0.08	0.08	0.08
JNL/S&P Retirement Strategy Funds	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.27	0.27	0.27	0.27
JNL/Select Balanced Fund	0.55	0.50	0.50	0.475	0.475	0.475	0.45	0.45	0.425	0.425	0.425	0.425
JNL/Select Money Market Fund	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.25	0.25	0.25	0.25
JNL/Select Value Fund	0.55	0.55	0.55	0.55	0.55	0.55	0.50	0.50	0.45	0.45	0.45	0.45
JNL/T. Rowe Price Established Growth Fund	0.65	0.65	0.65	0.60	0.60	0.60	0.60	0.60	0.55	0.55	0.55	0.55
JNL/T. Rowe Price Mid-Cap Growth Fund	0.75	0.75	0.75	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70
JNL/T. Rowe Price Value Fund	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.60	0.60	0.60	0.60

(a)	Prior to April 30, 2007, the fees were 0.75% on assets up to $150 million, 0.70% on assets over $150 million up to $500 million, and 0.65% on assets over $500 million.
(b)

Prior to December 3, 2007, the Fund was called JNL/JPMorgan International Equity Fund. The fees were 0.75% on assets up to $50 million, 0.70% on assets over $50 million up to $200 million, 0.65% on assets over $200 million up to $500 million, and 0.60% on assets over $500 million.

(c)

Prior to April 30, 2007, the Fund was called JNL/Western Asset Strategic Bond Fund. The fees were 0.65% on assets up to $150 million, 0.60% on assets over $150 million up to $500 million, and 0.55% on assets over $500 million.

(d)

Prior to April 30, 2007, the fees were 0.75% on assets up to $50 million, 0.70% on assets over $50 million up to $200 million, 0.65% on assets over $200 million up to $500 million, and 0.60% on assets over $500 million.

(e)

Prior to April 30, 2007, the Fund was called JNL/Western Asset High Yield Bond Fund. The fees were 0.55% on assets up to $50 million, 0.50% on assets over $50 million up to $150 million, 0.475% on assets over $150 million up to $300 million, 0.45% on assets over $300 million up to $500 million, and 0.425% on assets over $500 million.

(f)

Prior to January 16, 2007, the Fund was called JNL/Putnam Value Equity Fund. The fees were 0.675% on assets up to $150 million, 0.60% on assets over $150 million up to $300 million, and 0.575% on assets over $300 million.

(g)	Prior to December 3, 2007, the fees were 0.75% on assets up to $50 million, 0.70% on assets on assets over $50 up to $300 million, and 0.65% on assets over $300 million.
(h)

Prior to December 3, 2007, the Fund was called JNL/Putnam Equity Fund. The fees were 0.675% on assets up to $150 million, 0.60% on assets over $150 million up to $300 million, and 0.575% on assets over $300 million.

Administrative Fee – JNAM also serves as the “Administrator” to the Funds. The Funds pay an Administrative Fee based on the average daily net assets of each Fund, accrued daily, paid monthly. The JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital Management Index 5 Fund, JNL/S&P 4 Fund, and JNL/S&P Funds pay JNAM an annual Administrative Fee of 0.05%. The JNL/AIM International Growth Fund, JNL/Capital Guardian Global Balanced Fund (prior to December 3, 2007, the Fund paid JNAM an annual Administrative Fee of 0.10%), JNL/Capital Guardian Global Diversified Research Fund, JNL/Capital Guardian International Small Cap Fund, JNL/Credit Suisse Global Natural Resources Fund, JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Global Growth Fund, JNL/JPMorgan International Value Fund, JNL/Lazard Emerging Markets Fund, JNL/Mellon Capital Management International Index Fund and JNL/Oppenheimer Global Growth Fund pay JNAM an annual Administration Fee of 0.15%. The JNL/PAM Asia ex-Japan Fund pays JNAM an annual Administrative Fee of 0.20%. The JNL/PAM China-India Fund pays an annual Administrative Fee of 0.30%. All other Funds pay JNAM an annual Administration Fee of 0.10%.

In return for the Administrative Fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal (except for litigation expenses incurred by the JNL/Franklin Templeton Mutual Shares Fund), audit, fund accounting, transfer agency, custody, printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and independent legal counsel to the disinterested Trustees, and a portion of the costs associated with the Chief Compliance Officer.

12b-1 Fees - The Funds, except for the JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital Management Index 5 Fund, JNL/S&P 4 Fund, and JNL/S&P Funds, have adopted a Distribution Plan under the provisions of Rule 12b-1 of the 1940 Act for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of each Fund’s Class A shares (through the sale of variable insurance products funded by the Trust). Jackson National Life Distributors LLC ("JNLD") is the principal underwriter of the Funds, with responsibility for promoting sales of their shares. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. JNLD is a wholly-owned subsidiary of Jackson and is an affiliate of JNAM. The maximum 12b-1 fee allowed shall be 0.20% of the average daily net assets attributable to the Class A shares. Amounts charged pursuant to the Distribution Plan are reflected in the Statements of Operations as "12b-1 fees (Class A)".

Directed Brokerage Commissions - The sub-advisers may allocate a portion of a Fund’s equity security transactions (subject to obtaining best execution of each transaction) through certain designated broker-dealers which will rebate a portion of the brokerage commissions to that Fund. Any amount credited to the Fund is reflected as brokerage commissions recaptured in the Statements of Operations.

Affiliated Brokerage Commissions - During the period ended December 31, 2007, JNL/Goldman Sachs Core Plus Bond Fund, JNL/Goldman Sachs Mid Cap Value Fund, JNL/JPMorgan International Value Fund, JNL/JPMorgan MidCap Growth Fund, and JNL/Oppenheimer Global Growth Fund, paid $18, $15, $4, $17, and $1; in thousands, respectively, to affiliates of the Funds for brokerage fees on the execution of purchases and sales of portfolio investments.

Deferred Compensation Plan – Effective January 1, 2007, the Funds adopted a Deferred Compensation Plan whereby non-interested Trustees may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, shall be treated as if invested and reinvested in shares of one or more other funds offered by the Advisor at the discretion of the applicable Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Prior to January 1, 2007, Trustees were able to defer the receipt of their compensation. Deferred amounts under this plan are credited at a rate of return of 5%. Liabilities related to deferred balances are included in the Trustee fees payable in the Statements of Assets and Liabilities. Expenses associated with deferred balances are included in the Trustee fees set forth in the Statements of Operations.

Investments in affiliates - During year ended December 31, 2007, certain Funds invested in money market funds for temporary purposes, which were managed by JNAM or another affiliate of the Funds. The JNL Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public. Certain Funds participating in securities lending receive cash collateral, which is invested by the custodian in the Mellon GSL Delaware Business Trust Collateral Fund which may be considered affiliated with the Funds. The JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital Management Index 5 Fund, JNL/S&P Funds, and JNL/S&P 4 Fund invested solely in the Class A shares of other affiliated Funds of the Trust and JNL Variable Funds. The JNL/Mellon Capital Management International Index Fund invested in Prudential plc, the parent company of Jackson. The JNL/Mellon Capital Management S&P 500 Index Fund invested in Bank of New York Mellon Corp., the parent company of its subadviser. The total market value and cost of such affiliated investments is disclosed separately in the Statements of Assets and Liabilities, and the associated income is disclosed separately in the Statements of Operations.

NOTE 4. PURCHASES AND SALES OF SECURITIES

Information with respect to the cost of purchases and proceeds from sales of long-term securities for the period ended December 31, 2007, is as follows (in thousands):

	Investment Securities		U.S. Government Obligations
	Purchases	Sales	Purchases	Sales
JNL/AIM International Growth Fund	$567,936	$409,906	$-	$-
JNL/AIM Large Cap Growth Fund	351,606	294,649	-	-
JNL/AIM Real Estate Fund	199,757	205,745	-	-
JNL/AIM Small Cap Growth Fund	36,004	23,352	-	-
JNL/Capital Guardian Global Balanced Fund	204,961	177,368	79,716	90,777
JNL/Capital Guardian Global Diversified Research Fund	298,328	257,523	-	-
JNL/Capital Guardian International Small Cap Fund	66,149	548	-	-
JNL/Capital Guardian U.S. Growth Equity Fund	332,133	305,839	-	-
JNL/Credit Suisse Global Natural Resources Fund	409,596	75,965	-	-
JNL/Credit Suisse Long/Short Fund	179,525	116,655	-	-
JNL/Eagle Core Equity Fund	57,213	154,621	-	-
JNL/Eagle SmallCap Equity Fund	179,519	172,252	-	-
JNL/Franklin Templeton Founding Strategy Fund	864,418	34,776	-	-
JNL/Franklin Templeton Global Growth Fund	323,125	4,557	-	-

Investment Securities			U.S. Government Obligations
Purchases		Sales	Purchases	Sales
JNL/Franklin Templeton Income Fund	$514,506	$59,364	$9,847	$-
JNL/Franklin Templeton Mutual Shares Fund	382,260	57,085	-	-
JNL/Franklin Templeton Small Cap Value Fund	32,574	44,844	-	-
JNL/Goldman Sachs Core Plus Bond Fund	262,799	216,642	787,862	645,335
JNL/Goldman Sachs Mid Cap Value Fund	253,964	224,441	-	-
JNL/Goldman Sachs Short Duration Bond Fund	94,577	95,572	99,316	124,447
JNL/JPMorgan International Value Fund	801,997	611,329	-	-
JNL/JPMorgan MidCap Growth Fund	365,529	416,982	-	-
JNL/JPMorgan U.S. Government & Quality Bond Fund	8,185	14,912	209,720	115,199
JNL/Lazard Emerging Markets Fund	367,816	110,751	-	-
JNL/Lazard Mid Cap Value Fund	241,393	203,661	-	-
JNL/Lazard Small Cap Value Fund	154,529	162,406	-	-
JNL/Mellon Capital Management 10 x 10 Fund	81,178	18,895	-	-
JNL/Mellon Capital Management Bond Index Fund	35,543	25,137	198,966	104,776
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund	56,498	46,418	-	-
JNL/Mellon Capital Management Index 5 Fund	36,095	4,525	-	-
JNL/Mellon Capital Management International Index Fund	133,446	28,042	-	-
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	166,868	112,040	-	-
JNL/Mellon Capital Management S&P 500 Index Fund	101,002	18,663	-	-
JNL/Mellon Capital Management Small Cap Index Fund	114,306	73,981	-	-
JNL/Oppenheimer Global Growth Fund	106,499	103,227	-	-
JNL/PAM Asia ex-Japan Fund	11,830	-	-	-
JNL/PAM China-India Fund	4,912	-	-	-
JNL/PIMCO Real Return Fund	190,368	28,171	5,193,616	4,510,022
JNL/PIMCO Total Return Bond Fund	467,758	213,948	1,009,199	820,081
JNL/PPM America Core Equity Fund	189,183	195,706	-	-
JNL/PPM America High Yield Bond Fund	325,101	360,783	-	-
JNL/PPM America Value Equity Fund	254,079	183,741	-	-
JNL/S&P Competitive Advantage Fund	12,409	-	-	-
JNL/S&P Dividend Income & Growth Fund	7,025	-	-	-
JNL/S&P Intrinsic Value Fund	10,075	-	-	-
JNL/S&P Total Yield Fund	9,595	-	-	-
JNL/S&P 4 Fund	22,432	-	-	-
JNL/S&P Disciplined Growth Fund	18,728	1,745	-	-
JNL/S&P Disciplined Moderate Fund	38,655	3,704	-	-
JNL/S&P Disciplined Moderate Growth Fund	46,384	5,041	-	-
JNL/S&P Managed Aggressive Growth Fund	326,208	323,744	-	-
JNL/S&P Managed Conservative Fund	230,328	106,680	-	-
JNL/S&P Managed Growth Fund	547,731	446,767	-	-
JNL/S&P Managed Moderate Fund	324,472	126,577	-	-
JNL/S&P Managed Moderate Growth Fund	675,463	443,912	-	-
JNL/S&P Growth Retirement Strategy Fund	4,317	606	-	-
JNL/S&P Moderate Growth Retirement Strategy Fund	3,723	501	-	-
JNL/S&P Moderate Retirement Strategy Fund	3,290	413	-	-
JNL/S&P Retirement 2015 Fund	16,749	4,509	-	-
JNL/S&P Retirement 2020 Fund	10,608	3,380	-	-
JNL/S&P Retirement 2025 Fund	6,593	2,190	-	-
JNL/S&P Retirement Income Fund	30,451	7,587	-	-
JNL/Select Balanced Fund	181,427	130,146	63,424	55,186
JNL/Select Money Market Fund	62,486	69,937	-	-
JNL/Select Value Fund	229,160	204,692	-	-
JNL/T. Rowe Price Established Growth Fund	531,026	577,441	-	-
JNL/T. Rowe Price Mid-Cap Growth Fund	294,996	340,774	-	-
JNL/T. Rowe Price Value Fund	247,887	222,843	-	-

NOTE 5. FEDERAL INCOME TAX MATTERS

The following information is presented on an income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions.

At December 31, 2007, the following Funds had unused capital loss carryovers (in thousands) for U.S. federal income tax purposes, which may be used to offset future realized net capital gains (in thousands). It is the intent of the Board of Trustees to not distribute any realized capital gains until the capital loss carryovers have been offset or have expired.

		Year(s) of			Year(s) of
	Amount	Expiration		Amount	Expiration

JNL/Capital Guardian Global Diversified Research Fund	$ 93,037	2010-2011	JNL/PPM America Core Equity Fund	$ 74,426	2009-2011
JNL/Capital Guardian U.S. Growth Equity Fund	253,637	2009-2011	JNL/PPM America High Yield Bond Fund	42,360	2008-2014
JNL/JPMorgan MidCap Growth Fund	264,197	2009-2011	JNL/S&P Managed Aggressive Growth Fund	2,265	2010-2012
JNL/JPMorgan U.S. Government & Quality Bond Fund	1,166	2014-2015	JNL/Select Money Market Fund	2	2010-2013
JNL/Mellon Capital Management Bond Index Fund	1,000	2013-2014

The following represents capital and/or currency losses (in thousands) realized after October 31, 2007 (“Post-October” losses), which were deferred for tax purposes to the first day of the following fiscal year:

Amount
JNL/AIM International Growth Fund	$ 1,458
JNL/Capital Guardian International Small Cap Fund	52
JNL/Franklin Templeton Income Fund	765
JNL/Mellon Capital Management S&P 500 Index Fund	218
JNL/PAM Asia ex-Japan Fund	13
JNL/PPM America High Yield Bond Fund	5,141
JNL/S&P Moderate Growth Retirement Strategy Fund	5
JNL/T. Rowe Price Established Growth Fund	55
JNL/T. Rowe Price Mid-Cap Growth Fund	2

As of December 31, 2007, the cost of investments, the components of net unrealized appreciation/depreciation, and the undistributed net ordinary income and net long-term capital gains (in thousands) are as follows:

					Tax Components of
					Distributable Earnings
	Tax	Gross	Gross	Net Unrealized	Undistributed	Undistributed
	Cost of	Unrealized	Unrealized	Appreciation/	Ordinary	Long Term
	Investments	Appreciation	Depreciation	(Depreciation)	Income*	Capital Gain
JNL/AIM International Growth Fund	$ 474,909	$ 25,531	$ (13,884)	$ 11,647	$ 3,542	$ 64,583
JNL/AIM Large Cap Growth Fund	484,763	104,213	(5,471)	98,742	672	22,265
JNL/AIM Real Estate Fund	286,443	3,245	(43,412)	(40,167)	9,973	25,374
JNL/AIM Small Cap Growth Fund	91,738	13,888	(5,048)	8,840	383	5,615
JNL/Capital Guardian Global Balanced Fund	221,697	6,840	(5,376)	1,464	4,213	20,867
JNL/Capital Guardian Global Diversified Research Fund	250,692	10,482	(6,131)	4,351	-	-
JNL/Capital Guardian International Small Cap Fund	74,930	1,921	(2,886)	(965)	89	-
JNL/Capital Guardian U.S. Growth Equity Fund	281,996	8,295	(10,839)	(2,544)	7	-
JNL/Credit Suisse Global Natural Resources Fund	377,944	36,249	(12,760)	23,489	13,149	-
JNL/Credit Suisse Long/Short Fund	82,338	5,260	(5,758)	(498)	3,582	-
JNL/Eagle Core Equity Fund	89,855	6,190	(7,760)	(1,570)	9,919	8,274
JNL/Eagle SmallCap Equity Fund	298,325	42,747	(18,988)	23,759	1,047	9,713
JNL/Franklin Templeton Founding Strategy Fund	829,788	1,335	(30,688)	(29,353)	10,451	245
JNL/Franklin Templeton Global Growth Fund	379,641	15,688	(25,505)	(9,817)	73	-
JNL/Franklin Templeton Income Fund	639,500	14,030	(35,233)	(21,203)	470	-
JNL/Franklin Templeton Mutual Shares Fund	354,527	20,669	(30,145)	(9,476)	783	106
JNL/Franklin Templeton Small Cap Value Fund	146,980	14,913	(20,922)	(6,009)	1,484	8,981
JNL/Goldman Sachs Core Plus Bond Fund	744,891	9,006	(6,813)	2,193	27,115	5,959
JNL/Goldman Sachs Mid Cap Value Fund	196,597	15,052	(23,037)	(7,985)	6,568	19,138
JNL/Goldman Sachs Short Duration Bond Fund	312,546	3,661	(3,477)	184	13,386	1,296
JNL/JPMorgan International Value Fund	818,452	73,883	(30,464)	43,419	45,606	47,325
JNL/JPMorgan MidCap Growth Fund	239,911	8,921	(6,176)	2,745	-	-

					Tax Components of
					Distributable Earnings
	Tax	Gross	Gross	Net Unrealized	Undistributed	Undistributed
	Cost of	Unrealized	Unrealized	Appreciation/	Ordinary	Long Term
	Investments	Appreciation	Depreciation	(Depreciation)	Income*	Capital Gain
JNL/JPMorgan U.S. Government & Quality Bond Fund	$ 352,330	$ 6,372	$ (2,261)	$ 4,111	$ 11,676	$ -
JNL/Lazard Emerging Markets Fund	412,749	46,460	(18,229)	28,231	22,924	14,272
JNL/Lazard Mid Cap Value Fund	343,121	12,704	(39,086)	(26,382)	526	812
JNL/Lazard Small Cap Value Fund	189,788	11,056	(19,113)	(8,057)	-	2,322
JNL/Mellon Capital Management 10 x 10 Fund	62,414	54	(4,783)	(4,729)	1,215	751
JNL/Mellon Capital Management Bond Index Fund	459,194	5,869	(1,718)	4,151	9,502	-
JNL/Mellon Capital Management Enhanced S&P
500 Stock Index Fund	91,437	13,091	(7,637)	5,454	2,153	6,494
JNL/Mellon Capital Management Index 5 Fund	31,616	62	(1,755)	(1,693)	665	776
JNL/Mellon Capital Management International Index Fund	625,985	170,606	(23,526)	147,080	3,429	3,741
JNL/Mellon Capital Management S&P 400
MidCap Index Fund	601,107	91,273	(49,085)	42,188	5,016	8,473
JNL/Mellon Capital Management S&P 500 Index Fund	629,804	159,824	(43,950)	115,874	649	-
JNL/Mellon Capital Management Small Cap Index Fund	484,229	76,010	(58,026)	17,984	5,622	2,435
JNL/Oppenheimer Global Growth Fund	373,298	81,740	(15,430)	66,310	3,766	31,212
JNL/PAM Asia ex-Japan Fund	12,073	223	(444)	(221)	-	-
JNL/PAM China-India Fund	5,001	141	(150)	(9)	-	-
JNL/PIMCO Real Return Fund	881,749	6,890	(24,238)	(17,348)	45,489	-
JNL/PIMCO Total Return Bond Fund	1,385,891	16,225	(8,499)	7,726	19,759	6,975
JNL/PPM America Core Equity Fund	137,152	4,470	(11,103)	(6,633)	262	-
JNL/PPM America High Yield Bond Fund	377,742	3,089	(25,662)	(22,573)	3,150	-
JNL/PPM America Value Equity Fund	289,570	17,376	(40,218)	(22,842)	15,058	5,423
JNL/S&P Competitive Advantage Fund	14,808	133	(293)	(160)	1	-
JNL/S&P Dividend Income & Growth Fund	8,624	48	(138)	90	-	-
JNL/S&P Intrinsic Value Fund	12,354	98	(243)	(145)	1	-
JNL/S&P Total Yield Fund	11,757	151	(226)	(75)	1	-
JNL/S&P 4 Fund	22,432	12	(250)	(238)	12	-
JNL/S&P Disciplined Growth Fund	17,051	130	(653)	(523)	432	154
JNL/S&P Disciplined Moderate Fund	35,034	407	(848)	(441)	716	212
JNL/S&P Disciplined Moderate Growth Fund	41,538	407	(1,480)	(1,073)	997	310
JNL/S&P Managed Aggressive Growth Fund	638,813	71,366	(7,785)	63,581	8,967	21,341
JNL/S&P Managed Conservative Fund	263,360	5,676	(4,238)	1,438	3,932	3,676
JNL/S&P Managed Growth Fund	1,258,662	145,768	(16,163)	129,605	14,041	62,304
JNL/S&P Managed Moderate Fund	508,084	23,353	(9,884)	13,469	4,360	11,251
JNL/S&P Managed Moderate Growth Fund	1,309,347	109,923	(15,797)	94,126	4,626	45,517
JNL/S&P Growth Retirement Strategy Fund	5,166	174	(48)	126	1	-
JNL/S&P Moderate Growth Retirement Strategy Fund	4,164	138	(34)	104	-	-
JNL/S&P Moderate Retirement Strategy Fund	3,661	76	(36)	40	8	-
JNL/S&P Retirement 2015 Fund	17,476	468	(547)	(79)	465	538
JNL/S&P Retirement 2020 Fund	9,717	207	(358)	(151)	260	342
JNL/S&P Retirement 2025 Fund	5,640	98	(227)	(129)	214	154
JNL/S&P Retirement Income Fund	32,896	682	(705)	(23)	975	556
JNL/Select Balanced Fund	545,275	63,755	(15,795)	47,960	16,194	18,149
JNL/Select Money Market Fund	654,267	-	-	-	3	-
JNL/Select Value Fund	545,695	86,853	(26,542)	60,311	4,544	6,145
JNL/T. Rowe Price Established Growth Fund	1,078,897	189,408	(39,045)	150,363	742	6,431
JNL/T. Rowe Price Mid-Cap Growth Fund	852,033	186,358	(40,580)	145,778	4,765	33,185
JNL/T. Rowe Price Value Fund	772,051	122,000	(74,362)	47,638	17,477	60,864

As of December 31, 2007, the aggregate cost of investments for JNL/Select Money Market Fund is the same for financial reporting and tax purposes.

*Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the period ended December 31, 2007, was designated for purposes of the dividends paid deduction as follows (in thousands):

	Ordinary	Long-term		Ordinary	Long-term
	Income*	Capital Gain**		Income*	Capital Gain**

JNL/AIM International Growth Fund	$ 6,617	$ -	JNL/Oppenheimer Global Growth Fund	$ 3,938	$ 24,078
JNL/AIM Large Cap Growth Fund	1,999	20,291	JNL/PIMCO Total Return Bond Fund	46,040	1,288
JNL/AIM Real Estate Fund	6,865	6,624	JNL/PPM America Core Equity Fund	507	-
JNL/AIM Small Cap Growth Fund	217	4,681	JNL/PPM America High Yield Bond Fund	26,446	-
JNL/Capital Guardian Global Balanced Fund	4,537	9,252	JNL/PPM America Value Equity Fund	1,584	-
JNL/Capital Guardian Global Diversified Research Fund	1,246	-	JNL/S&P Competitive Advantage Fund	7	-
JNL/Eagle Core Equity Fund	1,669	11,409	JNL/S&P Dividend Income & Growth Fund	4	-
JNL/Eagle SmallCap Equity Fund	4,829	31,546	JNL/S&P Intrinsic Value Fund	8	-
JNL/Franklin Templeton Global Growth Fund	2,233	-	JNL/S&P Total Yield Fund	4	-
JNL/Franklin Templeton Income Fund	17,554	497	JNL/S&P Managed Aggressive Growth Fund	11,130	2,181
JNL/Franklin Templeton Small Cap Value Fund	2,868	2,653	JNL/S&P Managed Conservative Fund	6,330	5,187
JNL/Goldman Sachs Core Plus Bond Fund	19,032	-	JNL/S&P Managed Growth Fund	22,738	65,693
JNL/Goldman Sachs Mid Cap Value Fund	3,794	2,303	JNL/S&P Managed Moderate Fund	13,074	11,306
JNL/Goldman Sachs Short Duration Fund	9,045	-	JNL/S&P Managed Moderate Growth Fund	28,357	69,437
JNL/JPMorgan International Value Fund	37,633	22,560	JNL/S&P Growth Retirement Strategy Fund	84	-
JNL/JPMorgan U.S. Government & Quality Bond Fund	9,232	-	JNL/S&P Moderate Growth Retirement Strategy Fund	82	-
JNL/Lazard Emerging Markets Fund	458	-	JNL/S&P Moderate Retirement Strategy Fund	96	-
JNL/Lazard Mid Cap Value Fund	14,095	25,472	JNL/S&P Retirement 2015 Fund	60	69
JNL/Lazard Small Cap Value Fund	5,643	7,352	JNL/S&P Retirement 2020 Fund	25	39
JNL/Mellon Capital Management Bond Index Fund	13,823	-	JNL/S&P Retirement 2025 Fund	15	21
JNL/Mellon Capital Management Enhanced			JNL/S&P Retirement Income Fund	219	67
S&P 500 Stock Index Fund	1,363	2,164	JNL/Select Balanced Fund	12,357	17,618
JNL/Mellon Capital Management			JNL/Select Money Market Fund	21,201	-
International Index Fund	17,328	7,015	JNL/Select Value Fund	17,908	24,140
JNL/Mellon Capital Management S&P 400			JNL/T. Rowe Price Established Growth Fund	10,265	57,988
MidCap Index Fund	5,606	31,517	JNL/T. Rowe Price Mid-Cap Growth Fund	10,933	65,971
JNL/Mellon Capital Management S&P 500 Index Fund	9,244	5,950	JNL/T. Rowe Price Value Fund	15,881	33,069
JNL/Mellon Capital Management Small Cap Index Fund	5,176	18,340

The tax character of distributions paid during the period ended December 31, 2006, was as follows (in thousands):

	Ordinary	Long-term		Ordinary	Long-term
	Income*	Capital Gain		Income*	Capital Gain

JNL/AIM International Growth Fund	$ 3,635	$ -	JNL/Mellon Capital Management S&P 400
JNL/AIM Large Cap Growth Fund	89	-	MidCap Index Fund	$ 4,935	$ 10,490
JNL/AIM Real Estate Fund	1,995	428	JNL/Mellon Capital Management S&P 500 Index Fund	7,839	2,700
JNL/AIM Small Cap Growth Fund	-	4,178	JNL/Mellon Capital Management Small Cap Index Fund	5,009	16,495
JNL/Capital Guardian Global Balanced Fund	1,393	2,606	JNL/Oppenheimer Global Growth Fund	1,603	11,030
JNL/Capital Guardian Global Diversified Research Fund	495	-	JNL/PIMCO Total Return Bond Fund	27,318	196
JNL/Eagle Core Equity Fund	31	-	JNL/PPM America Core Equity Fund	551	-
JNL/Eagle SmallCap Equity Fund	-	16,067	JNL/PPM America High Yield Bond Fund	23,385	-
JNL/Franklin Templeton Income Fund	1,572	-	JNL/PPM America Value Equity Fund	53	-
JNL/Franklin Templeton Small Cap Value Fund	1,229	-	JNL/S&P Managed Aggressive Growth Fund	4,066	35,732
JNL/Goldman Sachs Core Plus Bond Fund	358	-	JNL/S&P Managed Conservative Fund	2,362	596
JNL/Goldman Sachs Mid Cap Value Fund	2,411	-	JNL/S&P Managed Growth Fund	11,888	50,228
JNL/JPMorgan International Value Fund	8,207	5,644	JNL/S&P Managed Moderate Fund	5,094	2,234
JNL/Lazard Mid Cap Value Fund	5,972	14,250	JNL/S&P Managed Moderate Growth Fund	13,600	29,702
JNL/Lazard Small Cap Value Fund	15,000	12,308	JNL/Select Balanced Fund	11,107	2,407
JNL/Mellon Capital Management Bond Index Fund	4,940	-	JNL/Select Money Market Fund	12,358	-
JNL/Mellon Capital Management Enhanced			JNL/Select Value Fund	11,126	13,000
S&P 500 Stock Index Fund	4,779	2,732	JNL/T. Rowe Price Established Growth Fund	3,106	6,108
JNL/Mellon Capital Management			JNL/T. Rowe Price Mid-Cap Growth Fund	5,379	48,000
International Index Fund	13,162	2,106	JNL/T. Rowe Price Value Fund	8,032	37,000

*Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

**The fund hereby designates these amounts paid during the fiscal year ended December 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852 (b)(3).

Permanent differences between book and tax basis reporting for the 2007 fiscal year have been identified and appropriately reclassified within the capital accounts based on their federal tax basis treatment as indicated below (in thousands). Temporary differences do not require reclassification. Permanent differences include but are not limited to: expired capital loss carryforwards, foreign currency reclassifications, market discount or paydown reclassifications, reclassifications on the sale of PFIC or REIT securities, net operating losses, accounting treatment of notional principal contracts, and distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase (Decrease)

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income	Gain (Loss)	Paid in Capital
JNL/AIM International Growth Fund	$(730)	$730	$-
JNL/AIM Large Cap Growth Fund	(35)	35	-
JNL/AIM Real Estate Fund	(90)	90	-
JNL/AIM Small Cap Growth Fund	420	(420)	-
JNL/Capital Guardian Global Balanced Fund	(407)	407	-
JNL/Capital Guardian Global Diversified Research Fund	832	5	(837)
JNL/Capital Guardian International Small Cap Fund	(49)	49	-
JNL/Capital Guardian U.S. Growth Equity Fund	16	(16)	-
JNL/Credit Suisse Global Natural Resources Fund	(621)	621	-
JNL/Credit Suisse Long/Short Fund	97	(97)	-
JNL/Eagle Core Equity Fund	(72)	72	-
JNL/Eagle SmallCap Equity Fund	977	(977)	-
JNL/Franklin Templeton Founding Strategy Fund	523	(523)	-
JNL/Franklin Templeton Global Growth Fund	(6)	6	-
JNL/Franklin Templeton Income Fund	(9)	9	-
JNL/Franklin Templeton Mutual Shares Fund	(1,861)	1,861	-
JNL/Goldman Sachs Core Plus Bond Fund	(1,541)	1,541	-
JNL/Goldman Sachs Mid Cap Value Fund	(238)	238	-
JNL/Goldman Sachs Short Duration Bond Fund	(243)	243	-
JNL/JPMorgan International Value Fund	802	(802)	-
JNL/JPMorgan MidCap Growth Fund	329	9	(338)
JNL/JPMorgan U.S. Government & Quality Bond Fund	33	(33)	-
JNL/Lazard Emerging Markets Fund	(832)	832	-
JNL/Lazard Mid Cap Value Fund	(98)	98	-
JNL/Lazard Small Cap Value Fund	(234)	234	-
JNL/Mellon Capital Management 10 x 10 Fund	422	(422)	-
JNL/Mellon Capital Management Bond Index Fund	(61)	61	-
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund	(9)	9	-
JNL/Mellon Capital Management Index 5 Fund	129	(129)	-
JNL/Mellon Capital Management International Index Fund	1,213	(1,213)	-
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	(169)	169	-
JNL/Mellon Capital Management S&P 500 Index Fund	(78)	78	-
JNL/Mellon Capital Management Small Cap Index Fund	(232)	232	-
JNL/Oppenheimer Global Growth Fund	618	(618)	-
JNL/PAM Asia ex-Japan Fund	(7)	13	(6)
JNL/PAM China-India Fund	4	(1)	(3)
JNL/PIMCO Real Return Fund	(404)	404	-
JNL/PIMCO Total Return Bond Fund	1,680	(1,680)	-
JNL/PPM America High Yield Bond Fund	(4)	9,610	(9,606)

JNL/S&P Disciplined Growth Fund	149	(149)	-
JNL/S&P Disciplined Moderate Fund	103	(103)	-
JNL/S&P Disciplined Moderate Growth Fund	260	(260)	-
JNL/S&P Managed Aggressive Growth Fund	6,541	(6,541)	-
JNL/S&P Managed Conservative Fund	727	(727)	-
JNL/S&P Managed Growth Fund	12,243	(12,243)	-
JNL/S&P Managed Moderate Fund	2,535	(2,535)	-
JNL/S&P Managed Moderate Growth Fund	8,867	(8,867)	-
JNL/S&P Growth Retirement Strategy Fund	1	(1)	-
JNL/S&P Moderate Growth Retirement Strategy Fund	1	(1)	-
JNL/S&P Retirement 2015 Fund	116	(116)	-
JNL/S&P Retirement 2020 Fund	63	(63)	-
JNL/S&P Retirement 2025 Fund	41	(41)	-

	Net Increase (Decrease)

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income	Gain (Loss)	Paid in Capital
JNL/S&P Retirement Income Fund	$151	$(151)	$-
JNL/Select Balanced Fund	267	(267)	-
JNL/Select Money Market Fund	(1)	1	-
JNL/T. Rowe Price Established Growth Fund	(279)	279	-
JNL/T. Rowe Price Mid-Cap Growth Fund	203	(203)	-
JNL/T. Rowe Price Value Fund	1	(1)	-

NOTE 6. FUND ACQUISITIONS

On April 27, 2007, the following acquisition was accomplished by a taxable exchange of Class A and B shares (in thousands) pursuant to a plan of reorganization approved by the Board of Trustees on February 7, 2007:

	Shares of			Shares Outstanding
	Acquiring	Merger		Of Acquired Fund
	Fund Issued	Tax		On Acquisition
Acquiring Fund	In Exchange	Status	Acquired Fund	Date

JNL/T. Rowe Price Established Growth Fund			JNL/Alger Growth Fund
Class A	9,055	Taxable	Class A	10,663
Class B	3	Taxable	Class B	4
JNL/T. Rowe Price Established Growth Fund			JNL/Oppenheimer Growth Fund
Class A	1,513	Taxable	Class A	4,052
Class B	2	Taxable	Class B	6

On December 3, 2007, the following acquisition was accomplished by a taxable exchange of Class A and B shares (in thousands) pursuant to a plan of reorganization approved by the Board of Trustees on September 26, 2007:

	Shares of			Shares Outstanding
	Acquiring	Merger		Of Acquired Fund
	Fund Issued	Tax		On Acquisition
Acquiring Fund	In Exchange	Status	Acquired Fund	Date

JNL/JPMorgan Mid Cap Growth Fund			JNL/Putnam Midcap Growth Fund
Class A	1,452	Taxable	Class A	3,105
Class B	2	Taxable	Class B	4

The acquired Funds made liquidating distributions from ordinary income and long-term capital gains as set forth below:

Acquired Fund	Ordinary Income	Long-term Capital Gain

JNL/Alger Growth Fund
Class A	$ 404	$ -
Class B	2	-
JNL/Oppenheimer Growth Fund
Class A	2,679	3,840
Class B	4	5

The aggregate net assets (in thousands) of the acquiring and acquired funds immediately before the acquisition were as follows:

Acquiring Fund	Net Assets	Acquired Fund	Net Assets

JNL/T. Rowe Price Established Growth Fund		JNL/Alger Growth Fund
Class A	$768,180	Class A	$212,013
Class B	35,319	Class B	72
JNL/T. Rowe Price Established Growth Fund		JNL/Oppenheimer Growth Fund
Class A	768,180	Class A	35,412
Class B	35,319	Class B	39
JNL/JPMorgan Mid Cap Growth Fund		JNL/Putnam Midcap Growth Fund
Class A	199,570	Class A	29,490
Class B	198	Class B	36

NOTE 7. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as an expense in the current year. The required timeframe for the adoption of FIN 48 is the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 requires that management evaluate the tax positions taken in returns that remain subject to examination by the Funds' major tax jurisdictions.  At December 31, 2007, returns subject to examination include those filed for the period ended December 31, 2004 and thereafter.  Management completed an evaluation of the Fund’s tax positions for the applicable periods as of December 31, 2007. Based on that evaluation, management concluded that the adoption of FIN 48 did not affect the Funds’ financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management is in the process of analyzing the impact of SFAS No. 157. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for future periods.

NOTE 8. SUBSEQUENT EVENT

At a meeting on February 6, 2008, the Board of Trustees voted to approve the following advisory fee change for the JNL/Lazard Mid Cap Value Fund effective March 31, 2008:

Advisory fee schedule after
March 31, 2008
Net assets	Annual rate
$0 to $50M	0.75%
$50M to $250M	0.70%
Over $250M	0.65%

At the same meeting noted above, the Board of Trustees voted to approve the following Fund name changes effective March 31, 2008: JNL/Lazard Mid Cap Value Fund and JNL/Lazard Small Cap Value Fund will be renamed JNL/Lazard Mid Cap Fund and JNL/Lazard Small Cap Fund, respectively.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

JNL Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each series within the JNL Series Trust (the “Funds”) as listed in Note 1 of the financial statements as of December 31, 2007, and the related statements of operations for the year or period then ended, the statement of cash flows for the period indicated herein with respect to JNL/Credit Suisse Long/Short Fund, the statements of changes in net assets for each of the years or periods indicated herein, and the financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2007, the results of their operations, the JNL/Credit Suisse Long/Short Fund’s cash flows, changes in their net assets, and the financial highlights for each of the years or periods indicated herein, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois

February 25, 2008

Disclosure of Fund Expenses (Unaudited)

Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, 12b-1 fees (Class A shares) and other daily operating expenses. Operating expenses such as these are deducted from each Fund's gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund's average net assets; this percentage is known as the Fund's expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses paid during this period.

Hypothetical 5% Return. The information in this section can be used to compare each Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio for the period is unchanged. This example is useful in making comparisons because the U.S. Securities and Exchange Commission requires all mutual funds to make the 5% calculation.

Actual Fund Return				Hypothetical 5% Return

Beginning	Ending		Expenses	Beginning	Ending		Expenses
Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
Value	Value	Expense	During	Value	Value	Expense	During
7/1/2007	12/31/2007	Ratios	Period	7/1/2007	12/31/2007	Ratios	Period

JNL/AIM International Growth Fund
Class A	$ 1,000.00	$ 999.50	1.02%	$ 5.15	$ 1,000.00	$1,020.06	1.02%	$ 5.20
Class B	1,000.00	1,001.00	0.82	4.15	1,000.00	1,021.06	0.82	4.19
JNL/AIM Large Cap Growth Fund
Class A	1,000.00	1,079.90	0.99	5.18	1,000.00	1,020.23	0.99	5.03
Class B	1,000.00	1,080.70	0.79	4.13	1,000.00	1,021.23	0.79	4.02
JNL/AIM Real Estate Fund
Class A	1,000.00	907.90	1.02	4.90	1,000.00	1,020.07	1.02	5.18
Class B	1,000.00	908.60	0.82	3.93	1,000.00	1,021.08	0.82	4.16
JNL/AIM Small Cap Growth Fund
Class A	1,000.00	989.00	1.15	5.79	1,000.00	1,019.39	1.15	5.88
Class B	1,000.00	990.30	0.95	4.78	1,000.00	1,020.40	0.95	4.85
JNL/Capital Guardian Global Balanced Fund
Class A	1,000.00	999.10	0.97	4.91	1,000.00	1,020.29	0.97	4.96
Class B	1,000.00	1,000.40	0.78	3.92	1,000.00	1,021.29	0.78	3.96
JNL/Capital Guardian Global Diversified Research Fund
Class A	1,000.00	1,098.30	1.10	5.79	1,000.00	1,019.68	1.10	5.58
Class B	1,000.00	1,099.60	0.90	4.76	1,000.00	1,020.67	0.90	4.58
JNL/Capital Guardian International Small Cap Fund*
Class A	1,000.00	987.00	1.30	0.96	1,000.00	1,024.24	1.30	6.65
Class B	1,000.00	988.00	1.11	0.81	1,000.00	1,024.39	1.11	5.65
JNL/Capital Guardian U.S. Growth Equity Fund
Class A	1,000.00	1,010.70	1.00	5.05	1,000.00	1,020.18	1.00	5.07
Class B	1,000.00	1,011.90	0.80	4.04	1,000.00	1,021.19	0.80	4.06
JNL/Credit Suisse Global Natural Resources Fund
Class A	1,000.00	1,106.70	1.05	5.55	1,000.00	1,019.93	1.05	5.32
Class B	1,000.00	1,108.20	0.85	4.50	1,000.00	1,020.94	0.85	4.31
JNL/Credit Suisse Long/Short Fund
Class A	1,000.00	1,003.70	2.11	10.68	1,000.00	1,014.55	2.11	10.74
Class B	1,000.00	1,004.60	1.90	9.62	1,000.00	1,015.60	1.90	9.68
JNL/Eagle Core Equity Fund
Class A	1,000.00	949.60	0.94	4.64	1,000.00	1,020.45	0.94	4.81
Class B	1,000.00	950.30	0.75	3.67	1,000.00	1,021.44	0.75	3.80
JNL/Eagle SmallCap Equity Fund
Class A	1,000.00	966.00	1.03	5.08	1,000.00	1,020.04	1.03	5.22
Class B	1,000.00	966.70	0.83	4.09	1,000.00	1,021.05	0.83	4.20
JNL/Franklin Templeton Founding Strategy Fund
Class A	1,000.00	955.50	0.05	0.27	1,000.00	1,024.93	0.05	0.28
JNL/Franklin Templeton Global Growth Fund
Class A	1,000.00	948.40	1.10	5.41	1,000.00	1,019.66	1.10	5.60
Class B	1,000.00	949.30	0.90	4.43	1,000.00	1,020.66	0.90	4.59
JNL/Franklin Templeton Income Fund
Class A	1,000.00	978.30	1.01	5.02	1,000.00	1,020.13	1.01	5.13
Class B	1,000.00	979.00	0.81	4.03	1,000.00	1,021.13	0.81	4.12
JNL/Franklin Templeton Mutual Shares Fund
Class A	1,000.00	940.80	1.07	5.25	1,000.00	1,019.80	1.07	5.46
Class B	1,000.00	940.90	0.87	4.27	1,000.00	1,020.80	0.87	4.45

Actual Fund Return				Hypothetical 5% Return

Beginning	Ending		Expenses	Beginning	Ending		Expenses
Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
Value	Value	Expense	During	Value	Value	Expense	During
7/1/2007	12/31/2007	Ratios	Period	7/1/2007	12/31/2007	Ratios	Period

JNL/Franklin Templeton Small Cap Value Fund
Class A	$ 1,000.00	$857.90	1.16%	$ 5.42	$ 1,000.00	$1,019.37	1.16%	$ 5.89
Class B	1,000.00	859.10	0.96	4.48	1,000.00	1,020.38	0.96	4.87
JNL/Goldman Sachs Core Plus Bond Fund
Class A	1,000.00	1,059.10	0.90	4.67	1,000.00	1,020.67	0.90	4.58
Class B	1,000.00	1,060.40	0.70	3.63	1,000.00	1,021.68	0.70	3.56
JNL/Goldman Sachs Mid Cap Value Fund
Class A	1,000.00	936.90	1.03	5.03	1,000.00	1,020.01	1.03	5.25
Class B	1,000.00	937.40	0.83	4.05	1,000.00	1,021.02	0.83	4.23
JNL/Goldman Sachs Short Duration Bond Fund
Class A	1,000.00	1,027.30	0.74	3.80	1,000.00	1,021.46	0.74	3.79
Class B	1,000.00	1,027.60	0.54	2.78	1,000.00	1,022.46	0.54	2.77
JNL/JPMorgan International Value Fund
Class A	1,000.00	998.00	1.00	5.05	1,000.00	1,020.15	1.00	5.10
Class B	1,000.00	999.40	0.80	4.04	1,000.00	1,021.16	0.80	4.09
JNL/JPMorgan MidCap Growth Fund
Class A	1,000.00	969.10	1.01	4.99	1,000.00	1,020.13	1.01	5.12
Class B	1,000.00	970.20	0.81	4.01	1,000.00	1,021.14	0.81	4.11
JNL/JPMorgan U.S. Government and Quality Bond Fund
Class A	1,000.00	1,060.10	0.78	4.06	1,000.00	1,021.26	0.78	3.99
Class B	1,000.00	1,061.00	0.58	3.03	1,000.00	1,022.27	0.58	2.97
JNL/Lazard Emerging Markets Fund
Class A	1,000.00	1,123.00	1.27	6.81	1,000.00	1,018.79	1.27	6.47
Class B	1,000.00	1,124.00	1.08	5.76	1,000.00	1,019.79	1.08	5.47
JNL/Lazard Mid Cap Value Fund
Class A	1,000.00	865.70	1.02	4.80	1,000.00	1,020.06	1.02	5.20
Class B	1,000.00	866.60	0.82	3.86	1,000.00	1,021.07	0.82	4.18
JNL/Lazard Small Cap Value Fund
Class A	1,000.00	881.60	1.06	5.01	1,000.00	1,019.88	1.06	5.38
Class B	1,000.00	883.10	0.86	4.06	1,000.00	1,020.89	0.86	4.36
JNL/Mellon Capital Management 10 x 10 Fund
Class A	1,000.00	960.30	0.05	0.27	1,000.00	1,024.93	0.05	0.28
JNL/Mellon Capital Management Bond Index Fund
Class A	1,000.00	1,057.50	0.60	3.13	1,000.00	1,022.16	0.60	3.08
Class B	1,000.00	1,058.20	0.40	2.10	1,000.00	1,023.17	0.40	2.06
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
Class A	1,000.00	971.30	0.79	3.92	1,000.00	1,021.22	0.79	4.02
Class B	1,000.00	972.10	0.59	2.93	1,000.00	1,022.23	0.59	3.01
JNL/Mellon Capital Management Index 5 Fund
Class A	1,000.00	984.30	0.06	0.28	1,000.00	1,024.93	0.06	0.28
JNL/Mellon Capital Management International Index Fund
Class A	1,000.00	997.70	0.65	3.25	1,000.00	1,021.95	0.65	3.29
Class B	1,000.00	998.50	0.45	2.24	1,000.00	1,022.96	0.45	2.27
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Class A	1,000.00	962.60	0.60	2.99	1,000.00	1,022.16	0.60	3.08
Class B	1,000.00	963.70	0.40	2.00	1,000.00	1,023.17	0.40	2.06
JNL/Mellon Capital Mangement S&P 500 Index Fund
Class A	1,000.00	983.70	0.59	2.96	1,000.00	1,022.22	0.59	3.02
Class B	1,000.00	984.80	0.39	1.96	1,000.00	1,023.23	0.39	2.00

JNL/Mellon Capital Management Small Cap Index Fund
Class A	1,000.00	922.20	0.60	2.92	1,000.00	1,022.17	0.60	3.07
Class B	1,000.00	923.20	0.40	1.95	1,000.00	1,023.18	0.40	2.05
JNL/Oppenheimer Global Growth Fund
Class A	1,000.00	979.70	1.05	5.24	1,000.00	1,019.92	1.05	5.34
Class B	1,000.00	980.60	0.85	4.24	1,000.00	1,020.93	0.85	4.32

Actual Fund Return				Hypothetical 5% Return

Beginning	Ending		Expenses	Beginning	Ending		Expenses
Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
Value	Value	Expense	During	Value	Value	Expense	During
7/1/2007	12/31/2007	Ratios	Period	7/1/2007	12/31/2007	Ratios	Period

JNL/PAM Asia ex-Japan Fund*
Class A	$ 1,000.00	$980.00	1.30%	$ 0.95	$ 1,000.00	$1,024.24	1.30%	$ 6.64
Class B	1,000.00	980.00	1.10	0.81	1,000.00	1,024.39	1.10	5.61
JNL/PAM China-India Fund*
Class A	1,000.00	998.00	1.40	1.04	1,000.00	1,024.17	1.40	7.16
Class B	1,000.00	998.00	1.20	0.89	1,000.00	1,024.32	1.20	6.14
JNL/PIMCO Real Return Fund
Class A	1,000.00	1,098.00	0.80	4.24	1,000.00	1,021.17	0.80	4.08
Class B	1,000.00	1,098.90	0.60	3.18	1,000.00	1,022.17	0.60	3.07
JNL/PIMCO Total Return Bond Fund
Class A	1,000.00	1,080.60	0.80	4.22	1,000.00	1,021.15	0.80	4.10
Class B	1,000.00	1,082.60	0.60	3.17	1,000.00	1,022.16	0.60	3.08
JNL/PPM America Core Equity Fund
Class A	1,000.00	881.00	0.97	4.62	1,000.00	1,020.30	0.97	4.96
Class B	1,000.00	881.80	0.78	3.68	1,000.00	1,021.29	0.78	3.96
JNL/PPM America High Yield Bond Fund
Class A	1,000.00	967.80	0.78	3.86	1,000.00	1,021.28	0.78	3.96
Class B	1,000.00	969.00	0.58	2.87	1,000.00	1,022.29	0.58	2.95
JNL/PPM America Value Equity Fund
Class A	1,000.00	872.50	0.86	4.04	1,000.00	1,020.89	0.86	4.36
Class B	1,000.00	873.80	0.66	3.10	1,000.00	1,021.90	0.66	3.34
JNL/S&P Competitive Advantage Fund*
Class A	1,000.00	992.60	0.70	0.52	1,000.00	1,024.69	0.70	3.58
Class B	1,000.00	993.30	0.47	0.35	1,000.00	1,024.86	0.47	2.42
JNL/S&P Dividend Income & Growth Fund*
Class A	1,000.00	977.60	0.70	0.51	1,000.00	1,024.69	0.70	3.59
Class B	1,000.00	977.20	0.47	0.34	1,000.00	1,024.86	0.47	2.40
JNL/S&P Intrinsic Value Fund*
Class A	1,000.00	991.90	0.70	0.52	1,000.00	1,024.69	0.70	3.58
Class B	1,000.00	992.90	0.48	0.35	1,000.00	1,024.85	0.48	2.43
JNL/S&P Total Yield Fund*
Class A	1,000.00	1,007.40	0.70	0.52	1,000.00	1,024.69	0.70	3.58
Class B	1,000.00	1,008.10	0.48	0.35	1,000.00	1,024.85	0.48	2.44
JNL/S&P 4 Fund*
Class A	1,000.00	993.00	0.05	0.04	1,000.00	1,025.17	0.05	0.26
JNL/S&P Disciplined Growth Fund
Class A	1,000.00	990.70	0.18	0.92	1,000.00	1,024.28	0.18	0.93
JNL/S&P Disciplined Moderate Fund
Class A	1,000.00	1,020.00	0.18	0.93	1,000.00	1,024.29	0.18	0.93
JNL/S&P Disciplined Moderate Growth Fund
Class A	1,000.00	1,000.90	0.18	0.92	1,000.00	1,024.28	0.18	0.94
JNL/S&P Managed Aggressive Growth Fund
Class A	1,000.00	1,000.40	0.17	0.86	1,000.00	1,024.34	0.17	0.87
JNL/S&P Managed Conservative Fund
Class A	1,000.00	1,039.00	0.18	0.95	1,000.00	1,024.28	0.18	0.94
JNL/S&P Managed Growth Fund
Class A	1,000.00	1,003.10	0.15	0.78	1,000.00	1,024.43	0.15	0.78
JNL/S&P Managed Moderate Fund
Class A	1,000.00	1,029.80	0.18	0.94	1,000.00	1,024.27	0.18	0.94

JNL/S&P Managed Moderate Growth Fund
Class A	1,000.00	1,020.20	0.15	0.78	1,000.00	1,024.43	0.15	0.78
JNL/S&P Growth Retirement Strategy Fund
Class A	1,000.00	1,013.50	0.60	3.06	1,000.00	1,022.17	0.60	3.07
JNL/S&P Moderate Growth Retirement Strategy Fund
Class A	1,000.00	1,022.00	0.60	3.08	1,000.00	1,022.16	0.60	3.08

Actual Fund Return				Hypothetical 5% Return

Beginning	Ending		Expenses	Beginning	Ending		Expenses
Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
Value	Value	Expense	During	Value	Value	Expense	During
7/1/2007	12/31/2007	Ratios	Period	7/1/2007	12/31/2007	Ratios	Period

JNL/S&P Moderate Retirement Strategy Fund
Class A	$ 1,000.00	$1,027.80	0.60%	$ 3.09	$ 1,000.00	$1,022.16	0.60%	$ 3.08
JNL/S&P Retirement 2015 Fund
Class A	1,000.00	1,018.00	0.18	0.94	1,000.00	1,024.28	0.18	0.94
JNL/S&P Retirement 2020 Fund
Class A	1,000.00	1,011.90	0.18	0.93	1,000.00	1,024.28	0.18	0.94
JNL/S&P Retirement 2025 Fund
Class A	1,000.00	1,009.10	0.18	0.93	1,000.00	1,024.28	0.18	0.94
JNL/S&P Retirement Income Fund
Class A	1,000.00	1,030.70	0.18	0.94	1,000.00	1,024.28	0.18	0.94
JNL/Select Balanced Fund
Class A	1,000.00	1,009.20	0.78	3.96	1,000.00	1,021.26	0.78	3.98
Class B	1,000.00	1,010.50	0.58	2.95	1,000.00	1,022.27	0.58	2.97
JNL/Select Money Market Fund
Class A	1,000.00	1,023.20	0.58	2.96	1,000.00	1,022.28	0.58	2.96
Class B	1,000.00	1,024.30	0.38	1.94	1,000.00	1,023.29	0.38	1.94
JNL/Select Value Fund
Class A	1,000.00	994.50	0.83	4.17	1,000.00	1,021.03	0.83	4.22
Class B	1,000.00	995.70	0.63	3.17	1,000.00	1,022.03	0.63	3.21
JNL/T. Rowe Price Established Growth Fund
Class A	1,000.00	1,014.70	0.89	4.50	1,000.00	1,020.73	0.89	4.52
Class B	1,000.00	1,015.90	0.69	3.49	1,000.00	1,021.74	0.69	3.50
JNL/T. Rowe Price Mid-Cap Growth Fund
Class A	1,000.00	1,020.80	1.02	5.17	1,000.00	1,020.09	1.02	5.17
Class B	1,000.00	1,021.80	0.82	4.15	1,000.00	1,021.10	0.82	4.15
JNL/T. Rowe Price Value Fund
Class A	1,000.00	918.00	0.95	4.59	1,000.00	1,020.42	0.95	4.83
Class B	1,000.00	918.60	0.75	3.62	1,000.00	1,021.43	0.75	3.82

Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in period, then divided by the number of days in the most recent 12-month period (to reflect the most recent 6-month period or since commencement of operations of a fund/inception date of a share class, if shorter). Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent 6-month period, then divided by the number of daysin the most recent 12-month period. For funds with less than 6 months of operating history, the amounts reported under the Hypothetical 5% Return section are not comparable to the amounts reported in the Actual Fund Return section.

* Fund has less than 6 months operating history.

Additional Disclosure

Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the Registrant by calling Shareholder Services toll-free at 800-766-4683.

PROXY VOTING GUIDELINES

JNAM, the Funds’ adviser, is responsible for exercising the voting rights associated with the securities purchased and/or held by the Funds. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2007 are available (1) without charge, upon request by calling 1-800-766-4683 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7799 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), (2) by writing JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002 (3) on Jackson National Life Insurance Company’s website at www.jnl.com or Jackson National Life Insurance Company of New York’s website at www.jnlny.com, and (4) on the Securities and Exchange Commission’s website at www.sec.gov.

TRUSTEES AND OFFICERS OF JNL SERIES TRUST ("TRUST")

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH THE TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
Interested Trustee
Mark D. Nerud (41) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present) President and Chief Executive Officer (12/06 to present)	107

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

President of the Adviser (1/07 to present); Chief Financial Officer of the Adviser (11/00 to 1/07) and Managing Board Member of the Adviser (11/00 to 11/03) (1/07 to present); Vice President (8/97 to 12/06), Treasurer, Chief Financial Officer of other Investment Companies advised by the Adviser (12/02 to 12/06); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/00 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

Disinterested Trustees
Michael Bouchard (51) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/03 to present)	107
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Sheriff, Oakland County, Michigan (1/99 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

William J. Crowley, Jr. (62) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	107
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Partner (Baltimore Office) – Arthur Andersen LLP (1995 to 2002); Board Member of various corporate boards (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:

Director of Foundation Coal Holdings, Inc.; Director of Bio Veris Corporation (from 5/04 until 6/07 when the company was acquired); Director of Provident Bankshares Corporation

Dominic D’Annunzio (69) 1 Corporate Way Lansing, MI 48951	Chairman of the Board [2] (2/04 to present) Trustee [2] (2/02 to present)	107
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Acting Commissioner of Insurance for the State of Michigan (1/90 to 5/90) and (8/97 to 5/98)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH THE TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
Michelle Engler (49) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/03 to present)	107
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director of Federal Home Loan Mortgage Corporation

James Henry, Ph.D. (69) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	107
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan State University (2001 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

Richard McLellan (65) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/94 to present)	107
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Dykema Gossett PLLC (Law Firm)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Member of the Board of Directors of ITC Holdings Corp. (11/07 to present)

William R. Rybak (56) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	107
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Board Member of various corporate boards (see below) (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:

Chairman of the Board of Trustees of Lewis University; Member of the Board since 1982; Member of the Board of Directors of Howe Barnes Investments, Inc. since 2001; Member of the Boards of each of the Calamos Mutual Funds since 2002; Member of the Board of Directors of The PrivateBancorp since 2003; Chairman of the Board of Trustees of St. Coletta’s of Illinois; and Member of the Board since 2000

Patricia A. Woodworth (52) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	107

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul Getty Trust (12/2007 to present); Executive Vice President for Finance and Administration, Chief Financial Officer, Art Institute of Chicago (2002 to 11/2007); Executive Vice President and Chief Financial Officer, The University of Chicago (1998 to 2002)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

[1] Mr. Nerud is an “interested person” of the Trust due to his position with Jackson National Life Insurance Company®, which is the parent company of the Adviser.

[2] The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH THE TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
Officers
Daniel W. Koors (37) 1 Corporate Way Lansing, MI 48951	Vice President, Treasurer and Chief Financial Officer (12/06 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President and Chief Financial Officer of the Adviser (1/07 to present); Vice President, Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/06 to present); Assistant Treasurer of other Investment Companies advised by the Adviser (9/06 to 12/06); Assistant Vice President – Fund Administration of Jackson National Life Insurance Company (8/06 to present); Partner of Deloitte & Touche LLP (2003 to June 2006); Senior Manager of Deloitte & Touche LLP (2000 to 2003)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

Susan S. Rhee (36) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary (2/04 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Legal Officer (7/04 to present) and Secretary (11/00 to present) of the Adviser; Vice President, Counsel, and Secretary of other Investment Companies advised by the Adviser; Assistant Vice President of Jackson National Life Insurance Company (8/03 to present); Associate General Counsel of Jackson National Life Insurance Company (7/01 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

Steven J. Fredricks (37) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/05 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (1/05 to present); Attorney of Jackson National Life Insurance Company (2/02 to 1/05); Contract Attorney, Godfrey & Kahn, S.C. (2001 – 2002)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

William V. Simon (37) 1 Corporate Way Lansing, MI 48951	Vice President and Assistant Treasurer (12/06 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President and Chief Operating Officer of the Adviser (1/07 to present); Assistant Vice President of Jackson National Life Insurance Company (7/04 to present); Director of Jackson National Life Insurance Company (8/00 to 7/04)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Assistant Secretary of other Investment Companies advised by the Adviser (9/07 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (4/07 to present); Mutual Fund Compliance Analyst of Jackson National Life Insurance Company (2/06 to 4/07): Senior Paralegal of Jackson National Life Insurance Company (6/04 to 2/06); Paralegal of Jackson National Life Insurance Company (7/01 to 6/04)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH THE TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
Officers
Kelly L. Crosser (35) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/07 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Assistant Secretary of other Investment Companies advised by the Adviser (9/07 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (4/07 to present); Mutual Fund Compliance Analyst of Jackson National Life Insurance Company (2/06 to 4/07): Senior Paralegal of Jackson National Life Insurance Company (6/04 to 2/06); Paralegal of Jackson National Life Insurance Company (7/01 to 6/04)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

Michael Piszczek (50) 1 Corporate Way Lansing, MI 48951	Vice President (11/07 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President of other Investment Companies advised by the Adviser (11/07 to present); Assistant Vice President – Tax of the Adviser (11/07 to present); Assistant Vice President – Nuveen Investments (4/99 to 8/07); Assistant Vice President and Assistant Secretary – Nuveen Funds (4/99 to 8/07)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002 or by visiting www.jnl.com or www.jnlny.com.

TRUSTEES AND OFFICERS OF JNL SERIES TRUST (THE "TRUST")

The interested Trustees and Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The following persons, who are disinterested Trustees of the Trust, and the Trust’s Chief Compliance Officer, received from the Trust the compensation amounts indicated for the services as such for the twelve-month period ended December 31, 2007:

TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST[1]	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX
Michael Bouchard	$56,743	$0	$0	$96,500
William J. Crowley, Jr. [4]	$52,921	$0	$0	$90,000
Dominic D’Annunzio [3,5]	$77,619	$0	$0	$132,000
Michelle Engler	$58,507	$0	$0	$99,500
James Henry	$59,977	$0	$0	$102,000
Richard McLellan	$62,623	$0	$0	$106,500
William R. Rybak	$56,743	$0	$0	$96,500
Patricia Woodworth [6]	$59,977	$0	$0	$102,000
Steven J. Fredricks [2]	$109,154	$0	$0	$184,212

[1]

The fees paid to the independent Trustees are paid for combined meetings of all Funds in the Fund Complex. The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets. The total fees to all the independent Trustees is $485,110.

[2]

Mr. Fredricks’ compensation is paid by the Funds for his duties as the Chief Compliance Officer of the Fund Complex. The expense is allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.

[3]	Mr. D’Annunzio is an ex officio (non-voting) member of the Governance Committee. Therefore, he does not receive any compensation as a member of the Governance Committee.

[4]	Mr. Crowley deferred $45,000.

[5]	Mr. D’Annunzio deferred $66,000.

[6]	Ms. Woodworth deferred $51,000.

JNL SERIES TRUST

JNL VARIABLE FUND LLC

JNLNY VARIABLE FUND I LLC

(collectively, the “Funds”)

APPROVAL OF THE FUNDS’

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees/Managers of the Funds (“Board”) oversees the management of each Fund and, as required by law, determines annually whether to approve the Funds’ advisory agreement with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s sub-advisory agreement(s).

At a meeting on August 21-22, 2007, the Board, including all of the Independent Trustees/Managers, considered information relating to the Fund’s investment advisory and management agreement with JNAM (“Agreement”), information relating to the proposed sub-advisory agreement between JNAM and Capital Guardian Trust Company (“Capital Guardian”); and amendments to the existing sub-advisory agreements with PPM America, Inc. and Standard & Poor’s Advisory Services LLC. (collectively, the “August Sub-Advisory Agreements”). In advance of the meeting, independent legal counsel for the Independent Trustees/Managers requested that certain information be provided to the Board relating to the August Sub-Advisory Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussion, the Board approved the new Sub-Advisory Agreement with Capital Guardian through December 3, 2009 and the amendments to the other sub-advisory agreements referenced above.

At a meeting on September 26, 2007, the Board, including all of the Independent Trustees/Managers, considered information relating to the Agreement and to the proposed sub-advisory agreement between JNAM and Prudential Asset Management (Singapore) Limited (“PAM Singapore”) (“PAM Singapore Sub-Advisory Agreement”). In advance of the meeting, independent legal counsel for the Independent Trustees/Managers requested that certain information be provided to the Board relating to the PAM Singapore Sub-Advisory Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussion, the Board approved the PAM Singapore Sub-Advisory Agreement through December 3, 2009.

At a meeting on November 27, 2007, the Board, including all of the Independent Trustees/Managers, considered information relating to the Agreement and amendments to the existing sub-advisory agreement with PPM America, Inc. (collectively, the “PPM Sub-Advisory Agreement”). In advance of the meeting, independent legal counsel for the Independent Trustees/Managers requested that certain information be provided to the Board relating to the Agreement and the PPM Sub-Advisory Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussion, the Board approved the PPM Sub-Advisory Agreement.

Please note all references below to “Sub-Advisory Agreements” shall include the August Sub-Advisory Agreements, the PAM Singapore Sub-Advisory Agreement, and the PPM Sub-Advisory Agreement.

In reviewing the Agreement and the Sub-Advisory Agreements and considering the information, the Board was advised by outside legal counsel to the Funds, and the Independent Trustees/Managers were advised by independent legal counsel. The Board considered the factors it deemed relevant, including principally: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of each Fund, (3) its profitability, including an analysis of the cost of providing services and comparative expense information, (4) whether economies of scale may be realized as each Fund grows and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (5) other benefits that may accrue to JNAM and the sub-advisers through their relationships with the Funds. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreement and the Sub-Advisory Agreements.

Before approving the Agreement and the Sub-Advisory Agreements, the Independent Trustees/Managers met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the Agreement and the Sub-Advisory Agreements. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees/Managers, concluded that the Agreement is fair and reasonable and in the best interests of the shareholders of each Fund and that each Sub-Advisory Agreement is fair and reasonable and in the best interests of the shareholders of the applicable Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by JNAM and the sub-advisers.

For each Fund, the Board considered the services to be provided by JNAM, including but not limited to the oversight of the sub-advisers, as well as the provision of recordkeeping and compliance services to the Funds. The Board also considered that JNAM would monitor the performance of the various organizations that provide services to the Funds, including the Funds’ distributor, transfer agent and custodian. With respect to JNAM’s oversight of the sub-advisers, the Board noted that JNAM is responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the sub-advisers. The Board also considered the investment sub-advisory services to be provided by each sub-adviser. The Board considered JNAM’s evaluation of the sub-advisers, as well as JNAM’s recommendation, based on its review of the sub-advisers, to approve the Sub-Advisory Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management who are responsible for oversight of the Funds and each sub-adviser, and also reviewed the qualifications, backgrounds and responsibilities of the sub-advisers’ portfolio managers who would be responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and each sub-adviser’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and each sub-adviser. The Board considered compliance reports about JNAM and the sub-advisers from the Trust’s CCO.

Based on the foregoing, the Board concluded that (i) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by JNAM under the Agreement and (ii) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by the sub-adviser(s) under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund, including how the Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how the Fund performed versus its benchmark index. References in this section to “Agreements” are references to the Agreement and Sub-Advisory Agreement of the Fund in question.

August 21-22, 2007 Board Meeting:

The Board considered the performance of each Fund, including how the Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how the Fund performed versus its benchmark index. The performance periods considered by the Board ended on June 30, 2007.

New Fund:

JNL/Capital Guardian International Small Cap Fund. The Board considered that Capital Guardian’s performance for a similarly managed strategy (“Strategy”) outperformed its benchmark for the one-, three-, five-, and ten-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s strong performance record.

Sub-Adviser Changes:

JNL/Capital Guardian Global Balanced Fund (formerly, JNL/FI Balanced Fund). The Board considered that both the Fund and Capital Guardian’s performance for a similarly managed strategy (“Strategy”) outperformed the performance universe during the one-, three- and five-year periods. The Board also considered that the Strategy underperformed its benchmark, the S&P 500, for the one-year period, and outperformed its benchmark for the three- and five-year periods. However, the Board noted that in the future a balanced hybrid composite benchmark will be used for the purposes of evaluating the Fund’s performance. In addition, the Board considered the fact that the portfolio manager currently responsible for the performance would change with the transition to Pyramis. The Board therefore concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s strong performance record.

JNL/Capital Guardian Global Diversified Research Fund (formerly, JNL/Select Global Growth Fund). The Board considered that Capital Guardian's performance for a similarly managed strategy (“Strategy”) underperformed the performance universe during the one-year period, but outperformed the performance universe during the three- and five-year periods. The Board also considered the Strategy underperformed its benchmark for the one-year period, but outperformed its benchmark for the three- and five-year periods. In addition, the Board considered the fact that the Fund’s performance has underperformed its benchmark with the current sub-adviser since they started managing the Fund. The Board therefore concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s performance record.

JNL/Capital Guardian U.S. Growth Equity Fund (formerly, JNL/Select Large Cap Growth Fund). The Board considered that Capital Guardian's performance for a similarly managed strategy (“Strategy”) underperformed the performance universe during the one- and three-year periods, but outperformed the performance universe during the five-year period. The Board also considered the Strategy underperformed its benchmark for the one- and three-year periods, but outperformed its benchmark for the five-year period. The Board therefore concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s long-term performance record and consistent investment approach.

JNL/JPMorgan MidCap Growth Fund (formerly, JNL/FI Mid-Cap Equity Fund). The Board considered that both the Fund and J.P. Morgan’s performance for a similarly managed strategy (“Strategy”) outperformed the performance universe during the one-, three- and five-year periods. The Board also considered that the Strategy slightly underperformed its benchmark for the three-year period, but outperformed its benchmark for the one- and five-year periods. The Board therefore concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s performance record.

JNL/AIM International Growth Fund (formerly, JNL/JPMorgan International Equity Fund). The Board considered that AIM’s performance for a similarly managed strategy (“Strategy”) outperformed the performance universe during the one-, three- and five-year periods and that it outperformed its benchmark for the one- and three-year periods, but underperformed its benchmark for the five-year period. The Board therefore concluded that it would be in the best interests of the Fund and its shareholders to approve the amendment to the Agreements in light of the Strategy’s performance record.

JNL/PPM America Core Equity Fund (formerly, JNL/Putnam Equity Fund). The Board considered that PPM’s performance for a similarly managed strategy (“Strategy”) outperformed the performance universe during the one-, three- and five-year periods and that it outperformed its benchmark for the one-, three- and five-year periods. The Board therefore concluded that it would be in the best interests of the Fund and its shareholders to approve the amendment to the Agreements in light of the Strategy’s strong performance record.

September 26, 2007 Board Meeting:

With respect to the proposed new Funds, the Board could not consider historical information, since the Funds had not previously been in existence. The Board did consider certain hypothetical information presented by JNAM based either on similar funds or certain attribution models. The performance periods considered by the Board ended on July 31, 2007.

JNL/PAM China-India Fund. The Board considered that PAM’s performance for a similarly managed strategy (“Strategy”) slightly underperformed its benchmark during the one-month, one-year and since inception period (October 2005), but outperformed its benchmark during the three-month period. Additionally, the board considered the relative performance of the Strategy compared to U.S. markets and the opportunity to provide shareholders with an additional investment option in international markets. The Board also considered the importance of shareholder investment options, and the ability of shareholders to invest in growing economies and markets. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s performance record.

JNL/PAM Asia ex-Japan Fund. The Board considered that PAM’s performance for a similarly managed strategy (“Strategy”) slightly underperformed its benchmark during the one-year period, but outperformed its benchmark during the three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s performance record.

November 27, 2007 Board Meeting

With respect to the proposed new Funds, the Board could not consider historical information, since the Funds had not previously been in existence. The Board did consider certain hypothetical information presented by JNAM based either on similar funds or certain attribution models. The performance periods considered by the Board ended on September 30, 2007.

The Board considered the performance of JNL/PPM America Small Cap Value Fund, including how the Fund performed versus its benchmark index. The performance period considered by the Board ended on September 30, 2007 for the JNL/PPM America Small Cap Value Fund.

JNL/PPM America Small Cap Value Fund. The Board considered that PPM’s performance for a similarly managed strategy (“Strategy”) outperformed its index during the one-year period, but underperformed during the three- and five-year periods. The Board considered the importance of shareholder investment options and the relative strength of small capitalization investment strategies. In addition, the Board considered more limited capacity of small cap investment strategies in the marketplace. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements in light of the Strategy’s performance data and based on the capacity constraints of the Fund’s strategy.

JNL/PPM America Mid Cap Value Fund. No historical performance was available for this Fund.

Costs of Services

The Board reviewed the fees to be paid to JNAM and each Fund’s sub-adviser. For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers. Using information provided by an independent data service, the Board evaluated each Fund’s proposed advisory fees compared to the median advisory fees for other funds similar in size, character and investment strategy (the “expense group”). While the Board also considered each Fund’s proposed sub-advisory fee and compared that to the median sub-advisory fee of the expense group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio. With respect to each Fund noted below, the Board concluded that the advisory and sub-advisory fees are reasonable and in the best interest of each Fund and its shareholders in light of the services to be provided. In reaching this determination, the Board also considered the effect of advisory fees on the total expenses of each Fund.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

August 21-22, 2007 Board Meeting:

The Board also noted that the data service did not have a comparable group of funds against which to review the advisory and sub-advisory fees. The data service did provide total expenses for a comparable group of funds.

New Funds:

JNL/S&P 4 Fund. The Board noted that the Fund’s estimated total expense ratio would be lower than that of the peer group average.

JNL/S&P Dividend Income & Growth Fund. The Board noted that the Fund’s estimated total expense ratio would be lower than that of the peer group average.

JNL/S&P Intrinsic Value Fund. The Board noted that the Fund’s estimated total expense ratio would be lower than that of the peer group average.

JNL/S&P Competitive Advantage Fund. The Board noted that the Fund’s estimated total expense ratio would be lower than that of the peer group average.

JNL/S&P Total Yield Fund. The Board noted that the Fund’s estimated total expense ratio would be lower than that of the peer group average.

JNL/Capital Guardian International Small Cap Fund. The Board noted that the Fund’s estimated total expense ratio would be equal to that of the peer group average.

Sub-Adviser Changes:

JNL/Capital Guardian Global Balanced Fund. The Board considered that the Fund’s advisory and sub-advisory fees would be higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio would be lower than that of the peer group average. The Board concluded that the total expenses are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

JNL/Capital Guardian Global Diversified Research Fund. The Board considered that the Fund’s advisory and sub-advisory fees would be higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio would be lower than that of the peer group average. The Board concluded that the total expenses are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

JNL/Capital Guardian U.S. Growth Equity Fund. The Board considered that while the Fund’s advisory and sub-advisory fees would be higher than the peer group average, the Fund’s estimated total expense ratio would be lower than that of the peer group average. The Board concluded that total expenses are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

JNL/JPMorgan MidCap Growth Fund. The Board considered that the Fund’s advisory and sub-advisory fees would be lower (proforma) than the peer group average. The Board noted that the Fund’s estimated total expense ratio also would be lower than that of the peer group average. The Board also noted that the portfolio managers currently responsible for the performance would change once Pyramis started managing the Fund. The Board concluded that the advisory and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

JNL/AIM International Growth Fund. The Board considered that the Fund’s advisory fee is lower and sub-advisory fee would be equal to (proforma) the peer group average. The Board noted that the Fund’s estimated total expense ratio is lower than that of the peer group average. The Board also noted that the performance of the Fund has underperformed and the Board considered that AIM’s performance for a similarly managed strategy (“Strategy”) outperformed the performance universe during the one-, three- and five-year periods and that it outperformed its benchmark for the one- and three-year periods, but underperformed its benchmark for the five-year period. The Board concluded that the advisory and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

JNL/PPM America Core Equity Fund. The Board considered that the Fund’s advisory fee would be higher than and sub-advisory fee is lower (proforma) than the peer group average. The Board also noted the Fund’s estimated total expense ratio is lower than that of the peer group average. The Board also noted that the performance of the Fund has underperformed and the Board considered that PPM’s performance for a similarly managed strategy (“Strategy”) outperformed the performance universe during the one-, three- and five-year periods and that it outperformed its benchmark for the one-, three- and five-year periods. The Board concluded that, in light of this, the advisory and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

September 26, 2007 Board Meeting:

The Board also noted that the data service did not have a comparable group of funds against which to review the advisory and sub-advisory fees. The data service did provide total expenses for a comparable group of funds.

JNL/PAM China-India Fund. The Board noted that the Fund’s estimated total expense ratio also would be lower than that of the peer group average. The Board concluded that the advisory and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

JNL/PAM Asia ex-Japan Fund. The Board noted that the Fund’s estimated total expense ratio also would be lower than that of the peer group average. The Board concluded that the advisory and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

November 27, 2007 Board Meeting

The Board noted JNAM’s assertion that the data service did not have a comparable group of funds against which to review the sub-advisory fees. The data service did provide total expenses for a comparable group of funds.

Further detail considered by the Board regarding the advisory fees and total expenses of each Fund is set forth below:

New Funds:

JNL/PPM America Mid Cap Value Fund. The Board considered that the Fund’s combined advisory and administrative fee is higher than the peer group average. The Board noted that the Fund’s estimated total expense ratio is lower than that of the peer group average. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders based on the capacity constraints of the Fund’s strategy and in light of the services to be provided.

JNL/PPM America Small Cap Value Fund. The Board considered that the Fund’s combined advisory and administrative fee is lower than the peer group average. The Board noted that the Fund’s estimated total expense ratio is lower than that of the peer group average. The Board concluded that the advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders based on the capacity constraints of the Fund’s strategy and in light of the services to be provided.

Economies of Scale

The Board considered whether each Fund’s proposed advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund, contains breakpoints that decrease the fee rate as assets increase. In light of this, the Board concluded that it would be fair, reasonable and in the best interests of each Fund and its shareholders to approve each Agreement.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates would serve the Funds in various capacities, including as adviser, administrator and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service to be provided to the Funds by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law. The Board also noted that certain sub-advisers would pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those sub-advisers would manage. The Board considered JNAM’s assertion that those meetings would not yield a profit to the Funds’ distributor, that sub-advisers would not be required to participate in the meetings and that recommendations to hire or fire sub-advisers would not be influenced by a sub-adviser’s willingness to participate in the meetings.

In evaluating the benefits that may accrue to the sub-advisers through their relationship with the Fund(s), the Board noted that each sub-adviser may develop additional investment advisory business with JNAM, the Funds or other clients of the sub-adviser as a result of its relationship with the Fund(s). Further, the Board considered that in the case of Mellon Capital Management Corporation (“Mellon”), affiliates serve as the custodian and the securities lending agent for the Funds of the JNL Series Trust, JNL Variable Fund LLC, JNLNY Variable Fund I LLC, and the JNL Money Market Fund of the JNL Investors Series Trust. The Board considered that each service to be provided to the Funds by the Mellon affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law.

After full consideration of these and other factors, the Board concluded that approval of the Agreement and the Sub-Advisory Agreements was fair, reasonable and in the best interests of each Fund and its shareholders.

SUPPLEMENT DATED NOVEMBER 6, 2007 TO THE PROSPECTUS

DATED APRIL 30, 2007

JNL(r) SERIES TRUST

Effective November 1, 2007, please note that the changes apply to your variable annuity and/or variable life product(s).

For the JNL/PIMCO Real Return Fund, please delete the second paragraph in the section entitled “The Sub-Adviser and Portfolio Management” in its entirety and replace it with the following:

Mihir Worah is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. Since November 2007, Mr. Worah has been primarily responsible for the day-to-day management of the Fund. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing. Previously Mr. Worah was a post-doctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. He has a Ph.D. in theoretical physics from the University of Chicago and is the author of numerous scientific papers.

This Supplement is dated November 6, 2007.

V6227 11/07

SUPPLEMENT DATED JANUARY 2, 2008 TO THE PROSPECTUS

DATED APRIL 30, 2007, AS AMENDED, DECEMBER 3, 2007

SUPPLEMENT DATED JANUARY 2, 2008 TO THE PROSPECTUS

DATED APRIL 30, 2007

JNL(r) SERIES TRUST

Please note that the changes apply to your variable annuity and variable life product(s).

For the JNL/Capital Guardian Global Balanced Fund, please delete paragraph (a) in the section entitled “Fixed-income portion of the Fund” in its entirety and replace it with the following:

(a)

Securities rated Baa3 or better by Moody’s Investors Service, Inc. or Fitch, or BBB or better by Standard & Poor’s Corporation, or securities unrated by any of the foregoing entities that are deemed by the Sub-Adviser to be of equivalent investment quality;

For the JNL/Franklin Templeton Global Growth Fund, please delete the first bullet following the second paragraph in the section entitled “The Sub-Adviser and Portfolio Management” in its entirety and replace it with the following:

•

Cindy L. Sweeting, CFA (President of Global Advisors) has been a manager of the Fund since December 2007. Ms. Sweeting is director of portfolio management for the Templeton Global Equity Group, and lead portfolio manager of Templeton Growth Fund, Inc. and the European based Templeton Growth Fund. She also has portfolio management responsibility for institutional separate account relationships with both global and international mandates. Ms. Sweeting has 25 years of experience in the investment industry. She joined Franklin Templeton Investments in Templeton’s Nassau office in 1997, and most recently served as director of research for the Templeton Global Equity Group, before assuming her current responsibilities. Ms. Sweeting graduated summa cum laude from Georgetown University, where she earned her B.S. in business administration with a concentration in finance. She has served as vice president of the board of directors for the International Society of Financial Analysts (“ISFA”), which has now merged with the CFA Institute. She was a founding member and past president of the Bahamas Chapter of ISFA. Ms. Sweeting is a Chartered Financial Analyst (“CFA”) Charterholder.

For the JNL/JPMorgan MidCap Growth Fund, please add the following paragraph in the section entitled “Principal Investment Strategies”:

Investments in all types of foreign securities will not exceed 20% of the total assets of the Fund.

For the JNL/JPMorgan MidCap Growth Fund, please add the following in the section entitled “Principal Risks of Investing in the Fund”:

•

Foreign securities risk. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

(

Emerging markets risk. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets

For the JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, and JNL/Mellon Capital Management International Index Fund, in the section entitled “The Sub-Adviser and Portfolio Management”, please delete all references to Susan Ellison.

For the JNL/T. Rowe Price Established Growth Fund, please add the following in the section entitled “Principal Risks of Investing in the Fund”:

•

Emerging markets risk. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

This Supplement is dated January 2, 2008.

CMV0282 01/08 and CMX0288 01/08

SUPPLEMENT DATED JANUARY 2, 2008 TO THE PROSPECTUS

DATED APRIL 30, 2007, AS AMENDED, DECEMBER 3, 2007

JNL(r) SERIES TRUST

Please note that the changes apply to your variable life product(s).

For the JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, and JNL/Mellon Capital Management International Index Fund, in the section entitled “The Sub-Adviser and Portfolio Management”, please delete all references to Susan Ellison.

For the JNL/T. Rowe Price Established Growth Fund, please add the following in the section entitled “Principal Risks of Investing in the Fund”:

•

Emerging markets risk. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

This Supplement is dated January 2, 2008.

NMU0290NY 01/08

SUPPLEMENT DATED JANUARY 8, 2008 TO THE PROSPECTUS

DATED APRIL 30, 2007, AS AMENDED, DECEMBER 3, 2007

SUPPLEMENT DATED JANUARY 8, 2008 TO THE PROSPECTUS

DATED APRIL 30, 2007

JNL(r) SERIES TRUST

Please note that the changes are effective January 2, 2008, and apply to your variable annuity product(s).

For the each of the following Funds:

JNL/S&P Managed Conservative Fund

JNL/S&P Managed Moderate Fund

JNL/S&P Managed Moderate Growth Fund

JNL/S&P Managed Growth Fund

JNL/S&P Managed Aggressive Growth Fund

JNL/S&P Retirement Income Fund

JNL/S&P Retirement 2015 Fund

JNL/S&P Retirement 2020 Fund

JNL/S&P Retirement 2025 Fund

JNL/S&P Disciplined Moderate Fund

JNL/S&P Disciplined Moderate Growth Fund

JNL/S&P Disciplined Growth Fund

JNL/S&P Moderate Retirement Strategy Fund

JNL/S&P Moderate Growth Retirement Strategy Fund

JNL/S&P Growth Retirement Strategy Fund

Please delete the second paragraph in the section entitled “The Sub-Adviser and Portfolio Management” in its entirety and replace it with the following:

Massimo Santicchia and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. Massimo Santicchia has been a Director with SPIAS since April 2005 with responsibility for the design, construction and management of quantitatively oriented portfolio strategies. Mr. Santicchia joined Standard & Poor’s in 2000 as a Portfolio Analyst and Strategist with Portfolio Advisors. In 2001 he then joined the Equity Research team where he covered mid and small cap stocks. During his tenure in Equity Research, he was promoted to Senior Investment Officer. Mr. Santicchia has been the lead portfolio officer since January 2008. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein.

This Supplement is dated January 8, 2008.

CMV0341 01/08 and CMV0342 01/08

SUPPLEMENT DATED FEBRUARY 8, 2008 TO THE PROSPECTUS

DATED APRIL 30, 2007

SUPPLEMENT DATED FEBRUARY 8, 2008 TO THE PROSPECTUS

DATED APRIL 30, 2007, AS AMENDED, DECEMBER 3, 2007

JNL(r) SERIES TRUST

Please note that the changes apply to your variable annuity product(s).

Effective February 11, 2008, please remove all references to William V. Simon.

Effective March 1, 2008, please remove all references to Eugene P. Stein.

Effective February 4, 2008, for the JNL/AIM Small Cap Growth Fund in the section entitled “The Sub-Adviser and Portfolio Management”, please delete the first bullet in its entirety and replace it with the following:

•

Juliet S. Ellis (lead manager), Senior Portfolio Manager and Chief Investment Officer of AIM’s Domestic Growth Investment Management Unit, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management. As the lead manager, Ms. Ellis generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Ms. Ellis may perform these functions, and the nature of these functions, may change from time to time.

Effective February 4, 2008, for the JNL/AIM Small Cap Growth Fund in the section entitled “The Sub-Adviser and Portfolio Management”, please add the following after the second bullet:

•

Clay Manley, Portfolio Manager, has been responsible for the Fund since February 2008 and has been associated AIM and/or its affiliates since 2001. From 2002 to February 2008, he was a senior equity analyst on AIM’s small-cap team. Mr. Manley has a Bachelor of Arts (cum laude) in history and geology from Vanderbilt University, and a Master of Business Administration degree with concentrations in finance and accounting from Goizueta Business School at Emory University. Mr. Manley is a CFA Charterholder.

Effective March 1, 2008, for the JNL/Capital Guardian Global Balanced Fund in the section entitled “The Sub-Adviser and Portfolio Management”, please add the following paragraph:

Alan J. Wilson is president and U.S. research director for Capital International Research, Inc. and a director of The Capital Group Companies, Inc. Mr. Wilson also serves as a senior vice president and a director of Capital Guardian Trust Company. He is also a portfolio manager with investment analyst responsibilities, specializing in U.S. energy equipment, video games, and construction & engineering. Prior to joining our organization in 1991, Mr. Wilson was a consultant with The Boston Consulting Group for five years. Before that, he was an engineer with Texas Eastern Corporation. Mr. Wilson received his MBA from Harvard University Graduate School of Business Administration and his BS in civil engineering from Massachusetts Institute of Technology. He is based in Los Angeles.

Effective February 8, 2008, for the JNL/PAM Asia ex-Japan Fund in the section entitled “Principal Investment Strategies,” please delete the second paragraph in its entirety.

Effective February 8, 2008, for the JNL/PAM Asia ex-Japan Fund in the section entitled “Principal Risks of Investing in the Fund,” please delete “Industry concentration risk.”

Effective February 8, 2008, for the JNL/PAM China-India Fund in the section entitled “Principal Investment Strategies,” please delete the third paragraph in its entirety.

Effective February 8, 2008, for the JNL/PAM China-India Fund in the section entitled “Principal Risks of Investing in the Fund,” please delete “Industry concentration risk.”

Effective February 11, 2008, for the JNL/S&P 4 Fund in the section entitled “The Adviser and Portfolio Management”, please delete the second paragraph and the two bullets that follow in their entirety and replace it with the following:

The Fund is managed on a team basis. Daniel W. Koors has primary responsibility for the day-to-day management of the Fund’s portfolio. Mr. Koors is Vice President, Chief Financial Officer and Treasurer of the Trust. Mr. Koors has been a manager of the Fund since its inception. Mr. Koors has been associated with JNAM and/or its affiliates since August 2006. Mr. Koors was elected Vice President and Chief Financial Officer of JNAM in January 2007. In addition to being Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies, Mr. Koors has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since September 2006. Prior to this, Mr. Koors was a Partner of Deloitte & Touche LLP from 2003 to June 2006, and a Senior Manager of Deloitte & Touche LLP from 2000 to 2003.

This Supplement is dated February 8, 2008.

CMV0578 02/08

CMV0579 02/08

CMV0580 02/08

SUPPLEMENT DATED FEBRUARY 8, 2008 TO THE PROSPECTUS

DATED APRIL 30, 2007, AS AMENDED, DECEMBER 3, 2007

JNL(r) SERIES TRUST

Please note that the changes apply to your variable annuity product(s).

Effective February 11, 2008, please remove all references to William V. Simon.

Effective March 1, 2008, please remove all references to Eugene P. Stein.

Effective February 4, 2008, for the JNL/AIM Small Cap Growth Fund in the section entitled “The Sub-Adviser and Portfolio Management”, please delete the first bullet in its entirety and replace it with the following:

•

Juliet S. Ellis (lead manager), Senior Portfolio Manager and Chief Investment Officer of AIM’s Domestic Growth Investment Management Unit, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management. As the lead manager, Ms. Ellis generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Ms. Ellis may perform these functions, and the nature of these functions, may change from time to time.

Effective February 4, 2008, for the JNL/AIM Small Cap Growth Fund in the section entitled “The Sub-Adviser and Portfolio Management”, please add the following after the second bullet:

•

Clay Manley, Portfolio Manager, has been responsible for the Fund since February 2008 and has been associated AIM and/or its affiliates since 2001. From 2002 to February 2008, he was a senior equity analyst on AIM’s small-cap team. Mr. Manley has a Bachelor of Arts (cum laude) in history and geology from Vanderbilt University, and a Master of Business Administration degree with concentrations in finance and accounting from Goizueta Business School at Emory University. Mr. Manley is a CFA Charterholder.

Effective March 1, 2008, for the JNL/Capital Guardian Global Balanced Fund in the section entitled “The Sub-Adviser and Portfolio Management”, please add the following paragraph:

Alan J. Wilson is president and U.S. research director for Capital International Research, Inc. and a director of The Capital Group Companies, Inc. Mr. Wilson also serves as a senior vice president and a director of Capital Guardian Trust Company. He is also a portfolio manager with investment analyst responsibilities, specializing in U.S. energy equipment, video games, and construction & engineering. Prior to joining our organization in 1991, Mr. Wilson was a consultant with The Boston Consulting Group for five years. Before that, he was an engineer with Texas Eastern Corporation. Mr. Wilson received his MBA from Harvard University Graduate School of Business Administration and his BS in civil engineering from Massachusetts Institute of Technology. He is based in Los Angeles.

Effective February 8, 2008, for the JNL/PAM Asia ex-Japan Fund in the section entitled “Principal Investment Strategies,” please delete the second paragraph in its entirety.

Effective February 8, 2008, for the JNL/PAM Asia ex-Japan Fund in the section entitled “Principal Risks of Investing in the Fund,” please delete “Industry concentration risk.”

Effective February 8, 2008, for the JNL/PAM China-India Fund in the section entitled “Principal Investment Strategies,” please delete the third paragraph in its entirety.

Effective February 8, 2008, for the JNL/PAM China-India Fund in the section entitled “Principal Risks of Investing in the Fund,” please delete “Industry concentration risk.”

Effective February 11, 2008, for the JNL/S&P 4 Fund in the section entitled “The Adviser and Portfolio Management”, please delete the second paragraph and the two bullets that follow in their entirety and replace it with the following:

The Fund is managed on a team basis. Daniel W. Koors has primary responsibility for the day-to-day management of the Fund’s portfolio. Mr. Koors is Vice President, Chief Financial Officer and Treasurer of the Trust. Mr. Koors has been a manager of the Fund since its inception. Mr. Koors has been associated with JNAM and/or its affiliates since August 2006. Mr. Koors was elected Vice President and Chief Financial Officer of JNAM in January 2007. In addition to being Vice President, Chief Financial Officer and Treasurer of the Trust and

other affiliated investment companies, Mr. Koors has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since September 2006. Prior to this, Mr. Koors was a Partner of Deloitte & Touche LLP from 2003 to June 2006, and a Senior Manager of Deloitte & Touche LLP from 2000 to 2003.

This Supplement is dated February 8, 2008.

CMV0580 02/08

SUPPLEMENT DATED FEBRUARY 8, 2008 TO THE PROSPECTUS

DATED APRIL 30, 2007, AS AMENDED, DECEMBER 3, 2007

JNL(r) SERIES TRUST

Please note that the changes apply to your variable life product(s).

Effective March 1, 2008, please remove all references to Eugene P. Stein.

Effective February 4, 2008, for the JNL/AIM Small Cap Growth Fund in the section entitled “The Sub-Adviser and Portfolio Management,” please delete the first bullet in its entirety and replace it with the following:

•

Juliet S. Ellis (lead manager), Senior Portfolio Manager and Chief Investment Officer of AIM’s Domestic Growth Investment Management Unit, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management. As the lead manager, Ms. Ellis generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Ms. Ellis may perform these functions, and the nature of these functions, may change from time to time.

Effective February 4, 2008, for the JNL/AIM Small Cap Growth Fund in the section entitled “The Sub-Adviser and Portfolio Management,” please add the following after the second bullet:

•

Clay Manley, Portfolio Manager, has been responsible for the Fund since February 2008 and has been associated AIM and/or its affiliates since 2001. From 2002 to February 2008, he was a senior equity analyst on AIM’s small-cap team. Mr. Manley has a Bachelor of Arts (cum laude) in history and geology from Vanderbilt University, and a Master of Business Administration degree with concentrations in finance and accounting from Goizueta Business School at Emory University. Mr. Manley is a CFA Charterholder.

Effective March 1, 2008, for the JNL/Capital Guardian Global Balanced Fund in the section entitled “The Sub-Adviser and Portfolio Management,” please add the following paragraph:

Alan J. Wilson is president and U.S. research director for Capital International Research, Inc. and a director of The Capital Group Companies, Inc. Mr. Wilson also serves as a senior vice president and a director of Capital Guardian Trust Company. He is also a portfolio manager with investment analyst responsibilities, specializing in U.S. energy equipment, video games, and construction & engineering. Prior to joining our organization in 1991, Mr. Wilson was a consultant with The Boston Consulting Group for five years. Before that, he was an engineer with Texas Eastern Corporation. Mr. Wilson received his MBA from Harvard University Graduate School of Business Administration and his BS in civil engineering from Massachusetts Institute of Technology. He is based in Los Angeles.

This Supplement is dated February 8, 2008.

CMU0581 02/08

SUPPLEMENT DATED FEBRUARY 8, 2008 TO THE PROSPECTUS

DATED APRIL 30, 2007, AS AMENDED, DECEMBER 3, 2007

JNL(r) SERIES TRUST

Effective March 1, 2008, please remove all references to Eugene P. Stein.

Effective February 4, 2008, for the JNL/AIM Small Cap Growth Fund in the section entitled “The Sub-Adviser and Portfolio Management”, please delete the first bullet in its entirety and replace it with the following:

•

Juliet S. Ellis (lead manager), Senior Portfolio Manager and Chief Investment Officer of AIM’s Domestic Growth Investment Management Unit, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management. As the lead manager, Ms. Ellis generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Ms. Ellis may perform these functions, and the nature of these functions, may change from time to time.

Effective February 4, 2008, for the JNL/AIM Small Cap Growth Fund in the section entitled “The Sub-Adviser and Portfolio Management,” please add the following after the second bullet:

•

Clay Manley, Portfolio Manager, has been responsible for the Fund since February 2008 and has been associated AIM and/or its affiliates since 2001. From 2002 to February 2008, he was a senior equity analyst on AIM’s small-cap team. Mr. Manley has a Bachelor of Arts (cum laude) in history and geology from Vanderbilt University, and a Master of Business Administration degree with concentrations in finance and accounting from Goizueta Business School at Emory University. Mr. Manley is a CFA Charterholder.

Effective March 1, 2008, for the JNL/Capital Guardian Global Balanced Fund in the section entitled “The Sub-Adviser and Portfolio Management”, please add the following paragraph:

Alan J. Wilson is president and U.S. research director for Capital International Research, Inc. and a director of The Capital Group Companies, Inc. Mr. Wilson also serves as a senior vice president and a director of Capital Guardian Trust Company. He is also a portfolio manager with investment analyst responsibilities, specializing in U.S. energy equipment, video games, and construction & engineering. Prior to joining our organization in 1991, Mr. Wilson was a consultant with The Boston Consulting Group for five years. Before that, he was an engineer with Texas Eastern Corporation. Mr. Wilson received his MBA from Harvard University Graduate School of Business Administration and his BS in civil engineering from Massachusetts Institute of Technology. He is based in Los Angeles.

Effective February 8, 2008, for the JNL/PAM Asia ex-Japan Fund in the section entitled “Principal Investment Strategies,” please delete the second paragraph in its entirety.

Effective February 8, 2008, for the JNL/PAM Asia ex-Japan Fund in the section entitled “Principal Risks of Investing in the Fund,” please delete “Industry concentration risk.”

Effective February 8, 2008, for the JNL/PAM China-India Fund in the section entitled “Principal Investment Strategies,” please delete the third paragraph in its entirety.

Effective February 8, 2008, for the JNL/PAM China-India Fund in the section entitled “Principal Risks of Investing in the Fund,” please delete “Industry concentration risk.”

This Supplement is dated February 8, 2008.

CMV0582 02/08

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant does not have an Audit Committee financial expert serving on its Audit Committee. The registrant has determined that the financial statements of the registrant do not involve the complexities of public company financial statements and that the accounting methodologies of investment companies are well established under the Investment Company Act of 1940, as amended, and therefore, a financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2007 and December 31, 2006. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2007	$513,200	$38,180	$113,100	$0
2006	$394,890	$25,220	$91,900	$0

The above Audit-Related Fees for 2007 and 2006 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s Rule 17f-2 security counts.

The above Tax Fees for 2007 and 2006 are the aggregate fees billed for professional services by KPMG to the registrant for tax compliance, tax advice and tax return review.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2007	$45,000	$0	$0
2006	$29,400	$0	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an internal control review pursuant to Statement of Auditing Standards No. 70 of the adviser and administrator of the registrant.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant's auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors' independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) None

(f) Not applicable.

(g) As detailed in the table above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2007 was $196,280. As detailed in the table above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2006 was $146,520.

(h) For the fiscal years ending December 31, 2007 and December 31, 2006, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Below is a Schedule I – Investments in securities of unaffiliated issuers for the JNL/Capital Guardian Global Balanced Fund, the JNL/Franklin Templeton Income Fund, the JNL/Goldman Sachs Core Plus Bond Fund, the JNL/Goldman Sachs Short Duration Bond Fund, the JNL/Mellon Capital Management Bond Index Fund, the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, the JNL/Mellon Capital Management International Index Fund, the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, the JNL/Mellon Capital Management S&P 500 Index Fund, the JNL/Mellon Capital Management Small Cap Index Fund, the JNL/PIMCO Real Return Fund, the JNL/PIMCO Total Return Bond Fund, the JNL/PPM America High Yield Bond Fund, the JNL/Select Balanced Fund, and the JNL/T. Rowe Price Mid-Cap Growth Fund for which a summary schedule of investments was provided in the Annual Report, December 31, 2007, pursuant to §210.12 – 12C of Regulation S-X.

JNL Series Trust
Schedules of Investments (in thousands)
December 31, 2007

	Shares/Par/ Contracts (p)(r)	Value
JNL/Capital Guardian Global Balanced Fund
COMMON STOCKS - 65.0%
CONSUMER DISCRETIONARY - 6.5%
Accor SA (b)	3	$248
Benesse Corp.	9	360
Best Buy Co. Inc. (b)	16	832
Coach Inc. (c)	13	388
Comcast Corp. - Class A (c)	21	378
Compagnie Financiere Richemont AG	6	391
Continental AG	4	520
Daimler AG	8	797
FUJIFILM Holdings Corp.	7	293
Gildan Activewear Inc.	3	129
HanesBrands Inc. (c)	15	394
Inditex SA	5	326
Las Vegas Sands Corp. (c)	2	237
Lennar Corp. (b)	13	225
Lowe’s Cos. Inc.	21	466
Marks & Spencer Group Plc	36	405
News Corp. Inc. - Class A	12	244
Nissan Motor Co. Ltd.	29	320
Persimmon Plc	13	199
Shangri-La Asia Ltd.	112	348
Shimamura Co. Ltd., TBA (g)	2	151
Sony Corp. (b)	16	883
Suzuki Motor Co. Ltd. (c)	20	600
Target Corp.	18	915
Time Warner Inc.	61	1,009
Vivendi Universal SA	4	184
Walt Disney Co.	14	442
Yamada Denki Co. Ltd.	7	823
Yell Group Plc	52	412
		12,919

CONSUMER STAPLES - 4.5%
AEON Co. Ltd.	29	416
Anadolu Efes Biracilik Ve Malt Sanayii AS	-	-
Campbell Soup Co.	6	200
Cia de Bebidas das Americas - ADR (c)	6	381
Coca-Cola Amatil Ltd.	44	361
Coca-Cola Co.	5	276
Costco Wholesale Corp.	5	342
Energizer Holdings Inc. (c)	2	258
General Mills Inc.	3	148
Groupe Danone (b)	6	566
IOI Corp.	91	211
Kraft Foods Inc. - Class A	12	385
L’Oreal SA (b)	6	917
Nestle SA	2	1,047

PepsiCo Inc.	5	387
SABMiller Plc	35	972
Sara Lee Corp.	21	331
Shoppers Drug Mart Corp.	6	302
Symrise AG (c)	11	310
Tesco Plc	47	447
Unilever NV	16	599
		8,856

ENERGY - 6.8%
Baker Hughes Inc.	5	381
Banpu Public Co. Ltd.	21	250
BJ Services Co.	29	694
BP Plc	33	400
Cameco Corp.	32	1,279
Canadian Natural Resources Ltd.	22	1,625
China Shenhua Energy Co. Ltd. (c)	72	425
ConocoPhillips	3	300
EnCana Corp. (c)	9	636
Gazprom OAO	14	811
Idemitsu Kosan Co. Ltd.	4	411
Mariner Energy Inc. (c) (r)	4	102
OAO Gazprom - ADR	3	142
Polski Koncern Naftowy ORLEN SA	26	544
Royal Dutch Shell Plc - Class A	55	2,308
Schlumberger Ltd.	10	974
Suncor Energy Inc.	6	601
TMK OAO - ADR (b)	7	297
Total SA	8	656
Transocean Inc. (b)	2	314
Weatherford International Ltd. (c)	4	295
		13,445

FINANCIALS - 11.7%
AFLAC Inc.	9	557
Akbank T.A.S. - ADR (b)	19	276
Allianz AG	4	952
American International Group Inc.	13	752
AXA SA (b)	9	352
Banco Bilbao Vizcaya Argentaria SA	29	720
Banco Santander Central Hispano SA	29	621
Bank Hapoalim BM	43	217
Bank Mandiri Persero Tbk PT	716	262
Bank of America Corp.	10	404
Bank of East Asia Ltd.	62	417
Bank of Nova Scotia (b) (c)	3	132
Bank of Yokohama Ltd. (b)	39	272
Berkshire Hathaway Inc. - Class A (c)	-	566
BNP Paribas (b)	8	912
Bumiputra-Commerce Holdings Berhad	123	404
China Construction Bank Corp. (c)	282	236
Deutsche Bank AG (b)	4	457
Fannie Mae	14	564

Fifth Third Bancorp	8	189
Freddie Mac	10	341
Fubon Financial Holding Co. Ltd. - ADR	45	389
Goldman Sachs Group Inc.	3	602
Grupo Financiero Inbursa SA	219	569
HBOS Plc	26	377
HSBC Holdings Plc	25	419
Hudson City Bancorp Inc.	18	264
Hypo Real Estate Holding AG (b)	3	153
ING Groep NV	7	274
JPMorgan Chase & Co.	20	864
Kotak Mahindra Bank Ltd. - ADR (e) (r)	1	35
Lehman Brothers Holdings Inc.	11	720
Lloyds TSB Group Plc	44	409
Macquarie Group Ltd. (b)	5	314
Maiden Holdings Ltd. (e) (f) (r)	7	54
Mitsubishi UFJ Financial Group Inc.	41	386
Mizuho Financial Group Inc. (b)	-	238
Moody’s Corp. (b)	11	386
Nomura Holdings Inc. (b)	18	300
ORIX Corp.	5	900
Power Corp. of Canada	7	264
Progressive Corp.	15	280
QBE Insurance Group Ltd.	7	203
Sino Land Co.	130	455
SLM Corp.	22	437
Sony Financial Holdings Inc.	-	191
Standard Chartered Plc	8	275
Sumitomo Mitsui Financial Group Inc.	-	740
Sun Hung Kai Properties Ltd.	20	420
Sun Life Financial Services of Canada Inc. (c)	5	277
Swire Pacific Ltd.	27	363
Swiss Reinsurance	6	441
Wachovia Corp.	16	620
Washington Mutual Inc. (b)	26	357
Yapi ve Kredi Bankasi AS	188	660
		23,239

HEALTH CARE - 5.2%
Abbott Laboratories	14	769
Allergan Inc.	4	251
Baxter International Inc.	14	819
DaVita Inc. (c)	4	237
Forest Laboratories Inc. (c)	13	463
Genentech Inc. (c)	20	1,321
Medtronic Inc.	10	498
Nobel Biocare Holding AG	2	517
Novartis AG	14	773
Novo-Nordisk A/S - Class B	5	342
Roche Holding AG	8	1,391
Sanofi-Aventis (b)	5	414
Sepracor Inc. (b) (c)	20	512
Smith & Nephew Plc	22	248

Synthes Inc.	2	273
Teva Pharmaceutical Industries Ltd. - ADR	6	297
UCB SA	6	254
UnitedHealth Group Inc.	15	873
		10,252

INDUSTRIALS - 6.3%
Asciano Group (c)	26	160
BAE Systems Plc	168	1,669
Boeing Co.	9	770
China Communications Constructions Co. Ltd.	95	246
Danaher Corp.	8	676
Deutsche Post AG	6	203
Empresa Brasileira de Aeronautica SA (r)	23	264
Fanuc Ltd.	6	562
FedEx Corp.	6	499
Fluor Corp.	3	408
General Electric Co.	20	723
Illinois Tool Works Inc.	9	493
Kone Oyj	4	252
Mitsubishi Corp.	7	184
Mitsui & Co. Ltd.	11	230
Orascom Construction Industries - ADR (e) (r)	4	892
Ryanair Holdings Plc - ADR (b) (c)	7	260
Schneider Electric SA (virt-x)	3	407
Siemens AG (b)	9	1,353
SMC Corp. (b)	3	405
Sumitomo Corp.	17	238
Toll Holdings Ltd.	22	219
TOTO Ltd. (b)	25	198
United Parcel Service Inc. - Class B	8	530
Wienerberger AG	5	260
Yamato Transport Co. Ltd.	31	446
		12,547

INFORMATION TECHNOLOGY - 10.2%
Advanced Micro Devices Inc. (b) (c)	14	106
Advantest Corp. (b)	10	277
Agilent Technologies Inc. (c)	7	265
Altera Corp.	31	599
Applied Materials Inc.	57	1,003
Canon Inc. (b)	9	403
Cisco Systems Inc. (c)	49	1,329
Citizen Watch Co. Ltd.	42	409
Corning Inc.	21	497
Dell Inc. (c)	8	199
eBay Inc. (c)	21	704
Elpida Memory Inc. (c)	12	421
Genpact Ltd. (b)	17	262
Google Inc. - Class A (c)	2	1,106
Hewlett-Packard Co.	8	399
High Tech Computer Corp. - ADR	7	482
HON HAI Precision Industry Co. Ltd. - ADR	57	707

Hoya Corp.	21	652
Infosys Technologies Ltd. - ADR	1	32
Jabil Circuit Inc.	15	232
KLA-Tencor Corp.	15	703
Lam Research Corp. (c)	6	259
Microsoft Corp.	31	1,104
Nidec Corp.	4	260
Nintendo Co. Ltd.	2	1,174
Nokia Oyj	6	229
Oracle Corp. (c)	13	296
Oracle Corp. Japan (b)	6	241
Paychex Inc.	13	467
Polycom Inc. (c)	8	222
QUALCOMM Inc.	21	834
Samsung Electronics Co. Ltd. - ADR (e) (s)	2	518
SanDisk Corp. (b) (c)	27	889
Sandvine Corp. (c)	3	9
SAP AG	5	265
Seagate Technology Inc.	22	551
STMicroelectronics NV	17	241
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	63	626
Toshiba Corp.	60	443
Yahoo! Inc. (c)	18	407
Yahoo! Japan Corp.	1	446
		20,268

MATERIALS - 8.3%
Akzo Nobel NV	4	280
Ambuja Cements Ltd. - ADR	175	657
Amcor Ltd.	70	421
Barrick Gold Corp.	65	2,712
Bayer AG	3	293
China Molybdenum Co. Ltd.	127	229
CRH Plc	23	816
EI Du Pont de Nemours & Co.	9	406
Eurasian Natural Resources Corp.	13	168
Freeport-McMoRan Copper & Gold Inc.	3	297
Givaudan SA	-	260
Holcim Ltd.	8	879
Inmet Mining Corp. (c)	3	261
Lafarge SA (b)	2	309
Monsanto Co.	5	503
Potash Corp. (c)	25	3,577
Praxair Inc.	4	319
Rhodia SA (b)	8	313
Rio Tinto Plc - ADR	17	1,810
Sappi Ltd. (c)	17	241
Severstal OAO - ADR	15	339
Sumitomo Chemical Co. Ltd.	75	664
Umicore	1	298
Uralkali - ADR	12	454
		16,506

TELECOMMUNICATION SERVICES - 4.8%
America Movil SA de CV - Class L - ADR		7	424
American Tower Corp. (c)		7	315
AT&T Inc.		13	549
Bouygues (b)		14	1,142
NTT DoCoMo Inc.		-	494
Orascom Telecom Holding SAE - ADR (c)		5	422
Royal KPN NV		14	256
Singapore Telecommunications Ltd. (r)		104	286
SoftBank Corp.		89	1,825
Swisscom AG		1	468
Telekom Austria AG		10	276
Telekomunikasi Indonesia Tbk PT (c)		297	314
Telenor ASA (c)		34	801
TIM Participacoes SA		134	459
Time Warner Telecom Inc. - Class A (c)		25	507
Turkcell Iletisim Hizmet AS		38	415
VimpelCom-SP - ADR		3	117
Vodafone Group Plc		109	408
			9,478

UTILITIES - 0.7%
Scottish & Southern Energy Plc		10	326
Veolia Environnement		12	1,087
			1,413

Total Common Stocks (cost $126,188)			128,923

PREFERRED STOCKS - 0.5%
FINANCIALS - 0.5%
Schwab Capital Trust, 7.50%, 11/15/37		300	301
UniCredito Italiano Capital Trust,
4.03% (callable at 100 beginning 10/27/15) (o)	EUR	350	429
Washington Mutual Inc., Convertible Preferred,
7.75%, 12/31/49		-	177
			907

INFORMATION TECHNOLOGY - 0.0%
ASAT Holdings Ltd., 13.00% (f)		1	-

Total Preferred Stocks (cost $940)			907

WARRANTS - 0.0%
ASAT Holdings Ltd. 07/24/11 (f)		-	-

Total Warrants (cost $0)			-

CORPORATE BONDS AND NOTES - 4.1%
CONSUMER DISCRETIONARY - 0.4%
Charter Communications Operating LLC,
8.38%, 04/30/14 (e) (s)		$200	194
DaimlerChrysler NA Holding Corp., 4.25%, 10/04/11	EUR	200	283
Michaels Stores Inc., 10.00%, 11/01/14		125	119

Univision Communications Inc., 9.75%, 03/15/15 (b) (e) (s)		200	182
			778

ENERGY - 0.3%
Evergreen Energy Inc., 8.00%, 08/01/12 (e) (r)		60	42
Gaz Capital SA, 6.51%, 03/07/22 (e) (s)		400	380
Kinder Morgan Energy Partners LP, 5.13%, 11/15/14		250	244
			666

FINANCIALS - 1.7%
Bank of Scotland Plc, 4.38%, 07/13/16	EUR	250	350
Barclays Bank Plc,
4.75% (callable at 100 beginning 03/15/20) (o)	EUR	150	174
Eurohypo AG, 4.50%, 01/21/13 (e) (s)	EUR	100	146
Ford Motor Credit Co., 8.63%, 11/01/10		200	186
General Motors Acceptance Corp., 5.85%, 01/14/09		200	190
Lehman Brothers Holdings Inc., 6.75%, 12/28/17		150	155
Liberty Mutual Group Inc., 7.50%, 08/15/36 (e) (s)		250	244
Nielsen Finance LLC, 10.00%, 08/01/14		100	102
Rodamco Europe NV, 3.75%, 12/12/12	EUR	200	271
Stadshypotek AB, 6.00%, 12/16/09	SEK	3,000	476
Standard Chartered Bank, 6.40%, 09/26/17 (e) (s)		150	155
Sumitomo Mitsui Banking Corp., 4.38%, 10/27/14	EUR	200	287
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	150	237
UniCredito Luxemburg Finance, 6.00%, 10/31/17 (e) (s)		150	149
Westfield Financial Inc., 5.50%, 06/27/17	GBP	150	275
			3,397

HEALTH CARE - 0.4%
AstraZeneca Plc, 5.90%, 09/15/17		250	263
HCA Inc., 9.63%, 11/15/16		100	106
Schering-Plough Corp., 5.38%, 10/01/14	EUR	250	359
			728

INDUSTRIALS - 0.1%
General Electric Co., 5.00%, 02/01/13		200	203

INFORMATION TECHNOLOGY - 0.1%
NXP BV, 7.88%, 10/15/14		200	190

MATERIALS - 0.1%
Bayer AG, 5.00%, 07/29/2105	EUR	200	259

TELECOMMUNICATION SERVICES - 0.8%
AT&T Wireless Services Inc., 8.13%, 05/01/12		250	278
British Telecommunications Plc, 8.63%, 03/26/20	GBP	100	236
Deutsche Telekom International Finance BV,
8.13%, 05/29/12		200	321
France Telecom SA
7.75%, 03/01/11		150	162
7.50%, 03/14/11	GBP	150	314
Koninklijke KPN NV, 4.75%, 01/17/17	EUR	200	268
			1,579

UTILITIES - 0.2%
Edison Mission Energy, 7.50%, 06/15/13		100	103
Veolia Environnement, 4.88%, 05/28/13	EUR	200	285
			388

Total Corporate Bonds and Notes (cost $8,376)			8,188

GOVERNMENT AND AGENCY OBLIGATIONS - 23.9%
GOVERNMENT SECURITIES - 20.9%
Sovereign - 13.2%
Bundesrepublic Deutschland, 4.50%, 07/04/09	EUR	750	1,102
Canadian Government Bond, 4.50%, 06/01/15	CAD	600	629
Deutschland Republic, 5.25%, 01/04/11	EUR	500	755
France Government Bond, 4.75%, 04/25/35	EUR	600	888
Hungary Government Bond, 7.25%, 06/12/12	HUF	230,000	1,319
Indonesia Government Bond
11.50%, 09/15/19	IDR	1,500,000	174
10.25%, 07/15/27	IDR	1,700,000	174
Israel Government Bond, 6.50%, 01/31/16	ILS	2,500	702
Japan Government Bond
1.50%, 09/20/14	JPY	255,000	2,331
2.30%, 12/20/35	JPY	50,000	443
Malaysian Government Bond, 3.72%, 06/15/12	MYR	2,500	755
Mexican Bonos, 10.00%, 12/05/24	MXN	20,000	2,130
Norwegian Government, 6.50%, 05/15/13	NOK	1,250	250
Poland Government Bond
6.00%, 11/24/10	PLN	2,500	1,012
5.75%, 09/23/22	PLN	750	302
Queensland Treasury Corp., 6.00%, 10/14/15	AUD	1,250	1,040
Republic of Brazil, 10.25%, 01/10/28	BRL	2,000	1,086
Republic of Columbia
12.00%, 10/22/15	COP	500,000	276
7.38%, 09/18/37		575	640
Republic of Deutschland
3.75%, 07/04/13	EUR	500	716
4.25%, 07/04/14	EUR	1,200	1,757
Republic of South Africa, 10.50%, 12/21/26	ZAR	800	143
Singapore Government Bond, 3.13%, 02/01/11	SGD	2,000	1,438
Spanish Government Bond, 4.40%, 01/31/15	EUR	750	1,102
Sweden Government Bond
5.00%, 01/28/09	SEK	3,350	523
6.75%, 05/05/14	SEK	2,550	448
Turkey Government Bond
14.00%, 01/19/11	TRY	500	429
10.00%, 02/15/12	TRY	400	383
United Kingdom Treasury Bond
4.00%, 09/07/16	GBP	1,350	2,591
4.25%, 03/07/36	GBP	300	590
			26,128

U.S. Treasury Securities - 7.7%
U.S. Treasury Bond

7.50%, 11/15/16 (b)		2,300	2,887
4.50%, 02/15/36 (b)		750	753
U.S. Treasury Note
3.00%, 02/15/08 (b)		1,750	1,750
4.25%, 08/15/13 (b)		3,800	3,939
4.25%, 11/15/13 (b)		5,600	5,806
			15,135

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 3.0%
Federal National Mortgage Association - 3.0%
Federal National Mortgage Association
5.50%, 03/01/37		1,483	1,481
6.00%, 10/01/37		2,990	3,037
6.50%, 11/01/37		1,479	1,521
			6,039

Total Government and Agency Obligations (cost $47,259)			47,302

SHORT TERM INVESTMENTS - 19.1%
Mutual Funds - 4.7%
JNL Money Market Fund, 4.58% (a) (h)		9,315	9,315

Securities Lending Collateral - 13.6%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)		26,887	26,887

Sovereign - 0.8%
Japan Government Bond, 0.90%, 12/22/08	JPY	165,000	1,482
Turkey Government Bond, 17.06%, 07/16/08	TRY	200	157
			1,639

Total Short Term Investments (cost $37,875)			37,841

Total Investments - 112.6% (cost $220,638)			223,161

Other Assets and Liabilities, Net - (12.6%)			-25,046

Total Net Assets - 100%			$198,115

JNL/Franklin Templeton Income Fund
COMMON STOCKS - 26.3%
CONSUMER DISCRETIONARY - 0.8%
Home Depot Inc.		100	$2,694
KB Home (b)		55	1,188
			3,882

ENERGY - 4.1%
BP Plc - ADR		10	732
Canadian Oil Sands Trust (b)		30	1,177
Chesapeake Energy Corp. (b)		23	883
Chevron Corp.		50	4,667
ConocoPhillips		50	4,415
Halliburton Co.		100	3,791

Spectra Energy Corp.	102	2,641
TransCanada Corp. (b)	100	4,108
		22,414

FINANCIALS - 5.0%
Bank of America Corp.	200	8,252
CapitalSource Inc. (b)	16	276
HSBC Holdings Plc	225	3,771
iStar Financial Inc. (b)	85	2,209
JPMorgan Chase & Co.	80	3,492
Wachovia Corp.	100	3,803
Washington Mutual Inc.	100	1,361
Wells Fargo & Co.	150	4,529
		27,693

HEALTH CARE - 3.6%
Johnson & Johnson	120	8,004
Merck & Co. Inc.	19	1,098
Pfizer Inc.	475	10,797
		19,899

INDUSTRIALS - 1.1%
3M Co.	50	4,216
United Parcel Service Inc. - Class B	25	1,768
		5,984

INFORMATION TECHNOLOGY - 1.1%
Maxim Integrated Products Inc.	200	5,296
Microchip Technology Inc. (b)	31	963
		6,259

MATERIALS - 1.0%
Barrick Gold Corp.	40	1,682
Dow Chemical Co.	100	3,942
		5,624

TELECOMMUNICATION SERVICES - 2.6%
AT&T Inc.	240	9,974
Verizon Communications Inc.	85	3,714
Vodafone Group Plc - ADR	12	448
		14,136

UTILITIES - 7.0%
AGL Resources Inc.	40	1,506
Ameren Corp. (b)	40	2,168
Atmos Energy Corp.	50	1,402
Consolidated Edison Inc. (b)	100	4,885
Dominion Resources Inc. (b)	26	1,234
Duke Energy Corp.	250	5,043
Exelon Corp.	5	407
FirstEnergy Corp.	30	2,170
FPL Group Inc.	9	601
PG&E Corp.	125	5,386

Pinnacle West Capital Corp. (b)	70	2,969
Portland General Electric Co.	100	2,778
Progress Energy Inc.	10	475
Public Service Enterprise Group Inc.	18	1,808
Southern Co. (b)	81	3,147
TECO Energy Inc. (b)	150	2,582
		38,561

Total Common Stocks (cost $145,823)		144,452

PREFERRED STOCKS - 9.5%
FINANCIALS - 8.1%
Citigroup Funding Inc., 8.50%, 11/26/08	175	3,272
Credit Suisse USA Inc., Convertible Preferred,
8.00%, 03/07/08 (c)	21	1,531
E*Trade Financial Corp., Convertible Preferred,
6.13%, 11/18/08 (c)	90	517
Fannie Mae,
6.75% (callable at 25 beginning 09/30/10) (b)	100	2,375
7.63%, Series R (callable at 25 beginning 11/21/12)	200	5,105
8.25% (callable at 25 beginning 12/31/10)	197	5,073
Freddie Mac 8.38%,
Series Z (callable at 25 beginning 12/31/12)	221	5,774
Goldman Sachs Group Inc., 9.00%, 04/02/08 (e) (s)	200	2,623
Lehman Brothers Holdings Inc., Convertible Preferred,
8.01%, 09/02/08 (e) (s)	40	2,285
7.50%, 12/03/08 (e) (s)	60	3,142
Morgan Stanley, Convertible Preferred
7.30%, 01/24/08 (e) (s)	30	727
7.00%, 05/30/08 (e) (s)	80	1,675
5.26%, 01/21/09 (e) (s)	100	6,666
Washington Mutual Inc., Convertible Preferred,
7.75%, 12/31/49	4	3,540
		44,305

HEALTH CARE - 0.7%
Schering-Plough Corp., Convertible Preferred,
6.00%, 08/13/10	15	3,642

MATERIALS - 0.1%
Huntsman Corp., Convertible Preferred, 5.00%, 02/16/08	10	493

UTILITIES - 0.6%
CMS Energy Corp., Convertible Preferred, 7.75%, 02/01/08	50	2,438
PNM Resources Inc., Convertible Preferred,
6.75%, 05/16/08	25	1,009
		3,447

Total Preferred Stocks (cost $55,494)		51,887

CORPORATE BONDS AND NOTES - 51.4%
CONSUMER DISCRETIONARY - 10.6%
Bausch & Lomb Inc.

Term Loan, 8.14%, 04/26/15	$1,200	1,193
9.88%, 11/01/15 (e) (s)	3,700	3,756
Beazer Homes USA Inc.
6.88%, 07/15/15	800	575
8.13%, 06/15/16 (b)	750	559
Cablevision Systems Corp., 8.00%, 04/15/12 (k)	1,500	1,455
CanWest Media Inc., 8.00%, 09/15/12	5,000	4,719
CCH I Holdings LLC,
13.50%, 01/15/14 (b) (k)	6,000	4,298
11.75%, 05/15/14 (b) (k)	7,000	4,428
CCH I LLC, 11.00%, 10/01/15	1,600	1,304
Charter Communications Holdings II LLC,
10.25%, 09/15/10	2,300	2,254
Clear Channel Communications Inc., 5.75%, 01/15/13	1,400	1,159
Dollar General Corp.
10.63%, 07/15/15 (b) (e) (s)	5,000	4,588
11.88%, 07/15/17 (b) (e) (s)	2,500	1,969
DR Horton Inc., 5.63%, 01/15/16	1,650	1,369
Ford Motor Co., 7.45%, 07/16/31 (b)	2,000	1,485
General Motors Corp., 8.38%, 07/15/33 (b)	1,200	966
Hertz Corp., 8.88%, 01/01/14 (b)	2,000	2,028
K. Hovnanian Enterprises Inc., 7.50%, 05/15/16 (b)	300	209
KB Home
6.38%, 08/15/11	1,000	915
5.75%, 02/01/14	2,000	1,725
Lamar Media Corp., 6.63%, 08/15/15	500	486
MGM Mirage Inc., 6.75%, 04/01/13	2,900	2,813
Quebecor Media Inc., 7.75%, 03/15/16 (e) (s)	2,000	1,920
R.H. Donnelley Corp.
6.88%, 01/15/13 (b)	1,000	895
8.88%, 01/15/16 (b)	2,200	2,057
8.88%, 10/15/17 (e) (s)	2,300	2,128
TRW Automotive Inc., 7.25%, 03/15/17 (e) (s)	900	808
Univision Communications Inc., 9.75%, 03/15/15 (b) (e) (s)	2,500	2,278
US Investigations Services Inc Term Loan., 8.24%, 04/01/15	4,000	3,765
XM Satellite Radio Inc., 9.75%, 05/01/14 (b)	450	434
		58,538

CONSUMER STAPLES - 0.8%
Dole Food Co. Inc., 8.63%, 05/01/09 (k)	1,000	965
Reynolds American Inc., 7.25%, 06/01/13	200	212
Smithfield Foods Inc., 7.75%, 07/01/17	3,500	3,386
		4,563

ENERGY - 8.2%
Callon Petroleum Co., 9.75%, 12/08/10	875	849
Chesapeake Energy Corp.
6.50%, 08/15/17 (b)	4,000	3,860
6.25%, 01/15/18 (b)	2,200	2,112
Compagnie Generale de Geophysique SA
7.50%, 05/15/15	300	303
7.75%, 05/15/17	500	504
El Paso Corp.

6.75%, 05/15/09 (b)	1,500	1,514
7.75%, 01/15/32 (b)	1,000	1,015
InterGen NV 9.00%, 06/30/17 (e) (s)	1,500	1,579
Mariner Energy Inc., 7.50%, 04/15/13	2,000	1,925
Massey Energy Co., 6.88%, 12/15/13	450	424
Newfield Exploration Co., 6.63%, 04/15/16	1,000	980
OPTI Canada Inc., 7.88%, 12/15/14 (e) (s)	2,500	2,444
Peabody Energy Corp., 7.38%, 11/01/16	900	923
Pioneer Natural Resources Co., 6.88%, 05/01/18 (b)	1,500	1,451
Plains Exploration & Production Co., 7.75%, 06/15/15	3,500	3,500
Sabine Pass LNG LP
7.25%, 11/30/13 (b)	500	477
7.50%, 11/30/16	3,000	2,865
SESI LLC, 6.88%, 06/01/14	1,370	1,322
Tesoro Corp., 6.50%, 06/01/17	2,500	2,475
Texas Competitive Electric Holdings Co. LLC
Term Loan 8.62%, 10/24/14 (i)	3,500	3,437
10.25%, 11/01/15 (e) (s)	4,300	4,257
10.50%, 11/01/16 (e) (s)	4,000	3,950
W&T Offshore Inc., 8.25%, 6/15/14 (b) (e) (s)	3,000	2,813
		44,979

FINANCIALS - 10.1%
Allison Term Loan, 8..48%, 08/07/14 (i)	1,000	931
Ceridian Corp., 11.25%, 11/15/15 (e) (s)	6,500	6,029
E*Trade Financial Corp.
7.38%, 09/15/13 (b)	1,000	770
7.88%, 12/01/15 (b)	1,500	1,144
Ford Motor Credit Co.
7.38%, 10/28/09	8,200	7,718
7.88%, 06/15/10	7,500	6,920
9.88%, 08/10/11	1,000	946
7.25%, 10/25/11	1,000	866
General Motors Acceptance Corp.
5.63%, 05/15/09	4,000	3,774
7.75%, 01/19/10	7,000	6,530
6.88%, 09/15/11	3,000	2,566
6.88%, 08/28/12	1,200	1,006
Host Hotels & Resorts Inc., 6.88%, 11/01/14	1,000	995
Host Marriott LP
6.38%, 03/15/15	600	584
6.75%, 06/01/16	1,000	985
iStar Financial Inc., 5.74%, 10/01/12 (i)	4,500	3,983
Lehman Brothers Holdings Inc., 6.20%, 09/26/14	4,200	4,278
Residential Capital LLC, 7.38%, 06/30/10 (k)	4,000	2,560
Washington Mutual Inc.
4.00%, 01/15/09	2,000	1,883
9.75%, (callable at 100 beginning 12/15/17) (e) (o) (s)	1,500	1,200
		55,668

HEALTH CARE - 5.9%
Amgen Inc.
0.38%, 02/01/13	3,000	2,636

5.85%, 06/01/17 (e) (s)	500	507
Community Health Systems Inc., 8.88%, 07/15/15	2,500	2,547
DaVita Inc.
6.63%, 03/15/13 (b)	4,300	4,279
7.25%, 03/15/15	2,500	2,506
HCA Inc.
6.50%, 02/15/16	5,000	4,225
9.25%, 11/15/16	400	419
Tenet Healthcare Corp.
6.38%, 12/01/11	7,000	6,370
9.25%, 02/01/15 (b) (k)	5,500	5,088
United Surgical Partners International Inc., 8.88%, 05/01/17	1,000	988
US Oncology Holdings Inc., 10.76%, 03/15/12 (i)	2,500	2,075
Vanguard Health Systems Co. LLC, 11.25%, 10/01/15 (k)	1,000	740
		32,380

INDUSTRIALS - 3.4%
Allied Waste North America Inc.
6.50%, 11/15/10	500	500
6.38%, 04/15/11	1,500	1,485
7.38%, 04/15/14 (b)	2,000	1,995
7.13%, 05/15/16	1,400	1,390
Case New Holland Inc., 7.13%, 03/01/14	300	299
D.R. Horton Inc., 6.50%, 04/15/16	1,000	868
DRS Technologies Inc., 6.63%, 02/01/16	300	295
Hawker Beechcraft Corp., 8.50%, 04/01/15 (b) (e) (s)	200	200
Johnson Diversey Holdings Inc., 10.67%, 05/15/13 (k)	2,000	2,020
L-3 Communications Corp.
5.88%, 01/15/15	1,000	965
6.38%, 10/15/15 (b)	2,000	1,970
RBS Global & Rexnord Corp., 8.88%, 09/01/16	500	475
Rental Service Corp., 9.50%, 12/01/14 (b)	100	89
Rexnord Holdings Inc. Term Loan, 11.60%, 02/20/13 (i)	1,099	989
Terex Corp., 8.00%, 11/15/17 (b)	5,000	5,063
		18,603

INFORMATION TECHNOLOGY - 7.5%
Advanced Micro Devices Inc., 5.75%, 08/15/12 (e) (s)	4,000	3,180
CEVA Group Plc, 10.00%, 09/01/14 (e) (s)	5,000	5,138
First Data Corp.
Term Loan, 7.96%, 10/01/14 (i)	4,000	3,798
9.88%, 09/24/15 (b) (e) (s)	5,200	4,836
Fiserv Inc., 6.13%, 11/20/12	5,500	5,598
Flextronics International Ltd., 6.25%, 11/15/14	1,000	953
Freescale Semiconductor Inc.
8.88%, 12/15/14	4,500	4,016
10.13%, 12/15/16 (b)	5,500	4,538
Nortel Networks Corp., 4.25%, 09/01/08 (b)	338	331
NXP BV, 9.50%, 10/15/15 (b)	500	458
Sanmina-SCI Corp.
6.75%, 03/01/13 (b)	1,200	1,044
7.74%, 06/15/14 (e) (i) (s)	2,100	2,024
8.13%, 03/01/16 (b)	1,500	1,329

Seagate Technology Inc.
6.38%, 10/01/11	3,000	2,959
6.80%, 10/01/16	500	487
Sungard Data Systems Inc., 10.25%, 08/15/15 (b)	300	306
		40,995

MATERIALS - 1.2%
Berry Plastics Corp.
Term Loan, 11.61%, 06/15/14 (i)	2,000	1,879
8.88%, 09/15/14 (b)	1,000	950
Freeport-McMoRan Copper & Gold Inc., 8.38%, 04/01/17	700	751
INEOS Group Holdings Plc, 7.88%, 02/15/16 (e) (s) -- EUR	1,250	1,526
Jefferson Smurfit Corp., 8.25%, 10/01/12	600	591
Johnson Diversey Holdings Inc., 9.63%, 05/15/12	300	307
Novelis Inc., 7.25%, 02/15/15 (k)	600	564
		6,568

TELECOMMUNICATION SERVICES - 0.4%
Digicel Group Ltd., 8.88%, 01/15/15 (b) (e) (s)	500	458
MetroPCS Wireless Inc., 9.25%, 11/01/14	2,000	1,880
		2,338

UTILITIES - 3.3%
Dynegy Holdings Inc.
6.88%, 04/01/11	4,000	3,860
8.75%, 02/15/12 (b)	1,000	1,010
7.75%, 06/01/19	2,000	1,845
Energy Future Holdings Corp.
5.55%, 11/15/14	500	399
11.25%, 11/01/17 (e) (s)	8,100	8,181
NRG Energy Inc., 7.25%, 02/01/14	200	195
Reliant Energy Inc.
7.63%, 06/15/14 (b)	1,600	1,584
7.88%, 06/15/17 (b)	1,100	1,089
		18,163

Total Corporate Bonds and Notes (cost $296,014)		282,795

GOVERNMENT AND AGENCY OBLIGATIONS - 5.9%
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 5.9%
Federal Home Loan Mortgage Corp. - 3.6%
Federal Home Loan Mortgage Corp.
5.50%, 05/01/37	9,769	9,748
5.50%, 06/01/37	9,907	9,887
		19,635

Federal National Mortgage Association - 2.3%
Federal National Mortgage Association
6.00%, 03/01/36	850	863
5.50%, 07/01/37	6,905	6,896
6.00%, 07/01/37	4,916	4,992
		12,751

Total Government and Agency Obligations (cost $31,661)		32,386

SHORT TERM INVESTMENTS - 19.4%
Federal Home Loan Bank - 6.4%
Federal Home Loan Bank, 4.30%, 01/02/08	35,172	35,169

Mutual Funds - 0.0%
JNL Money Market Fund, 4.58% (a) (h)	102	102

Securities Lending Collateral - 13.0%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	71,506	71,506

Total Short Term Investments (cost $106,777)		106,777

Total Investments - 112.5% (cost $635,769)		618,297

Other Assets and Liabilities, Net - (12.5%)		-68,468

Total Net Assets - 100%		$549,829

JNL/Goldman Sachs Core Plus Bond Fund
COMMON STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Home Interior Gift Inc. (c) (f)	491	$5

CONSUMER STAPLES - 0.0%
VFB LLC (c) (f)	79	1

INFORMATION TECHNOLOGY - 0.0%
Axiohm Transaction Solutions Inc. (c) (f)	1	-

MATERIALS - 0.0%
Applied Extrusion Technologies Inc. - Class B (b) (c) (f)	2	12

Total Common Stocks (cost $433)		18

PREFERRED STOCKS - 0.3%
FINANCIALS - 0.3%
Fannie Mae, 8.25% (callable at 25 beginning 12/31/10)	81	2,086
TCR Holdings - Class B (f)	-	-
TCR Holdings - Class C (f)	-	-
TCR Holdings - Class D (f)	1	-
TCR Holdings - Class E (f)	1	-
Total Preferred Stocks (cost $2,025)		2,086

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 30.2%
Adjustable Rate Mortgage Trust, 4.99%, 04/25/35 (i)	$522	520
Airplanes Pass Through Trust, 10.88%, 03/15/12 (d) (f)	247	-
American Home Mortgage Investment Trust,
5.49%, 02/25/47 (i)	4,433	4,222
Amortizing Residential Collateral Trust, 6.07%, 08/25/32 (i)	89	15
Asset Backed Securities Corp. Home Equity,

7.88%, 04/15/33 (i)	66	60
Banc of America Commercial Mortgage Inc.,
5.18%, 09/10/47 (i)	4,000	3,983
5.41%, 09/10/47	4,700	4,728
Banc of America Funding Corp.,
5.83%, 06/01/36 (i)	2,946	2,960
5.23%, 06/20/47 (f) (i)	1,700	1,480
Banc of America Mortgage Securities, 4.80%, 09/25/35 (i)	1,824	1,811
Bank of America Funding Corp., 5.79%, 10/25/36	2,367	2,372
BCAP LLC Trust, 5.43%, 11/25/36 (i)	1,183	1,177
Bear Stearns Adjustable Rate Mortgage Trust
4.46%, 04/25/34 (i)	769	763
4.78%, 11/25/34 (i)	2,018	2,007
5.07%, 06/25/35 (i)	2,001	1,982
Bear Stearns Alt-A Trust, 6.27%, 09/25/47 (i)	3,831	3,824
Bear Stearns Commercial Mortgage Securities Inc.,
5.20%, 12/11/38	5,000	4,950
Bear Stearns Mortgage Funding Trust, 5.03%, 05/25/36 (i)	4,312	4,096
Carrington Mortgage Loan Trust, 5.10%, 12/25/35 (i)	346	345
Chase Mortgage Finance Corp., 4.17%, 02/25/37	906	896
CIT Mortgage Loan Trust
5.86%, 05/25/09 (e) (i) (r)	2,454	2,417
6.12%, 01/25/10 (e) (i) (r)	700	667
6.32%, 09/25/24 (e) (i) (r)	1,280	1,165
Citigroup Mortgage Loan Trust Inc., 5.75%, 12/25/35 (i)	2,403	2,408
Commercial Mortgage Asset Trust, 7.35%, 01/17/32	400	447
Countrywide Alternative Loan Trust
6.29%, 09/25/35 (i)	384	375
6.17%, 04/25/43 (i)	4,970	4,770
Countrywide Asset-Backed Certificates, 6.03%, 06/25/34 (i)	460	373
Countrywide Home Equity Loan Trust, 5.23%, 05/15/36 (i)	2,133	1,942
Countrywide Home Loan Mortgage Pass Through Trust
4.50%, 02/19/34 (i)	1,190	1,184
4.56%, 11/20/34 (i)	680	676
4.90%, 08/20/35 (i)	2,856	2,814
Credit Suisse Mortgage Capital Certificates
5.55%, 02/15/39 (i)	3,060	3,106
5.47%, 09/15/39	6,000	6,047
Deutsche Bank Alternate Loan Trust, 4.97%, 08/25/35 (i)	1,543	1,522
Downey Savings & Loan Association Mortgage Loan Trust,
5.71%, 03/19/46 (i)	646	640
5.71%, 03/19/47 (i)	646	635
First Horizon Mortgage Pass Through-Trust,
4.75%, 12/25/34	274	272
First Union National Bank Commercial Mortgage -
Interest Only, 0.53%, 05/17/32 (i) (r)	10,913	193
GMAC Mortgage Corp. Loan Trust, 7.00%, 09/25/37	1,264	1,249
Green Tree Financial Corp., 7.07%, 01/15/29	386	404
GSMPS Mortgage Loan Trust, 5.10%, 02/25/35 (e) (i) (r)	238	237
GSR Mortgage Loan Trust, 5.02%, 10/25/35 (i)	1,282	1,291
Harborview Mortgage Loan Trust
5.29%, 06/20/35 (i)	1,696	1,632
5.75%, 12/19/35 (i)	1,478	1,445

5.22%, 01/19/36 (i)	1,749	1,670
6.03%, 08/19/36 (i)	3,383	3,372
5.16%, 12/31/49 (i)	1,448	1,358
Household Home Equity Loan Trust, 6.15%, 11/20/36 (i)	2,603	2,546
Impac CMB Trust, 5.19%, 03/25/35 (i)	252	247
IndyMac Index Mortgage Loan Trust
5.18%, 06/25/34 (i)	740	707
6.31%, 03/25/35 (i)	1,358	1,312
5.38%, 08/25/35 (i)	1,098	1,092
5.44%, 09/25/35 (i)	1,368	1,341
5.08%, 05/25/46 (i)	1,588	1,501
IXIS Real Estate Capital Trust, 4.93%, 08/25/36 (i)	177	176
JPMorgan Chase Commercial Mortgage Securities Corp.
4.94%, 08/15/42	7,000	6,802
5.81%, 06/12/43	1,520	1,571
LB-UBS Commercial Mortgage Trust
6.65%, 11/15/27	6,000	6,339
5.32%, 09/15/39	5,000	5,017
5.42%, 02/15/40	1,000	1,004
Lehman Brothers Capital Trust VII,
5.86% (callable at 100 beginning 05/31/12) (o)	475	423
Lehman XS Trust
5.13%, 02/25/46 (i)	3,171	3,008
5.72%, 09/25/47 (f) (i)	1,977	1,902
Luminent Mortgage Trust
5.06%, 07/25/36 (i)	1,397	1,318
5.06%, 05/25/46 (i)	980	923
MASTR Adjustable Rate Mortgages Trust
6.83%, 10/25/34 (i)	477	481
7.03%, 12/25/34 (i)	186	187
4.85%, 01/25/36 (i)	1,530	1,520
5.99%, 12/25/46 (i)	5,015	4,715
MASTR Seasoned Securities Trust, 6.86%, 10/25/32 (i)	637	623
Merit Securities Corp., 6.36%, 09/28/32 (e) (i) (r)	598	551
Merrill Lynch Mortgage Investors Inc., 5.00%, 09/25/35 (e) (r)	5	5
Merrill Lynch Mortgage Trust, 5.66%, 05/12/39 (i)	1,240	1,277
Mid-State Trust, 7.34%, 07/01/35	293	313
Morgan Stanley Capital I, 5.20%, 11/14/42 (i)	1,500	1,490
Morgan Stanley Mortgage Loan Trust
6.12%, 08/25/34 (i)	308	310
5.52%, 03/25/36 (i)	2,679	2,667
4.99%, 10/25/36 (i)	514	511
Residential Accredit Loans Inc.
5.79%, 01/25/46 (i)	1,777	1,709
6.55%, 10/25/37	4,976	4,926
Residential Funding Mortgage Security I
4.90%, 08/25/35 (i)	1,183	1,178
5.19%, 09/25/35	1,587	1,575
5.21%, 09/25/35	2,205	2,190
Sail Net Interest Margin Notes
7.75%, 04/27/33 (e) (r)	6	-
5.50%, 03/27/34 (e) (r)	45	3
SLM Student Loan Trust, 5.09%, 10/25/17 (i)	3,573	3,574

Structured Adjustable Rate Mortgage Trust
4.38%, 05/25/34	939	926
5.25%, 09/25/34	387	383
5.45%, 11/25/34	1,700	1,689
7.51%, 08/25/35 (i)	231	233
6.29%, 11/25/37 (i)	4,984	4,855
Structured Asset Securities Corp., 4.53%, 09/25/33	1,000	995
Thornburg Mortgage Securities Trust, 5.11%, 07/25/45 (i)	383	382
Washington Mutual Alternative Mortgage Pass-Through
Certificates, 5.44%, 10/25/36 (i)	2,019	2,022
Washington Mutual Mortgage Backed Securities Trust,
5.06%, 12/25/35 (i)	3,361	3,345
Washington Mutual Mortgage Pass-Through Certificates
4.24%, 06/25/34	1,186	1,174
5.50%, 04/25/37 (i)	1,978	1,991
5.10%, 04/25/45 (i)	258	243
Wells Fargo Alternative Loan Trust, 6.61%, 12/28/37	4,687	4,683
Wells Fargo Mortgage Backed Securities Trust
4.54%, 02/25/35 (i)	3,744	3,718
5.04%, 04/25/35 (i)	4,546	4,330
5.24%, 04/25/36	974	972

Total Non-U.S. Government Agency Asset-Backed Securities (cost $187,169)		185,477

CORPORATE BONDS AND NOTES - 14.3%
CONSUMER DISCRETIONARY - 2.3%
AMC Entertainment Inc., 11.00%, 02/01/16	55	58
Caesars Entertainment Inc., 8.13%, 05/15/11	125	116
Charter Communications Operating LLC,
8.38%, 04/30/14 (e) (r)	450	435
Clear Channel Communications Inc., 6.25%, 03/15/11	760	688
Comcast Cable Communications Holdings Inc.,
8.38%, 03/15/13	975	1,094
COX Communications Inc., 7.88%, 08/15/09	1,475	1,543
CSC Holdings Inc.
7.25%, 04/15/12	250	239
8.13%, 08/15/09	150	153
DaimlerChrysler NA Holding Corp., 4.05%, 06/04/08	655	652
Dex Media West LLC, 9.88%, 08/15/13	196	204
DirecTV Holdings LLC/DirecTV Financing Co.,
8.38%, 03/15/13	130	135
EchoStar DBS Corp., 6.63%, 10/01/14	575	572
General Motors Corp.
8.25%, 07/15/23 (b)	440	350
8.38%, 07/15/33 (b)	20	16
Hertz Corp., 8.88%, 01/01/14	65	66
Idearc Inc., 8.00%, 11/15/16	315	289
Interface Inc.
10.38%, 02/01/10	125	131
9.50%, 02/01/14	50	52
Las Vegas Sands Corp., 6.38%, 02/15/15	225	212
Liberty Media Corp., 7.88%, 07/15/09	1,700	1,726
MGM Mirage Inc.

6.75%, 09/01/12 (b)	205	200
7.63%, 01/15/17	360	356
Neiman-Marcus Group Inc., 10.38%, 10/15/15 (b)	100	104
News America Inc.
5.30%, 12/15/14	1,350	1,343
6.65%, 11/15/37 (e) (s)	425	438
Pinnacle Entertainment Inc., 8.75%, 10/01/13	175	178
R.H. Donnelley Corp.
6.88%, 01/15/13	50	44
8.88%, 01/15/16	350	327
Rainbow National Services LLC, 10.38%, 09/01/14 (e) (r)	80	87
Sealy Mattress Co., 8.25%, 06/15/14	175	167
Sinclair Broadcast Group Inc., 8.00%, 03/15/12	35	36
Station Casinos Inc.
6.50%, 02/01/14	100	75
6.88%, 03/01/16	15	11
7.75%, 08/15/16 (b)	60	54
Time Warner Cable Inc., 6.55%, 05/01/37	1,100	1,123
Videotron Ltee, 6.38%, 12/15/15	125	117
		13,391

CONSUMER STAPLES - 0.5%
Altria Group Inc., 7.00%, 11/04/13	1,200	1,342
CVS Caremark Corp., 5.75%, 06/01/17	975	981
Kraft Foods Inc., 6.50%, 08/11/17	625	647
		2,970

ENERGY - 2.8%
Anadarko Petroleum Corp., 5.95%, 09/15/16	60	61
Canadian Natural Resources Ltd., 6.25%, 03/15/38	825	806
Chesapeake Energy Corp.
6.63%, 01/15/16	275	269
6.50%, 08/15/17 (b)	275	265
Commonwealth Edison Co.
5.88%, 02/01/33	550	510
5.90%, 03/15/36	625	586
Compagnie Generale de Geophysique SA
7.50%, 05/15/15	80	81
7.75%, 05/15/17 (b)	190	192
Dresser-Rand Group Inc., 7.38%, 11/01/14 (k)	213	212
El Paso Corp.
7.75%, 07/15/11 (e) (r)	1,290	1,324
7.88%, 06/15/12 (b)	325	338
7.80%, 08/01/31	33	32
7.75%, 01/15/32 (b)	515	523
Energy Transfer Partners LP, 5.95%, 02/01/15	1,850	1,815
Enterprise Products Operating LP, 7.03%, 01/15/68	775	702
EXCO Resources Inc., 7.25%, 01/15/11	250	241
Gulf South Pipeline Co., 6.30%, 08/15/17 (e) (s)	1,200	1,268
Inergy LP/Inergy Finance Corp., 6.88%, 12/15/14	150	146
Kerr-McGee Corp., 6.95%, 07/01/24	1,460	1,560
MidAmerican Energy Holdings Co., 5.95%, 05/15/37	1,750	1,697
Nexen Inc., 6.40%, 05/15/37	1,200	1,198

ONEOK Partners LP
6.65%, 10/01/36		1,225	1,239
6.85%, 10/15/37		375	389
OPTI Canada Inc., 8.25%, 12/15/14 (e) (r)		105	104
Peabody Energy Corp., 6.88%, 03/15/13		80	80
Southern Natural Gas Co., 5.90%, 04/01/17 (e) (s)		120	118
Transocean Inc., 6.80%, 03/15/38		425	434
Valero Energy Corp., 7.50%, 04/15/32		825	907
Whiting Petroleum Corp., 7.00%, 02/01/14		150	149
Williams Cos. Inc.
7.13%, 09/01/11		50	53
7.63%, 07/15/19		75	81
7.88%, 09/01/21		100	111
			17,491

FINANCIALS - 6.3%
American International Group Inc., 6.25%, 03/15/37		370	331
ANZ Capital Trust,
4.48% (callable at 100 beginning 01/15/10) (e) (o) (s)		1,075	1,058
Bank of America Corp.
5.42%, 03/15/17		1,300	1,256
5.75%, 12/01/17 (b)		225	226
Chubb Corp., 6.38%, 03/29/37 (b)		825	805
Citigroup Inc., 4.13%, 02/22/10		1,840	1,813
CNA Financial Corp., 7.25%, 11/15/23		1,500	1,541
Contifinancial Corp. Liquidating Trust,
0.00%, 06/15/10 (d) (f) (r)		234	2
Corp Andina de Fomento, 6.88%, 03/15/12		1,050	1,120
Credit Suisse USA Inc., 5.50%, 08/16/11		330	339
Endurance Specialty Holdings Ltd., 6.15%, 10/15/15		1,275	1,248
European Investment Bank, 4.63%, 03/21/12		550	563
Ford Motor Credit Co.
5.80%, 01/12/09		2,500	2,373
7.88%, 06/15/10		1,375	1,269
10.24%, 06/15/11 (b) (i)		600	569
General Motors Acceptance Corp.
5.13%, 05/09/08 (b)		170	168
5.85%, 01/14/09		240	230
5.63%, 05/15/09		1,300	1,227
7.25%, 03/02/11		25	21
6.88%, 09/15/11		1,025	877
8.00%, 11/01/31		75	63
Host Marriott LP
7.13%, 11/01/13 (b)		50	50
6.38%, 03/15/15		195	190
JPMorgan Chase & Co.
6.63%, 03/15/12		1,168	1,232
6.00%, 01/15/18		850	865
Lehman Brothers Holdings Inc.
4.50%, 07/26/10		400	396
5.25%, 02/06/12		500	495
5.38%, 10/17/12	EUR	550	765
6.20%, 09/26/14		1,175	1,197

Merrill Lynch & Co. Inc., 6.40%, 08/28/17	700	711
Morgan Stanley
5.75%, 08/31/12	675	689
5.95%, 12/28/17	825	824
MUFG Capital Finance 1 Ltd.,
6.35% (callable at 100 beginning 07/25/16) (o)	1,310	1,241
Nebco Evans Holding Co., 12.38%, 07/15/07 (f)	350	-
Residential Capital LLC, 7.38%, 06/30/10 (k)	1,175	752
Resona Preferred Global Securities Cayman Ltd.,
7.19% (callable at 100 beginning 07/30/15) (e) (o) (s)	1,525	1,513
Royal Bank of Scotland Group Plc,
9.12% (callable at 100 beginning 03/31/10) (o)	1,025	1,096
6.99% (callable at 100 beginning 10/05/17) (e) (o) (s)	775	773
Santander Perpetual SA Unipersonal,
6.67% (callable at 100 beginning 10/24/17) (e) (o) (s)	100	100
Swiss Re Capital I LP,
6.85% (callable at 100 beginning 05/25/16) (e) (o) (s)	1,175	1,190
Travelers Cos. Inc., 6.25%, 03/15/37	630	591
UBS AG New Jersey-Credit Linked Bond,
6.00%, 12/31/17 (e) (s) -- BRL	1,620	588
Vanguard Health Holding Co. II LLC, 9.00%, 10/01/14 (b)	400	385
VTB Capital SA, 6.61%, 10/31/12 (e) (s)	800	785
Wachovia Corp., 5.25%, 08/01/14	1,730	1,691
Wells Fargo & Co., 5.30%, 08/26/11	1,250	1,275
White Mountains Re Group Inc., 6.38%, 03/20/17 (e) (s)	1,275	1,235
ZFS Finance USA Trust I, 5.88%, 05/09/32 (e) (r)	1,225	1,142
		38,870

HEALTH CARE - 0.1%
DaVita Inc., 6.63%, 03/15/13	300	299
HCA Inc.
9.13%, 11/15/14	60	62
9.25%, 11/15/16	460	483
9.63%, 11/15/16	68	72
		916

INDUSTRIALS - 0.4%
Continental Airlines Inc., 6.54%, 03/15/08	9	8
Corrections Corp. of America, 6.25%, 03/15/13	100	99
DRS Technologies Inc., 7.63%, 02/01/18	50	51
Holt Group Inc., 9.75%, 01/15/06 (d) (f)	200	-
L-3 Communications Corp., 7.63%, 06/15/12 (b)	200	205
Radnor Holdings Corp., 11.00%, 03/15/10 (d) (r)	125	1
Safety-Kleen Services, 9.25%, 06/01/08 (d) (r)	375	-
Tyco Electronics Group SA, 6.00%, 10/01/12 (e) (s)	450	461
Tyco International Group SA
6.13%, 11/01/08	1,125	1,135
6.00%, 11/15/13	590	606
		2,566

INFORMATION TECHNOLOGY - 0.4%
Fiserv Inc., 6.13%, 11/20/12	1,100	1,120

Sungard Data Systems Inc., 9.13%, 08/15/13	75	76
Xerox Corp., 5.5%, 05/15/12	1,050	1,067
		2,263

MATERIALS - 0.3%
Graphic Packaging International Corp., 9.50%, 08/15/13	190	188
Methanex Corp., 8.75%, 08/15/12	175	188
Owens Brockway Glass Container Inc., 8.25%, 05/15/13	375	389
Plastipak Holdings Inc., 8.50%, 12/15/15 (e) (s)	150	150
Smurfit Capital Funding Plc, 7.50%, 11/20/25	225	213
Weyerhaeuser Co., 6.75%, 03/15/12	440	462
		1,590

TELECOMMUNICATION SERVICES - 0.8%
American Tower Corp., 7.50%, 05/01/12	125	129
FTD Inc., 7.75%, 02/15/14	170	160
Nextel Communications Inc.
6.88%, 10/31/13	780	768
7.38%, 08/01/15	650	640
PanAmSat Corp.
9.00%, 08/15/14	65	65
9.00%, 06/15/16	85	86
Qwest Communications International Inc.,
7.50%, 02/15/14 (b) (k)	335	334
Qwest Corp., 8.88%, 03/15/12 (k)	125	134
Sprint Capital Corp.
8.38%, 03/15/12	1,150	1,245
8.75%, 03/15/32	350	395
Sprint Nextel Corp., 6.00%, 12/01/16	20	19
Telecom Italia Capital SA, 6.00%, 09/30/34 (b)	925	899
Windstream Corp., 8.63%, 08/01/16	180	189
		5,063

UTILITIES - 0.4%
AES Corp.
9.38%, 09/15/10 (b)	250	263
8.88%, 02/15/11 (b)	50	52
FirstEnergy Corp.
6.45%, 11/15/11	510	527
7.38%, 11/15/31	240	263
NRG Energy Inc.
7.25%, 02/01/14	100	98
7.38%, 02/01/16	485	473
Pacific Gas & Electric Co.
6.05%, 03/01/34 (b)	450	449
5.80%, 03/01/37 (b)	300	289
		2,414

Total Corporate Bonds and Notes (cost $89,805)		87,534

GOVERNMENT AND AGENCY OBLIGATIONS - 49.1%
GOVERNMENT SECURITIES - 12.5%
Municipals - 0.2%

Tennessee Valley Authority, 5.98%, 04/01/36		1,250	1,421

Sovereign - 3.0%
Federative Republic of Brazil - Credit Linked Note,
6.00%, 05/15/17 (e) (s)		9,761	10,298
Province of Quebec, Canada, 4.60%, 05/26/15		1,475	1,474
Region of Lombardy Italy, 5.80%, 10/25/32		750	806
Republic of Argentina
7.00%, 09/12/13		3,850	3,369
2.00%, 01/03/16	ARS	6,089	2,534
			18,481

U.S. Treasury Securities - 9.3%
U.S. Treasury Bond
8.88%, 08/15/17		130	179
6.75%, 08/15/26 (b) (j)		800	337
6.50%, 11/15/26 (b) (j)		2,000	835
6.13%, 11/15/27 (b)		100	121
4.50%, 02/15/36 (b)		1,000	1,005
4.75%, 02/15/37, TBA (b) (g)		4,435	4,642
5.00%, 05/15/37 (b)		900	981
U.S. Treasury Note
4.50%, 03/31/09 (b)		11,380	11,570
4.00%, 08/31/09 (b)		5,300	5,378
3.50%, 02/15/10 (b)		4,395	4,433
4.50%, 02/28/11 (b)		5,590	5,823
4.63%, 10/31/11 (b)		90	95
4.50%, 04/30/12 (b)		2,000	2,089
4.00%, 02/15/14 (b)		100	102
4.63%, 11/15/16 (b)		18,240	19,102
			56,692

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 36.6%
Federal Farm Credit Bank - 1.2%
Federal Farm Credit Bank, 4.88%, 12/16/15		7,100	7,346

Federal Home Loan Bank - 6.5%
Federal Home Loan Bank
5.10%, 09/19/08		500	503
4.88%, 06/13/14		20,000	20,749
5.00%, 03/14/14		16,000	16,780
5.50%, 07/15/36 (b)		2,000	2,190
			40,222

Federal Home Loan Mortgage Corp. - 5.5%
Federal Home Loan Mortgage Corp.
5.13%, 11/17/17 (b)		4,800	5,009
4.00%, 06/01/18		14,194	13,666
4.50%, 03/01/19		9,011	8,857
1156.50%, 06/15/21		-	-
0.00%, 08/15/35 (0.00% until LIBOR reaches 6.50%) (k) (r)		60	61
0.00%, 09/15/35 (0.00% until LIBOR reaches 7.00%) (k) (r)		516	535

6.06%, 01/01/37 (i)	2,323	2,362
0.00%, 04/15/37 (0.00% until LIBOR reaches 6.75%) (k) (r)	512	538
7.00%, 11/01/37	2,903	3,017
		34,045

Federal National Mortgage Association - 23.0%
Federal National Mortgage Association
6.63%, 09/15/09 (b)	620	651
4.75%, 11/19/12 (b)	1,000	1,035
5.00%, 01/01/18, TBA (g)	881	883
5.00%, 02/01/18, TBA (g)	760	762
5.00%, 02/01/18, TBA (g)	989	991
5.00%, 03/01/18, TBA (g)	1,153	1,155
5.00%, 04/01/18, TBA (g)	900	903
5.00%, 05/01/18, TBA (g)	890	892
5.00%, 06/01/18, TBA (g)	971	973
5.00%, 06/01/18, TBA (g)	1,117	1,120
5.00%, 06/01/18, TBA (g)	522	524
5.00%, 06/01/18, TBA (g)	1,104	1,107
5.00%, 06/01/18, TBA (g)	1,097	1,100
5.00%, 06/01/18, TBA (g)	933	936
5.00%, 06/01/18, TBA (g)	820	822
5.00%, 06/01/18, TBA (g)	1,018	1,020
5.00%, 06/01/18, TBA (g)	1,188	1,191
5.00%, 07/01/18, TBA (g)	845	847
5.00%, 09/01/18, TBA (g)	1,140	1,143
5.00%, 09/01/18, TBA (g)	742	744
5.00%, 10/01/18, TBA (g)	740	742
5.00%, 10/01/18, TBA (g)	1,010	1,012
5.00%, 10/01/18, TBA (g)	735	737
5.00%, 11/01/18, TBA (g)	832	834
5.00%, 11/01/18, TBA (g)	868	870
5.00%, 11/01/18, TBA (g)	1,006	1,009
5.00%, 11/01/18, TBA (g)	770	772
5.00%, 11/01/18, TBA (g)	1,206	1,209
5.00%, 12/01/18, TBA (g)	768	769
5.00%, 12/01/18, TBA (g)	778	780
5.00%, 12/01/18, TBA (g)	734	736
5.00%, 12/01/18, TBA (g)	742	744
5.00%, 01/01/19, TBA (g)	1,222	1,225
5.00%, 01/01/19, TBA (g)	819	821
5.00%, 02/01/19, TBA (g)	847	848
5.00%, 03/01/19, TBA (g)	743	744
5.00%, 03/01/19, TBA (g)	1,025	1,027
5.00%, 04/01/19, TBA (g)	795	796
5.00%, 04/01/19, TBA (g)	901	902
5.00%, 04/01/19, TBA (g)	741	742
5.00%, 04/01/19, TBA (g)	745	746
10.40%, 04/25/19	3	3
5.00%, 05/01/19, TBA (g)	904	906
6.00%, 09/01/19	1,968	2,014
6.00%, 12/01/20	2,472	2,530
6.50%, 02/01/26	4	4

8.00%, 08/01/29	2	2
8.00%, 04/01/30	7	8
8.00%, 07/01/30	16	17
8.00%, 08/01/30	5	5
8.00%, 10/01/30	72	77
8.00%, 01/01/31	34	36
8.00%, 01/01/31	22	23
8.00%, 02/01/31	6	6
6.00%, 07/01/32	16	16
7.00%, 07/01/32	24	25
0.00%, 05/25/35 (0.00% until LIBOR reaches 7.00%) (k) (r)	185	200
5.00%, 06/01/35	421	411
7.00%, 08/01/35	1,114	1,163
5.00%, 09/01/35	222	217
5.00%, 09/01/35	276	269
5.00%, 09/01/35	43	42
5.00%, 09/01/35	814	795
5.00%, 11/01/35	42	41
5.00%, 11/01/35	39	38
5.00%, 11/01/35	36	35
6.89%, 11/01/35 (i)	252	260
7.00%, 11/01/35	622	650
5.00%, 12/01/35	23	23
5.00%, 01/01/36	433	423
7.00%, 01/01/36, TBA (g)	17,000	17,680
5.00%, 02/01/36	5,488	5,358
5.00%, 05/01/36	14,324	13,971
7.25%, 05/01/36 (i)	1,505	1,531
7.39%, 05/01/36 (i)	1,493	1,521
7.31%, 07/01/36 (i)	1,484	1,511
7.38%, 08/01/36 (i)	1,562	1,591
7.25%, 09/01/36 (i)	1,553	1,587
0.00%, 09/25/36 (0.00% until LIBOR reaches 7.00%) (k) (r)	263	254
7.00%, 10/01/36	617	642
6.50%, 01/01/37, TBA (g)	15,000	15,417
7.00%, 03/01/37	438	455
7.00%, 04/01/37	26,400	27,463
7.00%, 05/01/37	85	89
7.50%, 11/01/37	4,926	5,155
		141,328

Sovereign - 0.4%
Farmer Mac Guaranteed Notes Trust, 5.13%, 04/19/17 (e) (s)	2,100	2,181

Total Government and Agency Obligations (cost $293,677)		301,716

SHORT TERM INVESTMENTS - 27.7%
Commercial Paper - 3.1%
Amstel Funding Corp., 5.78%, 01/16/08	2,740	2,733
Atlantic Asset Securitization LLC, 5.80%, 01/15/08	2,740	2,735
Chariot Funding LLC, 5.75%, 01/16/08	2,740	2,733
Clipper Receivables Co. LLC, 5.84% , 01/17/08	2,740	2,733
Falcon Asset Securitization Corp., 5.75%, 01/16/08	2,740	2,733

Galleon Capital LLC, 5.84%, 01/17/08	2,740	2,733
Three Pillars Funding LLC, 5.80%, 01/16/08	2,740	2,733
		19,133

Mutual Funds - 13.0%
JNL Money Market Fund, 4.58% (a) (h)	79,841	79,841

Securities Lending Collateral - 11.6%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (h)	71,279	71,279

Total Short Term Investments (cost $170,253)		170,253

Total Investments - 121.6% (cost $743,362)		747,084

Other Assets and Liabilities, Net - (21.6%) (m) (n)		-132,880

Total Net Assets - 100%		$614,204

JNL/Goldman Sachs Short Duration Bond Fund
PREFERRED STOCKS - 0.8%
FINANCIALS - 0.8%
ING Capital Funding Trust III,
8.44% (callable at 100 beginning 12/31/10) (o)	2,350	$2,489

Total Preferred Stocks (cost $2,529)		2,489

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 38.3%
Adjustable Rate Mortgage Trust, 4.99%, 04/25/35 (i)	$304	304
American Home Mortgage Assets Trust
5.73%, 10/25/46 (i)	2,551	2,423
5.76%, 10/25/46 (i)	2,623	2,517
Banc of America Funding Corp., 5.23%, 06/20/47 (f) (i)	600	522
BCAP LLC Trust, 5.43%, 11/25/36 (i)	364	362
Bear Stearns Adjustable Rate Mortgage Trust
4.46%, 04/25/34 (i)	484	480
5.07%, 06/25/35 (i)	1,125	1,115
5.75%, 07/25/36	791	782
Bear Stearns Alt-A Trust, 6.27%, 09/25/47 (i)	2,873	2,868
Bear Stearns Commercial Mortgage Securities Inc.,
5.20%, 12/11/38	3,000	2,970
Bear Stearns Mortgage Funding Trust
5.09%, 12/25/35 (i)	2,154	1,984
5.54%, 10/12/41	1,500	1,523
Capital One Multi-Asset Execution Trust, 4.95%, 09/15/12	6,700	6,773
Chase Issuance Trust, 4.96%, 09/17/12	4,000	4,065
Chase Mortgage Finance Corp., 4.60%, 02/25/37 (i)	889	881
CIT Mortgage Loan Trust
5.86%, 05/25/09 (e) (i) (r)	1,604	1,580
6.12%, 01/25/10 (e) (i) (r)	430	410
6.32%, 09/25/24 (e) (i) (r)	880	801
Countrywide Alternative Loan Trust
6.29%, 09/25/35 (i)	384	375

5.06%, 08/25/46 (i)	2,223	2,097
Countrywide Home Loan Mortgage Pass Through Trust
4.56%, 11/20/34 (i)	374	372
4.90%, 08/20/35 (i)	1,666	1,641
CS First Boston Mortgage Securities Corp.
6.53%, 06/15/34	3,500	3,679
7.29%, 09/15/41	4,474	4,609
Downey Savings & Loan Association Mortgage Loan Trust,
5.17%, 12/31/49 (i)	1,683	1,589
First Horizon Mortgage Pass Through-Trust,
4.75%, 12/25/34	137	135
GMAC Mortgage Corp. Loan Trust
4.40%, 06/25/34 (i)	1,353	1,331
7.00%, 09/25/37	882	872
GreenPoint Mortgage Funding Trust, 5.05%, 09/25/46 (i)	2,989	2,824
Harborview Mortgage Loan Trust
5.75%, 12/19/35 (i)	739	722
6.03%, 08/19/36 (i)	2,030	2,023
5.15%, 11/19/36 (i)	2,289	2,165
5.16%, 12/19/37 (i)	2,056	1,928
5.12%, 08/21/46 (i)	2,966	2,802
5.16%, 12/31/49 (i)	2,476	2,323
Household Home Equity Loan Trust
5.38%, 08/25/35 (i)	549	546
5.18%, 03/20/36 (i)	2,927	2,658
6.15%, 11/20/36 (i)	1,736	1,697
IndyMac Index Mortgage Loan Trust, 5.44%, 09/25/35 (i)	684	671
JPMorgan Chase Commercial Mortgage Securities Corp.
4.20%, 07/25/35 (i)	930	923
4.75%, 07/25/35 (i)	872	870
4.77%, 07/25/35 (i)	878	876
5.81%, 06/12/43	1,500	1,551
JPMorgan Mortgage Trust, 5.07%, 07/25/35	664	658
LB-UBS Commercial Mortgage Trust
5.35%, 11/15/38	3,000	3,001
5.42%, 02/15/40	1,500	1,507
Lehman XS Trust, 5.17%, 11/25/35 (i)	1,258	1,194
Luminent Mortgage Trust, 5.06%, 07/25/36 (i)	698	659
Merrill Lynch & Co. Inc., 5.67%, 06/25/37 (i)	2,802	2,742
Residential Accredit Loans Inc.
6.55%, 10/25/37	2,985	2,956
5.79%, 01/25/46 (i)	1,185	1,139
Residential Funding Mortgage Security I
5.19%, 09/25/35	793	787
5.21%, 09/25/35	735	730
Structured Adjustable Rate Mortgage Loan Trust,
4.38%, 05/25/34	547	540
5.25%, 09/25/34	211	209
5.45%, 11/25/34	978	971
6.00%, 11/25/37 (f)	2,929	2,847
Structured Asset Mortgage Investments Inc.,
6.29%, 11/25/37 (i)	2,990	2,913
Structured Asset Securities Corp., 4.53%, 09/25/33	1,000	995

Thornburg Mortgage Securities Trust, 4.99%, 07/25/11 (i)	2,549	2,475
Washington Mutual Alternative Mortgage Pass-Through Certificates
5.64%, 09/25/46 (i)	2,402	2,332
5.63%, 11/25/46 (f) (i)	2,637	2,545
Washington Mutual Mortgage Backed Securities Trust
5.71%, 09/25/46 (i)	793	770
5.75%, 09/25/46 (f) (i)	2,791	2,593
Washington Mutual Mortgage Pass-Through Certificates,
4.24%, 06/25/34	678	671
Washington Mutual MSC Mortgage Pass-Through Certificates,
5.49%, 03/25/47 (i)	864	844
Wells Fargo Mortgage Backed Securities Trust
4.54%, 02/25/35 (i)	2,628	2,609
4.52%, 04/25/35 (i)	5,373	5,328
5.60%, 07/25/36 (i)	1,484	1,491

Total Non-U.S. Government Agency Asset-Backed Securities (cost $120,794)		119,145

CORPORATE BONDS AND NOTES - 19.9%
CONSUMER DISCRETIONARY - 0.6%
COX Communications Inc., 4.63%, 01/15/10	750	744
Time Warner Cable Inc., 5.40%, 07/02/12	425	426
Time Warner Inc., 6.75%, 04/15/11	750	781
		1,951

FINANCIALS - 17.1%
American General Finance Corp., 4.88%, 05/15/10	2,500	2,512
ANZ Capital Trust,
4.48% (callable at 100 beginning 01/15/10) (e) (o) (s)	2,000	1,968
AXA Financial Inc., 7.75%, 08/01/10	2,115	2,271
Barclays Bank Plc,
8.55% (callable at 100 beginning 06/15/11) (e) (o) (r)	1,500	1,580
BNP Paribas Capital Trust,
9.00% (callable at 100 beginning 10/27/10) (e) (o) (r)	1,572	1,682
Citigroup Inc., 7.25%, 10/15/11	843	897
Countrywide Home Loans Inc., 4.00%, 03/22/11	1,500	1,083
GATX Financial Corp., 5.13%, 04/15/10	750	738
Genworth Financial Inc., 5.23%, 05/16/09	2,250	2,267
Greater Bay Bancorp, 5.13%, 04/15/10	750	764
GreenPoint Bank, 9.25%, 10/01/10	1,175	1,262
Hartford Financial Services Group Inc., 5.66%, 11/16/08	4,500	4,544
HSBC Finance Corp.
6.38%, 08/01/10	2,500	2,569
5.70%, 06/01/11	925	930
Huntington National Bank, 4.65%, 06/30/09	1,280	1,286
iStar Financial Inc., 5.13%, 04/01/11	750	669
JPMorgan Chase & Co., 7.00%, 11/15/09	1,215	1,266
Lehman Brothers Holdings Inc., 5.75%, 07/18/11	3,000	3,022
Marsh & McLennan Cos. Inc., 5.15%, 09/15/10	750	749
Merrill Lynch & Co. Inc., 5.28%, 07/25/11 (i)	2,000	1,863
Morgan Stanley, 5.05%, 01/21/11	2,500	2,500
National Australia Bank Ltd., 8.60%, 05/19/10	3,000	3,241

Popular North America Inc., 3.88%, 10/01/08	1,590	1,575
Royal Bank of Scotland Group Plc,
9.12% (callable at 100 beginning 03/31/10) (o)	2,150	2,298
Santander Central Hispano Issuances Ltd.,
7.63%, 11/03/09	2,000	2,106
SB Treasury Co. LLC,
9.40% (callable at 100 beginning 06/30/08) (e) (o) (r)	2,000	2,039
Transamerica Finance Group, 6.40%, 09/15/08	1,000	1,011
Union Planters Corp., 7.75%, 03/01/11	1,500	1,588
Wachovia Capital Trust III,
5.80% (callable at 100 beginning 03/15/11) (o)	650	581
Waddell & Reed Financial Inc., 5.60%, 01/15/11	750	785
Washington Mutual Inc., 8.25%, 04/01/10	1,250	1,194
ZFS Finance USA Trust I, 6.15%, 12/15/65 (e) (s)	500	484
		53,324

HEALTH CARE - 0.0%
UnitedHealth Group Inc., 5.50%, 11/15/12 (e) (s)	125	128

INDUSTRIALS - 0.3%
PHH Corp., 6.00%, 03/01/08	1,000	1,003

INFORMATION TECHNOLOGY - 0.4%
Oracle Corp. and Ozark Holding Inc., 5.00%, 01/15/11	1,000	1,013

TELECOMMUNICATION SERVICES - 1.5%
Ameritech Capital Funding, 6.25%, 05/18/09	2,000	2,058
Sprint Capital Corp., 7.63%, 01/30/11	1,000	1,042
Verizon Global Funding Corp., 7.25%, 12/01/10	1,250	1,340
		4,440

Total Corporate Bonds and Notes (cost $61,948)		61,859

GOVERNMENT AND AGENCY OBLIGATIONS - 35.1%
GOVERNMENT SECURITIES - 1.5%
U.S. Treasury Securities - 1.5%
U.S. Treasury Bond
8.00%, 11/15/21 (b) (j)	6,500	3,431
4.50%, 02/15/36 (b)	400	402
5.00%, 05/15/37	700	763
		4,596

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 33.6%
Federal Farm Credit Bank - 1.4%
Federal Farm Credit Bank, 4.01%, 10/28/08 (n)	4,000	3,993

Federal Home Loan Bank - 2.9%
Federal Home Loan Bank
5.13%, 09/10/10	7,000	7,268
5.14%, 03/01/36 (i)	1,856	1,868
		9,136

Federal Home Loan Mortgage Corp. - 4.5%

Federal Home Loan Mortgage Corp.
4.00%, 03/01/14	65	65
4.00%, 03/01/14	216	215
4.00%, 03/01/14	62	62
4.00%, 03/01/14	52	52
4.00%, 04/01/14	29	28
4.00%, 04/01/14	52	51
4.50%, 04/01/18	73	72
5.00%, 06/01/18	782	784
4.50%, 11/01/18	108	106
4.50%, 05/01/19	153	151
4.50%, 04/01/20	356	350
4.50%, 08/01/20	238	234
3.53%, 09/01/33 (i)	544	542
3.80%, 09/01/33 (i)	101	101
4.46%, 10/01/34 (i)	194	194
4.33%, 11/01/34 (i)	133	131
4.37%, 11/01/34 (i)	374	372
4.39%, 11/01/34 (i)	117	116
4.48%, 11/01/34 (i)	176	174
4.37%, 01/01/35 (i)	223	222
4.41%, 01/01/35 (i)	861	855
4.50%, 02/01/35 (i)	276	273
4.44%, 02/01/35 (i)	232	230
4.44%, 02/01/35 (i)	109	108
4.44%, 02/01/35 (i)	221	218
4.34%, 02/01/35 (i)	260	257
4.36%, 02/01/35 (i)	170	168
4.42%, 02/01/35 (i)	404	401
4.67%, 06/01/35 (i)	1,901	1,911
5.18%, 09/01/35 (i)	1,775	1,783
4.82%, 11/01/35 (i)	1,609	1,606
0.00%, 03/15/37 (0.00% until LIBOR reaches 7.25%) (k) (r)	392	391
4.44%, 01/01/49 (i)	1,847	1,841
		14,064

Federal National Mortgage Association - 23.3%
Federal National Mortgage Association
4.00%, 02/01/14	37	37
4.00%, 03/01/14	52	51
4.00%, 03/01/14	45	44
4.00%, 03/01/14	55	55
4.00%, 03/01/14	60	59
4.00%, 04/01/14	39	39
5.50%, 01/01/17	212	215
5.50%, 01/01/17	137	139
5.50%, 01/01/17	94	95
5.50%, 03/01/18	142	144
4.50%, 04/01/18	2,444	2,405
4.50%, 04/01/18	31	30
4.50%, 05/01/18	309	304
4.50%, 05/01/18	203	200
5.00%, 05/01/18	778	780

4.50%, 06/01/18	450	443
4.50%, 06/01/18	223	220
4.50%, 06/01/18	261	257
4.50%, 06/01/18	191	188
4.50%, 07/01/18	22	21
4.50%, 07/01/18	496	488
4.50%, 07/01/18	262	258
4.50%, 07/01/18	173	170
4.50%, 08/01/18	137	135
4.50%, 08/01/18	22	22
4.50%, 08/01/18	158	155
4.50%, 09/01/18	264	260
4.50%, 09/01/18	565	556
4.50%, 10/01/18	199	196
4.50%, 10/01/18	545	536
5.50%, 12/01/18	736	747
4.50%, 01/01/19	3,440	3,385
5.50%, 01/01/19	1,577	1,602
5.50%, 05/01/19	804	816
5.50%, 10/01/19	886	899
4.61%, 03/01/33 (i)	16	16
4.51%, 06/01/33 (i)	1,974	1,999
4.67%, 06/01/33	179	180
4.57%, 07/01/33 (i)	129	128
3.68%, 09/01/33 (i)	16	16
4.01%, 12/01/33 (i)	16	16
4.31%, 12/01/33 (i)	2,266	2,281
4.40%, 04/01/34 (i)	55	54
4.77%, 10/01/34 (i)	68	68
4.19%, 11/01/34 (i)	2,294	2,315
4.57%, 11/01/34 (i)	477	474
4.65%, 11/01/34 (i)	25	26
4.53%, 12/01/34 (i)	246	244
4.32%, 01/01/35 (i)	92	92
4.47%, 01/01/35 (i)	289	287
4.49%, 01/01/35 (i)	296	293
4.51%, 01/01/35 (i)	310	307
4.30%, 02/01/35 (i)	170	169
4.43%, 02/01/35 (i)	689	684
4.41%, 03/01/35 (i)	255	252
4.55%, 04/01/35 (i)	1,652	1,646
4.66%, 04/01/35 (i)	403	401
4.73%, 04/01/35 (i)	1,508	1,521
4.34%, 05/01/35 (i)	1,366	1,376
4.40%, 05/01/35 (i)	384	381
4.55%, 05/01/35 (i)	1,889	1,897
4.71%, 06/01/35 (i)	1,621	1,624
4.76%, 06/01/35 (i)	1,838	1,869
4.81%, 07/01/35 (i)	1,946	1,945
4.93%, 07/01/35 (i)	1,662	1,661
4.49%, 08/01/35 (i)	2,096	2,118
4.67%, 08/01/35 (i)	1,580	1,585
Interest Only, 2.70%, 08/25/35 (i) (r)	48	16

4.80%, 11/01/35 (i)	1,814	1,828
4.85%, 11/01/35 (i)	1,609	1,607
4.71%, 02/01/36 (i)	2,091	2,083
5.26%, 02/01/36 (i)	2,483	2,519
0.00%, 04/25/36 (0.00% until LIBOR reaches 6.25%) (k) (r)	245	246
5.08%, 03/01/36 (i)	1,792	1,798
5.17%, 03/01/36 (i)	1,562	1,579
0.00%, 02/15/35 (0.00% until LIBOR reaches 7.25%) (k) (r)	603	589
7.00%, 03/01/37	3,785	3,937
7.00%, 04/01/37	3,814	3,967
7.50%, 09/01/37	8,222	8,605
		72,650

Government National Mortgage Association - 1.5%
Government National Mortgage Association
7.00%, 12/15/17	3,981	4,138
5.50%, 07/15/20	599	607
		4,745

Total Government and Agency Obligations (cost $107,113)		109,184

SHORT TERM INVESTMENTS - 6.3%
Mutual Funds - 0.3%
JNL Money Market Fund, 4.58% (a) (h)	1,066	1,066

Repurchase Agreement - 4.8%
Repurchase Agreement with Credit Suisse First Boston,
4.25% (Collateralized by $3,680 Freddie Mac, 0.00%
Discount Note - 4.50%, due 01/24/08 - 01/20/11, value
$3,756 and by $5,565 Federal Home Loan Mortgage
Corp., 0.00% Discount Note, due 01/09/08 - 01/14/08
value $5,558 and $5,945 Federal National Mortgage
Association, 3.66% - 5.00%, due 02/27/08 - 02/21/13,
value $6,093) acquired on 12/31/07, due 01/02/07
at $15,104	15,100	15,100

Securities Lending Collateral - 1.2%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	3,887	3,887

Total Short Term Investments (cost $20,053)		20,053

Total Investments - 100.4% (cost $312,437)		312,730

Other Assets and Liabilities, Net - (0.4%) (m)		-1,375

Total Net Assets - 100%		$311,355

JNL/Mellon Capital Management Bond Index Fund
PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
SunTrust Capital VIII, 6.10%, 12/15/36	150	$125

Total Preferred Stocks (cost $136)		125

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 6.5%
AmeriCredit Automobile Receivables Trust,
5.19%, 11/06/11	$400	401
Banc of America Commercial Mortgage Inc.
7.33%, 11/15/31	500	517
4.05%, 11/10/38	500	493
5.12%, 07/11/43	150	152
5.78%, 05/10/45 (i)	550	557
4.76%, 07/01/45	350	348
4.89%, 07/10/45	370	365
5.45%, 01/15/49	200	200
5.48%, 01/15/49	350	345
Bear Stearns Commercial Mortgage Securities Inc.
5.41%, 03/11/09 (i)	500	505
4.72%, 02/11/41	200	197
5.21%, 02/11/44	260	259
Capital One Multi-Asset Execution Trust, 4.05%, 03/15/13	250	249
Chase Issuance Trust, 4.65%, 12/17/12	95	97
Chase Manhattan Bank-First Union National Bank,
7.44%, 08/15/31	47	49
Citigroup Commercial Mortgage Trust, 5.25%, 04/15/40	250	254
Citigroup/Deutsche Bank Commercial Mortgage Trust,
5.62%, 01/15/46	250	255
5.65%, 10/15/48	500	498
CS First Boston Mortgage Securities Corp.
5.42%, 05/15/36	350	358
4.83%, 04/15/37	380	365
5.10%, 08/15/38	350	346
CWCapital Cobalt Ltd., 5.22%, 08/15/48	200	199
First Union National Bank Commercial Mortgage,
7.39%, 12/15/31	96	100
First Union National Bank-Bank of America, 6.17%, 03/15/33	285	295
First Union-Lehman Brothers-Bank of America,
6.56%, 11/18/35	140	140
GE Capital Commercial Mortgage Corp., 5.33%, 11/10/45 (i)	200	197
GMAC Commercial Mortgage Securities Inc.,
5.04%, 12/10/41	75	69
Goldman Sachs Mortgage Securities Corp., 5.56%, 11/10/39	400	406
Greenwich Capital Commercial Funding Corp.
5.44%, 01/10/17	500	503
4.34%, 06/10/36	490	487
GS Mortgage Securities Corp. II, 5.80%, 11/25/35 (i)	500	517
Household Automotive Trust, 5.28%, 09/19/11	500	502
JPMorgan Chase Commercial Mortgage Securities Corp.
5.82%, 05/12/34	130	133
4.74%, 09/12/37	247	245
4.45%, 01/12/38	400	397
4.88%, 01/12/38	500	498
4.77%, 03/12/39	500	496
5.37%, 06/12/41 (i)	250	258
4.74%, 07/15/42	500	479

4.98%, 07/15/42	125	114
4.94%, 08/15/42	278	270
5.42%, 01/15/47	250	250
5.75%, 02/12/49 (i)	200	206
LB Commercial Conduit Mortgage Trust, 6.78%, 06/15/31	212	215
LB-UBS Commercial Mortgage Trust
3.85%, 05/15/27	250	243
3.97%, 03/15/29	250	244
5.59%, 06/15/31	75	79
4.17%, 05/15/32	165	159
5.40%, 02/15/40	250	251
5.42%, 02/15/40	330	331
MBNA Master Credit Card Trust USA, 7.00%, 02/15/12	300	314
Merrill Lynch Mortgage Trust
5.40%, 07/12/34	200	203
5.74%, 08/12/43	250	257
5.29%, 01/12/44	500	499
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.48%, 02/12/39 (i)	250	252
5.41%, 07/12/46	200	201
5.17%, 12/12/49	200	197
Morgan Stanley Capital I
5.63%, 06/12/12 (i)	400	406
4.80%, 01/13/41	250	248
5.33%, 11/12/41	250	250
5.77%, 10/15/42 (i)	270	278
5.41%, 03/15/44	350	342
Morgan Stanley Dean Witter Capital I, 7.57%, 11/15/36	86	90
Wachovia Bank Commercial Mortgage Trust
4.44%, 11/15/34	146	146
5.22%, 01/15/41	100	101
5.23%, 07/15/41 (i)	250	255
4.89%, 10/15/41	200	192
4.90%, 10/15/41	500	457
5.25%, 12/15/43	500	499
5.34%, 12/15/43	200	199
5.36%, 12/15/44 (i)	200	190
5.42%, 01/15/45	350	352
5.99%, 06/15/45 (i)	500	493
5.50%, 10/15/48	500	504
5.68%, 10/15/48	800	818

Total Non-U.S. Government Agency Asset-Backed Securities (cost $22,834)		22,836

CORPORATE BONDS AND NOTES - 20.2%
CONSUMER DISCRETIONARY - 1.8%
CBS Corp., 7.88%, 07/30/30	125	136
Comcast Cable Communications Holdings Inc.
8.38%, 03/15/13	250	280
9.46%, 11/15/22	100	127
Comcast Corp.
5.85%, 01/15/10	250	256

6.50%, 01/15/15	50	52
5.65%, 06/15/35	100	92
6.50%, 11/15/35	100	102
6.95%, 08/15/37	100	108
COX Communications Inc.
4.63%, 01/15/10	100	99
5.45%, 12/15/14	150	147
DaimlerChrysler NA Holding Corp.
8.00%, 06/15/10 (b)	150	160
7.75%, 01/18/11	250	269
6.50%, 11/15/13 (b)	100	105
8.50%, 01/18/31	50	63
Federated Department Stores Inc., 6.90%, 04/01/29	100	92
Fortune Brands Inc., 5.38%, 01/15/16	250	238
Historic TW Inc., 6.63%, 05/15/29	100	98
Home Depot Inc.
4.63%, 08/15/10	250	248
5.25%, 12/16/13 (b)	250	243
J.C. Penney Co. Inc., 6.38%, 10/15/36	100	89
Johnson Controls Inc., 5.50%, 01/15/16	250	246
Lowe’s Cos. Inc., 5.50%, 10/15/35	150	129
May Department Stores Co., 4.80%, 07/15/09	150	149
Mohawk Industries Inc., 6.13%, 01/15/16	250	250
News America Inc.
5.30%, 12/15/14	175	174
6.20%, 12/15/34	50	50
6.40%, 12/15/35	100	101
Omnicom Group Inc., 5.90%, 04/15/16	250	254
Target Corp.
5.88%, 07/15/16 (b)	250	252
7.00%, 07/15/31	100	102
Time Warner Cable Inc., 6.55%, 05/01/37	250	255
Time Warner Inc.
6.75%, 04/15/11	250	260
7.63%, 04/15/31	250	277
Toll Brothers Finance Corp., 4.95%, 03/15/14 (b)	50	45
Viacom Inc., 6.25%, 04/30/16	250	252
Walt Disney Co., 7.00%, 03/01/32 (b)	50	57
Wyndham Worldwide Corp., 6.00%, 12/01/16	150	142
Yum! Brands Inc., 8.88%, 04/15/11	50	55
		6,054

CONSUMER STAPLES - 1.2%
Altria Group Inc., 7.75%, 01/15/27 (b)	75	97
Anheuser-Busch Cos. Inc., 5.05%, 10/15/16	100	97
Bunge Ltd. Finance Corp., 5.35%, 04/15/14	75	73
Coca-Cola Co., 5.75%, 03/15/11	250	262
Coca-Cola Enterprises Inc.
7.13%, 08/01/17	100	114
8.50%, 02/01/22	250	313
ConAgra Foods Inc., 7.88%, 09/15/10	134	144
CVS Caremark Corp., 6.13%, 08/15/16	250	257
Diageo Capital Plc, 4.38%, 05/03/10	50	49
General Mills Inc., 6.00%, 02/15/12	100	103
Grand Metropolitan Investment Corp., 8.00%, 09/15/22	100	119
Kellogg Co., 6.60%, 04/01/11	250	265
Kimberly-Clark Corp., 5.63%, 02/15/12	250	259
Kraft Foods Inc.
6.50%, 11/01/31	100	98
7.00%, 08/11/37	100	105
Kroger Co.
5.50%, 02/01/13	100	100
7.50%, 04/01/31 (b)	150	167
Pepsi Bottling Group Inc., 7.00%, 03/01/29	75	86
Procter & Gamble Co.
6.88%, 09/15/09 (b)	250	262
4.95%, 08/15/14	150	152
5.55%, 03/05/37 (b)	100	101
Reynolds American Inc., 7.63%, 06/01/16	250	266
Safeway Inc., 5.80%, 08/15/12	100	103
Sara Lee Corp., 6.25%, 09/15/11	75	78
Wal-Mart Stores Inc.
4.55%, 05/01/13	100	100
7.55%, 02/15/30	300	346
		4,116

ENERGY - 1.2%
Alberta Energy Co. Ltd., 7.38%, 11/01/31	100	110
Anadarko Petroleum Corp.
5.95%, 09/15/16	100	102
6.45%, 09/15/36	150	153
Apache Corp., 5.25%, 04/15/13	250	256
Canadian Natural Resources Ltd., 5.85%, 02/01/35	150	139
CenterPoint Energy Resources Corp., 7.88%, 04/01/13	50	55
Conoco Funding Co., 7.25%, 10/15/31	75	88
ConocoPhillips, 6.65%, 07/15/18	75	83
Devon Energy Corp., 7.95%, 04/15/32 (b)	100	122
Devon Financing Corp. ULC, 7.88%, 09/30/31	100	121
Duke Capital Corp., 8.00%, 10/01/19	250	288
EnCana Corp., 6.50%, 08/15/34	100	102
Energy Transfer Partners LP, 5.95%, 02/01/15	250	245
Enterprise Products Operating LP
4.95%, 06/01/10	25	25
5.60%, 10/15/14	25	25
6.88%, 03/01/33	25	26
Hess Corp.
6.65%, 08/15/11	275	290
7.30%, 08/15/31	35	39
Kinder Morgan Energy Partners LP
5.00%, 12/15/13	75	73
6.00%, 02/01/17	150	150
Marathon Oil Corp., 6.13%, 03/15/12	200	212
Nexen Inc., 5.88%, 03/10/35	50	47
Occidental Petroleum Corp., 6.75%, 01/15/12	50	54
ONEOK Partners LP, 6.65%, 10/01/36	150	152
PacifiCorp, 5.75%, 04/01/37	150	145
Pemex Project Funding Master Trust
7.88%, 02/01/09 (k)	82	84
6.63%, 06/15/35	150	158
Petrobras International Finance Co., 6.13%, 10/06/16	100	102
Petro-Canada, 7.00%, 11/15/28	75	83
Southern Natural Gas Co., 5.90%, 04/01/17 (e) (s)	250	246
Suncor Energy Inc., 5.95%, 12/01/34	100	98
Valero Energy Corp., 7.50%, 04/15/32	100	110
XTO Energy Inc.
4.90%, 02/01/14	75	73
6.75%, 08/01/37	150	161
		4,217

FINANCIALS - 9.2%
Abbey National Plc, 7.95%, 10/26/29	100	119
Aegon NV, 4.75%, 06/01/13	150	147
Allstate Corp.
6.13%, 02/15/12	75	78
5.35%, 06/01/33	75	65
American Express Bank, 6.15%, 08/28/17 (b)	250	257
American Express Co., 4.88%, 07/15/13	250	248
American General Finance Corp.
4.63%, 09/01/10	150	149
5.40%, 12/01/15	250	231
American International Group Inc., 4.25%, 05/15/13 (k)	500	476
Ameriprise Financial Inc.,
7.52%, 06/01/66 (callable at 100 beginning 06/01/16)	250	249
Asian Development Bank, 4.13%, 09/15/10	350	356
Assurant Inc., 6.75%, 02/15/34	100	97
AXA SA, 8.60%, 12/15/30	100	123
BAC Capital Trust V, 5.63%, 03/08/35	300	256
Bank of America Corp.
4.88%, 09/15/12	150	150
5.49%, 03/15/19	200	191
Bank of America NA, 6.00%, 10/15/36	250	239
Barclays Bank Plc,
6.86% (callable at 100 beginning 06/15/32) (e) (o) (s)	50	47
BB&T Capital Trust I, 5.85%, 08/18/35	100	87
BB&T Corp., 6.50%, 08/01/11	75	78
Bear Stearns Cos. Inc.
7.63%, 12/07/09 (b)	250	257
6.40%, 10/02/17	250	242
Berkshire Hathaway Finance Corp.
4.63%, 10/15/13	250	251
4.85%, 01/15/15	100	100
Boston Properties LP, 6.25%, 01/15/13 (b)	150	151
Burlington Resources Finance Co., 7.20%, 08/15/31	100	116
Camden Property Trust, 5.00%, 06/15/15	100	92
Capital One Bank, 6.50%, 06/13/13	250	245
Capital One Financial Corp.
5.70%, 09/15/11	250	242
6.15%, 09/01/16	250	222
Caterpillar Financial Services Corp., 4.75%, 02/17/15	100	97
Chubb Corp., 5.20%, 04/01/13	100	99
Cincinnati Financial Corp., 6.13%, 11/01/34	100	96
CIT Group Inc.
4.65%, 07/01/10 (k)	250	238
5.65%, 02/13/20	350	307
Citigroup Inc.
6.00%, 02/21/12 (b)	350	362
5.00%, 09/15/14	400	381

5.85%, 08/02/16 (b)	250	254
5.50%, 02/15/17	350	340
6.00%, 10/31/33	50	46
Corp Andina de Fomento, 6.88%, 03/15/12	150	160
Countrywide Home Loans Inc., 4.13%, 09/15/09	250	183
Credit Suisse USA Inc.
6.13%, 11/15/11	100	104
6.50%, 01/15/12	250	264
7.13%, 07/15/32	100	112
Deutsche Bank Financial LLC, 5.38%, 03/02/15	250	250
Eksportfinans ASA, 4.38%, 07/15/09	250	251
ERP Operating LP, 5.25%, 09/15/14	50	48
European Investment Bank
4.13%, 09/15/10	250	253
4.63%, 05/15/14	150	153
4.88%, 02/16/16	250	257
5.13%, 09/13/16	500	522
Export-Import Bank of Korea, 5.13%, 03/16/15	200	194
Fifth Third Bank, 4.20%, 02/23/10	100	99
Fifth Third Capital Trust, 6.50%, 04/15/37	200	181
First Union National Bank, 7.80%, 08/18/10	250	269
Fleet National Bank, 5.75%, 01/15/09	100	100
General Electric Capital Corp.
3.13%, 04/01/09	150	148
4.88%, 10/21/10	250	254
6.65%, 05/15/09	250	257
4.13%, 09/01/09	250	249
7.35%, 10/01/09	350	366
5.88%, 02/15/12	250	260
5.45%, 01/15/13	500	515
5.25%, 04/01/13 (b)	100	100
5.00%, 01/08/16 (b)	100	100
5.13%, 01/15/15	200	196
6.25%, 09/01/17 (b)	200	208
5.95%, 01/15/27	250	227
6.75%, 03/15/32	350	397
6.13%, 02/15/33	250	246
Hartford Financial Services Group Inc., 6.10%, 10/01/41	75	71
Health Care Property Investors Inc., 6.00%, 01/30/17	150	141
HSBC Finance Capital Trust IX, 5.91%, 11/30/35	250	231
HSBC Finance Corp., 5.25%, 01/14/11	500	500
HSBC Holdings Plc
5.25%, 12/12/12	200	200
7.63%, 05/17/32	150	163
6.50%, 05/02/36	150	146

International Bank for Reconstruction & Development,
7.63%, 01/19/23	300	394
International Lease Finance Corp., 5.75%, 06/15/11	250	253
iStar Financial Inc., 5.15%, 03/01/12	100	86
John Deere Capital Corp., 7.00%, 03/15/12	250	272
JPMorgan Chase & Co.
6.75%, 02/01/11	250	262
6.63%, 03/15/12	100	105
5.75%, 01/02/13	100	102
4.75%, 03/01/15	250	238
5.15%, 10/01/15	250	241
JPMorgan Chase Bank NA, 6.00%, 10/01/17	250	254
JPMorgan Chase Capital XV, 5.88%, 03/15/35	75	64
JPMorgan Chase Capital XX, 6.55%, 09/29/36 (b)	100	90
KeyBank NA, 5.80%, 07/01/14	100	101
KFW International Finance Inc., 4.88%, 01/17/17	500	515
Korea Development Bank, 4.75%, 07/20/09	250	249
Kreditanstalt fuer Wiederaufbau
3.25%, 03/30/09	350	347
4.63%, 01/20/11	250	259
4.13%, 10/15/14	150	150
Landwirtschaftliche Rentenbank
3.88%, 03/15/10	250	252
5.25%, 07/15/11	250	262
Lehman Brothers Holdings Inc.
7.88%, 08/15/10	250	265
6.63%, 01/18/12	350	364
6.00%, 07/19/12	250	255
Lincoln National Corp., 7.00%, 05/17/66	250	251
Marsh & McLennan Cos. Inc., 5.75%, 09/15/15	100	97
Marshall & Ilsley Bank, 6.38%, 09/01/11	100	104
MBNA Corp., 7.50%, 03/15/12	100	109
Merrill Lynch & Co. Inc.
4.13%, 09/10/09	250	246
5.00%, 01/15/15 (b)	550	519
6.05%, 05/16/16	250	246
MetLife Inc.
5.00%, 11/24/13	100	100
5.70%, 06/15/35	100	91
6.40%, 12/15/36	100	92
Morgan Stanley
4.25%, 05/15/10	500	492
5.05%, 01/21/11	500	500
6.75%, 04/15/11	300	314
5.45%, 01/09/17	350	340

7.25%, 04/01/32	25	27
MUFG Capital Finance 1 Ltd.,
6.35% (callable at 100 beginning 07/25/16) (o)	250	237
National Australia Bank Ltd., 8.60%, 05/19/10	150	162
National City Bank, 4.63%, 05/01/13	100	93
National Rural Utilities Cooperative Finance Corp.,
5.75%, 08/28/09	200	204
8.00%, 03/01/32 (b)	150	181
National Westminster Bank Plc, 7.38%, 10/01/09	250	265
NB Capital Trust, 7.83%, 12/15/26	75	79
Oester Kontrollbank, 4.75%, 11/08/11	250	258
ORIX Corp., 5.48%, 11/22/11	200	200
PNC Funding Corp., 5.25%, 11/15/15	250	242
Principal Life Income Funding Trusts, 5.10%, 04/15/14	150	148
Prudential Financial Inc., 5.70%, 12/14/36	250	222
Royal Bank of Scotland Group Plc
5.00%, 10/01/14	100	98
7.65% (callable at 100 beginning 09/30/31) (o)	155	160
Simon Property Group Inc.
7.13%, 02/09/09	200	203
5.25%, 12/01/16	250	233
SLM Corp.
5.00%, 10/01/13	50	45
5.05%, 11/14/14	250	216
SunTrust Bank, 6.38%, 04/01/11	200	208
Swedish Export Credit Corp., 5.13%, 03/01/17	200	206
Textron Financial Corp., 6.00%, 11/20/09	250	260
Travelers Cos. Inc.
6.25%, 03/15/37	250	234
6.25%, 06/15/37	150	145
U.S. Bank NA, 6.38%, 08/01/11	600	629
UBS AG Stamford, 5.88%, 07/15/16	250	255
Unilever Capital Corp., 7.13%, 11/01/10	100	107
Wachovia Bank NA
4.88%, 02/01/15	200	190
5.85%, 02/01/37 (b)	250	225
Wachovia Corp.
6.38%, 02/01/09	100	101
5.25%, 08/01/14	250	244
Washington Mutual Inc.
4.63%, 04/01/14	100	79
5.13%, 01/15/15	200	169
Wells Fargo & Co.
4.20%, 01/15/10	100	99
5.00%, 11/15/14	200	198

Wells Fargo Bank
6.45%, 02/01/11	100	106
4.75%, 02/09/15	250	239
Wells Fargo Financial Inc., 5.50%, 08/01/12 (b)	250	257
		32,261

HEALTH CARE - 1.1%
Abbott Laboratories, 5.88%, 05/15/16	250	261
Aetna Inc., 6.63%, 06/15/36	150	149
American Home Products Corp., 6.70%, 03/15/11 (l)	400	426
Amgen Inc., 5.85%, 06/01/17 (e) (s)	200	203
AstraZeneca Plc, 6.45%, 09/15/37	250	274
Baxter International Inc., 4.63%, 03/15/15 (b)	75	72
Bristol-Myers Squibb Co., 5.88%, 11/15/36	150	149
Eli Lilly & Co., 5.55%, 03/15/37	100	97
Genentech Inc.
4.75%, 07/15/15	50	49
5.25%, 07/15/35	250	231
Johnson & Johnson, 5.95%, 08/15/37 (b)	250	270
Merck & Co. Inc., 4.75%, 03/01/15	250	249
Pharmacia Corp., 6.60%, 12/01/28 (k)	50	55
Schering-Plough Corp
6.00%, 09/15/17	250	259
6.50%, 12/01/33 (l)	50	54
Teva Pharmaceutical Finance LLC, 6.15%, 02/01/36	150	149
Thermo Fisher Scientific Inc., 5.00%, 06/01/15	200	186
UnitedHealth Group Inc., 5.80%, 03/15/36	150	137
WellPoint Inc.
4.25%, 12/15/09	50	50
5.00%, 01/15/11	250	250
6.80%, 08/01/12	100	109
5.85%, 01/15/36	100	92
Wyeth
5.50%, 03/15/13 (l)	100	103
6.45%, 02/01/24	100	106
		3,980

INDUSTRIALS - 0.9%
3M Co., 5.70%, 03/15/37	150	153
Boeing Capital Corp.
6.10%, 03/01/11 (b)	250	262
5.80%, 01/15/13	125	131
Burlington Northern Santa Fe Corp.
5.90%, 07/01/12	150	155
6.15%, 05/01/37	100	97

Caterpillar Inc., 6.05%, 08/15/36 (b)	150	154
CSX Corp.
6.75%, 03/15/11	50	52
6.30%, 03/15/12	250	256
Emerson Electric Co., 5.00%, 12/15/14	100	100
General Dynamics Corp., 4.25%, 05/15/13	250	245
General Electric Co., 5.00%, 02/01/13	100	101
Honeywell International Inc., 6.13%, 11/01/11	100	105
Lockheed Martin Corp., 6.15%, 09/01/36	175	181
Masco Corp., 5.88%, 07/15/12	75	77
Norfolk Southern Corp.
7.25%, 02/15/31	75	83
7.05%, 05/01/37	100	108
Northrop Grumman Corp., 7.75%, 03/01/16	150	175
Raytheon Co., 5.38%, 04/01/13	100	102
RR Donnelley & Sons Co.
4.95%, 04/01/14	200	189
5.50%, 05/15/15	50	48
Tyco International Group SA, 6.38%, 10/15/11	91	94
Union Pacific Corp., 6.63%, 02/01/29	25	25
United Technologies Corp.
6.35%, 03/01/11	75	80
6.70%, 08/01/28	50	55
Waste Management Inc., 7.38%, 08/01/10	100	106
		3,134

INFORMATION TECHNOLOGY - 0.5%
Cisco Systems Inc., 5.50%, 02/22/16	250	254
Hewlett-Packard Co., 6.50%, 07/01/12	250	270
International Business Machines Corp.
5.38%, 02/01/09 (b)	300	304
6.50%, 01/15/28	200	213
Motorola Inc., 7.63%, 11/15/10	274	293
Oracle Corp. and Ozark Holding Inc., 5.00%, 01/15/11	250	254
Xerox Corp., 6.88%, 08/15/11	150	158
		1,746

MATERIALS - 0.7%
Alcan Inc.
4.88%, 09/15/12	50	49
6.13%, 12/15/33	25	24
Alcoa Inc.
5.38%, 01/15/13	50	50
5.55%, 02/01/17 (b)	200	194
BHP Billiton Finance USA Ltd., 4.80%, 04/15/13	100	97

CRH America Inc., 6.00%, 09/30/16	250	244
Dow Chemical Co.
6.13%, 02/01/11	50	52
6.00%, 10/01/12	50	52
EI Du Pont de Nemours & Co., 4.75%, 11/15/12	100	100
Hanson Plc., 6.13%, 08/15/16	250	252
Lafarge SA, 6.50%, 07/15/16	250	247
MeadWestvaco Corp., 6.85%, 04/01/12	250	264
Newmont Mining Corp., 5.88%, 04/01/35	50	45
Praxair Inc., 3.95%, 06/01/13	100	97
Rohm & Haas Co., 7.85%, 07/15/29	50	59
Vale Overseas Ltd.
6.25%, 01/11/16	100	100
6.25%, 01/23/17 (b)	150	150
6.88%, 11/21/36	100	101
Weyerhaeuser Co.
6.75%, 03/15/12	250	263
7.38%, 03/15/32	100	100
		2,540

TELECOMMUNICATION SERVICES - 2.0%
AT&T Inc.
6.00%, 03/15/09	250	254
5.30%, 11/15/10	250	254
5.88%, 02/01/12	100	103
9.75%, 11/15/31 (l)	500	614
6.15%, 09/15/34	50	50
BellSouth Capital Funding Corp., 7.88%, 02/15/30	100	116
BellSouth Corp., 5.20%, 09/15/14	100	100
British Telecommunications Plc,
8.38%, 12/15/10 (l)	250	274
8.88%, 12/15/30 (l)	150	199
Deutsche Telekom International Finance BV
8.00%, 06/15/10 (l)	400	427
5.75%, 03/23/16 (b)	250	250
8.25%, 06/15/30 (l)	100	125
Embarq Corp., 8.00%, 06/01/36	100	105
France Telecom SA, 8.50%, 03/01/31	250	324
GTE Corp.
6.84%, 04/15/18	250	271
6.94%, 04/15/28	50	54
New Cingular Wireless Services Inc.
7.88%, 03/01/11	250	271
8.75%, 03/01/31	108	140
Qwest Corp., 6.50%, 06/01/17	250	239

Royal KPN NV, 8.00%, 10/01/10	250	268
Southwestern Bell Telephone Co., 7.00%, 07/01/15	100	108
Sprint Capital Corp.
8.38%, 03/15/12	200	217
6.88%, 11/15/28	100	95
8.75%, 03/15/32	100	113
Sprint Nextel Corp., 6.00%, 12/01/16	250	239
Telecom Italia Capital SA
4.95%, 09/30/14	100	96
6.38%, 11/15/33	50	50
6.00%, 09/30/34 (b)	100	97
Telefonica Europe BV, 8.25%, 09/15/30	200	247
TELUS Corp., 8.00%, 06/01/11	200	217
Verizon Global Communications Inc., 5.58%, 09/15/35	100	98
Verizon Global Funding Corp.
7.25%, 12/01/10	250	268
7.75%, 12/01/30	50	59
Verizon New England Inc., 6.50%, 09/15/11	250	263
Vodafone Group Plc
5.00%, 12/16/13	150	147
5.38%, 01/30/15	100	99
5.63%, 02/27/17	250	249
		7,100

UTILITIES - 1.6%
Alabama Power Co., 5.88%, 12/01/22	100	102
American Electric Power Co. Inc., 5.38%, 03/15/10	100	101
CenterPoint Energy Resources Corp., 7.75%, 02/15/11	150	161
Consolidated Edison Inc. of New York, 5.30%, 03/01/35	250	225
Constellation Energy Group Inc.
7.00%, 04/01/12	100	107
7.60%, 04/01/32 (b)	150	169
Consumers Energy Co., 5.50%, 08/15/16	25	25
Duke Energy Corp., 5.63%, 11/30/12	150	156
Duke Energy Field Services LLC, 7.88%, 08/16/10	250	268
Energy East Corp., 6.75%, 07/15/36	150	152
Enersis SA, 7.40%, 12/01/16	150	163
Exelon Generation Co. LLC
6.95%, 06/15/11 (b)	150	157
5.35%, 01/15/14 (b)	150	146
FirstEnergy Corp.
6.45%, 11/15/11	125	129
7.38%, 11/15/31	125	137
Florida Power & Light Co., 5.63%, 04/01/34	100	97
Hydro Quebec,

8.00%, 02/01/13	250	295
7.50%, 04/01/16	100	119
MidAmerican Energy Holdings Co.
5.88%, 10/01/12	100	104
6.75%, 12/30/31	50	54
6.13%, 04/01/36 (b)	150	150
National Grid Plc, 6.30%, 08/01/16	150	153
NiSource Finance Corp., 5.40%, 07/15/14	75	73
Northern States Power Co., 8.00%, 08/28/12	100	112
Ohio Power Co., 6.00%, 06/01/16	250	253
Oncor Electric Delivery Co.
6.38%, 01/15/15	150	154
7.00%, 09/01/22	150	155
Pacific Gas & Electric Co.
4.80%, 03/01/14	250	243
6.05%, 03/01/34	100	100
PPL Electric Utilities Corp., 6.25%, 08/15/09	100	102
Progress Energy Inc.
7.10%, 03/01/11	117	125
7.75%, 03/01/31 (b)	50	59
PSEG Power LLC, 8.63%, 04/15/31	75	92
SCANA Corp., 6.88%, 05/15/11	75	79
Scottish Power Plc, 5.38%, 03/15/15	50	47
Sempra Energy
4.75%, 05/15/09	200	200
6.00%, 02/01/13 (b)	250	258
Southern California Edison Co., 6.00%, 01/15/34	75	76
Virginia Electric & Power Co., 6.00%, 01/15/36	150	147
		5,445

Total Corporate Bonds and Notes (cost $71,264)		70,593

GOVERNMENT AND AGENCY OBLIGATIONS - 74.0%
GOVERNMENT SECURITIES - 25.1%
Municipals - 0.4%
New Jersey State Turnpike Authority - Series B
(insured by AMBAC Assurance Corp.) 4.25%, 01/01/16	95	91
New Jersey State Turnpike Authority - Series B
(Prerefunded at 01/01/15, insured by AMBAC
Assurance Corp.) 4.25%, 01/01/16	5	5
State of Illinois, 5.10%, 06/01/33	200	194
Tennessee Valley Authority, 5.50%, 07/18/17	1,000	1,073
		1,363

Sovereign - 1.5%

Chile Government International Bond, 5.50%, 01/15/13	100	104
Financement-Quebec, 5.00%, 10/25/12	100	103
Inter-American Development Bank
7.38%, 01/15/10	100	107
5.13%, 09/13/16	250	263
Israel Government International Bond
4.63%, 06/15/13	75	73
5.50%, 11/09/16	450	458
Italy Government International Bond
5.63%, 06/15/12	250	267
4.38%, 06/15/13	100	103
6.88%, 09/27/23	450	537
5.38%, 06/15/33	100	103
Mexico Government International Bond
7.50%, 01/14/12	100	110
6.38%, 01/16/13	89	94
5.88%, 01/15/14	250	260
6.63%, 03/03/15 (b)	93	101
5.63%, 01/15/17	100	101
7.50%, 04/08/33	250	298
Province of Manitoba, 5.00%, 02/15/12 (b)	250	259
Province of Nova Scotia, Canada, 5.75%, 02/27/12	100	107
Province of Ontario, Canada
3.63%, 10/21/09 (b)	150	149
4.50%, 02/03/15	100	100
5.45%, 04/27/16 (b)	250	266
Province of Quebec, Canada
5.75%, 02/15/09	125	127
4.60%, 05/26/15	250	250
7.50%, 07/15/23	100	125
Republic of Hungary, 4.75%, 02/03/15	250	251
South Africa Government International Bond
7.38%, 04/25/12	100	108
6.50%, 06/02/14	200	212
Svensk Exportkredit AB, 4.00%, 06/15/10	200	201
		5,237

U.S. Treasury Securities - 23.2%
U.S. Treasury Bond
12.00%, 08/15/13 (b)	250	263
11.25%, 02/15/15 (b)	795	1,162
10.63%, 08/15/15 (b)	450	650
7.25%, 05/15/16 (b)	230	283
7.50%, 11/15/16 (b)	1,240	1,556
4.50%, 05/15/17, TBA (b) (g)	2,125	2,203

8.75%, 05/15/17 (b)	585	796
8.88%, 08/15/17 (b)	180	248
4.25%, 11/15/17	800	814
9.13%, 05/15/18 (b)	340	481
9.00%, 11/15/18 (b)	500	707
8.13%, 08/15/19 (b)	1,400	1,887
8.50%, 02/15/20 (b)	40	55
8.75%, 08/15/20 (b)	700	997
7.88%, 02/15/21 (b)	620	834
8.00%, 11/15/21 (b)	900	1,232
7.13%, 02/15/23 (b)	815	1,052
6.25%, 08/15/23 (b)	920	1,101
7.63%, 02/15/25 (b)	500	686
6.88%, 08/15/25 (b)	190	244
6.00%, 02/15/26 (b)	350	414
6.50%, 11/15/26	560	701
6.63%, 02/15/27 (b)	500	635
6.38%, 08/15/27 (b)	380	472
6.13%, 11/15/27 (b)	210	254
5.50%, 08/15/28 (b)	400	453
5.25%, 02/15/29 (b)	315	347
6.25%, 05/15/30 (b)	700	874
5.38%, 02/15/31 (b)	500	563
4.50%, 02/15/36 (b)	1,410	1,417
4.75%, 02/15/37, TBA (b) (g)	750	785
5.00%, 05/15/37 (b)	550	599
U.S. Treasury Note
3.25%, 01/15/09 (b)	710	711
4.88%, 01/31/09 (b)	912	928
4.50%, 02/15/09 (b)	1,000	1,015
4.75%, 02/28/09 (b)	2,420	2,465
2.63%, 03/15/09 (b)	1,160	1,153
3.25%, 04/15/09 (b)	740	740
4.50%, 04/30/09 (b)	1,750	1,782
4.88%, 05/15/09 (b)	750	768
5.50%, 05/15/09 (b)	760	785
4.00%, 06/15/09 (b)	1,420	1,439
3.63%, 07/15/09 (b)	230	232
4.63%, 07/31/09 (b)	3,220	3,295
3.50%, 08/15/09	260	262
6.00%, 08/15/09 (b)	360	376
4.00%, 08/31/09 (b)	1,000	1,015
4.00%, 09/30/09 (b)	1,750	1,778
3.38%, 10/15/09 (b)	610	614
3.63%, 10/31/09 (b)	1,000	1,010

3.50%, 11/15/09 (b)	290	293
4.63%, 11/15/09 (b)	620	638
3.50%, 02/15/10 (b)	850	857
4.75%, 02/15/10 (b)	1,000	1,035
6.50%, 02/15/10 (b)	670	716
4.00%, 04/15/10 (b)	20	19
4.50%, 05/15/10 (b)	830	858
3.63%, 06/15/10 (b)	210	213
3.88%, 07/15/10 (b)	520	531
4.13%, 08/15/10 (b)	890	914
3.88%, 09/15/10 (b)	580	592
4.25%, 10/15/10 (b)	390	402
4.25%, 01/15/11 (b)	660	682
4.50%, 02/28/11 (b)	2,348	2,446
4.88%, 04/30/11 (b)	740	779
4.88%, 05/31/11 (b)	780	822
5.13%, 06/30/11 (b)	790	839
4.88%, 07/31/11 (b)	1,190	1,256
5.00%, 08/15/11 (b)	200	212
4.75%, 01/31/12 (b)	1,200	1,265
4.88%, 02/15/12 (b)	505	536
4.63%, 02/29/12, TBA (b) (g)	930	976
4.50%, 03/31/12 (b)	600	627
4.50%, 04/30/12 (b)	1,595	1,666
4.63%, 07/13/12 (b)	800	840
4.38%, 08/15/12 (b)	195	204
4.13%, 08/31/12, TBA (g)	800	824
4.25%, 09/30/12 (b)	780	807
3.38%, 11/30/12	900	897
3.88%, 02/15/13 (b)	55	55
4.25%, 08/15/13 (b)	918	951
4.25%, 11/15/13 (b)	540	560
4.00%, 02/15/14 (b)	650	664
4.75%, 05/15/14 (b)	3,290	3,498
4.25%, 11/15/14 (b)	670	691
4.25%, 08/15/14, TBA (b) (g)	855	884
4.13%, 05/15/15 (b)	1,700	1,733
4.25%, 08/15/15 (b)	220	226
4.50%, 11/15/15 (b)	270	280
4.50%, 02/15/16 (b)	200	208
4.88%, 08/15/16 (b)	920	980
4.63%, 11/15/16 (b)	450	471
4.63%, 02/15/17 (b)	600	627
4.75%, 08/15/17, TBA (b) (g)	1,400	1,479
		81,186

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 48.9%
Federal Home Loan Bank - 1.8%
Federal Home Loan Bank
5.00%, 02/20/09 (b)	1,960	1,983
3.00%, 04/15/09 (b)	1,200	1,188
5.00%, 09/18/09 (b)	800	819
5.30%, 01/22/10	100	100
5.75%, 05/15/12 (b)	1,125	1,208
4.50%, 11/15/12 (b)	200	205
4.75%, 12/16/16 (b)	300	306
5.50%, 07/15/36 (b)	200	219
		6,028

Federal Home Loan Mortgage Corp. - 16.6%
Federal Home Loan Mortgage Corp.
4.25%, 07/15/09 (b)	50	50
4.13%, 09/01/09	100	101
4.13%, 11/18/09	300	303
4.38%, 01/25/10	200	203
4.38%, 03/01/10	300	305
7.00%, 03/15/10 (b)	550	589
5.25%, 05/07/10	1,100	1,105
4.50%, 07/06/10	200	204
4.13%, 07/12/10 (b)	800	810
6.88%, 09/15/10 (b)	600	649
4.13%, 02/24/11	500	507
5.25%, 02/24/11	100	101
5.63%, 03/15/11 (b)	500	530
5.45%, 09/02/11	100	101
5.50%, 09/15/11 (b)	500	530
5.25%, 10/06/11	200	201
5.75%, 01/15/12 (b)	900	963
5.40%, 03/02/12	160	162
5.25%, 03/15/12	100	101
5.13%, 07/15/12 (b)	428	450
4.50%, 01/15/13 (b)	500	512
4.63%, 05/28/13	75	75
5.60%, 10/17/13	100	101
4.88%, 11/15/13 (b)	500	521
5.45%, 11/21/13	1,417	1,414
5.38%, 01/09/14	100	101
4.50%, 04/02/14	100	102
6.50%, 06/01/14	93	96
5.25%, 06/18/14 (b)	1,090	1,159

5.05%, 01/26/15	100	105
4.38%, 07/17/15 (b)	300	302
7.00%, 08/01/15	22	23
7.00%, 11/01/15	1	1
5.13%, 10/18/16	620	649
7.00%, 11/02/16	52	55
6.00%, 12/01/16	49	50
5.65%, 02/23/17	240	243
4.50%, 01/01/18	48	48
5.50%, 04/01/18	28	28
4.50%, 11/01/18	484	476
4.50%, 11/01/18	521	513
4.50%, 12/01/18	867	852
6.00%, 02/01/19	260	266
4.00%, 05/01/19	52	51
5.00%, 07/01/19	107	107
4.00%, 09/01/20	307	295
4.50%, 09/01/20	640	629
5.00%, 10/01/20	769	770
5.00%, 02/01/21	82	82
6.00%, 07/21/21	264	270
5.00%, 07/01/22	784	785
4.50%, 09/01/22	1,000	983
4.50%, 05/01/23	8	8
4.50%, 07/01/25	251	243
4.50%, 10/01/25	361	348
5.00%, 03/01/26	187	185
6.50%, 07/01/28	154	159
6.50%, 12/01/28	75	77
6.00%, 02/01/29	13	13
6.00%, 04/01/29	18	19
6.00%, 04/01/29	19	20
6.50%, 05/01/29	26	26
6.00%, 07/01/29	31	31
6.75%, 09/15/29	60	74
6.50%, 03/01/31	24	25
6.00%, 05/01/31	106	108
7.00%, 06/01/31	14	14
7.50%, 11/01/31	149	159
6.00%, 01/01/32	10	10
6.00%, 02/01/32	97	99
7.50%, 04/01/32	258	274
6.00%, 06/01/32	8	8
6.25%, 07/15/32 (b)	300	357
5.50%, 10/01/32	1,246	1,247

6.00%, 11/01/32	80	82
6.00%, 12/01/32	10	10
6.00%, 03/01/33	7	7
5.50%, 04/01/33	149	149
5.50%, 04/01/33	251	251
6.00%, 04/01/33	8	8
6.00%, 05/01/33	38	39
6.00%, 05/01/33	18	19
5.50%, 08/01/33	250	250
5.00%, 09/01/33	2,600	2,540
4.50%, 10/01/33	8	7
5.50%, 10/01/33	1,160	1,160
6.00%, 10/01/33	45	46
5.50%, 11/01/33	542	542
5.50%, 12/01/33	60	60
5.50%, 12/01/33	330	330
5.50%, 03/01/34	256	256
5.00%, 05/01/34	716	699
6.00%, 07/01/34	304	309
6.50%, 12/01/34	540	556
5.00%, 02/01/35	259	253
5.50%, 05/01/35	336	336
5.00%, 06/01/35	408	399
6.50%, 06/01/35	8	8
5.00%, 07/01/35	1,047	1,022
6.50%, 07/01/35	14	14
4.78%, 09/01/35 (i)	196	195
5.00%, 11/01/35	2,304	2,250
5.50%, 11/01/35	864	864
4.40%, 12/01/35 (i)	1,227	1,219
4.50%, 12/01/35	348	329
5.50%, 12/01/35	2,658	2,653
6.00%, 12/01/35	1,017	1,033
6.00%, 12/01/35	1,605	1,630
4.50%, 01/01/36	381	360
5.50%, 02/01/36	400	399
6.00%, 02/01/36	813	825
5.00%, 03/01/36	64	63
5.00%, 04/01/36	931	908
5.00%, 04/01/36	281	274
6.00%, 04/01/36	704	714
4.50%, 08/01/36	491	464
6.00%, 09/01/36	100	101
6.00%, 09/01/36	200	203
6.50%, 09/01/36	486	500

7.00%, 11/01/36	73	77
5.50%, 12/01/36	156	158
5.50%, 12/01/36	1,964	1,960
5.91%, 01/01/37 (i)	171	174
6.05%, 01/01/37 (i)	670	679
5.50%, 02/01/37	482	481
5.65%, 02/01/37 (i)	408	408
6.00%, 02/01/37	918	932
6.50%, 03/01/37	668	687
6.00%, 04/16/37	100	103
6.00%, 05/01/37	2,923	2,967
7.00%, 08/01/37	727	755
6.50%, 09/01/37	384	395
6.50%, 09/01/37	493	507
6.50%, 09/01/37	593	610
		58,362

Federal National Mortgage Association - 27.4%
Federal National Mortgage Association
5.25%, 01/15/09 (b)	500	506
5.00%, 01/23/09	150	152
5.25%, 01/29/09	500	500
3.25%, 02/15/09	350	347
4.25%, 05/15/09 (b)	150	151
5.10%, 09/10/09	500	503
6.63%, 09/15/09	520	546
5.20%, 04/16/10	600	602
4.13%, 05/15/10 (b)	845	856
4.75%, 12/15/10 (b)	1,460	1,506
6.00%, 05/15/11 (b)	700	751
5.63%, 05/19/11 (b)	500	512
5.50%, 01/23/12 (b)	200	200
5.40%, 04/02/12	160	161
5.30%, 05/07/12	100	101
6.13%, 07/17/13	100	101
5.50%, 01/01/14	43	44
5.50%, 03/26/14	100	100
4.63%, 10/15/14 (b)	550	565
5.00%, 04/15/15 (b)	500	525
4.38%, 10/15/15 (b)	390	393
6.50%, 02/01/16	11	11
5.00%, 03/15/16 (b)	400	418
5.50%, 04/01/16	15	16
6.07%, 05/12/16	100	100
6.00%, 06/01/16	89	91

6.00%, 08/22/16	240	242
6.50%, 09/01/16	17	17
6.00%, 10/01/16	138	142
6.50%, 10/01/16	27	28
6.50%, 12/01/16	1	1
4.88%, 12/15/16	500	514
5.50%, 01/01/17	361	367
5.50%, 01/01/17	149	151
5.63%, 01/24/17	100	100
5.00%, 02/13/17 (b)	430	446
5.75%, 02/13/17	100	101
5.50%, 03/01/17	31	32
5.50%, 09/01/17	504	511
5.00%, 10/01/17	44	44
5.50%, 11/01/17	54	55
5.00%, 01/01/18	227	227
5.50%, 01/01/18	82	83
5.00%, 02/01/18	1,838	1,843
5.50%, 02/01/18	189	191
4.50%, 03/01/18	641	631
5.00%, 03/01/18	80	80
5.00%, 05/01/18	28	28
5.00%, 06/01/18	55	55
4.00%, 07/01/18	362	348
5.00%, 07/01/18	73	73
5.00%, 07/01/18	123	123
4.00%, 08/01/18	276	265
5.00%, 08/01/18	44	44
4.00%, 10/01/18	113	108
4.50%, 11/01/18	363	358
4.50%, 11/01/18	637	626
5.00%, 11/01/18	1,035	1,038
5.50%, 12/01/18	155	157
5.50%, 03/01/19	32	32
5.50%, 10/01/19	100	101
5.50%, 04/01/20	431	436
5.50%, 05/01/20	337	342
4.50%, 07/01/20	708	696
5.50%, 07/01/20	907	919
5.00%, 11/01/20	304	304
6.00%, 12/01/20	254	260
4.50%, 03/01/21	167	165
5.70%, 10/05/21	100	102
4.50%, 02/01/22	480	472
5.00%, 03/01/22	571	572

6.00%, 06/01/22	1,889	1,933
5.50%, 07/01/23	34	35
5.50%, 12/01/23	225	226
4.50%, 06/01/24	72	69
5.00%, 05/01/26	929	916
5.50%, 05/01/26	1,107	1,112
6.00%, 09/01/26	249	253
5.00%, 12/01/26	466	460
5.95%, 06/07/27	100	104
6.06%, 07/20/27	100	104
6.25%, 05/15/29 (b)	225	264
5.24%, 01/01/30	1,995	1,999
7.25%, 05/15/30 (b)	540	709
7.00%, 09/01/30	10	10
6.63%, 11/15/30	150	185
7.00%, 02/01/31	81	85
6.00%, 04/01/31	55	56
6.00%, 11/01/31	4	4
5.50%, 01/01/32	244	244
6.00%, 06/01/32	44	45
6.50%, 07/01/32	77	80
7.00%, 07/01/32	24	25
6.00%, 02/01/33	209	213
5.50%, 05/01/33	2,029	2,030
5.50%, 06/01/33	1,923	1,925
5.00%, 09/01/33, TBA (g)	2,000	1,955
5.50%, 10/01/33	1,922	1,924
4.50%, 11/01/33	355	336
4.50%, 11/01/33	477	452
5.00%, 11/01/33	1,630	1,593
5.50%, 11/01/33	395	396
6.00%, 11/01/33	35	36
6.00%, 12/01/33	436	444
6.00%, 12/01/33	1,073	1,092
6.00%, 12/01/33	54	55
5.50%, 01/01/34	166	166
5.00%, 02/01/34	2,534	2,476
5.00%, 04/01/34	325	318
5.00%, 04/01/34	166	162
5.00%, 06/01/34	204	200
5.50%, 07/01/34	1,050	1,050
6.50%, 07/01/34	524	541
4.44%, 08/01/34 (i)	212	211
6.00%, 08/01/34	624	634
5.50%, 12/01/34	1,088	1,088

5.50%, 01/01/35, TBA (g)	2,558	2,558
5.50%, 02/01/35	1,032	1,032
4.50%, 04/01/35	197	186
5.00%, 04/01/35	317	309
6.50%, 04/01/35	230	237
4.67%, 05/01/35 (i)	125	124
4.77%, 05/01/35 (i)	444	444
5.50%, 08/01/35	175	175
4.50%, 10/01/35	83	78
4.85%, 10/01/35 (i)	418	417
6.00%, 10/01/35, TBA (g)	2,031	2,063
5.00%, 11/01/35	1,842	1,799
5.00%, 11/01/35	207	202
5.00%, 11/01/35	979	956
5.50%, 12/01/35	292	292
5.50%, 12/01/35	585	585
7.00%, 12/01/35	8	8
7.00%, 02/01/36	226	236
5.50%, 03/01/36	897	896
6.00%, 06/01/36	846	859
5.58%, 07/01/36 (i)	434	439
6.50%, 08/01/36	695	714
7.00%, 09/01/36	327	340
6.00%, 10/01/36	897	912
6.50%, 10/01/36	2,000	2,056
5.00%, 11/01/36	492	481
5.50%, 11/01/36	365	365
5.41%, 12/01/36 (i)	758	767
6.00%, 12/01/36	1,188	1,206
6.50%, 12/01/36	494	508
6.50%, 01/01/37	864	888
5.45%, 02/01/37 (i)	102	103
5.50%, 02/01/37	953	952
5.62%, 02/01/37 (i)	1,061	1,079
5.72%, 02/01/37 (i)	653	666
6.00%, 02/01/37	938	953
6.50%, 02/01/37	283	291
5.43%, 03/01/37 (i)	549	558
5.50%, 03/01/37	1,902	1,900
7.00%, 03/01/37	408	424
5.00%, 04/01/37	593	579
5.70%, 04/01/37 (i)	232	236
5.86%, 04/01/37 (i)	2,087	2,129
6.00%, 04/01/37	1,914	1,943
5.00%, 05/01/37	997	973

5.50%, 05/01/37	500	499
5.50%, 05/01/37	947	946
6.00%, 06/01/37	1,491	1,514
5.50%, 08/01/37	195	195
7.50%, 11/01/37	200	209
5.00%, 12/01/37	1,000	976
5.50%, 12/01/37	500	499
5.50%, 12/01/37	1,000	999
5.50%, 12/01/37	500	499
6.00%, 12/01/37	1,000	1,016
6.00%, 12/01/37	1,500	1,523
6.00%, 12/01/37	1,000	1,016
		96,212

Government National Mortgage Association - 3.1%
Government National Mortgage Association
8.00%, 04/15/30	20	22
8.50%, 06/15/30	11	12
8.50%, 12/15/30	-	-
6.50%, 01/15/32	136	141
6.00%, 10/15/32	109	112
6.00%, 01/15/33	162	166
5.00%, 03/15/33	12	12
5.00%, 05/15/33	13	13
5.00%, 05/15/33	15	15
5.00%, 05/15/33	12	12
5.00%, 06/15/33	13	13
5.50%, 07/15/33	340	343
5.50%, 07/15/33	342	345
5.00%, 08/15/33	10	10
5.00%, 08/15/33	20	19
5.00%, 08/15/33	128	126
5.00%, 08/15/33	11	11
5.00%, 08/15/33	10	10
5.50%, 08/15/33	260	262
5.50%, 09/15/33	74	75
5.00%, 11/15/33	14	14
6.50%, 12/15/33	199	206
6.00%, 07/15/34	66	67
6.00%, 08/15/34	489	501
5.00%, 01/15/35	771	760
5.00%, 03/15/35	241	238
5.50%, 04/15/35	381	383
6.00%, 05/15/35	194	199
5.00%, 11/15/35	178	175

5.50%, 11/15/35	425	428
5.50%, 12/15/35	407	410
5.50%, 03/15/36	83	83
5.50%, 03/15/36	174	175
6.50%, 03/15/36	152	157
6.00%, 05/15/36	499	511
5.50%, 06/15/36	271	273
6.50%, 06/15/36	488	504
7.00%, 11/15/36	334	349
6.00%, 04/15/37	769	787
5.50%, 05/15/37	993	1,000
5.00%, 12/15/37	600	591
6.00%, 12/15/37	1,000	1,024
6.00%, 12/15/37	300	307
		10,861

Total Government and Agency Obligations (cost $254,325)		259,249

SHORT TERM INVESTMENTS - 31.5%
Mutual Funds - 1.1%
JNL Money Market Fund, 4.58% (a) (h)	4,014	4,014

Securities Lending Collateral - 30.4%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (h)	106,528	106,528

Total Short Term Investments (cost $110,542)		110,542

Total Investments - 132.2% (cost $459,103)		463,345

Forward Sales Commitments, Net (2.1%)		-7,189

Other Assets and Liabilities, Net - (30.1%)		-105,567

Total Net Assets - 100%		$350,589

Forward Sales Commitments
Federal National Mortgage Association - 2.1%
Federal National Mortgage Association
5.00%, 01/01/34, TBA (g)	$2,000	$1,951
5.50%, 01/01/37, TBA (g)	2,500	2,497
6.00%, 01/16/37, TBA (g)	2,700	2,741

Total Forward Sales Commitments - 2.1% (proceeds $7,191)		$7,189

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
COMMON STOCKS - 97.3%
CONSUMER DISCRETIONARY - 9.4%
Best Buy Co. Inc. (b)	3	$153
Big Lots Inc. (b) (c)	27	429
Carnival Corp.	9	378
Clear Channel Communications Inc.	3	100
Coach Inc. (c)	18	535
Comcast Corp. - Class A (c)	4	72
Dillard’s Inc. - Class A (b)	1	9
Ford Motor Co. (b) (c)	15	98
General Motors Corp. (b)	3	75
Genuine Parts Co.	8	361
H&R Block Inc.	2	33
Harman International Industries Inc. (b)	1	37
Harrah’s Entertainment Inc.	1	98
Home Depot Inc.	6	154
J.C. Penney Co. Inc.	10	436
McDonald’s Corp.	3	183
McGraw-Hill Cos. Inc.	10	425
Meredith Corp.	6	308
Newell Rubbermaid Inc.	18	461
News Corp. Inc. - Class A	30	604
Office Depot Inc. (c)	2	22
OfficeMax Inc.	8	155
Omnicom Group Inc.	3	119
Sherwin-Williams Co.	-	23
Snap-On Inc.	10	492
Staples Inc.	4	88
Starbucks Corp. (c)	17	340
Starwood Hotels & Resorts Worldwide Inc.	10	423
Time Warner Inc.	43	717
Viacom Inc. - Class B (c)	3	145
Walt Disney Co.	27	861
Whirlpool Corp. (b)	1	41
Wyndham Worldwide Corp. (b)	1	25
		8,400

CONSUMER STAPLES - 10.4%
Altria Group Inc.	14	1,062
Anheuser-Busch Cos. Inc.	8	393
Brown-Forman Corp. - Class B (b)	2	145
Clorox Co.	1	78
Coca-Cola Co.	6	341

Colgate-Palmolive Co.	2	117
ConAgra Foods Inc.	21	495
CVS Caremark Corp.	11	442
General Mills Inc.	4	211
Kellogg Co.	4	189
Kroger Co.	17	457
McCormick & Co. Inc. (b)	6	224
PepsiCo Inc.	15	1,152
Procter & Gamble Co.	25	1,869
Reynolds American Inc. (b)	1	59
SYSCO Corp.	4	131
UST Inc. (b)	1	48
Walgreen Co.	18	682
Wal-Mart Stores Inc.	26	1,230
		9,325

ENERGY - 12.4%
Chesapeake Energy Corp. (b)	15	568
Chevron Corp.	10	904
ConocoPhillips	14	1,202
EOG Resources Inc. (b)	2	143
Exxon Mobil Corp.	35	3,233
Halliburton Co.	17	631
Hess Corp.	1	131
Marathon Oil Corp.	1	43
Murphy Oil Corp.	7	628
National Oilwell Varco Inc. (c)	7	522
Noble Corp.	3	158
Schlumberger Ltd.	13	1,259
Smith International Inc. (b)	8	561
Spectra Energy Corp.	3	90
Tesoro Corp.	1	44
Transocean Inc. (b)	2	260
Valero Energy Corp. (b)	7	476
XTO Energy Inc. (b)	5	250
		11,103

FINANCIALS - 16.4%
American Capital Strategies Ltd.	7	237
American Express Co.	2	102
American International Group Inc.	24	1,415
Apartment Investment & Management Co. (b)	-	14
AvalonBay Communities Inc. (b)	1	47
Bank of America Corp.	34	1,383
BB&T Corp. (b)	18	540

Bear Stearns Cos. Inc. (b)	-	9
Boston Properties Inc.	1	46
CIT Group Inc. (b)	13	310
Citigroup Inc.	35	1,032
Developers Diversified Realty Corp.	1	31
Discover Financial Services	4	54
E*Trade Financial Corp. (b) (c)	14	49
Equity Residential	2	55
Fannie Mae	7	264
Fifth Third Bancorp	8	211
Forestar Real Estate Group Inc.	-	4
Freddie Mac	2	51
General Growth Properties Inc.	2	62
Genworth Financial Inc. - Class A	20	504
Goldman Sachs Group Inc.	1	179
Guaranty Financial Group Inc.	-	3
Host Hotels & Resorts Inc.	3	51
Huntington Bancshares Inc.	16	236
JPMorgan Chase & Co.	28	1,206
KeyCorp	9	220
Kimco Realty Corp.	1	40
Lehman Brothers Holdings Inc. (b)	4	288
Loews Corp.	3	137
M&T Bank Corp. (b)	2	171
Merrill Lynch & Co. Inc.	14	740
MetLife Inc.	2	136
Moody’s Corp. (b)	8	268
Morgan Stanley	16	826
Plum Creek Timber Co. Inc.	1	45
PNC Financial Services Group Inc.	8	538
Prologis (b)	1	82
Prudential Financial Inc.	7	657
Public Storage Inc.	-	28
Regions Financial Corp.	20	464
Safeco Corp. (b)	1	45
Simon Property Group Inc. (b)	2	139
SLM Corp.	9	179
Vornado Realty Trust	1	53
Wachovia Corp.	9	355
Washington Mutual Inc. (b)	4	60
Wells Fargo & Co.	22	658
XL Capital Ltd. - Class A	10	483
		14,707

HEALTH CARE - 12.9%

Abbott Laboratories	3	159
Aetna Inc.	9	543
Amgen Inc. (c)	8	356
Baxter International Inc.	13	766
Becton Dickinson & Co.	3	226
Biogen Idec Inc. (c)	2	102
Bristol-Myers Squibb Co.	30	793
Cardinal Health Inc.	5	289
Celgene Corp. (b) (c)	3	125
Genzyme Corp. (c)	2	129
Gilead Sciences Inc. (c)	6	285
Hospira Inc. (c)	1	47
Humana Inc. (c)	8	565
Johnson & Johnson	12	818
Medtronic Inc.	17	862
Merck & Co. Inc.	16	912
Mylan Inc. (b)	2	24
Pfizer Inc.	65	1,487
Schering-Plough Corp.	26	698
St. Jude Medical Inc. (c)	7	276
Tenet Healthcare Corp. (b) (c)	2	11
UnitedHealth Group Inc.	18	1,024
Watson Pharmaceuticals Inc. (c)	10	266
WellPoint Inc. (c)	5	399
Wyeth	9	411
		11,573

INDUSTRIALS - 10.4%
3M Co.	-	17
Allied Waste Industries Inc. (b) (c)	2	17
Avery Dennison Corp. (b)	1	27
Boeing Co.	10	901
Burlington Northern Santa Fe Corp.	2	175
Caterpillar Inc. (b)	1	102
CH Robinson Worldwide Inc.	1	70
Cintas Corp.	1	23
Cooper Industries Ltd. - Class A	11	555
CSX Corp.	3	114
Dover Corp.	7	309
Emerson Electric Co.	4	249
Equifax Inc.	1	22
FedEx Corp.	1	103
General Electric Co.	71	2,626
Goodrich Corp.	1	56
L-3 Communications Holdings Inc.	2	180

Lockheed Martin Corp.	5	563
Norfolk Southern Corp.	2	121
Pall Corp.	6	226
Pitney Bowes Inc.	1	46
Precision Castparts Corp.	4	610
Raytheon Co.	1	39
Rockwell Collins Inc.	3	209
RR Donnelley & Sons Co.	1	44
Southwest Airlines Co. (b)	5	64
Union Pacific Corp.	2	311
United Parcel Service Inc. - Class B	7	500
United Technologies Corp.	12	918
Waste Management Inc.	3	98
		9,295

INFORMATION TECHNOLOGY - 15.5%
Affiliated Computer Services Inc. - Class A (c)	1	27
Apple Inc. (c)	8	1,591
Applied Materials Inc.	27	471
Autodesk Inc. (c)	11	527
Automatic Data Processing Inc.	13	588
BMC Software Inc. (c)	17	602
Ciena Corp. (b) (c)	-	11
Cisco Systems Inc. (c)	37	1,003
Cognizant Technology Solutions Corp. (c)	6	210
Computer Sciences Corp. (b) (c)	1	59
Corning Inc.	7	158
Electronic Data Systems Corp.	4	83
Google Inc. - Class A (c)	1	809
Hewlett-Packard Co.	26	1,314
Intel Corp.	31	829
International Business Machines Corp. (b)	5	563
KLA-Tencor Corp.	8	390
LSI Logic Corp. (b) (c)	3	15
MEMC Electronic Materials Inc. (c)	9	761
Microsoft Corp.	57	2,022
Novell Inc. (c)	15	100
Oracle Corp. (c)	16	366
QLogic Corp. (c)	3	37
QUALCOMM Inc.	21	834
Sun Microsystems Inc.	27	485
Texas Instruments Inc.	-	14
		13,869

MATERIALS - 4.2%

Alcoa Inc.	5	191
Allegheny Technologies Inc.	1	60
Ball Corp.	1	27
Ecolab Inc.	3	143
Freeport-McMoRan Copper & Gold Inc.	3	267
International Flavors & Fragrances Inc. (b)	-	19
International Paper Co.	15	479
MeadWestvaco Corp. (b)	-	6
Monsanto Co.	8	916
Newmont Mining Corp.	3	144
Nucor Corp.	2	95
Praxair Inc.	7	648
Rohm & Haas Co.	6	329
Sealed Air Corp. (b)	14	312
Temple-Inland Inc.	1	13
United States Steel Corp.	-	48
Vulcan Materials Co. (b)	1	103
		3,800

TELECOMMUNICATION SERVICES - 3.4%
AT&T Inc.	52	2,143
Citizens Communications Co. (b)	2	19
Qwest Communications International Inc. (b) (c)	59	417
Verizon Communications Inc.	12	506
		3,085

UTILITIES - 2.3%
Allegheny Energy Inc. (c)	7	471
Ameren Corp. (b)	2	98
CenterPoint Energy Inc. (b)	1	22
CMS Energy Corp. (b)	1	23
Consolidated Edison Inc.	2	98
Constellation Energy Group Inc.	3	308
Duke Energy Corp.	5	92
Dynegy Inc. (c)	1	4
Edison International Inc.	2	91
Entergy Corp.	1	108
Exelon Corp.	2	139
FirstEnergy Corp.	3	239
Pepco Holdings Inc.	7	205
PG&E Corp.	2	78
Progress Energy Inc.	2	82
Southern Co.	1	27
		2,086

Total Common Stocks (cost $80,838)		87,243

SHORT TERM INVESTMENTS - 10.8%
Mutual Funds - 2.4%
JNL Money Market Fund, 4.58% (a) (h)	2,079	2,079

Securities Lending Collateral - 8.2%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (h)	7,391	7,391

U.S. Treasury Securities - 0.2%
U.S. Treasury Bill, 2.81%, 03/20/08 (n)	180	178

Total Short Term Investments (cost $9,648)		9,648

Total Investments - 108.1% (cost $90,486)		96,891

Other Assets and Liabilities, Net - (8.1%)		-7,258

Total Net Assets - 100%		$89,633

JNL/Mellon Capital Management International Index Fund
COMMON STOCKS - 96.7%
CONSUMER DISCRETIONARY - 10.7%
ABC Learning Centres Ltd. (b)	15	$67
Accor SA (b)	9	757
Adidas AG	9	691
AGFA-Gevaert NV	3	50
Aisin Seiki Co. Ltd.	9	377
Amer Sports Oyj	2	48
Antena 3 de Television SA (b) (c)	3	49
Aoyama Trading Co. Ltd.	2	60
Arcandor AG (b) (c)	3	66
Aristocrat Leisure Ltd. (b)	16	152
Arnoldo Mondadori Editore SpA (b)	4	33
Asatsu-DK Inc. (b)	1	31
Asics Corp. (b)	6	86
Autogrill SpA	5	83
Bang & Olufsen A/S (b)	-	31
Barratt Developments Plc	13	117
Bayerische Motoren Werke AG	9	510
Belle International Holdings Ltd. (b)	94	141
Benesse Corp.	4	152
Berkeley Group Holdings Plc (c)	4	105
Billabong International Ltd. (b)	7	87

Bovis Homes Group Plc	3	34
Bridgestone Corp. (b)	29	507
British Sky Broadcasting Group Plc	51	635
Bulgari SpA	7	102
Burberry Group Plc	20	230
bwin Interactive Entertainment AG (b) (c)	1	28
Canon Marketing Japan Inc. (b)	3	56
Carnival Plc	8	346
Carphone Warehouse Group Plc (b)	18	126
Casio Computer Co. Ltd.	11	122
CC Land Holdings Ltd.	44	63
Christian Dior SA	1	175
Compagnie Financiere Richemont AG	24	1,641
Compagnie Generale des Etablissements Michelin (b)	7	755
Compass Group Plc	89	544
Continental AG	7	929
Crown Ltd.	20	233
Daihatsu Motor Co. Ltd.	4	37
Daily Mail & General Trust	13	125
Daimler AG	43	4,221
Daito Trust Construction Co. Ltd.	4	208
Daiwa House Industry Co. Ltd.	23	294
Denso Corp.	23	924
Dentsu Inc. (b)	-	231
D’ieteren SA	-	23
Douglas Holding AG	1	47
DSG International Plc	79	156
EDION Corp.	3	30
Electrolux AB - Class B	11	182
Emap Plc (b)	10	188
Eniro AB	4	36
Enterprise Inns Plc	23	226
Esprit Holdings Ltd.	47	697
Fairfax Media Ltd. (b)	54	221
Fast Retailing Co. Ltd. (b)	3	186
Fiat SpA (b)	32	828
Fisher & Paykel Appliances Holdings Ltd.	7	19
Fuji Heavy Industries Ltd.	13	60
Fuji Television Network Inc.	-	26
FUJIFILM Holdings Corp.	22	929
Galiform Plc (c)	23	41
Genting International Plc	110	52
Gestevision Telecinco SA (b)	5	123
Giordano International Ltd.	44	21
GKN Plc	32	181

Gunze Ltd.	6	26
Hakuhodo DY Holdings Inc.	1	47
Hankyu Department Stores Inc.	5	39
Harvey Norman Holdings Ltd. (b)	25	147
Haseko Corp. (c)	40	67
Hennes & Mauritz AB - Class B	22	1,341
Hermes International (b)	3	415
Hikari Tsushin Inc. (b)	1	34
Home Retail Group	41	269
Honda Motor Co. Ltd. (b)	71	2,352
Husqvarna AB - Class B	11	136
Inchcape Plc	18	139
Inditex SA (b)	10	607
InterContinental Hotels Group Plc	14	249
Isetan Co. Ltd.	10	129
Isuzu Motors Ltd.	33	148
ITV Plc	180	306
J. Front Retailing Co. Ltd. (c)	20	178
Jardine Cycle & Carriage Ltd.	6	88
JC Decaux SA (c)	3	130
Kesa Electrical Plc	26	120
Kingfisher Plc	107	311
Koninklijke Philips Electronics NV	52	2,254
Kuoni Reisen Holding AG	-	33
Ladbrokes Plc	27	175
Lagardere SCA (b)	6	435
Li & Fung Ltd.	104	414
Lifestyle International Holdings Ltd.	31	83
Lottomatica SpA (b)	4	129
Luxottica Group SpA (b)	6	195
LVMH Moet Hennessy Louis Vuitton SA (b)	11	1,349
M6-Metropole Television SA (b)	3	80
Macquarie Communications Infrastructure Group (b)	11	50
Makita Corp.	6	230
Marks & Spencer Group Plc	77	855
Marui Co. Ltd.	14	141
Matsushita Electric Industrial Co. Ltd.	90	1,847
Mazda Motor Corp. (c)	21	104
Mediaset SpA	33	334
Mitchells & Butlers Plc	20	170
Mitsubishi Motors Corp.	81	136
Mitsukoshi Ltd. (b)	21	95
Modern Times Group AB - Class B	2	174
Namco Bandai Holdings Inc. (b)	10	150
Next Plc	10	314

NGK Spark Plug Co. Ltd. (b)	8	139
NHK Spring Co. Ltd.	6	55
Nikon Corp.	14	476
Nissan Motor Co. Ltd.	104	1,134
Nisshinbo Industries Inc.	6	73
Nitori Co. Ltd.	1	69
Nobia AB	3	24
NOK Corp.	6	120
Nokian Renkaat Oyj	5	169
Onward Kashiyama Co. Ltd.	6	61
OPAP SA	10	409
Oriental Land Co. Ltd.	2	144
Pacific Brands Ltd. (b)	11	32
Paddy Power Plc	1	39
PagesJaunes Groupe SA	6	122
Parkson Retail Group Ltd.	5	54
PartyGaming Plc (c)	33	19
Pearson Plc	38	547
Persimmon Plc	13	203
Peugeot SA (b)	7	539
Pioneer Corp. (b)	8	71
PPR SA	4	570
Premiere AG (c)	2	34
Promotora de Informaciones SA (b)	3	65
ProSiebenSat.1 Media AG	4	97
PT Multimedia Servicos de Telecomunicacoes
e Multimedia SGPS SA (b)	10	141
Publicis Groupe (b)	7	262
Puma AG Rudolf Dassler Sport	-	125
Punch Taverns Plc	12	180
Rakuten Inc.	-	132
Rank Group Plc	14	26
Reed Elsevier NV	33	659
Reed Elsevier Plc	58	782
Renault SA (b)	8	1,196
Reuters Group Plc	58	732
Rieter Holding AG	-	48
Rinnai Corp. (b)	1	23
Round One Corp.	-	26
Ryohin Keikaku Co. Ltd.	1	30
Sankyo Co. Ltd.	3	125
Sanoma-WSOY Oyj	4	117
Sanyo Electric Co. Ltd. (b) (c)	76	104
Schibsted ASA	1	50
Seat Pagine Gialle SpA	153	60

Securitas Direct AB - Class B (c)	11	44
Sega Sammy Holdings Inc.	8	101
Sekisui Chemical Co. Ltd. (b)	21	140
Sekisui House Ltd.	23	246
Shangri-La Asia Ltd.	52	162
Sharp Corp.	46	821
Shimachu Co. Ltd.	1	39
Shimamura Co. Ltd., TBA (g)	1	93
Shimano Inc. (b)	3	122
Signet Group Plc	68	95
Singapore Press Holdings Ltd.	72	224
Sky City Entertainment Group Ltd. (b)	23	81
Sky Network Television Ltd.	3	14
Societe Television Francaise 1 (b)	5	128
Sodexho Alliance SA (b)	4	254
Sogecable SA (c)	2	97
Sony Corp.	46	2,495
Stanley Electric Co. Ltd. (b)	7	176
Sumitomo Rubber Industries Inc. (b)	7	62
Suzuki Motor Co. Ltd. (c)	9	255
Swatch Group AG	3	153
Swatch Group AG - Class B	1	430
Tabcorp Holdings Ltd.	25	318
Takashimaya Co. Ltd. (b)	13	157
Tattersall’s Ltd.	44	153
Taylor Woodrow Plc	53	214
Television Broadcasts Ltd.	12	72
Thomas Cook Group Plc (c)	22	125
Thomson (b)	10	145
Toho Co. Ltd. (b)	5	114
Tokai Rika Co. Ltd.	2	65
Tokyo Broadcasting System Inc.	2	45
Toyoda Gosei Co. Ltd.	3	99
Toyota Boshoku Corp.	3	111
Toyota Industries Corp.	8	324
Toyota Motor Corp.	124	6,593
Trinity Mirror Plc	7	50
TUI AG (c)	10	277
TUI Travel Plc (c)	27	157
USS Co. Ltd.	1	57
Valeo SA (b)	3	126
Vivendi Universal SA	53	2,437
Volkswagen AG (b)	7	1,667
Volvo AB - Class A	21	348
Volvo AB - Class B	49	824

Wacoal Holdings Corp. (b)	3	38
Whitbread Plc	9	244
William Hill Plc	16	172
Wolters Kluwer NV	13	441
WPP Group Plc	51	661
Yamada Denki Co. Ltd.	4	460
Yamaha Corp.	9	194
Yamaha Motor Co. Ltd. (b)	8	196
Yell Group Plc	35	278
Yue Yuen Industrial Holdings Ltd.	29	102
		71,135

CONSUMER STAPLES - 8.1%
AEON Co. Ltd.	29	426
Ajinomoto Co. Inc.	30	340
Altadis SA (b)	12	840
Asahi Breweries Ltd. (b)	19	320
Associated British Foods Plc	9	154
Axfood AB	-	20
Beiersdorf AG	4	315
British American Tobacco Plc	70	2,721
Cadbury Schweppes Plc	98	1,206
Carlsberg A/S	2	193
Carrefour SA (b)	27	2,130
Casino Guichard Perrachon SA (b)	2	205
Circle K Sunkus Co. Ltd.	1	21
Coca Cola Hellenic Bottling Co. SA	8	327
Coca-Cola Amatil Ltd.	25	208
Coca-Cola West Japan Co. Ltd. (b)	2	49
Colruyt SA	1	169
Danisco A/S	2	167
Delhaize Group	5	413
Diageo Plc	120	2,577
East Asiatic Co. Ltd.	1	42
FamilyMart Co. Ltd.	2	75
Foster’s Group Ltd.	87	499
Futuris Corp. Ltd. (b)	10	19
Goodman Fielder Ltd.	51	85
Greencore Group Plc	3	17
Groupe Danone (b)	20	1,784
Heineken Holding NV	3	142
Heineken NV	11	716
Henkel KGaA	5	247
Henkel KGaA (b)	8	469
House Foods Corp.	2	35

Iaws Group Plc	3	71
Imperial Tobacco Group Plc	31	1,667
InBev NV	8	690
Ito En Ltd. (b)	2	40
J Sainsbury Plc	71	597
Japan Tobacco Inc., TBA (g)	-	1,212
Jeronimo Martins SGPS SA	6	50
Kao Corp.	24	722
Kerry Group Plc (b)	6	184
Kesko Oyj	3	178
Kikkoman Corp. (b)	6	82
Kirin Brewery Co. Ltd. (b)	36	528
Koninklijke Ahold NV (c)	57	793
Kose Corp.	1	39
Lawson Inc.	3	113
Lighthouse Caledonia ASA	1	1
Lindt & Spruengli AG	-	128
Lion Nathan Ltd.	12	97
L’Oreal SA (b)	11	1,643
Marine Harvest ASA (c)	104	67
Meiji Dairies Corp. (b)	10	51
Meiji Seika Kaisha Ltd. (b)	6	25
Metro AG	7	616
Nestle SA	18	8,255
Nichirei Corp.	4	16
Nippon Meat Packers Inc. (b)	7	71
Nisshin Seifun Group Inc.	7	69
Nissin Food Products Co. Ltd. (b)	4	132
Olam International Ltd.	34	67
Oriflame Cosmetics SA	1	63
Parmalat SpA	70	273
Pernod-Ricard SA (b)	4	941
QP Corp.	2	18
Reckitt Benckiser Plc	28	1,620
SABMiller Plc	42	1,181
Sapporo Holdings Ltd. (b)	13	105
Scottish & Newcastle Plc	37	539
Seven & I Holdings Co. Ltd.	38	1,100
Shiseido Co. Ltd.	16	378
Suedzucker AG	1	28
Swedish Match AB	13	309
Takara Holdings Inc. (b)	3	17
Tate & Lyle Plc	23	201
Tesco Plc	359	3,415
Toyo Suisan Kaisha Ltd.	5	90

Uni-Charm Corp.	2	133
Unilever NV	78	2,878
Unilever Plc	60	2,252
UNY Co. Ltd.	8	67
Wilmar International Ltd.	19	70
WM Morrison Supermarkets Plc	55	352
Woolworths Ltd.	55	1,634
Yakult Honsha Co. Ltd. (b)	5	113
Yamazaki Baking Co. Ltd. (b)	6	59
		52,971

ENERGY - 7.7%
Acergy SA (b)	9	193
BG Group Plc	154	3,520
BP Plc	872	10,672
British Energy Group Plc	48	526
Caltex Australia Ltd.	7	114
CGG Veritas (b) (c)	1	324
Cosmo Oil Co. Ltd.	22	81
D/S Torm A/S (b)	1	35
DET Norske Oljeselskap (b) (c)	26	49
ENI SpA	119	4,357
Frontline Ltd. (b)	1	70
Fugro NV	2	187
Hellenic Petroleum SA	5	86
Idemitsu Kosan Co. Ltd.	1	107
Inpex Holdings Inc.	-	412
Japan Petroleum Exploration Co.	1	102
Lundin Petroleum AB (b) (c)	12	122
Motor Oil Hellas Corinth Refineries SA	2	41
Neste Oil Oyj	6	211
Nippon Mining Holdings Inc.	40	251
Nippon Oil Corp.	59	477
Norsk Hydro ASA	32	454
Ocean RIG ASA (b) (c)	5	40
OMV AG	8	616
Origin Energy Ltd.	38	295
Paladin Resources Ltd. (b) (c)	25	145
Petroleum Geo-Services ASA (c)	7	215
ProSafe SE	8	140
Repsol YPF SA (b)	37	1,312
Royal Dutch Shell Plc - Class A	166	6,979
Royal Dutch Shell Plc - Class B	126	5,246
Saipem SpA	6	229
Santos Ltd.	27	328

SBM Offshore NV	6	197
SeaDrill Ltd. (c)	12	288
Showa Shell Sekiyu KK (b)	10	106
Singapore Petroleum Co. Ltd.	6	32
Statoil ASA	59	1,827
Technip SA (b)	5	383
TGS Nopec Geophysical Co. ASA (b) (c)	3	46
TonenGeneral Sekiyu KK (b)	14	138
Total SA (b)	98	8,181
Tullow Oil Plc (c)	32	410
Woodside Petroleum Ltd.	21	942
WorleyParsons Ltd. (b)	7	307
		50,793

FINANCIALS - 26.1%
3i Group Plc	17	343
77 Bank Ltd.	17	106
Acom Co. Ltd. (b)	3	56
Aegon NV	68	1,198
AEON Credit Service Co. Ltd.	5	71
AEON Mall Co. Ltd.	3	74
Aiful Corp. (b)	3	55
Aioi Insurance Co. Ltd.	17	80
Alleanza Assicurazioni SpA	20	259
Allgreen Properties Ltd.	17	17
Alliance & Leicester Plc	8	101
Allianz AG	21	4,439
Allied Irish Banks Plc	41	938
Alpha Bank AE	18	639
AMP Ltd.	86	745
Anglo Irish Bank Corp. Plc	16	261
Aozora Bank Ltd. (c)	13	38
Ascendas Real Estate Investment Trust	47	79
Assicurazioni Generali SpA	48	2,184
ASX Ltd.	8	418
Australia & New Zealand Banking Group Ltd.	85	2,035
Aviva Plc	119	1,592
AXA Asia Pacific Holdings Ltd.	37	238
AXA SA (b)	72	2,878
Babcock & Brown Ltd. (b)	11	261
Banca Carige SpA	9	44
Banca Monte dei Paschi di Siena SpA (b)	48	257
Banca Popolare di Milano SCRL (b)	20	266
Banche Popolari Unite Scpa	28	765
Banco Bilbao Vizcaya Argentaria SA	171	4,196

Banco BPI SA (b)	11	85
Banco Comercial Portugues SA (b)	85	362
Banco de Sabadell SA	21	228
Banco Espirito Santo SA	10	221
Banco Popular Espanol SA (b)	39	668
Banco Popular SpA (c)	31	681
Banco Santander Central Hispano SA	286	6,182
Bank of East Asia Ltd.	66	445
Bank of Ireland	45	663
Bank of Kyoto Ltd.	12	142
Bank of Yokohama Ltd.	56	390
Bankinter SA (b)	6	104
Barclays Plc	312	3,130
Bendigo Bank Ltd.	11	139
BNP Paribas (b)	39	4,180
BOC Hong Kong Holdings Ltd.	172	477
British Land Co. Plc	23	428
Brixton Plc	6	36
CapitaCommercial Trust (b)	43	72
CapitaLand Ltd.	67	288
CapitaMall Trust	49	116
Castellum AB	3	31
Cattles Plc	10	60
Centro Properties Group (b)	37	32
Centro Retail Group (b)	61	50
CFS Retail Property Trust (b)	68	140
Challenger Financial Services Group Ltd. (b)	18	77
Cheung Kong Holdings Ltd.	70	1,279
China Bank Ltd. (b)	33	266
Chinese Estates Holdings Ltd.	26	47
City Developments Ltd.	23	224
Close Brothers Group Plc	4	69
CNP Assurances (b)	2	278
Cofinimmo SA	-	54
Commerzbank AG	29	1,113
Commonwealth Bank of Australia	59	3,062
Commonwealth Property Office Fund	33	45
Corio NV	2	142
Credit Agricole SA (b)	31	1,035
Credit Saison Co. Ltd.	8	210
Credit Suisse Group	48	2,873
D. Carnegie & Co. AB (b)	2	44
Daiwa Securities Group Inc.	61	548
Danske Bank A/S	21	814
DB RREEF Trust (b)	127	222

DBS Group Holdings Ltd.	52	738
Deutsche Bank AG (b)	23	3,028
Deutsche Boerse AG	9	1,809
Deutsche Postbank AG	4	321
Dexia SA (b)	24	606
DnB NOR ASA	34	524
EFG Eurobank Ergasias SA	14	500
EFG International	2	68
Erste Bank der Oesterreichischen Sparkassen AG	9	607
Eurazeo	-	60
Fabege AB	3	31
Fondiaria-Sai SpA (b)	3	125
Fortis	94	2,484
Friends Provident Plc	84	273
Fukuoka Financial Group Inc.	35	204
Gecina SA	-	75
Goodman Group	66	280
GPT Group	94	330
Great Portland Estates Plc	5	43
Groupe Bruxelles Lambert SA	4	482
Gunma Bank Ltd.	19	125
Hachijuni Bank Ltd. (b)	19	130
Hammerson Plc	14	283
Hang Lung Group Ltd. (c)	20	108
Hang Lung Properties Ltd.	91	407
Hang Seng Bank Ltd.	35	708
HBOS Plc	171	2,495
Hellenic Exchanges SA	2	62
Henderson Land Development Co. Ltd.	45	418
Hiroshima Bank Ltd.	24	132
Hokugin Financial Group Inc.	50	145
Hong Kong Exchanges & Clearing Ltd.	49	1,360
HSBC Holdings Plc	538	9,023
Hypo Real Estate Holding AG (b)	9	473
Hysan Development Co. Ltd.	25	71
Icade SA	1	119
ICAP Plc	24	343
IFIL SpA	7	66
IMMOEAST AG (c)	18	199
IMMOFINANZ Immobilien Anlagen AG	21	216
ING Groep NV	86	3,356
ING Industrial Fund (b)	25	56
Insurance Australia Group Ltd. (b)	80	286
Intesa Sanpaolo SpA	396	3,101
Investec Plc	17	148

Investor AB - Class B	10	222
Irish Life & Permanent Plc (c)	25	433
Istituto Finanziario Industriale SpA	2	77
IVG Immobilien AG	4	155
Jafco Co. Ltd. (b)	1	46
Japan Prime Realty Investment Corp. (b)	-	100
Japan Real Estate Investment Corp.	-	236
Japan Retail Fund Investment Corp.	-	128
Joyo Bank Ltd.	32	179
Julius Baer Holding AG	5	385
Jyske Bank A/S (c)	3	222
KBC Ancora	1	68
KBC Groep NV	8	1,185
Keppel Land Ltd. (b)	16	80
Kerry Properties Ltd.	31	243
Kiwi Income Property Trust (b)	16	16
KK DaVinci Advisors (c)	-	35
Klepierre (b)	3	165
Kungsleden AB	3	35
Land Securities Group Plc	22	654
Legal & General Group Plc	302	785
Lend Lease Corp. Ltd.	17	260
Leopalace21 Corp.	6	169
Liberty International Plc (b)	11	231
Link REIT	95	203
Lloyds TSB Group Plc	258	2,421
London Stock Exchange Group Plc	7	286
Macquarie Group Ltd. (b)	13	844
Macquarie Office Trust	93	113
Man Group Plc	76	857
Mapfre SA (b)	27	119
Matsui Securities Co. Ltd. (b)	4	30
Mediobanca SpA (b)	23	474
Mediolanum SpA (b)	10	77
Meinl European Land Ltd. (c)	15	202
Millea Holdings Inc.	34	1,156
Mirvac Group	47	247
Mitsubishi Estate Co. Ltd.	54	1,287
Mitsubishi UFJ Financial Group Inc.	397	3,744
Mitsubishi UFJ Lease & Finance Co. Ltd.	2	71
Mitsui Fudosan Co. Ltd.	39	841
Mitsui Sumitomo Insurance Co. Ltd.	55	533
Mitsui Trust Holding Inc.	38	290
Mizuho Financial Group Inc.	-	2,148
Mizuho Trust & Banking Co. Ltd.	21	39

MLP AG	2	35
Muenchener Rueckversicherungs AG (b)	9	1,834
National Australia Bank Ltd.	74	2,437
National Bank of Greece SA	19	1,288
Nationale A Portefeuille	1	52
Natixis (b)	8	148
New World Development Co. Ltd.	108	377
Nikko Cordial Corp. (b)	17	253
Nippon Building Fund Inc.	-	293
Nipponkoa Insurance Co. Ltd.	16	145
Nishi-Nippon City Bank Ltd.	25	62
Nomura Holdings Inc. (b)	81	1,350
Nomura Real Estate Holdings Inc.	3	64
Nomura Real Estate Office Fund Inc.	-	104
Nordea Bank AB	95	1,589
NTT Urban Development Corp.	-	80
OKO Bank Plc	5	97
Old Mutual Plc	236	788
OMX AB	2	90
ORIX Corp.	4	722
Oversea-Chinese Banking Corp.	114	647
Pargesa Holding SA	-	56
Perpetual Ltd. (b)	2	92
Piraeus Bank SA	15	585
Promise Co. Ltd. (b)	4	95
Prudential plc (a)	112	1,589
PSP Swiss Property AG (c)	1	56
QBE Insurance Group Ltd.	40	1,163
Raiffeisen International Bank Holding AG	2	256
Resolution Plc	31	443
Resona Holdings Inc. (b)	-	472
Royal & Sun Alliance Insurance Group	250	738
Royal Bank of Scotland Group Plc	457	4,044
Sampo Oyj	20	532
Sapporo Hokuyo Holdings Inc.	-	107
SBI E*Trade Securities Co. Ltd. (b)	-	72
SBI Holdings Inc. (b)	-	107
Schroders Plc	6	143
Scor Regroupe (b)	8	202
Segro Plc	18	169
Shinko Securities Co. Ltd.	22	90
Shinsei Bank Ltd. (b)	68	247
Shizuoka Bank Ltd. (b)	25	274
Shui On Land Ltd.	75	86
Shun TAK Holdings Ltd.	62	97

Singapore Exchange Ltd.	37	339
Singapore Land Ltd.	3	16
Sino Land Co.	62	217
Skandinaviska Enskilda Banken AB	22	553
Societe Generale - Class A (b)	17	2,463
Sompo Japan Insurance Inc.	39	350
Sony Financial Holdings Inc.	-	164
St. George Bank Ltd.	12	321
Standard Chartered Plc	31	1,135
Standard Life Plc	102	511
Stockland	68	498
Storebrand ASA (b)	21	218
Sumitomo Mitsui Financial Group Inc.	-	2,227
Sumitomo Realty & Development Co. Ltd.	17	416
Sumitomo Trust & Banking Co. Ltd.	59	389
Sun Hung Kai Properties Ltd.	62	1,302
Suncorp-Metway Ltd.	42	617
Suruga Bank Ltd.	8	87
Svenska Handelsbanken - Class A	22	713
Swedbank AB	8	220
Swire Pacific Ltd.	39	534
Swiss Life Holding (c)	2	383
Swiss Reinsurance	16	1,135
Sydbank A/S	3	113
T&D Holdings Inc.	9	448
Takefuji Corp.	5	132
Tingyi Cayman Islands Holding Corp. (b)	80	128
Tokyo Tatemono Co. Ltd. (b)	14	131
Tokyu Land Corp.	20	171
Topdanmark A/S (b) (c)	1	119
TrygVesta AS (b)	1	113
Tullett Prebon Plc	5	50
UBS AG	95	4,383
Unibail-Rodamco (b)	3	630
UniCredito Italiano SpA (b)	427	3,543
Unipol Gruppo Finanziario SpA (b)	50	165
United Overseas Bank Ltd.	55	753
UOL Group Ltd.	23	70
Urban Corp.	8	102
Wereldhave NV	1	57
Westfield Group	80	1,456
Westpac Banking Corp.	85	2,069
Wharf Holdings Ltd., TBA (g)	62	320
Wheelock & Co. Ltd.	21	64
Wiener Staedtische Allgemeine Versicherung AG (b)	1	109

Wing Hang Bank Ltd.	7	98
Wing Tai Holdings Ltd.	14	25
Yanlord Land Group Ltd.	20	46
Zurich Financial Services AG	7	1,951
		171,118

HEALTH CARE - 6.1%
Actelion Ltd.	4	201
Alfresa Holdings Corp.	2	90
Altana AG	2	39
Ansell Ltd.	4	39
Astellas Pharma Inc.	23	978
AstraZeneca Plc	68	2,915
Celesio AG	4	231
Chugai Pharmaceutical Co. Ltd. (b)	12	174
Cie Generale d’Optique Essilor International SA (b)	9	571
Cochlear Ltd. (b)	3	168
Coloplast A/S	1	98
CSL Ltd.	25	798
Daiichi Sankyo Co. Ltd.	33	1,002
Eisai Co. Ltd.	12	462
Elan Corp. Plc (c)	21	454
Elekta AB - Class B	2	27
Fisher & Paykel Healthcare Corp. (b)	9	24
Fresenius Medical Care AG & Co. KGaA	9	463
Getinge AB - Class B	8	214
GlaxoSmithKline Plc	258	6,568
GN Store Nord (b) (c)	4	29
H Lundbeck A/S	1	36
Kyowa Hakko Kogyo Co. Ltd. (b)	8	82
Mediceo Paltac Holdings Co. Ltd.	7	96
Merck KGaA (b)	3	381
Mitsubishi Tanabe Pharma Corp.	11	102
Nobel Biocare Holding AG	1	275
Novartis AG	106	5,816
Novo-Nordisk A/S - Class B	23	1,479
Olympus Corp.	10	408
Omega Pharma SA	-	22
ONO Pharmaceutical Co., Ltd.	2	112
Orion Oyj	4	105
Parkway Holdings Ltd.	36	98
Qiagen NV (c)	5	98
Roche Holding AG	32	5,548
Sanofi-Aventis (b)	47	4,297
Santen Pharmaceutical Co. Ltd.	3	74

Shionogi & Co. Ltd.	13	230
Shire Plc	13	290
Smith & Nephew Plc	41	476
Sonic Healthcare Ltd.	15	213
Sonova Holding AG (b)	2	249
SSL International Plc	5	50
Straumann Holding AG	-	80
Suzuken Co. Ltd.	3	105
Symbion Health Ltd. (b)	15	51
Synthes Inc.	3	324
Taisho Pharmaceutical Co. Ltd.	6	115
Takeda Pharmaceutical Co. Ltd.	39	2,255
Terumo Corp.	8	417
UCB SA	5	211
William Demant Holding AS (c)	1	104
Zeltia SA (b)	4	37
		39,781

INDUSTRIALS - 11.3%
A P Moller - Maersk A/S	-	682
ABB Ltd.	99	2,861
Abertis Infraestructuras SA	12	383
Acciona SA	1	416
ACS Actividades de Construccion y Servicios SA (b)	9	564
Adecco SA	6	313
Aeroports de Paris (b)	2	160
Aggreko Plc	7	69
Air France-KLM (b)	5	186
Aker Kvaerner ASA	7	193
Alfa Laval AB	4	247
All Nippon Airways Co. Ltd.	31	114
Alstom RGPT	5	1,028
Amada Co. Ltd.	17	147
Amec Plc	16	264
Andritz AG	2	119
Antofagasta Plc (c)	9	128
Arriva Plc	5	79
Asahi Glass Co. Ltd. (b)	43	569
Asciano Group (c)	22	135
Assa Abloy AB	15	294
Atlantia SpA	12	466
Atlas Copco AB - Class A	31	455
Atlas Copco AB - Class B	18	247
Auckland International Airport Ltd.	43	96
BAE Systems Plc	160	1,582

Balfour Beatty Plc	19	186
BBA Aviation Plc	9	38
Bekaert SA	-	36
Biffa Plc	8	52
Bilfinger Berger AG	2	137
Boart Longyear Group	57	116
Brambles Ltd.	66	661
Brisa-Auto Estradas de Portugal SA (b)	13	197
British Airways Plc (c)	27	166
Bunzl Plc	14	205
Capita Group Plc	28	387
Cargotec Corp. - Class B	1	67
Cathay Pacific Airways Ltd.	65	169
Central Glass Co. Ltd.	8	30
Central Japan Railway Co.	-	612
Charter Plc (c)	4	65
Chiyoda Corp. (b)	7	79
Cie de Saint-Gobain (b)	13	1,220
Cintra Concesiones de Infraestructuras de Transporte SA	9	134
Cobham Plc	54	225
ComfortDelgro Corp. Ltd.	94	118
Compagnie Maritime Belge SA	-	28
COMSYS Holdings Corp.	5	41
Cookson Group Plc	5	71
Corporate Express NV	4	29
Cosco Corp. Singapore Ltd.	36	142
CSR Ltd.	43	118
Dai Nippon Printing Co. Ltd.	27	395
Daifuku Co. Ltd.	3	42
Daikin Industries Ltd.	12	664
Davis Service Group Plc	4	43
DCC Plc	2	58
De La Rue Plc	4	72
Deutsche Lufthansa AG (b)	11	281
Deutsche Post AG	36	1,248
Downer EDI Ltd.	7	33
DSV A/S	9	206
East Japan Railway Co.	-	1,300
Ebara Corp. (b)	15	51
Eiffage SA	1	93
European Aeronautic Defence & Space Co. NV	15	483
Experian Group Ltd.	46	367
Fanuc Ltd.	9	834
Finmeccanica SpA	14	444
Firstgroup Plc	20	332

FKI Plc	13	16
FLSmidth & Co. A/S	2	254
Flughafen Wien AG	-	28
Fomento de Construcciones y Contratas SA (b)	2	165
Fraport AG Frankfurt Airport Services Worldwide	1	57
Fraser and Neave Ltd.	42	168
Fuji Electric Holdings Co. Ltd.	27	93
Fujikura Ltd.	13	66
Furukawa Electric Co. Ltd.	25	96
Gamesa Corp. Tecnologica SA	8	366
GEA Group AG	8	263
Geberit AG	2	242
Glory Ltd.	2	51
Group 4 Securicor Plc	55	267
Grupo Ferrovial SA	3	206
Hagemeyer NV	15	103
Hankyu Hanshin Holdings Inc.	52	225
Hays Plc	63	144
Heidelberger Druckmaschinen AG	3	97
Hellenic Technodomiki Tev SA	3	44
Hino Motors Ltd.	13	84
Hitachi Cable Ltd.	11	65
Hitachi Construction Machinery Co. Ltd.	4	131
Hitachi High-Technologies Corp.	4	83
Hochtief AG	2	268
Hong Kong Aircraft Engineering Co. Ltd.	3	86
Hopewell Holdings Ltd.	30	138
Hutchison Whampoa Ltd.	99	1,115
Iberia Lineas Aereas de Espana	21	91
IHI Corp. (b)	54	112
IMI Plc	15	118
Intertek Group Plc	4	79
Invensys Plc (c)	34	154
ITOCHU Corp.	68	656
Japan Airlines Corp. (b) (c)	36	82
Japan Steel Works Ltd. (b)	15	218
JGC Corp.	9	154
JS Group Corp.	11	177
JTEKT Corp.	9	168
Kajima Corp. (b)	46	149
Kamigumi Co. Ltd.	11	79
Kawasaki Heavy Industries Ltd.	66	193
Kawasaki Kisen Kaisha Ltd.	27	262
KCI Konecranes Oyj	1	51
Keihin Electric Express Railway Co. Ltd. (b)	18	110

Keio Corp. (b)	25	151
Keisei Electric Railway Co. Ltd.	12	64
Keppel Corp. Ltd.	49	437
Kinden Corp.	5	39
Kingspan Group Plc	6	92
Kintetsu Corp. (b)	72	223
Kokuyo Co. Ltd.	3	30
Komatsu Ltd.	41	1,097
Komori Corp.	2	44
Kone Oyj	4	253
Kubota Corp.	49	330
Kuehne & Nagel International AG	2	223
Kurita Water Industries Ltd.	5	136
Legrand SA (b)	2	73
Leighton Holdings Ltd. (b)	6	339
Macquarie Airports	28	100
Macquarie Infrastructure Group	122	322
MAN AG	5	859
Marubeni Corp.	75	526
Matsushita Electric Works Ltd. (b)	18	197
Meggitt Plc	29	194
Meitec Corp. (b)	1	42
Melco International Development Ltd.	31	46
Metso Oyj	6	306
Minebea Co. Ltd.	18	115
Mitsubishi Corp.	62	1,675
Mitsubishi Electric Corp.	89	922
Mitsubishi Heavy Industries Ltd.	147	625
Mitsubishi Logistics Corp.	5	56
Mitsui & Co. Ltd.	78	1,629
Mitsui Engineering & Shipbuilding Co. Ltd.	30	115
Mitsui OSK Lines Ltd.	49	619
MTR Corp.	61	221
National Express Group Plc	6	152
Neptune Orient Lines Ltd.	18	48
NGK Insulators Ltd. (b)	12	322
Nippon Express Co. Ltd.	39	199
Nippon Sheet Glass Co. Ltd.	30	151
Nippon Yusen KK	52	410
Nishimatsu Construction Co. Ltd. (b)	8	22
NKT Holding A/S	1	54
Noble Group Ltd.	50	83
NSK Ltd.	21	215
NTN Corp. (b)	18	156
NWS Holdings Ltd.	18	57
Obayashi Corp. (b)	29	145
Odakyu Electric Railway Co. Ltd. (b)	28	178
OKUMA Corp.	7	74
Okumura Corp. (b)	6	29
Orient Overseas International Ltd.	10	72
Orkla ASA	39	748
OSG Corp. (b)	3	33
Pacific Basin Shipping Ltd. (c)	57	90
Pirelli & C. SpA (c)	120	132
Prysmian SPA (c)	6	152
Qantas Airways Ltd.	44	209
Q-Cells AG	2	309
Randstad Holdings NV	2	80
Rentokil Initial Plc	82	198
Rheinmetall AG	2	138
Rockwool International AS (b)	-	73
Rolls-Royce Group Plc (c)	85	920
Ryanair Holdings Plc - ADR (c)	2	13
Sacyr Vallehermoso SA (b)	4	153
Safran SA (b)	7	140
Sandvik AB	43	748
Sanwa Holdings Corp.	9	44
SAS AB (c)	4	48
Scania AB	16	384
Schindler Holding AG	2	133
Schneider Electric SA (virt-x) (b)	10	1,362
Secom Co. Ltd.	10	530
Securitas AB - Class B	15	210
Securitas Systems AB - Class B	11	39
Seino Holdings Corp.	2	13
SembCorp Industries Ltd.	41	162
SembCorp Marine Ltd.	41	115
Serco Group Plc	23	211
SGS SA	-	248
Shimizu Corp. (b)	27	117
Siemens AG (b)	39	6,194
Singapore Airlines Ltd.	23	280
Singapore Post Ltd.	42	32
Singapore Technologies Engineering Ltd.	59	152
Skanska AB	16	309
SKF AB - Class B (b)	19	314
SMC Corp. (b)	3	310
Smiths Group Plc	18	355
SMRT Corp. Ltd.	14	16
Societe BIC SA (b)	1	86
Societe Des Autoroutes Paris-Rhin-Rhone (b)	1	90
Sojitz Corp.	49	175
Solarworld AG (b)	4	238
Sonae SGPS SA	39	113
Stagecoach Group Plc	27	152
Stolt-Nielsen SA	1	29
Sulzer AG	-	197
Sumitomo Corp.	48	670
Sumitomo Electric Industries Ltd.	34	536
Sumitomo Heavy Industries Ltd.	25	228
Taisei Corp.	44	118
Thales SA (b)	4	254
THK Co. Ltd.	6	117
TNT NV	18	755
Tobu Railway Co. Ltd. (b)	40	186
Toda Corp.	5	24
Tokyu Corp.	52	339
Toll Holdings Ltd.	25	249
Tomkins Plc	41	145
Tomra Systems ASA (b)	6	42
Toppan Printing Co. Ltd.	25	245
TOTO Ltd. (b)	11	87
Toyota Tsusho Corp.	10	264
Transurban Group (b)	49	292
Travis Perkins Plc	5	121
Trelleborg AB	2	40
Uponor Oyj (b)	1	36
Ushio Inc.	5	118
Vallourec (b)	2	594
Vedior NV	8	208
Vestas Wind Systems A/S (c)	8	907
Vinci SA (b)	19	1,384
Wartsila Oyj	3	236
Wendel	1	119
Wesfarmers Ltd. (b)	31	1,110
West Japan Railway Co.	-	397
Wienerberger AG	4	212
Wolseley Plc	30	443
Yamato Transport Co. Ltd.	17	244
YIT Oyj	6	134
Zardoya Otis SA (b)	5	154
Zodiac SA (b)	2	103
		74,218

INFORMATION TECHNOLOGY - 5.3%
Access Co. Ltd. (b) (c)	-	36
Advantest Corp. (b)	7	201
Alcatel-Lucent (b)	108	781
Alps Electric Co. Ltd.	9	112
ARM Holdings Plc (b)	63	156
ASM Pacific Technology	11	80
ASML Holding NV (c)	19	597
Atos Origin SA (c)	3	152
Barco NV	-	38
Brother Industries Ltd.	6	72
Business Objects SA (c)	5	280
Canon Inc. (b)	49	2,229
Cap Gemini SA (b)	6	378
Citizen Watch Co. Ltd.	17	161
Computershare Ltd.	23	202
CSK Holdings Corp.	3	103
CSR Plc (c)	3	40
Dassault Systemes SA (b)	3	152
eAccess Ltd. (b)	-	19
Electrocomponents Plc	9	35
Elpida Memory Inc. (b) (c)	4	147
Foxconn International Holdings Ltd. (c)	94	209
Fujitsu Ltd.	84	562
Hirose Electric Co. Ltd.	2	172
Hitachi Ltd.	155	1,152
Hoya Corp.	19	607
Ibiden Co. Ltd.	6	401
Indra Sistemas SA	5	136
Infineon Technologies AG (c)	34	401
Itochu Techno-Science Corp.	1	40
Keyence Corp.	2	398
Kingboard Chemical Holdings Ltd.	28	164
Konami Corp.	5	148
Konica Minolta Holdings Inc.	21	368
Kudelski SA	-	10
Kyocera Corp.	8	663
LogicaCMG Plc	71	166
Logitech International SA (c)	8	285
Mabuchi Motor Co. Ltd. (b)	1	66
Misys Plc (b)	11	42
Mitsumi Electric Co. Ltd.	4	130
Murata Manufacturing Co. Ltd.	10	557
NEC Corp.	92	423
NEC Electronics Corp. (b) (c)	2	52
Neopost SA (b)	1	153
Nidec Corp.	5	361
Nintendo Co. Ltd.	5	2,642

Nippon Electric Glass Co. Ltd.	15	244
Nokia Oyj	180	6,971
Nomura Research Institute Ltd.	5	167
NTT Data Corp.	-	252
Obic Co. Ltd.	-	55
OCE NV	2	37
Oki Electric Industry Co. Ltd. (b) (c)	21	33
Omron Corp.	10	231
Oracle Corp. Japan (b)	2	88
Otsuka Corp. (b)	1	51
Premier Farnell Plc	9	28
Renewable Energy Corp. AS (b) (c)	8	387
Ricoh Co. Ltd.	31	566
Rohm Co. Ltd.	5	390
Sage Group Plc	59	269
SAP AG	41	2,106
Seiko Epson Corp.	6	128
SES Global SA (c)	7	181
Shinko Electric Industries Co. Ltd.	3	50
Square Enix Co. Ltd.	2	70
STMicroelectronics NV	32	461
Sumco Corp. (b)	5	145
Taiyo Yuden Co. Ltd. (b)	4	64
Tandberg ASA	3	59
TDK Corp.	6	412
Telefonaktiebolaget LM Ericsson - Class B	679	1,595
Tencent Holdings Ltd.	42	314
Tietoenator Oyj (b)	2	42
Tokyo Electron Ltd.	8	486
Tokyo Seimitsu Co. Ltd. (b)	1	30
TomTom NV (c)	3	217
Toshiba Corp.	141	1,041
Trend Micro Inc. (b)	5	178
Unaxis Holding AG (c)	-	130
United Business Media Plc	11	141
Venture Corp. Ltd.	12	105
Wincor Nixdorf AG	1	73
Yahoo! Japan Corp.	1	296
Yaskawa Electric Corp.	11	148
Yokogawa Electric Corp.	9	94
		34,614

MATERIALS - 9.6%
Acerinox SA (b)	8	191
Air Liquide (b)	11	1,647

Akzo Nobel NV	12	981
Alumina Ltd.	49	269
Amcor Ltd.	41	248
Anglo American Plc	61	3,713
ArcelorMittal (c)	41	3,214
Asahi Kasei Corp.	53	350
BASF AG	22	3,321
Bayer AG	33	3,031
BHP Billiton Ltd. (b)	153	5,363
BHP Billiton Plc	105	3,238
BlueScope Steel Ltd.	34	289
Boliden AB	12	156
Boral Ltd. (b)	28	150
Ciba Specialty Chemicals AG	3	158
Cimpor Cimentos de Portugal SA	10	84
CRH Plc	25	857
Daicel Chemical Industries Ltd.	10	60
Daido Steel Co. Ltd.	13	97
Dainippon Ink and Chemicals Inc.	31	155
Denki Kagaku Kogyo K K	20	86
Dowa Mining Co. Ltd.	13	90
Fletcher Building Ltd.	23	202
Fortescue Metals Group Ltd. (b)	56	370
Fosun International Ltd.	80	74
Givaudan SA	-	283
HeidelbergCement AG (c)	1	92
Hitachi Chemical Co. Ltd.	4	97
Hitachi Metals Ltd.	4	54
Holcim Ltd.	10	1,043
Holmen AB	3	103
Iluka Resources Ltd. (b)	10	41
Imerys SA (b)	1	109
Imperial Chemical Industries Plc (f)	54	717
Italcementi SpA	2	53
Italcementi SpA	2	38
James Hardie Industries NV	22	123
JFE Holdings Inc.	27	1,358
Johnson Matthey Plc	10	380
JSR Corp.	8	215
K+S AG	2	402
Kaneka Corp.	13	107
Kansai Paint Co. Ltd.	8	58
Kazakhmys Plc	5	130
Kobe Steel Ltd.	125	403
Koninklijke DSM NV	6	298

Kuraray Co. Ltd.	17	199
Lafarge SA (b)	7	1,228
Lee & Man Paper Manufacturing Ltd.	18	78
Linde AG	5	722
Lonmin Plc	4	227
Lonza Group AG	2	256
Mayr-Melnhof Karton AG	-	30
Mitsubishi Chemical Holdings Corp. (b)	52	397
Mitsubishi Gas Chemical Co. Inc.	19	185
Mitsubishi Materials Corp. (b)	51	215
Mitsubishi Rayon Co. Ltd.	21	101
Mitsui Chemicals Inc.	28	182
Mitsui Mining & Smelting Co. Ltd.	25	100
Mondi Plc	16	134
Newcrest Mining Ltd.	21	600
Nippon Kayaku Co. Ltd.	4	26
Nippon Light Metal Co. Ltd.	21	36
Nippon Paper Group Inc.	-	127
Nippon Shokubai Co. Ltd.	4	38
Nippon Steel Corp., TBA (g)	265	1,622
Nissan Chemical Industries Ltd. (b)	6	78
Nisshin Steel Co. Ltd.	34	117
Nitto Denko Corp.	7	384
Novozymes A/S	2	232
OJI Paper Co. Ltd.	40	197
OneSteel Ltd.	35	186
Orica Ltd.	15	402
Osaka Titanium Technologies Co. Ltd. (b)	1	73
Outokumpu Oyj	6	171
Oxiana Ltd. (b)	63	190
PaperlinX Ltd. (b)	10	24
Rautaruukki Oyj	3	150
Rexam Plc	29	239
RHI AG (c)	-	17
Rio Tinto Ltd. (b)	13	1,515
Rio Tinto Plc - ADR	46	4,821
Salzgitter AG	2	270
Shin-Etsu Chemical Co. Ltd.	19	1,188
Showa Denko KK (b)	52	185
Smurfit Kappa Group Plc	2	32
Solvay SA	3	413
Sonae Industria SGPS SA (c)	3	25
SSAB Svenskt Stal AB - Class A	9	236
SSAB Svenskt Stal AB - Class B	4	100
Stora Enso Oyj - Class R	26	395

Sumitomo Chemical Co. Ltd.	73	646
Sumitomo Metal Industries Ltd.	184	841
Sumitomo Metal Mining Co. Ltd.	25	423
Sumitomo Osaka Cement Co. Ltd.	13	24
Svenska Cellulosa AB	25	438
Syngenta AG	5	1,231
Taiheiyo Cement Corp.	40	93
Taiyo Nippon Sanso Corp.	14	132
Teijin Ltd. (b)	41	175
ThyssenKrupp AG (b)	16	909
Titan Cement Co. SA	3	139
Toho Titanium Co. Ltd. (b)	1	29
Tokuyama Corp. (b)	10	100
Tokyo Steel Manufacturing Co. Ltd. (b)	5	60
Toray Industries Inc.	61	475
Tosoh Corp.	21	90
Toyo Seikan Kaisha Ltd. (b)	7	126
Ube Industries Ltd.	46	156
Umicore	1	281
UPM-Kymmene Oyj	24	485
Vedanta Resources Plc	3	133
Viohalco	4	56
Voestalpine AG	5	391
Wacker Chemie AG	-	103
Xstrata Plc	29	2,042
Yamato Kogyo Co. Ltd.	2	77
Yara International ASA	8	377
Zeon Corp.	7	42
Zinifex Ltd.	21	226
		62,941

TELECOMMUNICATION SERVICES - 6.1%
Belgacom SA	8	388
Bouygues (b)	10	871
BT Group Plc	370	2,006
Cable & Wireless Plc	109	404
Cosmote Mobile Telecommunications SA	6	209
Deutsche Telekom AG	129	2,842
Elisa Oyj	7	204
France Telecom SA (b)	83	2,999
Hellenic Telecommunications Organization SA	14	504
Hutchison Telecommunications International Ltd.	57	86
Jupiter Telecommunications Co. Ltd. (c)	-	98
KDDI Corp.	-	821
Millicom International Cellular SA	1	172

Mobistar SA	2	138
Neuf Cegetel	1	71
Nippon Telegraph & Telephone Corp.	-	1,203
NTT DoCoMo Inc.	1	1,230
PCCW Ltd.	203	120
Portugal Telecom SGPS SA	37	477
Royal KPN NV	88	1,607
Singapore Telecommunications Ltd.	359	987
SoftBank Corp.	34	687
Swisscom AG	1	389
Tele2 AB	13	264
Telecom Corp. of New Zealand Ltd. (b)	84	282
Telecom Italia SpA	490	1,523
Telecom Italia SpA - RNC	276	657
Telefonica SA	196	6,380
Telekom Austria AG	16	447
Telenor ASA (c)	38	907
TeliaSonera AB	101	948
Telstra Corp. Ltd.	132	542
Telstra Corp. Ltd. - INS RECP	66	182
Vodafone Group Plc	2,424	9,063
		39,708

UTILITIES - 5.7%
AEM SpA (b) (c)	22	102
AGL Energy Ltd. (b)	20	233
Centrica Plc	171	1,219
Cheung Kong Infrastructure Holdings Ltd. (b)	23	85
Chubu Electric Power Co. Inc.	30	780
Chugoku Electric Power Co. Inc. (b)	6	122
CLP Holdings Ltd.	60	407
Contact Energy Ltd. (b)	13	80
E.ON AG (b)	28	6,060
Electric Power Development Co.	7	269
Electricite de France	5	543
Enel SpA	198	2,349
Energias de Portugal SA	92	604
Fortum Oyj	20	918
Gas Natural SDG SA	5	309
Gaz de France	9	531
Hokkaido Electric Power Co. Inc. (b)	9	185
Hokuriku Electric Power Co.	5	94
Hong Kong & China Gas	163	496
HongKong Electric Holdings	61	346
Iberdrola Renovables	30	252

Iberdrola SA (b)	171	2,600
International Power Plc	69	622
Kansai Electric Power Co. Inc.	35	820
Kelda Group Plc	13	284
Kyushu Electric Power Co. Inc.	18	439
National Grid Plc	119	1,978
Osaka Gas Co. Ltd.	90	354
Public Power Corp.	5	265
Red Electrica de Espana SA	5	311
RWE AG	2	225
RWE AG	20	2,851
Scottish & Southern Energy Plc	40	1,309
Severn Trent Plc	10	317
Shikoku Electric Power Co. Inc.	4	112
Snam Rete Gas SpA	39	250
Sociedad General de Aguas de Barcelona SA (b)	2	96
Suez SA (b)	47	3,226
Terna SpA	53	214
Tohoku Electric Power Co. Inc. (b)	20	439
Tokyo Electric Power Co. Inc.	56	1,437
Tokyo Gas Co. Ltd.	106	495
Union Fenosa SA	5	331
United Utilities Plc	40	601
Veolia Environnement (b)	16	1,459
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	3	240
		37,259

Total Common Stocks (cost $483,403)		634,538

PREFERRED STOCKS - 0.3%
CONSUMER DISCRETIONARY - 0.2%
Porsche AG	-	800
Volkswagen AG	5	705
		1,505

CONSUMER STAPLES - 0.0%
Ito En Ltd.	1	9

HEALTH CARE - 0.1%
Fresenius AG	2	155

Total Preferred Stocks (cost $814)		1,669

RIGHTS - 0.0%
Dowa Mining Co. Ltd. (f)	10	-

Warf Holdings Ltd. - Rights	7	9

Total Rights (cost $0)		9

SHORT TERM INVESTMENTS - 20.8%
Mutual Funds - 2.6%
JNL Money Market Fund, 4.58% (a) (h)	17,316	17,316

Securities Lending Collateral - 18.0%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (h)	118,261	118,261

U.S. Treasury Securities - 0.2%
U.S. Treasury Bill, 2.81%, 03/20/08 (n)	1,280	1,272

Total Short Term Investments (cost $136,849)		136,849

Total Investments - 117.8% (cost $621,066)		773,065

Other Assets and Liabilities, Net - (17.8%)		-117,033

Total Net Assets - 100%		$656,032

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
COMMON STOCKS - 97.4%
CONSUMER DISCRETIONARY - 12.2%
99 Cents Only Stores (b) (c)	18	$146
Advance Auto Parts Inc.	40	1,535
Aeropostale Inc. (b) (c)	27	714
American Eagle Outfitters Inc.	86	1,787
American Greetings Corp.	22	448
AnnTaylor Stores Corp. (c)	25	642
ArvinMeritor Inc. (b)	28	333
Barnes & Noble Inc. (b)	20	676
Belo Corp. (b)	36	624
Blyth Inc. (b)	10	218
Bob Evans Farms Inc. (b)	14	375
Borders Group Inc. (b)	24	254
BorgWarner Inc.	46	2,248
Boyd Gaming Corp. (b)	23	786
Brinker International Inc.	43	839
Callaway Golf Co. (b)	26	455
Career Education Corp. (b) (c)	37	928
Carmax Inc. (b) (c)	87	1,721

CBRL Group Inc.	10	328
Charming Shoppes Inc. (b) (c)	49	265
Cheesecake Factory Inc. (b) (c)	30	705
Chico’s FAS Inc. (b) (c)	72	653
Chipotle Mexican Grill Inc. - Class A (b) (c)	13	1,932
Coldwater Creek Inc. (b) (c)	25	168
Collective Brands Inc. (b) (c)	27	468
Corinthian Colleges Inc. (b) (c)	35	536
DeVry Inc. (b)	24	1,245
Dick’s Sporting Goods Inc. (b) (c)	33	918
Dollar Tree Stores Inc. (c)	37	959
Entercom Communications Corp.	10	140
Foot Locker Inc.	62	842
Furniture Brands International Inc. (b)	18	184
Gentex Corp. (b)	57	1,019
Getty Images Inc. (c)	19	546
Guess? Inc. (b)	22	820
HanesBrands Inc. (b) (c)	39	1,049
Harte-Hanks Inc.	20	340
Hovnanian Enterprises Inc. - Class A (b) (c)	15	107
International Speedway Corp. - Class A	13	515
ITT Educational Services Inc. (b) (c)	12	1,034
John Wiley & Sons Inc.	18	769
Lamar Advertising Co. (b)	32	1,536
Lear Corp. (b) (c)	32	876
Lee Enterprises Inc. (b)	16	229
Life Time Fitness Inc. (b) (c)	13	624
Matthews International Corp. - Class A (b)	13	588
MDC Holdings Inc. (b)	14	526
Media General Inc. (b)	9	199
Modine Manufacturing Co. (b)	14	225
Mohawk Industries Inc. (b) (c)	22	1,664
NetFlix Inc. (b) (c)	20	535
NVR Inc. (b) (c)	2	1,072
O’Reilly Automotive Inc. (b) (c)	46	1,489
Pacific Sunwear of California Inc. (c)	28	394
PetSmart Inc. (b)	52	1,233
Phillips-Van Heusen	22	824
Regis Corp.	18	499
Rent-A-Center Inc. (b) (c)	29	415
Ross Stores Inc. (b)	55	1,414
Ruby Tuesday Inc. (b)	21	203
Ryland Group Inc. (b)	17	466
Saks Inc. (b)	57	1,188
Scholastic Corp. (b) (c)	11	376

Scientific Games Corp. - Class A (b) (c)	27	885
Service Corp. International (b)	115	1,613
Sotheby’s Holdings - Class A (b)	27	1,035
Strayer Education Inc.	6	986
Thor Industries Inc. (b)	14	540
Timberland Co. - Class A (b) (c)	20	365
Toll Brothers Inc. (b) (c)	51	1,015
Tupperware Brands Corp. (b)	25	839
Urban Outfitters Inc. (b) (c)	45	1,238
Valassis Communications Inc. (b) (c)	19	220
Warnaco Group Inc. (c)	18	628
Williams-Sonoma Inc. (b)	35	918
		57,128

CONSUMER STAPLES - 3.1%
Alberto-Culver Co.	34	823
BJ’s Wholesale Club Inc. (c)	26	877
Church & Dwight Co. Inc. (b)	26	1,424
Corn Products International Inc.	30	1,090
Energizer Holdings Inc. (b) (c)	23	2,560
Hansen Natural Corp. (c)	24	1,072
Hormel Foods Corp.	29	1,169
JM Smucker Co.	23	1,181
Lancaster Colony Corp. (b)	9	350
NBTY Inc. (c)	23	633
PepsiAmericas Inc.	23	781
Ruddick Corp. (b)	15	530
Smithfield Foods Inc. (b) (c)	47	1,364
Tootsie Roll Industries Inc. (b)	11	292
Universal Corp. (b)	11	579
		14,725

ENERGY - 9.6%
Arch Coal Inc. (b)	57	2,575
Bill Barrett Corp. (b) (c)	14	578
Cameron International Corp. (c)	87	4,200
Cimarex Energy Co. (b)	33	1,413
Denbury Resources Inc. (c)	98	2,911
Encore Acquisition Co. (b) (c)	22	731
Exterran Holdings Inc. (c)	26	2,156
FMC Technologies Inc. (b) (c)	52	2,946
Forest Oil Corp. (b) (c)	35	1,790
Frontier Oil Corp. (b)	42	1,722
Grant Prideco Inc. (b) (c)	51	2,854
Helmerich & Payne Inc. (b)	41	1,654

Newfield Exploration Co. (b) (c)	52	2,746
Overseas Shipholding Group Inc. (b)	12	870
Patterson-UTI Energy Inc. (b)	63	1,221
Pioneer Natural Resources Co. (b)	49	2,375
Plains Exploration & Production Co. (c)	45	2,441
Pride International Inc. (b) (c)	67	2,265
Quicksilver Resources Inc. (b) (c)	21	1,229
Southwestern Energy Co. (c)	68	3,806
Superior Energy Services Inc. (b) (c)	33	1,119
Tidewater Inc. (b)	22	1,221
		44,823

FINANCIALS - 15.2%
Alexandria Real Estate Equities Inc.	13	1,290
AMB Property Corp.	40	2,305
American Financial Group Inc.	30	864
AmeriCredit Corp. (b) (c)	47	598
Arthur J Gallagher & Co. (b)	38	919
Associated Bancorp (b)	51	1,376
Astoria Financial Corp.	34	787
Bank of Hawaii Corp.	20	1,008
BRE Properties Inc. - Class A (b)	21	837
Broadridge Financial Solutions Inc.	56	1,247
Brown & Brown Inc.	45	1,066
Camden Property Trust	23	1,087
Cathay General Bancorp (b)	21	545
City National Corp.	16	972
Colonial BancGroup Inc. (b)	63	852
Commerce Group Inc. (b)	18	633
Cousins Properties Inc. (b)	15	342
Cullen/Frost Bankers Inc. (b)	24	1,206
Duke Realty Corp.	58	1,501
Eaton Vance Corp. (b)	50	2,249
Equity One Inc. (b)	15	352
Everest Re Group Ltd.	25	2,544
Federal Realty Investors Trust	23	1,882
Fidelity National Financial Inc. - Class A	88	1,290
First American Corp. (b)	37	1,259
First Community Bancorp Inc. (b)	10	430
First Niagara Financial Group Inc. (b)	43	524
FirstMerit Corp. (b)	32	637
Hanover Insurance Group Inc. (b)	21	955
HCC Insurance Holdings Inc.	45	1,290
Health Care REIT Inc. (b)	34	1,531
Highwoods Properties Inc. (b)	23	674

Horace Mann Educators Corp.	17	320
Hospitality Properties Trust	38	1,209
IndyMac Bancorp Inc. (b)	30	180
Jefferies Group Inc.	45	1,030
Jones Lang LaSalle Inc.	15	1,063
Liberty Property Trust	36	1,050
Macerich Co. (b)	29	2,046
Mack-Cali Realty Corp.	27	921
Mercury General Corp. (b)	14	719
Nationwide Health Properties Inc. (b)	36	1,139
New York Community Bancorp Inc. (b)	131	2,296
Old Republic International Corp. (b)	93	1,426
PMI Group Inc. (b)	32	423
Potlatch Corp. (b)	16	715
Protective Life Corp.	28	1,149
Radian Group Inc. (b)	32	376
Raymond James Financial Inc. (b)	38	1,230
Rayonier Inc. (b)	31	1,470
Realty Income Corp. (b)	41	1,116
Regency Centers Corp.	28	1,794
SEI Investments Co. (b)	52	1,660
StanCorp Financial Group Inc.	20	995
SVB Financial Group (b) (c)	14	691
Synovus Financial Corp.	140	1,432
TCF Financial Corp. (b)	44	785
UDR Inc. (b)	55	1,089
Unitrin Inc. (b)	20	940
Waddell & Reed Financial Inc. - Class A	34	1,236
Washington Federal Inc.	36	758
Webster Financial Corp. (b)	22	688
Weingarten Realty Investors (b)	31	965
WestAmerica Bancorp (b)	12	531
Wilmington Trust Corp. (b)	27	960
WR Berkley Corp.	65	1,933
		71,387

HEALTH CARE - 12.4%
Advanced Medical Optics Inc. (b) (c)	24	586
Affymetrix Inc. (b) (c)	28	642
Apria Healthcare Group Inc. (b) (c)	17	376
Beckman Coulter Inc.	25	1,804
Cephalon Inc. (b) (c)	27	1,948
Cerner Corp. (b) (c)	26	1,480
Charles River Laboratories International Inc. (b) (c)	27	1,788
Community Health Systems Inc. (b) (c)	38	1,411

Covance Inc. (b) (c)	26	2,211
DENTSPLY International Inc.	61	2,743
Edwards Lifesciences Corp. (b) (c)	23	1,060
Endo Pharmaceuticals Holdings Inc. (c)	54	1,429
Gen-Probe Inc. (c)	21	1,331
Health Management Associates Inc. (b)	96	574
Health Net Inc. (c)	45	2,153
Henry Schein Inc. (b) (c)	36	2,191
Hillenbrand Industries Inc. (b)	25	1,379
Hologic Inc. (c)	50	3,418
Intuitive Surgical Inc. (b) (c)	15	5,003
Invitrogen Corp. (b) (c)	19	1,742
Kindred Healthcare Inc. (c)	13	319
Kinetic Concepts Inc. (b) (c)	21	1,148
LifePoint Hospitals Inc. (b) (c)	23	695
Lincare Holdings Inc. (b) (c)	32	1,137
Medics Pharmaceutical Corp. (b)	23	587
Millennium Pharmaceuticals Inc. (b) (c)	130	1,947
Omnicare Inc. (b)	49	1,108
Par Pharmaceutical Cos. Inc. (b) (c)	14	337
PDL BioPharma Inc. (b) (c)	48	841
Perrigo Co. (b)	31	1,080
Pharmaceutical Product Development Inc.	42	1,711
Psychiatric Solutions Inc. (b) (c)	22	714
Resmed Inc. (b) (c)	31	1,627
Sepracor Inc. (b) (c)	43	1,124
STERIS Corp.	26	743
Techne Corp. (c)	16	1,041
Universal Health Services Inc. (b)	22	1,101
Valeant Pharmaceutical International (c)	37	438
Varian Inc. (c)	12	812
VCA Antech Inc. (c)	34	1,485
Ventana Medical Systems Inc. (b) (c)	12	1,031
Vertex Pharmaceuticals Inc. (c)	53	1,223
WellCare Health Plans Inc. (b) (c)	17	725
		58,243

INDUSTRIALS - 15.2%
AGCO Corp. (b) (c)	37	2,491
AirTran Holdings Inc. (b) (c)	37	264
Alaska Air Group Inc. (b) (c)	17	422
Alexander & Baldwin Inc. (b)	18	913
Alliant Techsystems Inc. (b) (c)	13	1,503
Ametek Inc.	43	2,036
Avis Budget Group Inc. (c)	43	555

BE Aerospace Inc. (c)	37	1,960
Brink’s Co.	19	1,156
Carlisle Cos. Inc. (b)	25	920
ChoicePoint Inc. (c)	29	1,067
Con-Way Inc. (b)	19	774
Copart Inc. (c)	29	1,229
Corporate Executive Board Co.	14	866
Crane Co.	20	866
Deluxe Corp.	21	706
Donaldson Co. Inc.	28	1,322
DRS Technologies Inc. (b)	16	893
Dun & Bradstreet Corp.	24	2,089
Fastenal Co. (b)	51	2,076
Federal Signal Corp. (b)	19	211
Flowserve Corp.	23	2,197
GATX Corp.	19	698
Graco Inc. (b)	25	945
Granite Construction Inc. (b)	15	525
Harsco Corp.	34	2,160
Herman Miller Inc. (b)	25	800
HNI Corp. (b)	19	667
Hubbell Inc. - Class B	23	1,212
IDEX Corp.	32	1,173
JB Hunt Transport Services Inc. (b)	35	960
JetBlue Airways Corp. (b) (c)	74	438
Joy Global Inc.	43	2,850
Kansas City Southern (b) (c)	31	1,058
KBR Inc. (c)	68	2,628
Kelly Services Inc. - Class A (b)	9	174
Kennametal Inc.	31	1,178
Korn/Ferry International (b) (c)	19	366
Lincoln Electric Holdings Inc.	17	1,218
Manpower Inc.	33	1,856
Mine Safety Appliances Co. (b)	12	618
MSC Industrial Direct Co. - Class A (b)	20	791
Navigant Consulting Inc. (b) (c)	19	255
Nordson Corp. (b)	13	777
Oshkosh Truck Corp. (b)	30	1,399
Pentair Inc. (b)	40	1,388
Quanta Services Inc. (c)	69	1,809
Republic Services Inc. - Class A	65	2,028
Rollins Inc.	17	329
Roper Industries Inc.	35	2,219
SPX Corp.	21	2,169
Stericycle Inc. (c)	35	2,080

Teleflex Inc.	16	989
Thomas & Betts Corp. (b) (c)	20	999
Timken Co.	38	1,244
Trinity Industries Inc. (b)	33	924
United Rentals Inc. (c)	30	551
URS Corp. (c)	32	1,746
Wabtec Corp.	20	686
Werner Enterprises Inc. (b)	19	316
YRC Worldwide Inc. (b) (c)	23	392
		71,131

INFORMATION TECHNOLOGY - 14.2%
3Com Corp. (b) (c)	162	730
ACI Worldwide Inc. (b) (c)	15	288
Activision Inc. (c)	118	3,491
Acxiom Corp.	27	321
ADC Telecommunications Inc. (c)	47	731
ADTRAN Inc. (b)	25	525
Advent Software Inc. (b) (c)	7	378
Alliance Data Systems Corp. (b) (c)	32	2,417
Amphenol Corp. - Class A	71	3,310
Arrow Electronics Inc. (c)	50	1,946
Atmel Corp. (c)	179	772
Avnet Inc. (c)	60	2,099
Avocent Corp. (b) (c)	21	486
Cadence Design Systems Inc. (c)	109	1,850
CommScope Inc. (b) (c)	27	1,322
Cree Inc. (b) (c)	35	957
CSG Systems International Inc. (b) (c)	14	202
Cypress Semiconductor Corp. (c)	64	2,314
Diebold Inc. (b)	27	783
Digital River Inc. (b) (c)	17	546
DST Systems Inc. (b) (c)	21	1,715
Dycom Industries Inc. (b) (c)	17	452
F5 Networks Inc. (b) (c)	35	985
Fair Isaac Corp. (b)	22	714
Fairchild Semiconductor International Inc. (b) (c)	50	727
Foundry Networks Inc. (c)	61	1,060
Gartner Inc. - Class A (c)	28	485
Global Payments Inc. (b)	32	1,479
Harris Corp.	55	3,456
Imation Corp. (b)	14	294
Ingram Micro Inc. - Class A (c)	58	1,052
Integrated Device Technology Inc. (c)	78	884
International Rectifier Corp. (b) (c)	29	987

Intersil Corp. (b)	53	1,303
Jack Henry & Associates Inc. (b)	32	786
Kemet Corp. (b) (c)	34	228
Lam Research Corp. (b) (c)	54	2,340
Macrovision Corp. (b) (c)	23	415
McAfee Inc. (c)	64	2,398
Mentor Graphics Corp. (b) (c)	37	399
Metavante Technologies Inc. (b)	35	814
MoneyGram International Inc. (b)	34	517
MPS Group Inc. (c)	40	435
National Instruments Corp. (b)	24	786
NCR Corp. (c)	73	1,839
Palm Inc. (b) (c)	43	272
Parametric Technology Corp. (b) (c)	47	843
Plantronics Inc. (b)	20	510
Polycom Inc. (b) (c)	36	1,012
RF Micro Devices Inc. (b) (c)	118	677
Semtech Corp. (b) (c)	26	408
Silicon Laboratories Inc. (c)	23	850
SRA International Inc. - Class A (c)	17	498
Sybase Inc. (c)	36	950
Synopsys Inc. (c)	58	1,502
Tech Data Corp. (c)	22	834
TriQuint Semiconductor Inc. (c)	54	359
ValueClick Inc. (c)	40	874
Vishay Intertechnology Inc. (b) (c)	77	873
Western Digital Corp. (b) (c)	88	2,651
Wind River Systems Inc. (c)	30	265
Zebra Technologies Corp. (b) (c)	28	971
		66,367

MATERIALS - 6.9%
Airgas Inc.	33	1,730
Albemarle Corp.	32	1,307
Cabot Corp. (b)	25	841
Carpenter Technology Corp. (b)	20	1,497
CF Industries Holdings Inc.	19	2,108
Chemtura Corp. (b)	98	765
Cleveland-Cliffs Inc. (b)	16	1,652
Commercial Metals Co.	48	1,404
Cytec Industries Inc.	17	1,033
Ferro Corp. (b)	17	361
FMC Corp.	31	1,684
Louisiana-Pacific Corp. (b)	43	583
Lubrizol Corp.	28	1,497

Martin Marietta Materials Inc.	17	2,220
Minerals Technologies Inc. (b)	8	530
Olin Corp. (b)	30	589
Packaging Corp. of America	37	1,043
Reliance Steel & Aluminum Co.	27	1,437
RPM International Inc.	50	1,010
Scotts Miracle-Gro Co. (b)	18	664
Sensient Technologies Corp. (b)	19	551
Sonoco Products Co.	40	1,315
Steel Dynamics Inc.	39	2,315
Temple-Inland Inc.	43	892
Terra Industries Inc. (c)	37	1,753
Valspar Corp.	41	917
Worthington Industries Inc. (b)	28	497
		32,195

TELECOMMUNICATION SERVICES - 0.9%
Cincinnati Bell Inc. (b) (c)	99	468
NeuStar Inc. - Class A (b) (c)	30	874
Telephone & Data Systems Inc.	43	2,674
		4,016

UTILITIES - 7.7%
AGL Resources Inc.	31	1,167
Alliant Energy Corp.	44	1,810
Aqua America Inc. (b)	53	1,122
Aquila Inc. (c)	149	555
Black Hills Corp. (b)	15	659
DPL Inc. (b)	46	1,364
Energen Corp.	29	1,845
Energy East Corp. (b)	64	1,747
Equitable Resources Inc.	49	2,599
Great Plains Energy Inc. (b)	35	1,020
Hawaiian Electric Industries Inc. (b)	33	753
IDACORP Inc. (b)	18	644
MDU Resources Group Inc.	74	2,041
National Fuel Gas Co. (b)	33	1,560
Northeast Utilities	63	1,969
NSTAR (b)	43	1,547
OGE Energy Corp.	37	1,331
Oneok Inc. (b)	42	1,889
PNM Resources Inc.	30	653
Puget Energy Inc. (b)	47	1,300
SCANA Corp. (b)	47	1,996
Sierra Pacific Resources	94	1,601

Vectren Corp. (b)	31	903
Westar Energy Inc. (b)	36	945
WGL Holdings Inc. (b)	20	666
Wisconsin Energy Corp. (b)	47	2,283
		35,969

Total Common Stocks (cost $413,185)		455,984

SHORT TERM INVESTMENTS - 40.0%
Mutual Funds - 2.7%
JNL Money Market Fund, 4.58% (a) (h)	12,557	12,557

Securities Lending Collateral - 37.2%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (h)	174,257	174,257

U.S. Treasury Securities - 0.1%
U.S. Treasury Bill, 2.81%, 03/20/08 (n)	500	497

Total Short Term Investments (cost $187,311)		187,311

Total Investments - 137.4% (cost $600,496)		643,295

Other Assets and Liabilities, Net - (37.4%)		-175,184

Total Net Assets - 100%		$468,111

JNL/Mellon Capital Management S&P 500 Index Fund
COMMON STOCKS - 98.0%
CONSUMER DISCRETIONARY - 8.4%
Abercrombie & Fitch Co. - Class A	4	$325
Amazon.com Inc. (b) (c)	16	1,441
Apollo Group Inc. - Class A (b) (c)	7	473
AutoNation Inc. (c)	7	107
AutoZone Inc. (c)	2	266
Bed Bath & Beyond Inc. (b) (c)	14	403
Best Buy Co. Inc. (b)	20	1,055
Big Lots Inc. (b) (c)	5	74
Black & Decker Corp. (b)	4	248
Brunswick Corp.	4	67
Carnival Corp.	22	989
CBS Corp. - Class B	35	956
Centex Corp. (b)	6	158
Circuit City Stores Inc. (b)	6	23
Clear Channel Communications Inc.	25	848

Coach Inc. (c)	18	546
Comcast Corp. - Class A (c)	157	2,862
Darden Restaurants Inc.	7	186
Dillard’s Inc. - Class A (b)	3	47
DirecTV Group Inc. (c)	37	856
DR Horton Inc. (b)	12	164
Eastman Kodak Co. (b)	15	335
EW Scripps Co. (b)	5	203
Expedia Inc. (b) (c)	10	317
Family Dollar Stores Inc. (b)	7	137
Ford Motor Co. (b) (c)	103	692
Fortune Brands Inc.	8	550
GameStop Corp. - Class A (c)	8	499
Gannett Co. Inc.	12	457
Gap Inc.	27	566
General Motors Corp. (b)	29	718
Genuine Parts Co.	9	411
Goodyear Tire & Rubber Co. (c)	10	296
H&R Block Inc. (b)	17	323
Harley-Davidson Inc. (b)	13	597
Harman International Industries Inc. (b)	3	219
Harrah’s Entertainment Inc.	9	821
Hasbro Inc. (b)	8	193
Home Depot Inc.	86	2,308
InterActiveCorp (c)	11	284
International Game Technology	16	713
Interpublic Group of Cos. Inc. (b) (c)	21	173
J.C. Penney Co. Inc.	11	491
Johnson Controls Inc.	30	1,077
Jones Apparel Group Inc.	5	79
KB Home (b)	4	84
Kohl’s Corp. (c)	16	731
Leggett & Platt Inc. (b)	10	171
Lennar Corp. (b)	6	113
Limited Brands Inc. (b)	16	299
Liz Claiborne Inc. (b)	5	102
Lowe’s Cos. Inc.	74	1,671
Macy’s Inc.	24	610
Marriott International Inc. - Class A (b)	16	558
Mattel Inc.	18	341
McDonald’s Corp.	60	3,560
McGraw-Hill Cos. Inc.	17	745
Meredith Corp.	2	124
New York Times Co. - Class A	6	107
Newell Rubbermaid Inc.	14	374

News Corp. Inc. - Class A	117	2,407
Nike Inc. - Class B (b)	19	1,211
Nordstrom Inc. (b)	11	412
Office Depot Inc. (c)	14	190
OfficeMax Inc.	4	71
Omnicom Group Inc.	16	756
Polo Ralph Lauren Corp. (b)	3	184
Pulte Homes Inc.	10	102
RadioShack Corp. (b)	7	121
Sears Holdings Corp. (b) (c)	4	420
Sherwin-Williams Co. (b)	5	298
Snap-On Inc.	3	156
Stanley Works	4	193
Staples Inc.	35	818
Starbucks Corp. (c)	37	749
Starwood Hotels & Resorts Worldwide Inc.	10	457
Target Corp.	43	2,148
Tiffany & Co. (b)	7	322
Time Warner Inc.	189	3,122
TJX Cos. Inc.	23	650
VF Corp.	5	320
Viacom Inc. - Class B (b) (c)	35	1,519
Walt Disney Co.	97	3,133
Washington Post Co.	-	233
Wendy’s International Inc.	5	127
Whirlpool Corp. (b)	4	343
Wyndham Worldwide Corp. (b)	8	193
Yum! Brands Inc.	26	1,014
		55,812

CONSUMER STAPLES - 10.0%
Altria Group Inc.	107	8,059
Anheuser-Busch Cos. Inc.	37	1,954
Archer-Daniels-Midland Co.	33	1,517
Avon Products Inc.	21	835
Brown-Forman Corp. - Class B (b)	4	307
Campbell Soup Co.	12	413
Clorox Co. (b)	7	465
Coca-Cola Co.	101	6,186
Coca-Cola Enterprises Inc. (b)	15	382
Colgate-Palmolive Co.	26	2,018
ConAgra Foods Inc.	25	590
Constellation Brands Inc. - Class A (b) (c)	10	229
Costco Wholesale Corp.	22	1,553
CVS Caremark Corp.	75	2,985

Dean Foods Co. (b)	6	167
Estee Lauder Cos. Inc. (b)	6	261
General Mills Inc.	17	948
Hershey Co. (b)	9	357
HJ Heinz Co.	16	753
Kellogg Co.	12	653
Kimberly-Clark Corp. (b)	22	1,511
Kraft Foods Inc. - Class A	79	2,567
Kroger Co.	35	935
McCormick & Co. Inc. (b)	7	260
Molson Coors Brewing Co. (b)	7	339
Pepsi Bottling Group Inc.	7	265
PepsiCo Inc.	82	6,213
Procter & Gamble Co.	158	11,602
Reynolds American Inc. (b)	9	578
Safeway Inc.	22	750
Sara Lee Corp.	37	595
SUPERVALU Inc.	11	411
SYSCO Corp.	31	970
Tyson Foods Inc. (b)	13	202
UST Inc. (b)	8	455
Walgreen Co.	50	1,921
Wal-Mart Stores Inc.	122	5,780
Whole Foods Market Inc. (b)	7	278
WM Wrigley Jr. Co.	11	628
		66,892

ENERGY - 12.6%
Anadarko Petroleum Corp. (b)	24	1,550
Apache Corp.	17	1,814
Baker Hughes Inc.	16	1,305
BJ Services Co.	16	377
Chesapeake Energy Corp. (b)	23	905
Chevron Corp.	108	10,076
ConocoPhillips	82	7,279
Consol Energy Inc. (b)	9	678
Devon Energy Corp.	23	2,014
El Paso Corp.	36	618
ENSCO International Inc. (b)	7	432
EOG Resources Inc. (b)	12	1,099
Exxon Mobil Corp.	278	26,070
Halliburton Co.	45	1,693
Hess Corp. (b)	14	1,424
Marathon Oil Corp.	36	2,211
Murphy Oil Corp.	9	783

Nabors Industries Ltd. (b) (c)	15	403
National Oilwell Varco Inc. (c)	18	1,317
Noble Corp.	13	754
Noble Energy Inc.	8	668
Occidental Petroleum Corp.	42	3,244
Peabody Energy Corp. (b)	13	797
Range Resources Corp. (b)	8	387
Rowan Cos. Inc.	5	210
Schlumberger Ltd.	60	5,941
Smith International Inc. (b)	10	738
Spectra Energy Corp.	32	833
Sunoco Inc.	6	433
Tesoro Corp.	7	320
Transocean Inc.	16	2,313
Valero Energy Corp. (b)	28	1,969
Weatherford International Ltd. (c)	17	1,177
Williams Cos. Inc.	31	1,094
XTO Energy Inc. (b)	24	1,247
		84,173

FINANCIALS - 17.2%
ACE Ltd.	16	995
AFLAC Inc.	25	1,556
Allstate Corp.	30	1,560
AMBAC Financial Group Inc. (b)	5	129
American Capital Strategies Ltd. (b)	9	294
American Express Co.	60	3,120
American International Group Inc.	130	7,572
Ameriprise Financial Inc.	12	645
Aon Corp.	14	678
Apartment Investment & Management Co. (b)	4	153
Assurant Inc. (b)	5	310
AvalonBay Communities Inc. (b)	4	376
Bank of America Corp.	225	9,272
Bank of New York Mellon Corp. (a)	58	2,815
BB&T Corp. (b)	27	826
Bear Stearns Cos. Inc. (b)	6	522
Boston Properties Inc.	6	545
Capital One Financial Corp. (b)	20	962
CB Richard Ellis Group Inc. - Class A (b) (c)	11	237
Charles Schwab Corp.	47	1,196
Chubb Corp.	20	1,083
Cincinnati Financial Corp. (b)	9	363
CIT Group Inc. (b)	9	219
Citigroup Inc.	254	7,468

CME Group Inc.	3	1,869
Comerica Inc. (b)	8	335
Commerce Bancorp Inc.	10	369
Countrywide Financial Corp. (b)	28	249
Developers Diversified Realty Corp. (b)	6	223
Discover Financial Services	25	377
E*Trade Financial Corp. (b) (c)	20	71
Equity Residential	14	528
Fannie Mae	49	1,976
Federated Investors Inc. - Class B	4	165
Fifth Third Bancorp	27	683
First Horizon National Corp. (b)	6	104
Forestar Real Estate Group Inc.	2	43
Franklin Resources Inc.	8	931
Freddie Mac	32	1,106
General Growth Properties Inc.	12	489
Genworth Financial Inc. - Class A	22	561
Goldman Sachs Group Inc.	21	4,421
Guaranty Financial Group Inc.	2	29
Hartford Financial Services Group Inc.	16	1,408
Host Hotels & Resorts Inc.	26	443
Hudson City Bancorp Inc. (b)	28	417
Huntington Bancshares Inc.	17	255
IntercontinentalExchange Inc. (c)	3	655
Janus Capital Group Inc. (b)	8	265
JPMorgan Chase & Co.	171	7,482
KeyCorp	20	474
Kimco Realty Corp.	12	445
Legg Mason Inc. (b)	6	470
Lehman Brothers Holdings Inc.	27	1,764
Leucadia National Corp. (b)	8	374
Lincoln National Corp.	14	804
Loews Corp.	22	1,109
M&T Bank Corp. (b)	4	307
Marsh & McLennan Cos. Inc.	28	730
Marshall & Ilsley Corp. (b)	13	335
MBIA Inc. (b)	6	115
Merrill Lynch & Co. Inc.	44	2,348
MetLife Inc.	38	2,323
MGIC Investment Corp. (b)	4	84
Moody’s Corp. (b)	11	382
Morgan Stanley	53	2,836
National City Corp. (b)	31	507
Northern Trust Corp. (b)	9	720
NYSE Euronext	13	1,137

Plum Creek Timber Co. Inc. (b)	9	421
PNC Financial Services Group Inc. (b)	17	1,130
Principal Financial Group Inc. (b)	13	915
Progressive Corp.	36	699
Prologis (b)	13	806
Prudential Financial Inc.	23	2,135
Public Storage Inc.	6	452
Regions Financial Corp.	35	822
Safeco Corp. (b)	5	294
Simon Property Group Inc. (b)	11	976
SLM Corp.	21	424
Sovereign Bancorp Inc. (b)	18	204
State Street Corp.	20	1,590
SunTrust Banks Inc.	18	1,097
Synovus Financial Corp. (b)	17	412
T. Rowe Price Group Inc.	13	804
Torchmark Corp. (b)	5	312
Travelers Cos. Inc.	33	1,756
U.S. Bancorp (b)	88	2,780
Unum Group (b)	18	431
Vornado Realty Trust	7	601
Wachovia Corp.	100	3,784
Washington Mutual Inc. (b)	44	595
Wells Fargo & Co.	171	5,177
XL Capital Ltd. - Class A	9	454
Zions Bancorp (b)	5	236
		114,921

HEALTH CARE - 11.8%
Abbott Laboratories	78	4,398
Aetna Inc.	26	1,501
Allergan Inc.	15	977
AmerisourceBergen Corp.	8	381
Amgen Inc. (c)	55	2,559
Applera Corp. - Applied Biosystems Group	10	324
Barr Pharmaceuticals Inc. (c)	6	308
Baxter International Inc.	32	1,860
Becton Dickinson & Co.	12	1,012
Biogen Idec Inc. (c)	15	848
Boston Scientific Corp. (c)	65	755
Bristol-Myers Squibb Co.	100	2,661
Cardinal Health Inc.	19	1,094
Celgene Corp. (b) (c)	19	891
Cigna Corp.	14	762
Coventry Health Care Inc. (c)	8	482

Covidien Ltd.	25	1,086
CR Bard Inc. (b)	5	510
Eli Lilly & Co.	50	2,673
Express Scripts Inc. (c)	13	960
Forest Laboratories Inc. (c)	16	578
Genzyme Corp. (c)	13	971
Gilead Sciences Inc. (c)	47	2,164
Hospira Inc. (c)	7	320
Humana Inc. (c)	8	623
IMS Health Inc. (b)	9	207
Johnson & Johnson	147	9,777
King Pharmaceuticals Inc. (b) (c)	11	109
Laboratory Corp. of America Holdings (b) (c)	6	426
McKesson Corp.	15	958
Medco Health Solutions Inc. (c)	13	1,356
Medtronic Inc.	58	2,893
Merck & Co. Inc.	110	6,407
Millipore Corp. (b) (c)	3	211
Mylan Inc. (b)	17	235
Patterson Cos. Inc. (b) (c)	6	221
PerkinElmer Inc.	6	146
Pfizer Inc.	351	7,975
Quest Diagnostics Inc. (b)	8	431
Schering-Plough Corp.	82	2,189
St. Jude Medical Inc. (c)	17	708
Stryker Corp. (b)	12	927
Tenet Healthcare Corp. (b) (c)	19	97
Thermo Fisher Scientific Inc. (b) (c)	21	1,200
UnitedHealth Group Inc.	67	3,909
Varian Medical Systems Inc. (c)	6	320
Waters Corp. (c)	5	386
Watson Pharmaceuticals Inc. (c)	5	127
WellPoint Inc. (c)	30	2,641
Wyeth	68	3,013
Zimmer Holdings Inc. (c)	12	797
		78,364

INDUSTRIALS - 11.4%
3M Co.	36	3,061
Allied Waste Industries Inc. (b) (c)	16	179
Avery Dennison Corp. (b)	5	272
Boeing Co.	40	3,475
Burlington Northern Santa Fe Corp.	15	1,281
Caterpillar Inc. (b)	32	2,353
CH Robinson Worldwide Inc.	9	488

Cintas Corp. (b)	7	249
Cooper Industries Ltd. - Class A	9	486
CSX Corp.	22	984
Cummins Inc.	5	663
Danaher Corp. (b)	13	1,129
Deere & Co.	23	2,100
Dover Corp.	11	490
Eaton Corp.	7	722
Emerson Electric Co.	40	2,278
Equifax Inc.	7	271
Expeditors International Washington Inc.	10	467
FedEx Corp.	16	1,399
Fluor Corp.	4	642
General Dynamics Corp.	21	1,833
General Electric Co.	515	19,097
Goodrich Corp.	7	460
Honeywell International Inc.	38	2,316
Illinois Tool Works Inc. (b)	21	1,143
Ingersoll-Rand Co. Ltd. - Class A	15	675
ITT Corp.	9	612
Jacobs Engineering Group Inc. (c)	6	563
L-3 Communications Holdings Inc.	6	682
Lockheed Martin Corp.	17	1,837
Manitowoc Co. Inc.	6	301
Masco Corp. (b)	18	379
Monster Worldwide Inc. (c)	6	198
Norfolk Southern Corp.	20	1,011
Northrop Grumman Corp.	17	1,337
Paccar Inc. (b)	19	1,036
Pall Corp.	6	224
Parker Hannifin Corp.	9	641
Pitney Bowes Inc.	10	396
Precision Castparts Corp.	7	974
Raytheon Co.	22	1,350
Robert Half International Inc. (b)	8	208
Rockwell Automation Inc.	7	506
Rockwell Collins Inc.	8	601
RR Donnelley & Sons Co.	12	437
Ryder System Inc. (b)	3	123
Southwest Airlines Co. (b)	38	467
Terex Corp. (c)	5	320
Textron Inc.	12	888
Trane Inc.	8	383
Tyco Electronics Ltd.	25	911
Tyco International Ltd.	24	970

Union Pacific Corp.	13	1,674
United Parcel Service Inc. - Class B	53	3,763
United Technologies Corp.	50	3,848
Waste Management Inc.	26	836
WW Grainger Inc. (b)	3	286
		76,275

INFORMATION TECHNOLOGY - 16.3%
Adobe Systems Inc. (c)	30	1,266
Advanced Micro Devices Inc. (b) (c)	29	220
Affiliated Computer Services Inc. - Class A (c)	5	246
Agilent Technologies Inc. (c)	19	701
Akamai Technologies Inc. (b) (c)	8	292
Altera Corp.	17	334
Analog Devices Inc.	16	517
Apple Inc. (c)	44	8,813
Applied Materials Inc.	68	1,208
Autodesk Inc. (c)	12	575
Automatic Data Processing Inc.	26	1,179
BMC Software Inc. (c)	10	374
Broadcom Corp. - Class A (b) (c)	23	603
CA Inc. (b)	19	478
Ciena Corp. (b) (c)	5	162
Cisco Systems Inc. (c)	308	8,350
Citrix Systems Inc. (c)	10	384
Cognizant Technology Solutions Corp. (c)	14	488
Computer Sciences Corp. (b) (c)	9	430
Compuware Corp. (c)	14	127
Convergys Corp. (c)	7	114
Corning Inc.	80	1,916
Dell Inc. (c)	115	2,824
eBay Inc. (c)	58	1,923
Electronic Arts Inc. (c)	15	898
Electronic Data Systems Corp.	25	514
EMC Corp. (c)	106	1,973
Fidelity National Information Services Inc.	8	343
Fiserv Inc. (c)	9	482
Google Inc. - Class A (c)	12	8,088
Hewlett-Packard Co.	131	6,593
Intel Corp.	296	7,886
International Business Machines Corp. (b)	70	7,532
Intuit Inc. (c)	18	556
Jabil Circuit Inc.	10	151
JDS Uniphase Corp. (b) (c)	12	162
Juniper Networks Inc. (c)	26	862

KLA-Tencor Corp.	9	451
Lexmark International Inc. (b) (c)	4	146
Linear Technology Corp. (b)	12	395
LSI Logic Corp. (b) (c)	34	182
MEMC Electronic Materials Inc. (c)	12	1,030
Metavante Technologies Inc.	-	-
Microchip Technology Inc. (b)	10	329
Micron Technology Inc. (b) (c)	37	270
Microsoft Corp.	408	14,533
Molex Inc. (b)	8	218
Motorola Inc.	118	1,885
National Semiconductor Corp. (b)	14	306
Network Appliance Inc. (c)	18	454
Novell Inc. (c)	20	135
Novellus Systems Inc. (b) (c)	6	159
Nvidia Corp. (c)	28	952
Oracle Corp. (c)	200	4,506
Paychex Inc.	17	611
QLogic Corp. (c)	6	88
QUALCOMM Inc.	85	3,340
SanDisk Corp. (b) (c)	11	372
Sun Microsystems Inc.	44	801
Symantec Corp. (c)	44	708
Tellabs Inc. (c)	23	151
Teradata Corp.	8	227
Teradyne Inc. (c)	9	89
Texas Instruments Inc. (b)	73	2,423
Unisys Corp. (b) (c)	18	83
VeriSign Inc. (b) (c)	12	469
Western Union Co.	39	956
Xerox Corp. (c)	48	773
Xilinx Inc. (b)	15	326
Yahoo! Inc. (c)	68	1,592
		108,524

MATERIALS - 3.3%
Air Products & Chemicals Inc.	11	1,057
Alcoa Inc.	45	1,642
Allegheny Technologies Inc.	5	434
Ashland Inc.	3	158
Ball Corp.	5	224
Bemis Co. Inc.	4	122
Dow Chemical Co.	48	1,902
Eastman Chemical Co. (b)	5	279
Ecolab Inc.	8	415

EI Du Pont de Nemours & Co.	47	2,060
Freeport-McMoRan Copper & Gold Inc. (b)	19	1,986
Hercules Inc. (b)	6	110
International Flavors & Fragrances Inc. (b)	4	205
International Paper Co.	21	668
MeadWestvaco Corp. (b)	10	310
Monsanto Co.	28	3,091
Newmont Mining Corp.	23	1,110
Nucor Corp.	15	887
Pactiv Corp. (b) (c)	6	160
PPG Industries Inc.	8	575
Praxair Inc.	16	1,429
Rohm & Haas Co. (b)	7	376
Sealed Air Corp. (b)	8	195
Sigma-Aldrich Corp.	7	365
Titanium Metals Corp. (b) (c)	4	113
United States Steel Corp.	6	715
Vulcan Materials Co. (b)	6	445
Weyerhaeuser Co.	11	796
		21,829

TELECOMMUNICATION SERVICES - 3.5%
American Tower Corp. (c)	20	860
AT&T Inc.	309	12,835
CenturyTel Inc.	5	224
Citizens Communications Co. (b)	15	197
Embarq Corp. (b)	8	376
Qwest Communications International Inc. (b) (c)	77	541
Sprint Nextel Corp.	142	1,863
Verizon Communications Inc.	147	6,424
Windstream Corp.	26	333
		23,653

UTILITIES - 3.5%
AES Corp. (c)	33	695
Allegheny Energy Inc. (c)	8	501
Ameren Corp. (b)	11	576
American Electric Power Co. Inc.	20	947
CenterPoint Energy Inc. (b)	17	297
CMS Energy Corp. (b)	10	180
Consolidated Edison Inc. (b)	13	647
Constellation Energy Group Inc.	9	919
Dominion Resources Inc. (b)	31	1,447
DTE Energy Co. (b)	8	356
Duke Energy Corp.	63	1,280

Dynegy Inc. (c)	24	168
Edison International Inc.	16	861
Entergy Corp.	10	1,177
Exelon Corp.	34	2,792
FirstEnergy Corp.	15	1,090
FPL Group Inc.	21	1,400
Integrys Energy Group Inc. (b)	4	189
Nicor Inc. (b)	2	74
NiSource Inc.	14	268
Pepco Holdings Inc.	10	279
PG&E Corp.	17	751
Pinnacle West Capital Corp. (b)	6	235
PPL Corp.	20	1,017
Progress Energy Inc.	13	614
Public Service Enterprise Group Inc.	13	1,257
Questar Corp.	8	441
Sempra Energy	13	811
Southern Co. (b)	38	1,490
TECO Energy Inc. (b)	12	203
Xcel Energy Inc. (b)	22	493
		23,455

Total Common Stocks (cost $535,232)		653,898

SHORT TERM INVESTMENTS - 13.8%
Mutual Funds - 1.8%
JNL Money Market Fund, 4.58% (a) (h)	11,720	11,720

Securities Lending Collateral - 11.9%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (h)	79,389	79,389

U.S. Treasury Securities - 0.1%
U.S. Treasury Bill, 2.81%, 03/20/08 (n)	675	671

Total Short Term Investments (cost $91,780)		91,780

Total Investments - 111.8% (cost $627,012)		745,678

Other Assets and Liabilities, Net - (11.8%)		-78,595

Total Net Assets - 100%		$667,083

JNL/Mellon Capital Management Small Cap Index Fund
COMMON STOCKS - 98.7%

CONSUMER DISCRETIONARY - 13.5%
1-800-Flowers.com Inc. (c)	6	$51
99 Cents Only Stores (b) (c)	12	99
Aaron Rents Inc. (b)	13	252
AC Moore Arts & Crafts Inc. (b) (c)	5	68
Aeropostale Inc. (b) (c)	22	589
AFC Enterprises Inc. (c)	8	93
Aftermarket Technology Corp. (c)	6	158
Ambassadors Group Inc.	4	76
Ambassadors International Inc. (b)	3	38
American Axle & Manufacturing Holdings Inc. (b)	13	237
American Greetings Corp. (b)	16	323
American Public Education Inc.	1	62
Amerigon Inc. (c)	6	130
Ameristar Casinos Inc. (b)	7	186
Arbitron Inc. (b)	8	350
Arctic Cat Inc. (b)	3	34
ArvinMeritor Inc. (b)	20	237
Asbury Automotive Group Inc.	7	100
Audiovox Corp. (c)	4	50
Avatar Holdings Inc. (b) (c)	2	65
Bally Technologies Inc. (b) (c)	15	757
Bassett Furniture Industries Inc.	2	16
Beasley Broadcast Group Inc. - Class A	1	5
Beazer Homes USA Inc. (b)	10	75
Bebe Stores Inc. (b)	6	80
Belo Corp.	24	423
Benihana Inc. - Class A (c)	3	44
Big 5 Sporting Goods Corp. (b)	6	81
BJ’s Restaurants Inc. (b) (c)	4	68
Blockbuster Inc. - Class A (b) (c)	55	215
Blue Nile Inc. (b) (c)	4	259
Bluegreen Corp. (b) (c)	6	46
Blyth Inc.	7	147
Bob Evans Farms Inc. (b)	10	273
Bon-Ton Stores Inc. (b)	3	25
Books-A-Million Inc. (b)	3	42
Borders Group Inc. (b)	17	181
Bright Horizons Family Solutions Inc. (c)	8	261
Brookfield Homes Corp. (b)	3	47
Brown Shoe Co. Inc.	12	178
Buckle Inc. (b)	4	136
Buffalo Wild Wings Inc. (c)	4	96
Build-A-Bear Workshop Inc. (c)	4	55
Building Material Holding Corp. (b)	9	49

Cabela’s Inc. - Class A (b) (c)	11	168
Cache Inc. (c)	3	28
California Pizza Kitchen Inc. (b) (c)	8	122
Callaway Golf Co. (b)	20	356
Capella Education Co. (c)	3	198
Carmike Cinemas Inc.	4	28
Carrols Restaurant Group Inc. (b) (c)	3	28
Carter’s Inc. (c)	17	320
Casual Male Retail Group Inc. (b) (c)	10	53
Cato Corp. - Class A	8	126
CBRL Group Inc.	7	228
CEC Entertainment Inc. (c)	8	217
Champion Enterprises Inc. (b) (c)	22	210
Charlotte Russe Holding Inc. (c)	7	106
Charming Shoppes Inc. (b) (c)	35	190
Charter Communications Inc. - Class A (b) (c)	118	138
Cherokee Inc. (b)	2	70
Childrens Place Retail Stores Inc. (c)	6	151
Chipotle Mexican Grill Inc. (c)	9	1,146
Christopher & Banks Corp. (b)	10	110
Churchill Downs Inc.	3	144
Cinemark Holdings Inc.	8	134
Citadel Broadcasting Corp. (b)	53	109
Citi Trends Inc. (b) (c)	4	60
CKE Restaurants Inc. (b)	18	236
CKX Inc. (b) (c)	10	120
Coinstar Inc. (b) (c)	7	210
Collective Brands Inc. (b) (c)	19	327
Columbia Sportswear Co. (b)	4	162
Conn’s Inc. (b) (c)	3	54
Cooper Tire & Rubber Co. (b)	18	294
Core-Mark Holding Co. Inc. (c)	3	80
Corinthian Colleges Inc. (b) (c)	25	378
Courier Corp.	3	95
Cox Radio Inc. - Class A (b) (c)	9	107
CPI Corp.	2	35
Crown Media Holdings Inc. (b) (c)	5	35
CSK Auto Corp. (b) (c)	12	58
CSS Industries Inc.	2	84
Cumulus Media Inc. - Class A (c)	8	62
Deckers Outdoor Corp. (b) (c)	4	562
Denny’s Corp. (c)	25	92
DeVry Inc.	17	889
DG FastChannel Inc. (c)	4	95
Dolan Media Co.	3	89

Domino’s Pizza Inc. (b)	13	170
Dover Downs Gaming & Entertainment Inc.	4	40
Dress Barn Inc. (b) (c)	13	160
Drew Industries Inc. (c)	5	143
DSW Inc. (b) (c)	5	88
Eddie Bauer Holdings Inc. (c)	9	55
Emmis Communications Corp. - Class A (b)	10	38
Empire Resorts Inc. (c)	1	4
Entercom Communications Corp.	9	123
Entravision Communications Corp. (b) (c)	20	159
Ethan Allen Interiors Inc. (b)	8	220
Exide Technologies (c)	21	167
FGX International Holdings Ltd.	3	40
Finish Line - Class A	11	26
Fisher Communications Inc. (c)	1	57
Fleetwood Enterprises Inc. (b) (c)	19	112
Fossil Inc. (c)	12	516
Fred’s Inc.	11	102
FTD Group Inc. (b)	5	59
Furniture Brands International Inc. (b)	14	143
Gaiam Inc. (b) (c)	5	143
GateHouse Media Inc. (b)	7	61
Gaylord Entertainment Co. (b) (c)	12	473
Gemstar-TV Guide International Inc. (b) (c)	71	336
Genesco Inc. (c)	7	249
GenTek Inc. (c)	3	81
G-III Apparel Group Ltd. (c)	4	55
Global Sources Ltd. (c)	5	140
Glu Mobile Inc. (c)	2	10
Gray Television Inc. (b)	13	100
Great Wolf Resorts Inc. (b) (c)	8	77
Group 1 Automotive Inc. (b)	7	168
GSI Commerce Inc. (b) (c)	5	103
Gymboree Corp. (b) (c)	9	262
Harris Interactive Inc. (c)	15	65
Haverty Furniture Cos. Inc. (b)	5	48
Hayes Lemmerz International Inc. (c)	30	136
Heelys Inc. (b) (c)	2	13
Helen of Troy Ltd. (c)	8	134
hhgregg Inc.	3	45
Hibbett Sports Inc. (b) (c)	8	167
Home Solutions of America Inc. (b) (c)	12	12
Hooker Furniture Corp. (b)	3	54
HOT Topic Inc. (b) (c)	11	63
Hovnanian Enterprises Inc. - Class A (b) (c)	10	70

Iconix Brand Group Inc. (b) (c)	15	288
IHOP Corp. (b)	5	184
Interactive Data Corp.	10	328
Interface Inc.	16	258
INVESTools Inc. (c)	14	245
iRobot Corp. (b) (c)	4	66
Isle of Capri Casinos Inc. (c)	4	55
J Crew Group Inc. (b) (c)	11	538
Jack in the Box Inc. (c)	18	461
Jackson Hewitt Tax Service Inc. (b)	8	267
Jakks Pacific Inc. (b) (c)	8	194
Jamba Inc. (b) (c)	13	50
Jo-Ann Stores Inc. (c)	6	85
JoS. A. Bank Clothiers Inc. (b) (c)	5	136
Journal Communications Inc. - Class A	13	112
Kellwood Co.	7	110
Kenneth Cole Productions Inc. (b)	2	39
Kimball International Inc. - Class B	6	88
Knology Inc. (c)	7	86
Krispy Kreme Doughnuts Inc. (c)	18	57
K-Swiss Inc. - Class A (b)	7	126
Lakes Entertainment Inc. (c)	6	39
Landry’s Restaurants Inc. (b)	4	86
La-Z-Boy Inc. (b)	14	108
Leapfrog Enterprises Inc. (c)	8	55
Lear Corp. (b) (c)	21	592
Lee Enterprises Inc. (b)	13	185
Libbey Inc.	4	63
Life Time Fitness Inc. (b) (c)	9	451
Lifetime Brands Inc. (b)	3	36
Lin TV Corp. (c)	8	93
Lincoln Educational Services Corp. (c)	1	19
Lithia Motors Inc. - Class A (b)	4	57
Live Nation Inc. (b) (c)	19	273
LKQ Corp. (b) (c)	30	623
LodgeNet Entertainment Corp. (b) (c)	7	116
Lodgian Inc. (c)	5	61
Lululemon Athletica Inc.	4	167
M/I Homes Inc.	3	34
Magna Entertainment Corp. (c)	9	9
Maidenform Brands Inc. (c)	6	76
Marcus Corp. (b)	6	96
Marine Products Corp. (b)	2	15
MarineMax Inc. (b) (c)	4	68
Martha Stewart Living Omnimedia Inc. (b) (c)	8	70

Marvel Entertainment Inc. (b) (c)	14	371
Matthews International Corp. - Class A (b)	9	418
McCormick & Schmick’s Seafood Restaurants Inc. (b) (c)	4	50
Media General Inc. (b)	6	122
Mediacom Communications Corp. (b) (c)	14	66
Men’s Wearhouse Inc.	15	407
Meritage Homes Corp. (b) (c)	7	99
Midas Inc. (b) (c)	4	60
Modine Manufacturing Co.	9	156
Monaco Coach Corp. (b)	9	80
Monarch Casino & Resort Inc. (c)	3	74
Monro Muffler Inc.	5	104
Morgans Hotel Group Co. (b) (c)	6	110
Morningstar Inc. (b) (c)	4	277
Morton’s Restaurant Group Inc. (c)	3	31
Movado Group Inc.	5	119
MTR Gaming Group Inc. (c)	6	44
Multimedia Games Inc. (b) (c)	7	55
National CineMedia Inc.	12	306
National Presto Industries Inc.	1	67
Nautilus Inc. (b)	9	42
NetFlix Inc. (b) (c)	14	360
New York & Co. Inc. (c)	6	38
Nexstar Broadcasting Group Inc. - Class A (c)	3	28
Noble International Ltd. (b)	3	45
O’Charley’s Inc.	6	92
Orbitz Worldwide Inc.	9	79
Orleans Homebuilders Inc. (b)	1	3
Overstock.com Inc. (b) (c)	4	66
Oxford Industries Inc. (b)	4	109
Pacific Sunwear of California Inc. (b) (c)	20	283
Palm Harbor Homes Inc. (b) (c)	2	22
Papa John’s International Inc. (c)	6	128
PEP Boys-Manny Moe & Jack (b)	11	126
Perry Ellis International Inc. (b) (c)	3	47
PetMed Express Inc. (c)	6	71
PF Chang’s China Bistro Inc. (b) (c)	7	157
Pier 1 Imports Inc. (b) (c)	24	123
Pinnacle Entertainment Inc. (b) (c)	17	395
Playboy Enterprises Inc. - Class B (c)	5	45
Polaris Industries Inc. (b)	10	489
Pomeroy IT Solutions Inc. (c)	1	6
Premier Exhibitions Inc. (c)	8	90
Pre-Paid Legal Services Inc. (c)	3	141
Priceline.com Inc. (b) (c)	11	1,209

PRIMEDIA Inc. (b)	12	103
Princeton Review Inc. (c)	2	20
Protection One Inc. (b) (c)	1	15
Quicksilver Inc. (c)	36	305
Radio One Inc. (b) (c)	20	48
Raser Technologies Inc. (b) (c)	9	137
RC2 Corp. (c)	6	176
RCN Corp. (b) (c)	8	122
Reading International Inc. - Class A (c)	2	20
Red Robin Gourmet Burgers Inc. (c)	5	148
Regis Corp.	13	356
Rent-A-Center Inc. (c)	20	295
Retail Ventures Inc. (b) (c)	7	36
Riviera Holdings Corp. (c)	3	95
Ruby Tuesday Inc. (b)	15	150
Russ Berrie & Co. Inc. (c)	4	70
Ruth’s Chris Steak House (c)	4	39
Saga Communications Inc. (c)	1	9
Salem Communications Corp. - Class A	2	13
Sally Beauty Holdings Inc. (c)	27	246
Sauer-Danfoss Inc.	3	79
Scholastic Corp. (c)	9	301
Sealy Corp. (b)	12	129
Select Comfort Corp. (b) (c)	14	95
Shiloh Industries Inc.	1	7
Shoe Carnival Inc. (c)	3	39
Shuffle Master Inc. (b) (c)	9	109
Shutterfly Inc. (c)	4	109
Sinclair Broadcast Group Inc. - Class A (b)	14	112
Six Flags Inc. (b) (c)	19	39
Skechers U.S.A. Inc. - Class A (c)	6	111
Skyline Corp.	2	46
Smith & Wesson Holding Corp. (b) (c)	8	48
Sonic Automotive Inc. (b)	9	176
Sonic Corp. (c)	17	373
Sotheby’s Holdings - Class A (b)	18	701
Source Interlink Cos. Inc. (b) (c)	11	30
Spanish Broadcasting System Inc. - Class A (b) (c)	11	20
Spartan Motors Inc. (b)	9	69
Speedway Motorsports Inc.	4	120
Stage Stores Inc.	12	172
Stamps.com Inc. (b) (c)	4	54
Standard Motor Products Inc. (b)	4	33
Standard-Pacific Corp. (b)	17	56
Steak n Shake Co. (b) (c)	8	82

Stein Mart Inc. (b)	7	33
Steiner Leisure Ltd. (c)	5	220
Steinway Musical Instruments Inc. (b)	2	62
Steven Madden Ltd.	6	117
Stewart Enterprises Inc. - Class A (b)	28	245
Stoneridge Inc. (c)	4	33
Strattec Security Corp.	1	28
Strayer Education Inc.	4	707
Sturm Ruger & Co. Inc. (c)	7	54
Sun-Times Media Group Inc. (b) (c)	17	38
Superior Industries International Inc. (b)	7	124
Syms Corp. (b)	2	27
Syntax-Brillian Corp. (b) (c)	17	52
Systemax Inc.	3	60
Talbots Inc. (b)	6	71
Tempur-Pedic International Inc. (b)	21	547
Tenneco Inc. (c)	13	347
Texas Roadhouse Inc. - Class A (b) (c)	14	155
Timberland Co. - Class A (b) (c)	13	244
TiVo Inc. (c)	27	227
Town Sports International Holdings Inc. (c)	4	37
Triarc Cos. Inc. - Class B (b)	17	151
True Religion Apparel Inc. (b) (c)	4	87
Trump Entertainment Resorts Inc. (b) (c)	9	38
Tuesday Morning Corp. (b)	8	40
Tupperware Brands Corp. (b)	18	580
Tween Brands Inc. (b) (c)	7	183
Ulta Salon Cosmetics & Fragr	4	63
Under Armour Inc. - Class A (b) (c)	7	304
UniFirst Corp.	4	151
Universal Electronics Inc. (c)	4	128
Universal Technical Institute Inc. (b) (c)	7	112
Vail Resorts Inc. (b) (c)	9	474
Valassis Communications Inc. (b) (c)	13	149
Value Line Inc.	-	8
ValueVision Media Inc. (c)	8	50
Visteon Corp. (b) (c)	37	164
Volcom Inc. (b) (c)	4	89
Warnaco Group Inc. (c)	13	461
WCI Communities Inc. (b) (c)	8	31
West Marine Inc. (b) (c)	4	33
Westwood One Inc.	19	37
Wet Seal Inc. (b) (c)	24	55
Weyco Group Inc. (b)	2	49
Wilsons The Leather Experts Inc. (b) (c)	3	4

Winnebago Industries Inc. (b)	9	193
WMS Industries Inc. (c)	12	428
Wolverine World Wide Inc. (b)	15	376
World Wrestling Entertainment Inc. (b)	6	95
WPT Enterprises Inc. (b) (c)	1	3
Xerium Technologies Inc.	4	22
Zale Corp. (b) (c)	14	227
Zumiez Inc. (b) (c)	5	122
		48,971

CONSUMER STAPLES - 3.0%
Alico Inc.	1	30
Alliance One International Inc. (c)	26	107
American Dairy Inc. (b) (c)	2	21
American Oriental Bioengineering Inc. (b) (c)	16	176
Andersons Inc. (b)	5	204
Arden Group Inc. - Class A (b)	-	39
Boston Beer Co. Inc. - Class A (c)	3	107
Cal-Maine Foods Inc.	4	100
Casey’s General Stores Inc.	14	422
Central Euro Distribution Corp. (b) (c)	10	588
Central Garden & Pet Co. - Class A (c)	19	103
Central Garden & Pet Co. (b) (c)	1	8
Chattem Inc. (b) (c)	5	351
Chiquita Brands International Inc. (b) (c)	12	218
Coca-Cola Bottling Co. Consolidated (b)	2	102
Darling International Inc. (b) (c)	22	250
Elizabeth Arden Inc. (c)	7	136
Farmer Brothers Co. (b)	1	26
Flowers Foods Inc. (b)	22	515
Fresh Del Monte Produce Inc.	8	277
Great Atlantic & Pacific Tea Co. (c)	6	198
Green Mountain Coffee Roasters Inc. (b) (c)	5	206
Hain Celestial Group Inc. (b) (c)	11	360
Imperial Sugar Co. (b)	3	58
Ingles Markets Inc. - Class A	4	90
Inter Parfums Inc. (b)	2	40
J&J Snack Foods Corp.	4	130
Jones Soda Co. (b) (c)	7	54
Lancaster Colony Corp. (b)	7	259
Lance Inc.	8	173
Longs Drug Stores Corp.	9	434
Mannatech Inc. (b)	4	28
Maui Land & Pineapple Co. Inc. (b) (c)	1	35
MGP Ingredients Inc.	3	28

Nash Finch Co. (b)	4	133
National Beverage Corp. (b)	2	17
Nu Skin Enterprises Inc.	15	241
Pantry Inc. (b) (c)	6	164
Peets Coffee & Tea Inc. (b) (c)	4	118
Performance Food Group Co. (b) (c)	10	270
Pilgrim’s Pride Corp. - Class B (b)	11	329
Prestige Brands Holdings Inc. (c)	10	77
PriceSmart Inc. (b)	3	104
Ralcorp Holdings Inc. (c)	8	462
Reddy Ice Holdings Inc. (b)	6	143
Revlon Inc. - Class A (c)	30	36
Ruddick Corp.	12	410
Sanderson Farms Inc. (b)	5	161
Seaboard Corp.	-	144
Spartan Stores Inc.	6	136
Spectrum Brands Inc. (b) (c)	11	60
Synutra International Inc. (b) (c)	1	31
Tootsie Roll Industries Inc. (b)	10	284
TreeHouse Foods Inc. (c)	8	191
United Natural Foods Inc. (b) (c)	12	369
Universal Corp. (b)	8	391
USANA Health Sciences Inc. (b) (c)	2	83
Vector Group Ltd. (b)	8	164
Village Super Market Inc.	1	38
WD-40 Co.	5	180
Weis Markets Inc.	3	128
Winn-Dixie Stores Inc. (b) (c)	10	165
		10,902

ENERGY - 6.4%
Allis-Chalmers Energy Inc. (b) (c)	7	103
Alon USA Energy Inc. (b)	4	98
Alpha Natural Resources Inc. (b) (c)	19	603
Arena Resources Inc. (b) (c)	9	364
Arlington Tankers Ltd. (b)	4	84
Atlas America Inc.	6	384
ATP Oil & Gas Corp. (b) (c)	6	295
Atwood Oceanics Inc. (c)	8	785
Aventine Renewable Energy Holdings Inc. (c)	8	97
Basic Energy Services Inc. (b) (c)	12	261
Berry Petroleum Co. - Class A	11	496
Bill Barrett Corp. (b) (c)	8	352
Bois d’Arc Energy Inc. (b) (c)	5	105
BPZ Energy Inc. (b) (c)	15	172
Brigham Exploration Co. (b) (c)	13	97
Bristow Group Inc. (b) (c)	6	332
Bronco Drilling Co. Inc. (b) (c)	6	94
Cal Dive International Inc. (b) (c)	12	152
Callon Petroleum Corp. (c)	6	95
CARBO Ceramics Inc. (b)	6	219
Carrizo Oil & Gas Inc. (b) (c)	7	386
Clayton Williams Energy Inc. (c)	1	33
Clean Energy Fuels Corp. (c)	3	39
Complete Production Services Inc. (c)	12	220
Comstock Resources Inc. (c)	13	433
Concho Resources Inc.	7	143
Crosstex Energy Inc. (b)	10	389
CVR Energy Inc.	6	139
Dawson Geophysical Co. (b) (c)	2	150
Delek US Holdings Inc. (b)	3	61
Delta Petroleum Corp. (b) (c)	18	336
Double Hull Tankers Inc. (b)	6	75
Dril-Quip Inc. (b) (c)	8	421
Edge Petroleum Corp. (b) (c)	8	46
Encore Acquisition Co. (b) (c)	15	499
Energy Infrastructure Acquisition Corp. (c)	7	74
Energy Partners Ltd. (c)	7	88
Evergreen Energy Inc. (b) (c)	25	56
EXCO Resources Inc. (c)	18	272
Exterran Holdings Inc. (b) (c)	17	1,399
FX Energy Inc. (c)	10	56
General Maritime Corp.	8	205
GeoGlobal Resources Inc. (b) (c)	8	42
Geokinetics Inc. (c)	2	38
GeoMet Inc. (c)	4	22
GMX Resources Inc. (b) (c)	3	106
Golar LNG Ltd.	10	224
Goodrich Petroleum Corp. (b) (c)	4	99
Grey Wolf Inc. (b) (c)	52	279
Gulf Island Fabrication Inc. (b)	3	94
Gulfmark Offshore Inc. (b) (c)	7	305
Gulfport Energy Corp. (b) (c)	5	93
Harvest Natural Resources Inc. (b) (c)	10	129
Hercules Offshore Inc. (b) (c)	23	551
Hornbeck Offshore Services Inc. (b) (c)	7	297
International Coal Group Inc. (b) (c)	35	188
Kayne Anderson Energy Development Co.	3	64
Knightsbridge Tankers Ltd.	5	116
Lufkin Industries Inc.	4	248
Marathon Acquisition Corp. (b) (c)	11	86
Mariner Energy Inc. (b) (c)	25	570
MarkWest Hydrocarbon Inc.	2	110
Matrix Service Co. (c)	8	172
McMoRan Exploration Co. (b) (c)	9	113
Meridian Resource Corp. (c)	21	37
NATCO Group Inc. (c)	5	273
Newpark Resources Inc. (b) (c)	23	127
NGP Capital Resources Co. (b)	5	82
Nova Biosource Fuels Inc. (b) (c)	8	23
NTR Acquisition Co. (c)	6	55
Oil States International Inc. (b) (c)	14	479
Oilsands Quest Inc. (c)	37	151
Pacific Ethanol Inc. (b) (c)	9	75
Parallel Petroleum Corp. (b) (c)	10	184
Parker Drilling Co. (c)	30	225
Penn Virginia Corp.	11	462
Petrohawk Energy Corp. (c)	48	835
Petroleum Development Corp. (b) (c)	4	234
PetroQuest Energy Inc. (b) (c)	12	176
PHI Inc. (c)	4	125
Pioneer Drilling Co. (b) (c)	13	152
PrimeEnergy Corp. (b) (c)	-	10
Rentech Inc. (c)	46	84
Rosetta Resources Inc. (c)	15	292
RPC Inc. (b)	9	102
Ship Finance International Ltd.	9	255
Stone Energy Corp. (c)	8	380
Sulphco Inc. (b) (c)	14	75
Superior Offshore International Inc. (c)	3	16
Superior Well Services Inc. (b) (c)	4	95
Swift Energy Co. (c)	9	380
T-3 Energy Services Inc. (b) (c)	2	89
Toreador Resources Corp. (b) (c)	3	25
Trico Marine Services Inc. (c)	3	125
Tri-Valley Corp. (c)	4	28
TXCO Resources Inc. (b) (c)	9	105
U.S. BioEnergy Corp. (c)	4	41
Union Drilling Inc. (c)	4	62
Uranium Resources Inc. (b) (c)	15	182
USEC Inc. (b) (c)	24	212
VAALCO Energy Inc. (b) (c)	18	85
Venoco Inc. (c)	4	73
VeraSun Energy Corp. (b) (c)	9	130
Warren Resources Inc. (b) (c)	17	240
W-H Energy Services Inc. (c)	9	479
Whiting Petroleum Corp. (c)	12	681
Willbros Group Inc. (c)	8	323
World Fuel Services Corp. (b)	8	239
		23,157

FINANCIALS - 18.9%
1st Source Corp. (b)	4	73
Abington Bancorp Inc.	4	37
Acadia Realty Trust (b)	9	239
Advance America Cash Advance Centers Inc.	18	183
Advanta Corp. - Class B	11	85
Agree Realty Corp.	2	57
Alabama National Bancorp (b)	5	377
Aldabra 2 Acquisition Corp.	11	110
Alesco Financial Inc. (b)	16	51
Alexander’s Inc. (b) (c)	1	190
Alexandria Real Estate Equities Inc. (b)	9	886
Alfa Corp.	9	200
Alternative Asset Management Acquisition Corp.	11	103
AMCORE Financial Inc.	6	146
American Campus Communities Inc. (b)	7	181
American Equity Investment Life Holding Co. (b)	16	129
American Financial Realty Trust	37	298
American Physicians Capital Inc.	3	108
AmericanWest Bancorp	5	92
Ameris Bancorp	3	59
Amerisafe Inc. (c)	5	84
AmTrust Financial Services Inc. (b)	7	101
Anchor BanCorp Wisconsin Inc. (b)	5	119
Anthracite Capital Inc. (b)	19	136
Anworth Mortgage Asset Corp.	12	96
Apollo Investment Corp. (b)	31	537
Arbor Realty Trust Inc. (b)	3	50
Ares Capital Corp. (b)	20	288
Argo Group International Holdings Ltd. (c)	8	356
Ashford Hospitality Trust Inc. (b)	29	208
Aspen Insurance Holdings Ltd.	25	725
Asset Acceptance Capital Corp. (b)	5	49
Associated Estates Realty Corp.	4	42
Assured Guaranty Ltd.	21	562
Asta Funding Inc. (b)	3	88
Baldwin & Lyons Inc. - Class B	2	59
BancFirst Corp.	2	83
Banco Latinoamericano de Exportaciones SA	8	125
Bancorp Inc. (c)	3	45
Bank Mutual Corp. (b)	15	153
Bank of the Ozarks Inc. (b)	3	90
BankAtlantic Bancorp Inc. - Class A (b)	12	48
BankFinancial Corp. (b)	6	98
BankUnited Financial Corp. - Class A (b)	8	58
Banner Corp.	5	132
Beneficial Mutual Bancorp Inc.	10	97
Berkshire Hills Bancorp Inc. (b)	2	62
Beverly Hills Bancorp Inc.	2	10
BioMed Realty Trust Inc. (b)	18	426
BlackRock Kelso Capital Corp.	3	42
Boston Private Financial Holdings Inc. (b)	11	291
Brookline Bancorp Inc. (b)	18	184
BRT Realty Trust (b)	2	37
Bryn Mawr Bank Corp.	1	26

Calamos Asset Management Inc. (b)	6	182
Capital City Bank Group Inc. (b)	3	92
Capital Corp. of the West (b)	2	41
Capital Southwest Corp.	1	89
Capital Trust Inc. - Class A (b)	4	108
Capitol Bancorp Ltd. (b)	4	81
CapLease Inc. (b)	12	104
Cascade Bancorp (b)	6	82
Cash America International Inc.	8	264
CastlePoint Holdings Ltd.	1	17
Cathay General Bancorp (b)	15	389
CBRE Realty Finance Inc. (b)	7	38
Cedar Shopping Centers Inc.	13	132
Centennial Bank Holdings Inc. (c)	14	84
Center Financial Corp.	3	39
Centerline Holding Co. (b)	14	103
Central Pacific Financial Corp. (b)	9	157
CFS Bancorp Inc.	1	19
Chemical Financial Corp. (b)	7	163
Chimera Investment Corp. (b)	9	166
Chittenden Corp.	13	461
Citizens & Northern Corp. (b)	2	27
Citizens Banking Corp. (b)	21	310
Citizens Inc. (c)	10	54
City Bank	4	87
City Holdings Co.	5	165
Clayton Holdings Inc. (b) (c)	3	15
Clifton Savings Bancorp Inc.	2	21
CNA Surety Corp. (c)	4	77
CoBiz Financial Inc. (b)	5	67
Cohen & Steers Inc. (b)	5	145
Colony Bankcorp Inc.	1	14
Columbia Banking System Inc.	5	157
Commerce Group Inc.	14	493
Community Bancorp (c)	3	56
Community Bank System Inc. (b)	9	176
Community Trust Bancorp Inc. (b)	4	115
Compass Diversified Holdings	6	90
CompuCredit Corp. (b) (c)	5	53
Consolidated-Tomoka Land Co.	2	96
Corporate Office Properties Trust SBI MD (b)	11	345
Corus Bankshares Inc. (b)	10	106
Cousins Properties Inc. (b)	12	254
Cowen Group Inc. (c)	4	42
Crawford & Co. - Class B (b) (c)	7	29
Credit Acceptance Corp. (b) (c)	1	30
Crystal River Capital Inc. (b)	7	101
CVB Financial Corp. (b)	19	196
Darwin Professional Underwriters Inc. (c)	2	40
DCT Industrial Trust Inc. (b)	47	439
Deerfield Capital Corp. (b)	14	115
Delphi Financial Group	12	438
DiamondRock Hospitality Co. (b)	27	406

Digital Realty Trust Inc. (b)	15	584
Dime Community Bancshares Inc.	7	88
Dollar Financial Corp. (b) (c)	4	127
Donegal Group Inc.	4	69
Downey Financial Corp. (b)	6	190
Duff & Phelps Corp. - Class A (c)	3	52
DuPont Fabros Technology Inc.	10	191
EastGroup Properties Inc. (b)	7	273
Education Realty Trust Inc.	8	95
eHealth Inc. (b) (c)	4	122
EMC Insurance Group Inc. (b)	2	38
Employer Holdings Inc. (b)	15	255
Encore Capital Group Inc. (c)	5	44
Enstar Group Ltd. (c)	2	248
Enterprise Financial Services Corp. (b)	3	70
Entertainment Properties Trust	8	354
Epoch Holding Corp. (c)	2	33
Equity Lifestyle Properties Inc.	6	266
Equity One Inc. (b)	11	243
EuroBancshares Inc. (c)	2	8
Evercore Partners Inc. - Class A	2	53
Extra Space Storage Inc. (b)	18	263
EZCORP Inc. - Class A (b) (c)	10	115
FBL Financial Group Inc. - Class A	4	147
FBR Capital Markets Corp.	8	81
FCStone Group Inc. (b) (c)	3	117
Federal Agricultural Mortgage Corp. - Class C	3	66
FelCor Lodging Trust Inc.	18	280
Financial Federal Corp. (b)	7	158
Financial Institutions Inc.	1	24
First Acceptance Corp. (b) (c)	5	20
First Bancorp / NC	3	62
First Bancorp / Puerto Rico	23	167
First Busey Corp. (b)	6	113
First Cash Financial Services Inc. (b) (c)	7	108
First Charter Corp. (b)	10	304
First Commonwealth Financial Corp. (b)	22	230
First Community Bancorp Inc. (b)	7	307
First Community Bancshares Inc. (b)	3	82
First Financial Bancorp	9	97
First Financial Bankshares Inc. (b)	6	227
First Financial Corp. (b)	3	95
First Financial Holdings Inc.	3	84
First Indiana Corp.	4	119
First Industrial Realty Trust Inc. (b)	13	450
First Merchants Corp.	5	118
First Mercury Financial Corp. (c)	4	88
First Midwest Bancorp Inc. (b)	14	426
First Niagara Financial Group Inc.	30	365
First Place Financial Corp.	4	62
First Potomac Realty Trust (b)	6	109
First Regional Bancorp (b) (c)	2	47
First South Bancorp Inc. (b)	2	45

First State Bancorp (b)	5	74
FirstFed Financial Corp. (b) (c)	4	154
FirstMerit Corp. (b)	23	462
Flagstar Bancorp Inc. (b)	12	82
Flagstone Reinsurance Holdings Ltd.	4	59
Flushing Financial Corp.	6	103
FNB Corp. (b)	17	252
FPIC Insurance Group Inc. (b) (c)	3	121
Franklin Bank Corp. (b) (c)	7	29
Franklin Street Properties Corp. (b)	17	251
Fremont General Corp. (b)	19	66
Friedman Billings Ramsey Group Inc. - Class A	47	147
Frontier Financial Corp. (b)	11	211
GAMCO Investors Inc. (b)	2	113
German American Bancorp	2	20
Getty Realty Corp.	5	124
GFI Group Inc. (b) (c)	5	435
Glacier Bancorp Inc. (b)	15	279
Gladstone Capital Corp. (b)	4	76
Glimcher Realty Trust (b)	11	153
GMH Communities Trust	10	54
Gramercy Capital Corp. (b)	5	128
Great Southern Bancorp Inc. (b)	3	56
Greene County Bancshares Inc.	3	66
Greenhill & Co. Inc.	5	344
Greenlight Capital Re Ltd. (c)	3	57
Grubb & Ellis Co. (c)	5	29
Hallmark Financial Services Inc.	2	29
Hancock Holding Co. (b)	8	290
Hanmi Financial Corp. (b)	11	96
Harleysville Group Inc.	4	143
Harleysville National Corp. (b)	8	122
Healthcare Realty Trust Inc. (b)	14	344
Heartland Financial USA Inc. (b)	3	58
Heckmann Corp.	15	110
Hercules Technology Growth Capital Inc.	10	121
Heritage Commerce Corp.	3	53
Hersha Hospitality Trust	11	106
HFF Inc. Class - A (b) (c)	5	38
Hicks Acquisition Co. Inc.	15	142
Highwoods Properties Inc. (b)	16	477
Hilb Rogal & Hobbs Co.	10	418
Hilltop Holdings Inc. (b) (c)	13	138
Home Bancshares Inc. (b)	3	67
Home Properties Inc. (b)	10	427
Horace Mann Educators Corp.	11	218
Horizon Financial Corp. (b)	3	52
IBERIABANK Corp. (b)	3	143
Impac Mortgage Holdings Inc. (b)	18	10
Imperial Capital Bancorp Inc.	1	25
Independence Holding Co.	1	19
Independent Bank Corp.	10	173
Infinity Property & Casualty Corp.	5	190

Information Services Group Inc. (b) (c)	7	51
Inland Real Estate Corp. (b)	17	239
Integra Bank Corp.	5	74
Interactive Brokers Group Inc. (c)	11	368
International Bancshares Corp. (b)	15	310
Investors Bancorp Inc. (b) (c)	14	196
Investors Real Estate Trust	13	114
IPC Holdings Ltd.	17	496
Irwin Financial Corp.	5	40
JER Investors Trust Inc. (b)	7	73
Kansas City Life Insurance Co.	1	26
KBW Inc. (b) (c)	9	218
Kearny Financial Corp.	5	63
Kite Realty Group Trust	6	85
KNBT Bancorp Inc. (b)	7	112
Knight Capital Group Inc. (b) (c)	29	421
Kohlberg Capital Corp. (b)	4	52
LaBranche & Co. Inc. (b) (c)	15	73
Lakeland Bancorp Inc.	6	68
Lakeland Financial Corp. (b)	3	60
LandAmerica Financial Group Inc. (b)	5	155
LaSalle Hotel Properties (b)	11	366
Lexington Realty Trust (b)	19	271
LTC Properties Inc. (b)	6	154
Luminent Mortgage Capital Inc. (b)	13	10
Macatawa Bank Corp. (b)	4	32
Maguire Properties Inc. (b)	11	320
MainSource Financial Group Inc. (b)	6	89
MarketAxess Holdings Inc. (c)	9	113
Max Capital Group Ltd.	17	474
MB Financial Inc. (b)	10	306
MCG Capital Corp. (b)	18	208
Meadowbrook Insurance Group Inc. (c)	10	94
Medical Properties Trust Inc. (b)	13	135
Meruelo Maddux Properties Inc. (c)	11	46
MFA Mortgage Investments Inc.	35	322
Mid-America Apartment Communities Inc. (b)	7	308
Midland Co.	3	187
Midwest Banc Holdings Inc. (b)	6	72
Mission West Properties Inc.	6	52
Montpelier Re Holdings Ltd. (b)	30	513
Move Inc. (b) (c)	29	70
MVC Capital Inc. (b)	7	111
Nara Bancorp Inc. (b)	6	71
NASB Financial Inc. (b)	1	28
National Bankshares Inc.	1	15
National Financial Partners Corp. (b)	11	491
National Health Investors Inc.	7	190
National Interstate Corp. (b)	2	50
National Penn Bancshares Inc.	14	216
National Retail Properties Inc. (b)	19	447
National Western Life Insurance Co.	1	123
Nationwide Health Properties Inc. (b)	25	798

Navigators Group Inc. (c)	4	239
NBT Bancorp Inc.	9	210
Nelnet Inc. - Class A (b)	5	63
NewAlliance Bancshares Inc. (b)	33	375
Newcastle Investment Corp. (b)	12	158
NewStar Financial Inc. (c)	3	24
NexCen Brands Inc. (c)	12	57
Northfield Bancorp Inc.	6	61
NorthStar Realty Finance Corp. (b)	16	146
Northwest Bancorp Inc.	5	137
NovaStar Financial Inc. (b)	2	7
NRDC Acquisition Corp.	12	106
NYMAGIC Inc. (b)	2	41
Ocwen Financial Corp. (c)	10	54
Odyssey Re Holdings Corp.	8	296
Old National Bancorp (b)	19	282
Old Second Bancorp Inc. (b)	4	98
Omega Financial Corp.	3	99
Omega Healthcare Investors Inc. (b)	18	297
optionsXpress Holdings Inc. (b)	12	421
Oriental Financial Group	5	69
Origen Financial Inc.	3	12
Oritani Financial Corp. (c)	3	35
Pacific Capital Bancorp	13	268
Park National Corp. (b)	3	214
Parkvale Financial Corp.	1	16
Parkway Properties Inc. (b)	5	172
Patriot Capital Funding Inc.	5	52
PennantPark Investment Corp.	6	56
Pennsylvania Commerce Bancorp Inc. (c)	-	8
Pennsylvania Real Estate Investment Trust (b)	9	270
Penson Worldwide Inc. (c)	4	54
Peoples Bancorp Inc.	3	82
PFF Bancorp Inc. (b)	7	81
Phoenix Cos. Inc. (b)	33	388
Pico Holdings Inc. (b) (c)	4	151
Pinnacle Financial Partners Inc. (b) (c)	5	118
Piper Jaffray Cos. (b) (c)	5	253
Platinum Underwriters Holdings Ltd.	17	608
PMA Capital Corp. (c)	10	82
Portfolio Recovery Associates Inc. (b)	4	176
Post Properties Inc. (b)	12	439
Potlatch Corp. (b)	11	497
Preferred Bank	3	69
Presidential Life Corp.	7	114
Primus Guaranty Ltd. (b) (c)	12	81
PrivateBancorp Inc. (b)	5	160
ProAssurance Corp. (c)	10	524
Prospect Capital Corp.	6	75
Prosperity Bancshares Inc.	10	285
Provident Bankshares Corp.	9	196
Provident Financial Holdings Inc.	1	15
Provident Financial Services Inc.	19	270

Provident New York Bancorp (b)	12	152
PS Business Parks Inc.	4	232
QC Holdings Inc. (b)	1	17
Quadra Realty Trust Inc.	5	39
RAIT Investment Trust (b)	17	148
RAM Holdings Ltd. (c)	5	26
Ramco-Gershenson Properties Trust	5	110
Realty Income Corp. (b)	28	759
Redwood Trust Inc. (b)	6	208
Renasant Corp. (b)	6	125
Republic Bancorp Inc. - Class A	3	51
Resource America Inc. - Class A (b)	4	52
Resource Capital Corp. (b)	5	50
RLI Corp.	6	328
Rockville Financial Inc.	2	19
Roma Financial Corp.	3	54
Royal Bancshares of Pennsylvania - Class A (b)	1	7
S&T Bancorp Inc. (b)	7	200
Safety Insurance Group Inc. (b)	5	175
Sanders Morris Harris Group Inc. (b)	4	41
Sandy Spring Bancorp Inc. (b)	4	121
Santander Bancorp	1	7
Saul Centers Inc. (b)	3	153
SCBT Financial Corp. (b)	3	89
Scottish Re Group Ltd. (c)	19	14
SeaBright Insurance Holdings Inc. (b) (c)	6	95
Seacoast Banking Corp. (b)	4	38
Security Bank Corp. (b)	4	39
Security Capital Assurance Ltd.	6	24
Selective Insurance Group	16	358
Senior Housing Properties Trust	24	543
Sierra Bancorp (b)	2	61
Signature Bank (c)	8	285
Simmons First National Corp. - Class A (b)	4	113
South Financial Group Inc. (b)	21	325
Southern Community Financial Corp.	2	14
Southside Bancshares Inc. (b)	2	49
Southwest Bancorp Inc.	4	70
Sovran Self Storage Inc. (b)	6	223
State Auto Financial Corp.	4	109
Sterling Bancorp - NYS (b)	5	75
Sterling Bancshares Inc.	21	230
Sterling Financial Corp. / PA	7	114
Sterling Financial Corp. / WA	15	248
Stewart Information Services Corp. (b)	4	116
Stifel Financial Corp. (b) (c)	4	212
Strategic Hotel Capital Inc. (b)	21	357
Suffolk Bancorp (b)	3	95
Summit Financial Group Inc.	-	4
Sun Bancorp Inc. (c)	4	58
Sun Communities Inc.	5	96
Sunstone Hotel Investors Inc.	18	327
Superior Bancorp (b) (c)	9	51

Susquehanna Bancshares Inc. (b)	23	421
SVB Financial Group (b) (c)	10	495
SWS Group Inc. (b)	6	79
SY Bancorp Inc. (b)	4	91
Tanger Factory Outlet Centers Inc. (b)	9	322
Taylor Capital Group Inc.	2	35
Tejon Ranch Co. (c)	3	121
Texas Capital Bancshares Inc. (c)	6	114
Thomas Properties Group Inc.	7	73
Thomas Weisel Partners Group Inc. (b) (c)	5	72
TICC Capital Corp.	7	62
TierOne Corp.	5	107
Tompkins Financial Corp.	2	77
Tower Group Inc.	5	176
TradeStation Group Inc. (b) (c)	9	125
Triad Guaranty Inc. (b) (c)	3	32
Trico Bancshares	4	79
Triplecrown Acquisition Corp.	13	122
TrustCo Bank Corp. (b)	21	211
Trustmark Corp.	14	350
U.S. Global Investors Inc. (b)	3	55
UCBH Holdings Inc. (b)	28	396
UMB Financial Corp.	9	335
Umpqua Holdings Corp. (b)	17	265
Union Bankshares Corp.	4	88
United America Indemnity Ltd. (c)	6	127
United Bankshares Inc. (b)	11	304
United Capital Corp. (c)	-	11
United Community Banks Inc. (b)	12	187
United Community Financial Corp. (b)	7	36
United Financial Bancorp Inc.	2	20
United Fire & Casualty Co.	6	185
United Security Bancshares / AL (b)	1	16
United Security Bancshares / CA (b)	2	24
Universal American Financial Corp. (c)	11	272
Universal Health Realty Income Trust (b)	3	111
Univest Corp. (b)	2	50
Urstadt Biddle Properties Inc. - Class A	6	88
U-Store-It Trust (b)	14	125
Validus Holdings Ltd.	5	124
ViewPoint Financial Group	3	54
Virginia Commerce Bancorp (b) (c)	5	55
W Holding Co. Inc.	30	36
Waddell & Reed Financial Inc. - Class A	24	864
Washington Real Estate Investment Trust (b)	13	398
Washington Trust Bancorp	3	88
Wauwatosa Holdings Inc. (c)	2	27
WesBanco Inc. (b)	7	137
West Coast Bancorp (b)	4	83
WestAmerica Bancorp (b)	8	377
Western Alliance Bancorp (b) (c)	5	88
Westfield Financial Inc.	4	36
Wilshire Bancorp Inc. (b)	5	42

Winthrop Realty Trust (b)	15	77
Wintrust Financial Corp. (b)	7	220
World Acceptance Corp. (b) (c)	5	133
WP Stewart & Co. Ltd. (b)	6	33
WSFS Financial Corp.	2	89
Zenith National Insurance Corp.	11	475
		68,852

HEALTH CARE - 14.2%
Abaxis Inc. (c)	5	197
Abiomed Inc. (c)	7	111
Acadia Pharmaceuticals Inc. (c)	8	94
Accuray Inc. (b) (c)	4	68
Acorda Therapeutics Inc. (c)	7	163
Adams Respiratory Therapeutics Inc. (b) (c)	10	611
Affymax Inc. (c)	1	30
Affymetrix Inc. (b) (c)	20	454
Air Methods Corp. (b) (c)	3	154
Akorn Inc. (c)	14	106
Albany Molecular Research Inc. (c)	6	90
Alexion Pharmaceuticals Inc. (b) (c)	10	779
Alexza Pharmaceuticals Inc. (c)	6	47
Align Technology Inc. (c)	17	278
Alkermes Inc. (b) (c)	28	440
Alliance Imaging Inc. (c)	8	73
Allos Therapeutics Inc. (c)	14	86
Allscripts Healthcare Solutions Inc. (b) (c)	16	304
Alnylam Pharmaceuticals Inc. (b) (c)	9	274
Alpharma Inc. - Class A (b)	12	237
Altus Pharmaceuticals Inc. (b) (c)	6	29
AMAG Pharmaceuticals Inc. (c)	5	288
Amedisys Inc. (b) (c)	7	346
America Service Group Inc. (c)	2	12
American Dental Partners Inc. (c)	3	35
American Medical Systems Holdings Inc. (b) (c)	21	301
AMERIGROUP Corp. (b) (c)	15	551
Amicus Therapeutics Inc. (b)	2	20
AMN Healthcare Services Inc. (b) (c)	9	160
Amsurg Corp. (c)	9	239
Analogic Corp. (b)	4	275
AngioDynamics Inc. (b) (c)	6	120
Animal Health International Inc. (c)	4	48
Applera Corp. - Celera Genomics Group (c)	21	338
Apria Healthcare Group Inc. (b) (c)	13	272
Arena Pharmaceuticals Inc. (b) (c)	18	137
Ariad Pharmaceuticals Inc. (c)	20	86
ArQule Inc. (c)	9	54
Array BioPharma Inc. (c)	12	102
ArthroCare Corp. (b) (c)	8	372
Aspect Medical Systems Inc. (b) (c)	4	60
Assisted Living Concepts Inc. (b) (c)	17	125
Athenahealth Inc. (b) (c)	2	70
Auxilium Pharmaceuticals Inc. (c)	9	274

Barrier Therapeutics Inc. (c)	3	10
Beijing Med-Pharm Corp. (c)	7	82
Bentley Pharmaceuticals Inc. (b) (c)	6	92
Biodel Inc. (c)	1	30
BioMarin Pharmaceutical Inc. (b) (c)	27	967
BioMimetic Therapeutics Inc. (c)	3	54
Bionovo Inc. (b) (c)	9	15
Bio-Rad Laboratories Inc. - Class A (c)	5	544
Bio-Reference Labs Inc. (b) (c)	3	97
Bradley Pharmaceuticals Inc. (c)	4	80
Bruker BioSciences Corp. (c)	18	241
Cadence Pharmaceuticals Inc. (c)	4	64
Caliper Life Sciences Inc. (c)	8	44
Cambrex Corp. (b)	8	64
Cantel Medical Corp. (c)	3	48
Capital Senior Living Corp. (c)	7	67
Caraco Pharmaceutical Laboratories Ltd. (c)	3	49
Cell Genesys Inc. (b) (c)	22	50
Centene Corp. (c)	12	328
Cepheid Inc. (c)	16	418
Chemed Corp.	7	382
Computer Programs & Systems Inc. (b)	2	51
Conceptus Inc. (b) (c)	8	146
Conmed Corp. (c)	8	191
Corvel Corp. (b) (c)	2	50
Cross Country Healthcare Inc. (b) (c)	8	120
CryoLife Inc. (c)	6	50
Cubist Pharmaceuticals Inc. (c)	15	308
CuraGen Corp. (b) (c)	10	9
Cutera Inc. (b) (c)	4	59
CV Therapeutics Inc. (b) (c)	16	140
Cyberonics Inc. (b) (c)	6	76
Cynosure Co. (c)	2	56
Cypress Bioscience Inc. (b) (c)	11	121
Cytokinetics Inc. (c)	8	36
CytRx Corp. (b) (c)	22	63
Datascope Corp.	4	134
Dendreon Corp. (b) (c)	25	153
Dionex Corp. (c)	5	445
Discovery Laboratories Inc. (c)	22	47
Durect Corp. (b) (c)	18	113
Eclipsys Corp. (b) (c)	13	319
Emergency Medical Services Corp. (b) (c)	3	78
Emergent BioSolutions Inc. (c)	2	8
Emeritus Corp. (c)	3	75
Encysive Pharmaceuticals Inc. (b) (c)	14	12
Enzo Biochem Inc. (b) (c)	9	113
Enzon Pharmaceuticals Inc. (b) (c)	12	112
eResearch Technology Inc. (b) (c)	10	124
ev3 Inc. (b) (c)	14	173
ExacTech Inc. (c)	1	18
Exelixis Inc. (b) (c)	28	241
E-Z-Em-Inc. (c)	1	21

Genomic Health Inc. (c)	3	74
Genoptix Inc.	2	49
Gentiva Health Services Inc. (b) (c)	7	136
GenVec Inc.	10	15
Geron Corp. (b) (c)	20	113
Greatbatch Inc. (b) (c)	6	119
GTx Inc. (c)	5	75
Haemonetics Corp. (b) (c)	7	472
Halozyme Therapeutics Inc. (c)	18	127
Hansen Medical Inc. (b) (c)	3	92
HealthExtras Inc. (b) (c)	9	231
HealthSouth Corp. (b) (c)	22	466
HealthSpring Inc. (b) (c)	14	261
Healthways Inc. (b) (c)	10	575
HMS Holdings Corp. (c)	6	199
Hologic Inc. (c)	34	2,321
Hooper Holmes Inc. (c)	1	2
Human Genome Sciences Inc. (b) (c)	39	404
Hythiam Inc. (b) (c)	9	25
ICU Medical Inc. (b) (c)	4	134
Idenix Pharmaceuticals Inc. (c)	5	14
Idevus Pharmaceuticals Inc. (c)	17	121
I-Flow Corp. (b) (c)	6	90
Illumina Inc. (b) (c)	15	884
Immucor Inc. (c)	20	667
Immunicon Corp. (c)	1	1
Immunogen Inc. (c)	3	13
Immunomedics Inc. (c)	15	35
Incyte Corp. (c)	25	247
Inspire Pharmaceuticals Inc. (c)	3	19
Insulet Corp. (c)	2	47
Integra LifeSciences Holdings Corp. (b) (c)	5	209
InterMune Inc. (b) (c)	9	118
Introgen Therapeutics Inc. (b) (c)	3	9
Invacare Corp. (b)	8	195
inVentiv Health Inc. (c)	8	263
Inverness Medical Innovations Inc. (b) (c)	18	1,027
Isis Pharmaceuticals Inc. (b) (c)	24	374
Javelin Pharmaceuticals Inc. (b) (c)	12	45
Kendle International Inc. (c)	4	176
Kensey Nash Corp. (b) (c)	3	104
Keryx Biopharmaceuticals Inc. (b) (c)	13	109
Kindred Healthcare Inc. (c)	8	200
Kosan Biosciences Inc. (c)	12	43
KV Pharmaceutical Co. - Class A (b) (c)	10	292
Landauer Inc. (b)	3	135
Lannett Co. Inc. (c)	1	2
LCA-Vision Inc. (b)	5	108
LHC Group Inc. (b) (c)	4	104
LifeCell Corp. (b) (c)	10	416
Ligand Pharmaceuticals Inc. - Class B	25	121
Luminex Corp. (b) (c)	10	163
Magellan Health Services Inc. (c)	11	512

MannKind Corp. (b) (c)	12	93
Martek Biosciences Corp. (b) (c)	9	255
Masimo Corp. (b)	4	162
Matria Healthcare Inc. (b) (c)	6	136
Maxygen Inc. (c)	7	59
Medarex Inc. (b) (c)	36	376
MedCath Corp. (c)	3	64
Medical Action Industries Inc. (c)	4	81
Medicines Co. (c)	14	273
Medics Pharmaceutical Corp. (b)	16	416
Medivation Inc. (c)	6	79
Mentor Corp. (b)	9	371
Meridian Bioscience Inc.	11	341
Merit Medical Systems Inc. (c)	8	116
Metabolix Inc. (c)	4	91
MGI Pharma Inc. (b) (c)	23	921
Micrus Endovascular Corp. (c)	4	85
Minrad International Inc. (c)	15	49
Molina Healthcare Inc. (c)	4	150
Momenta Pharmaceuticals Inc. (b) (c)	7	47
MWI Veterinary Supply Inc. (b) (c)	2	88
Myriad Genetics Inc. (b) (c)	12	560
Nabi Biopharmaceuticals (b) (c)	18	65
Nastech Pharmaceutical Co. Inc. (b) (c)	7	26
National Healthcare Corp.	2	110
Natus Medical Inc. (c)	5	104
Nektar Therapeutics (b) (c)	26	177
NeoPharm Inc. (c)	4	2
Neurocrine Biosciences Inc. (b) (c)	10	44
Neurogen Corp. (c)	6	21
Nighthawk Radiology Holdings Inc. (b) (c)	6	127
Northstar Neuroscience Inc. (b) (c)	5	44
Novacea Inc. (c)	2	6
Noven Pharmaceuticals Inc. (b) (c)	6	86
Nutraceutical International Corp. (c)	1	16
NuVasive Inc. (b) (c)	10	388
NxStage Medical Inc. (b) (c)	5	79
Obagi Medical Products Inc. (c)	2	36
Odyssey HealthCare Inc. (c)	9	105
Omnicell Inc. (b) (c)	9	251
OMRIX Biopharmaceuticals Inc. (c)	4	135
Onyx Pharmaceuticals Inc. (c)	16	868
OraSure Technologies Inc. (c)	14	120
Orchid Cellmark Inc. (c)	4	21
Orexigen Therapeutics Inc. (c)	2	27
Orthofix International NV (c)	5	279
Orthologic Corp. (c)	6	8
Orthovita Inc. (c)	7	25
OSI Pharmaceuticals Inc. (c)	16	800
Osiris Therapeutics Inc. (b) (c)	3	42
Owens & Minor Inc. (b)	12	493
Pain Therapeutics Inc. (b) (c)	10	104
Palomar Medical Technologies Inc. (c)	5	83

Par Pharmaceutical Cos. Inc. (b) (c)	10	234
Parexel International Corp. (c)	8	366
Penwest Pharmaceuticals Co. (c)	7	40
Perrigo Co.	22	755
PharmaNet Development Group Inc. (c)	5	193
PharMerica Corp. (b) (c)	8	112
Pharmion Corp. (b) (c)	7	452
Phase Forward Inc. (c)	12	260
Poniard Pharmaceuticals Inc. (b) (c)	4	16
Pozen Inc. (b) (c)	7	81
Progenics Pharmaceuticals Inc. (b) (c)	8	136
Protalix BioTherapeutics Inc. (b) (c)	1	2
Providence Services Corp. (b) (c)	4	101
PSS World Medical Inc. (b) (c)	19	373
Psychiatric Solutions Inc. (c)	15	493
Quidel Corp. (c)	8	158
Radiation Therapy Services Inc. (c)	3	96
Regeneration Technologies Inc. (c)	9	74
Regeneron Pharmaceuticals Inc. (c)	17	419
RehabCare Group Inc. (c)	5	107
Res-Care Inc. (c)	7	181
Rigel Pharmaceuticals Inc. (b) (c)	8	208
Salix Pharmaceuticals Ltd. (b) (c)	13	104
Santarus Inc. (b) (c)	14	38
Savient Pharmaceuticals Inc. (b) (c)	16	356
Sciele Pharma Inc. (b) (c)	10	209
Seattle Genetics Inc. (c)	14	164
Senomyx Inc. (b) (c)	8	56
Sirona Dental Systems Inc. (b) (c)	5	154
Sirtris Pharmaceuticals Inc. (b) (c)	2	27
Skilled Healthcare Group Inc. (c)	6	91
Somaxon Pharmaceuticals Inc. (b) (c)	3	15
Sonic Innovations Inc. (c)	7	57
SonoSite Inc. (b) (c)	5	156
Spectranetics Corp. (b) (c)	9	132
Stereotaxis Inc. (c)	8	93
STERIS Corp.	19	538
Sun Healthcare Group Inc. (c)	12	205
Sunrise Senior Living Inc. (b) (c)	13	385
SuperGen Inc. (b) (c)	14	50
SurModics Inc. (b) (c)	4	217
Symmetry Medical Inc. (b) (c)	9	162
Telik Inc. (b) (c)	13	43
Tercica Inc. (c)	11	72
Thoratec Corp. (b) (c)	15	275
TomoTherapy Inc. (c)	3	68
Trizetto Group (b) (c)	12	210
Trubion Pharmaceuticals Inc. (b) (c)	2	23
United Therapeutics Corp. (c)	6	573
Valeant Pharmaceutical International (b) (c)	27	327
Vanda Pharmaceuticals Inc. (c)	7	46
Varian Inc. (c)	9	561
Ventana Medical Systems Inc. (b) (c)	8	671

Verenium Corp. (b) (c)	13	65
ViroPharma Inc. (b) (c)	21	163
Visicu Inc. (c)	4	42
Vital Images Inc. (b) (c)	4	78
Vital Signs Inc.	3	154
Vivus Inc. (c)	16	84
Vnus Medical Technologies Inc. (c)	1	12
Volcano Corp. (c)	7	84
West Pharmaceutical Services Inc.	9	378
Wright Medical Group Inc. (c)	10	295
XenoPort Inc. (c)	6	348
XOMA Ltd. (c)	38	127
Zila Inc. (c)	8	7
Zoll Medical Corp. (b) (c)	6	161
ZymoGenetics Inc. (b) (c)	11	124
		51,613

INDUSTRIALS - 14.9%
3D Systems Corp. (b) (c)	5	82
AAON Inc.	4	86
AAR Corp. (b) (c)	10	383
ABM Industries Inc.	12	252
ABX Air Inc. (c)	16	66
ACCO Brands Corp. (b) (c)	15	245
Accuride Corp. (c)	6	50
Actuant Corp. - Class A	16	533
Acuity Brands Inc. (b)	12	558
Administaff Inc. (b)	6	182
Advisory Board Co. (b) (c)	5	330
AECOM Technology Corp. (c)	12	352
AeroVironment Inc. (c)	2	47
AirTran Holdings Inc. (b) (c)	25	179
Alaska Air Group Inc. (b) (c)	12	303
Albany International Corp. (b)	8	308
Allegiant Travel Co. (c)	1	44
Altra Holdings Inc. (c)	3	53
AMERCO Inc. (b) (c)	3	192
American Commercial Lines Inc. (c)	14	228
American Ecology Corp. (b)	5	116
American Railcar Industries Inc. (b)	2	45
American Reprographics Co. (b) (c)	8	127
American Science & Engineering Inc.	2	135
American Superconductor Corp. (b) (c)	12	319
American Woodmark Corp.	3	62
Ameron International Corp. (b)	3	241
Ampco-Pittsburgh Corp.	2	83
Amrep Corp. (b)	1	16
AO Smith Corp.	5	193
Apogee Enterprises Inc. (b)	8	136
Applied Industrial Technology Inc.	12	353
Argon ST Inc. (b) (c)	4	65
Arkansas Best Corp.	7	145
Arrowhead Research Corp. (c)	10	37

Astec Industries Inc. (c)	5	193
ASV Inc. (b) (c)	6	79
Atlas Air Worldwide Holdings Inc. (b) (c)	4	212
AZZ Inc. (c)	3	94
Badger Meter Inc. (b)	4	183
Baldor Electric Co. (b)	13	431
Barnes Group Inc. (b)	13	434
Barrett Business Services Inc.	2	41
Basin Water Inc. (b) (c)	1	12
Beacon Roofing Supply Inc. (b) (c)	12	99
Belden Inc. (b)	13	572
Blount International Inc. (c)	10	125
BlueLinx Holdings Inc.	4	15
Bowne & Co. Inc. (b)	7	131
Brady Corp. - Class A (b)	14	506
Briggs & Stratton Corp. (b)	14	316
Bucyrus International Inc. - Class A (b)	11	1,058
Builders FirstSource Inc. (b) (c)	4	30
Cascade Corp. (b)	3	160
Casella Waste Systems Inc. (c)	7	94
CBIZ Inc. (b) (c)	15	149
CDI Corp.	4	85
Celadon Group Inc. (b) (c)	6	56
Cenveo Inc. (c)	15	256
Ceradyne Inc. (c)	8	365
Chart Industries Inc. (c)	4	119
CIRCOR International Inc.	5	213
Clarcor Inc. (b)	15	558
Clean Harbors Inc. (c)	5	236
Coleman Cable Inc. (c)	3	24
Columbus Mckinnon Corp. (b) (c)	5	171
Comfort Systems USA Inc.	11	146
Commercial Vehicle Group Inc. (c)	6	81
Compx International Inc.	-	6
COMSYS IT Partners Inc. (b) (c)	4	68
Consolidated Graphics Inc. (c)	3	141
Cornell Companies Inc. (c)	3	80
CoStar Group Inc. (b) (c)	5	258
Covenant Transport Inc. (c)	1	9
CRA International Inc. (b) (c)	3	164
Cubic Corp. (b)	5	179
Curtiss-Wright Corp. (b)	12	622
Deluxe Corp. (b)	15	488
Diamond Management & Technology Consultants Inc.	7	52
Dollar Thrifty Automotive Group Inc. (b) (c)	7	163
Ducommun Inc. (c)	-	19
Dynamex Inc. (b) (c)	3	89
Dynamic Materials Corp. (b)	4	214
DynCorp International Inc. (b) (c)	7	198
Eagle Bulk Shipping Inc.	13	357
Electro Rent Corp.	6	83
EMCOR Group Inc. (c)	18	431
Encore Wire Corp. (b)	7	104

Energy Conversion Devices Inc. (b) (c)	11	378
EnergySolutions Inc.	8	226
EnerSys (c)	6	142
ENGlobal Corp. (b) (c)	4	48
Ennis Inc.	7	121
EnPro Industries Inc. (b) (c)	6	191
ESCO Technologies Inc. (b) (c)	7	284
Esterline Technologies Corp. (c)	7	374
Evergreen Solar Inc. (c)	24	422
Exponent Inc. (c)	5	122
ExpressJet Holdings Inc. (b) (c)	13	33
Federal Signal Corp.	13	145
First Advantage Corp. - Class A (c)	2	30
Flow International Corp. (c)	10	90
Force Protection Inc. (b) (c)	19	91
Forward Air Corp. (b)	9	267
Franklin Electric Co. Inc. (b)	6	215
FreightCar America Inc.	4	124
FTI Consulting Inc. (c)	13	826
Fuel Tech Inc. (b) (c)	4	101
FuelCell Energy Inc. (b) (c)	19	188
G&K Services Inc. - Class A	6	235
Gehl Co. (b) (c)	3	50
Genco Shipping & Trading Ltd.	5	278
GenCorp Inc. (b) (c)	15	173
Genesee & Wyoming Inc. - Class A (c)	9	212
Genlyte Group Inc. (b) (c)	8	775
Geo Group Inc. (c)	14	406
GeoEye Inc. (c)	5	169
Global Cash Access Inc. (b) (c)	11	69
Goodman Global Inc. (b) (c)	11	264
Gorman-Rupp Co.	4	119
GrafTech International Ltd. (b) (c)	30	529
Granite Construction Inc.	10	365
Great Lakes Dredge & Dock Corp. (c)	2	18
Greenbrier Cos. Inc.	5	101
Griffon Corp. (c)	8	100
H&E Equipment Services Inc. (c)	5	87
Hardinge Inc.	3	53
Healthcare Services Group (b)	11	242
Heartland Express Inc. (b)	16	229
Heico Corp. (b)	7	380
Heidrick & Struggles International Inc. (b) (c)	5	178
Herman Miller Inc. (b)	18	589
Hexcel Corp. (b) (c)	27	654
Horizon Lines Inc. - Class A (b)	10	179
Houston Wire & Cable Co. (b)	5	67
HUB Group Inc. - Class A (c)	11	291
Hudson Highland Group Inc. (c)	7	59
Hurco Cos. Inc. (c)	2	68
Huron Consulting Group Inc. (b) (c)	5	426
Huttig Building Products Inc. (c)	3	11
ICT Group Inc. (c)	1	17

IHS Inc. (b) (c)	9	536
II-VI Inc. (c)	7	211
IKON Office Solutions Inc.	31	403
InnerWorkings Inc. (b) (c)	7	115
Innovative Solutions & Support Inc. (b) (c)	3	33
Insituform Technologies Inc. - Class A (b) (c)	7	104
Insteel Industries Inc. (b)	4	52
Integrated Electrical Services Inc. (b) (c)	4	67
InterLine Brands Inc. (b) (c)	8	167
Ionatron Inc. (b) (c)	8	22
JetBlue Airways Corp. (b) (c)	51	302
Kadant Inc. (b) (c)	4	125
Kaman Corp. - Class A	7	240
Kaydon Corp. (b)	8	435
Kelly Services Inc. - Class A (b)	6	121
Kenexa Corp. (b) (c)	7	143
Kforce Inc. (b) (c)	8	79
Knight Transportation Inc. (b)	16	241
Knoll Inc. (b)	14	233
Korn/Ferry International (b) (c)	14	255
Ladish Co. Inc. (c)	4	182
Lawson Products Inc.	1	34
Layne Christensen Co. (b) (c)	4	200
LB Foster Co. (c)	3	165
LECG Corp. (c)	8	115
Lindsay Corp.	3	231
LSB Industries Inc. (c)	4	121
LSI Industries Inc.	6	106
M&F Worldwide Corp. (b) (c)	4	192
Marten Transport Ltd. (b) (c)	4	62
McGrath RentCorp (b)	7	178
Medis Technologies Ltd. (b) (c)	7	103
Michael Baker Corp. (c)	2	83
Middleby Corp. (c)	4	284
Midwest Air Group Inc. (c)	7	110
Miller Industries Inc. (c)	3	41
Mine Safety Appliances Co. (b)	8	411
Mobile Mini Inc. (c)	10	181
Moog Inc. - Class A (c)	11	497
MTC Technologies Inc. (c)	3	65
Mueller Industries Inc.	10	304
Mueller Water Products Inc. (b)	33	313
Multi-Color Corp.	2	63
NACCO Industries Inc. - Class A (b)	2	168
Navigant Consulting Inc. (b) (c)	15	205
NCI Building Systems Inc. (b) (c)	5	157
Nordic American Tanker Shipping Ltd. (b)	9	284
Nordson Corp. (b)	9	548
Northwest Airlines Corp. (c)	1	12
Nuco2 Inc. (b) (c)	4	105
Odyssey Marine Exploration Inc. (c)	12	71
Old Dominion Freight Line Inc. (c)	9	197
On Assignment Inc. (b) (c)	9	62

Orbital Sciences Corp. (b) (c)	17	418
Pacer International Inc.	10	140
Park-Ohio Holdings Corp. (c)	2	60
Patriot Transportation Holding Inc. (c)	-	29
PeopleSupport Inc. (c)	6	84
Perini Corp. (c)	8	312
PGT Inc. (c)	3	13
PHH Corp. (c)	15	266
Pike Electric Corp. (b) (c)	5	77
Pinnacle Airlines Corp. (c)	5	77
Powell Industries Inc. (c)	2	84
Power-One Inc. (b) (c)	22	87
Quixote Corp.	1	22
Raven Industries Inc.	5	181
RBC Bearings Inc. (b) (c)	6	269
Regal-Beloit Corp. (b)	9	412
Republic Airways Holdings Inc. (b) (c)	9	184
Resources Connection Inc. (b)	13	240
Robbins & Myers Inc.	4	294
Rollins Inc.	12	221
RSC Holdings Inc. (b) (c)	6	74
Rush Enterprises Inc. - Class A (b) (c)	9	160
Saia Inc. (c)	4	57
SAIC Inc. (b) (c)	45	903
Schawk Inc. (b)	4	58
School Specialty Inc. (b) (c)	6	211
Simpson Manufacturing Co. Inc. (b)	10	277
SkyWest Inc.	18	487
Spherion Corp. (c)	15	112
Standard Parking Corp. (b) (c)	2	79
Standard Register Co. (b)	4	49
Standex International Corp.	3	56
Stanley Inc. (b) (c)	2	67
Sun Hydraulics Corp. (b)	3	73
Superior Essex Inc. (c)	5	130
Sypris Solutions Inc.	1	6
TAL International Group Inc. (b)	4	93
Taleo Corp. (b) (c)	4	123
Taser International Inc. (c)	18	258
TBS International Ltd. (c)	1	41
Team Inc. (c)	5	173
Tecumseh Products Co. (c)	4	94
Teledyne Technologies Inc. (c)	10	534
TeleTech Holdings Inc. (c)	12	251
Tennant Co.	5	207
Tetra Tech Inc. (c)	16	354
Titan International Inc. (b)	7	219
TransDigm Group Inc. (c)	3	122
Tredegar Corp.	9	143
Trex Co. Inc. (b) (c)	3	23
TriMas Corp. (c)	4	45
Triumph Group Inc. (b)	5	384
TRM Corp. (c)	2	1

TrueBlue Inc.	13	192
TurboChef Technologies Inc. (c)	6	96
Twin Disc Inc.	1	93
UAP Holding Corp.	14	559
Ultrapetrol Ltd. (c)	4	74
United Stationers Inc. (b) (c)	7	324
Universal Forest Products Inc. (b)	4	129
Universal Truckload Services Inc. (c)	1	28
Valmont Industries Inc. (b)	5	475
Viad Corp.	6	194
Vicor Corp. (b)	5	71
Volt Information Sciences Inc. (b) (c)	3	61
Wabash National Corp. (b)	8	62
Wabtec Corp.	14	480
Walter Industries Inc.	15	530
Waste Connections Inc. (b) (c)	19	593
Waste Industries USA Inc.	2	58
Waste Services Inc. (c)	5	46
Watsco Inc. (b)	7	239
Watson Wyatt Worldwide Inc.	12	567
Watts Water Technologies Inc. (b)	9	266
Werner Enterprises Inc.	14	231
Woodward Governor Co. (b)	9	583
		54,345

INFORMATION TECHNOLOGY - 17.8%
3Com Corp. (b) (c)	107	484
Acacia Research Corp. (b) (c)	8	68
ACI Worldwide Inc. (b) (c)	11	202
Acme Packet Inc. (c)	7	82
Actel Corp. (c)	7	98
Actuate Corp. (c)	18	141
Adaptec Inc. (c)	33	111
ADTRAN Inc. (b)	17	354
Advanced Analogic Technologies Inc. (b) (c)	11	125
Advanced Energy Industries Inc. (b) (c)	9	120
Advent Software Inc. (b) (c)	5	286
Agilysis Inc. (b)	9	138
AMIS Holdings Inc. (c)	20	197
Amkor Technology Inc. (b) (c)	30	257
Anadigics Inc. (b) (c)	17	191
Anaren Inc. (c)	4	73
Anixter International Inc. (b) (c)	9	548
Ansoft Corp. (c)	5	120
Ansys Inc. (b) (c)	22	915
Applied Micro Circuits Corp.	19	168
Ariba Inc. (b) (c)	21	234
Arris Group Inc. (b) (c)	35	354
Art Technology Group Inc. (c)	35	153
AsiaInfo Holdings Inc. (c)	8	90
Aspen Technology Inc. (b) (c)	25	411
Asyst Technologies Inc. (b) (c)	13	43
Atheros Communications Inc. (b) (c)	16	474

ATMI Inc. (b) (c)	9	299
Authentic Inc.	3	40
Avanex Corp. (c)	45	45
Avid Technology Inc. (b) (c)	12	331
Avocent Corp. (b) (c)	14	332
Axcelis Technologies Inc. (b) (c)	27	124
Bankrate Inc. (b) (c)	3	160
BearingPoint Inc. (b) (c)	55	155
Bel Fuse Inc. - Class B (b)	4	105
Benchmark Electronics Inc. (b) (c)	21	370
BigBand Networks Inc. (c)	4	20
Black Box Corp. (b)	5	177
Blackbaud Inc. (b)	12	350
Blackboard Inc. (b) (c)	8	326
BladeLogic Inc.	2	57
Blue Coat Systems Inc. (b) (c)	8	263
Borland Software Corp. (b) (c)	18	56
Bottomline Technologies Inc. (c)	5	73
Brightpoint Inc. (b) (c)	14	209
Brooks Automation Inc. (c)	21	272
Cabot Microelectronics Corp. (b) (c)	7	247
CACI International Inc. - Class A (c)	9	389
Cass Information Systems Inc. (b)	2	69
Cavium Networks Inc. (c)	2	49
Ceva Inc. (c)	2	22
Checkpoint Systems Inc. (b) (c)	11	291
Chordiant Software Inc. (c)	9	79
Ciber Inc. (b) (c)	15	92
Cirrus Logic Inc. (c)	23	121
CMGI Inc.	10	134
CNET Networks Inc. (b) (c)	41	377
Cogent Inc. (c)	12	136
Cognex Corp.	13	260
Cohu Inc. (b)	6	99
CommScope Inc. (c)	-	-
CommVault Systems Inc. (b) (c)	10	209
comScore Inc. (c)	2	62
Comtech Group Inc. (c)	6	92
Comtech Telecommunications Corp. (b) (c)	7	357
Comverge Inc. (c)	2	52
Concur Technologies Inc. (b) (c)	10	376
Conexant Systems Inc. (b) (c)	122	101
Constant Contact Inc.	2	43
CPI International Inc. (c)	2	31
Cray Inc. (c)	9	55
Credence Systems Corp. (b) (c)	24	58
CSG Systems International Inc. (b) (c)	12	182
CTS Corp. (b)	9	93
CyberSource Corp. (c)	17	301
Cymer Inc. (b) (c)	9	349
Daktronics Inc. (b)	9	208
Data Domain Inc.	3	70
DealerTrack Holdings Inc. (b) (c)	9	316

Deltek Inc.	3	38
Dice Holdings Inc.	5	44
Digi International Inc. (c)	8	109
Digital River Inc. (c)	12	383
Diodes Inc. (b) (c)	8	240
Ditech Networks Inc. (c)	9	32
DivX Inc. (c)	7	94
Double-Take Software Inc. (c)	3	57
DSP Group Inc. (c)	7	89
DTS Inc. (b) (c)	5	132
Dycom Industries Inc. (b) (c)	12	313
Eagle Test Systems Inc. (c)	4	48
Earthlink Inc. (b) (c)	36	253
Echelon Corp. (b) (c)	8	169
Electro Scientific Industries Inc. (b) (c)	8	152
Electronics for Imaging Inc. (b) (c)	16	360
EMS Technologies Inc. (c)	4	129
Emulex Corp. (b) (c)	24	399
EnerNOC Inc. (c)	1	59
Entegris Inc. (c)	32	280
Epicor Software Corp. (b) (c)	17	200
EPIQ Systems Inc. (b) (c)	7	128
Equinix Inc. (b) (c)	10	1,021
eSpeed Inc. - Class A (c)	7	74
Euronet Worldwide Inc. (b) (c)	13	389
Exar Corp. (c)	14	108
Excel Technology Inc. (c)	3	85
ExlService Holdings Inc. (c)	6	149
Extreme Networks (c)	33	115
FalconStor Software Inc. (c)	10	114
FARO Technologies Inc. (c)	5	132
FEI Co. (b) (c)	11	280
Finisar Corp. (b) (c)	76	111
FLIR Systems Inc. (c)	38	1,178
FormFactor Inc. (b) (c)	13	442
Forrester Research Inc. (b) (c)	4	104
Foundry Networks Inc. (c)	41	727
Gartner Inc. - Class A (c)	19	341
Genesis Microchip Inc. (b) (c)	9	75
Gerber Scientific Inc. (c)	5	59
Gevity HR Inc. (b)	6	47
Greenfield Online Inc. (c)	6	91
Harmonic Inc. (b) (c)	21	221
Heartland Payment Systems Inc. (b)	5	124
Hittite Microwave Corp. (b) (c)	5	229
Hughes Communications Inc. (c)	2	107
Hutchinson Technology Inc. (b) (c)	8	202
Hypercom Corp. (c)	13	64
i2 Technologies Inc. (b) (c)	4	49
iBasis Inc. (c)	9	47
iGate Corp. (c)	6	47
Imation Corp. (b)	10	202
Imergent Inc. (b)	3	36

Immersion Corp. (b) (c)	8	108
Infinera Corp. (c)	5	73
Informatica Corp. (c)	25	453
InfoSpace Inc.	9	171
infoUSA Inc.	9	80
Insight Enterprises Inc. (c)	14	254
Integral Systems Inc. (b)	3	59
Interactive Intelligence Inc. (c)	4	101
InterDigital Inc. (b) (c)	13	310
Intermec Inc. (b) (c)	17	346
Internap Network Services Corp. (b) (c)	14	113
Internet Capital Group Inc. (c)	11	123
InterVoice Inc. (b) (c)	11	87
Interwoven Inc. (c)	13	183
Intevac Inc. (c)	6	80
ION Geophysical Corp. (b) (c)	21	324
Ipass Inc. (b) (c)	16	63
IPG Photonics Corp. (c)	3	52
Isilon Systems Inc. (b) (c)	3	13
Itron Inc. (b) (c)	9	819
Ixia (c)	13	126
IXYS Corp. (b) (c)	8	62
j2 Global Communications Inc. (b) (c)	14	300
Jack Henry & Associates Inc.	22	547
JDA Software Group Inc. (c)	7	139
Kemet Corp. (b) (c)	24	161
Keynote Systems Inc. (c)	4	62
Knot Inc. (b) (c)	7	114
Kulicke & Soffa Industries Inc. (b) (c)	15	103
L-1 Identity Solutions Inc. (b) (c)	17	303
Lattice Semiconductor Corp. (c)	31	100
Lawson Software Inc. (b) (c)	35	363
Limelight Networks Inc. (b)	5	35
Lionbridge Technologies Inc. (b) (c)	15	52
Liquidity Services Inc. (b) (c)	3	35
Littelfuse Inc. (b) (c)	6	196
LivePerson Inc. (c)	12	65
LoJack Corp. (b) (c)	5	81
LoopNet Inc. (b) (c)	8	106
Loral Space & Communications Inc. (b) (c)	3	110
LTX Corp. (c)	16	51
Macrovision Corp. (b) (c)	15	280
Magma Design Automation Inc. (b) (c)	12	147
Manhattan Associates Inc. (c)	8	202
Mantech International Corp. - Class A (c)	6	248
Marchex Inc. - Class B (b)	7	81
MasTec Inc. (b) (c)	12	120
Mattson Technology Inc. (b) (c)	14	118
MAXIMUS Inc. (b)	6	245
Measurement Specialties Inc. (c)	4	82
Mentor Graphics Corp. (c)	26	278
MercadoLibre Inc.	5	350
Mercury Computer Systems Inc. (c)	6	101

Methode Electronics Inc. (b)	11	178
Micrel Inc.	15	123
Micros Systems Inc. (c)	11	793
Microsemi Corp. (b) (c)	22	482
MicroStrategy Inc. - Class A (b) (c)	3	251
Microtune Inc. (b) (c)	17	109
Midway Games Inc. (b) (c)	9	25
MIPS Technologies Inc. - Class A (b) (c)	13	64
MKS Instruments Inc. (b) (c)	14	275
Monolithic Power Systems Inc. (b) (c)	7	152
Monotype Imaging Holdings Inc.	1	20
MPS Group Inc. (c)	29	316
MRV Communications Inc. (b) (c)	38	88
MSC Software Corp. (c)	13	168
MTS Systems Corp. (b)	5	204
Multi-Fineline Electronix Inc. (b) (c)	2	41
Ness Technologies Inc. (c)	9	81
Net 1 UEPS Technologies Inc. (c)	12	354
Netezza Corp.	3	48
NetGear Inc. (c)	9	336
NetLogic Microsystems Inc. (b) (c)	5	156
Network Equipment Technologies Inc. (c)	7	63
Newport Corp. (b) (c)	9	118
NIC Inc.	11	96
Novatel Wireless Inc. (b) (c)	9	152
Nuance Communications Inc. (b) (c)	40	749
Omniture Inc. (c)	9	310
Omnivision Technologies Inc. (b) (c)	15	235
ON Semiconductor Corp. (b) (c)	67	599
On2 Technologies Inc. (b) (c)	29	30
Online Resources Corp. (b) (c)	7	82
Openwave Systems Inc.	22	57
Oplink Communications Inc. (b) (c)	7	107
Opnext Inc. (c)	6	50
Optium Corp. (b) (c)	3	25
ORBCOMM Inc. (b) (c)	7	43
OSI Systems Inc. (b) (c)	5	120
Overland Storage Inc. (c)	2	3
OYO Geospace Corp. (b) (c)	1	84
Packeteer Inc. (c)	9	55
Palm Inc. (b) (c)	29	184
Parametric Technology Corp. (c)	32	574
Park Electrochemical Corp.	5	151
PC Connection Inc. (c)	2	27
PC-Tel Inc. (c)	3	22
PDF Solutions Inc. (b) (c)	6	50
Pegasystems Inc.	4	44
Perficient Inc. (b) (c)	8	129
Pericom Semiconductor Corp. (c)	8	150
Perot Systems Corp. (b) (c)	25	332
Photronics Inc. (c)	11	136
PlanetOut Inc.	-	1
Plantronics Inc. (b)	14	353

Plexus Corp. (c)	13	333
PLX Technology Inc. (b) (c)	7	63
PMC - Sierra Inc. (b) (c)	60	392
Polycom Inc. (b) (c)	25	708
Powerwave Technologies Inc. (b) (c)	37	151
Progress Software Corp. (c)	12	391
PROS Holdings Inc.	2	45
QAD Inc.	4	37
Quality Systems Inc. (b)	5	140
Quantum Corp. (c)	67	180
Quest Software Inc. (c)	19	359
Rackable Systems Inc. (b) (c)	9	86
Radiant Systems Inc. (b) (c)	7	119
Radisys Corp. (b) (c)	6	79
RealNetworks Inc. (c)	29	174
Renaissance Learning Inc.	2	22
RF Micro Devices Inc. (b) (c)	73	419
RightNow Technologies Inc. (b) (c)	4	68
Rimage Corp. (c)	3	73
Rofin-Sinar Technologies Inc. (c)	9	432
Rogers Corp. (c)	5	222
Rudolph Technologies Inc. (c)	8	93
S1 Corp. (c)	17	121
Safeguard Scientifics Inc. (c)	29	52
Sapient Corp. (b) (c)	22	191
SAVVIS Inc. (b) (c)	8	218
ScanSource Inc. (b) (c)	8	243
SeaChange International Inc. (c)	8	60
Secure Computing Corp. (b) (c)	15	140
Semitool Inc. (b) (c)	6	51
Semtech Corp. (c)	19	291
ShoreTel Inc. (b)	2	32
SI International Inc. (b) (c)	3	95
Sigma Designs Inc. (c)	7	388
Silicon Graphics Inc. (b) (c)	1	20
Silicon Image Inc. (b) (c)	23	105
Silicon Storage Technology Inc. (b) (c)	25	74
SiRF Technology Holdings Inc. (b) (c)	15	379
Skyworks Solutions Inc. (c)	45	385
Smart Modular Technologies WWH Inc. (c)	13	132
Smith Micro Software Inc. (b) (c)	8	65
Sohu.com Inc. (c)	8	411
Solera Holdings Inc. (c)	7	183
Sonic Solutions Inc. (c)	7	72
SonicWALL Inc. (b) (c)	19	205
Sonus Networks Inc. (b) (c)	73	423
Sourcefire Inc. (c)	2	14
SourceForge Inc. (b) (c)	18	44
Spansion Inc. (c)	26	104
SPSS Inc. (c)	5	187
SRA International Inc. - Class A (c)	11	332
Standard Microsystems Corp. (c)	6	246
Starent Networks Corp.	4	68

STEC Inc. (b) (c)	9	81
Stratasys Inc. (c)	6	157
Super Micro Computer Inc. (c)	2	18
Supertex Inc. (b) (c)	3	94
Switch & Data Facilities Co. (c)	4	59
Sybase Inc. (b) (c)	26	680
Sycamore Networks Inc. (b) (c)	52	199
SYKES Enterprises Inc. (c)	10	175
Symmetricom Inc. (b) (c)	14	64
Synaptics Inc. (b) (c)	7	304
Synchronoss Technologies Inc. (c)	5	182
SYNNEX Corp. (c)	5	92
Synplicity Inc. (c)	2	9
Syntel Inc. (b)	3	125
Take-Two Interactive Software Inc. (b) (c)	21	387
Technitrol Inc.	11	321
TechTarget Inc. (c)	2	29
Techwell Inc. (c)	4	40
Tekelec (b) (c)	17	209
Terremark Worldwide Inc. (c)	14	92
Tessera Technologies Inc. (b) (c)	13	560
TheStreet.com Inc. (b)	6	93
THQ Inc. (b) (c)	19	527
TIBCO Software Inc. (c)	53	431
TNS Inc. (b)	7	115
Travelzoo Inc. (c)	2	24
Trident Microsystems Inc. (b) (c)	16	103
Trimble Navigation Ltd. (b) (c)	-	-
TriQuint Semiconductor Inc. (c)	37	244
TTM Technologies Inc. (b) (c)	12	139
Tyler Technologies Inc. (c)	11	144
Ultimate Software Group Inc. (b) (c)	7	224
Ultra Clean Holdings Inc. (c)	5	65
Ultratech Inc. (b) (c)	7	76
Unica Corp. (c)	3	27
United Online Inc.	19	225
Universal Display Corp. (b) (c)	8	166
UTStarcom Inc. (b) (c)	28	77
ValueClick Inc. (c)	28	622
VASCO Data Security International (b) (c)	8	211
Veeco Instruments Inc. (b) (c)	9	143
ViaSat Inc. (c)	7	244
Vignette Corp. (c)	8	118
Virtusa Corp.	-	7
VistaPrint Ltd. (b) (c)	12	529
Visual Sciences Inc. (c)	5	93
Vocus Inc. (c)	4	130
Volterra Semiconductor Corp. (b) (c)	5	57
Websense Inc. (b) (c)	12	210
Wind River Systems Inc. (c)	20	181
Wright Express Corp. (c)	11	399
X-Rite Inc.	9	101
Zoran Corp. (c)	14	324

Zygo Corp. (c)	5	68
		64,680

MATERIALS - 5.5%
A. Schulman Inc. (b)	7	161
AbitibiBowater Inc. (b)	15	313
AEP Industries Inc. (c)	2	49
AM Castle & Co. (b)	4	115
AMCOL International Corp. (b)	7	269
American Vanguard Corp.	5	82
Apex Silver Mines Ltd. (c)	17	255
AptarGroup Inc. (b)	20	806
Arch Chemicals Inc.	7	254
Balchem Corp.	5	119
Brush Engineered Materials Inc. (b) (c)	6	217
Buckeye Technologies Inc. (c)	10	126
Calgon Carbon Corp. (b) (c)	11	177
Century Aluminum Co. (b) (c)	8	446
CF Industries Holdings Inc.	16	1,730
Chesapeake Corp. (b)	5	28
Claymont Steel Holdings Inc. (c)	2	44
Coeur d’Alene Mines Corp. (b) (c)	131	646
Compass Minerals International Inc. (b)	9	375
Deltic Timber Corp. (b)	3	140
Esmark Inc. (b)	3	42
Ferro Corp.	12	259
Flotek Industries Inc. (c)	5	183
General Moly Inc.	14	163
Georgia Gulf Corp. (b)	10	64
Gibraltar Industries Inc.	7	106
Glatfelter	13	192
Graphic Packaging Corp. (b) (c)	20	74
Grief Inc.	9	608
Haynes International Inc. (c)	3	235
HB Fuller Co. (b)	17	390
Headwaters Inc. (b) (c)	10	121
Hecla Mining Co. (b) (c)	35	325
Hercules Inc. (b)	33	643
Horsehead Holding Corp.	2	26
Innophos Holdings Inc.	5	76
Innospec Inc.	6	112
Kaiser Aluminum Corp.	4	343
Koppers Holdings Inc.	5	222
Kronos Worldwide Inc.	-	9
Landec Corp. (c)	6	85
Mercer International Inc. (b) (c)	9	72
Metal Management Inc.	7	335
Minerals Technologies Inc. (b)	5	362
Myers Industries Inc.	8	120
Neenah Paper Inc.	4	128
NewMarket Corp.	4	249
NL Industries Inc.	1	12
Northwest Pipe Co. (c)	2	90

Olin Corp. (b)	21	409
Olympic Steel Inc.	3	80
OM Group Inc. (c)	8	486
PolyOne Corp. (b) (c)	24	161
Polypore International Inc. (c)	5	83
Quanex Corp.	11	552
Rock-Tenn Co. - Class A	10	258
Rockwood Holdings Inc. (c)	10	335
Royal Gold Inc.	7	200
RTI International Metals Inc. (c)	7	455
Schnitzer Steel Industries Inc. - Class A (b)	6	417
Schweitzer-Mauduit International Inc.	4	105
Sensient Technologies Corp.	13	376
ShengdaTech Inc. (b) (c)	8	119
Silgan Holdings Inc. (b)	7	364
Spartech Corp.	9	121
Stepan Co.	2	64
Stillwater Mining Co. (b) (c)	11	105
Symyx Technologies Inc. (b) (c)	8	63
Terra Industries Inc. (b) (c)	26	1,261
Texas Industries Inc. (b)	8	547
Tronox Inc. - Class B (b)	11	93
Universal Stainless & Alloy Products Inc. (b) (c)	2	67
US Concrete Inc. (b) (c)	10	33
US Gold Corp. (c)	14	40
Valhi Inc. (b)	2	26
Wausau Paper Corp.	12	106
Worthington Industries Inc. (b)	19	348
WR Grace & Co. (b) (c)	20	524
Zep Inc.	6	86
Zoltek Cos. Inc. (c)	7	309
		20,191

TELECOMMUNICATION SERVICES - 1.5%
Alaska Communications Systems Group Inc. (b)	13	188
Arbinet-thexchange Inc. (c)	2	9
Aruba Networks Inc. (b) (c)	2	37
Atlantic Tele-Network Inc.	2	82
Cbeyond Inc. (c)	6	235
Centennial Communications Corp. (c)	7	62
Cincinnati Bell Inc. (c)	70	333
Cogent Communications Group Inc. (b) (c)	14	335
Consolidated Communications Holdings Inc. (b)	5	100
FairPoint Communications Inc. (b)	10	135
FiberTower Corp. (b) (c)	33	76
General Communication Inc. - Class A (c)	14	122
Global Crossing Ltd. (b) (c)	7	150
Globalstar Inc. (b) (c)	5	43
Golden Telecom Inc. (b)	5	457
Harris Stratex Networks Inc. - Class A (c)	7	118
Hungarian Telephone & Cable Corp. (c)	1	13
ICO Global Communications Holdings Ltd. (c)	32	102
IDT Corp. - Class B (b)	12	104

Iowa Telecommunications Services Inc.	9	143
iPCS Inc. (b)	4	161
Level 3 Communications Inc. (b) (c)	-	-
NextWave Wireless Inc. (b) (c)	8	44
North Pittsburgh Systems Inc. (b)	5	102
NTELOS Holdings Corp.	8	240
PAETEC Holding Corp. (c)	22	211
Premiere Global Services Inc. (c)	19	282
Rural Cellular Corp. - Class A (c)	3	139
Shenandoah Telecom Co. (b)	6	144
SureWest Communications	4	75
Syniverse Holdings Inc. (c)	8	122
Time Warner Telecom Inc. - Class A (b) (c)	40	815
USA Mobility Inc. (c)	6	87
Virgin Mobile USA Inc.	8	68
Vonage Holdings Corp. (b) (c)	17	39
		5,373

UTILITIES - 3.0%
Allete Inc. (b)	7	274
American States Water Co. (b)	5	188
Aquila Inc. (c)	106	394
Avista Corp.	14	309
Black Hills Corp. (b)	11	467
Cadiz Inc. (b) (c)	3	70
California Water Service Group (b)	6	209
Central Vermont Public Service Corp. (b)	3	90
CH Energy Group Inc. (b)	5	205
Cleco Corp. (b)	17	468
Connecticut Water Services Inc.	1	32
Consolidated Water Co. Ltd.	4	103
Contango Oil & Gas Co. (b) (c)	4	188
El Paso Electric Co. (c)	13	333
Empire District Electric Co.	9	203
EnergySouth Inc. (b)	2	110
IDACORP Inc. (b)	13	445
ITC Holdings Corp.	12	671
Laclede Group Inc. (b)	6	205
MGE Energy Inc.	6	218
Middlesex Water Co.	2	35
New Jersey Resources Corp.	8	395
Nicor Inc. (b)	13	545
Northwest Natural Gas Co.	8	371
NorthWestern Corp. (b)	10	303
Ormat Technologies Inc.	4	212
Otter Tail Corp.	8	293
Piedmont Natural Gas Co. (b)	21	558
PNM Resources Inc. (b)	22	471
Portland General Electric Co. (b)	8	233
SJW Corp. (b)	4	136
South Jersey Industries Inc.	8	291
Southwest Gas Corp.	11	341
Southwest Water Co. (b)	7	89

UIL Holdings Corp.	7	253
UniSource Energy Corp.	10	305
Westar Energy Inc. (b)	25	658
WGL Holdings Inc. (b)	14	453
		11,124

Total Common Stocks (cost $341,345)		359,208

RIGHTS - 0.0%
Medis Technologies Ltd. - Rights (f)	1	-

Total Rights (cost $0)		-

WARRANTS - 0.0%
Pegasus Warrant (f)	1	-

Total Warrants (cost $0)		-

SHORT TERM INVESTMENTS - 39.3%
Mutual Funds - 1.0%
JNL Money Market Fund, 4.58% (a) (h)	3,558	3,558

Securities Lending Collateral - 38.2%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (h)	139,144	139,144

U.S. Treasury Securities - 0.1%
U.S. Treasury Bill, 2.81%, 03/20/08 (n)	305	303

Total Short Term Investments (cost $143,005)		143,005

Total Investments - 138.0% (cost $484,350)		502,213

Other Assets and Liabilities, Net - (38.0%)		-138,316

Total Net Assets - 100%		$363,897

JNL/PIMCO Real Return Fund
OPTIONS - 0.1%
Cross Currency Call Option on EUR vs. USD @ 1.353,
Expiration 06/26/08	1,400	$158
Cross Currency Call Option on EUR vs. USD @ 1.392,
Expiration 07/08/10	1,500	135
Cross Currency Put Option on EUR vs. USD @ 1.353,
Expiration 06/26/08	1,400	11
Cross Currency Put Option on EUR vs. USD @ 1.392,
Expiration 07/08/10	1,500	71
Eurodollar Future Call Option, Strike Price $98.75,
Expiration 09/15/08	5	-
Federal National Mortgage Association, 5.50%, 02/38,
Call Option, Strike Price $104, Expiration 02/05/08	350	-
Federal National Mortgage Association, 6.00%, 02/38,

Call Option, Strike Price $104.75, Expiration 02/05/08	100	-
US 5 Year Treasury Note Future Call Option,
Strike Price $124, Expiration 02/22/08	191	3
US 5 Year Treasury Note Future Call Option,
Strike Price $126, Expiration 02/22/08	22	-
US 5 Year Treasury Note Future Call Option,
Strike Price $127, Expiration 02/22/08	3	-
US 10 Year Treasury Note Future Put Option,
Strike Price $101, Expiration 02/22/08	156	3
US 10 Year Treasury Note Future Put Option,
Strike Price $102, Expiration 02/22/08	465	7
US Treasury Bond Future Call Option, Strike Price $139,
Expiration 02/22/08	77	2
US Treasury Bond Future Call Option, Strike Price $142,
Expiration 02/22/08	629	10
US Treasury Inflation Index, 2.00%, 04/12, Put Option,
Strike Price $98, Expiration 01/22/08	500	-
US Treasury Inflation Index, 2.00%, 01/14, Put Option,
Strike Price $86.50, Expiration 02/06/08	150	-
US Treasury Inflation Index, 2.38%, 01/25, Put Option,
Strike Price $93, Expiration 01/22/08	250	-
US Treasury Inflation Index, 2.38%, 01/27, Put Option,
Strike Price $70, Expiration 02/06/08	532	-

Total Options (cost $302)		400

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 26.6%
ACE Securities Corp., 4.96%, 06/25/37 (i)	$1,242	1,213
Adjustable Rate Mortgage Trust, 5.13%, 09/25/35 (i)	1,499	1,488
AmeriCredit Automobile Receivables Trust,
5.32%, 08/06/08	430	431
Banc of America Commercial Mortgage Inc.,
5.89%, 07/10/44	2,000	2,078
Banc of America Large Loan, 5.54%, 06/01/09 (e) (f) (i) (s)	1,579	1,576
Bear Stearns Adjustable Rate Mortgage Trust,
4.49%, 02/25/34 (i)	1,473	1,429
4.78%, 11/25/34 (i)	1,378	1,370
4.88%, 01/25/35 (i)	2,382	2,380
4.96%, 01/25/35 (i)	1,456	1,444
4.13%, 03/25/35	1,106	1,093,
4.55%, 08/25/35	626	616
Bear Stearns Alt-A Trust, 5.90%, 01/25/36 (i)	1,436	1,399
Bear Stearns Asset Backed Securities Trust,
5.87%, 10/25/37 (i)	1,587	1,544
Bear Stearns Structured Products Inc.
5.68%, 01/26/36 (i)	1,514	1,499
4.99%, 01/25/37 (e) (f) (i) (s)	1,518	1,503
5.79%, 12/26/46	1,534	1,514
Chase Credit Card Master Trust
5.14%, 10/15/10 (i)	1,400	1,400
5.20%, 09/15/11 (i)	1,400	1,399
Chevy Chase Mortgage Funding Corp.,
5.00%, 05/25/48 (e) (i) (s)	1,371	1,238

Citibank Credit Card Issuance Trust
5.05%, 02/07/10 (i)	1,400	1,400
2.90%, 05/17/10	1,400	1,391
Citigroup Mortgage Loan Trust Inc.
4.25%, 08/25/35	312	306
4.68%, 08/25/35 (i)	1,503	1,484
4.75%, 08/25/35 (i)	279	275
4.95%, 01/25/37 (i)	842	801
4.98%, 03/25/37 (i)	1,298	1,239
4.93%, 05/25/37 (i)	1,244	1,186
4.93%, 08/25/45 (i)	1,225	1,162
Countrywide Asset-Backed Certificates
5.05%, 09/25/36 (i)	1,350	1,310
4.92%, 03/25/37 (i)	507	495
4.97%, 09/25/37 (i)	1,067	1,044
Countrywide Home Loan Mortgage Pass Through Trust
6.14%, 08/25/34 (i)	1,105	1,099
4.85%, 04/20/35 (i)	1,388	1,385
Credit Suisse First Boston Mortgage Securities Corp.,
4.43%, 04/25/34 (i)	1,486	1,478
Credit-Based Asset Servicing and Securitization LLC,
4.99%, 07/25/37 (e) (i) (s)	1,292	1,226
Deutsche Bank Alternate Loan Trust, 4.96%, 08/25/37 (i)	1,224	1,212
First Franklin Mortgage Loan Trust, 4.92%, 11/25/36 (i)	1,134	1,104
First Horizon Mortgage Pass Through-Trust,
4.74%, 07/25/33 (i)	1,474	1,467
First NLC Trust, 4.94%, 08/25/37 (e) (i) (s)	1,268	1,244
First USA Credit Card Master Trust, 5.16%, 04/18/11 (i)	1,400	1,401
GMAC Commercial Mortgage Securities Inc.,
5.24%, 11/10/45	2,000	1,986
Goldman Sachs Mortgage Securities Corp.,
4.63%, 03/06/20 (e) (i) (s)	500	478
Greenwich Capital Commercial Funding Corp.,
5.44%, 01/10/17	4,000	4,024
GS Auto Loan Trust, 5.34%, 06/28/14	349	349
Harborview Mortgage Loan Trust, 4.61%, 04/19/34 (i)	1,459	1,452
HSI Asset Securitization Corp. Trust, 4.93%, 05/25/37 (i)	1,264	1,208
IndyMac Residential Asset Backed Trust
5.00%, 04/25/37 (i)	1,017	987
4.95%, 07/25/37 (i)	1,127	1,104
JPMorgan Mortgage Acquisition Corp., 4.93%, 05/01/37 (i)	1,176	1,138
Lehman Brothers Mortgage Loan Trust,
4.96%, 06/25/37 (e) (i) (s)	1,233	1,210
MASTR Adjustable Rate Mortgages Trust
5.02%, 12/25/33 (i)	1,505	1,498
3.79%, 11/21/34 (i)	1,583	1,567
4.98%, 05/25/47 (i)	409	406
MASTR Asset Backed Securities Trust, 4.95%, 05/25/37 (i)	1,056	1,010
MBNA Credit Card Master Note, 5.15%, 08/16/10 (i)	1,200	1,200
Merrill Lynch & Co. Inc. First Franklin, 4.93%, 06/25/37 (i)	1,231	1,188
Merrill Lynch Mortgage Investors Trust
4.56%, 02/25/34 (i)	1,467	1,452
6.44%, 11/21/34 (i)	1,110	1,106

MLCC Mortgage Investors Inc., 4.25%, 10/25/35	2,778	2,698
Morgan Stanley Capital I, 4.93%, 05/25/37 (i)	2,373	2,317
Nationstar Home Equity Loan Trust, 4.93%, 06/25/37 (i)	1,206	1,193
Provident Funding Mortgage Loan Trust, 3.80%, 08/25/33	1,393	1,391
Residential Asset Securities Corp., 4.98%, 02/25/30 (i)	1,076	1,033
Residential Asset Securitization Trust, 5.50%, 06/25/33	535	512
Residential Funding Mortgage Security I
5.22%, 09/25/35 (i)	1,529	1,506
4.98%, 02/25/36 (i)	244	241
Securitized Asset Backed Receivables LLC Trust,
5.00%, 05/25/37 (i)	1,231	1,193
SLM Student Loan Trust
5.05%, 04/25/12 (i)	282	282
5.06%, 04/25/14 (i)	1,500	1,498
4.85%, 02/15/15 (i)	1,144	1,142
5.08%, 04/25/17 (i)	1,191	1,187
5.07%, 09/25/20 (i)	1,098	1,097
Structured Adjustable Rate Mortgage Trust,
4.18%, 02/25/34	1,444	1,433
Structured Asset Mortgage Investments Inc.
5.30%, 10/19/34 (i)	60	59
4.97%, 09/25/47 (i)	632	627
Structured Asset Securities Corp., 4.98%, 04/25/36 (i)	1,400	1,381
Thornburg Mortgage Securities Trust, 4.88%, 03/25/37 (i)	1,482	1,444
Wachovia Bank Commercial Mortgage Trust
5.12%, 08/11/18 (e) (i) (s)	1,258	1,239
5.11%, 06/15/20 (e) (i) (s)	1,264	1,210
Washington Mutual Mortgage Pass-Through Certificates
4.55%, 03/25/33 (i)	717	703
4.21%, 06/25/33	1,449	1,441
Washington Mutual MSC Mortgage Pass-Through
Certificates, 5.79%, 08/25/46 (i)	2,167	2,125
Wells Fargo Mortgage Backed Securities Trust
4.52%, 11/25/33 (i)	1,400	1,383
5.00%, 12/25/34 (i)	1,525	1,502

Total Non-U.S. Government Agency Asset-Backed Securities (cost $106,292)		105,523

CORPORATE BONDS AND NOTES - 10.7%
CONSUMER DISCRETIONARY - 0.0%
Harrah’s Operating Co. Inc., 7.50%, 01/15/09	100	104

CONSUMER STAPLES - 0.5%
Kraft Foods Inc.
6.00%, 02/11/13	300	308
6.13%, 02/01/18	800	806
Reynolds American Inc., 5.69%, 06/15/11 (i)	700	683
		1,797

ENERGY - 1.0%
Chesapeake Energy Corp., 2.50%, 05/15/37	1,100	1,223
NGPL PipeCo LLC, 6.51%, 12/15/12 (e) (s)	1,300	1,320
Rockies Express Pipeline LLC, 5.78%, 08/20/09 (e) (i) (s)	1,600	1,600

		4,143

FINANCIALS - 8.6%
American Express Bank
5.25%, 06/12/09 (i)	1,400	1,395
4.96%, 06/22/09 (i)	1,400	1,396
6.00%, 09/13/17	1,500	1,508
American International Group Inc., 5.85%, 01/16/18	1,100	1,107
Bank of America NA
5.04%, 02/27/09 (i)	1,200	1,198
5.13%, 06/12/09 (i)	1,400	1,397
Barclays Bank Plc
5.45%, 09/12/12	2,100	2,152
6.05%, 12/04/17 (e) (s)	2,000	2,015
7.43%, (callable at 100 beginning 12/15/17) (e) (o) (s)	200	208
Bear Stearns Cos. Inc., 6.95%, 08/10/12	800	823
Capital One Financial Corp., 6.75%, 09/15/17	1,600	1,535
Chrysler Financial Co. LLC Term Loan, 9.36%, 08/03/14 (i)	1,496	1,435
Citigroup Funding Inc., 4.90%, 04/23/09 (i)	1,300	1,292
Credit Agricole SA, 5.05%, 05/28/09 (e) (i) (s)	1,400	1,401
Export-Import Bank of Korea, 5.21%, 06/01/09 (i)	1,400	1,402
Ford Motor Credit Co.
7.25%, 10/25/11	1,850	1,602
7.80%, 06/01/12	150	131
General Electric Capital Corp., 6.50%, 09/15/17 (e) (s)	EUR 1,600	3,207
General Motors Acceptance Corp., 6.03%, 09/23/08 (i)	1,400	1,352
Goldman Sachs Group Inc., 6.75%, 10/01/37	1,800	1,764
Lehman Brothers Holdings Inc.
6.20%, 09/26/14	200	204
7.00%, 09/27/27	100	101
Merrill Lynch & Co. Inc., 6.40%, 08/28/17	800	813
Morgan Stanley, 4.93%, 05/07/09 (i)	1,300	1,284
Royal Bank of Scotland Group Plc,
7.09% (callable at 100 beginning 09/29/17) (o) --GBP	100	146
Santander Perpetual SA Unipersonal,
6.67% (callable at 100 beginning 10/24/17) (e) (o) (s)	900	902
Wachovia Bank NA, 4.67%, 10/03/08 (i)	1,300	1,297
Wells Fargo & Co., 5.63%, 12/11/17	1,100	1,101
		34,168

MATERIALS - 0.2%
Weyerhaeuser Co., 5.88%, 09/24/09 (i)	800	802

TELECOMMUNICATION SERVICES - 0.4%
AT&T Inc., 6.30%, 01/15/38	200	203
BellSouth Corp., 4.20%, 04/26/21 (e) (s)	1,400	1,395
		1,598

Total Corporate Bonds and Notes (cost $42,601)		42,612

GOVERNMENT AND AGENCY OBLIGATIONS - 167.4%
GOVERNMENT SECURITIES - 118.4%
Municipals - 0.3%

Buckeye Ohio Tobacco Settlement FIN AUTH, 6.00%,	300	294
New York City Municipal Water FInancing Authority,
5.00%, 06/15/38	400	416
Tobacco Settlement Authority of West Virgina,
7.47%, 06/01/47	500	480
Tobacco Settlement Funding Corp., 5.00%, 06/01/41	200	165
		1,355

Treasury Inflation Index Securities - 115.1%
U.S. Treasury Inflation Index Note
3.88%, 01/15/09, TBA (g)	15,000	19,674
0.88%, 04/15/10, TBA (g)	60,000	65,951
2.38%, 04/15/11, TBA (g)	15,400	16,897
2.00%, 04/15/12, TBA (g)	62,900	67,122
2.00%, 01/15/14, TBA (g) (q)	23,432	46,835
2.00%, 07/15/14, TBA (g) (q)	1,829	3,207
2.00%, 01/15/16, TBA (g) (q)	2,315	3,025
2.50%, 07/15/16, TBA (g)	79,000	87,159
2.38%, 01/15/17, TBA (g) (q)	1,738	2,077
2.63%, 07/15/17, TBA (g) (q)	9,758	10,768
2.38%, 01/15/25, TBA (g) (q)	20,774	30,837
2.00%, 01/15/26, TBA (g) (q)	14,291	16,041
2.38%, 01/15/27, TBA (g)	54,000	59,164
3.63%, 04/15/28, TBA (g)	17,500	28,640
		457,397

U.S. Treasury Securities - 3.0%
U.S. Treasury Note 4.63%, 02/29/12, TBA (g)	11,500	12,068

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 49.0%
Federal Home Loan Mortgage Corp. - 16.4%
Federal Home Loan Mortgage Corp.
4.50%, 11/15/13	851	849
5.50%, 05/15/16	1,353	1,365
5.26%, 02/15/19 (i)	5,210	5,181
5.18%, 07/15/19 (i)	2,541	2,529
5.00%, 02/15/20	994	998
5.18%, 10/15/20 (i)	2,545	2,534
5.00%, 05/15/27	1,328	1,336
5.50%, 01/01/34 TBA (g)	2,300	2,295
6.75%, 07/01/36 (i)	2,181	2,228
6.70%, 09/01/36 (i)	2,422	2,472
6.00%, 10/01/36	398	404
6.68%, 10/01/36 (i)	2,652	2,723
6.00%, 11/01/36	8,620	8,749
5.50%, 12/01/36	2,085	2,081
5.50%, 09/01/37	500	499
5.50%, 12/01/37	291	290
5.50%, 12/01/37	1,009	1,007
6.00%, 01/01/37	2,984	3,029
6.00%, 04/01/37	859	872
5.50%, 05/01/37	3,282	3,276
6.00%, 05/01/37	398	404

6.00%, 08/01/37	1,002	1,017
6.00%, 08/01/37	12,701	12,891
6.00%, 09/01/37	3,954	4,013
6.00%, 09/01/37	392	398
6.00%, 11/01/37	405	411
6.00%, 11/01/37	592	601
6.00%, 11/01/37	592	600
		65,052

Federal National Mortgage Association - 29.4%
Federal National Mortgage Association
5.00%, 02/25/17	1,124	1,128
6.00%, 09/01/22	2,452	2,509
6.00%, 09/01/22	2,372	2,427
4.77%, 11/01/35 (i)	699	700
5.50%, 12/01/36	2,880	2,876
5.00%, 01/01/37	1,016	991
5.00%, 02/01/37	170	165
5.00%, 02/01/37	176	172
5.50%, 02/01/37	18,720	18,700
5.50%, 02/01/37	387	387
6.00%, 02/01/37	9,807	9,961
6.00%, 02/01/37	10,276	10,437
5.50%, 03/01/37	2,941	2,938
5.00%, 04/01/37	1,009	984
6.00%, 04/01/37	799	812
5.00%, 05/01/37	92	91
5.50%, 05/01/37	299	299
5.50%, 05/01/37	280	280
5.50%, 07/01/37	200	200
6.00%, 07/01/37	7,861	7,984
4.93%, 07/25/37 (i)	1,409	1,355
5.50%, 09/01/37	1,635	1,633
6.00%, 10/01/37	8,734	8,869
6.00%, 10/01/37	6,951	7,059
6.00%, 10/01/37	6,910	7,017
6.00%, 10/01/37	139	142
6.00%, 10/01/37	7,982	8,106
6.00%, 10/01/37	8,784	8,920
5.50%, 11/01/37	1,000	999
6.00%, 11/01/37	3,988	4,050
5.50%, 12/01/37	1,000	999
5.50%, 12/01/37	1,300	1,298
5.50%, 12/01/37	500	499
6.00%, 01/16/37, TBA (g)	1,800	1,828
		116,815

Government National Mortgage Association - 2.7%
Government National Mortgage Association
6.00%, 01/15/29	2	2
6.00%, 02/15/29	3	3
6.00%, 01/15/32	5	5
5.50%, 02/15/36	515	519

6.00%, 04/15/36	487	499
6.50%, 05/15/36	47	49
6.50%, 11/15/36	49	50
6.50%, 07/15/36	901	932
5.50%, 01/15/37	77	78
6.50%, 01/15/37	254	263
5.50%, 07/15/37	398	401
6.00%, 07/15/37	990	1,014
6.00%, 07/15/37	534	547
6.00%, 07/15/37	532	545
6.50%, 07/15/37	2,154	2,225
6.00%, 08/15/37	465	476
6.50%, 08/15/37	872	900
6.50%, 08/15/37	287	297
6.50%, 09/15/37	1,074	1,109
6.50%, 09/15/37	921	951
		10,865

Small Business Administration Participation Certificates - 0.5%
Small Business Administration Participation Certificates,
5.29%, 12/01/27	2,000	2,012

Total Government and Agency Obligations (cost $666,347)		665,564

SHORT TERM INVESTMENTS - 12.6%
Certificates of Deposit - 2.4%
Dexia Credit SA NY, 4.80%, 09/29/08	2,600	2,600
Fortis Bank NY
4.79%, 06/30/08	1,200	1,199
4.78%, 09/30/08	2,600	2,594
Nordea Bank Finland NY, 4.59%, 12/01/08	1,100	1,099
Royal Bank of Scotland NY, 4.81%, 03/26/08	500	500
Skandinaviska Enskilda Banken NY, 4.87%, 02/13/09	1,200	1,199
Societe Generale NY, 4.82%, 03/26/08	500	500
		9,691

Commercial Paper - 8.6%
ABN AMRO N.A., 4.85%, 03/10/08	800	791
Barclays U.S. Funding LLC, 4.82%, 02/06/08	2,900	2,885
Danske Bank A/S, 4.74%, 02/08/08 (e) (s)	9,900	9,843
Palisades, 5.94%, 02/01/08 (e) (s)	3,800	3,781
Skandi Ensk Bank, 4.73%, 02/08/08 (e) (s)	9,600	9,545
UBS Finance LLC, 4.23%, 01/02/08	7,400	7,399
		34,244

Federal Home Loan Mortgage Corp. - 0.1%
Federal Home Loan Mortgage Corp. 4.31%, 01/28/08	400	399

Mutual Funds - 0.7%
JNL Money Market Fund, 4.58% (a) (h)	2,936	2,936

U.S. Treasury Securities - 0.8%
U.S. Treasury Bill

3.20%, 02/28/08 (n)	555	552
2.98%, 03/13/08 (n)	2,495	2,480
		3,032

Total Short Term Investments (cost $50,326)		50,302

Total Investments - 217.4% (cost $865,868)		864,401

Forward Sales Commitments, Net – (44.5%)		-177,087

Other Assets and Liabilities, Net - (72.9%) (m)		-289,795

Total Net Assets - 100%		$397,519

Forward Sales Commitments
GOVERNMENT AND AGENCY OBLIGATIONS – 44.5%
GOVERNMENT SECURITIES - 26.9%
Treasury Inflation Index Securities - 23.1%
U.S. Treasury Inflation Index Note
3.88%, 01/15/09, TBA (g)	$10,400	$13,641
0.88%, 04/15/10, TBA (g)	16,100	17,697
2.38%, 04/15/11, TBA (g)	1,700	1,865
2.00%, 04/15/12, TBA (g)	11,600	12,379
2.50%, 07/15/16, TBA (g)	37,000	40,821
2.38%, 01/15/27, TBA (g)	5,000	5,478
		91,881

U.S. Treasury Securities - 3.8%
U.S. Treasury Bond
4.75%, 02/15/37, TBA (g)	1,400	1,465
U.S. Treasury Note
4.63%, 02/29/12, TBA (g)	6,000	6,296
4.13%, 08/31/12, TBA (g)	2,100	2,162
4.25%, 08/15/14, TBA (g)	200	207
4.75%, 08/15/17, TBA (g)	4,700	4,964
		15,094

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 17.6%
Federal Home Loan Mortgage Corp. - 8.5%
Federal Home Loan Mortgage Corp. 6.00%,
01/16/31, TBA (g)	33,400	33,891

Federal National Mortgage Association - 6.3%
Federal National Mortgage Association
6.00%, 01/17/17, TBA (g)	4,900	5,014
5.00%, 01/01/34, TBA (g)	2,500	2,439
6.00%, 01/16/37, TBA (g)	17,200	17,463
		24,916

Government National Mortgage Association - 2.8%
Government National Mortgage Association
6.00%, 01/24/32, TBA (g)	3,100	3,174
6.50%, 01/24/32, TBA (g)	6,900	7,124

5.50%, 01/01/34, TBA (g)	1,000	1,007
		11,305

Total Forward Sales Commitments - 44.5% (proceeds $183,646)		$177,087

JNL/PIMCO Total Return Bond Fund
PREFERRED STOCKS - 0.4%
FINANCIALS - 0.4%
DG Funding Trust, 7.21% (e) (r)	-	$4,411

Total Preferred Stocks (cost $4,427)		4,411

OPTIONS - 1.1%
Call Swaption, 3 month LIBOR versus 4.75% fixed,
Expiration 02/05/09	230	132
Call Swaption, 3 month LIBOR versus 5.00% fixed,
Expiration 02/05/10	527	1,229
Call Swaption, 3 month LIBOR versus 4.75% fixed,
Expiration 04/02/10	392	802
Call Swaption, 3 month LIBOR versus 4.75% fixed,
Expiration 04/02/10	606	1,224
Call Swaption, 3 month LIBOR versus 4.75% fixed,
Expiration 09/30/10	360	787
Call Swaption, 3 month LIBOR versus 4.75% fixed,
Expiration 09/30/10	818	1,788
Call Swaption, 3 month LIBOR versus 4.75% fixed,
Expiration 12/17/10	848	1,829
Call Swaption, 3 month LIBOR versus 5.00% fixed,
Expiration 12/17/10	1,190	3,024
Call Swaption, 3 month LIBOR versus 5.20% fixed,
Expiration 02/04/11	280	785

Total Options (cost $2,243)		11,600

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 12.3%
ACE Securities Corp., 4.95%, 10/25/36 (i)	$820	797
American Home Mortgage Investment Trust, 4.39%, 02/25/45	630	604
Amortizing Residential Collateral Trust, 5.16%, 07/25/32 (i)	15	15
Asset Backed Securities Corp. Home Equity,
5.14%, 09/25/34 (i)	294	288
Banc of America Funding Corp., 4.11%, 05/25/35 (i)	855	844
Banc of America Mortgage Securities
6.50%, 10/25/31	182	185
Banc of America Mortgage Securities,
6.50%, 09/25/33	78	79
Bear Stearns Adjustable Rate Mortgage Trust
6.27%, 11/25/30 (i)	8	7
5.61%, 02/25/33 (i)	57	57
5.79%, 02/25/33 (i)	47	48
5.04%, 04/25/33 (i)	207	208
4.61%, 01/25/34 (i)	531	525
4.78%, 11/25/34 (i)	886	881

5.07%, 11/25/34 (i)	2,627	2,623
4.13%, 03/25/35	12,891	12,678
4.75%, 10/25/35	3,076	3,055
Bear Stearns Alt-A Trust
5.37%, 05/25/35 (i)	1,030	1,018
5.53%, 09/25/35 (i)	627	618
Bear Stearns Structured Products Inc.
5.68%, 01/26/36 (i)	1,892	1,874
4.99%, 01/25/37 (e) (f) (i) (s)	4,745	4,696
5.79%, 12/26/46	1,054	1,041
Citigroup Mortgage Loan Trust Inc.
4.70%, 12/25/35 (i)	319	313
4.93%, 08/25/45 (i)	3,062	2,906
Countrywide Alternative Loan Trust, 5.05%, 01/25/46 (i)	1,125	1,062
Countrywide Asset-Backed Certificates, 4.98%, 10/25/36 (i)	912	892
Countrywide Home Loan Mortgage Pass Through Trust
5.14%, 05/25/34 (i)	21	21
4.80%, 11/25/34 (i)	1,657	1,645
4.73%, 02/20/35 (i)	2,963	2,947
5.25%, 02/20/36	371	368
CS First Boston Mortgage Securities Corp.,
5.76%, 03/25/32 (e) (i) (s)	56	54
Deutsche Bank Alternate Loan Trust, 4.95%, 03/25/37 (i)	892	883
Equity One ABS Inc., 5.15%, 11/25/32 (i)	212	208
First Franklin Mortgage Loan Trust
4.96%, 11/25/36 (i)	46	46
4.91%, 01/25/38 (i)	2,627	2,541
First USA Credit Card Master Trust, 5.16%, 04/18/11 (i)	3,900	3,901
Fremont Home Loan Trust, 4.94%, 02/27/37 (i)	571	560
GE Capital Commercial Mortgage Corp., 4.23%, 12/10/37	2,875	2,856
Goldman Sachs Mortgage Securities Corp.,
4.63%, 03/06/20 (e) (i) (s)	1,963	1,877
GreenPoint Mortgage Funding Trust, 4.95%, 01/25/47 (i)	1,385	1,358
GS Auto Loan Trust, 5.34%, 06/28/14	499	499
GSR Mortgage Loan Trust
4.54%, 09/25/35 (i)	3,834	3,801
5.25%, 11/25/35 (i)	1,829	1,766
Harborview Mortgage Loan Trust
5.19%, 05/19/35 (i)	272	257
5.15%, 07/19/35 (i)	1,389	1,372
Household Home Equity Loan Trust, 5.24%, 01/20/34 (i)	1,719	1,681
HSI Asset Securitization Corp. Trust, 4.92%, 12/25/36 (i)	729	703
IndyMac ARM Trust, 6.41%, 01/25/32 (i)	1	1
IndyMac Index Mortgage Loan Trust
5.19%, 01/25/36 (i)	1,635	1,615
4.96%, 11/25/46 (i)	803	783
JPMorgan Mortgage Acquisition Corp., 4.92%, 08/25/36 (i)	496	487
JPMorgan Mortgage Trust, 5.02%, 02/25/35 (i)	887	869
Lehman Brothers Commercial Mortgage Trust,
5.11%, 09/15/21 (e) (i) (s)	268	268
Long Beach Mortgage Loan Trust, 5.15%, 10/25/34 (i)	34	33
MASTR Adjustable Rate Mortgages Trust,
3.79%, 11/21/34 (i)	1,583	1,567
MASTR Asset Backed Securities Trust
4.92%, 03/25/37 (i)	1,123	1,086
4.95%, 05/25/37 (i)	1,207	1,154
MBNA Credit Card Master Note, 5.15%, 08/16/10 (i)	1,800	1,801
Mellon Residential Funding Corp.
5.44%, 10/20/29 (i)	371	360
5.51%, 06/15/30 (i)	738	728
Merrill Lynch Mortgage Investors Trust
3.88%, 05/25/33	2,082	2,040
4.94%, 08/25/36 (i)	2,575	2,539
5.08%, 02/25/36 (i)	560	539
Mid-State Trust, 8.33%, 04/01/30	15	15
MLCC Mortgage Investors Inc.
5.87%, 10/25/35 (i)	297	296
5.12%, 11/25/35 (i)	425	389
Morgan Stanley Capital I, 5.09%, 10/15/20 (e) (i) (s)	662	647
Morgan Stanley Mortgage Loan Trust, 4.91%, 01/25/37 (i)	1,212	1,185
Newcastle Mortgage Securities Trust, 4.94%, 03/25/36 (i)	404	401
Park Place Securities Inc., 5.18%, 10/25/34 (i)	1,368	1,309
Prime Mortgage Trust
5.27%, 02/25/19 (i)	34	34
5.27%, 02/25/34 (i)	163	159
Residential Asset Securities Corp., 4.94%, 11/25/36 (i)	1,122	1,096
Saxon Asset Securities Trust, 4.93%, 11/25/36 (i)	504	491
SBI Heloc Trust, 5.04%, 08/25/36 (e) (i) (s)	678	663
Securitized Asset Backed Receivables LLC Trust,
4.93%, 12/25/36 (i)	1,982	1,860
Sequoia Mortgage Trust, 5.32%, 10/19/26 (i)	128	125
SLM Student Loan Trust
5.05%, 04/25/12 (i)	911	911
5.07%, 10/25/14 (i)	5,157	5,147
5.08%, 01/25/16 (i)	357	358
5.08%, 10/15/16 (i)	2,072	2,065
Soundview Home Equity Loan Trust
4.92%, 09/01/36 (i)	540	529
4.95%, 01/25/37 (i)	4,198	4,117
Structured Asset Mortgage Investments Inc.
5.30%, 09/19/32 (i)	112	109
5.22%, 07/19/35 (i)	1,164	1,120
5.00%, 01/01/37 (i)	2,363	2,247
Structured Asset Securities Corp.
6.04%, 02/25/32 (i)	4	5
5.16%, 01/25/33 (i)	13	14
4.92%, 10/25/36 (i)	1,395	1,342
Thornburg Mortgage Securities Trust
4.99%, 06/25/36 (i)	2,895	2,829
4.98%, 12/25/36 (i)	1,251	1,222
Vendee Mortgage Trust, 6.50%, 09/15/24	840	889
Wachovia Bank Commercial Mortgage Trust
5.12%, 08/11/18 (e) (i) (s)	8,037	7,915
5.11%, 06/15/20 (e) (i) (s)	2,257	2,161
Washington Mutual Mortgage Pass-Through Certificates
6.19%, 08/25/42 (i)	319	307
5.99%, 11/25/42 (i)	195	189
5.16%, 10/25/45 (i)	268	252
Washington Mutual MSC Mortgage Pass-Through Certificates,
6.92%, 02/25/31 (i)	27	27
Wells Fargo Mortgage Backed Securities Trust,
4.95%, 01/25/35 (i)	2,112	2,088
4.95%, 03/25/36	1,524	1,507

Total Non-U.S. Government Agency Asset-Backed Securities (cost $129,955)		128,548

CORPORATE BONDS AND NOTES - 31.3%
CONSUMER DISCRETIONARY - 1.3%
Comcast Corp.
5.54%, 07/14/09 (i)	1,700	1,694
5.88%, 02/15/18	400	398
6.45%, 03/15/37	400	407
DaimlerChrysler NA Holding Corp.
5.46%, 03/13/09 (i)	900	895
5.33%, 08/03/09 (i)	1,400	1,390
MGM Mirage Inc. Term Loan
6.37%, 10/03/11 (i)	500	472
6.41%, 10/03/11 (i)	500	472
6.43%, 10/03/11 (i)	1,500	1,422
R.H. Donnelley Corp., 6.86%, 06/30/11, TBA (g)	1,000	966
Time Warner Inc., 5.11%, 11/13/09 (i)	1,500	1,463
Walt Disney Co., 5.29%, 07/16/10 (i)	4,400	4,355
		13,934

CONSUMER STAPLES - 0.5%
Anheuser-Busch Cos. Inc., 5.50%, 01/15/18	100	102
Kraft Foods Inc.
6.13%, 02/01/18	1,400	1,411
6.88%, 02/01/38	600	623
Wal-Mart Stores Inc., 4.89%, 06/16/08 (i)	3,300	3,301
		5,437

ENERGY - 0.8%
Anadarko Petroleum Corp., 5.39%, 09/15/09 (i)	2,200	2,166
El Paso Corp.
8.05%, 10/15/30	600	625
7.80%, 08/01/31	900	913
Gaz Capital SA, 6.21%, 11/22/16 (e) (s)	300	287
Peabody Energy Corp., 7.88%, 11/01/26	500	508
Ras Laffan LNG III, 5.84%, 09/30/27 (e) (s)	500	472
Salomon Brothers AG for OAO Gazprom, 10.50%, 10/21/09	1,500	1,621
Transocean Inc., 5.34%, 09/05/08 (i)	1,400	1,393
		7,985

FINANCIALS - 24.8%
Abbey National Plc, 4.58%, 07/02/08 (i)	3,200	3,201
AIG Matched Funding Corp., 4.99%, 06/16/08 (e) (i) (s)	1,400	1,400
American Express Bank, 6.00%, 09/13/17	600	604
American Express Co., 5.25%, 06/12/09 (i)	8,700	8,668
American General Finance Corp., 6.90%, 12/15/17	2,400	2,402
American Honda Finance Corp., 4.95%, 02/09/10 (e) (i) (s)	1,900	1,896
American International Group Inc.
5.08%, 06/16/09 (e) (i) (s)	1,200	1,199
5.05%, 10/01/15	200	193
5.85%, 01/16/18	4,500	4,529
6.25%, 03/15/37	800	716
ANZ National International Ltd., 4.94%, 08/07/09 (e) (i) (s)	4,800	4,786
Bank of America Corp.
4.88%, 11/06/09 (i)	200	199
6.00%, 09/01/17	1,700	1,737
Bank of America NA

5.04%, 02/27/09 (i)		500	499
5.13%, 06/12/09 (i)		5,300	5,288
5.27%, 06/15/16 (i)		700	683
6.00%, 10/15/36		600	574
Bank of Ireland, 5.28%, 01/15/10 (i)		4,700	4,706
Banque Centrale De Tunisie, 7.50%, 08/06/09 (e) (s)	EUR	300	454
Barclays Bank Plc
4.99%, 03/17/08 (i)		3,500	3,501
5.45%, 09/12/12		10,700	10,967
6.05%, 12/04/17 (e) (s)		1,600	1,612
Bear Stearns Cos. Inc.
4.92%, 03/30/09 (i)		2,500	2,437
5.49%, 07/16/09 (i)		800	769
5.07%, 08/21/09 (i)		2,300	2,215
5.03%, 05/18/10 (i)		5,600	5,292
BNP Paribas,
5.19% (callable at 100 beginning 06/29/15) (e) (o) (s)		4,100	3,732
Calyon, 5.20%, 01/16/09 (i)		2,300	2,297
Cemex 10 Capital SPV Ltd.,
6.72% (callable at 100 beginning 12/31/16) (e) (o) (s)		1,000	920
China Development Bank, 5.00%, 10/15/15		200	197
Chrysler Financial Co. LLC Term Loan, 9.36%, 08/03/14 (i)		3,990	3,827
CIT Group Inc.
5.09%, 12/19/08 (i)		500	472
5.03%, 08/17/09 (i)		400	371
5.13%, 01/30/09 (i)		6,200	5,825
Citigroup Capital XXI, 8.30%, 12/21/57		1,300	1,357
Citigroup Funding Inc.,
5.14%, 12/08/08 (i)		500	496
4.90%, 04/23/09 (i)		1,200	1,193
4.86%, 06/26/09 (i)		1,200	1,182
Citigroup Global Markets Holdings Inc.
5.19%, 03/07/08 (i)		1,700	1,701
5.09%, 03/17/09 (i)		400	396
Citigroup Inc.
4.90%, 12/26/08 (i)		2,600	2,589
5.02%, 01/30/09 (i)		2,600	2,579
4.87%, 12/28/09 (i)		400	393
5.50%, 08/27/12		1,500	1,530
5.30%, 10/17/12		600	608
5.85%, 07/02/13		400	412
6.00%, 08/15/17		2,200	2,245
6.13%, 08/25/36		1,700	1,609
Credit Agricole SA
5.05%, 05/28/09 (e) (i) (s)		1,400	1,401
5.10%, 05/28/10 (e) (i) (s)		1,600	1,600
Deutsche Bank AG London, 6.00%, 09/01/17		3,000	3,111
ENEL Finance International SA, 6.25%, 09/15/17 (e) (s)		4,700	4,756
Export-Import Bank of Korea, 5.21%, 06/01/09 (i)		2,000	2,003
Ford Motor Credit Co.
7.38%, 10/28/09		1,200	1,129
7.88%, 06/15/10		1,000	923
Fortis Bank NY, 4.80%, 04/28/08 (i)		900	900

General Electric Capital Corp.
4.69%, 01/05/09 (i)	3,000	2,997
5.10%, 10/26/09 (i)	2,100	2,095
5.25%, 01/20/10 (i)	1,900	1,878
4.71%, 10/06/10 (i)	2,000	1,983
4.94%, 08/15/11 (i)	2,600	2,555
4.85%, 01/08/16 (i)	200	196
5.50%, 09/15/67 (e) (s) - EUR	6,100	8,628
6.38%, 11/15/67	3,200	3,304
General Motors Acceptance Corp., 6.00%, 12/15/11	200	168
Goldman Sachs Group Inc.,
4.92%, 12/23/08 (i)	700	698
4.97%, 11/10/08 (i)	1,600	1,596
4.97%, 06/23/09 (i)	5,100	5,018
5.63%, 01/15/17	2,200	2,148
6.25%, 09/01/17	4,400	4,577
6.75%, 10/01/37	6,300	6,173
HBOS Plc, 5.92%,
(callable at 100 beginning 10/01/15) (e) (o) (s)	200	174
HBOS Treasury Services Plc, 5.25%, 07/17/09 (e) (i) (s)	2,300	2,297
HSBC Bank USA, 5.29%, 06/10/09 (i)	3,000	2,989
HSBC Finance Corp.
5.12%, 09/15/08 (i)	4,100	4,098
5.24%, 10/21/09 (i)	1,000	995
HSBC Holdings Plc
6.50%, 05/02/36	500	486
6.50%, 09/15/37	700	678
John Deere Capital Corp., 5.29%, 07/15/08 (i)	1,400	1,399
JPMorgan Chase & Co.
4.92%, 05/07/10 (i)	2,300	2,283
6.00%, 01/15/18	1,200	1,221
JPMorgan Chase Bank NA, 6.00%, 10/01/17	2,400	2,441
JPMorgan Chase Capital XX, 6.55%, 09/29/36	300	271
Lehman Brothers Holdings Inc.
4.91%, 11/24/08 (i)	4,800	4,726
4.93%, 12/23/08 (i)	200	197
4.79%, 04/03/09 (i)	600	587
5.13%, 11/10/09 (i)	900	874
4.98%, 11/16/09 (i)	400	390
5.17%, 05/25/10 (i)	1,100	1,057
5.43%, 07/18/11 (i)	1,100	1,043
6.20%, 09/26/14	1,700	1,731
Merrill Lynch & Co. Inc.
5.11%, 08/22/08 (i)	1,000	994
4.95%, 05/08/09 (i)	2,600	2,530
4.96%, 08/14/09 (i)	1,400	1,370
5.21%, 12/04/09 (i)	1,700	1,648
5.28%, 07/25/11 (i)	1,900	1,770
6.05%, 08/15/12	600	612
6.40%, 08/28/17	1,900	1,930
MetLife Global Funding Inc., 4.95%, 05/17/10 (e) (i) (s)	3,000	2,978
MetLife, Inc., 6.40%, 12/15/36	500	458
Morgan Stanley

5.42%, 01/22/09 (i)	3,700	3,658
5.01%, 02/09/09 (i)	2,900	2,864
4.93%, 05/07/09 (i)	2,000	1,975
6.25%, 08/28/17	400	407
National Australia Bank Ltd., 5.18%, 09/11/09 (e) (i) (s)	1,300	1,299
Nordea Bank Finland NY
4.79%, 03/31/08 (i)	1,100	1,100
4.99%, 05/28/08 (i)	1,200	1,200
Nordea Bank Finland Plc, 5.23%, 04/09/09 (i)	3,400	3,396
Petroleum Export Ltd., 5.27%, 06/15/11 (e) (s)	151	148
RBS Capital Trust I,
4.71% (callable at 100 beginning 07/01/13) (o)	800	720
Residential Capital LLC, 7.62%, 05/22/09 (i)	1,900	1,349
Resona Bank Ltd.,
5.85% (callable at 100 beginning 04/15/16) (e) (o) (s)	300	278
Royal Bank of Scotland Group Plc,
5.23%, 07/21/08 (e) (i) (s)	2,400	2,399
Santander Perpetual SA Unipersonal,
6.67% (callable at 100 beginning 10/24/17) (e) (o) (s)	3,400	3,409
Santander U.S. Debt SA UNI, 5.20%, 11/20/09 (e) (i) (s)	3,200	3,161
SLM Corp.,
6.00%, 06/30/08, TBA (f) (g) (r)	1,900	1,893
5.22%, 07/27/09 (i)	1,000	941
SMFG Preferred Capital Ltd.,
6.08% (callable at 100 beginning 01/25/17) (e) (o) (s)	1,000	921
Societe Generale NY, 4.80%, 03/28/08 (i)	700	700
State Street Capital Trust, 5.99%, 06/01/67 (i)	200	154
Sumitomo Mitsui Banking Corp.,
5.63% (callable at 100 beginning 10/15/15) (e) (o) (s)	1,500	1,401
TNK-BP Finance SA, 6.13%, 03/20/12 (e) (s)	300	285
UBS AG Stamford, 5.88%, 12/20/17	1,200	1,208
UniCredito Italiano NY, 5.06%, 05/29/08 (i)	1,800	1,800
USB Capital IX,
6.19% (callable at 100 beginning 04/15/11) (o)	200	180
VTB Capital SA, 5.49%, 08/01/08 (e) (i) (s)	1,400	1,386
Wachovia Bank NA
4.85%, 06/27/08 (i)	1,400	1,399
4.67%, 10/03/08 (i)	1,100	1,098
4.92%, 03/23/09 (i)	1,600	1,596
Wachovia Corp.
5.03%, 10/28/08 (i)	3,600	3,591
5.17%, 12/01/09 (i)	200	197
5.37%, 10/15/11 (i)	600	587
Wells Fargo & Co., 5.09%, 09/15/09 (i)	1,000	993
Westpac Banking Corp., 4.50%, 06/06/08 (i)	900	900
ZFS Finance USA Trust I, 5.88%, 05/09/32 (e) (s)	600	559
		259,674

HEALTH CARE - 0.6%
Amgen Inc., 5.13%, 11/28/08 (e) (i) (s)	3,300	3,296
AstraZeneca Plc
5.90%, 09/15/17	600	630
6.45%, 09/15/37	600	657

Health Management Associates Inc. Term loan,
7.11%, 01/16/14 (i) (r)	1,493	1,392
		5,975

INDUSTRIALS - 0.5%
General Electric Co., 5.19%, 12/09/08 (i)	3,400	3,405
Parker Hannifin Employee Stock Ownership Trust,
6.34%, 07/15/08 (e) (r)	28	28
Siemens Financieringsmaatschappij NV,
4.92%, 08/14/09 (e) (i) (s)	2,100	2,101
		5,534

INFORMATION TECHNOLOGY - 1.3%
International Business Machines Corp., 5.70%, 09/14/17	13,200	13,646

MATERIALS - 0.4%
Corp Nacional del Cobre de Chile, 6.15%, 10/24/36 (e) (s)	200	198
Nucor Corp., 5.75%, 12/01/17	2,400	2,418
Rohm & Haas Co., 6.00%, 09/15/17	900	914
Vale Overseas Ltd.
6.25%, 01/23/17	300	301
6.88%, 11/21/36	300	303
		4,134

TELECOMMUNICATION SERVICES - 1.1%
AT&T Inc.
5.08%, 11/14/08 (i)	900	899
4.98%, 02/05/10 (i)	900	892
BellSouth Corp., 4.20%, 04/26/21 (e) (s)	1,300	1,295
Qwest Corp., 7.63%, 06/15/15	800	814
Telecom Italia Capital SA, 5.82%, 07/18/11 (i)	1,900	1,862
Telefonica Emisiones SAU, 5.23%, 06/19/09 (i)	1,800	1,787
Verizon Communications Inc., 4.75%, 04/03/09 (i)	3,600	3,567
		11,116

UTILITIES - 0.0%
Virginia Electric & Power Co., 6.35%, 11/30/37	200	205
Total Corporate Bonds and Notes (cost $328,750)		327,640

GOVERNMENT AND AGENCY OBLIGATIONS - 75.6%
GOVERNMENT SECURITIES - 9.5%
Municipals - 0.3%
San Diego Municipal Bond, 7.13%, 06/01/32	900	846
State of Texas, 4.75%, 04/01/35	600	603
Tobacco Settlement Authority of Iowa, 6.50%, 06/01/23	285	271
Tobacco Settlement Authority of West Virgina,
7.47%, 06/01/47	1,800	1,729
		3,449

Sovereign - 0.2%
Export-Import Bank of China, 4.88%, 07/21/15 (e) (s)	200	196
Republic of Brazil
12.50%, 01/05/22 -- BRL	1,300	817

10.25%, 01/10/28	800	434
Republic of South Africa, 5.88%, 05/30/22	100	102
		1,549

Treasury Inflation Index Securities - 0.9%
U.S. Treasury Inflation Index Note
2.38%, 04/15/11, TBA (g)	300	330
2.00%, 01/15/14, TBA (g) (q)	649	1,051
2.63%, 07/15/17, TBA (g)	1,200	1,305
2.38%, 01/15/25, TBA (g) (q)	612	931
2.00%, 01/15/26, TBA (g) (q)	2,199	2,516
2.38%, 01/15/27, TBA (g) (q)	1,739	2,082
3.63%, 04/15/28, TBA (g) (q)	129	818
		9,033

U.S. Treasury Securities - 1.3%
U.S. Treasury Bond 4.50%, 05/15/17, TBA (g)	13,250	13,733

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 72.9%
Federal Home Loan Mortgage Corp. - 14.8%
Federal Home Loan Mortgage Corp.
6.00%, 03/01/16	32	32
6.00%, 03/01/16	39	40
6.00%, 03/01/16	9	10
6.00%, 08/01/16	28	29
5.00%, 11/01/18	537	538
5.26%, 02/15/19 (i)	10,234	10,176
5.18%, 07/15/19 (i)	2,450	2,439
5.18%, 08/15/19 (i)	11,135	11,085
5.18%, 10/15/20 (i)	14,999	14,934
7.00%, 05/15/23	464	480
6.00%, 08/01/26	3,694	3,762
7.31%, 07/01/27 (i)	2	1
6.00%, 09/01/27	9,806	9,980
5.48%, 11/15/30 (i)	7	6
6.00%, 01/16/31, TBA (g)	43,000	43,632
7.50%, 03/01/32 (f)	188	191
6.00%, 10/01/32	94	96
6.00%, 10/01/32	141	144
6.00%, 03/01/33	276	281
6.00%, 08/01/33	135	137
5.50%, 01/01/34, TBA (g)	1,000	998
4.50%, 03/15/34	7,337	6,173
5.50%, 02/01/35, TBA (g)	41,000	40,885
4.91%, 11/25/36 (f) (i)	4,095	4,040
5.50%, 03/01/37	4,973	4,962
6.06%, 02/25/45 (i)	143	143
		155,194

Federal National Mortgage Association - 57.6%
Federal National Mortgage Association
5.50%, 11/01/13	8	8
5.50%, 03/01/16	94	95

6.00%, 04/01/16	37	38
6.00%, 04/01/16	55	57
6.00%, 04/01/16	75	76
6.00%, 05/01/16	56	57
6.00%, 08/01/16	34	35
6.00%, 09/01/16	18	18
6.00%, 11/01/16	63	64
6.00%, 11/01/16	35	36
5.50%, 12/01/16	63	64
5.50%, 12/01/16	134	136
5.50%, 12/01/16	16	17
5.50%, 12/01/16	25	25
5.50%, 01/01/17	43	44
5.50%, 01/01/17	19	19
5.50%, 01/01/17	14	14
6.00%, 02/01/17	3	3
6.00%, 02/01/17	18	18
5.00%, 02/25/17	356	358
5.50%, 03/01/17	77	78
6.00%, 03/01/17	14	15
6.00%, 03/01/17	27	27
6.00%, 03/01/17	57	59
6.00%, 04/01/17	13	13
6.00%, 04/01/17	63	65
6.00%, 04/01/17	4	4
6.00%, 05/01/17	9	9
6.00%, 05/01/17	14	14
5.50%, 10/01/17	68	69
6.00%, 10/01/17	63	64
5.50%, 11/01/17	2	2
5.50%, 11/01/17	41	41
5.00%, 01/21/18, TBA (g)	6,000	6,077
5.00%, 05/01/18	20	20
5.00%, 06/01/18	285	286
5.00%, 08/01/18	1,339	1,342
5.00%, 09/01/18	184	184
5.00%, 09/01/18	344	345
5.00%, 09/01/18	210	211
5.00%, 10/01/18	431	432
5.00%, 01/01/19	481	482
5.00%, 02/01/19	168	168
5.00%, 04/01/19	371	372
5.00%, 06/01/19	312	313
5.00%, 06/01/19	883	885
5.00%, 10/01/19	596	597
5.00%, 10/01/19	918	920
5.00%, 12/01/19	1,216	1,218
5.00%, 12/01/19	271	271
5.00%, 07/01/20	366	366
5.00%, 10/01/20	19	19
5.00%, 04/01/21	859	859
5.00%, 04/01/21	423	424
6.00%, 12/01/26	8,841	9,004

6.00%, 02/01/27	4,588	4,672
6.00%, 06/01/27	6,009	6,120
6.00%, 08/01/27	9,815	9,996
6.00%, 09/01/27	9,790	9,970
6.00%, 10/01/27	9,852	10,033
6.00%, 11/01/27	19,824	20,189
6.50%, 07/01/29	1	1
6.50%, 12/01/29	1	1
5.50%, 11/01/32	608	609
5.50%, 11/01/32	797	798
5.50%, 11/01/32	112	112
5.50%, 11/01/32	655	656
5.50%, 01/01/33	610	611
6.00%, 03/01/33	47	48
5.00%, 04/25/33	763	751
5.50%, 06/01/33	1,298	1,299
5.50%, 07/01/33	15	15
5.50%, 08/01/33	529	529
5.50%, 10/01/33	22	22
5.50%, 11/01/33	242	242
5.50%, 11/01/33	568	569
5.50%, 11/01/33	21	21
5.50%, 11/01/33	13	13
5.50%, 11/01/33	23	23
5.50%, 12/01/33	373	373
5.50%, 12/01/33	234	234
5.00%, 01/01/34, TBA (g)	30,600	29,854
5.50%, 01/01/34	83	83
5.50%, 02/01/34	285	285
5.50%, 02/01/34	362	362
5.50%, 02/01/34	617	617
5.50%, 03/01/34	29	29
5.50%, 03/01/34	1,941	1,944
5.50%, 03/01/34	424	424
5.50%, 03/01/34	325	325
5.50%, 04/01/34	5,185	5,191
5.50%, 04/01/34	318	318
5.50%, 04/01/34	14	14
5.50%, 05/01/34	1,167	1,168
5.50%, 06/01/34	345	345
5.50%, 06/01/34	18	18
5.50%, 06/01/34	52	52
5.50%, 06/01/34	1,920	1,920
5.50%, 07/01/34	588	588
5.50%, 07/01/34	119	119
5.50%, 07/01/34	190	190
5.50%, 09/01/34	2,784	2,784
5.50%, 10/01/34	677	677
5.50%, 11/01/34	1,178	1,178
5.50%, 12/01/34	667	667
6.00%, 12/01/34	9	9
4.91%, 01/01/35 (i)	2,704	2,703
5.50%, 01/01/35	715	715

5.50%, 01/01/35	6,290	6,290
5.50%, 02/01/35	400	399
5.50%, 02/01/35	7,082	7,073
5.50%, 02/01/35	220	220
5.50%, 02/01/35	5,504	5,501
5.50%, 02/01/35	598	598
5.50%, 02/01/35	648	648
5.50%, 02/01/35	8,414	8,414
5.50%, 02/01/35	749	749
5.50%, 02/01/35	1,337	1,337
5.50%, 02/01/35	724	724
5.50%, 02/01/35	290	290
5.50%, 02/01/35	773	773
5.50%, 02/01/35	554	554
5.50%, 02/01/35	17,418	17,419
5.50%, 02/01/35	11,852	11,853
5.50%, 02/01/35	151	151
5.50%, 02/01/35, TBA (g)	3,000	2,994
5.50%, 03/01/35	724	723
5.50%, 03/01/35	703	703
5.50%, 03/01/35	721	721
5.50%, 03/01/35	1,064	1,064
5.50%, 03/01/35	761	761
5.50%, 03/01/35	19	19
5.50%, 03/01/35	36	36
5.50%, 03/01/35	715	715
5.50%, 03/01/35	36	36
5.50%, 03/01/35	29	29
5.50%, 03/01/35	9,125	9,119
5.50%, 03/01/35	166	166
5.50%, 04/01/35	5,420	5,417
5.50%, 04/01/35	50	50
5.50%, 04/01/35	187	187
5.50%, 05/01/35	168	168
5.50%, 05/01/35	656	656
5.50%, 05/01/35	41	41
5.50%, 05/01/35	439	439
5.50%, 05/01/35	74	74
5.50%, 05/01/35	551	550
5.50%, 05/01/35	38	38
4.67%, 05/25/35 (i)	300	302
5.50%, 06/01/35	297	296
5.50%, 06/01/35	28	28
5.50%, 06/01/35	527	527
5.50%, 06/01/35	222	222
5.50%, 06/01/35	148	147
5.50%, 06/01/35	505	504
5.50%, 06/01/35	272	272
5.50%, 06/01/35	34	34
5.50%, 06/01/35	248	248
5.50%, 07/01/35	30	30
5.50%, 07/01/35	2,410	2,408
5.50%, 07/01/35	454	453

5.50%, 07/01/35	783	783
5.50%, 07/01/35	636	636
5.50%, 07/01/35	748	748
5.50%, 07/01/35	809	809
5.50%, 07/01/35	722	722
5.50%, 07/01/35	724	724
5.50%, 07/01/35	81	81
5.50%, 07/01/35	47	47
6.00%, 07/01/35	387	393
5.00%, 08/01/35	629	614
5.50%, 08/01/35	767	767
5.50%, 08/01/35	29	29
5.50%, 08/01/35	848	847
5.50%, 08/01/35	563	563
5.50%, 08/01/35	620	619
5.50%, 08/01/35	1,575	1,574
5.50%, 08/01/35	1,584	1,583
5.50%, 08/01/35	705	704
5.00%, 09/01/35	99	97
5.00%, 09/01/35	3,386	3,306
5.00%, 09/01/35	99	96
5.50%, 09/01/35	562	562
5.50%, 09/01/35	732	731
5.50%, 09/01/35	7,647	7,643
5.50%, 09/01/35	1,403	1,402
5.50%, 09/01/35	755	755
5.50%, 09/01/35	661	661
5.50%, 09/01/35	639	639
5.50%, 09/01/35	26	26
5.50%, 09/01/35	762	761
5.00%, 10/01/35	333	325
5.50%, 10/01/35	606	606
5.50%, 10/01/35	606	605
5.50%, 10/01/35	493	493
5.50%, 10/01/35	1,894	1,893
5.50%, 10/01/35	785	784
5.50%, 11/01/35	555	554
5.50%, 11/01/35	1,423	1,422
5.00%, 02/13/36, TBA (g)	48,000	46,800
5.00%, 03/01/36	31,751	30,968
5.50%, 03/01/36	4,070	4,068
5.50%, 03/01/36	2,990	2,988
5.50%, 04/01/36	3,073	3,069
6.00%, 04/01/36	1,083	1,100
6.00%, 06/01/36	170	173
5.50%, 07/01/36	1,418	1,416
5.50%, 07/01/36	939	938
5.50%, 07/01/36	854	853
5.50%, 07/01/36	236	236
6.00%, 08/01/36	696	707
6.00%, 08/01/36	78	80
6.00%, 08/01/36	161	163
6.00%, 08/01/36	773	785

6.60%, 08/01/36	960	975
6.00%, 09/01/36	1,426	1,449
6.00%, 09/01/36	549	557
6.50%, 09/01/36	48	50
5.00%, 10/01/36	988	964
6.00%, 10/01/36	706	717
5.50%, 11/01/36	322	321
6.00%, 11/01/36	67	68
6.00%, 11/01/36	73	74
6.00%, 11/01/36	77	78
6.00%, 11/01/36	851	864
6.00%, 12/01/36	191	194
6.00%, 12/01/36	91	92
5.00%, 01/01/37	269	263
5.00%, 01/01/37	705	688
5.50%, 01/01/37, TBA (g)	40,000	39,950
6.00%, 01/01/37	72	73
6.00%, 01/01/37	125	127
6.00%, 01/01/37	24	25
6.00%, 01/01/37	685	696
6.50%, 01/01/37, TBA (g)	900	925
6.00%, 01/16/37, TBA (g)	119,000	120,822
5.00%, 02/01/37	327	320
5.00%, 02/01/37	25	24
5.00%, 02/01/37	969	945
5.00%, 02/01/37	932	909
6.00%, 02/01/37	106	108
6.00%, 02/01/37	685	696
6.50%, 02/01/37	270	277
6.50%, 02/01/37	181	186
5.00%, 03/01/37	64	63
5.00%, 03/01/37	98	96
5.00%, 03/01/37	150	146
5.00%, 03/01/37	847	826
5.00%, 03/01/37	795	776
5.50%, 03/01/37	5,654	5,648
6.00%, 03/01/37	167	170
6.00%, 03/01/37	466	474
6.00%, 03/01/37	771	783
6.00%, 03/01/37	5,952	6,044
5.00%, 04/01/37	1,864	1,819
5.00%, 04/01/37	1,908	1,862
5.00%, 04/01/37	14,993	14,629
5.00%, 04/01/37	925	903
5.00%, 04/01/37	98	96
5.00%, 04/01/37	7,771	7,582
5.00%, 04/01/37	747	728
6.00%, 04/01/37	108	110
6.00%, 04/01/37	62	63
5.00%, 05/01/37	931	908
5.00%, 05/01/37	97	95
5.00%, 05/01/37	1,827	1,783
6.00%, 05/01/37	76	77

6.00%, 05/01/37	814	827
6.00%, 05/01/37	163	166
6.00%, 05/01/37	74	75
6.00%, 05/01/37	76	77
6.00%, 05/01/37	81	82
6.00%, 06/01/37	159	161
6.00%, 06/01/37	436	443
4.93%, 07/25/37 (i)	2,553	2,456
6.50%, 08/01/37	894	919
6.50%, 08/01/37	992	1,020
6.50%, 09/01/37	45	46
6.50%, 09/01/37	901	926
6.50%, 09/01/37	493	506
6.50%, 09/01/37	998	1,026
6.50%, 10/01/37	48	49
6.50%, 10/01/37	78	80
6.50%, 10/01/37	993	1,021
6.50%, 10/01/37	48	49
6.50%, 10/01/37	48	48
6.00%, 11/01/37	874	887
6.00%, 11/01/37	187	190
6.00%, 11/01/37	167	169
6.00%, 11/01/37	148	150
6.26%, 09/01/40 (i)	19	19
6.50%, 12/25/42	101	104
6.06%, 06/01/43 (i)	996	995
5.22%, 03/25/44 (i)	902	893
		602,543

Government National Mortgage Association - 0.2%
Government National Mortgage Association
6.38%, 05/20/26	102	103
6.38%, 02/20/27	9	10
6.38%, 04/20/30	16	16
6.38%, 05/20/30	13	13
5.75%, 02/20/32 (i)	136	137
6.00%, 02/20/32	81	82
6.00%, 05/15/37	1,991	2,039
		2,400

Small Business Administration Participation Certificates - 0.3%
Small Business Administration Participation Certificates
7.45%, 08/01/10	6	6
6.29%, 01/01/21	43	45
5.13%, 09/01/23	71	72
5.52%, 06/01/24	1,432	1,472
5.29%, 12/01/27	1,200	1,207
		2,802

Total Government and Agency Obligations (cost $788,629)		790,703

SHORT TERM INVESTMENTS - 12.5%
Certificates of Deposit - 1.2%

Dexia Credit SA NY, 4.80%, 09/29/08		8,500	8,501
Fortis Bank NY
4.79%, 06/30/08		1,300	1,299
4.78%, 09/30/08		1,700	1,696
Royal Bank of Scotland NY, 4.81%, 03/26/08		900	900
			12,396

Commercial Paper - 2.5%
Den Norsk Bank ASA, 4.80%, 02/01/08 (e) (s)		17,200	17,129
Swedbank AB, 4.75%, 01/11/08		9,000	8,988
			26,117

Mutual Funds - 1.4%
JNL Money Market Fund, 4.58% (a) (h)		14,282	14,282

Sovereign - 6.8%
France Treasury Bill
3.72%, 02/21/08	EUR	3,200	4,653
3.81%, 03/13/08	EUR	2,300	3,337
German Government Bond, 3.00%, 04/11/08	EUR	36,000	52,475
German Treasury Bill, 3.90%, 03/19/08	EUR	7,400	10,736
			71,201

U.S. Treasury Securities - 0.6%
U.S. Treasury Bill, 2.98%, 03/13/08 (n)		6,760	6,719

Total Short Term Investments (cost $130,693)			130,715

Total Investments - 133.2% (cost $1,384,697)			1,393,617

Forward Sales Commitments, Net – (3.2%)			-33,876

Other Assets and Liabilities, Net - (30.0%)			-313,785

Total Net Assets - 100%			$1,045,956

Forward Sales Commitments
GOVERNMENT SECURITIES - 3.2%
Treasury Inflation Index Securities - 0.1%
U.S. Treasury Inflation Index Note
2.38%, 04/15/11, TBA (g) (q)		$200	$219
2.63%, 07/15/17, TBA (g) (q)		600	653
			872

U.S. Treasury Securities - 3.1%
U.S. Treasury Bond, 4.50%, 05/15/17, TBA (g)		25,950	26,897
U.S. Treasury Note, 3.13%, 11/30/09, TBA (g)		6,100	6,107
			33,004

Total Forward Sales Commitments - 3.3% (proceeds $33,101)			$33,876

JNL/PPM America High Yield Bond Fund
COMMON STOCKS - 0.2%

CONSUMER DISCRETIONARY - 0.0%
Home Interior Gift Inc. (c) (f) (r)	429	$4
Mattress Discounters Corp. (c) (f) (r)	1	-
		4

CONSUMER STAPLES - 0.0%
VFB LLC (c) (f) (r)	79	1

ENERGY - 0.2%
Chesapeake Energy Corp. (b)	14	561

INDUSTRIALS - 0.0%
Terex Corp. (c)	1	33

INFORMATION TECHNOLOGY - 0.0%
Axiohm Transaction Solutions Inc. (c) (f) (r)	1	-

MATERIALS - 0.0%
Applied Extrusion Technologies Inc. - Class B (b) (c) (f) (r)	3	18

TELECOMMUNICATION SERVICES - 0.0%
Manitoba Telecom Services Inc. (r)	1	24

Total Common Stocks (cost $962)		641

PREFERRED STOCKS - 0.7%
CONSUMER DISCRETIONARY - 0.0%
ION Media Networks Inc., 12.00%, 8/31/13	-	41

FINANCIALS - 0.7%
Fannie Mae, 8.25% (callable at 25 beginning 12/31/10)	40	1,030
Freddie Mac
8.38%, Series Z (callable at 25 beginning 12/31/12)	40	1,046
		2,076
Total Preferred Stocks (cost $2,068)		2,117

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.0%
Airplanes Pass Through Trust, 10.88%, 03/15/12 (d) (f)	$123	-

Total Non-U.S. Government Agency Asset-Backed Securities (cost $124)		-

CORPORATE BONDS AND NOTES - 90.9%
CONSUMER DISCRETIONARY - 28.5%
AMC Entertainment Inc., 11.00%, 02/01/16	2,505	2,637
Beazer Homes USA Inc.
6.50%, 11/15/13	538	385
6.88%, 07/15/15	3,000	2,160
8.13%, 06/15/16 (r)	1,500	1,118
Cablevision Systems Corp., 8.00%, 04/15/12 (b) (k)	660	640
Caesars Entertainment Inc.
8.88%, 09/15/08	1,100	1,137
8.13%, 05/15/11	1,000	930

CCH I Holdings LLC, 11.75%, 05/15/14 (b) (k)	2,575	1,629
CCH I LLC, 11.00%, 10/01/15	2,293	1,869
Charter Communications Holdings II LLC, 10.25%, 09/15/10	1,590	1,558
Clear Channel Communications Inc.
6.25%, 03/15/11	1,000	905
5.50%, 09/15/14	957	729
4.90%, 05/15/15	293	214
CSC Holdings Inc.
8.13%, 07/15/09	110	112
8.13%, 08/15/09	145	148
7.63%, 04/01/11	5,330	5,317
7.63%, 07/15/18	175	161
DI Finance/DynCorp International LLC, 9.50%, 02/15/13	1,605	1,679
DirecTV Holdings LLC, 6.38%, 06/15/15	3,700	3,552
EchoStar DBS Corp.
7.00%, 10/01/13	1,455	1,470
7.13%, 02/01/16 (b)	2,190	2,234
Fontainebleau Las Vegas Holdings LLC,
10.25%, 06/15/15 (e) (s)	3,000	2,603
Ford Motor Co.
8.88%, 01/15/22	335	266
6.63%, 10/01/28	2,300	1,530
7.45%, 07/16/31	3,915	2,907
8.90%, 01/15/32	895	694
4.25%, 12/15/36 (b)	320	318
General Motors Corp.
7.20%, 01/15/11 (b)	820	754
7.13%, 07/15/13 (b)	895	776
8.38%, 07/15/33 (b)	4,782	3,850
Harrah’s Operating Co. Inc., 5.38%, 12/15/13	6,500	4,940
Herbst Gaming Inc., 8.13%, 06/01/12	1,400	914
Idearc Inc., 8.00%, 11/15/16	3,015	2,766
K. Hovnanian Enterprises Inc.
7.50%, 05/15/16 (b)	2,000	1,400
8.63%, 01/15/17 (b)	1,025	748
KB Home, 5.75%, 02/01/14	1,650	1,423
Lear Corp., 5.75%, 08/01/14	5,000	4,100
McClatchy Co., 5.75%, 09/01/17	1,000	731
MGM Mirage Inc.
8.50%, 09/15/10	500	519
7.63%, 01/15/17	1,425	1,407
Michaels Stores Inc., 11.38%, 11/01/16 (b)	2,000	1,835
Neiman-Marcus Group Inc.
9.00%, 10/15/15	845	871
10.38%, 10/15/15 (b)	2,705	2,817
R.H. Donnelley Corp.
6.88%, 01/15/13	125	111
6.88%, 01/15/13	3,800	3,401
6.88%, 01/15/13 (b)	200	178
8.88%, 01/15/16	1,200	1,122
8.88%, 10/15/17 (e) (s)	638	590
Royal Caribbean Cruises Ltd., 7.25%, 06/15/16	2,500	2,458
Station Casinos Inc.

6.00%, 04/01/12	90	79
6.50%, 02/01/14	1,000	750
6.88%, 03/01/16	2,175	1,588
7.75%, 08/15/16 (b)	690	623
6.63%, 03/15/18	50	33
TRW Automotive Inc., 7.00%, 03/15/14 (b) (e) (s)	2,500	2,300
Univision Communications Inc., 9.75%, 03/15/15 (b) (e) (s)	3,345	3,048
Valassis Communications Inc., 8.25%, 03/01/15 (b)	1,500	1,337
Warner Music Group Inc., 7.38%, 04/15/14	1,410	1,086
		87,457

CONSUMER STAPLES - 2.6%
Aramark Corp.
8.41%, 02/01/15 (i)	220	215
8.50%, 02/01/15	4,900	4,961
Dole Food Co. Inc.
7.25%, 06/15/10 (b)	2,790	2,539
8.88%, 03/15/11	250	231
		7,946

ENERGY - 10.0%
Chesapeake Energy Corp.
7.00%, 08/15/14	500	503
6.63%, 01/15/16	50	49
6.50%, 08/15/17 (b)	575	555
6.25%, 01/15/18	2,435	2,338
Complete Production Services Inc., 8.00%, 15/15/16 (b)	3,275	3,169
El Paso Corp.
7.88%, 06/15/12 (b)	2,000	2,077
7.80%, 08/01/31	3,460	3,511
7.75%, 01/15/32 (b)	430	436
Enterprise Products Operating LP, 8.38%, 08/01/16	860	881
International Coal Group Inc., 10.25%, 07/15/14	1,450	1,385
NGPL PipeCo LLC, 7.12%, 12/15/17 (e) (s)	3,000	3,076
Petrohawk Energy Corp., 9.13%, 07/15/13	1,040	1,095
Pride International Inc., 7.38%, 07/15/14	2,000	2,055
Stone Energy Corp., 8.25%, 12/15/11 (b)	1,250	1,250
Transcontinental Gas Pipe Line Corp., 8.88%, 07/15/12	1,500	1,695
VeraSun Energy Corp., 9.38%, 06/01/17 (b) (e) (s)	1,180	1,030
Whiting Petroleum Corp.
7.25%, 05/01/12	825	813
7.00%, 02/01/14	625	619
Williams Cos. Inc.
7.13%, 09/01/11 (b)	1,000	1,056
8.13%, 03/15/12 (k)	500	544
7.63%, 07/15/19	50	53
8.75%, 03/15/32 (b) (k)	1,975	2,414
		30,604

FINANCIALS - 16.6%
Ashtead Holdings Plc, 8.63%, 08/01/15 (b) (e) (s)	360	316
Basell AF SCA, 8.38%, 08/15/15 (e) (s)	1,180	953
CIT Group Inc., 7.63%, 11/30/12	1,900	1,926

Citigroup Capital XXI, 8.30%, 12/21/57	621	648
Contifinancial Corp. Liquidating Trust,
0.00%, 06/15/10 (d) (f) (r)	117	2
Countrywide Financial Corp., 6.25%, 05/15/16 (b)	1,500	863
Dow Jones CDX HY,
8.75%, 12/29/12 - Credit Linked Note (e) (s)	14,000	13,808
Ford Motor Credit Co.
7.88%, 06/15/10	800	738
10.24%, 06/15/11 (b) (i)	1,070	1,014
9.88%, 08/10/11	1,045	988
7.99%, 01/13/12 (i)	1,598	1,342
9.69%, 04/15/12 (b) (i)	1,005	988
7.00%, 10/01/13	890	743
8.00%, 12/15/16	870	739
General Motors Acceptance Corp., 6.88%, 08/28/12	7,415	6,214
Goldman Sachs Group Inc., 6.75%, 10/01/37	1,121	1,098
Host Marriott LP
7.13%, 11/01/13 (b)	2,075	2,091
6.38%, 03/15/15	75	74
Knight Inc., 6.50%, 09/01/12	2,500	2,485
Liberty Mutual Group, 7.80%, 03/15/37 (e) (s)	3,500	3,113
Nielsen Finance LLC, 10.00%, 08/01/14 (e) (s)	2,500	2,556
Residential Capital LLC
7.38%, 06/30/10 (k)	3,282	2,100
7.50%, 06/01/12 (l)	2,218	1,364
Saint Acquisition Corp., 12.50%, 05/15/17 (b) (e) (s)	3,000	1,549
Smurfit Kappa Funding Plc, 7.75%, 04/01/15	575	546
Washington Mutual Inc.,
7.25%, 11/01/17 (b)	2,000	1,761
9.75%, (callable at 100 beginning 12/15/17) (e) (o) (r)	1,400	1,120
		51,139

HEALTH CARE - 6.4%
Community Health Systems Inc., 8.88%, 07/15/15	4,733	4,822
HCA Inc.
6.25%, 02/15/13	3,700	3,238
6.50%, 02/15/16	4,595	3,883
9.25%, 11/15/16	1,275	1,338
HealthSouth Corp., 10.75%, 06/15/16 (b)	4,000	4,180
IASIS Healthcare LLC / IASIS Capital Corp., 8.75%, 06/15/14	2,300	2,300
		19,761

INDUSTRIALS - 4.9%
Ashtead Capital Inc., 9.00%, 08/15/16 (b) (e) (s)	777	688
Continental Airlines Inc., 6.54%, 03/15/08	3	3
Deluxe Corp., 7.38%, 06/01/15	2,235	2,224
GrafTech Finance Inc., 10.25%, 02/15/12	235	242
Hawker Beechcraft Corp., 8.50%, 04/01/15 (e) (s)	3,000	3,000
Holt Group Inc., 9.75%, 01/15/06 (d) (f)	125	-
Meritage Homes Corp.
7.00%, 05/01/14	2,000	1,430
6.25%, 03/15/15	4,000	2,780
Penhall International Corp., 12.00%, 08/01/14 (e) (s)	1,655	1,539

Radnor Holdings Corp., 11.00%, 03/15/10 (d)	100	1
Safety-Kleen Services, 9.25%, 06/01/08 (d)	125	-
Standard Pacific Corp., 7.00%, 08/15/15 (b)	4,000	2,640
United Air Lines Inc., 6.20%, 09/01/08	384	382
		14,929

INFORMATION TECHNOLOGY - 2.8%
Activant Solutions Inc., 9.50%, 05/01/16	1,355	1,172
Freescale Semiconductor Inc.
8.88%, 12/15/14	980	875
10.13%, 12/15/16 (b)	4,800	3,960
Sungard Data Systems Inc.
9.13%, 08/15/13 (b)	400	407
10.25%, 08/15/15 (b)	2,015	2,060
		8,474

MATERIALS - 7.5%
Freeport-McMoRan Copper & Gold Inc., 8.38%, 04/01/17	9,020	9,674
Georgia-Pacific Corp.,
8.13%, 05/15/11	650	660
7.70%, 06/15/15	2,000	1,970
Ineos Group Holdings Plc, 8.50%, 02/15/16 (b) (e) (s)	3,500	3,115
NewPage Corp.
10.00%, 05/01/12	110	110
11.16%, 05/01/12 (i)	1,295	1,335
12.00%, 05/01/13 (b)	1,230	1,270
Smurfit-Stone Container Enterprises Inc.
8.38%, 07/01/12	585	581
8.00%, 03/15/17	4,500	4,348
		23,063

TELECOMMUNICATION SERVICES - 6.4%
Cincinnati Bell Inc., 8.38%, 01/15/14 (e) (s)	4,885	4,763
Citizens Communications Co.
7.13%, 03/15/19	620	589
7.88%, 01/15/27	590	562
9.00%, 08/15/31	281	279
FTD Inc., 7.75%, 02/15/14	1,281	1,204
Intelsat Bermuda Ltd.
8.89%, 01/15/15 (i)	650	652
11.25%, 06/15/16	2,890	2,984
Intelsat Ltd., 6.50%, 11/01/13	5,200	3,783
Nordic Telephone Co. Holdings ApS, 8.88%, 05/01/16 (e) (s)	945	969
PanAmSat Corp., 9.00%, 06/15/16	295	297
Qwest Communications International Inc.,
7.50%, 02/15/14 (b) (k)	970	968
Rural Cellular Corp., 9.88%, 02/01/10	630	654
Windstream Corp., 8.63%, 08/01/16	1,925	2,021
		19,725

UTILITIES - 5.2%
AES China Generating Co. Ltd., 8.25%, 06/26/10	155	151

AES Corp.
9.50%, 06/01/09	1,200	1,242
9.38%, 09/15/10 (b)	50	53
8.88%, 02/15/11 (b)	25	25
8.00%, 10/15/17 (e) (s)	3,000	3,068
CMS Energy Corp., 6.55%, 07/17/17	2,500	2,451
Dynegy Holdings Inc.
7.75%, 06/01/19	3,000	2,768
7.63%, 10/15/26	125	106
Edison Mission Energy
7.50%, 06/15/13	170	174
7.75%, 06/15/16 (b)	940	968
Midwest Generation LLC, 8.56%, 01/02/16	693	740
Mirant North America LLC, 7.38%, 12/31/13	1,780	1,784
Orion Power Holdings Inc., 12.00%, 05/01/10	2,025	2,207
Southern Natural Gas Co., 8.00%, 03/01/32	270	301
		16,039

Total Corporate Bonds and Notes (cost $298,910)		279,137

SHORT TERM INVESTMENTS - 23.8%
Mutual Funds - 6.3%
JNL Money Market Fund, 4.58% (a) (h)	19,435	19,435

Securities Lending Collateral - 17.5%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	53,839	53,839

Total Short Term Investments (cost $73,274)		73,274

Total Investments - 115.6% (cost $375,338)		355,169

Other Assets and Liabilities, Net - (15.6%)		-47,888

Total Net Assets - 100%		$307,281

JNL/Select Balanced Fund
COMMON STOCKS - 63.1%
CONSUMER DISCRETIONARY - 4.2%
Comcast Corp. - Class A (c)	190	$3,478
Honda Motor Co. Ltd. - ADR (b)	91	3,019
McDonald’s Corp.	62	3,641
New York Times Co. - Class A (b)	96	1,685
Royal Caribbean Cruises Ltd.	46	1,952
Staples Inc.	117	2,708
Time Warner Inc.	162	2,668
Viacom Inc. - Class B (c)	72	3,182
		22,333

CONSUMER STAPLES - 8.1%
Altria Group Inc.	74	5,578
Bunge Ltd. (b)	23	2,701
Kimberly-Clark Corp. (b)	44	3,072

PepsiCo Inc.	102	7,711
Procter & Gamble Co.	93	6,835
SYSCO Corp.	111	3,458
Tyson Foods Inc.	93	1,426
Unilever NV - NYS	110	4,014
Walgreen Co.	31	1,180
Wal-Mart Stores Inc.	142	6,764
		42,739

ENERGY - 11.4%
Cameco Corp.	57	2,270
Chevron Corp.	142	13,290
ConocoPhillips	71	6,268
EnCana Corp.	72	4,922
Exxon Mobil Corp.	177	16,564
Schlumberger Ltd.	32	3,177
Total SA - ADR	110	9,069
XTO Energy Inc.	93	4,764
		60,324

FINANCIALS - 9.1%
ACE Ltd.	89	5,498
Allstate Corp.	57	2,967
American International Group Inc.	87	5,072
Bank of America Corp.	155	6,390
Capital One Financial Corp. (b)	67	3,148
Citigroup Inc.	110	3,227
Freddie Mac	36	1,220
Hartford Financial Services Group Inc.	45	3,924
MBIA Inc. (b)	41	768
Morgan Stanley	36	1,917
State Street Corp.	56	4,539
SunTrust Banks Inc.	45	2,825
UBS AG	69	3,188
Wachovia Corp.	89	3,396
		48,079

HEALTH CARE - 6.9%
Abbott Laboratories	123	6,912
Bristol-Myers Squibb Co.	156	4,124
Eli Lilly & Co.	131	6,967
Medtronic Inc.	111	5,590
Sanofi-Aventis - ADR (b)	82	3,733
Schering-Plough Corp.	213	5,672
Wyeth	80	3,518
		36,516

INDUSTRIALS - 8.2%
Caterpillar Inc. (b)	18	1,336
Deere & Co.	70	6,518
General Electric Co.	253	9,371
Illinois Tool Works Inc. (b)	70	3,726
Lockheed Martin Corp.	32	3,410

Masco Corp. (b)	155	3,352
Pentair Inc. (b)	113	3,934
Southwest Airlines Co. (b)	175	2,129
Spirit Aerosystems Holdings Inc. (c)	63	2,170
United Parcel Service Inc. - Class B	52	3,670
Waste Management Inc.	109	3,551
		43,167

INFORMATION TECHNOLOGY - 4.7%
Accenture Ltd.	60	2,158
Applied Materials Inc.	171	3,035
ASML Holding NV (b)	80	2,515
Automatic Data Processing Inc.	67	3,001
International Business Machines Corp. (b)	89	9,567
Maxim Integrated Products Inc.	109	2,876
QUALCOMM Inc.	44	1,720
		24,872

MATERIALS - 3.7%
Alcoa Inc.	78	2,866
EI Du Pont de Nemours & Co. (b)	119	5,242
International Paper Co.	100	3,235
Newmont Mining Corp.	50	2,417
Rhodia SA - ADR (c)	49	1,842
Rohm & Haas Co. (b)	27	1,411
Sealed Air Corp. (b)	116	2,680
		19,693

TELECOMMUNICATION SERVICES - 3.6%
AT&T Inc.	358	14,866
Verizon Communications Inc.	91	3,971
		18,837

UTILITIES - 3.2%
Dominion Resources Inc. (b)	104	4,935
Exelon Corp.	79	6,458
PG&E Corp.	77	3,309
Veolia Environnement - ADR (b)	22	2,011
		16,713

Total Common Stocks (cost $285,660)		333,273

PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Freddie Mac 8.38%,
Series Z (callable at 25 beginning 12/31/12)	12	316

Total Preferred Stocks (cost $303)		316

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 5.6%
Banc of America Commercial Mortgage Inc.
5.68%, 06/11/35	$91	91
5.12%, 07/11/43	$750	759

5.74%, 05/10/45 (i)	350	362
5.18%, 09/10/47 (i)	1,200	1,195
5.45%, 01/15/49	800	804
Bank of America-First Union NB Commercial Mortgage,
5.46%, 04/11/37	500	511
Bank One Issuance Trust, 4.77%, 02/16/16	500	464
Bear Stearns Adjustable Rate Mortgage Trust,
4.63%, 02/25/36 (i)	1,526	1,503
Bear Stearns Commercial Mortgage Securities Inc.
5.46%, 03/11/39 (i)	415	421
5.54%, 09/11/41	600	609
4.87%, 09/11/42	500	485
Bear Stearns Mortgage Funding Trust, 5.54%, 10/12/41	720	731
Capital One Multi-Asset Execution Trust, 4.50%, 06/15/11	500	499
Citibank Credit Card Issuance Trust, 5.65%, 09/20/19	750	751
Citigroup/Deutsche Bank Commercial Mortgage Trust,
5.23%, 07/15/44 (i)	500	499
Commercial Mortgage Acceptance Corp., 7.65%, 06/15/31 (i)	500	521
Commercial Mortgage Pass Through Certificates
5.12%, 06/10/44	900	885
5.77%, 06/10/46 (i)	350	363
Countrywide Home Loan Mortgage Pass Through Trust,
5.26%, 11/25/35 (i)	140	140
Credit Suisse Mortgage Capital Certificates
5.55%, 02/15/39 (i)	450	457
5.47%, 09/15/39	355	358
CS First Boston Mortgage Securities Corp., 6.13%, 04/15/37	500	524
GE Capital Commercial Mortgage Corp., 6.03%, 08/11/33	317	321
Greenwich Capital Commercial Funding Corp.,
5.44%, 01/10/17	320	322
GS Mortgage Securities Corp. II, 4.75%, 07/10/39	900	863
GSR Mortgage Loan Trust
6.00%, 03/25/37 (i)	1,467	1,468
5.80%, 05/25/47	564	561
Harley-Davidson Motorcycle Trust
1.89%, 02/15/11	105	105
2.00%, 11/15/11	78	76
Household Automotive Trust, 5.28%, 09/19/11	475	477
JPMorgan Chase Commercial Mortgage Securities Corp.
4.92%, 10/15/42	700	679
5.48%, 12/12/44 (i)	500	506
6.07%, 04/15/45	1,150	1,197
5.44%, 06/12/47	800	803
JPMorgan Commercial Mortgage Finance Corp.,
6.51%, 10/15/35	404	406
LB-UBS Commercial Mortgage Trust, 4.95%, 09/15/30	500	486
Marriott Vacation Club Trust, 5.36%, 10/20/28 (e) (s)	91	92
MBNA Master Credit Card Trust USA, 6.65%, 08/15/11 (e) (s)	500	505
Merrill Lynch Mortgage Trust, 5.05%, 07/12/38	500	489
Morgan Stanley Capital I
5.45%, 02/20/44	355	356
5.51%, 11/12/49	800	809
Morgan Stanley Dean Witter Capital I, 5.98%, 01/15/39	560	584

PNC Mortgage Acceptance Corp., 6.36%, 03/12/34	1,000	1,046
Residential Accredit Loans Inc., 5.25%, 02/25/35 (i)	401	397
Residential Funding Mortgage Security I, 5.68%, 04/25/37 (i)	1,534	1,544
Sequoia Mortgage Trust, 5.83%, 02/20/47	869	875
Susquehanna Auto Lease Trust, 5.21%, 03/16/09 (e) (s)	356	356
Wells Fargo Mortgage Backed Securities Trust
4.54%, 03/25/35 (i)	347	344
5.53%, 04/25/36 (i)	532	535
6.02%, 09/25/36 (i)	463	469

Total Non-U.S. Government Agency Asset-Backed Securities (cost $29,660)		29,603

CORPORATE BONDS AND NOTES - 7.2%
CONSUMER DISCRETIONARY - 0.8%
Comcast Corp., 5.85%, 01/15/10	200	205
COX Communications Inc., 5.45%, 12/15/14	500	490
DaimlerChrysler NA Holding Corp.
4.75%, 01/15/08	500	500
5.88%, 03/15/11	400	406
8.50%, 01/18/31	300	378
Federated Retail Holding Inc., 5.90%, 12/01/16	192	181
Lowe’s Cos. Inc., 6.65%, 09/15/37	420	426
News America Inc., 6.40%, 12/15/35	240	243
Target Corp., 5.38%, 06/15/09	500	506
Time Warner Cable Inc., 5.85%, 05/01/17	270	271
Viacom Inc., 6.88%, 04/30/36	670	672
Wyndham Worldwide Corp., 6.00%, 12/01/16	185	174
		4,452

CONSUMER STAPLES - 0.3%
CVS Caremark Corp.
6.13%, 08/15/16	400	411
5.75%, 06/01/17	245	246
Kraft Foods Inc., 6.25%, 06/01/12	825	857
		1,514

ENERGY - 0.2%
Indiana Power & Light Co., 6.60%, 06/01/37 (e)	500	526
MidAmerican Energy Co., 5.63%, 06/12/12	500	518
		1,044

FINANCIALS - 3.6%
Ace Capital Trust II, 9.70%, 04/01/30	525	665
American Express Bank, 6.00%, 09/13/17	850	855
American International Group Inc., 6.25%, 03/15/37	190	170
ASIF Global Financing, 4.90%, 01/17/13 (e) (s)	500	489
AXA SA, 8.60%, 12/15/30	425	521
Bank of America Corp., 5.42%, 03/15/17	700	676
Capital One Capital IV, 6.75%, 02/17/37 (b)	250	186
Capital One Financial Corp., 5.70%, 09/15/11	400	386
CIT Group Inc., 7.63%, 11/30/12	370	375
Citigroup Inc.
3.50%, 02/01/08	250	250

6.00%, 02/21/12	500	517
Credit Suisse USA Inc., 4.88%, 01/15/15	345	337
Developers Diversified Realty Corp., 5.38%, 10/15/12	350	340
Discover Financial Services, 6.45%, 06/12/17 (e) (s)	90	87
Eaton Vance Corp., 6.50%, 10/02/17	160	168
ENEL Finance International SA, 6.80%, 09/15/37 (e) (s)	235	236
Everest Reinsurance Holdings Inc., 5.40%, 10/15/14	215	218
General Electric Capital Corp., 5.88%, 02/15/12	1,000	1,042
Genworth Financial Inc.,
6.15% (callable at 100 beginning 11/15/16) (o)	500	454
Goldman Sachs Group Inc., 5.63%, 01/15/17	1,350	1,318
Hartford Financial Services Group Inc., 6.10%, 10/01/41	700	665
Health Care Property Investors Inc., 6.00%, 01/30/17	365	344
HSBC Bank USA, 5.88%, 11/01/34	250	229
HSBC Finance Corp., 6.38%, 11/27/12	500	514
International Lease Finance Corp.
5.63%, 09/15/10	450	457
5.65%, 06/01/14	1,000	1,016
John Deere Capital Corp., 4.88%, 10/15/10	380	386
Kimco Realty Corp., 5.78%, 03/15/16	345	333
Liberty Mutual Insurance Co., 7.88%, 10/15/26 (e) (s)	475	539
Liberty Property Trust, 6.63%, 10/01/17	90	91
Merrill Lynch & Co. Inc., 6.40%, 08/28/17	450	457
Morgan Stanley
5.38%, 10/15/15	170	165
5.45%, 01/09/17	1,350	1,310
ProLogis Trust, 5.63%, 11/15/16	400	371
Prudential Financial Inc., 5.50%, 03/15/16	425	422
Realty Income Corp., 6.75%, 08/15/19 (b)	805	830
Simon Property Group Inc., 6.10%, 05/01/16	665	657
U.S. Bank NA, 4.95%, 10/30/14 (b)	450	439
Wachovia Corp., 5.25%, 08/01/14	500	489
Willis North America Inc.
5.63%, 07/15/15	105	102
6.20%, 03/28/17	170	170
		19,276

HEALTH CARE - 0.3%
AstraZeneca Plc, 5.40%, 09/15/12	430	445
Schering-Plough Corp., 5.30%, 12/01/13	450	455
UnitedHealth Group Inc., 5.50%, 11/15/12 (e) (s)	500	507
		1,407

INDUSTRIALS - 0.5%
Cargill Inc., 5.60%, 09/15/12 (e) (s)	485	493
Continental Airlines Inc., 5.98%, 04/19/22	280	262
Pitney Bowes Inc., 5.75%, 09/15/17	385	389
Siemens Financieringsmaatschappij NV, 5.75%, 10/17/16 (e) (s)	675	688
Southwest Airlines Co.
5.75%, 12/15/16	500	499
6.15%, 08/01/22	255	259
	2,590

INFORMATION TECHNOLOGY - 0.2%
Fiserv Inc., 6.13%, 11/20/12	450	458
Hewlett-Packard Co., 5.25%, 03/01/12	350	358
Intuit Inc., 5.40%, 03/15/12	550	559
		1,375

MATERIALS - 0.2%
Corp Nacional del Cobre de Chile, 5.50%, 10/15/13 (e) (s)	500	508
Weyerhaeuser Co., 7.13%, 07/15/23 (b)	350	348
		856

TELECOMMUNICATION SERVICES - 0.7%
AT&T Inc.
6.45%, 06/15/34	480	495
6.80%, 05/15/36 (b)	150	162
BellSouth Corp., 6.55%, 06/15/34	300	310
BellSouth Telecommunications Inc., 7.00%, 12/01/95	70	74
Deutsche Telekom International Finance BV,
8.25%, 06/15/30 (l)	275	343
New Cingular Wireless Services Inc., 7.88%, 03/01/11	750	812
Sprint Capital Corp., 8.75%, 03/15/32	220	248
Telecom Italia Capital SA, 5.25%, 10/01/15	675	658
Verizon Global Funding Corp., 7.75%, 12/01/30 (b)	500	586
		3,688

UTILITIES - 0.4%
Abu Dhabi National Energy Co.
5.62%, 10/25/12 (e) (s)	250	254
5.88%, 10/27/16 (e) (s)	195	191
Atmos Energy Corp., 6.35%, 06/14/17	385	391
Consolidated Edison Inc., 5.30%, 12/01/16	250	246
MidAmerican Energy Holdings Co., 6.13%, 04/01/36 (b)	350	349
Southern California Edison Co., 5.55%, 01/15/37	500	472
		1,903

Total Corporate Bonds and Notes (cost $38,247)		38,105

GOVERNMENT AND AGENCY OBLIGATIONS - 19.2%
GOVERNMENT SECURITIES - 4.5%
Municipals - 0.5%
Oregon School Boards Association, 4.76%, 06/30/28	420	386
State of Illinois, 5.10%, 06/01/33	375	365
Tennessee Valley Authority, 4.38%, 06/15/15	1,900	1,902
		2,653

Sovereign - 0.5%
Financing Corp. Fico
4.49%, 12/06/13 (j)	275	218
4.49%, 12/27/13 (j)	220	174
Resolution Funding Corp. - Interest Only Strip,
3.88%, 04/15/14 (j)	2,550	2,006
		2,398

U.S. Treasury Securities - 3.5%
U.S. Treasury Bond
6.25%, 08/15/23 (b)	1,775	2,125
5.38%, 02/15/31 (b)	1,000	1,127
U.S. Treasury Note
2.63%, 03/15/09 (b)	3,775	3,753
3.50%, 12/15/09 (b)	2,900	2,924
3.50%, 02/15/10 (b)	3,250	3,278
4.50%, 03/31/12 (b)	2,225	2,325
4.75%, 05/31/12 (b)	2,000	2,111
4.63%, 02/15/17 (b)	560	586
		18,229

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 14.7%
Federal Home Loan Bank - 0.3%
Federal Home Loan Bank 4.88%, 11/18/11 (b)	1,550	1,608

Federal Home Loan Mortgage Corp. - 3.3%
Federal Home Loan Mortgage Corp.
5.50%, 10/01/16	267	271
6.00%, 04/01/17	189	193
5.00%, 10/01/17	221	222
6.50%, 11/01/17	75	78
5.00%, 01/01/18	88	89
5.50%, 01/01/18	1	1
5.00%, 04/01/18	120	120
4.50%, 05/01/18	148	146
5.00%, 05/01/18	221	222
4.50%, 09/01/18	157	154
4.50%, 11/01/18	112	110
4.50%, 11/01/18	235	231
5.50%, 11/01/18	136	138
5.50%, 01/01/19	359	364
4.50%, 03/01/19	1,074	1,055
5.50%, 08/01/19	350	355
6.00%, 06/01/20	1,692	1,694
7.00%, 11/01/30	151	159
7.00%, 02/01/31	39	41
7.00%, 06/01/31	47	49
7.00%, 10/01/32	123	129
4.50%, 06/01/33	176	166
5.50%, 06/01/33	196	196
6.50%, 09/01/33	86	89
5.00%, 08/01/35	157	153
5.00%, 08/01/35	167	163
5.00%, 10/01/35	2,160	2,109
5.00%, 11/01/35	537	524
5.00%, 11/01/35	617	602
5.00%, 01/01/36	245	240
6.00%, 06/01/36	464	471
6.00%, 06/01/36	415	421
6.00%, 06/01/36	1,804	1,831

6.00%, 09/01/36	2,375	2,410
6.50%, 10/01/36	2,156	2,217
		17,413

Federal National Mortgage Association - 9.7%
Federal National Mortgage Association
5.00%, 11/01/17	98	98
6.00%, 01/01/18	43	44
5.00%, 02/01/18	437	438
5.00%, 12/01/18	675	677
5.00%, 03/01/21	718	719
6.50%, 08/01/28	14	14
6.50%, 11/01/28	69	72
6.50%, 12/01/28	45	48
6.00%, 03/01/29	265	271
7.50%, 09/01/29	51	56
5.00%, 09/01/33, TBA (g)	755	737
7.00%, 10/01/33	325	341
4.50%, 11/01/33	201	191
5.50%, 11/01/33	1,352	1,353
4.50%, 12/01/33	367	347
5.50%, 12/01/33	675	675
5.50%, 12/01/33	554	554
5.50%, 12/01/33	441	442
5.50%, 03/01/34	421	421
5.50%, 04/01/34	1,083	1,083
5.50%, 05/01/34	148	148
5.50%, 02/01/35	165	165
5.00%, 04/01/35	358	350
5.00%, 06/01/35	779	760
5.00%, 06/01/35	338	330
5.00%, 07/01/35	377	368
5.50%, 07/01/35	580	580
5.00%, 08/01/35	462	451
5.00%, 08/01/35	427	417
5.00%, 08/01/35	359	350
4.50%, 09/01/35	886	839
4.50%, 09/01/35	363	344
5.00%, 09/01/35	327	320
5.00%, 09/01/35	127	124
5.00%, 10/01/35	361	352
5.00%, 10/01/35	479	468
5.50%, 10/01/35	395	395
5.50%, 10/01/35	783	782
5.50%, 08/01/36	612	611
6.00%, 09/01/36	326	331
6.50%, 09/01/36	229	235
5.50%, 10/01/36	579	579
6.50%, 10/01/36	5,015	5,156
5.50%, 11/01/36	28	28
5.50%, 11/01/36	362	361
5.50%, 01/01/37	356	356
5.50%, 04/01/37	47	47

5.50%, 05/01/37	590	589
5.50%, 06/01/37	1,968	1,965
5.50%, 06/01/37	992	991
5.50%, 07/01/37	989	988
5.50%, 07/01/37	990	989
5.50%, 08/01/37	400	399
5.50%, 08/01/37	944	943
6.00%, 10/01/37	6,916	7,024
6.00%, 12/01/37	6,529	6,631
6.00%, 12/01/37	6,500	6,601
		50,948

Government National Mortgage Association - 1.4%
6.50%, 04/15/26	57	59
5.50%, 11/15/32	181	182
7.00%, 01/15/33	56	60
6.00%, 02/15/33	185	189
6.00%, 03/15/33	54	55
5.50%, 05/15/33	160	162
7.00%, 05/15/33	28	30
5.50%, 05/20/33	214	214
5.00%, 06/20/33	112	109
5.50%, 07/15/33	63	64
5.00%, 10/15/33	275	271
6.00%, 10/20/33	224	229
5.00%, 01/01/34, TBA (g)	3,684	3,630
6.00%, 04/15/34	103	106
6.00%, 01/15/35	59	61
7.50%, 09/16/35	31	34
5.00%, 12/15/35	542	535
5.00%, 01/15/36	521	514
5.50%, 02/15/36	29	28
5.00%, 03/15/36	260	256
5.00%, 03/15/36	35	33
5.00%, 05/15/36	462	456
		7,276

Total Government and Agency Obligations (cost $99,071)		100,526

SHORT TERM INVESTMENTS - 17.3%
Federal Home Loan Bank - 1.1%
Federal Home Loan Bank 4.10%, 01/31/08	6,000	5,980

Mutual Funds - 4.6%
JNL Money Market Fund, 4.58% (a) (h)	24,309	24,309

Securities Lending Collateral - 11.6%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	61,124	61,124

Total Short Term Investments (cost $91,413)		91,413

Total Investments - 112.5% (cost $544,354)		593,235

Other Assets and Liabilities, Net - (12.5%)		-66,059

Total Net Assets - 100%		$527,176

JNL/T. Rowe Price Mid-Cap Growth Fund
COMMON STOCKS - 95.3%
CONSUMER DISCRETIONARY - 18.1%
Advance Auto Parts Inc.	2	$57
Amazon.com Inc. (b) (c)	127	11,765
AnnTaylor Stores Corp. (b) (c)	2	46
Apollo Group Inc. - Class A (b) (c)	3	191
Bed Bath & Beyond Inc. (b) (c)	160	4,708
Best Buy Co. Inc. (b)	77	4,054
Boyd Gaming Corp. (b)	1	41
Cablevision Systems Corp. - Class A (c)	155	3,800
Carmax Inc. (b) (c)	262	5,175
Centex Corp. (b)	1	30
Central European Media Entertainment Ltd. (b)	1	81
Cheesecake Factory Inc. (b) (c)	102	2,418
Chipotle Mexican Grill Inc. (c)	59	7,260
Choice Hotels International Inc. (b)	3	100
Clear Channel Outdoor Holdings Inc. (b) (c)	186	5,156
Coach Inc. (c)	7	220
CTC Media Inc. (c)	4	127
DeVry Inc.	2	120
Dick’s Sporting Goods Inc. (c)	2	44
Discovery Holding Co. (c)	225	5,657
DreamWorks Animation SKG Inc. (b) (c)	88	2,248
Expedia Inc. (b) (c)	168	5,322
Family Dollar Stores Inc. (b)	3	56
Focus Media Holding Ltd. - ADR (b) (c)	3	142
Gaylord Entertainment Co. (b) (c)	86	3,480
Gentex Corp. (b)	4	64
H&R Block Inc.	2	43
Harley-Davidson Inc. (b)	4	177
Harman International Industries Inc. (b)	107	7,887
International Game Technology (b)	204	8,975
ITT Educational Services Inc. (c)	1	102
J Crew Group Inc. (c)	79	3,809
KB Home (b)	1	28
Lamar Advertising Co. (b)	165	7,941
Lennar Corp. (b)	2	30
LKQ Corp. (b) (c)	66	1,387
Marriott International Inc. - Class A (b)	154	5,247
Mattel Inc.	5	86
McGraw-Hill Cos. Inc.	5	210
Melco PBL Entertainment Macau Ltd. - ADR (c)	51	584
Men’s Wearhouse Inc.	1	35
Meredith Corp.	1	55
Omnicom Group Inc. (b)	5	257
O’Reilly Automotive Inc. (b) (c)	163	5,273

Panera Bread Co. - Class A (b) (c)	24	863
PetSmart Inc. (b)	208	4,890
PF Chang’s China Bistro Inc. (b) (c)	44	1,005
Pinnacle Entertainment Inc. (b) (c)	76	1,791
Pulte Homes Inc. (b)	2	21
Ross Stores Inc.	4	102
Royal Caribbean Cruises Ltd. (b)	1	59
Shaw Communications Inc. (b)	4	90
Staples Inc.	5	108
Starwood Hotels & Resorts Worldwide Inc.	4	159
Thor Industries Inc. (b)	1	49
Tiffany & Co. (b)	4	175
Tim Hortons Inc. (b)	96	3,556
TJX Cos. Inc.	7	187
Toll Brothers Inc. (b) (c)	2	42
Tractor Supply Co. (b) (c)	1	39
Under Armour Inc. - Class A (b) (c)	31	1,354
Urban Outfitters Inc. (b) (c)	2	59
WABCO Holdings Inc.	140	6,988
Williams-Sonoma Inc. (b)	76	1,963
Winnebago Industries Inc. (b)	2	36
WMS Industries Inc. (b) (c)	2	77
WPP Group Plc - ADR	2	135
Wynn Resorts Ltd. (b)	1	135
XM Satellite Radio Holdings Inc. - Class A (b) (c)	238	2,913
Yum! Brands Inc.	8	295
		131,579

CONSUMER STAPLES - 1.5%
Avon Products Inc.	6	221
Brown-Forman Corp. - Class B	2	141
Clorox Co. (b)	2	150
Cott Corp. (c)	148	986
Hershey Co. (b)	3	106
McCormick & Co. Inc. (b)	4	133
Shoppers Drug Mart Corp.	69	3,724
Whole Foods Market Inc. (b)	124	5,059
WM Wrigley Jr. Co.	3	171
		10,691

ENERGY - 10.7%
Arch Coal Inc. (b)	3	135
Bill Barrett Corp. (b) (c)	1	59
BJ Services Co.	238	5,781
Cabot Oil & Gas Corp. - Class A	2	73
Cameron International Corp. (c)	84	4,062
CNX Gas Corp. (b) (c)	124	3,962
Compton Petroleum Corp. (c)	7	68
Consol Energy Inc. (b)	162	11,608
Core Laboratories NV (c)	2	274
Diamond Offshore Drilling Inc. (b)	1	185
EOG Resources Inc. (b)	119	10,621
FMC Technologies Inc. (b) (c)	123	6,951

Foundation Coal Holdings Inc.	4	194
Mariner Energy Inc. (b) (c)	2	54
Murphy Oil Corp. (b)	83	7,059
Nabors Industries Ltd. (c)	3	71
Peabody Energy Corp. (b)	58	3,575
SandRidge Energy Inc.	22	771
Smith International Inc. (b)	180	13,286
Tetra Technologies Inc. (b) (c)	115	1,784
Trican Well Service Ltd. (c)	29	565
Ultra Petroleum Corp. (c)	3	222
Weatherford International Ltd. (c)	4	295
Williams Cos. Inc.	8	279
XTO Energy Inc. (b)	110	5,630
		77,564

FINANCIALS - 5.0%
Affiliated Managers Group Inc. (b) (c)	30	3,536
AMBAC Financial Group Inc. (b)	2	41
Aon Corp.	2	81
Arch Capital Group Ltd. (c)	2	120
Assurant Inc. (b)	99	6,643
Axis Capital Holdings Ltd.	142	5,522
Bear Stearns Cos. Inc. (b)	1	79
BlackRock Inc. (b)	1	173
Brown & Brown Inc. (b)	2	47
City National Corp. (b)	1	48
East West Bancorp Inc. (b)	2	36
Eaton Vance Corp. (b)	152	6,920
Federated Investors Inc. - Class B	3	123
First Horizon National Corp. (b)	1	25
Interactive Brokers Group Inc. (c)	97	3,145
IntercontinentalExchange Inc. (c)	2	289
Janus Capital Group Inc. (b)	3	89
Lazard Ltd. - Class A	4	171
Legg Mason Inc. (b)	1	69
Markel Corp. (c)	-	83
MBIA Inc. (b)	1	23
Moody’s Corp. (b)	6	203
Northern Trust Corp.	4	283
NYMEX Holdings Inc. (b)	2	314
Och-Ziff Capital Management Group LLC (b)	110	2,896
optionsXpress Holdings Inc. (b)	2	81
Philadelphia Consolidated Holding Co. (c)	3	98
Principal Financial Group Inc. (b)	51	3,511
RenaissanceRe Holdings Ltd.	1	66
SEI Investments Co. (b)	3	90
SVB Financial Group (b) (c)	26	1,326
Synovus Financial Corp. (b)	2	42
UCBH Holdings Inc. (b)	3	48
Willis Group Holdings Ltd.	1	53
		36,274

HEALTH CARE - 14.8%

Affymetrix Inc. (b) (c)	138	3,193
Alkermes Inc. (b) (c)	166	2,586
Allergan Inc.	4	264
American Medical Systems Holdings Inc. (b) (c)	3	49
Amylin Pharmaceuticals Inc. (b) (c)	57	2,120
Applera Corp. - Applied Biosystems Group	156	5,292
ArthroCare Corp. (b) (c)	1	67
Barr Pharmaceuticals Inc. (c)	96	5,098
Becton Dickinson & Co.	1	67
Celgene Corp. (b) (c)	2	83
Cephalon Inc. (b) (c)	112	8,051
Cerner Corp. (b) (c)	64	3,610
Charles River Laboratories International Inc. (b) (c)	3	165
Cigna Corp.	5	253
Community Health Systems Inc. (b) (c)	115	4,239
Coventry Health Care Inc. (c)	41	2,411
CR Bard Inc. (b)	51	4,835
DaVita Inc. (c)	23	1,319
DENTSPLY International Inc.	2	77
Edwards Lifesciences Corp. (b) (c)	138	6,356
Elan Corp. Plc - ADR (b) (c)	305	6,697
Express Scripts Inc. (c)	4	285
Gen-Probe Inc. (c)	51	3,203
Genzyme Corp. (b) (c)	2	164
Gilead Sciences Inc. (b) (c)	30	1,380
Health Net Inc. (c)	71	3,424
Healthways Inc. (b) (c)	2	99
Henry Schein Inc. (b) (c)	75	4,580
Hologic Inc. (b) (c)	2	110
Human Genome Sciences Inc. (b) (c)	187	1,952
Humana Inc. (c)	2	166
Illumina Inc. (b) (c)	59	3,484
Intuitive Surgical Inc. (b) (c)	1	195
Invitrogen Corp. (b) (c)	2	177
Laboratory Corp. of America Holdings (b) (c)	24	1,820
Lincare Holdings Inc. (b) (c)	3	120
Martek Biosciences Corp. (b) (c)	3	80
Masimo Corp.	2	75
McKesson Corp.	2	98
Medarex Inc. (b) (c)	112	1,164
Medics Pharmaceutical Corp. (b)	117	3,038
Millipore Corp. (b) (c)	34	2,495
Myriad Genetics Inc. (b) (c)	38	1,764
OSI Pharmaceuticals Inc. (b) (c)	46	2,231
Patterson Cos. Inc. (b) (c)	2	58
PDL BioPharma Inc. (b) (c)	62	1,086
Qiagen NV (c)	194	4,090
Quest Diagnostics Inc. (b)	2	116
Resmed Inc. (b) (c)	43	2,254
Sepracor Inc. (b) (c)	69	1,822
St. Jude Medical Inc. (c)	6	228
Techne Corp. (c)	2	119
Theravance Inc. (c)	73	1,427

Valeant Pharmaceutical International (b) (c)	172	2,059
Varian Medical Systems Inc. (b) (c)	2	95
Vertex Pharmaceuticals Inc. (b) (c)	97	2,256
Warner Chilcott Ltd. (b) (c)	162	2,872
Waters Corp. (b) (c)	3	198
Zimmer Holdings Inc. (c)	2	132
		107,748

INDUSTRIALS - 15.5%
Alliant Techsystems Inc. (b) (c)	60	6,837
American Reprographics Co. (b) (c)	5	89
Ametek Inc.	231	10,822
Avery Dennison Corp. (b)	1	64
CH Robinson Worldwide Inc.	4	189
Cintas Corp.	2	67
Corporate Executive Board Co. (b)	25	1,503
Danaher Corp. (b)	37	3,246
Donaldson Co. Inc.	4	176
Dun & Bradstreet Corp.	1	89
Empresa Brasileira de Aeronautica SA - ADR	3	114
Equifax Inc. (b)	2	73
Expeditors International Washington Inc.	4	192
Fastenal Co. (b)	96	3,868
First Solar Inc. (c)	17	4,541
Fluor Corp.	2	306
Foster Wheeler Ltd. (c)	2	341
General Cable Corp. (b) (c)	1	95
Graco Inc. (b)	2	82
HNI Corp. (b)	1	49
IDEX Corp. (b)	164	5,931
IHS Inc. (b) (c)	47	2,846
II-VI Inc. (b) (c)	2	55
ITT Corp.	89	5,845
Joy Global Inc.	3	178
Landstar System Inc. (b)	4	177
Manpower Inc.	84	4,751
McDermott International Inc. (c)	5	295
Monster Worldwide Inc. (c)	151	4,883
MSC Industrial Direct Co. - Class A (b)	21	850
Oshkosh Truck Corp.	95	4,490
Pall Corp.	1	56
Precision Castparts Corp.	2	291
Quanta Services Inc. (b) (c)	183	4,789
Republic Services Inc. - Class A	7	208
Ritchie Bros. Auctioneers Inc.	3	223
Robert Half International Inc. (b)	120	3,253
Rockwell Collins Inc.	142	10,227
Roper Industries Inc. (b)	203	12,702
SAIC Inc. (c)	358	7,203
SkyWest Inc.	3	81
Southwest Airlines Co.	437	5,336
Stericycle Inc. (b) (c)	3	166
Terex Corp. (c)	1	66

Trane Inc.	60	2,803
UTI Worldwide Inc.	125	2,454
WW Grainger Inc. (b)	1	114
		113,016

INFORMATION TECHNOLOGY - 24.2%
Activision Inc. (c)	7	210
ADTRAN Inc. (b)	58	1,240
Altera Corp.	281	5,433
Amdocs Ltd. (c)	196	6,756
Analog Devices Inc.	6	197
Autodesk Inc. (c)	57	2,811
Avid Technology Inc. (b) (c)	84	2,381
Baidu.com - ADR (c)	-	78
Broadcom Corp. - Class A (b) (c)	7	188
Cadence Design Systems Inc. (b) (c)	2	37
Ciena Corp. (b) (c)	77	2,626
Citrix Systems Inc. (c)	3	110
CNET Networks Inc. (b) (c)	354	3,236
Cogent Inc. (b) (c)	38	428
Cognizant Technology Solutions Corp. (b) (c)	6	197
Cymer Inc. (b) (c)	1	43
Digital River Inc. (b) (c)	61	2,030
Dolby Laboratories Inc. - Class A (c)	120	5,981
DST Systems Inc. (b) (c)	120	9,889
Electronic Arts Inc. (b) (c)	5	269
F5 Networks Inc. (c)	4	111
Factset Research Systems Inc. (b)	3	167
Fairchild Semiconductor International Inc. (b) (c)	3	42
Fidelity National Information Services Inc.	1	50
Fiserv Inc. (c)	119	6,609
FLIR Systems Inc. (b) (c)	281	8,783
Foundry Networks Inc. (b) (c)	5	91
Global Payments Inc.	143	6,634
Harris Corp.	57	3,573
Integrated Device Technology Inc. (c)	3	38
Intersil Corp. (b)	218	5,339
Intuit Inc. (b) (c)	84	2,649
Iron Mountain Inc. (b) (c)	181	6,713
Jabil Circuit Inc. (b)	279	4,254
Jack Henry & Associates Inc. (b)	121	2,935
JDS Uniphase Corp. (b) (c)	221	2,939
Juniper Networks Inc. (b) (c)	320	10,611
KLA-Tencor Corp. (b)	1	58
Lam Research Corp. (b) (c)	1	48
Linear Technology Corp. (b)	6	201
Logitech International SA (c)	3	92
Marvell Technology Group Ltd. (c)	315	4,397
Maxim Integrated Products Inc.	7	172
McAfee Inc. (c)	122	4,556
MEMC Electronic Materials Inc. (c)	3	239
Microchip Technology Inc. (b)	168	5,275
National Instruments Corp.	2	73

National Semiconductor Corp. (b)	6	140
NAVTEQ Corp. (c)	8	605
Network Appliance Inc. (c)	9	227
ON Semiconductor Corp. (b) (c)	395	3,507
Paychex Inc. (b)	7	250
Perot Systems Corp. (b) (c)	5	72
PMC - Sierra Inc. (b) (c)	394	2,577
QLogic Corp. (c)	6	85
Red Hat Inc. (b) (c)	290	6,039
Salesforce.com Inc. (b) (c)	31	1,962
Satyam Computer Services Ltd. - ADR	5	126
Seagate Technology Inc.	286	7,288
Silicon Laboratories Inc. (c)	2	90
Sina Corp. (c)	2	93
SunPower Corp. (b) (c)	36	4,694
Symantec Corp. (c)	4	56
Synopsys Inc. (c)	2	60
Teradyne Inc. (c)	251	2,598
THQ Inc. (b) (c)	4	111
VeriSign Inc. (b) (c)	305	11,456
VistaPrint Ltd. (b) (c)	2	69
Western Union Co.	323	7,850
Xilinx Inc.	243	5,321
Zebra Technologies Corp. (c)	1	49
		176,114

MATERIALS - 1.3%
Agnico-Eagle Mines Ltd.	100	5,436
Carpenter Technology Corp.	3	248
Ecolab Inc.	3	164
Sigma-Aldrich Corp. (b)	2	87
Teck Cominco Ltd. - Class B	91	3,250
		9,185

TELECOMMUNICATION SERVICES - 4.1%
American Tower Corp. (b) (c)	163	6,944
Crown Castle International Corp. (b) (c)	181	7,531
Leap Wireless International Inc. (b) (c)	110	5,140
MetroPCS Communications Inc. (b) (c)	169	3,281
NeuStar Inc. - Class A (b) (c)	2	62
NII Holdings Inc. - Class B (b) (c)	3	121
Rogers Communications Inc.	111	5,023
SBA Communications Corp. (c)	63	2,145
		30,247

UTILITIES - 0.1%
AES Corp. (c)	9	194
Reliant Energy Inc. (b) (c)	8	218
		412

Total Common Stocks (cost $542,397)		692,830

SHORT TERM INVESTMENTS - 41.9%
Mutual Funds - 5.9%
JNL Money Market Fund, 4.58% (a) (h)	4,586	4,586
T. Rowe Price Reserves Investment Fund,
4.74% (a) (h)	38,791	38,791
		43,377

Securities Lending Collateral - 36.0%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (h)	261,604	261,604

Total Short Term Investments (cost $304,981)		304,981

Total Investments - 137.2% (cost $847,378)		997,811

Other Assets and Liabilities, Net - (37.2%)		-270,689

Total Net Assets - 100%		$727,122

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (dollar amounts in thousands)
December 31, 2007

(a)	Investment in affiliate.
(b)	All or portion of the security has been loaned.
(c)	Non-income producing security.
(d)	Issuer is in Chapter 11 bankruptcy and/or is in default relating to principal and/or interest.
(e)	Rule 144A, Section 4(2) provides an exemption from the registration requirements of the Securities Act of 1933, as amended, for resale of this security to an institutional investor.
(f)	Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. As of December 31, 2007 the percentage of net assets invested in fair valued securities is as follows: JNL/Goldman Sachs Core Plus Bond Fund - 0.6%; JNL/Goldman Sachs Short Duration Bond
Fund - 2.7%; JNL/JPMorgan U.S. Government & Quality Bond Fund - 0.4%; JNL/Mellon Capital Management International Index Fund - 0.1%;
JNL/PIMCO Real Return Fund - 0.8%; JNL/PIMCO Total Return Bond Fund - 1.0%.
(g)	Investment purchased on a when-issued basis. As of December 31, 2007, the total cost of investments purchased on a when-issued basis for the JNL/Capital
Guardian Global Balanced Fund, JNL/Goldman Sachs Core Plus Bond Fund, JNL/JPMorgan U.S. Government & Quality Bond Fund, JNL/Mellon
Capital Management Bond Index Fund, JNL/Mellon Capital Management International Index Fund, JNL/PIMCO Real Return Bond Fund, JNL/PIMCO
Total Return Bond Fund, and JNL/Select Balanced Fund is: $155; $72,745; $12,987; $13,460; $1,766; $521,487; $358,240; and $4,330, respectively.
(h)	Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2007.
(i)	Variable rate security. Rate stated is in effect as of December 31, 2007.
(j)	Zero coupon security. Rate stated is the effective yield as of December 31, 2007.
(k)	Security is a "step-up" bond where the coupon may increase or step up at a future date. Rate stated is the coupon as of December 31, 2007.
(l)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(m)	Swap agreements in JNL/Goldman Sachs Core Plus Bond Fund, JNL/Goldman Sachs Short Duration Bond Fund have been collateralized with $2,420 and
$1,111 cash, respectively.
(n)	All or a portion of the security or cash pledged as collateral for open futures contracts. As of December 31, 2007 the value of collateral in JNL/Goldman Sachs
Core Plus Bond Fund, JNL/Goldman Sachs Short Duration Bond Fund, JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund,
JNL/Mellon Capital Management International Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital
Management S&P 500 Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/PIMCO Real Return Fund, and JNL/PIMCO
Total Return Bond Fund is: $754, $724, $178, $1,272, $497, $671, $303, $3,012, and $4,040, respectively.
(o)	Perpetual maturity security. Interest rate is fixed until the first call date and variable thereafter.
(p)	Par amounts are listed in United States Dollars unless otherwise noted.
(q)	Treasury inflation indexed note - par amount is adjusted for inflation.
(r)	Illiquid security. At December 31, 2007, the aggregate value of illiquid securities and percentage of net assets is as follows: JNL/Capital Guardian Global
Balanced Fund, $1,675 - 0.8%; JNL/Goldman Sachs Core Plus Bond Fund, $9,921 - 1.6%; JNL/Goldman Sachs Short Duration Bond Fund, $9,334 - 3.0%;
JNL/PIMCO Total Return Bond Fund, $7,724 - 0.7%; and JNL/PPM America High Yield Bond Fund, 2,287 - 0.7%.
(s)	144A liquid security, the Fund has deemed this security to be liquid based on procedures approved by the Board of Trustees. As of December 31, 2007 the value of 144A securities, in JNL/Capital Guardian Global Balanced Fund, JNL/Franklin Templeton Income Fund, JNL/Goldman Sachs Core Plus Bond Fund,
JNL/Goldman Sachs Short Duration Bond Fund, JNL/Mellon Capital Management Bond Index Fund, JNL/PIMCO Real Return Fund, JNL/PIMCO Total Return
Bond Fund, JNL/PPM America High Yield Bond Fund, and JNL/Select Balanced Fund, is: $1,968; $82,887; $22,156; $2,580; $496; $46,141; $96,334;
$52,084 and $5,471, respectively.

Currencies:
ARS - Argentine Peso	NOK - Norwegian Krone
AUD - Australian Dollar	NZD - New Zealand Dollar
BRL - Brazilian Real	PHP - Philippine Peso
CAD - Canadian Dollar	PLN - Polish Zloty
CHF - Swiss Franc	RUB - Russian Ruble
CLP - Chilean Peso	SEK - Swedish Krona
COP - Colombian Peso	SGD - Singapore Dollar
CNY - Chinese Yuan	TRY - Turkish Lira
DKK - Danish Krone	USD - United States Dollar
EUR - European Currency Unit (Euro)	ZAR - South African Rand
GBP - British Pound
GDR - Global Depository Receipt	Abbreviations:
HKD - Hong Kong Dollar	"-" Amount rounds to less than one thousand.
HUF - Hungarian Forint	ADR - American Depository Receipt
IDR - Indonesian Rupiah	GDR - Global Depository Receipt
INR - Indian Rupee	LIBOR - London Interbank Offered Rate
ILS - Israel New Shekel	SPDR - Standard & Poor's Depository Receipt
JPY - Japanese Yen	TBA - To Be Announced
KRW - Korean Won	virt-x - a crossboarder Recognised Investment Exchange (RIE)
MXN - Mexican Peso	YEN - Euroyen, Japanese Yen traded in Eurocurrency markets
MYR - Malaysian Ringgit	Euro-Bobl - debt instrument issued by the Federal Republic of Germany with a term of 4.5 to 5.5 years
Euro-Buxl - debt instrument issued by the Federal Republic of Germany with a term of 24 to 35 years
Euro-Schatz - debt instrument issued by the Federal Republic of Germany with a term of 1.75 to 2.25 years

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (dollar amounts in thousands)
December 31, 2007

Investments in affiliates - See Note 3 in the Notes to the Financials Statements for further discussion of other affiliated investments. During the period certain Funds invested in money market funds for temporary purposes, which are managed by JNAM or another affiliate. The JNL Money Market Fund is offered as a cash management tool to the Funds and is not available for direct purchase by members of the public. Certain Funds participating in securities lending receive cash collateral, which is invested by the custodian in the Mellon GSL Delaware Business Trust Collateral Fund, which may be considered affiliated with the Funds.

The JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital Management Index 5 Fund, and the
JNL/S&P Funds, excluding the JNL/S&P Retirement Strategy Funds, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P
Intrinsic Value Fund, and JNL/S&P Total Yield Fund, invest solely in the Class A shares of other affiliated Funds of the Trust and the JNL Variable Funds.

The JNL/Mellon Capital Management International Index Fund invested in Prudential plc, the parent company of Jackson National Life Insurance Co. The JNL/Mellon
Capital Management S&P 500 Index Fund invested in Bank of New York Mellon Corp., the parent company of its subadviser. Transactions for the period ended
December 31, 2007 are shown below (in thousands):

	Value
	Beginning		Sales	Dividend	Realized	Value End
Affiliate	of Year*	Purchases	Proceeds	Income	Gain (Loss)	of Year
Bank of New York Mellon Corp.	$760	$249	$-	$34	$-	$2,815
Prudential plc	1,283	303	28	38	11	1,589

*As of July 2, 2007, Mellon Financial Corp. merged with Bank of New York Co. to form Bank of New York Mellon Corp. The value at the beginning of the year and purchases do note include the value of Bank of New York Co. of $1,142 at the date of the merger.

Restricted Securities
Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933.

	Value			Interest/
	Beginning		Sales	Dividend	Value End
	of Year	Purchases	Proceeds	Income	of Year
JNL/Capital Guardian Global Balanced Fund
Evergreen Energy Inc., 8.00%, 08/01/12	$ -	$ 60	$ -	$ -	$ 42
Kotak Mahindra Bank Ltd.	37	-	20	-	35
Maiden Holdings Ltd.	-	65	-	-	54
Orascom Construction Industries	-	839	-	-	892
Total Restricted Securities	$ 37	$ 964	$ 20	$ -	$ 1,023

JNL/Goldman Sachs Core Plus Bond Fund
Charter Communications Operating LLC, 8.38%, 04/30/14	$ 470	$ -	$ -	$ 38	$ 435
CIT Mortgage Loan Trust, 5.86%, 05/25/09	-	2,600	-	38	2,417
CIT Mortgage Loan Trust, 6.12%, 01/25/10	-	700	-	11	667
CIT Mortgage Loan Trust, 6.32%, 09/25/24	-	1,280	-	20	1,165
El Paso Corp., 7.75%, 07/15/11	1,364	-	-	99	1,324
GSMPS Mortgage Loan Trust, 5.10%, 02/25/35	440	-	-	18	237
Merit Securities Corp., 6.36%, 09/28/32	798	-	-	51	551
Merrill Lynch Mortgage Investors Inc., 5.00%, 09/25/35	8	-	-	-	5
OPTI Canada Inc., 8.25%, 12/15/14	108	-	-	9	104
Rainbow National Services LLC, 10.38%, 09/01/14	139	-	51	13	87
Sail Net Interest Margin Notes, 7.75%, 04/27/33	4	-	-	-	-
Sail Net Interest Margin Notes, 5.50%, 03/27/34	16	-	-	1	3
ZFS Finance USA Trust I, 5.88%, 05/09/32	-	1,225	-	36	1,142
Total Restricted Securities	$ 3,347	$ 5,805	$ 51	$ 334	$ 8,137

JNL/Goldman Sachs Short Duration Bond Fund
Barclays Bank Plc, 8.55% (callable at 100 beginning 06/15/11)	$ 1,679	$ -	$ -	$ 128	$ 1,580
BNP Paribas Capital Trust, 9.00% (callable at 100 beginning 10/27/10)	1,757	-	-	142	1,682
CIT Mortgage Loan Trust, 5.86%, 05/25/09	-	1,700	-	25	1,580
CIT Mortgage Loan Trust, 6.12%, 01/25/10	-	430	-	7	410
CIT Mortgage Loan Trust, 6.32%, 09/25/24	-	880	-	14	801
SB Treasury Co. LLC, 9.40% (callable at 100 beginning 06/30/08)	2,105	-	-	188	2,039
Total Restricted Securities	$ 5,541	$ 3,010	$ -	$ 504	$ 8,092

JNL/PIMCO Total Return Bond Fund:
DG Funding Trust, 7.21%	$ 4,394	$ -	$ -	$ 323	$ 4,411
Parker Hannifin Employee Stock Ownership Trust, 6.34%, 07/15/08	56	-	-	3	28
Total Restricted Securities	$ 4,450	$ -	$ -	$ 326	$ 4,439

JNL/PPM America High Yield Bond Fund:
Washington Mutual Inc., 9.75%, (callable at 100 beginning 12/15/17)	$ 1,409	$ -	$ -	$ 19	$ 1,120

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Schedule of Written Options (in thousands except contracts):
	Expiration Date	Exercise Price	Contracts	Value
JNL/PIMCO Real Return Fund
Call Swaption, 3 month LIBOR versus 5.25% fixed	9/15/2008	N/A	400	$ (213)
Call Swaption, 3 month LIBOR versus 5.25% fixed	9/15/2008	N/A	80	(43)
Call Swaption, 3 month LIBOR versus 5.37% fixed	9/20/2010	N/A	200	(92)
Call Swaption, 3 month LIBOR versus 5.37% fixed	9/20/2010	N/A	400	(185)
Call Swaption, 3 month LIBOR versus 5.67% fixed	8/7/2008	N/A	10	(109)
Call Swaption, 3 month LIBOR versus 5.67% fixed	8/7/2008	N/A	14	(153)
Put Swaption, 3 month LIBOR versus 5.25% fixed	9/15/2008	N/A	400	(54)
Put Swaption, 3 month LIBOR versus 5.25% fixed	9/15/2008	N/A	80	(11)
Put Swaption, 3 month LIBOR versus 5.37% fixed	9/20/2010	N/A	200	(55)
Put Swaption, 3 month LIBOR versus 5.37% fixed	9/20/2010	N/A	400	(111)
Put Swaption, 3 month LIBOR versus 5.67% fixed	8/7/2008	N/A	10	(16)
Put Swaption, 3 month LIBOR versus 5.67% fixed	8/7/2008	N/A	14	(22)
U.S. 10-Year Treasury Note Future Call Option	2/22/2008	111	34	(97)
U.S. 10-Year Treasury Note Future Call Option	2/22/2008	113	148	(231)
U.S. 10-Year Treasury Note Future Call Option	2/22/2008	115	250	(199)
U.S. 10-Year Treasury Note Future Put Option	2/22/2008	108	148	(9)
U.S. 10-Year Treasury Note Future Put Option	2/22/2008	110	20	(5)
			2,808	$ (1,605)
JNL/PIMCO Total Return Bond Fund
Call Swaption, 3 month LIBOR versus 4.90% fixed	2/1/2008	N/A	50	$ (163)
Call Swaption, 3 month LIBOR versus 4.90% fixed	3/31/2008	N/A	134	(465)
Call Swaption, 3 month LIBOR versus 4.90% fixed	3/31/2008	N/A	170	(601)
Call Swaption, 3 month LIBOR versus 4.95% fixed	3/31/2008	N/A	130	(476)
Call Swaption, 3 month LIBOR versus 4.95% fixed	9/26/2008	N/A	160	(601)
Call Swaption, 3 month LIBOR versus 4.95% fixed	9/26/2008	N/A	354	(1,329)
Call Swaption, 3 month LIBOR versus 5.00% fixed	12/15/2008	N/A	285	(1,157)
Call Swaption, 3 month LIBOR versus 5.10% fixed	2/1/2008	N/A	230	(950)
Call Swaption, 3 month LIBOR versus 5.20% fixed	12/15/2008	N/A	397	(1,931)
Call Swaption, 3 month LIBOR versus 5.45% fixed	2/2/2009	N/A	120	(631)
U.S. 10-Year Treasury Note Future Call Option	2/22/2008	111	24	(68)
U.S. 10-Year Treasury Note Future Call Option	2/22/2008	112	26	(56)
U.S. 10-Year Treasury Note Future Call Option	2/22/2008	113	30	(47)
U.S. 10-Year Treasury Note Future Call Option	2/22/2008	114	115	(129)
U.S. 10-Year Treasury Note Future Put Option	2/22/2008	108	30	(2)
U.S. 10-Year Treasury Note Future Put Option	2/22/2008	110	115	(29)
			2,370	$ (8,635)

Summary of Written Options (in thousands except contracts):
	Number of Contracts	Premiums
JNL/Goldman Sachs Core Plus Bond Fund
Options outstanding at December 31, 2006	351	$ 102
Options written during the period	328	65
Options closed during the period	(675)	(166)
Options exercised during the period	-	-
Options expired during the period	(4)	(1)
Options outstanding at December 31, 2007	-	$ -

JNL/PIMCO Real Return Fund
Options outstanding at December 31, 2006	-	$ -
Options written during the period	3,164	1,380
Options closed during the period	-	-
Options exercised during the period	-	-
Options expired during the period	(356)	(96)
Options outstanding at December 31, 2007	2,808	$ 1,284

JNL/PIMCO Total Return Bond Fund
Options outstanding at December 31, 2006 *	2,360	$ 2,210
Options written during the period	6,005,891	3,778
Options closed during the period	(3,803)	(2,749)
Options exercised during the period	(986)	(369)
Options expired during the period	(6,001,092)	(431)
Options outstanding at December 31, 2007	2,370	$ 2,439

*Rollforward activity excludes options that act as futures. At December 31, 2006, the JNL/PIMCO Total Return Bond Fund had 224 contracts of a Euro Bund

Future call/put Options that expired during the current year.

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Schedule of Open Futures Contracts (in thousands except contracts):

	Contracts	Unrealized
	Long/	Appreciation/
	(Short)	(Depreciation)
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
S&P 500 E-Mini Index Future
Expiration March 2008	USD 32	$ (33)

JNL/Mellon Capital Management International Index Fund
Dow Jones Euro Stoxx 50 Index Future
Expiration March 2008	EUR 143	$ 91
FTSE 100 Index Future
Expiration March 2008	GBP 46	72
Topix Index Future
Expiration March 2008	JPY 41	(173)
$ (10)

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
S&P MidCap 400 E-Mini Index Future
Expiration March 2008	USD 138	$ (76)

JNL/Mellon Capital Management S&P 500 Index Fund
S&P 500 E-Mini Index Future
Expiration March 2008	USD 171	$ (83)

JNL/Mellon Capital Management Small Cap Index Fund
Russell 2000 Mini Index Future
Expiration March 2008	USD 48	$ 31

	Notional		Unrealized
	Amount		Appreciation/
	Long/(Short)		(Depreciation)
JNL/Goldman Sachs Core Plus Bond Fund
Euro-Bobl Future, 5-Year, 6.00%
Expiration March 2008	(43,300)	EUR	$ 851
Euro-Buxl Future, 30-Year, 4.00%
Expiration March 2008	(7,800)	EUR	206
Euro-Schatz Future, 2-Year, 6.00%
Expiration March 2008	200	EUR	(2)
U.K. Long Gilt Future, 10-Year, 6.00%
Expiration March 2008	(1,700)	GBP	(21)
U.S. Treasury Note Future, 2-Year, 6.00%
Expiration March 2008	29,000	USD	-
U.S. Treasury Note Future, 5-Year, 6.00%
Expiration March 2008	141,400	USD	838
U.S. Treasury Note Future, 10-Year, 6.00%
Expiration March 2008	17,300	USD	246
U.S. Treasury Bond Future, 20-Year, 6.00%
Expiration March 2008	(45,300)	USD	580
			$ 2,698

JNL/Goldman Sachs Short Duration Bond Fund
90-Day Eurodollar Future
Expiration March 2008	4,000	USD	$ 6
90-Day Eurodollar Future
Expiration June 2008	129,000	USD	214
90-Day Eurodollar Future
Expiration September 2008	93,000	USD	121
90-Day Eurodollar Future
Expiration December 2008	7,000	USD	25
90-Day Eurodollar Future
Expiration March 2009	7,000	USD	26
90-Day Eurodollar Future
Expiration June 2009	7,000	USD	25
U.S. Treasury Note Future, 2-Year, 6.00%
Expiration March 2008	49,400	USD	77
U.S. Treasury Note Future, 5-Year, 6.00%
Expiration March 2008	54,800	USD	252
U.S. Treasury Note Future, 10-Year, 6.00%
Expiration March 2008	7,300	USD	166
U.S. Treasury Bond Future, 20-Year, 6.00%
Expiration March 2008	(25,000)	USD	317
			$ 1,229

	Notional		Unrealized
	Amount		Appreciation/
	Long/(Short)		(Depreciation)
JNL/PIMCO Real Return Fund
90-Day British Pound Sterling Future
Expiration March 2008	52,500	GBP	$ (6)
90-Day British Pound Sterling Future
Expiration June 2008	75,000	GBP	150
90-Day British Pound Sterling Future
Expiration September 2008	43,500	GBP	103
90-Day British Pound Sterling Future
Expiration December 2008	19,500	GBP	34
90-Day British Pound Sterling Future
Expiration March 2009	9,500	GBP	15
90-Day British Pound Sterling Future
Expiration June 2009	16,000	GBP	26
3-Month Euro Euribor Future
Expiration September 2008	5,000	EUR	(4)
3-Month Euro Euribor Future
Expiration December 2008	169,000	EUR	4
3-Month Euro Euribor Future
Expiration March 2009	99,000	EUR	12
3-Month Euro Euribor Future
Expiration June 2009	97,000	EUR	17
3-Month Euro Euribor Future
Expiration September 2009	98,000	EUR	(16)
3-Month Euro Euribor Future
Expiration December 2009	50,000	EUR	14
Euro Bund Future
Expiration March 2008	(4,600)	EUR	120
90-Day Eurodollar Future
Expiration March 2008	(11,000)	USD	(13)
90-Day Eurodollar Future
Expiration June 2008	(59,000)	USD	(191)
90-Day Eurodollar Future
Expiration September 2008	(59,000)	USD	(223)
90-Day Eurodollar Future
Expiration December 2008	91,000	USD	57
90-Day Eurodollar Future
Expiration March 2009	297,000	USD	597
90-Day Eurodollar Future
Expiration June 2009	96,000	USD	69
90-Day Eurodollar Future
Expiration September 2009	96,000	USD	62
Japanese Bond Future, 10-Year, 6.00%
Expiration March 2008	400,000	JPY	1
U.S. Treasury Note Future, 5-Year, 6.00%
Expiration March 2008	(15,900)	USD	(95)
U.S. Treasury Note Future, 10-Year, 6.00%
Expiration March 2008	73,600	USD	230
U.S. Treasury Bond Future, 20-Year, 6.00%
Expiration March 2008	(62,900)	USD	(373)
			$ 590

JNL/PIMCO Total Return Bond Fund
90-Day British Pound Sterling Future
Expiration March 2008	127,000	GBP	$ 208
90-Day British Pound Sterling Future
Expiration June 2008	272,000	GBP	511
90-Day British Pound Sterling Future
Expiration September 2008	111,500	GBP	519
90-Day British Pound Sterling Future
Expiration December 2008	50,000	GBP	307
90-Day British Pound Sterling Future
Expiration March 2009	76,500	GBP	457
90-Day British Pound Sterling Future
Expiration June 2009	27,500	GBP	164
90-Day Eurodollar Future
Expiration June 2008	1,637,000	USD	4,043
90-Day Eurodollar Future
Expiration September 2008	933,000	USD	3,567
90-Day Eurodollar Future
Expiration December 2008	1,904,000	USD	8,495
90-Day Eurodollar Future
Expiration March 2009	987,000	USD	2,633
90-Day Eurodollar Future
Expiration June 2009	71,000	USD	160
U.S. Treasury Note Future, 2-Year, 6.00%
Expiration March 2008	(27,800)	USD	(102)
U.S. Treasury Note Future, 5-Year, 6.00%
Expiration March 2008	(24,900)	USD	(98)
U.S. Treasury Note Future, 10-Year, 6.00%
Expiration March 2008	8,700	USD	75
			$ 20,939

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Open Forward Foreign Currency Contracts (in thousands):

Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)

JNL/Capital Guardian Global Balanced Fund
EUR/GBP	1/24/2008	(800)	GBP	$ (1,591)	$ 24
EUR/USD	1/24/2008	1,906	EUR	2,788	(12)
EUR/USD	1/24/2008	1,105	EUR	1,616	1
EUR/USD	1/24/2008	1,040	EUR	1,520	19
JPY/USD	1/24/2008	308,017	JPY	2,764	(35)
USD/CHF	1/28/2008	(1,434)	CHF	(1,269)	4
USD/JPY	3/5/2008	(76,411)	JPY	(689)	2
USD/JPY	3/18/2008	(89,748)	JPY	(810)	(11)
				$ 4,329	$ (8)

JNL/Goldman Sachs Core Plus Bond Fund
EUR/USD	1/23/2008	2,079	EUR	$ 3,041	$ (3)
EUR/USD	3/19/2008	2,502	EUR	3,660	(60)
EUR/USD	3/19/2008	3,734	EUR	5,463	(51)
EUR/USD	3/19/2008	3,734	EUR	5,463	(59)
EUR/USD	3/19/2008	2,533	EUR	3,705	(27)
EUR/USD	3/19/2008	2,520	EUR	3,686	(26)
EUR/USD	3/19/2008	2,545	EUR	3,724	(17)
GBP/USD	2/20/2008	30	GBP	60	(2)
GBP/USD	2/20/2008	138	GBP	274	(10)
GBP/USD	2/20/2008	33	GBP	66	(2)
GBP/USD	2/20/2008	159	GBP	317	(6)
GBP/USD	3/19/2008	1,797	GBP	3,570	(137)
GBP/USD	3/19/2008	1,833	GBP	3,640	(75)
JPY/USD	3/19/2008	585,282	JPY	5,284	(191)
JPY/USD	3/19/2008	183,476	JPY	1,656	(53)
JPY/USD	3/19/2008	409,472	JPY	3,697	(25)
JPY/USD	3/19/2008	411,255	JPY	3,713	1
JPY/USD	3/19/2008	67,445	JPY	609	7
NOK/EUR	3/19/2008	(2,406)	EUR	(3,520)	56
NOK/USD	3/19/2008	19,512	NOK	3,587	11
SEK/EUR	3/19/2008	(5,056)	EUR	(7,397)	114
SEK/USD	3/19/2008	47,125	SEK	7,298	(214)
SEK/USD	3/19/2008	23,681	SEK	3,667	(43)
USD/AUD	1/16/2008	(364)	AUD	(319)	9
USD/BRL	2/6/2008	(6,227)	BRL	(3,484)	(54)
USD/BRL	2/6/2008	(6,321)	BRL	(3,537)	(19)
USD/BRL	2/6/2008	(6,321)	BRL	(3,537)	9
USD/BRL	2/6/2008	(1,066)	BRL	(596)	4
USD/EUR	1/23/2008	(547)	EUR	(801)	2
USD/EUR	1/23/2008	(410)	EUR	(599)	2
USD/EUR	3/19/2008	(2,530)	EUR	(3,701)	9
USD/EUR	3/19/2008	(2,604)	EUR	(3,810)	(18)
USD/EUR	3/19/2008	(2,497)	EUR	(3,653)	(16)
USD/GBP	2/20/2008	(221)	GBP	(439)	17
USD/GBP	2/20/2008	(33)	GBP	(66)	2
USD/GBP	3/19/2008	(3,572)	GBP	(7,095)	264
USD/GBP	3/19/2008	(1,786)	GBP	(3,548)	120
USD/GBP	3/19/2008	(1,786)	GBP	(3,548)	132
USD/GBP	3/19/2008	(1,811)	GBP	(3,596)	114
USD/GBP	3/19/2008	(1,625)	GBP	(3,227)	78
USD/GBP	3/19/2008	(2,045)	GBP	(4,061)	98
USD/GBP	3/19/2008	(425)	GBP	(844)	(1)
USD/JPY	1/22/2008	(51,418)	JPY	(461)	8
USD/JPY	3/19/2008	(402,347)	JPY	(3,633)	74
USD/JPY	3/19/2008	(831,514)	JPY	(7,507)	(25)
USD/NOK	3/19/2008	(20,587)	NOK	(3,785)	(75)
USD/SEK	3/19/2008	(23,442)	SEK	(3,630)	77
USD/SEK	3/19/2008	(23,893)	SEK	(3,700)	22
				$ (17,914)	$ 21

JNL/Mellon Capital Management International Index Fund
EUR/GBP	1/2/2008	(26)	GBP	$ (51)	$ -
EUR/GBP	1/2/2008	(1)	GBP	(3)	-
EUR/USD	1/2/2008	35	EUR	51	-
EUR/USD	1/2/2008	2	EUR	3	-
EUR/USD	3/19/2008	358	EUR	524	(2)
EUR/USD	3/19/2008	1,670	EUR	2,443	(13)
EUR/USD	3/19/2008	224	EUR	328	(1)
EUR/USD	3/19/2008	641	EUR	938	(4)
EUR/USD	3/19/2008	219	EUR	320	3
EUR/USD	3/19/2008	1,577	EUR	2,307	29
EUR/USD	3/19/2008	263	EUR	385	6
EUR/USD	3/19/2008	432	EUR	632	8
EUR/USD	3/19/2008	87	EUR	128	2
EUR/USD	3/19/2008	87	EUR	127	2
EUR/USD	3/19/2008	131	EUR	191	3

Currency	Settlement	Notional	Currency	Unrealized
Purchased/Sold	Date	Amount	Value	Gain/(Loss)
JNL/Mellon Capital Management International Index Fund (continued)

EUR/USD	3/19/2008	310	EUR	$ 453	$ 7
EUR/USD	3/19/2008	1,416	EUR	2,071	18
EUR/USD	3/19/2008	177	EUR	259	1
GBP/USD	3/19/2008	198	GBP	392	(11)
GBP/USD	3/19/2008	1,017	GBP	2,021	(56)
GBP/USD	3/19/2008	66	GBP	130	(3)
GBP/USD	3/19/2008	275	GBP	545	(13)
GBP/USD	3/19/2008	64	GBP	127	(2)
GBP/USD	3/19/2008	729	GBP	1,448	(20)
GBP/USD	3/19/2008	128	GBP	254	(3)
GBP/USD	3/19/2008	252	GBP	500	(7)
GBP/USD	3/19/2008	63	GBP	125	(1)
GBP/USD	3/19/2008	191	GBP	379	1
GBP/USD	3/19/2008	65	GBP	128	1
GBP/USD	3/19/2008	650	GBP	1,291	5
GBP/USD	3/19/2008	130	GBP	258	-
JPY/USD	3/19/2008	15,580	JPY	141	-
JPY/USD	3/19/2008	207,558	JPY	1,874	(5)
JPY/USD	3/19/2008	84,067	JPY	759	2
JPY/USD	3/19/2008	30,290	JPY	273	2
JPY/USD	3/19/2008	149,540	JPY	1,350	17
JPY/USD	3/19/2008	30,040	JPY	271	3
JPY/USD	3/19/2008	29,420	JPY	266	3
JPY/USD	3/19/2008	14,675	JPY	132	1
JPY/USD	3/19/2008	14,595	JPY	132	2
JPY/USD	3/19/2008	29,390	JPY	265	6
JPY/USD	3/19/2008	161,645	JPY	1,459	29
JPY/USD	3/19/2008	14,700	JPY	133	-
USD/EUR	3/19/2008	(2,028)	EUR	(2,967)	11
USD/GBP	3/19/2008	(1,214)	GBP	(2,411)	67
USD/JPY	3/19/2008	(223,138)	JPY	(2,015)	(9)
				$ 18,366	$ 79

JNL/PIMCO Real Return Fund
BRL/USD	3/4/2008	1,724	BRL	$ 961	$ 61
BRL/USD	3/4/2008	1,539	BRL	858	58
BRL/USD	7/2/2008	6,980	BRL	3,823	351
BRL/USD	7/2/2008	767	BRL	420	7
BRL/USD	7/2/2008	6,278	BRL	3,439	69
BRL/USD	7/2/2008	5,107	BRL	2,798	8
CNY/USD	3/7/2008	8,803	CNY	1,220	22
CNY/USD	3/7/2008	2,662	CNY	369	6
CNY/USD	3/7/2008	5,370	CNY	744	12
CNY/USD	3/7/2008	2,697	CNY	374	6
CNY/USD	3/7/2008	2,673	CNY	370	5
CNY/USD	3/7/2008	5,134	CNY	712	11
CNY/USD	3/7/2008	5,178	CNY	718	11
EUR/USD	1/17/2008	210	EUR	307	5
GBP/USD	1/31/2008	99	GBP	197	-
KRW/USD	1/30/2008	27,318	KRW	29	(1)
KRW/USD	1/30/2008	16,099	KRW	17	-
KRW/USD	1/30/2008	300,023	KRW	322	(5)
KRW/USD	5/30/2008	294,365	KRW	318	2
KRW/USD	5/30/2008	293,238	KRW	317	3
MXN/USD	3/13/2008	1,477	MXN	135	2
MXN/USD	3/13/2008	3,855	MXN	352	(1)
MXN/USD	3/13/2008	3,496	MXN	319	(1)
MXN/USD	3/13/2008	3,901	MXN	356	(1)
MXN/USD	3/13/2008	3,895	MXN	355	(1)
MXN/USD	3/13/2008	3,890	MXN	355	(1)
MXN/USD	3/13/2008	2,445	MXN	223	(1)
MXN/USD	3/13/2008	4,486	MXN	409	(2)
MXN/USD	3/13/2008	2,489	MXN	227	(1)
MXN/USD	3/13/2008	2,358	MXN	215	(1)
MXN/USD	7/10/2008	5,956	MXN	538	8
MXN/USD	7/10/2008	24,820	MXN	2,241	31
MXN/USD	7/10/2008	829	MXN	75	1
MXN/USD	7/10/2008	2,073	MXN	187	2
MXN/USD	7/10/2008	5,606	MXN	506	6
MXN/USD	7/10/2008	1,839	MXN	166	2
MXN/USD	7/10/2008	1,839	MXN	166	2
MXN/USD	7/10/2008	3,524	MXN	318	4
MXN/USD	7/10/2008	12,071	MXN	1,090	11
MXN/USD	7/10/2008	17,103	MXN	1,544	(11)
MYR/USD	5/21/2008	1,279	MYR	388	9
PLN/USD	7/10/2008	1,931	PLN	781	79
PLN/USD	7/10/2008	1,016	PLN	411	31

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Open Forward Foreign Currency Contracts (in thousands):

Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)

JNL/PIMCO Real Return Fund (continued)
RUB/USD	1/11/2008	3,442	RUB	$ 140	$ 7
RUB/USD	1/11/2008	3,340	RUB	136	7
RUB/USD	1/11/2008	3,464	RUB	141	7
RUB/USD	1/11/2008	2,688	RUB	110	6
RUB/USD	1/11/2008	3,490	RUB	142	7
RUB/USD	1/11/2008	1,207	RUB	49	2
RUB/USD	1/11/2008	20,296	RUB	827	27
RUB/USD	7/10/2008	13,269	RUB	540	15
RUB/USD	11/19/2008	11,784	RUB	479	4
SEK/USD	3/6/2008	15,045	SEK	2,330	(36)
SGD/USD	2/20/2008	30	SGD	21	1
SGD/USD	2/20/2008	42	SGD	29	1
SGD/USD	5/22/2008	379	SGD	265	12
SGD/USD	5/22/2008	378	SGD	265	12
SGD/USD	5/22/2008	204	SGD	143	6
SGD/USD	5/22/2008	320	SGD	225	5
SGD/USD	5/22/2008	246	SGD	172	4
USD/AUD	1/31/2008	(223)	AUD	(195)	1
USD/CNY	3/7/2008	(11,317)	CNY	(1,568)	(25)
USD/CNY	3/7/2008	(3,845)	CNY	(533)	(8)
USD/CNY	3/7/2008	(6,957)	CNY	(964)	(17)
USD/CNY	3/7/2008	(6,959)	CNY	(964)	(17)
USD/CNY	3/7/2008	(3,439)	CNY	(477)	(9)
USD/EUR	1/17/2008	(1,484)	EUR	(2,170)	4
USD/EUR	1/17/2008	(493)	EUR	(721)	5
USD/GBP	1/3/2008	(99)	GBP	(197)	-
USD/GBP	1/31/2008	(2,162)	GBP	(4,299)	66
USD/GBP	1/31/2008	(2,541)	GBP	(5,053)	55
USD/JPY	2/7/2008	(26,448)	JPY	(238)	1
USD/MXN	3/13/2008	(9,891)	MXN	(902)	(5)
USD/MXN	3/13/2008	(77,132)	MXN	(7,034)	36
USD/RUB	1/11/2008	(13,062)	RUB	(532)	(9)
USD/RUB	1/11/2008	(13,082)	RUB	(533)	(9)
USD/RUB	1/11/2008	(11,784)	RUB	(480)	-
USD/SEK	3/6/2008	(15,045)	SEK	(2,330)	24
				$ 6,494	$ 978

JNL/PIMCO Total Return Bond Fund
AUD/USD	1/24/2008	2,089	AUD	$ 1,832	$ (1)
AUD/USD	1/31/2008	530	AUD	464	11
BRL/USD	3/4/2008	6,696	BRL	3,732	641
BRL/USD	3/4/2008	6,355	BRL	3,542	467
BRL/USD	3/4/2008	42,078	BRL	23,456	2,274
BRL/USD	3/4/2008	1,154	BRL	643	(4)
CLP/USD	3/13/2008	111,000	CLP	223	12
CLP/USD	3/13/2008	36,980	CLP	74	4
CNY/USD	1/10/2008	896	CNY	123	1
CNY/USD	1/10/2008	896	CNY	123	1
CNY/USD	1/10/2008	896	CNY	123	1
CNY/USD	1/10/2008	197	CNY	27	-
CNY/USD	1/10/2008	1,347	CNY	185	2
CNY/USD	1/10/2008	571	CNY	78	1
EUR/USD	1/2/2008	339	EUR	496	1
EUR/USD	1/17/2008	41,500	EUR	60,689	979
EUR/USD	1/17/2008	339	EUR	496	(3)
GBP/USD	1/31/2008	327	GBP	650	-
IDR/USD	5/27/2008	1,434,063	IDR	151	(11)
IDR/USD	5/27/2008	2,868,125	IDR	302	(23)
IDR/USD	5/27/2008	1,430,813	IDR	151	(12)
INR/USD	5/12/2008	16,849	INR	425	28
INR/USD	5/12/2008	11,748	INR	296	18
INR/USD	5/12/2008	232,962	INR	5,878	327
INR/USD	5/12/2008	19,643	INR	496	29
INR/USD	5/12/2008	23,326	INR	589	33
INR/USD	8/12/2008	38,272	INR	963	(2)
INR/USD	8/12/2008	35,965	INR	905	-
INR/USD	8/12/2008	1,021	INR	26	-
INR/USD	8/12/2008	909	INR	23	-
JPY/USD	2/7/2008	59,910	JPY	539	(1)
KRW/USD	1/30/2008	692,056	KRW	742	(18)
KRW/USD	1/30/2008	583,899	KRW	626	(16)
KRW/USD	1/30/2008	529,746	KRW	568	(16)
KRW/USD	5/30/2008	140	KRW	-	-
KRW/USD	5/30/2008	242,548	KRW	262	(1)
KRW/USD	5/30/2008	248,349	KRW	268	2
KRW/USD	5/30/2008	247,398	KRW	267	2
KRW/USD	8/4/2008	688,944	KRW	745	1

Currency	Settlement	Notional	Currency	Unrealized
Purchased/Sold	Date	Amount	Value	Gain/(Loss)

JNL/PIMCO Total Return Bond Fund (continued)
KRW/USD	8/4/2008	848,830	KRW	$ 918	$ -
KRW/USD	8/4/2008	421,592	KRW	456	(2)
KRW/USD	5/30/2008	132,316	KRW	143	(4)
MXN/USD	3/13/2008	14,770	MXN	1,347	35
MXN/USD	3/13/2008	2,542	MXN	232	1
MXN/USD	3/13/2008	2,694	MXN	246	-
MXN/USD	3/13/2008	2,679	MXN	244	1
MXN/USD	3/13/2008	2,777	MXN	253	-
MXN/USD	3/13/2008	7,440	MXN	678	-
MXN/USD	3/13/2008	6,058	MXN	552	1
MXN/USD	3/13/2008	7,042	MXN	642	(9)
MXN/USD	7/10/2008	20,583	MXN	1,859	25
MXN/USD	7/10/2008	1,621	MXN	146	-
MYR/USD	5/21/2008	981	MYR	298	2
MYR/USD	5/21/2008	1,074	MYR	326	1
MYR/USD	5/21/2008	1,074	MYR	326	1
MYR/USD	5/21/2008	900	MYR	273	7
MYR/USD	5/21/2008	2,705	MYR	822	24
MYR/USD	5/21/2008	1,819	MYR	552	12
NZD/USD	1/3/2008	395	NZD	304	8
NZD/USD	2/14/2008	395	NZD	302	(2)
PHP/USD	5/19/2008	13,637	PHP	329	33
PHP/USD	5/19/2008	79,762	PHP	1,925	186
PLN/USD	3/13/2008	1,507	PLN	612	76
PLN/USD	3/13/2008	1,667	PLN	677	14
PLN/USD	3/13/2008	279	PLN	113	2
PLN/USD	7/10/2008	11,283	PLN	4,565	463
RUB/USD	1/11/2008	12,009	RUB	489	23
RUB/USD	1/11/2008	8,942	RUB	364	17
RUB/USD	1/11/2008	5,930	RUB	242	11
RUB/USD	1/11/2008	6,294	RUB	257	11
RUB/USD	1/11/2008	9,284	RUB	378	18
RUB/USD	1/11/2008	6,276	RUB	256	12
RUB/USD	1/11/2008	6,515	RUB	266	13
RUB/USD	1/11/2008	19,923	RUB	812	38
RUB/USD	1/11/2008	15,940	RUB	650	30
RUB/USD	1/11/2008	35,845	RUB	1,461	56
RUB/USD	1/11/2008	16,893	RUB	689	7
RUB/USD	7/10/2008	56,257	RUB	2,288	64
RUB/USD	7/10/2008	18,542	RUB	754	19
RUB/USD	7/10/2008	51,867	RUB	2,110	44
RUB/USD	11/19/2008	61,714	RUB	2,510	21
SEK/USD	3/6/2008	5,301	SEK	821	(8)

SGD/USD	2/20/2008	1,366	SGD	952	32
SGD/USD	2/20/2008	1,707	SGD	1,190	46
SGD/USD	2/20/2008	842	SGD	587	3
SGD/USD	2/20/2008	210	SGD	146	(1)
SGD/USD	5/22/2008	172	SGD	121	6
SGD/USD	5/22/2008	1,289	SGD	904	42
SGD/USD	5/22/2008	1,286	SGD	901	41
SGD/USD	5/22/2008	693	SGD	486	19
SGD/USD	5/22/2008	87	SGD	61	1
SGD/USD	5/22/2008	67	SGD	47	1
USD/AUD	1/31/2008	(1,312)	AUD	(1,150)	7
USD/CNY	1/10/2008	(752)	CNY	(103)	(2)
USD/CNY	1/10/2008	(3,009)	CNY	(412)	(8)
USD/CNY	1/10/2008	(1,041)	CNY	(143)	(2)
USD/EUR	1/2/2008	(339)	EUR	(496)	3
USD/EUR	1/17/2008	(51,495)	EUR	(75,305)	125
USD/EUR	1/17/2008	(7,361)	EUR	(10,765)	74
USD/EUR	1/17/2008	(2,280)	EUR	(3,334)	(50)
USD/EUR	1/17/2008	(36,301)	EUR	(53,086)	366
USD/EUR	1/17/2008	(339)	EUR	(496)	(1)
USD/GBP	1/3/2008	(327)	GBP	(651)	-
USD/GBP	1/31/2008	(2,794)	GBP	(5,556)	85
USD/GBP	1/31/2008	(3,284)	GBP	(6,531)	71
USD/MXN	3/13/2008	(13,528)	MXN	(1,234)	(10)
USD/NZD	1/3/2008	(395)	NZD	(304)	2
USD/PLN	3/13/2008	(275)	PLN	(112)	(2)
USD/PLN	3/13/2008	(287)	PLN	(117)	(1)
USD/PLN	3/13/2008	(388)	PLN	(158)	(1)
USD/PLN	3/13/2008	(387)	PLN	(157)	(1)
USD/PLN	3/13/2008	(716)	PLN	(291)	(2)
USD/PLN	3/13/2008	(279)	PLN	(113)	(2)
USD/PLN	3/13/2008	(1,122)	PLN	(456)	(7)
USD/PLN	7/10/2008	(1,027)	PLN	(416)	(6)
USD/PLN	7/10/2008	(1,033)	PLN	(418)	(3)

These accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Open Forward Foreign Currency Contracts (in thousands):

Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)

JNL/PIMCO Total Return Bond Fund (continued)
USD/PLN	7/10/2008	(1,083)	PLN	(438)	(6)
USD/PLN	7/10/2008	(1,082)	PLN	(438)	(6)
USD/PLN	7/10/2008	(1,517)	PLN	(614)	(9)
USD/PLN	7/10/2008	(1,516)	PLN	(613)	(9)
USD/PLN	7/10/2008	(2,357)	PLN	(954)	(9)
USD/PLN	7/10/2008	(1,389)	PLN	(562)	(5)
USD/PLN	7/10/2008	(279)	PLN	(113)	(2)
USD/RUB	1/11/2008	(10,995)	RUB	(448)	-
USD/RUB	1/11/2008	(31,395)	RUB	(1,280)	-
USD/RUB	1/11/2008	(8,328)	RUB	(339)	-
USD/RUB	1/11/2008	(31,419)	RUB	(1,281)	(1)
USD/RUB	1/11/2008	(61,714)	RUB	(2,515)	4
USD/RUB	7/10/2008	(14,596)	RUB	(594)	(3)
ZAR/USD	3/13/2008	111	ZAR	16	1
ZAR/USD	7/10/2008	164	ZAR	23	1
ZAR/USD	7/10/2008	993	ZAR	140	(6)
				$ (21,754)	$ 6,753

These accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Interest Rate Swap Agreements (in thousands):

JNL/Goldman Sachs Core Plus Bond Fund

			Paying/					Unrealized
			Receiving		Expiration		Notional	Appreciation/
Counterparty		Floating Rate Index	Floating Rate	Fixed Rate	Date		Amount[1]	(Depreciation)
Bank of America N.A.		3-Month LIBOR	Paying	4.50%	06/18/2013		19,600	$ 97
Bear Stearns Bank Plc		3-Month LIBOR	Receiving	5.00%	06/18/2015		3,600	(17)
		3-Month LIBOR	Receiving	5.00%	06/18/2015		3,600	(17)
		3-Month LIBOR	Receiving	5.00%	06/18/2018		14,500	(167)
		3-Month LIBOR	Paying	5.25%	06/18/2028		14,200	(564)
		3-Month LIBOR	Receiving	5.28%	08/20/2014		4,800	(309)
Citibank N.A.		6-Month LIBOR	Paying	5.25%	06/18/2013	GBP	8,450	130
		6-Month LIBOR	Receiving	5.25%	06/18/2013	GBP	4,200	(66)
Credit Suisse First Boston		6-Month EURIBOR	Paying	4.25%	06/18/2010	EUR	3,165	(21)
		6-Month LIBOR	Receiving	4.25%	06/18/2013	EUR	310	4
		6-Month EURIBOR	Paying	4.50%	06/18/2018	EUR	9,210	(234)
		3-Month Stockholm Interbank Index	Receiving	4.75%	06/18/2018	SEK	93,000	157
		6-Month EURIBOR	Paying	4.75%	06/18/2038	EUR	10,240	(366)
Deutshe Bank AG		3-Month LIBOR	Receiving	4.32%	11/17/2010		43,550	(505)
		6-Month LIBOR	Paying	1.18%	12/17/2010	JPY	2,345,000	92
		6-Month LIBOR	Paying	1.18%	12/17/2010	JPY	1,636,000	64
		6-Month LIBOR	Paying	1.17%	12/17/2010	JPY	823,000	30
		6-Month LIBOR	Paying	1.16%	12/17/2010	JPY	823,000	29
		3-Month LIBOR	Receiving	3.78%	12/24/2010		22,800	2
		3-Month LIBOR	Receiving	3.87%	12/29/2010		13,710	(39)
		3-Month LIBOR	Receiving	4.00%	12/29/2010		8,930	(47)
		3-Month LIBOR	Paying	4.92%	11/17/2015		38,400	874
		6-Month LIBOR	Receiving	1.70%	12/17/2015	JPY	396,000	(40)
		6-Month LIBOR	Receiving	1.70%	12/17/2015	JPY	1,036,000	(115)
		6-Month LIBOR	Receiving	1.69%	12/17/2015	JPY	1,089,000	(102)
		6-Month LIBOR	Receiving	1.67%	12/17/2015	JPY	521,000	(43)
		6-Month LIBOR	Receiving	1.64%	12/17/2015	JPY	521,000	(34)
		3-Month LIBOR	Paying	4.52%	12/24/2015		19,900	(36)
		3-Month LIBOR	Paying	4.63%	12/29/2015		12,000	52
		3-Month LIBOR	Paying	4.75%	12/29/2015		7,800	85
		3-Month LIBOR	Receiving	5.31%	11/17/2038		10,720	(374)
		6-Month LIBOR	Paying	2.54%	12/17/2038	JPY	105,000	4
		6-Month LIBOR	Paying	2.60%	12/17/2038	JPY	80,000	11
		6-Month LIBOR	Paying	2.59%	12/17/2038	JPY	208,000	29
		6-Month LIBOR	Paying	2.59%	12/17/2038	JPY	219,000	27
		6-Month LIBOR	Paying	2.57%	12/17/2038	JPY	105,000	10
		3-Month LIBOR	Receiving	5.01%	12/24/2038		5,460	60
		3-Month LIBOR	Receiving	5.21%	12/29/2038		2,160	(41)
		3-Month LIBOR	Receiving	5.12%	12/29/2038		3,310	(52)
		3-Month LIBOR	Paying	4.50%	06/18/2013		35,500	137
		3-Month LIBOR	Receiving	5.00%	06/18/2015		6,800	(12)
		6-Month EURIBOR	Paying	4.50%	06/18/2018	EUR	9,210	(210)
		3-Month Stockholm Interbank Index	Receiving	4.75%	06/18/2018	SEK	85,100	107
		3-Month LIBOR	Paying	5.25%	06/18/2023		20,600	(182)
		6-Month EURIBOR	Receiving	4.75%	06/18/2038	EUR	2,260	27
		ABX.HE.AAA.07-1	Paying	0.09%	08/25/2037		7,750	(88)
JPMorgan Chase & Co.	*	Brazil Interbank Deposit Rate	Paying	12.70%	01/04/2010	BRL	16,600	4
	*	Brazil Interbank Deposit Rate	Paying	12.70%	01/04/2010	BRL	18,800	(7)
		3-Month LIBOR	Paying	5.00%	06/18/2018		7,700	7
		3-Month LIBOR	Paying	5.00%	06/18/2018		14,000	17
		3-Month LIBOR	Receiving	5.25%	06/18/2028		7,400	24
		3-Month LIBOR	Receiving	5.25%	06/18/2028		14,100	147
Lehman Brothers, Inc.		6-Month LIBOR	Paying	1.19%	12/17/2010	JPY	1,433,000	57
		6-Month LIBOR	Receiving	1.71%	12/17/2015	JPY	908,000	(106)
		6-Month LIBOR	Paying	2.65%	12/17/2038	JPY	184,000	45
UBS Warburg LLC		6-Month LIBOR	Paying	5.25%	06/18/2013	GBP	9,680	143
								$ (1,322)

JNL/Goldman Sachs Short Duration Bond Fund

		Paying/				Unrealized
		Receiving		Expiration	Notional	Appreciation/
Counterparty	Floating Rate Index	Floating Rate	Fixed Rate	Date	Amount[1]	(Depreciation)
Bank of America N.A.	3-Month LIBOR	Receiving	4.50%	06/18/2013	17,400	$ (56)
Bear Stearns Bank Plc	3-Month LIBOR	Receiving	4.50%	06/18/2013	17,400	(55)
	3-Month LIBOR	Receiving	5.00%	06/18/2018	3,700	(43)
	3-Month LIBOR	Paying	5.25%	06/18/2028	3,700	58
Deutshe Bank AG	3-Month LIBOR	Receiving	3.78%	12/24/2010	2,630	-
	3-Month LIBOR	Receiving	3.87%	12/29/2010	2,860	(8)
	3-Month LIBOR	Receiving	4.00%	12/29/2010	1,980	(10)
	3-Month LIBOR	Receiving	4.32%	11/17/2010	12,250	(142)
	3-Month LIBOR	Paying	4.52%	12/24/2015	2,300	(4)
	3-Month LIBOR	Paying	4.63%	12/29/2015	2,500	11
	3-Month LIBOR	Paying	4.75%	12/29/2015	1,700	19
	3-Month LIBOR	Paying	4.92%	11/17/2015	10,800	246
	3-Month LIBOR	Receiving	5.01%	12/24/2038	630	7
	3-Month LIBOR	Receiving	5.12%	12/29/2038	690	(11)
	3-Month LIBOR	Receiving	5.21%	12/29/2038	480	(9)
	3-Month LIBOR	Receiving	5.31%	11/17/2038	3,010	(105)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Interest Rate Swap Agreements (in thousands): (continued)

JNL/Goldman Sachs Short Duration Bond Fund (continued)

		Paying/				Unrealized
		Receiving		Expiration	Notional	Appreciation/
Counterparty	Floating Rate Index	Floating Rate	Fixed Rate	Date	Amount[1]	(Depreciation)
JPMorgan Chase & Co.	3-Month LIBOR	Receiving	4.50%	06/18/2013	17,400	$ (53)
	3-Month LIBOR	Receiving	4.50%	06/18/2013	2,700	(10)
	3-Month LIBOR	Paying	5.00%	06/18/2018	4,100	9
	3-Month LIBOR	Paying	5.00%	06/18/2018	2,300	2
	3-Month LIBOR	Receiving	5.25%	06/18/2028	4,200	44
	3-Month LIBOR	Receiving	5.25%	06/18/2028	2,200	7
						$ (103)

JNL/PIMCO Real Return Fund

			Paying/					Unrealized
			Receiving		Expiration		Notional	Appreciation/
Counterparty		Floating Rate Index	Floating Rate	Fixed Rate	Date		Amount[1]	(Depreciation)
Barclays Bank PLC	*	28-Day Mexico Interbank TIIE	Paying	8.33%	01/14/2017	MXN	2,500	$ (3)
		3-Month LIBOR	Paying	4.00%	06/18/2010		8,400	4
		3-Month LIBOR	Paying	4.00%	06/18/2010		4,400	12
		3-Month LIBOR	Paying	5.00%	06/18/2010		5,000	20
	*	6-Month Australian Bank Bill	Paying	7.00%	12/15/2009	AUD	4,000	(24)
	*	6-Month Australian Bank Bill	Receiving	6.75%	12/15/2017	AUD	500	15
		6-Month LIBOR	Receiving	4.00%	12/15/2035	GBP	100	5
		6-Month LIBOR	Receiving	4.00%	12/15/2035	GBP	1,200	66
		6-Month LIBOR	Receiving	5.00%	03/20/2018	GBP	1,600	(125)
	*	Brazil Interbank Deposit Rate	Paying	10.68%	01/02/2012	BRL	5,700	(135)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Receiving	1.95%	03/15/2012	EUR	300	(6)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Paying	1.96%	04/05/2012	EUR	500	(9)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Paying	1.98%	04/30/2012	EUR	200	(4)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Paying	2.07%	09/14/2012	EUR	1,600	(20)
Citibank N.A.	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	2,700	(4)
	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	5,000	(12)
	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	9,100	(24)
	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	11,500	(27)
	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	11,000	(28)
	*	3-Month Australian Bank Bill	Paying	7.00%	09/15/2009	AUD	24,300	(50)
Credit Suisse First Boston		6-Month LIBOR	Receiving	4.00%	12/15/2035	GBP	1,400	74
		6-Month LIBOR	Paying	5.00%	09/15/2010	GBP	3,400	14
Deutshe Bank AG		3-Month LIBOR	Paying	5.00%	06/18/2038		1,600	35
	*	6-Month Australian Bank Bill	Paying	7.00%	06/15/2010	AUD	700	(7)
		6-Month LIBOR	Paying	6.00%	03/20/2010	GBP	4,300	83
Goldman Sachs & Co.	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	11,000	(24)
	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	4,500	(9)
		6-Month LIBOR	Receiving	5.00%	09/15/2015	GBP	1,000	(17)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Paying	2.00%	03/15/2012	EUR	8,500	(123)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Receiving	2.00%	03/15/2012	EUR	2,100	(32)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Receiving	2.00%	03/15/2012	EUR	100	(1)
JPMorgan Chase & Co.	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Receiving	1.95%	03/15/2012	EUR	300	(6)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Receiving	1.95%	03/15/2012	EUR	400	(8)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Receiving	1.96%	04/10/2012	EUR	100	(2)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Paying	1.96%	04/10/2012	EUR	200	(4)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Paying	1.96%	04/10/2012	EUR	300	(6)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Receiving	1.96%	04/10/2012	EUR	200	(4)

Merrill Lynch & Co., Inc.	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	4,300	(8)
	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	2,900	(7)
		3-Month LIBOR	Receiving	5.00%	06/18/2023		37,500	(777)
	*	Brazil Interbank Deposit Rate	Paying	12.54%	01/02/2012	BRL	22,000	(65)
Morgan Stanley	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	6,100	(15)
		3-Month LIBOR	Paying	4.00%	06/18/2010		9,800	15
		3-Month LIBOR	Paying	5.00%	06/18/2018		3,600	67
		3-Month LIBOR	Paying	5.00%	06/18/2038		5,300	142
	*	6-Month Australian Bank Bill	Paying	7.00%	12/15/2009	AUD	4,000	(23)
	*	6-Month Australian Bank Bill	Receiving	6.75%	12/15/2017	AUD	500	15
Royal Bank of Scotland		3-Month LIBOR	Paying	4.00%	06/18/2010		21,200	(19)
Group PLC		3-Month LIBOR	Paying	4.00%	06/18/2013		2,800	31

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Interest Rate Swap Agreements (in thousands): (continued)

JNL/PIMCO Real Return Fund (continued)

			Paying/					Unrealized
			Receiving		Expiration		Notional	Appreciation/
Counterparty		Floating Rate Index	Floating Rate	Fixed Rate	Date		Amount[1]	(Depreciation)
Royal Bank of Scotland		3-Month LIBOR	Paying	5.00%	06/18/2038		2,500	$ 62
Group PLC		3-Month LIBOR	Receiving	5.50%	06/20/2017	CAD	700	(17)
		3-Month LIBOR	Receiving	5.50%	06/20/2017	CAD	100	(3)
		6-Month LIBOR	Paying	5.00%	09/15/2010	GBP	1,300	6
		6-Month LIBOR	Paying	5.00%	09/15/2010	GBP	1,200	7
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Paying	1.95%	03/28/2012	EUR	100	(2)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Paying	1.95%	03/30/2012	EUR	300	(6)
	*	United Kingdon RP Index	Paying	3.44%	09/10/2027	GBP	400	(5)
	*	United Kingdon RP Index	Paying	3.49%	12/6/2027	GBP	2,500	18
UBS Warburg LLC	*	Brazil Interbank Deposit Rate	Paying	10.58%	01/02/2012	BRL	1,100	(36)
	*	Brazil Interbank Deposit Rate	Paying	10.58%	01/02/2012	BRL	1,100	(36)
	*	Brazil Interbank Deposit Rate	Paying	12.41%	01/04/2010	BRL	1,000	(1)
	*	Brazil Interbank Deposit Rate	Paying	10.58%	01/02/2012	BRL	1,200	(39)
	*	Brazil Interbank Deposit Rate	Paying	10.58%	01/02/2012	BRL	2,400	(78)
								$ (1,160)

JNL/PIMCO Total Return Bond Fund

			Paying/					Unrealized
			Receiving		Expiration		Notional	Appreciation/
Counterparty		Floating Rate Index	Floating Rate	Fixed Rate	Date		Amount[1]	(Depreciation)
Barclays Bank PLC		3-Month LIBOR	Paying	4.00%	06/18/2010		9,900	$ 47
		3-Month LIBOR	Paying	4.00%	06/18/2010		6,100	20
		6-Month LIBOR	Paying	6.00%	12/20/2008	GBP	5,800	30
		6-Month LIBOR	Paying	2.00%	12/19/2017	JPY	130,000	27
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	400	40
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	400	35
		6-Month LIBOR	Paying	6.00%	03/20/2009	GBP	3,300	33
		6-Month LIBOR	Paying	5.00%	06/15/2009	GBP	900	4
		6-Month LIBOR	Paying	5.00%	06/15/2009	GBP	2,500	16
	*	Brazil Interbank Deposit Rate	Paying	11.36%	01/04/2010	BRL	4,000	(34)
	*	Reference Quotidienne d'Inflation	Paying	2.10%	10/15/2010	EUR	1,100	11
	*	Reference Quotidienne d'Inflation	Paying	2.10%	10/15/2010	EUR	1,600	19
Citibank N.A.	*	28-Day Mexico Interbank TIIE	Paying	8.17%	11/4/2016	MXN	2,800	(6)
		3-Month LIBOR	Paying	4.00%	06/18/2013		6,300	116
		3-Month LIBOR	Receiving	5.00%	06/18/2038		1,900	(54)
Credit Suisse First Boston		6-Month LIBOR	Paying	5.00%	06/15/2009	GBP	700	2
Deutshe Bank AG		3-Month LIBOR	Paying	4.00%	06/18/2010		26,100	54
	*	6-Month Australian Bank Bill	Paying	7.00%	03/20/2013	AUD	3,100	(80)
	*	6-Month Australian Bank Bill	Receiving	6.50%	03/20/2018	AUD	4,200	55
		6-Month EURIBOR	Paying	5.00%	12/19/2009	EUR	6,400	50
		6-Month LIBOR	Paying	6.00%	12/20/2008	GBP	3,500	17
		6-Month LIBOR	Paying	2.00%	12/19/2017	JPY	240,000	53
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	1,400	(94)
		6-Month LIBOR	Paying	5.00%	09/18/2009	GBP	45,800	489
Goldman Sachs & Co.	*	28-Day Mexico Interbank TIIE	Paying	7.78%	04/03/2012	MXN	11,100	(20)
		6-Month EURIBOR	Paying	4.00%	03/20/2009	EUR	2,300	(12)
		6-Month LIBOR	Paying	6.00%	12/19/2009	GBP	1,600	57
		6-Month LIBOR	Receiving	5.50%	12/15/2036	GBP	1,200	(140)
		6-Month LIBOR	Receiving	5.00%	12/19/2037	GBP	200	(29)
		6-Month LIBOR	Paying	5.00%	06/15/2009	GBP	6,900	14
		6-Month LIBOR	Paying	6.00%	06/19/2009	GBP	17,500	368
	*	Brazil Interbank Deposit Rate	Paying	11.47%	01/04/2010	BRL	1,000	(7)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Paying	2.00%	03/15/2012	EUR	9,800	(177)
	*	French-Excluding Tobacco-Non-Revised
		Consumer Price Index	Paying	1.96%	03/30/2012	EUR	600	(11)
HSBC Bank USA		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	400	-
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	500	44
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	400	41
Lehman Brothers, Inc.		6-Month LIBOR	Paying	4.50%	09/20/2009	GBP	3,800	(136)
Merrill Lynch & Co., Inc.		3-Month LIBOR	Paying	4.00%	06/18/2010		7,000	44
		3-Month LIBOR	Paying	4.00%	06/18/2010		5,100	18
		6-Month LIBOR	Receiving	4.00%	12/15/2035	GBP	100	7
	*	Brazil Interbank Deposit Rate	Paying	12.95%	01/04/2010	BRL	1,400	9
	*	Brazil Interbank Deposit Rate	Paying	11.98%	01/02/2012	BRL	4,700	(57)
	*	Brazil Interbank Deposit Rate	Paying	11.43%	01/04/2010	BRL	2,600	(20)

Morgan Stanley		6-Month EURIBOR	Paying	4.50%	03/19/2010	EUR	6,500	13
	*	Brazil Interbank Deposit Rate	Paying	12.78%	01/04/2010	BRL	1,800	8
	*	Brazil Interbank Deposit Rate	Paying	12.78%	01/04/2010	BRL	1,500	6
Royal Bank of Scotland		3-Month LIBOR	Paying	4.00%	06/18/2010		10,600	1
Group PLC		3-Month LIBOR	Paying	4.00%	06/18/2010		2,400	1
		3-Month LIBOR	Paying	4.00%	06/18/2010		15,800	67
		3-Month LIBOR	Receiving	5.00%	06/18/2038		2,000	(48)
		3-Month LIBOR	Receiving	5.00%	06/18/2038		1,900	(54)
		3-Month LIBOR	Paying	4.00%	06/18/2010		3,500	-
		6-Month LIBOR	Receiving	5.50%	12/15/2036	GBP	300	(37)
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	400	40
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	300	32

These accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Interest Rate Swap Agreements (in thousands): (continued)

JNL/PIMCO Total Return Bond Fund (continued)

			Paying/					Unrealized
			Receiving		Expiration		Notional	Appreciation/
Counterparty		Floating Rate Index	Floating Rate	Fixed Rate	Date		Amount[1]	(Depreciation)
Royal Bank of Scotland		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	400	$ 42
Group PLC		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	300	31
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	300	20
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	600	2
		6-Month LIBOR	Paying	6.00%	03/20/2009	GBP	3,100	30
		6-Month LIBOR	Paying	6.00%	06/19/2009	GBP	5,000	103
UBS Warburg LLC	*	3-Month Australian Bank Bill	Paying	7.00%	09/15/2009	AUD	29,400	(156)
	*	Brazil Interbank Deposit Rate	Paying	10.58%	01/02/2012	BRL	4,800	(71)
	*	Brazil Interbank Deposit Rate	Paying	10.58%	01/02/2012	BRL	1,900	(27)
								$ 846

Summary of Credit Default Swap Agreements (in thousands)

JNL/Goldman Sachs Core Plus Bond Fund

						Unrealized
		Purchase/Sell		Expiration	Notional	Appreciation/
Counterparty	Reference Obligation	Protection[2]	Fixed Rate	Date	Amount[1]	(Depreciation)
Deutshe Bank AG	Argentine Republic	Purchased	4.98%	09/20/2012	1,330	$ (52)
Deutshe Bank AG	Argentine Republic	Purchased	4.79%	09/20/2012	1,350	(40)
JPMorgan Chase & Co.	Argentine Republic	Purchased	5.06%	09/20/2012	1,170	(49)
						$ (141)

JNL/PIMCO Real Return Fund

						Unrealized
		Purchase/Sell		Expiration	Notional	Appreciation/
Counterparty	Reference Obligation	Protection[2]	Fixed Rate	Date	Amount[1]	(Depreciation)
Goldman Sachs & Co.	Autozone, Inc.	Purchased	0.38%	12/20/2012	300	$ 1
Citibank N.A.	Capital One Financial Corp.	Purchased	1.20%	09/20/2012	1,600	99
Barclays Bank PLC	CDX.NA.HY.8	Purchased	2.75%	06/20/2012	1,100	16
JPMorgan Chase & Co.	CDX.NA.HY.8	Sold	2.50%	06/20/2012	(100)	-
Lehman Brothers, Inc.	CDX.NA.HY.8	Sold	2.30%	06/20/2012	(600)	(3)
Merrill Lynch & Co., Inc.	CDX.NA.HY.8	Purchased	2.75%	06/20/2012	600	11
Merrill Lynch & Co., Inc.	CDX.NA.HY.8	Sold	2.46%	06/20/2012	(200)	-
Merrill Lynch & Co., Inc.	CDX.NA.HY.8	Purchased	2.75%	06/20/2012	2,200	52
Morgan Stanley	CDX.NA.HY.8	Purchased	2.75%	06/20/2012	1,000	15
Barclays Bank PLC	CDX.NA.IG.9	Sold	0.60%	12/20/2012	(1,000)	(2)
Barclays Bank PLC	CDX.NA.IG.9	Purchased	0.80%	12/20/2017	5,100	16
Barclays Bank PLC	CDX.NA.IG.9	Purchased	0.80%	12/20/2017	1,700	(5)
Goldman Sachs & Co.	CDX.NA.IG.9	Purchased	0.80%	12/20/2017	6,300	3
Lehman Brothers, Inc.	CDX.NA.IG.9	Purchased	0.60%	12/20/2012	8,600	69
Lehman Brothers, Inc.	CDX.NA.IG.9	Purchased	0.60%	12/20/2012	2,900	(6)
Lehman Brothers, Inc.	CDX.NA.IG.9	Purchased	0.60%	12/20/2012	4,800	13
Lehman Brothers, Inc.	CDX.NA.IG.9	Purchased	0.80%	12/20/2017	2,900	24
Merrill Lynch & Co., Inc.	CDX.NA.IG.9	Purchased	0.60%	12/20/2012	4,000	52
Merrill Lynch & Co., Inc.	CDX.NA.IG.9	Purchased	0.60%	12/20/2012	3,300	29
Morgan Stanley	CDX.NA.IG.9	Purchased	0.60%	12/20/2012	4,000	52
Morgan Stanley	CDX.NA.IG.9	Purchased	0.60%	12/20/2012	300	1
Credit Suisse First Boston	Chesapeak Energy Corporation	Sold	1.04%	06/20/2012	(100)	(3)
Credit Suisse First Boston	Chesapeak Energy Corporation	Sold	1.01%	06/20/2012	(100)	(3)
Credit Suisse First Boston	Chesapeak Energy Corporation	Sold	0.97%	06/20/2012	(100)	(3)
Credit Suisse First Boston	Chesapeak Energy Corporation	Sold	1.01%	06/20/2012	(300)	(9)
Lehman Brothers, Inc.	Chesapeak Energy Corporation	Sold	1.38%	09/20/2012	(200)	(4)
Credit Suisse First Boston	Federal Home Loan Mortgage Corp.	Sold	0.56%	12/20/2012	(400)	3
Royal Bank of Scotland
Group PLC	Federal Home Loan Mortgage Corp.	Sold	0.56%	12/20/2012	(400)	3
Lehman Brothers, Inc.	Federal National Mortgage Association	Sold	0.56%	12/20/2012	(200)	2
Barclays Bank PLC	Ford Motor Credit Company LLC	Sold	3.80%	09/20/2012	(100)	(9)
JPMorgan Chase & Co.	Ford Motor Credit Company LLC	Sold	3.85%	09/20/2012	(100)	(9)
Morgan Stanley	Ford Motor Credit Company LLC	Sold	3.80%	09/20/2012	(200)	(19)
Credit Suisse First Boston	Gazprom	Sold	1.00%	11/20/2008	(1,800)	(5)
HSBC Bank USA	Gazprom	Sold	1.20%	06/20/2008	(7,000)	(1)
Barclays Bank PLC	GMAC LLC	Sold	3.05%	09/20/2012	(100)	(13)
Deutshe Bank AG	GMAC LLC	Purchased	4.25%	09/20/2008	100	2
Goldman Sachs & Co.	GMAC LLC	Purchased	5.20%	09/20/2008	1,600	25
Goldman Sachs & Co.	GMAC LLC	Sold	3.05%	09/20/2012	(300)	(40)
JPMorgan Chase & Co.	GMAC LLC	Sold	5.40%	09/20/2012	(800)	(52)
JPMorgan Chase & Co.	GMAC LLC	Sold	5.45%	09/20/2012	(800)	(51)
Morgan Stanley	GMAC LLC	Sold	6.85%	06/20/2012	(400)	(10)
UBS Warburg LLC	GMAC LLC	Purchased	4.85%	09/20/2012	300	24
Barclays Bank PLC	Goldman Sachs Group, Inc.	Sold	0.77%	09/20/2012	(200)	1
BNP Paribas Bank	Goldman Sachs Group, Inc.	Purchased	0.39%	12/20/2012	1,100	14
Citibank N.A.	Goldman Sachs Group, Inc.	Purchased	0.40%	12/20/2012	800	10
Credit Suisse First Boston	Goldman Sachs Group, Inc.	Sold	0.74%	09/20/2012	(200)	-
Goldman Sachs & Co.	Kohl's Corporation	Purchased	0.59%	12/20/2012	300	4
BNP Paribas Bank	Lehman Brothers Holdings, Inc.	Sold	1.20%	09/20/2012	(100)	-
BNP Paribas Bank	Lehman Brothers Holdings, Inc.	Sold	1.12%	09/20/2012	(100)	-
JPMorgan Chase & Co.	Lehman Brothers Holdings, Inc.	Sold	0.70%	09/20/2012	(200)	(4)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Credit Default Swap Agreements (in thousands): (continued)

JNL/PIMCO Real Return Fund (continued)

						Unrealized
		Purchase/Sell		Expiration	Notional	Appreciation/
Counterparty	Reference Obligation	Protection[2]	Fixed Rate	Date	Amount[1]	(Depreciation)
Royal Bank of Scotland
Group PLC	Lehman Brothers Holdings, Inc.	Sold	0.66%	09/20/2012	(200)	$ (5)
Goldman Sachs & Co.	Nordstrom Inc.	Purchased	0.36%	12/20/2012	300	3
Citibank N.A.	RH Donnelley Corp.	Sold	3.40%	09/20/2012	(300)	(16)
Morgan Stanley	Staples, Inc.	Purchased	0.53%	12/20/2012	300	2
Citibank N.A.	The Bear Stearns Companies, Inc.	Sold	0.72%	09/20/2012	(200)	(9)
JPMorgan Chase & Co.	The Bear Stearns Companies, Inc.	Sold	0.72%	09/20/2012	(200)	(9)
Morgan Stanley	The Black & Decker Corporation	Purchased	0.49%	12/20/2012	300	4
Morgan Stanley	The Sherwin Williams Co.	Purchased	0.29%	12/20/2012	300	2
Goldman Sachs & Co.	The TJX Companies, Inc.	Purchased	0.38%	12/20/2012	300	2
Morgan Stanley	VF Corporation	Purchased	0.25%	12/20/2012	300	3
Morgan Stanley	Whirlpool Corp.	Purchased	0.49%	12/20/2012	300	3
						$ 270

JNL/PIMCO Total Return Bond Fund

						Unrealized
		Purchase/Sell		Expiration	Notional	Appreciation/
Counterparty	Reference Obligation	Protection[2]	Fixed Rate	Date	Amount[1]	(Depreciation)
Goldman Sachs & Co.	Anadarko Petroleum Corp.	Sold	0.15%	03/20/2008	(600)	$ -
Lehman Brothers, Inc.	CDX.EM.8	Sold	1.75%	12/20/2012	(5,300)	(58)
Lehman Brothers, Inc.	CDX.EM.8	Sold	1.75%	12/20/2012	(1,700)	(19)
Citibank N.A.	CDX.NA.HY.8	Sold	2.14%	06/20/2012	(800)	(8)
Citibank N.A.	CDX.NA.HY.8	Sold	0.36%	06/20/2012	(5,000)	(97)
Citibank N.A.	CDX.NA.HY.8	Sold	0.40%	06/20/2012	(1,000)	(18)
Merrill Lynch & Co., Inc.	CDX.NA.HY.8	Sold	1.83%	06/20/2012	(1,000)	(23)
Morgan Stanley	CDX.NA.HY.8	Sold	2.08%	06/20/2012	(1,000)	(13)
Barclays Bank PLC	Ford Motor Credit Company LLC	Sold	5.65%	09/20/2012	(500)	(19)
Lehman Brothers, Inc.	Ford Motor Credit Company LLC	Sold	6.10%	09/20/2012	(7,500)	(186)
UBS Warburg LLC	Ford Motor Credit Company LLC	Sold	6.20%	09/20/2012	(2,600)	(57)
Goldman Sachs & Co.	Ford Motor Credit Company LLC	Sold	3.85%	09/20/2012	(200)	(18)
HSBC Bank USA	Gazprom	Sold	0.36%	05/20/2009	(1,000)	(17)
HSBC Bank USA	Gazprom	Sold	0.97%	11/20/2008	(700)	(2)
HSBC Bank USA	Gazprom	Sold	1.25%	12/20/2008	(1,900)	(1)
Deutshe Bank AG	GMAC LLC	Sold	4.00%	09/20/2012	(2,400)	(250)
Goldman Sachs & Co.	GMAC LLC	Sold	3.20%	09/20/2012	(100)	(13)
Merrill Lynch & Co., Inc.	GMAC LLC	Sold	1.85%	09/20/2009	(1,000)	(92)
Morgan Stanley	GMAC LLC	Sold	0.97%	09/20/2008	(8,000)	(352)
Royal Bank of Scotland
Group PLC	Lehman Brothers Holdings, Inc.	Sold	0.30%	09/20/2008	(300)	(3)
Merrill Lynch & Co., Inc.	Federative Republic of Brazil	Sold	1.95%	04/20/2016	(100)	5
Lehman Brothers, Inc.	Republic of Indonesia	Sold	0.40%	12/20/2008	(500)	(2)
Royal Bank of Scotland
Group PLC	Republic of Indonesia	Sold	0.40%	12/20/2008	(3,000)	(13)
Royal Bank of Scotland
Group PLC	Republic of Indonesia	Sold	0.39%	12/20/2008	(2,000)	(9)
Credit Suisse First Boston	Republic of Panama	Sold	1.25%	02/20/2017	(200)	(2)
Credit Suisse First Boston	Republic of Panama	Sold	1.20%	02/20/2017	(200)	(3)
Morgan Stanley	Republic of Panama	Sold	0.75%	01/20/2012	(200)	(1)
Morgan Stanley	Russian Federation	Sold	0.25%	06/20/2008	(300)	-
HSBC Bank USA	Ukraine	Sold	0.73%	04/20/2009	(3,400)	(19)
JPMorgan Chase & Co.	United Mexican States	Sold	0.92%	03/20/2016	(500)	5
						$ (1,285)

Summary of Total Return Swap Agreements (in thousands)

JNL/Goldman Sachs Core Plus Bond Fund

						Unrealized
				Expiration	Notional	Appreciation/
Counterparty		Reference Index	Financing Spread Rate	Date	Amount[1]	(Depreciation)
Bank of America N.A.	[4]	Bank of America CMBS AAA 10 Year Index	-0.10%	01/03/2008	6,000	$ 91
	[3]	Bank of America CMBS AAA 10 Year Index	-0.25%	01/31/2008	7,000	(106)
	[3]	Bank of America CMBS AAA 10 Year Index	-0.50%	02/04/2008	2,000	(30)
	[4]	Bank of America CMBS AAA 10 Year Index	-1.15%	06/03/2008	1,000	14
						$ (31)

JNL/Goldman Sachs Short Duration Bond Fund

						Unrealized
				Expiration	Notional	Appreciation/
Counterparty		Reference Index	Financing Spread Rate	Date	Amount[1]	(Depreciation)
Bank of America N.A.	[3]	Bank of America CMBS AAA 10 Year Index	0.35%	01/03/2008	700	$ (11)
	[3]	Bank of America CMBS AAA 10 Year Index	0.45%	01/03/2008	700	(11)
	[4]	Bank of America CMBS AAA 10 Year Index	-0.10%	01/03/2008	3,500	53
	[3]	Bank of America CMBS AAA 10 Year Index	0.20%	02/04/2008	3,000	(46)
	[3]	Bank of America CMBS AAA 10 Year Index	-0.15%	02/04/2008	2,000	(30)
	[3]	Bank of America CMBS AAA 10 Year Index	-0.50%	02/04/2008	2,000	(30)
	[4]	Bank of America CMBS AAA 10 Year Index	-0.13%	02/04/2008	4,000	61
	[3]	Bank of America CMBS AAA 10 Year Index	0.10%	03/04/2008	2,000	(31)
	[4]	Bank of America CMBS AAA 10 Year Index	-1.15%	06/03/2008	500	7
Citibank N.A.	[4]	Bank of America CMBS AAA 10 Year Index	-0.65%	02/04/2008	4,000	59
	[4]	Bank of America CMBS AAA 10 Year Index	-1.50%	06/03/2008	500	7

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Total Return Swap Agreements (in thousands): (continued)

JNL/Goldman Sachs Short Duration Bond Fund (continued)

						Unrealized
				Expiration	Notional	Appreciation/
Counterparty		Reference Index	Financing Spread Rate	Date	Amount[1]	(Depreciation)
Deutshe Bank AG	[3]	Bank of America CMBS AAA 10 Year Index	-0.50%	02/04/2008	3,600	$ (54)
	[3]	Bank of America CMBS AAA 10 Year Index	0.00%	02/04/2008	4,000	61
JPMorgan Chase & Co.	[3]	Bank of America CMBS AAA 10 Year Index	0.20%	12/31/2007	700	(11)
	[3]	Bank of America CMBS AAA 10 Year Index	-0.25%	01/31/2008	5,400	(81)
	[4]	Bank of America CMBS AAA 10 Year Index	-0.30%	01/31/2008	4,000	60
						$ 3

* This swap agreement was fair valued pursuant to the Board approved procedures. The net unrealized depreciation attributable to fair valued swap agreements is

0.00%, 0.21%, and 0.05% of net assets for the JNL/Goldman Sachs Core Plus Bond Fund, the JNL/PIMCO Real Return Fund and the JNL/PIMCO Total Return Bond

Fund, respectively.

1 Notional Amount is stated in USD unless otherwise noted.

2 If the Fund has sold protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the purchaser of the protection

an amount up to the notional value of the swap and in certain instances, take delivery of the security.	As a purchaser of protection, the Fund will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

3 The Fund will pay the resulting amount if positive or receive the resulting amount if negative of the change in the Banc of America Securities CMBS AAA 10yr Index plus the financing spread rate divided by 10,000

4 The Fund will receive the resulting amount if positive or pay the resulting amount if negative of the change in the Banc of America Securities CMBS AAA 10yr Index plus the financing spread rate divided by 10,000.

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Investments by Country*:

	JNL/Capital	JNL/Mellon
	Guardian	Capital
	Global	Management
	Balanced	International
	Fund	Index Fund

Australia	1.3%	5.3%
Austria	0.2	0.5
Belgium	0.3	1.1
Bermuda	0.1	-
Brazil	1.0	-
Canada	5.6	-
China	0.4	0.1
Colombia	0.4	-
Denmark	0.2	0.8
Egypt	0.6	-
Finland	0.2	1.5
France	4.1	8.2
Germany	4.5	7.7
Greece	-	0.7
Hong Kong	1.0	1.9
Hungary	0.6	-
India	0.3	-
Indonesia	0.4	-
Ireland	0.5	0.5
Israel	0.6	-
Italy	-	3.2
Japan	9.7	16.3
Luxembourg	0.3	0.5
Malaysia	0.6	-
Mexico	1.4	-
Netherlands	2.1	3.3
New Zealand	-	0.1
Norway	0.5	0.9
Poland	0.8	-
Portugal	-	0.3
Russia	1.0	-
Singapore	0.8	0.9
South Africa	0.2	-
South Korea	0.2	-
Spain	1.2	3.6
Sweden	0.7	1.9
Switzerland	2.9	5.8
Taiwan	1.0	-
Thailand	0.1	-
Turkey	1.0	-
United Kingdom	5.8	17.2
United States**	47.4	17.7

Total
Investments	100.0%	100.0%

*The Funds presented in the above table are those which have greater than 10% of their portfolios invested in non-U.S. securities at December 31, 2007.
**United States securities include money market funds and the securities lending pool.

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Investments by Sector (percentage of investments):

	Consumer	Consumer			Health		Information
	Discretionary	Staples	Energy	Financials	Care	Industrials	Technology	Materials

JNL/Capital Guardian Global Balanced Fund	6.1%	4.0%	6.3%	12.5%	4.9%	5.7%	9.2%	7.5%
JNL/Franklin Templeton Income Fund	10.1	0.7	10.9	20.7	8.9	4.0	7.6	2.1
JNL/Goldman Sachs Core Plus Bond Fund	1.8	0.5	2.3	5.5	0.1	0.3	0.3	0.2
JNL/Goldman Sachs Short Duration Bond Fund	-	0.7	-	17.8	-	0.3	0.4	-
JNL/JPMorgan U.S. Government & Quality Bond Fund	-	-	-	0.5	-	-	-	-
JNL/Mellon Capital Management Bond
Index Fund	1.3	0.9	0.9	7.0	0.9	0.7	0.4	0.5
JNL/Mellon Capital Management Enhanced
S&P 500 Stock Index Fund	8.7	9.6	11.5	15.2	11.9	9.6	14.3	3.9
JNL/Mellon Capital Management International
Index Fund	9.4	6.9	6.6	22.1	5.1	9.6	4.5	8.1
JNL/Mellon Capital Management S&P 400
MidCap Index Fund	8.9	2.3	7.0	11.1	9.1	11.1	10.2	5.0
JNL/Mellon Capital Management S&P 500
Index Fund	7.5	9.0	11.3	15.4	10.5	10.2	14.6	2.9
JNL/Mellon Capital Management Small Cap
Index Fund	9.8	2.2	4.6	13.7	10.2	10.8	12.9	4.0
JNL/PIMCO Real Return Fund	0.2	-	0.5	3.9	-	-	-	0.1
JNL/PIMCO Total Return Bond Fund	1.0	0.4	0.6	19.0	0.4	0.4	1.0	0.3
JNL/PPM America High Yield Bond Fund	24.6	2.1	8.8	15.0	5.6	4.2	2.4	6.5
JNL/Select Balanced Fund	4.6	7.5	10.4	11.4	6.4	7.7	4.4	3.4
JNL/T. Rowe Price Mid-Cap Growth Fund	13.2	1.1	7.9	3.6	10.8	11.3	17.7	0.9

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2007

Summary of Investments by Sector (percentage of investments): (continued)

					Non-U.S.		U.S.
					Government		Government
					Agency		Agency
					Asset-		Mortgage-
	Investment	Telecommunication		Government	Backed	Short-Term	Backed	Purchased
	Funds	Services	Utilities	Securities	Securities	Investments	Securities	Options	Total

JNL/Capital Guardian Global Balanced Fund	-%	4.9%	0.8%	18.5%	-%	16.9%	2.7%	-%	100.0%
JNL/Franklin Templeton Income Fund	-	2.7	9.7	-	-	17.3	5.3	-	100.0
JNL/Goldman Sachs Core Plus Bond Fund	-	0.7	0.4	10.4	24.7	22.6	30.2	-	100.0
JNL/Goldman Sachs Short Duration Bond Fund	-	1.5	-	1.5	38.0	6.3	33.5	-	100.0
JNL/JPMorgan U.S. Government & Quality Bond Fund	-	-	-	22.5	6.5	26.0	44.5	-	100.0
JNL/Mellon Capital Management Bond
Index Fund	-	1.5	1.2	18.9	4.9	23.9	37.0	-	100.0
JNL/Mellon Capital Management Enhanced
S&P 500 Stock Index Fund	-	3.2	2.2	-	-	9.9	-	-	100.0
JNL/Mellon Capital Management International
Index Fund	-	5.2	4.8	-	-	17.7	-	-	100.0
JNL/Mellon Capital Management S&P 400
MidCap Index Fund	-	0.5	5.6	-	-	29.2	-	-	100.0
JNL/Mellon Capital Management S&P 500
Index Fund	-	3.2	3.1	-	-	12.3	-	-	100.0
JNL/Mellon Capital Management Small Cap
Index Fund	-	1.1	2.2	-	-	28.5	-	-	100.0
JNL/PIMCO Real Return Fund	-	0.2	-	54.5	12.2	5.8	22.6	-	100.0
JNL/PIMCO Total Return Bond Fund	-	0.9	-	1.9	9.2	9.4	54.7	0.8	100.0
JNL/PPM America High Yield Bond Fund	-	5.6	4.5	-	-	20.7	-	-	100.0
JNL/Select Balanced Fund	-	3.8	3.1	3.9	5.0	14.4	14.0	-	100.0
JNL/T. Rowe Price Mid-Cap Growth Fund	-	3.0	-	-	-	30.5	-	-	100.0

The accompanying notes are an integral part of these Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

JNL Series Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of JNL/Capital Guardian Global Balanced Fund, JNL/Franklin Templeton Income Fund, JNL/Goldman Sachs Core Plus Bond Fund, JNL/Goldman Sachs Short Duration Bond Fund, JNL/Mellon Capital Management Bond Index Fund, JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management International Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/PIMCO Real Return Fund, JNL/PIMCO Total Return Bond Fund, JNL/PPM America High Yield Bond Fund, JNL/Select Balanced Fund, and JNL/T. Rowe Price Mid-Cap Growth Fund (the “Funds”) as of and for the year or period ended December 31, 2007, and have issued our report thereon dated February 25, 2008 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included an audit of the Funds’ schedules of investments in securities (the “Schedules”) as of December 31, 2007 appearing in Item 6 of this Form N-CSR. These Schedules are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Schedules based on our audits.

In our opinion, the Schedules referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

KPMG LLP

Chicago, Illinois

February 25, 2008

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a)

The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant's management, including the registrant's principal executive officer and the registrant's principal financial officer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on such evaluation, the registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures are effective.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Exhibits

(a)	(1) The Code of Ethics is attached hereto.
(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 7, 2008

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 7, 2008

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant's Code of Ethics.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(a)(3)	Not applicable.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.